                           PIMCO Funds Annual Report

Multi-Manager Series
June 30, 1999


Share Classes

     Institutional

     Administrative




PIMCO EQUITY ADVISORS
Renaissance Fund                                     Mid-Cap Equity Fund
Growth Fund                                          Opportunity Fund
Core Equity Fund                                     Innovation Fund
Target Fund                                          International Growth Fund


CADENCE CAPITAL MANAGEMENT
Capital Appreciation Fund                            Small-Cap Growth Fund
Mid-Cap Growth Fund                                  Micro-Cap Growth Fund


NFJ INVESTMENT GROUP
Equity Income Fund                                   Value 25 Fund
Value Fund                                           Small-Cap Value Fund


PARAMETRIC PORTFOLIO ASSOCIATES
Enhanced Equity Fund                                 Tax-Efficient Structured
Tax-Efficient Equity Fund                              Emerging Markets Fund
Structured Emerging Markets Fund


BLAIRLOGIE CAPITAL MANAGEMENT
International Fund


MULTIPLE MANAGERS
Balanced Fund


                                                                           PIMCO
                                                                           FUNDS

PIMCO Funds Annual Report


Dear Fellow Shareholder:

The past year has been an eventful time, both in the geopolitical sphere and in the financial markets. After flaring up in March, the Kosovo Crisis is now on the road to resolution. It proved, in the end, to have surprisingly little impact on the U.S. stock and bond markets.

Large-cap growth stocks continued to dominate the stock market through most of the 12 months, until April, when their leadership began to falter, the market broadened, and value stocks emerged from the sidelines. Value investing appeared to be back. Then towards the end of June, the stock market teetered back in the direction of growth stocks. No one can guarantee what will happen next, but all of these events serve to underscore the importance of portfolio diversification.

Of course, there was also the much hyped advent of the "Dow 10,000." After topping 10,000 for the first time in mid-March, the Dow Jones Industrial Average waited until April to close above that mark. It then thundered past 11,000, only to fall back and waver between the two levels for the past few months. To think it was a mere three and a half years ago that the Dow Jones broke 5,000!

The past 12 months have been eventful at PIMCO Funds as well. We are now one of the country's fastest-growing fund families, with assets under management recently surpassing $50 billion. In January, PIMCO announced the formation of a new investment division, PIMCO Equity Advisors, to focus on our expanding slate of stock mutual funds. Based in New York City, the division is headed by Ken Corba, a 14-year investment veteran. PIMCO Equity Advisors currently manages PIMCO Growth, Innovation, Target, Renaissance and Opportunity Funds, with more than $6 billion in assets under management as of June 30, 1999.

As we move toward the new millennium, we will of course continue to work hard to help you meet your financial objectives. As viable opportunities arise, we will be expanding our fund family to offer you additional investment options managed by PIMCO's investment professionals.

Inside this Annual Report, you will find detailed information on our Multi-Manager Series of stock funds. As you will see, these Funds have continued to report strong relative performance. I encourage you to review the information and commentary carefully. Once again, I would like to thank you for the trust you've placed in us through your investments. If you have any questions regarding your investment, contact your financial adviser, or call us at 1-800-426-0107. Or visit our Web site at www.pimcofunds.com.

Sincerely,


/s/ William D. Cvengros

William D. Cvengros
Chairman of the Board
July 30, 1999

A Word About the Year 2000

We at PIMCO are dedicated to making our computer systems fully operational before, during, and after 2000. Similarly, our analysts and portfolio managers take Year 2000 risks into account along with other investment considerations when making investment decisions, such as choosing counterparties and evaluating risks associated with portfolio securities. This evaluation often differs for different issuers and depends upon the investment objectives, policies, and restrictions applicable to a portfolio. The information available for different issuers and counterparties varies substantially in accuracy and completeness. In particular, little information exists about companies that are not registered with the United States Securities and Exchange Commission and about foreign issuers, counterparties, markets, and other institutions.

While we are dedicated to making the transition to Year 2000 a smooth one, we cannot guarantee investment performance or that Year 2000 will not result in losses. Investments in companies with real or perceived Year 2000 problems may decline in value or fail on scheduled dividend, interest, or principal payments. Any such failures may affect the fund's performance./1/

/1/This is a Year 2000 Readiness Disclosure.

Market Review

Stock Market

A Broadened Stock Market Continues Its Ascent

The market corrects and then rises to new heights.

                           [LINE GRAPH APPEARS HERE]

                                  S&P 500
                                    Index
                                    -----
07/03/1998                           1146
07/10/1998                           1164
07/17/1998                           1187
07/24/1998                           1141
07/31/1998                           1121
08/07/1998                           1089
08/14/1998                           1063
08/21/1998                           1081
08/28/1998                           1027
09/04/1998                            974
09/11/1998                           1010
09/18/1998                           1020
09/25/1998                           1045
10/02/1998                           1003
10/09/1998                            984
10/16/1998                           1056
10/23/1998                           1071
10/30/1998                           1099
11/06/1998                           1141
11/13/1998                           1126
11/20/1998                           1164
11/27/1998                           1192
12/04/1998                           1177
12/11/1998                           1166
12/18/1998                           1188
12/25/1998                           1226
01/01/1999                           1229
01/08/1999                           1275
01/15/1999                           1243
01/22/1999                           1225
01/29/1999                           1280
02/05/1999                           1239
02/12/1999                           1230
02/19/1999                           1239
02/26/1999                           1238
03/05/1999                           1275
03/12/1999                           1295
03/19/1999                           1299
03/26/1999                           1283
04/02/1999                           1294
04/09/1999                           1348
04/16/1999                           1319
04/23/1999                           1357
04/30/1999                           1335
05/07/1999                           1345
05/14/1999                           1338
05/21/1999                           1330
05/28/1999                           1302
06/04/1999                           1328
06/11/1999                           1294
06/18/1999                           1343
06/25/1999                           1315
06/30/1999                           1373

Source:Bloomberg

This fiscal year certainly was an eventful one for stock investors. The third quarter of 1998 saw the market correct as a result of concerns over an economic down-turn in Asia that appeared to be spreading. In the fourth quarter, the market rose as these fears began to abate, and the first quarter of 1999 continued the upward trend as the market hit record highs. However, many industry analysts expressed concern over the narrowness of the market, in which the largest of the large-cap growth stocks were responsible for much of this performance. Their concerns proved to be short-lived: in the second quarter of 1999, the market finally broadened, as smaller-capitalization issues as well as lower valuation issues showed strength.

The technology sector, particularly the Internet, was an important driver of performance in the last quarter of 1998 as well as the first quarter of 1999. However, these issues hit a speed bump early in the second quarter of 1999 as interest rates began to rise.

Higher valuation growth stocks also had the same inverse relationship with interest rates. They turned in a strong performance in the last quarter of 1998 and the first quarter of 1999, benefiting from the Federal Reserve's interest rate cuts. Like technology stocks, they suffered in the second quarter as a result of rising interest rates.

In contrast, cyclical and industrial issues saw lackluster performance in the last quarter of 1998 and the first quarter of 1999. However, in the second quarter of this year, they benefited not only from a rise in interest rates but legitimate evidence of a global economic recovery, which resulted in increased demand for basic materials.

The broadening of the market was welcomed by most analysts. It was largely viewed as a healthy event, after a long period of domination by one segment of the market. Looking ahead, we are cautiously optimistic that this broadening will enable the market to continue its rise, and that more stocks will participate in this ascent.

Bond Market

Bond Yields Move Higher

After falling to 4.7% late last year, bond yields have moved higher.

                           [LINE GRAPH APPEARS HERE]

                      30 - Year
                   U.S.Treasury
                         Yields
                         ------
07/03/1998                  5.6 %
07/10/1998                  5.6 %
07/17/1998                  5.7 %
07/24/1998                  5.7 %
07/31/1998                  5.7 %
08/07/1998                  5.6 %
08/14/1998                  5.5 %
08/21/1998                  5.4 %
08/28/1998                  5.3 %
09/04/1998                  5.3 %
09/11/1998                  5.2 %
09/18/1998                  5.1 %
09/25/1998                  5.1 %
10/02/1998                  4.8 %
10/09/1998                  5.1 %
10/16/1998                  5.0 %
10/23/1998                  5.2 %
10/30/1998                  5.2 %
11/06/1998                  5.4 %
11/13/1998                  5.3 %
11/20/1998                  5.2 %
11/27/1998                  5.2 %
12/04/1998                  5.0 %
12/11/1998                  5.0 %
12/18/1998                  5.0 %
12/25/1998                  5.2 %
01/01/1999                  5.1 %
01/08/1999                  5.3 %
01/15/1999                  5.1 %
01/22/1999                  5.1 %
01/29/1999                  5.1 %
02/05/1999                  5.4 %
02/12/1999                  5.4 %
02/19/1999                  5.4 %
02/26/1999                  5.6 %
03/05/1999                  5.6 %
03/12/1999                  5.5 %
03/19/1999                  5.6 %
03/26/1999                  5.6 %
04/02/1999                  5.6 %
04/09/1999                  5.5 %
04/16/1999                  5.6 %
04/23/1999                  5.6 %
04/30/1999                  5.7 %
05/07/1999                  5.8 %
05/14/1999                  5.9 %
05/21/1999                  5.8 %
05/28/1999                  5.8 %
06/04/1999                  6.0 %
06/11/1999                  6.2 %
06/18/1999                  6.0 %
06/25/1999                  6.2 %
06/30/1999                  6.0 %

Source: Bloomberg

In our last report to shareholders we suggested that the historic 18-year bull market for bonds had come to an end. The bond market seemed to agree as Treasury prices fell throughout most of the first half of this year.

Inflation fears have dominated the fixed income marketplace in 1999. OPEC's cuts in oil production sent gasoline prices climbing, which negatively affected inflation reports for the month of April. The economy, fueled by stock market gains, grew faster than expected, adding to speculation that higher inflation was just around the corner. In addition, foreign economies, particularly in Asia, began to recover, as synchronized global central-bank easings appeared to be having a positive impact.

As a result, the Federal Reserve moved to a tightening bias in May and then raised the fed funds rate by a quarter-point to 5.0% at the end of June. The move capped a difficult period for the bond market as Treasury prices fell steadily, with long-term yields rising over one percentage point, breaking above 6% for the first time since early 1998.

Looking ahead, it appears the economy has come to a crossroads. Deflationary forces, including the glut of global capacity and strong productivity gains, remain at work. However, reflationary forces, including central bank easings and a tight U.S. labor market, are also in play. The Fed appears to share this view, moving back to a neutral stance after its recent tightening, explaining that productivity gains continued to offset the wage inflation pressures created by a tight labor market.

We believe that these forces may well offset one another, creating an environment where interest rates remain in a relatively narrow range of between 5% and 6 1/2%. The opposing forces will likely keep inflation subdued, between 2% and 3%. In periods where deflationary forces dominate, interest rates could fall toward the lower end of the range and vice versa. In this environment of lower interest rate volatility, securities that provide incremental yield will become more attractive to bond investors.

PIMCO Funds Financial Information

We are pleased to present an in-depth review of the PIMCO Multi-Manager Series Funds as of June 30, 1999. In order to help analyze, compare and contrast the Funds, the report is broken down into a number of sections. Listed below is a table of contents and descriptions of the various sections.

Pages 6-27 Fund Summaries

A summary of a Fund's performance record and portfolio composition, and a review from the Fund's investment manager.

Pages 48-83 Schedule of Investments

The Schedule of Investments includes a listing of securities in the Fund's portfolio as of June 30, 1999, including the number of shares or principal amount and value as of that date.

                                                                  Schedule of
Fund Name                                      Fund Summary       Investments
Renaissance Fund                               Page 6             Page 48
Growth Fund                                    Page 7             Page 49
Core Equity Fund                               Page 8             Page 50
Target Fund                                    Page 9             Page 51
Mid-Cap Equity Fund                            Page 10            Page 52
Opportunity Fund                               Page 11            Page 53
Innovation Fund                                Page 12            Page 55
International Growth Fund                      Page 13            Page 56
Capital Appreciation Fund                      Page 14            Page 57
Mid-Cap Growth Fund                            Page 15            Page 58
Small-Cap Growth Fund                          Page 16            Page 59
Micro-Cap Growth Fund                          Page 17            Page 61
Equity Income Fund                             Page 18            Page 62
Value Fund                                     Page 19            Page 63
Value 25 Fund                                  Page 20            Page 64
Small-Cap Value Fund                           Page 21            Page 65
Enhanced Equity Fund                           Page 22            Page 66
Tax-Efficient Equity Fund                      Page 23            Page 68
Structured Emerging Markets Fund               Page 24            Page 70
Tax-Efficient Structured Emerging Markets Fund Page 25            Page 74
International Fund                             Page 26            Page 78
Balanced Fund                                  Page 27            Page 81

Pages 28-35 Financial Highlights

This chart shows a per share breakdown of the factors that affect a Fund's NAV for the current and past reporting periods. In addition to showing total returns, the chart reports distributions, asset sizes, expense ratios and portfolio turnover rates.

Pages 36-38 Statements of Assets and Liabilities

A "balance sheet" of a Fund as of the last day of the fiscal period. It includes the Fund's Class level NAVs per share by dividing the Fund's Class level net assets (assets minus liabilities) by the number of Class level shares outstanding.

Pages 39-41 Statements of Operations

This statement lists a Fund's income, expenses, and gains and losses on securities and currency transactions, and appreciation or depreciation from portfolio holdings.

Pages 42-47 Statements of Changes in Net Assets

This reports the increase or decrease in a Fund's net assets during the reporting period. Changes in net assets are due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.

Pages 84-92 Notes to Financial Statements

A description of the significant accounting policies of the Funds, and more detailed information about the schedules and tables that appear in the report.

June 30, 1999

PIMCO Renaissance Fund


Objective

Long-term growth of capital and income


Portfolio

Primarily common stocks with below-average valuations that have improving business fundamentals


Total Net Assets

$659.8 million


Number of Securities in the Portfolio

82 (not including short-term instruments)


PIMCO Advisors Institutional Manager

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 6/30/99


              Inst'l Class       Admin. Class          Russell 1000   S&P 500   Lipper Equity Income
              (Incep. 12/30/97)  (Incep. 8/31/98)      Value          Index     Fund Average
----------------------------------------------------------------------------------------------------
1 year        10.24%             --                    16.38%         22.76%    11.36%
Inception     16.46%             36.41%                --             --        --


Change in Value
$5,000,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]


                                      PIMCO
                                   Renaissance              S&P 500                Russell
 MONTH                                Fund                   Index                1000 Value
---------------------------------------------------------------------------------------------
12/31/97                            5,000,000              5,000,001              5,000,000
01/31/98                            5,005,928              5,055,301              4,929,500
02/28/98                            5,388,263              5,419,889              5,261,255
03/31/98                            5,595,732              5,697,442              5,583,244
04/30/98                            5,723,177              5,754,758              5,620,596
05/31/98                            5,604,624              5,655,834              5,537,411
06/30/98                            5,652,045              5,885,574              5,608,401
07/31/98                            5,536,455              5,822,892              5,509,693
08/31/98                            4,555,424              4,981,019              4,689,851
09/30/98                            4,718,435              5,300,103              4,959,048
10/31/98                            4,922,940              5,731,213              5,343,374
11/30/98                            5,234,143              6,078,582              5,592,376
12/31/98                            5,591,637              6,428,830              5,782,516
01/31/99                            5,947,095              6,697,683              5,828,777
02/28/99                            5,659,994              6,489,520              5,746,591
03/31/99                            5,912,917              6,749,165              5,865,545
04/30/99                            6,217,107              7,010,560              6,413,387
05/31/99                            6,032,542              6,845,041              6,342,840
06/30/99                            6,230,779              7,224,941              6,526,782


*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/1/98, the first full month following the Fund's Institutional Class inception on 12/30/97, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 8/31/98.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings     % of Total Investments
--------------------------------------------------------------------------------
Aetna, Inc.                                                               4.6%
Multi-line insurance business
--------------------------------------------------------------------------------
Micron Technology, Inc.                                                   3.5%
Microcomputer parts
--------------------------------------------------------------------------------
Conseco, Inc.                                                             3.0%
Life insurance co.
--------------------------------------------------------------------------------
Arrow Electronics, Inc.                                                   2.9%
Distributor of electronic components
--------------------------------------------------------------------------------
Asia Pulp & Paper Co.                                                     2.9%
Pulp & paper products
--------------------------------------------------------------------------------
Valero Energy Corp.                                                       2.8%
Oil and gas refining/marketing
--------------------------------------------------------------------------------
Smurfit-Stone Container Corp.                                             2.6%
Paperboard & packaged products
--------------------------------------------------------------------------------
Nabors Industries, Inc.                                                   2.5%
Contract drilling & services
--------------------------------------------------------------------------------
Fleet Financial Group, Inc.                                               2.4%
Commercial banking
--------------------------------------------------------------------------------
MediaOne Group, Inc.                                                      2.3%
Cable/telecommunications service
--------------------------------------------------------------------------------
Top Ten Total                                                            29.5%


Top 5 Industries                                        % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                             17.8%
--------------------------------------------------------------------------------
Technology                                                                16.2%
--------------------------------------------------------------------------------
Energy                                                                    14.7%
--------------------------------------------------------------------------------
Materials & Processing                                                    14.5%
--------------------------------------------------------------------------------
Health Care                                                               10.3%
--------------------------------------------------------------------------------


Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                              97.0%
--------------------------------------------------------------------------------
Cash Equivalents                                                           3.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the one-year period ended June 30, 1999, PIMCO Renaissance Fund Institutional Class shares returned 10.2%.

     The telecom sector contributed greatly to the Fund's performance this year. For instance, Motorola saw its stock price improve after introducing a new product line of advanced digital technology cellular phones. The company is regaining the market share it lost in the past several years as it continues to offer more competitive products. Another of the Fund's telecom holdings, MediaOne, was driven higher based on news that AT&T would be purchasing the cable service and telecommunications provider.

     Technology also turned in solid performance for the Fund this year. An improving global economy resulted in greater demand for semiconductors, PCs and other `cyclical technology' products. For instance, Micron Technology, a maker of semiconductors, performed well as orders began to increase, and investor sentiment regarding semiconductors became positive because of the brightening global economic outlook. Another tech stock that contributed to the Fund's performance was IBM, driven by increased revenues from its service business. IBM has effected a corporate turnaround by moving away from dependence on its PC and mainframe businesses and focusing on other opportunities, including consulting and the formation of strategic alliances with a number of other companies.

     Another standout stock for the Fund this year was Anheuser-Busch. The beer producer and distributor benefited from a surge in domestic beer sales volume, as well as increased profit margins, as much of the pricing pressure on beer has eased. The company continues to benefit from strong brand recognition.

     One disappointment for the Fund this year was Mirage Resorts. Mirage Resorts owns and operates casino-based entertainment resorts in Las Vegas and Laughlin, Nevada. The company suffered from the increasingly competitive nature of the casino industry, with new and more elaborate casinos being built every quarter. It also reported earnings disappointments this year that resulted from decreased traffic to its casinos.

     Looking ahead, the manager believes the Fund is well-positioned to benefit from the recent market broadening as well as the improving global economy, both of which significantly helped its performance in the second quarter.


6                                           See page 48 for financial details.

June 30, 1999

PIMCO Growth Fund

Objective

Long-term growth of capital; income is incidental


Portfolio

Primarily stocks
of large capitalization companies


Total Net Assets

$2.4 billion


Number of Securities in the Portfolio

41 (not including short-term instruments)


PIMCO Advisors Institutional Manager

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Total Return   For period ended 6/30/99

                Inst'l Class     Admin. Class      S&P 500  Lipper Growth
                (Incep. 3/31/99) (Incep. 3/31/99)  Index    Fund Average
--------------------------------------------------------------------------------
Inception       -0.10%           -0.13%            --       --


*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The Fund's Institutional and Administrative Shares commenced operations on 3/31/99. Since the Fund is less than 1-year old, the reported returns are cumulative. The S&P 500 Index is an unmanaged index and it is not possible to invest in an unmanaged index. The performance of the Administrative Class reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                         % of Total Investments
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                       4.4%
Computer network products
--------------------------------------------------------------------------------
Microsoft Corp.                                                           3.7%
Computer software
--------------------------------------------------------------------------------
Citigroup, Inc.                                                           3.5%
Diversified financial services
--------------------------------------------------------------------------------
Tyco International                                                        3.5%
Fire protection systems/cable
--------------------------------------------------------------------------------
Lucent Technologies, Inc.                                                 3.4%
Telecommunications systems/software
--------------------------------------------------------------------------------
EMC Corp.                                                                 3.4%
Computer storage products
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                     3.4%
Discount Stores
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                                          3.4%
Financial services/products
--------------------------------------------------------------------------------
Omnicom Group                                                             3.3%
Major international advertising co.
--------------------------------------------------------------------------------
Nokia Corp.                                                               3.2%
Telecommunication systems & equipment
--------------------------------------------------------------------------------
Top Ten Total                                                            35.2%


Top 5 Industries                                        % of Total Investments
--------------------------------------------------------------------------------

Technology                                                               29.4%
--------------------------------------------------------------------------------
Financial & Business Services                                            22.9%
--------------------------------------------------------------------------------
Capital Goods                                                            14.2%
--------------------------------------------------------------------------------
Consumer Discretionary                                                   14.1%
--------------------------------------------------------------------------------
Communications                                                            8.1%


Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                             96.6%
--------------------------------------------------------------------------------
Cash Equivalents                                                          3.4%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the period since inception through June 30, 1999, PIMCO Growth Fund returned -0.10% for Institutional Class shares.

   The strong performance that large-cap growth stocks experienced in the second half of 1998 and the first quarter of 1999 slowed during the second quarter due to rising interest rates which resulted from concerns over inflation. Investors showed preference in the second quarter for lower valuation issues, particularly cyclical stocks, which had been out of favor but were benefiting from an improving global economy. Growth stocks did, however, finish the quarter on a strong note as the interest rate environment and earnings outlook improved.

     In general, the technology sector performed well for the Fund during the period. The demand for technology products and services continued to be robust, as companies realized it is a necessary means in gaining a competitive advantage in today's global marketplace. Large-cap technology stocks did exhibit interest rate sensitivity in the second quarter of 1999, but for most of the year they flourished in the low interest rate environment. America Online continued to benefit from more new subscriptions than expected as well as an increase in advertising revenues. However, its valuation proved to be highly sensitive to interest rate changes and it did not perform well in the second quarter.

     Another strong area for the Fund was the retail sector. The domestic economy remained strong throughout the year, with low unemployment and low inflation, which enabled consumer confidence and spending to remain at high levels. Many large-cap retail companies, such as Wal-Mart and Home Depot, benefited from strong brand recognition, earnings growth and an Internet presence.

     The health care sector proved to be disappointing for the Fund this period. Concerns about President Clinton's proposed changes to Medicare hurt these stocks' performance. Also, many pharmaceutical companies came to the end of strong product cycles this year, which resulted in a pause in activity. In addition, a number of the higher valuation health care companies, such as pharmaceutical giant Pfizer, were punished by the market in the second quarter because of interest rate fears and declining earnings growth.

     Looking ahead, the manager is optimistic that the Fund will resume its recent outperformance, given the recent drop in interest rates as well as a strong earnings outlook for the second half of 1999.

                                      See page 49 for financial details.       7

June 30, 1999

PIMCO Core Equity Fund


Objective

Long-term growth of capital, with income as a secondary objective


Portfolio

Common stocks of companies with market capitalizations in excess of $3 billion


Total Net Assets

$1.2 million


Number of Securities in the Portfolio

51 (not including short-term instruments)


PIMCO Advisors Institutional Manager

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 6/30/99

                Inst'l Class        Admin. Class       S&P 500   Lipper  Growth
                (Incep. 12/28/94)   (Incep. 5/31/95)   Index     Fund Average
--------------------------------------------------------------------------------
1 year           26.34%             25.84%             22.76%    18.87%
3 years          29.64%             29.24%             29.11%    22.76%
Inception        28.06%             26.65%             --        --

Change in Value
$5,000,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

 MONTH                         PIMCO                 S&P 500
                             Core Equity             Index
                               Fund
-------------------------------------------------------------
12/31/94                     5,000,000              5,000,000
01/31/95                     5,034,965              5,129,650
02/28/95                     5,189,810              5,329,552
03/31/95                     5,339,660              5,486,828
04/30/95                     5,545,390              5,648,415
05/31/95                     5,735,746              5,874,182
06/30/95                     5,921,094              6,010,639
07/31/95                     6,181,582              6,209,952
08/31/95                     6,246,704              6,225,539
09/30/95                     6,422,032              6,488,256
10/31/95                     6,386,996              6,465,093
11/30/95                     6,502,485              6,748,911
12/31/95                     6,397,852              6,878,895
01/31/96                     6,644,715              7,113,052
02/29/96                     6,799,004              7,178,990
03/31/96                     6,772,780              7,248,124
04/30/96                     6,875,788              7,354,962
05/31/96                     7,107,556              7,544,646
06/30/96                     6,987,958              7,573,391
07/31/96                     6,513,499              7,238,799
08/31/96                     6,761,043              7,391,465
09/30/96                     7,225,188              7,807,457
10/31/96                     7,333,489              8,022,786
11/30/96                     7,777,005              8,629,229
12/31/96                     7,546,203              8,458,284
01/31/97                     7,917,776              8,986,757
02/28/97                     7,731,989              9,057,213
03/31/97                     7,327,631              8,685,052
04/30/97                     7,628,168              9,203,550
05/31/97                     8,245,634              9,763,862
06/30/97                     8,496,992             10,201,283
07/31/97                     9,327,566             11,012,999
08/31/97                     8,748,350             10,396,051
09/30/97                     9,322,102             10,965,443
10/31/97                     9,065,279             10,599,197
11/30/97                     9,185,494             11,089,834
12/31/97                     9,456,557             11,280,246
01/31/98                     9,675,240             11,405,006
02/28/98                    10,425,854             12,227,535
03/31/98                    11,129,186             12,853,707
04/30/98                    11,353,779             12,983,015
05/31/98                    11,206,020             12,759,837
06/30/98                    12,051,200             13,278,142
07/31/98                    11,867,979             13,136,729
08/31/98                     9,840,730             11,237,421
09/30/98                    10,679,999             11,957,290
10/31/98                    11,117,365             12,929,896
11/30/98                    11,950,724             13,713,577
12/31/98                    13,339,575             14,503,754
01/31/99                    14,552,263             15,110,301
02/28/99                    13,903,046             14,640,673
03/31/99                    14,717,630             15,226,446
04/30/99                    14,711,505             15,816,166
05/31/99                    14,099,036             15,442,747
06/30/99                    15,225,979             16,299,819

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/1/95, the first full month following the Fund's Institutional Class inception on 12/28/94, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 5/31/95.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                         % of Total Investments
--------------------------------------------------------------------------------
Cendant Corp.                                                             3.8%
Member based consumer svcs.
--------------------------------------------------------------------------------
Motorola, Inc.                                                            3.6%
Semiconductors/comm. eqp.
--------------------------------------------------------------------------------
Microsoft Corp.                                                           3.5%
Computer software
--------------------------------------------------------------------------------
Citigroup, Inc.                                                           3.3%
Diversified financial svcs.
--------------------------------------------------------------------------------
Anheuser Busch Cos., Inc.                                                 3.3%
Brewer/baker
--------------------------------------------------------------------------------
Enron Corp.                                                               3.1%
Nat'l. gas/pipeline sys.
--------------------------------------------------------------------------------
Lucent Technologies, Inc.                                                 2.9%
Telecom. systems/software
--------------------------------------------------------------------------------
Intel Corp.                                                               2.8%
Semiconductor memory circuits
--------------------------------------------------------------------------------
Chancellor Media Corp.                                                    2.6%
Own/operates radio stations
--------------------------------------------------------------------------------
Tyco International Limited                                                2.6%
Fire protection systems
--------------------------------------------------------------------------------
Top Ten Total                                                            31.5%
--------------------------------------------------------------------------------


Top 5 Industries                                        % of Total Investments
--------------------------------------------------------------------------------
Technology                                                               29.2%
--------------------------------------------------------------------------------
Consumer Discretionary                                                   20.9%
--------------------------------------------------------------------------------
Financial & Business Services                                            13.0%
--------------------------------------------------------------------------------
Health Care                                                              11.7%
--------------------------------------------------------------------------------
Consumer Staples                                                          5.8%
--------------------------------------------------------------------------------


Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                             98.4%
--------------------------------------------------------------------------------
Cash Equivalents                                                          1.6%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Core Equity Fund Institutional Class shares posted a return of 26.3% for the one-year period ended June 30, 1999, outperforming both the S&P 500 Index return of 22.8% and the Lipper Growth Fund Average return of 18.9% for the same period.

     The technology sector was a strong performer for the Fund this year. For instance, Intel, the semiconductor manufacturer, posted stellar returns. The company benefited from a recovering global economy, which resulted in increased demand for semiconductors. Another technology standout was Microsoft, which benefited from growing sales as well as a strong product pipeline. Fund holding Lucent was also a strong performer this year, benefiting from increased corporate spending on data communications.

     The consumer discretionary sector also made a positive contribution to the Fund this year. A strong domestic economy, low unemployment and, for most of the year, low interest rates resulted in strong consumer spending and an increase in discretionary spending. For instance, Home Depot benefited from an increase in home purchases and re-financings, which fueled sales of home improvement materials.

     Another standout for the Fund this year was Tyco. This international manufacturing conglomerate, contributed heavily to the Fund's performance this year, benefiting from a strengthening global economy as well as a highly successful acquisition policy.

     A disappointment for the Fund this year was the health care sector. These stocks were hurt in the fourth quarter of 1998 by profit-taking associated with the strong performance they experienced earlier that year. Then again in the second quarter of 1999, this industry group performed poorly, although its fundamental drivers had not changed. Rising interest rates caused a contraction in the price/earnings ratios of healthcare companies, driving stock prices down. In particular, Pfizer negatively affected the Fund's performance, as disappointing sales of Viagra, Pfizer's drug for impotency in males, pushed the stock lower. Staying true to its discipline, the manager sold the stock immediately following the negative news release.

     Looking forward, the manager remains cautiously optimistic about the Fund's performance. While the broadening of the market is positive for the Fund in the long term, rising interest rates may negatively affect the Fund in the short term. However, the manager believes this market environment places a greater emphasis on stock selection, which should continue to benefit PIMCO Core Equity Fund.

8                                            See page 50 for financial details.

June 30, 1999

PIMCO Target Fund


Objective

Capital appreciation; no consideration given to income


Portfolio

Primarily common stocks of companies with medium-sized capitalizations


Total Net Assets

$1.2 billion


Number of Securities in the Portfolio

59 (not including short-term instruments)


PIMCO Advisors Institutional Manager

PIMCO Equity Advisors


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Total Return   For period ended 6/30/99

            Inst'l Class      Admin. Class       S&P Mid-Cap   Lipper Mid-Cap
            (Incep. 3/31/99)  (Incep. 3/31/99)   400 Index     Fund Average
--------------------------------------------------------------------------------
Inception   8.57%             8.51%              --            --

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The Fund's Institutional and Administrative Shares commenced operations on 3/31/99. Since the Fund is less than 1-year old, the reported returns are cumulative. The S&P Mid-Cap Index is an unmanaged index and it is not possible to invest in an unmanaged index. The performance of the Administrative Class reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis.


PORTFOLIO COMPOSITION


Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
VISX, Inc.                                                                  3.1%
Vision correction systems
--------------------------------------------------------------------------------
Comverse Technology, Inc.                                                   3.0%
Developer & marketer of computer systems
--------------------------------------------------------------------------------
Sanmina Corp.                                                               2.6%
Electronic circuit boards
--------------------------------------------------------------------------------
Abercrombie & Fitch Co. 'A'                                                 2.5%
Retail casual apparel
--------------------------------------------------------------------------------
Kansas City Southern Industries, Inc.                                       2.5%
Railroad financial services/mutual funds
--------------------------------------------------------------------------------
Immunex Corp.                                                               2.5%
Immunological bio products
--------------------------------------------------------------------------------
Citrix Systems, Inc.                                                        2.5%
Multi-user application server systems
--------------------------------------------------------------------------------
Allergan, Inc.                                                              2.4%
Opthalmic/dermatological products
--------------------------------------------------------------------------------
Gemstar International Group Limited                                         2.4%
TV/Video recording products
--------------------------------------------------------------------------------
Tiffany & Co.                                                               2.3%
Retail gift items
--------------------------------------------------------------------------------
Top Ten Total                                                              25.8%
--------------------------------------------------------------------------------


Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 26.6%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     22.8%
--------------------------------------------------------------------------------
Health Care                                                                19.4%
--------------------------------------------------------------------------------
Financial & Business Services                                               9.3%
--------------------------------------------------------------------------------
Communications                                                              8.0%
--------------------------------------------------------------------------------


Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               94.9%
--------------------------------------------------------------------------------
Cash Equivalents                                                            5.1%
--------------------------------------------------------------------------------











--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Target Fund posted strong results for the period since inception through June 30, 1999, returning 8.6% for Institutional Class shares.

     The sector that most positively contributed to the Fund's performance was technology. Technology stocks in general benefited from increased investor interest as well as earnings growth that continues to outpace the growth of the market. In particular, the broadening of the market in the second quarter benefited mid-cap technology stocks, many of which offered investors lower valuations and greater growth potential than their large-cap counterparts at a time when rising interest rates caused concern about higher valuation issues.

     Biotechnology also contributed to the Fund's performance this period. For instance, Immunex, a company that develops, markets, and manufactures innovative therapeutic products for the treatment of cancer and infectious diseases, was a strong contributor to the Fund's performance. One of its new products, Enbrel, widely considered the most effective drug on the market for the treatment of rheumatoid arthritis, recently received FDA approval. Sales of the drug have been remarkable, and this high demand is expected to continue, giving it the potential to reach one billion dollars in sales. The company also benefited from continued demand for another of its drugs, Leukine, a white blood cell stimulant, as well as the prospects of a strong product pipeline.

     Another sector that benefited the Fund's returns was health care. VISX, the leading manufacturer and developer of laser eye surgery equipment, turned in a robust performance this year. Its market share in the fast-growing laser eye surgery industry is a phenomenal 80%. The company, which saw its stock price rise after a judge threw out a lawsuit against it by the Federal Trade Commission, experienced high sales growth and high profitability this year, and appears on track to continue this growth.

     One disappointment for the Fund this period was Providian Financial, a credit card company. Like many other financial services stocks, it was hurt by rising interest rates in the second quarter. Providian in particular was also hurt by a pending consumer advocate group lawsuit alleging unfair practices.

     Looking ahead, the manager is optimistic that the Fund will continue to perform well, given that both the earnings growth outlook and the long-term outlook for interest rates, two of the most important drivers of stock prices, appear favorable.

                                        See page 51 for financial details.     9

June 30, 1999

PIMCO Mid-Cap Equity Fund


Objective

Long-term growth of capital


Portfolio

Common stocks of companies with market capitalizations between $800 million and $3 billion


Total Net Assets

$7.4 million


Number of Securities in the Portfolio

58 (not including short-term instruments)


PIMCO Advisors Institutional Manager

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 6/30/99

                          Inst'l Class       S&P Mid-Cap    Lipper Mid-Cap
                          (Incep. 12/28/94)  400 Index      Fund Average
--------------------------------------------------------------------------------
1 year                    23.18%             17.17%         13.36%
3 year                    20.75%             22.48%         16.58%
Inception                 24.22%             --             --

Change in Value
$5,000,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

MONTH                       PIMCO                   S&P
                           Mid-Cap              Mid-Cap 400
                            Equity                 Index
                             Fund
-----------------------------------------------------------
12/31/94                   5,000,000              5,000,000
01/31/95                   4,910,000              5,052,050
02/28/95                   5,190,000              5,317,126
03/31/95                   5,370,000              5,409,394
04/30/95                   5,445,000              5,517,999
05/31/95                   5,435,000              5,651,109
06/30/95                   5,850,000              5,881,160
07/31/95                   6,205,000              6,187,969
08/31/95                   6,205,000              6,302,409
09/30/95                   6,375,000              6,455,173
10/31/95                   6,467,605              6,289,081
11/30/95                   6,542,693              6,563,757
12/31/95                   6,585,784              6,547,426
01/31/96                   6,539,441              6,642,416
02/29/96                   6,750,557              6,868,179
03/31/96                   7,002,866              6,950,487
04/30/96                   7,389,054              7,162,762
05/31/96                   7,734,048              7,259,631
06/30/96                   7,548,678              7,150,700
07/31/96                   6,704,215              6,666,927
08/31/96                   7,100,701              7,051,429
09/30/96                   7,574,424              7,358,871
10/31/96                   7,574,424              7,380,285
11/30/96                   7,945,164              7,796,017
12/31/96                   7,725,848              7,804,670
01/31/97                   7,914,427              8,097,657
02/28/97                   7,578,521              8,031,095
03/31/97                   7,266,187              7,688,729
04/30/97                   7,454,766              7,887,944
05/31/97                   8,073,541              8,577,666
06/30/97                   8,273,906              8,818,698
07/31/97                   8,957,505              9,691,838
08/31/97                   9,122,512              9,680,208
09/30/97                   9,700,035             10,236,819
10/31/97                   9,051,795              9,791,518
11/30/97                   9,063,581              9,936,432
12/31/97                   8,978,700             10,321,966
01/31/98                   8,811,246             10,125,849
02/28/98                   9,568,774             10,964,269
03/31/98                  10,055,187             11,458,757
04/30/98                  10,414,016             11,668,453
05/31/98                  10,015,317             11,143,372
06/30/98                  10,788,793             11,213,575
07/31/98                  10,485,782             10,778,489
08/31/98                   8,731,506              8,772,612
09/30/98                   9,544,852              9,591,097
10/31/98                   9,616,618             10,448,541
11/30/98                  10,190,744             10,969,923
12/31/98                  11,662,454             12,295,090
01/31/99                  12,056,796             11,816,811
02/28/99                  11,268,112             11,197,610
03/31/99                  12,115,528             11,511,143
04/30/99                  12,753,187             12,418,221
05/31/99                  12,434,358             12,472,861
06/30/99                  13,290,164             13,138,912

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/1/95, the first full month following the Fund's Institutional Class inception on 12/28/94, compared to the S&P Mid-Cap 400 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annual basis. The Administrative Class commenced operations on 8/21/97.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Qualcomm, Inc.                                                              3.7%
Mfr. digital wireless comm.
--------------------------------------------------------------------------------
Intimate Brands, Inc.                                                       3.1%
Intimate apparel/personal care prod.
--------------------------------------------------------------------------------
Global Telesystems Group, Inc.                                              3.1%
Telecommunications svcs.
--------------------------------------------------------------------------------
Catalina Marketing Corp.                                                    2.8%
Electronic coupon mktg. sys.
--------------------------------------------------------------------------------
Circuit City Stores                                                         2.7%
Retailer: video equp./appliances
--------------------------------------------------------------------------------
Bed, Bath & Beyond, Inc.                                                    2.7%
Domestic home products
--------------------------------------------------------------------------------
SPX Corp.                                                                   2.4%
Engine parts/piston rings
--------------------------------------------------------------------------------
Comdisco, Inc.                                                              2.4%
Remarket/lease IBM comp. eqp.
--------------------------------------------------------------------------------
Bausch & Lomb, Inc.                                                         2.4%
Vision care & instruments
--------------------------------------------------------------------------------
Linear Technology Corp.                                                     2.3%
Mfr. integrated circuits
--------------------------------------------------------------------------------
Top Ten Total                                                              27.6%


Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 26.8%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     24.3%
--------------------------------------------------------------------------------
Health Care                                                                14.9%
--------------------------------------------------------------------------------
Communications                                                              8.2%
--------------------------------------------------------------------------------
Financial & Business Services                                               5.3%
--------------------------------------------------------------------------------


Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               97.9%
--------------------------------------------------------------------------------
Cash Equivalents                                                            2.1%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the one-year period ended June 30, 1999, PIMCO Mid-Cap Equity Fund Institutional Class shares returned 23.2%, far surpassing the S&P Mid-Cap 400 Index return of 17.2% and the Lipper Mid-Cap Fund Average return of 13.4% for the same period.

     Technology stocks were a strong contributor to the Fund's performance this year. Corporations continued to realize that technology is a necessary means in gaining a competitive advantage in today's global marketplace, which is causing an increase in demand for technology products and services. For instance, Qualcomm, a telecom firm, was a standout this year. The company, which designs, develops, manufactures, markets, licenses, and operates digital wireless communications, infrastructure and subscriber products, benefited from an increase in telecom subscribers as well as increased demand for its semiconductors. The company also benefited from the sale of its wireless infrastructure business to Telefonaktiebdaget LM Ericsson, ridding itself of a money-losing operation and securing its position in third generation cellular technology.

     The consumer discretionary sector was also a strong performer for the Fund this year. Despite a difficult third quarter of 1998, in which consumer confidence suffered as a result of the Asian economic crisis, this sector showed strength in the fourth, first and second quarters. It benefited from a strong domestic economy, a tight labor market and relatively low interest rates, all of which fueled consumer confidence and spending.

     Individual standouts for the Fund this year included Intimate Brands, the intimate apparel retailer. The company benefited from a strong domestic economy, solid customer response to new product offerings and investor enthusiasm for the Victoria's Secret Web site. SPX Corp., a consolidator in the auto parts industry, was another standout for the Fund. The company capitalized on its ability to successfully integrate earlier acquisitions, producing savings from economies of scale.

     A disappointment for the Fund this year was Providian Financial, a credit card issuer. Not only was it hurt by rising interest rates but it was also negatively affected by a pending consumer advocate group lawsuit alleging unfair practices.

     In the second quarter of 1999, in order to benefit from a global economic recovery, the Fund was repositioned with a bias towards global growth. Going forward, the manager is cautiously optimistic about the Fund's performance, but will continue to observe economic and monetary policy developments closely. Although the Federal Reserve has moved back towards neutral after having raised rates, there is concern that continued economic strength may lead to further tightening. Should additional evidence of domestic strength emerge, the manager would continue to reduce the Fund's consumer cyclical exposure.

10                                           See page 52 for financial details.

June 30, 1999

PIMCO Opportunity Fund


Objective

Capital appreciation; no consideration given to income


Portfolio

Primarily stocks of small-capitalization companies


Total Net Assets

$433.1 million


Number of Securities in the Portfolio

104 (not including short-term instruments)


PIMCO Advisors Institutional Manager

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Total Return   For period ended 6/30/99

            Inst'l Class     Admin. Class     Russell 2000  Lipper Cap. App.
            (Incep. 3/31/99) (Incep. 3/31/99) Index         Fund Average
--------------------------------------------------------------------------------
Inception*  13.36%           13.36%           --            --


*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The Fund's Institutional and Administrative Shares commenced operations on 3/31/99. Since the fund is less than 1-year old, the reported returns are cumulative. The Russell 2000 Index is an unmanaged index and it is not possible to invest in an unmanaged index. The performance of the Administrative Class reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
WinStar Communications, Inc.                                                2.5%
Telecommunications/info. services
--------------------------------------------------------------------------------
SFX Entertainment, Inc.                                                     2.0%
Producer of live entertainment events
--------------------------------------------------------------------------------
Premier Parks, Inc.                                                         1.9%
Theme parks
--------------------------------------------------------------------------------
B.J.'s Wholesale Club, Inc.                                                 1.6%
Wholesale cash & carry merchandise
--------------------------------------------------------------------------------
True North Communications                                                   1.5%
International advertising agency
--------------------------------------------------------------------------------
Sotheby's Holdings                                                          1.5%
Auction house/art dealer
--------------------------------------------------------------------------------
Advanced Energy Industries                                                  1.4%
Semiconductors/film prod. equip.
--------------------------------------------------------------------------------
Pinnacle Holdings, Inc.                                                     1.4%
Real estate investment trust
--------------------------------------------------------------------------------
Furniture Brands International, Inc.                                        1.4%
Residential furniture
--------------------------------------------------------------------------------
Visual Networks, Inc.                                                       1.3%
Networking products
--------------------------------------------------------------------------------
Top Ten Total                                                              16.5%
--------------------------------------------------------------------------------


Top 5 Industries % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 30.5%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     15.2%
--------------------------------------------------------------------------------
Communications                                                             11.1%
--------------------------------------------------------------------------------
Health Care                                                                10.2%
--------------------------------------------------------------------------------
Consumer Services                                                           8.7%
--------------------------------------------------------------------------------


Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               95.5%
--------------------------------------------------------------------------------
Cash Equivalents                                                            4.5%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the period since inception through June 30, 1999, PIMCO Opportunity Fund posted stellar results, returning 13.4% for Institutional Class shares.

     Through much of this period, the market was dominated by large-cap growth stocks, which did not bode well for the small-cap sector. However, in the second quarter of 1999, the market rotated away from large-cap growth issues in favor of smaller-capitalization and lower valuation issues, benefiting Opportunity Fund's performance.

     The telecom sector performed well for the Fund this period. Increased demand by corporations for data communications capabilities, coupled with a dramatic increase in the number of cellular phone users, boosted this sector. One telecom standout was Winstar Communications, an emerging telecommunications company with an important market niche. Winstar offers a creative, economical solution to the `bandwidth bottleneck' facing small and mid-sized companies, by providing cheap, high-speed wireless bandwidth. The company benefited from a strong market position, a result of its purchase of many of the radio licenses necessary to provide wireless bypass services to fiber optic hubs. Winstar also saw strong sales growth this year, and appears on track to maintain this momentum.

     Another standout this period was Pinnacle Holdings, a major provider of tower space for wireless communications. The company benefited from its rapid tower consolidation strategy, which has resulted in significant gains in cash flow.

     One disappointment for the Fund this period was Alaska Airlines. It suffered from pricing pressure and a decrease in traffic. It was also hurt by a boost in the price of fuel, resulting from increased demand brought on by an improving global economy. Its shrinking profit margin prompted the manager to remove it from the Fund.

     Looking ahead, the manager is optimistic that the Fund will continue its outperformance, especially given the increased investor interest in smaller-capitalization stocks, the tame inflationary environment and the strong earnings outlook for many growth stocks.

                                        See page 53 for financial details.    11

June 30, 1999

PIMCO Innovation Fund


Objective

Capital appreciation; no consideration given to income


Portfolio

Primarily technology-related stocks of companies of all sizes


Total Net Assets

$1.3 billion


Number of Securities in the Portfolio

43 (not including short-term instruments)


PIMCO Advisors Institutional Manager

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Total Return   For period ended 6/30/99

                     Inst'l Class       S&P 500        Lipper Science & Tech.
                     (Incep.3/05/99)    Index          Fund Average
--------------------------------------------------------------------------------
Inception            14.57%             --             --


*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The Fund's Institutional Class Shares commenced operations on 3/5/99. Since the fund is less than 1-year old, the reported returns are cumulative. The S&P 500 Index is an unmanaged index and it is not possible to invest in an unmanaged index.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                          % of Total Investments
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                        5.1%
Computer network products
--------------------------------------------------------------------------------
Lucent Technologies, Inc.                                                  4.7%
Telecom. systems/software
--------------------------------------------------------------------------------
Microsoft Corp.                                                            4.1%
Computer software
--------------------------------------------------------------------------------
America Online, Inc.                                                       4.1%
Online computer services
--------------------------------------------------------------------------------
Motorola, Inc.                                                             3.8%
Semiconductors/comm. equip.
--------------------------------------------------------------------------------
Siebel Systems, Inc.                                                       3.4%
Marketing info. for software sys.
--------------------------------------------------------------------------------
Nokia Corp.                                                                3.4%
Telecommunication sys. & equip.
--------------------------------------------------------------------------------
Tellabs, Inc.                                                              3.4%
Voice data communications equip.
--------------------------------------------------------------------------------
Sun Microsystems, Inc.                                                     3.3%
Markter of networked workstations
--------------------------------------------------------------------------------
Xilinx, Inc.                                                               3.2%
Supplier of semiconductors
--------------------------------------------------------------------------------
Top Ten Total                                                             38.5%


Top 4 Industries                                         % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                70.4%
--------------------------------------------------------------------------------
Communications                                                            10.2%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     6.3%
--------------------------------------------------------------------------------
Health Care                                                                5.9%
--------------------------------------------------------------------------------


Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                              92.8%
--------------------------------------------------------------------------------
Cash Equivalents                                                           7.2%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Innovation Fund posted strong results for the period since inception through June 30, 1999, returning 14.57%.

     Telecom equipment stocks contributed significantly to the Fund's performance during the period. The sector benefited from the increased demand from companies for data transmission capabilities, which resulted in increased spending by phone companies. The sector also benefited from higher-than-expected cellular phone subscriptions, driven by more competitive pricing plans and improved cellular phone technology. For instance, Nokia, the Finnish cellular phone manufacturer, saw its sales rise as a result of the increase in overall cellular phone subscriptions. Motorola also benefited from this subscription increase and the introduction of a more competitive digital phone product line.

     Motorola significantly contributed to the Fund's performance during this period. The cellular phone manufacturer benefited from an improved, more competitive digital product line which helped it regain market share that it had lost in the past three years. The company is also participating in the industry recovery in semiconductors. The stock, which hit a new high in the second quarter of 1999, continues to postively surprise Wall Street.

     A disappointing sector for the Fund was PCs. The anticipated increase in Y2K PC sales did not occur, and PC stocks saw lackluster results for much of the period. In addition, pricing pressures in the industry have kept profit margins down. As a result, the manager reduced the Fund's PC exposure, although remaining confident that this seasonal business will see improvement in the second half of the year due to back-to-school and holiday PC buying. In particular, PC maker Compaq negatively affected the Fund's performance. The company did not meet its March earnings estimate and continued to have problems reducing its channel inventory as more lean competitors, such as Dell, have mastered inventory management.

     The Fund ably weathered the volatility of the market this year and, looking ahead, the manager is optimistic that the Fund will continue its outperformance in the coming year.

12                                          See page 55 for financial details.

June 30, 1999

PIMCO International Growth Fund


Objective

Long-term growth of capital


Portfolio

Common stocks of companies domiciled outside the United States


Total Net Assets

$8.4 million

Number Of Securities In The Portfolio

63 (not including short-term instruments)


PIMCO Advisors Institutional Manager

PIMCO Equity Advisors


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 6/30/99

                          Inst'l Class       MSCI           Lipper International
                          (Incep. 12/31/97)  EAFE Index     Fund Average
--------------------------------------------------------------------------------
1 year                    28.62%             7.92%          4.83%
Inception                 44.97%             --             --


Change in Value
$5,000,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

 MONTH                     PIMCO                   MSCI
                       International               EAFE
                           Growth                 Index
                            Fund
----------------------------------------------------------
12/31/97                  5,000,000              5,000,000
01/31/98                  5,190,000              5,230,000
02/28/98                  5,595,000              5,566,812
03/31/98                  6,090,000              5,739,383
04/30/98                  6,385,000              5,785,872
05/31/98                  6,635,000              5,759,257
06/30/98                  6,775,000              5,804,179
07/31/98                  7,040,000              5,864,543
08/31/98                  5,940,000              5,139,099
09/30/98                  5,570,000              4,982,870
10/31/98                  5,895,000              5,503,580
11/30/98                  6,490,000              5,787,015
12/31/98                  6,970,063              6,016,759
01/31/99                  7,529,624              6,000,514
02/28/99                  7,317,751              5,858,902
03/31/99                  7,801,255              6,104,976
04/30/99                  8,393,412              6,353,448
05/31/99                  8,051,156              6,027,516
06/30/99                  8,713,937              6,263,795

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/1/98, the first full month following the Fund's Institutional Class inception on 12/31/97, compared to the Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East), an unmanaged market index. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
South Korea/Korea Telecom                                                   3.2%
--------------------------------------------------------------------------------
Japan/Takeda Chemical Industries                                            3.2%
--------------------------------------------------------------------------------
Netherlands/Koninklijke Philips Electronics NV                              2.9%
--------------------------------------------------------------------------------
Finland/Nokia Corp. SP                                                      2.7%
--------------------------------------------------------------------------------
Netherlands/STMicroelectronics NV                                           2.7%
--------------------------------------------------------------------------------
Netherlands/Equant                                                          2.6%
--------------------------------------------------------------------------------
Canada/TLC The Laser Center                                                 2.6%
--------------------------------------------------------------------------------
United Kingdom/Vodafone Group                                               2.2%
PLC SP
--------------------------------------------------------------------------------
Netherlands/United Pan-Europe Communication NV                              2.2%
--------------------------------------------------------------------------------
Singapore/Natsteel Electronics Limited                                      2.1%
--------------------------------------------------------------------------------
Top Ten Total                                                              26.4%
--------------------------------------------------------------------------------


Top 5 Countries                                           % of Total Investments
--------------------------------------------------------------------------------
Japan                                                                      16.6%
--------------------------------------------------------------------------------
Netherlands                                                                12.9%
--------------------------------------------------------------------------------
United Kingdom                                                             11.4%
--------------------------------------------------------------------------------
Singapore                                                                   6.1%
--------------------------------------------------------------------------------
Canada                                                                      5.8%
--------------------------------------------------------------------------------


Regional Breakdown
--------------------------------------------------------------------------------
Eastern Europe                                                             34.3%
--------------------------------------------------------------------------------
Asia                                                                       29.0%
--------------------------------------------------------------------------------
Europe                                                                     14.0%
--------------------------------------------------------------------------------
Canada                                                                      6.0%
--------------------------------------------------------------------------------
Latin America                                                               3.1%
--------------------------------------------------------------------------------
Australia                                                                   3.0%
--------------------------------------------------------------------------------
United States                                                               1.0%
--------------------------------------------------------------------------------


Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               90.4%
--------------------------------------------------------------------------------
Cash Equivalents                                                            9.6%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO International Growth Fund posted a steller return of 28.6% for the one-year period ended June 30, 1999, far outperforming the MSCI EAFE Index return of 7.9% as well as the Lipper International Growth Average return of 4.8% for the same period.

     The Fund's telecommunications holdings turned in a solid performance for the Fund this year. For instance, Nokia, the Finnish cellular phone manufacturer, made a strong contribution to the Fund's performance. The company benefited from the success of one-rate plans as well as the conversion from analog to digital cell phones, both of which caused an increased demand for cellular phones. In addition, the company's performance was aided by an increase in profit margins.

     A recovering Asian economy in the first half of 1999 also contributed positively to the Fund's performance. For instance, Korea Telecom was a standout during this period. The company benefited from the infrastructure buildout in telecommunications in Asia as well as an increase in cellular phone subscribers. Cathay Pacific Airways, Hong Kong's largest airline, was up strongly, buoyed by better than expected traffic statistics and the settlement of a labor dispute. The new labor contract should result in large cost reductions and improved efficiency over the coming years. Softbank, a Japanese company with large Internet holdings, continued to show strength as the Internet remained a dominant secular trend.

     The European financial sector turned in a mixed performance this year. In the second half of 1998 and the first quarter of 1999, the sector performed well, as lower interest rates helped propel the market higher. However, in the second quarter of 1999, the fear of higher interest rates due to stronger global growth weighed on these stocks. National Bank of Greece, Royal Bank of Scotland and UBS all declined in the second quarter.

     With the global economy continuing to improve, the manager has further increased exposure to Asian markets and to beneficiaries of a global economic recovery while trimming positions in Europe. For instance, the Fund's energy holdings and growth cyclical holdings have been increased. Within Asia, the Fund is overweight in Hong Kong, Singapore and Korea while slightly underweight in a still somewhat shaky Japan. The Fund continues to be overweight in telecommunications and technology issues, as the manager believes these secular trends will continue to be rewarded. The manager remains cautiously optimistic about the Fund's performance, particularly in light of the improved global economic situation.

                                        See page 56 for financial details.    13

June 30, 1999

PIMCO Capital Appreciation Fund


Objective

Growth of capital


Portfolio

Primarily common stocks of companies with market capitalizations of at least $100 million that have improving fundamentals and whose stock is reasonably valued by the market


Total Net Assets

$1.1 billion


Number of Securities in the Portfolio

91 (not including short-term instruments)


PIMCO Advisors Institutional Manager

Cadence Capital Management


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 6/30/99

                Inst'l Class    Admin. Class     S&P 500 Lipper Capital
                (Incep. 3/8/91) (Incep. 7/31/96) Index   Apprec. Fund Average
--------------------------------------------------------------------------------
1 year          10.57%          10.30%           22.76%  20.04%
3 years         24.58%          --               29.11%  16.67
5 years         24.49%          --               27.87%  19.28%
Inception       19.50%          27.31%           --      --

Change in Value
$5,000,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

MONTH                    PIMCO                 S&P 500
                         Capital                 Index
                         Appreciation
                         Fund
----------------------------------------------------------------------------

03/31/91                 5,000,000              5,000,000
04/30/91                 4,854,350              5,012,000
05/31/91                 5,094,373              5,228,518
06/30/91                 4,820,061              4,989,052
07/31/91                 5,164,862              5,221,542
08/31/91                 5,327,032              5,345,293
09/30/91                 5,253,318              5,256,026
10/31/91                 5,433,351              5,326,457
11/30/91                 5,275,577              5,111,801
12/31/91                 6,008,526              5,696,591
01/31/92                 5,951,282              5,590,634
02/29/92                 6,015,540              5,663,312
03/31/92                 5,817,823              5,552,878
04/30/92                 5,805,268              5,716,132
05/31/92                 5,830,077              5,744,142
06/30/92                 5,646,491              5,658,669
07/31/92                 5,811,083              5,889,825
08/31/92                 5,666,801              5,769,261
09/30/92                 5,816,058              5,837,050
10/31/92                 6,018,924              5,857,187
11/30/92                 6,371,407              6,056,624
12/31/92                 6,459,843              6,130,939
01/31/93                 6,679,451              6,182,194
02/28/93                 6,599,169              6,266,457
03/31/93                 6,904,241              6,398,680
04/30/93                 6,735,135              6,244,023
05/31/93                 7,040,790              6,411,051
06/30/93                 7,153,400              6,429,835
07/31/93                 7,052,175              6,403,987
08/31/93                 7,310,181              6,646,954
09/30/93                 7,525,186              6,595,972
10/31/93                 7,543,860              6,732,443
11/30/93                 7,393,094              6,668,283
12/31/93                 7,603,513              6,748,903
01/31/94                 7,871,521              6,978,365
02/28/94                 7,764,846              6,788,973
03/31/94                 7,377,445              6,492,973
04/30/94                 7,405,400              6,576,213
05/31/94                 7,399,773              6,684,129
06/30/94                 7,191,566              6,520,301
07/31/94                 7,367,360              6,734,427
08/31/94                 7,587,534              7,010,539
09/30/94                 7,384,297              6,839,131
10/31/94                 7,554,006              6,992,806
11/30/94                 7,208,583              6,738,128
12/31/94                 7,279,887              6,838,055
01/31/95                 7,275,418              7,015,365
02/28/95                 7,638,905              7,288,754
03/31/95                 7,973,994              7,503,845
04/30/95                 8,248,506              7,724,833
05/31/95                 8,550,420              8,033,595
06/30/95                 8,920,691              8,220,215
07/31/95                 9,416,251              8,492,798
08/31/95                 9,507,671              8,514,115
09/30/95                 9,884,778              8,873,410
10/31/95                 9,700,127              8,841,732
11/30/95                 9,998,064              9,229,884
12/31/95                 9,983,895              9,407,652
01/31/96                10,319,950              9,727,888
02/29/96                10,710,996              9,818,066
03/31/96                10,731,348              9,912,614
04/30/96                10,866,103             10,058,726
05/31/96                11,141,737             10,318,140
06/30/96                11,121,089             10,357,452
07/31/96                10,561,962              9,899,860
08/31/96                11,016,637             10,108,648
09/30/96                11,692,504             10,677,563
10/31/96                11,987,428             10,972,050
11/30/96                12,859,911             11,801,427
12/31/96                12,658,812             11,567,641
01/31/97                13,397,357             12,290,387
02/28/97                13,259,311             12,386,744
03/31/97                12,776,151             11,877,772
04/30/97                13,183,386             12,586,875
05/31/97                14,025,466             13,353,165
06/30/97                14,625,966             13,951,386
07/31/97                16,206,592             15,061,498
08/31/97                15,599,190             14,217,753
09/30/97                16,544,805             14,996,459
10/31/97                16,248,006             14,495,577
11/30/97                16,662,144             15,166,577
12/31/97                16,991,599             15,426,988
01/31/98                16,723,663             15,597,610
02/28/98                17,951,702             16,722,510
03/31/98                18,949,019             17,578,870
04/30/98                18,963,905             17,755,713
05/31/98                18,651,313             17,450,492
06/30/98                19,447,678             18,159,332
07/31/98                18,889,478             17,965,934
08/31/98                15,808,216             15,368,420
09/30/98                16,693,892             16,352,921
10/31/98                17,460,487             17,683,067
11/30/98                18,599,214             18,754,838
12/31/98                19,980,246             19,835,492
01/31/99                20,637,174             20,665,012
02/28/99                19,812,008             20,022,744
03/31/99                20,292,687             20,823,854
04/30/99                20,989,673             21,630,362
05/31/99                20,268,654             21,119,669
06/30/99                21,502,398             22,291,811


*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/1/91, the first full month following the Fund's Institutional Class inception on 3/8/91, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 7/31/96.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Lucent Technologies, Inc.                                                   1.9%
Telecommunications systems/software
--------------------------------------------------------------------------------
Microsoft Corp.                                                             1.9%
Computer software
--------------------------------------------------------------------------------
Tyco International Limited                                                  1.8%
Fire protection systems
--------------------------------------------------------------------------------
Tellabs, Inc.                                                               1.8%
Voice data communications equipment
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                       1.6%
Discount stores
--------------------------------------------------------------------------------
Johnson Controls, Inc.                                                      1.5%
Building Controls/auto products
--------------------------------------------------------------------------------
Texas Instruments, Inc.                                                     1.5%
Semiconductors/electrical equipment
--------------------------------------------------------------------------------
Honeywell, Inc.                                                             1.5%
Computers/industrial control systems
--------------------------------------------------------------------------------
International Business Machines Corp.                                       1.5%
Manufacturer of business machines
--------------------------------------------------------------------------------
AlliedSignal, Inc.                                                          1.5%
Aerospace/automotive fibers
--------------------------------------------------------------------------------
Top Ten Total                                                              16.5%
--------------------------------------------------------------------------------



Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              21.2%
--------------------------------------------------------------------------------
Technology                                                                 16.1%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     15.9%
--------------------------------------------------------------------------------
Capital Goods                                                              10.0%
--------------------------------------------------------------------------------
Health Care                                                                 7.4%
--------------------------------------------------------------------------------


Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               96.3%
--------------------------------------------------------------------------------
Cash Equivalents                                                            3.7%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Capital Appreciation Fund Institutional Class shares posted a positive return of 10.6% for the one-year period ended June 30, 1999.

     The telecom sector contributed significantly to the Fund's performance this year, benefiting from an increased demand from corporations for data communications capabilities. One standout in particular was Tellabs, which designs, manufactures, markets, and services voice, data and video transport and network access systems used worldwide by public telephone companies, long-distance carriers, and wireless service products. The company has benefited from the explosion in the telecommunications infrastructure business, as demand for Internet access continues to grow. The company also benefited from its strong acquisition strategy, which has enabled it to grow larger and more efficient.

     Consumer cyclicals also contributed positively to the Fund's performance. A strong domestic economy and tight labor market this year resulted in a high level of consumer confidence. Companies such as Wal-Mart, Circuit City, The Gap, Home Depot, Lowe's and TJX all benefited from this trend. In particular, The Gap saw its stock price rise significantly during the year. The company continued its expansion, currently operating over 2,000 stores selling casual apparel, personal care and other accessories for all age groups. Its brands, which include Gap, GapKids, babyGap, Banana Republic and Old Navy, all benefited from strong branding. Same-store sales continued to grow, with the company realizing strong growth in particular from its lower-end Old Navy division.

     Tyco International, an international manufacturing conglomerate, also did well for the Fund. The company benefited from a stronger global economy, which created an increased demand for its products. It also continued to benefit from its successful acquisition policy, which included purchases of ADT, AMP, Raychem and Central Sprinkler.

     One disappointment for the Fund this year was HealthSouth, a health maintenance organization. Its lackluster performance was directly attributable to the lack of pricing power in the HMO industry. The industry was plagued by an inability to raise its fees high enough to meet anticipated price increases by the medical profession. General uncertainty about profitability led the manager to sell this holding.

     PIMCO Capital Appreciation Fund was rewarded for its growth-at-a-reasonable price investment philosophy in the second quarter of 1999, as interest rates rose and investors shied away from the highest valuation growth stocks. In this market environment, the manager is optimistic that the Fund's strong performance will continue.

14                                           See page 57 for financial details.

June 30, 1999

PIMCO Mid-Cap Growth Fund


Objective

Growth of capital

Portfolio

Primarily common stocks of companies with medium capitalizations that have improving fundamentals and whose stock is reasonably valued


Total Net Assets

$1.0 billion


Number of Securities in the Portfolio

99 (not including short-term instruments)


PIMCO Advisors Institutional Manager

Cadence Capital Management


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 6/30/99

              Inst'l Class     Admin. Class      Russell 2000  S&P Mid-Cap Lipper Mid-Cap
              (Incep. 8/26/91) (Incep. 11/30/94) Mid-Cap Index 400 Index   Fund Average
------------------------------------------------------------------------------------------
1 year         0.33%           0.31%             11.29%        17.17%      13.36%
3 years       18.23%           17.99%            19.60%        22.48%      16.58%
5 years       20.56%           --                20.92%        22.27%      19.67%
Inception     16.90%           21.84%            --            --          --

Change in Value
$5,000,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

MONTH                 PIMCO               Russell 2000              S&P
                     Mid-Cap                Mid-Cap             Mid-Cap 400
                      Growth                 Index                 Index
                       Fund
----------------------------------------------------------------------------
08/31/91             5,000,000              5,000,000            5,000,001
09/30/91             4,974,950              4,970,800            4,983,726
10/31/91             5,157,144              5,072,701            5,178,963
11/30/91             5,011,661              4,862,945            5,004,443
12/31/91             5,665,299              5,407,887            5,595,983
01/31/92             5,671,673              5,509,555            5,694,981
02/29/92             5,727,031              5,636,110            5,785,594
03/31/92             5,555,924              5,492,107            5,567,703
04/30/92             5,519,126              5,535,055            5,501,202
05/31/92             5,524,162              5,570,812            5,553,288
06/30/92             5,378,127              5,480,453            5,394,741
07/31/92             5,525,925              5,709,591            5,662,558
08/31/92             5,364,436              5,578,099            5,527,115
09/30/92             5,541,064              5,693,789            5,604,467
10/31/92             5,722,284              5,833,116            5,738,605
11/30/92             6,066,939              6,127,047            6,059,312
12/31/92             6,185,404              6,291,558            6,262,638
01/31/93             6,414,599              6,417,263            6,340,946
02/28/93             6,216,680              6,424,579            6,252,243
03/31/93             6,470,422              6,633,570            6,468,102
04/30/93             6,293,134              6,457,781            6,298,857
05/31/93             6,562,549              6,662,815            6,585,789
06/30/93             6,765,881              6,738,172            6,618,817
07/31/93             6,682,647              6,770,650            6,606,109
08/31/93             7,013,472              7,071,740            6,878,849
09/30/93             7,201,787              7,098,825            6,951,558
10/31/93             7,128,883              7,104,717            6,974,262
11/30/93             6,929,867              6,939,959            6,819,984
12/31/93             7,160,996              7,191,324            7,136,602
01/31/94             7,309,331              7,389,733            7,302,606
02/28/94             7,299,101              7,289,232            7,198,982
03/31/94             7,033,122              6,978,711            6,865,540
04/30/94             7,058,599              7,026,585            6,916,620
05/31/94             6,930,633              7,036,141            6,851,147
06/30/94             6,700,295              6,827,801            6,615,200
07/31/94             6,851,806              7,062,131            6,839,197
08/31/94             7,210,540              7,396,947            7,197,380
09/30/94             7,026,048              7,216,165            7,063,070
10/31/94             7,167,804              7,271,369            7,140,297
11/30/94             6,829,168              6,950,556            6,818,234
12/31/94             6,991,678              7,040,844            6,880,819
01/31/95             6,924,894              7,185,463            6,952,448
02/28/95             7,346,142              7,557,383            7,317,236
03/31/95             7,582,451              7,773,675            7,444,212
04/30/95             7,753,580              7,890,902            7,593,669
05/31/95             8,020,945              8,150,197            7,776,852
06/30/95             8,493,975              8,424,125            8,093,439
07/31/95             9,295,489              8,833,116            8,515,658
08/31/95             9,367,547              8,968,440            8,673,147
09/30/95             9,501,369              9,171,037            8,883,375
10/31/95             9,355,709              8,965,881            8,654,806
11/30/95             9,536,022              9,411,754            9,032,804
12/31/95             9,599,034              9,466,624            9,010,331
01/31/96             9,789,114              9,666,181            9,141,053
02/29/96            10,026,714              9,893,143            9,451,739
03/31/96            10,152,383             10,036,296            9,565,008
04/30/96            10,364,554             10,320,625            9,857,133
05/31/96            10,539,595             10,476,466            9,990,441
06/30/96            10,325,462             10,319,110            9,840,535
07/31/96             9,831,497              9,680,460            9,174,783
08/31/96            10,367,953             10,141,443            9,703,920
09/30/96            11,095,622             10,642,329           10,127,011
10/31/96            11,169,983             10,727,681           10,156,481
11/30/96            11,849,848             11,381,211           10,728,595
12/31/96            11,841,245             11,265,123           10,740,504
01/31/97            12,326,596             11,686,551           11,143,703
02/28/97            12,120,488             11,668,787           11,052,101
03/31/97            11,774,758             11,172,864           10,580,950
04/30/97            12,027,407             11,450,845           10,855,103
05/31/97            12,858,488             12,286,299           11,804,273
06/30/97            13,483,461             12,688,306           12,135,973
07/31/97            14,733,407             13,746,765           13,337,556
08/31/97            14,713,461             13,596,925           13,321,551
09/30/97            15,750,651             14,373,309           14,087,540
10/31/97            15,418,218             13,814,188           13,474,732
11/30/97            15,524,596             14,142,965           13,674,158
12/31/97            15,887,569             14,533,311           14,204,715
01/31/98            15,605,123             14,260,085           13,934,826
02/28/98            16,523,072             15,375,224           15,088,629
03/31/98            17,031,474             16,104,009           15,769,126
04/30/98            17,278,614             16,144,269           16,057,701
05/31/98            16,692,539             15,645,411           15,335,105
06/30/98            17,010,291             15,862,100           15,431,716
07/31/98            16,523,072             15,105,478           14,832,965
08/31/98            13,578,576             12,688,602           12,072,550
09/30/98            14,560,074             13,509,554           13,198,919
10/31/98            14,962,560             14,430,906           14,378,903
11/30/98            15,788,713             15,113,487           15,096,410
12/31/98            17,147,689             15,999,138           16,920,056
01/31/99            16,406,007             15,971,939           16,261,866
02/28/99            15,523,405             15,440,074           15,409,744
03/31/99            15,597,573             15,923,348           15,841,217
04/30/99            16,398,590             17,100,083           17,089,505
05/31/99            16,361,506             17,050,493           17,164,699
06/30/99            17,066,104             17,652,376           18,081,294

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 9/1/91, the first full month following the Fund's Institutional Class inception on 8/26/91, compared to the Russell 2000 Mid-Cap Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/30/94.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Best Buy Co., Inc.                                                          1.4%
Electronics supply store
--------------------------------------------------------------------------------
Waters Corp.                                                                1.4%
Liquid Chromatography
--------------------------------------------------------------------------------
Premark International, Inc.                                                 1.4%
Commercial food equipment products
--------------------------------------------------------------------------------
Hertz Corp.                                                                 1.4%
Auto/construction equip. rental service
--------------------------------------------------------------------------------
General Dynamics Corp.                                                      1.4%
Aerospace/defense equip.
--------------------------------------------------------------------------------
VERITAS Software Corp.                                                      1.4%
Storage mgmt. software
--------------------------------------------------------------------------------
Citrix Systems, Inc.                                                        1.4%
Multi-user application server systems
--------------------------------------------------------------------------------
Food Lion, Inc.                                                             1.4%
Food supermarket chain
--------------------------------------------------------------------------------
Bed, Bath & Beyond, Inc.                                                    1.3%
Domestic/home products superstores
--------------------------------------------------------------------------------
Southdown, Inc.                                                             1.3%
Cement/concrete/environmental services
--------------------------------------------------------------------------------
Top Ten Total                                                              13.8%
--------------------------------------------------------------------------------


Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Consumer Discretionary                                                     21.9%
--------------------------------------------------------------------------------
Financial & Business Services                                              20.9%
--------------------------------------------------------------------------------
Technology                                                                 17.1%
--------------------------------------------------------------------------------
Capital Goods                                                               7.2%
--------------------------------------------------------------------------------
Health Care                                                                 6.4%
--------------------------------------------------------------------------------


Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               96.4%
--------------------------------------------------------------------------------
Cash Equivalents                                                            3.6%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Mid-Cap Growth Fund Institutional Class shares returned 0.3% for the one-year period ended June 30, 1999. It is important to note that, for the three-month period ended June 30, 1999, the Fund's Institutional Class returned 9.4%.
     The Fund's lackluster performance for this one-year period can be attributed to the fact that, for much of the year, the market was extremely narrow and dominated by the largest of the large-cap growth stocks. As a result, mid-cap growth-at-a-reasonable-price stocks were overlooked by investors. However, in the second quarter of 1999, the market rotated away from these large-cap high valuation issues and towards smaller-capitalization and lower valuation issues, which resulted in strong performance by the Fund in the second quarter.

     The technology sector positively impacted the Fund this year. This sector benefited from investor enthusiasm for stocks with the greatest growth potential. Fund holding Citrix Systems, a computer company, benefited from corporations' increased demand for networking capabilities. The company saw a rise in sales of its software, which links computers to networks and provides systems solutions for different networks. In addition, Fund holding Comdisco saw a large uptick in its stock price as a result of the sale of one of its units to IBM.

     Another strong sector for the Fund was consumer cyclicals. A growing domestic economy, tight labor market and low inflation combined to fuel investor confidence, which resulted in an increase in consumer spending. The Funds' holding of Harley Davidson benefited from this increase as demand for its high-end motorcycles skyrocketed.

     Other beneficiaries of the strong economy included holdings Abercrombie & Fitch and Tommy Hilfiger. The growing clout and spending power of the American teenager contributed to these companies' sales growth. Demographics also helped, as there are more young people to purchase their goods. Both companies also benefited from strong branding and high earnings-per-share growth.

     One disappointment for the Fund this year was Jones Apparel. The women's apparel and shoe maker suffered from execution problems related to its line of shoes. It also lost market share in the past year by missing fashion trends. The manager removed this holding from the Fund.

     Despite disappointing performance for the one-year period, the Fund showed strong performance in the second quarter of 1999, as the market broadened and medium-capitalization and lower valuation stocks became more attractive to investors. The manager is optimistic that, as this market environment continues, the Fund's strong performance will continue as well.

                                      See page 58 for financial details.      15

June 30, 1999

PIMCO Small-Cap Growth

Objective

Growth of capital


Portfolio

Common stocks of companies with market capitalizations between $50 million and $1 billion that have improving fundamentals and whose stock is reasonably valued by the market


Total Net Assets

$68.6 million


Number of Securities in the Portfolio

105 (not including short-term instruments)


PIMCO Advisors Institutional Manager

Cadence Capital Management

--------------------------------------------------------------------------------
Performance*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 6/30/99

             Inst'l Class      Admin. Class      Russell 2000   Lipper Small-Cap
             (Incep. 1/17/91)  (Incep. 9/27/95)  Index          Fund Average
--------------------------------------------------------------------------------
1 year      -14.99%           -15.26%             1.50%          1.93%
3 years       7.60%             7.45%            11.21%         10.45%
5 years      11.38%             --               15.39%         16.52%
Inception    16.98%             6.70%            --             --


Change in Value
$5,000,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

MONTH                    PIMCO              Russell 2000
                       Small-Cap               Index
                        Growth
                         Fund
-------------------------------------------------------
01/31/91               5,000,000              5,000,000
02/28/91               5,463,287              5,560,750
03/31/91               5,843,531              5,950,725
04/30/91               5,766,171              5,935,373
05/31/91               6,033,043              6,218,074
06/30/91               5,766,171              5,858,483
07/31/91               6,099,236              6,063,471
08/31/91               6,374,882              6,287,092
09/30/91               6,383,633              6,336,132
10/31/91               6,581,876              6,503,659
11/30/91               6,263,398              6,202,670
12/31/91               6,995,446              6,699,007
01/31/92               7,323,081              7,242,297
02/29/92               7,544,456              7,453,699
03/31/92               7,247,813              7,201,466
04/30/92               7,066,286              6,948,623
05/31/92               7,030,866              7,041,039
06/30/92               6,694,376              6,710,181
07/31/92               6,951,171              6,943,427
08/31/92               6,712,086              6,747,067
09/30/92               6,955,598              6,902,452
10/31/92               7,249,837              7,120,293
11/30/92               7,809,634              7,665,565
12/31/92               8,162,949              7,932,403
01/31/93               8,548,383              8,200,677
02/28/93               8,456,613              8,011,570
03/31/93               9,066,884              8,271,465
04/30/93               8,644,742              8,044,082
05/31/93               9,154,066              8,399,872
06/30/93               9,374,314              8,452,035
07/31/93               9,374,314              8,568,758
08/31/93               9,934,112              8,938,757
09/30/93              10,250,718              9,191,009
10/31/93              10,066,641              9,427,677
11/30/93               9,599,036              9,120,523
12/31/93              10,158,807              9,432,172
01/31/94              10,348,945              9,727,682
02/28/94              10,609,706              9,692,370
03/31/94               9,979,534              9,181,873
04/30/94              10,202,267              9,236,321
05/31/94               9,887,181              9,132,413
06/30/94               9,631,853              8,824,285
07/31/94               9,903,478              8,969,356
08/31/94              10,354,377              9,468,950
09/30/94              10,316,350              9,436,850
10/31/94              10,528,218              9,398,725
11/30/94               9,898,046              9,018,923
12/31/94              10,214,126              9,260,359
01/31/95               9,843,666              9,143,401
02/28/95              10,372,895              9,524,041
03/31/95              10,437,578              9,687,283
04/30/95              10,502,262              9,902,534
05/31/95              10,766,877             10,072,759
06/30/95              11,296,106             10,595,333
07/31/95              12,824,991             11,205,624
08/31/95              12,836,751             11,437,469
09/30/95              13,160,169             11,641,742
10/31/95              12,360,445             11,121,123
11/30/95              12,383,966             11,588,322
12/31/95              12,445,286             11,894,022
01/31/96              12,400,748             11,881,176
02/29/96              12,807,956             12,251,512
03/31/96              13,037,010             12,500,831
04/30/96              13,787,799             13,169,250
05/31/96              14,144,106             13,688,250
06/30/96              13,253,339             13,126,211
07/31/96              12,318,034             11,979,767
08/31/96              13,132,449             12,675,313
09/30/96              13,717,811             13,170,664
10/31/96              13,533,295             12,967,704
11/30/96              14,214,095             13,501,973
12/31/96              14,540,393             13,855,860
01/31/97              14,856,225             14,132,700
02/28/97              14,005,909             13,789,982
03/31/97              13,738,667             13,139,233
04/30/97              13,787,257             13,175,891
05/31/97              15,342,119             14,641,709
06/30/97              16,277,466             15,269,253
07/31/97              17,309,992             15,979,731
08/31/97              17,686,560             16,345,667
09/30/97              18,877,002             17,542,170
10/31/97              18,233,192             16,772,069
11/30/97              17,953,802             16,663,050
12/31/97              18,425,982             16,954,654
01/31/98              17,857,536             16,686,770
02/28/98              19,368,772             17,921,591
03/31/98              20,380,883             18,659,961
04/30/98              20,699,768             18,763,150
05/31/98              19,493,552             17,751,816
06/30/98              19,424,230             17,789,095
07/31/98              18,231,879             16,348,179
08/31/98              14,294,347             13,173,362
09/30/98              14,599,368             14,204,837
10/31/98              14,627,097             14,784,394
11/30/98              15,971,958             15,559,096
12/31/98              16,859,127             16,522,204
01/31/99              15,730,361             16,741,950
02/28/99              14,456,882             15,385,852
03/31/99              14,225,341             15,625,871
04/30/99              15,267,278             17,025,949
05/31/99              15,542,234             17,274,528
06/30/99              16,511,815             18,055,336

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 2/1/91, the first full month following the Fund's Institutional Class inception on 1/17/91, compared to the Russell 2000 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 9/27/95. The Fund may invest in stocks of small and intermediate sized companies which may have less liquidity than those of larger companies and may be subject to greater price volatility than the overall stock market.

--------------------------------------------------------------------------------
Portfolio Composition
--------------------------------------------------------------------------------

Top 10 Holdings                  % of Total Investments
-------------------------------------------------------
Ames Department Stores, Inc.                       2.0%
Discount department stores
-------------------------------------------------------
American Eagle Outfitters                          1.9%
Retail casual apparel/footwear
-------------------------------------------------------
Hooper Holmes, Inc.                                1.8%
Health care/info. services
-------------------------------------------------------
Manitowoc Co., Inc.                                1.8%
Mfr. heavy-lift cranes
--------------------------------------------------------
Ethan Allen Interiors                              1.7%
Mfr. retail home furniture
--------------------------------------------------------
AVT Corp.                                          1.7%
Software computer-telephony solutions
--------------------------------------------------------
Foodmaker, Inc.                                    1.6%
Operates food chain
--------------------------------------------------------
CEC Entertainment, Inc.                            1.6%
Family rest./entertainment ctrs.
--------------------------------------------------------
Lone Star Industries, Inc.                         1.5%
Cement, concrete, sand, gravel
--------------------------------------------------------
Westamerica BanCorp                                1.4%
Commercial banking
--------------------------------------------------------
Top Ten Total                                     17.0%
--------------------------------------------------------

Top 5 Industries                 % of Total Investments
--------------------------------------------------------
Financial & Business Services                     23.2%
--------------------------------------------------------
Consumer Discretionary                            19.3%
--------------------------------------------------------
Capital Goods                                     13.2%
--------------------------------------------------------
Technology                                        10.4%
--------------------------------------------------------
Consumer Services                                  6.5%
--------------------------------------------------------

Portfolio Composition
--------------------------------------------------------
Common Stock                                      97.8%
--------------------------------------------------------
Cash Equivalents                                   2.2%
--------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Small-Cap Growth Fund Institutional Class shares posted a return of -15.0% for the one-year period ended June 30, 1999.
   For much of the year, the Fund's performance suffered because the market was dominated by the largest of the large-cap growth stocks. However, in the second quarter of 1999, the market broadened and small-cap stocks were strongly bid up as demand for these issues increased. The downward pressure on Internet stocks combined with a re-emergence of deep cyclicals and more attention to fundamentals contributed to profound recovery in small-cap psychology and attendant price levels in the second quarter.
   The consumer discretionary sector continued to add value to the Fund this year. Fossil, which designs, develops, markets and distributes fashion watches and accessories, boosted the Fund's performance. The company benefited from increased revenues, which resulted from higher sales as well as higher profit margins due to the increased production level.
   Consumer cyclical stocks also positively contributed to the Fund's performance during this period. This sector benefited from a strong domestic economy. One of the sector's standouts was Ames Department Stores, the nationwide off-price retailing chain. The company benefited from higher revenues resulting from its acquisition of Hills Store Co. and Caldor sites as well as an increase in the number of stores in operation. Another strong performer in this sector was American Eagle Outfitters, a specialty retailer of men's and women's casual apparel. The company benefited from demographic trends, as fashion-conscious teenagers with greater purchasing power continued to boost the company's sales.
   The transportation sector also aided the Fund's performance. In particular, Fund holding Monaco Coach, a recreational motor home manufacturer, posted strong returns this year. The company benefited from a strong domestic economy, which resulted in greater demand for its motor homes. The company was also helped by an increased profit margin as a result of improved efficiencies.
   The financial services sector turned in mixed results for the Fund this year. For instance, banks were hurt by rising interest rates in the second quarter of 1999. However, on the positive side, Fund holding Metris, a specialty credit card issuer, performed well. The company benefited from a strong domestic economy which resulted in growth in both average managed loans and total credit card accounts.
   Despite disappointing performance for the much of the year, the Fund performed well in the second quarter as the market broadened. The manager is optimistic that the Fund will continue this strong performance as the market continues to broaden.

16                                            See page 59 for financial details.

June 30, 1999

PIMCO Micro-Cap Growth Fund


Objective

Long-term growth of capital


Portfolio

Common stocks of companies with market capitaliza-tions less than $100 million that have improving fundamentals and whose stock is reasonably valued by the market


Total Net Assets

$237.4 million


Number of Securities in the Portfolio

72 (not including short-term instruments)


PIMCO Advisors Institutional Manager

Cadence Capital Management

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 6/30/99


             Inst'l Class       Admin. Class     Russell 2000   Lipper Micro-Cap
             (Incep. 6/25/93)   (Incep. 4/1/96)  Index          Fund Average
--------------------------------------------------------------------------------
1 year      -12.66%            -12.91%            1.50%         18.32%
3 years      11.99%             11.71%           11.21%         12.80%
5 years      19.33%             --               15.39%         14.55%
Inception    17.60%             14.19%           --             --


Change in Value
$5,000,000 invested at the Fund's inception

MONTH                    PIMCO              Russell 2000
                        Micro-Cap               Index
                         Growth
                          Fund
--------------------------------------------------------
06/30/93                5,000,000              5,000,000
07/31/93                5,021,687              5,069,050
08/31/93                5,277,282              5,287,932
09/30/93                5,442,666              5,437,157
10/31/93                5,547,911              5,577,164
11/30/93                5,517,841              5,395,460
12/31/93                5,893,716              5,579,823
01/31/94                6,099,194              5,754,639
02/28/94                6,084,159              5,733,749
03/31/94                5,763,413              5,431,753
04/30/94                5,903,739              5,463,963
05/31/94                5,723,320              5,402,493
06/30/94                5,487,771              5,220,213
07/31/94                5,482,760              5,306,033
08/31/94                5,808,518              5,601,580
09/30/94                5,958,868              5,582,590
10/31/94                5,953,856              5,560,037
11/30/94                5,838,588              5,335,355
12/31/94                5,953,856              5,478,183
01/31/95                5,803,506              5,408,993
02/28/95                6,003,973              5,634,170
03/31/95                6,124,253              5,730,740
04/30/95                6,389,871              5,858,077
05/31/95                6,455,022              5,958,777
06/30/95                6,941,154              6,267,918
07/31/95                7,472,390              6,628,950
08/31/95                7,602,693              6,766,103
09/30/95                7,813,183              6,886,946
10/31/95                7,707,938              6,578,962
11/30/95                7,923,440              6,855,344
12/31/95                8,111,989              7,036,188
01/31/96                7,666,725              7,028,589
02/29/96                8,040,337              7,247,670
03/31/96                8,444,657              7,395,160
04/30/96                9,355,656              7,790,579
05/31/96                9,729,268              8,097,606
06/30/96                9,452,898              7,765,118
07/31/96                8,736,381              7,086,913
08/31/96                9,268,651              7,498,379
09/30/96                9,601,319              7,791,416
10/31/96                9,350,538              7,671,350
11/30/96                9,780,448              7,987,410
12/31/96               10,044,807              8,196,760
01/31/97               10,387,828              8,360,531
02/28/97               10,073,392              8,157,788
03/31/97                9,581,728              7,772,822
04/30/97                9,324,462              7,794,508
05/31/97               10,444,998              8,661,647
06/30/97               11,348,288              9,032,885
07/31/97               11,977,160              9,453,185
08/31/97               12,520,277              9,669,663
09/30/97               13,800,890             10,377,483
10/31/97               13,292,075              9,921,911
11/30/97               13,349,245              9,857,419
12/31/97               13,730,013             10,029,924
01/31/98               13,453,742              9,871,451
02/28/98               14,488,151             10,601,938
03/31/98               15,561,110             11,038,738
04/30/98               15,708,883             11,099,782
05/31/98               15,137,066             10,501,504
06/30/98               15,201,315             10,523,557
07/31/98               14,237,580              9,671,149
08/31/98               11,635,495              7,793,012
09/30/98               12,053,114              8,403,205
10/31/98               12,001,715              8,746,055
11/30/98               12,522,132              9,204,349
12/31/98               13,197,781              9,774,098
01/31/99               13,304,000              9,904,093
02/28/99               12,374,579              9,101,862
03/31/99               11,405,325              9,243,851
04/30/99               12,500,715             10,072,100
05/31/99               13,025,174             10,219,153
06/30/99               13,277,445             10,681,058

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 7/1/93, the first full month following the Fund's Institutional Class inception on 6/25/93, compared to the Russell 2000 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 4/1/96. The Fund may invest in stocks of small and intermediate sized companies which may have less liquidity than those of larger companies and may be subject to greater price volatility than the overall stock market.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                  % of Total Investments
-------------------------------------------------------
K-Swiss, Inc.                                      2.8%
Athletic footwear
-------------------------------------------------------
Dover Downs Entertainment, Inc.                    2.4%
Gaming/motorsports
-------------------------------------------------------
Crossmann Communities, Inc.                        2.3%
dvlp/constr/marketing/sales new homes
-------------------------------------------------------
Astec Industries, Inc.                             2.3%
Asphalt mix/paving equip.
-------------------------------------------------------
Premier National Bancorp, Inc.                     2.3%
General banking
-------------------------------------------------------
Shoe Carnival, Inc.                                2.3%
Discount stores
-------------------------------------------------------
Morton's Restaurant Group, Inc.                    2.2%
Own/operate full svc. restaurants
-------------------------------------------------------
Movado Group, Inc.                                 2.1%
Mfr/dstr. quality watches
-------------------------------------------------------
Taco Cabana, Inc.                                  2.1%
Operate/franchise restaurants
-------------------------------------------------------
Community First Bankshares, Inc.                   2.0%
General banking
-------------------------------------------------------
Top Ten Total                                     22.8%
-------------------------------------------------------


Top 5 Industries                 % of Total Investments
--------------------------------------------------------
Consumer Discretionary                            26.6%
--------------------------------------------------------
Financial & Business Services                     14.8%
--------------------------------------------------------
Capital Goods                                     11.2%
--------------------------------------------------------
Technology                                         9.6%
--------------------------------------------------------
Consumer Services                                  8.3%
--------------------------------------------------------


Portfolio Composition
--------------------------------------------------------
Common Stock                                      94.7%
--------------------------------------------------------
Cash Equivalents                                   5.3%
--------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the one-year period ended June 30, 1999, PIMCO Micro-Cap Growth Fund returned -12.7% for Institutional Class shares. For the three- and five-year periods, the Fund outperformed its benchmark index, the Russell 2000.
   For much of the year, the Fund's performance suffered because the market was dominated by the largest of the large-cap growth stocks. It was not until the broadening of the equity market in the second quarter of 1999, in which the Fund returned 16.6%, approximately 1 percentage point ahead of the Russell 2000, that the Fund turned in a strong performance.
   The consumer discretionary sector contributed positively to the Fund's performance this year. These stocks benefited from a healthy domestic economy, which boosted consumer confidence. K-Swiss, the shoe retailer, saw its earnings rise, driven by both volume and price increases. In addition, the company has continued its successful strategy of carving out a niche in the very competi tive shoe apparel market, which has improved sales. Shoe Carnival, a regional footwear and apparel store, benefited from increased revenues, resulting from the opening of new stores, increased comparable store sales and improved profit margins.
   The consumer staples sector was another strong performer for the Fund this year. For instance, Pilgrims Pride, one of the largest chicken producers in the U.S. and Mexico, benefited from heightened demand for prepared chicken products as well as stable feed prices and a recent increase in chicken prices. Hain Foods, which sells natural and organic foods, benefited from mergers and acquisitions that have increased its growth, leveraging economies in production and logistics and developing export opportunities.
   Financial and business services also contributed to the Fund's performance this year. Business services stocks benefited from a booming domestic economy and a growing trend towards corporate outsourcing. However, the manager trimmed the Fund's position in financial services in the second quarter, particularly banks, because of the current interest rate climate.
   One disappointment for the Fund this year was Zonagen, a company that develops pharmaceutical products for the reproductive system. It was hurt by the announcement that its marketing partner, Schering-Plough, was delaying the FDA review of Zonagen's Vasomex drug. The manager liquidated this holding because of the product delay.
   Despite disappointing performance for the 12-month period, the Fund showed strong performance in the second quarter of 1999, as the market broadened and smaller-capitalization and lower valuation stocks became more attractive to investors. Looking ahead, the manager is optimistic that, as this market environment continues, the Fund's strong performance will continue as well.

                                           See page 61 for financial details. 17

June 30, 1999

PIMCO Equity Income Fund


Objective

Current income as a primary objective and long-term growth of capital


Portfolio

Primarily common stocks with below-average price-to-earnings ratios and higher dividend yields relative to their industry groups.


Total Net Assets

$202.0 million


Number of Securities in the Portfolio

47 (not including short-term instruments)


PIMCO Advisors Institutional Manager

NFJ Investment Group

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 6/30/99


            Inst'l Class       Admin. Class       S&P 500    Lipper Equity
            (Incep. 3/8/91)   (Incep. 11/30/94)   Index      Income Fund Average
--------------------------------------------------------------------------------
1 year      12.56%            12.31%              22.76%     11.36%
3 years     20.53%            20.27%              29.11%     19.48%
5 years     21.01%            --                  27.87%     19.19%
Inception   16.88%            22.54%              --         --


Change in Value
$5,000,000 invested at the Fund's inception

                          [LINE GRAPH APPEARS HERE]

MONTH                  PIMCO                 S&P 500
                   Equity Income              Index
                        Fund
------------------------------------------------------
03/31/91              5,000,000              5,000,000
04/30/91              5,034,636              5,012,000
05/31/91              5,319,615              5,228,518
06/30/91              5,134,629              4,989,052
07/31/91              5,421,923              5,221,542
08/31/91              5,502,697              5,345,293
09/30/91              5,532,987              5,256,026
10/31/91              5,571,975              5,326,457
11/30/91              5,349,510              5,111,801
12/31/91              5,820,738              5,696,591
01/31/92              5,965,177              5,590,634
02/29/92              6,116,657              5,663,312
03/31/92              6,017,412              5,552,878
04/30/92              6,125,605              5,716,132
05/31/92              6,136,148              5,744,142
06/30/92              6,141,420              5,658,669
07/31/92              6,416,503              5,889,825
08/31/92              6,230,286              5,769,261
09/30/92              6,283,491              5,837,050
10/31/92              6,291,695              5,857,187
11/30/92              6,481,829              6,056,624
12/31/92              6,678,968              6,130,939
01/31/93              6,713,379              6,182,194
02/28/93              6,852,877              6,266,457
03/31/93              7,009,814              6,398,680
04/30/93              6,872,708              6,244,023
05/31/93              6,925,440              6,411,051
06/30/93              7,048,480              6,429,835
07/31/93              7,037,196              6,403,987
08/31/93              7,285,359              6,646,954
09/30/93              7,279,450              6,595,972
10/31/93              7,338,489              6,732,443
11/30/93              7,264,797              6,668,283
12/31/93              7,244,360              6,748,903
01/31/94              7,485,093              6,978,365
02/28/94              7,323,454              6,788,973
03/31/94              7,031,262              6,492,973
04/30/94              7,086,480              6,576,213
05/31/94              7,130,340              6,684,129
06/30/94              7,030,089              6,520,301
07/31/94              7,261,756              6,734,427
08/31/94              7,559,317              7,010,539
09/30/94              7,420,033              6,839,131
10/31/94              7,508,099              6,992,806
11/30/94              7,105,537              6,738,128
12/31/94              7,128,119              6,838,055
01/31/95              7,360,723              7,015,365
02/28/95              7,600,312              7,288,754
03/31/95              7,819,936              7,503,845
04/30/95              8,022,855              7,724,833
05/31/95              8,318,505              8,033,595
06/30/95              8,345,382              8,220,215
07/31/95              8,637,759              8,492,798
08/31/95              8,759,800              8,514,115
09/30/95              8,990,321              8,873,410
10/31/95              8,955,485              8,841,732
11/30/95              9,263,351              9,229,884
12/31/95              9,513,516              9,407,652
01/31/96              9,656,255              9,727,888
02/29/96              9,784,719              9,818,066
03/31/96              9,980,549              9,912,614
04/30/96             10,232,220             10,058,726
05/31/96             10,397,604             10,318,140
06/30/96             10,419,988             10,357,452
07/31/96              9,941,075              9,899,860
08/31/96             10,282,119             10,108,648
09/30/96             10,636,733             10,677,563
10/31/96             10,878,310             10,972,050
11/30/96             11,698,210             11,801,427
12/31/96             11,556,478             11,567,641
01/31/97             11,812,152             12,290,387
02/28/97             12,153,051             12,386,744
03/31/97             11,746,786             11,877,772
04/30/97             12,175,500             12,586,875
05/31/97             12,938,613             13,353,165
06/30/97             13,303,510             13,951,386
07/31/97             14,149,548             15,061,498
08/31/97             13,830,125             14,217,753
09/30/97             14,693,065             14,996,459
10/31/97             14,241,238             14,495,577
11/30/97             14,832,089             15,166,577
12/31/97             15,183,146             15,426,988
01/31/98             15,242,961             15,597,610
02/28/98             16,140,192             16,722,510
03/31/98             16,902,461             17,578,870
04/30/98             16,662,284             17,755,713
05/31/98             16,552,203             17,450,492
06/30/98             16,209,160             18,159,332
07/31/98             15,574,494             17,965,934
08/31/98             13,448,868             15,368,420
09/30/98             14,436,778             16,352,921
10/31/98             15,349,856             17,683,067
11/30/98             16,404,968             18,754,838
12/31/98             16,454,558             19,835,492
01/31/99             16,098,100             20,665,012
02/28/99             15,580,661             20,022,744
03/31/99             15,719,974             20,823,854
04/30/99             17,480,796             21,630,362
05/31/99             17,863,080             21,119,669
06/30/99             18,245,156             22,291,811

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 4/1/91, the first full month following the Fund's Institutional Class inception on 3/8/91, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/30/94.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                  % of Total Investments
-------------------------------------------------------
USX-U.S. Steel Group, Inc.                         4.1%
Integrated steel producer
-------------------------------------------------------
Union Planters Corp.                               4.0%
Commercial banking
-------------------------------------------------------
Harris Corp.                                       3.9%
Govt. systems/communications
-------------------------------------------------------
B.F. Goodrich Co.                                  2.2%
Aerospace/special chemicals
-------------------------------------------------------
Whirlpool Corp.                                    2.2%
Major household appliances
-------------------------------------------------------
Bell Atlantic Corp.                                2.2%
Telephone services
-------------------------------------------------------
Hubbell, Inc.                                      2.2%
Electric wiring devices
-------------------------------------------------------
Springs Industries, Inc.                           2.2%
Finished fabrics/home furnishing
-------------------------------------------------------
GTE Corp.                                          2.2%
Largest independent telephone system
-------------------------------------------------------
Repsol                                             2.1%
Integrated oil company
-------------------------------------------------------
Top Ten Total                                     27.3%
-------------------------------------------------------


Top 5 Industries                 % of Total Investments
-------------------------------------------------------
Financial & Business Services                     19.8%
-------------------------------------------------------
Consumer Discretionary                            15.7%
-------------------------------------------------------
Utilities                                         11.5%
-------------------------------------------------------
Energy                                            10.3%
-------------------------------------------------------
Materials & Processing                             9.9%
-------------------------------------------------------

Portfolio Composition
-------------------------------------------------------
Common Stock                                     100.0%
-------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Equity Income Fund Institutional Class shares returned 12.6% for the one-year period ended June 30, 1999, outperforming the Lipper Equity Income Fund Average, which returned 11.4% for the same period.
   For much of the year, the market was extremely narrow, with the largest of the large-cap growth stocks completely dominating the market, which hurt the performance of the Fund. However, in the second quarter of 1999, the market rotated away from these stocks and towards lower valuation issues. As a result, PIMCO Equity Income Fund saw strong performance in that quarter.
   One of the best performing sectors for the Fund this period was technology. The sector received attention from investors seeking stocks with the greatest growth expectations. Technology also benefited from an improving global economy, which caused increased demand for items like PCs and semiconductors.
   Another sector that contributed to the Fund's performance was telecommunications. The sector benefited from increased demand from corporations for data communications capabilities. One standout in this sector was GTE. GTE provides inter-networking services ranging from dial-up Internet access for consumers to Web-based applications for Fortune 500 companies. The company benefited from increased revenues, new product development, and the sale of some of its business units.
   Bell Atlantic also turned in a strong performance this year. The telecommunications company is still benefiting from economies of scale resulting from its merger with NYNEX two years ago. The company also experienced higher usage of its network facilities and an increase in access lines in service. As the demand for telecommunications capabilities widens, the manager is optimistic that this company will continue to see strong earnings growth.
   One disappointment for the Fund during this period was J.C. Penney. The department store chain was plagued by disappointing earnings throughout the year. In addition, the company's management was not able to offer a strategy for the company's turnaround that was satisfactory to Wall Street. However, the manager remains optimistic about the company because it owns the Eckerd Drug chain, which offers strong earnings and growth potential. In addition, the company's valuations are extremely low, which makes it relatively attractive to investors.
   A broadening of the market in the second quarter of 1999 has been beneficial to the Fund's performance, and the manager believes that the Fund is poised to continue its second quarter outperformance in this environment.

18                                            See page 62 for financial details.

June 30, 1999

PIMCO Value Fund


Objective

Long-term growth of capital and income


Portfolio

Primarily common stocks having below average price-to-earnings ratios relative to their industry groups


Total Net Assets

$231.6 million


Number of Securities in the Portfolio

41 (not including short-term instruments)


PIMCO Advisors Institutional Manager

NFJ Investment Group

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 6/30/99


             Inst'l Class       Admin. Class      S&P 500    Lipper Growth and
             (Incep. 12/30/91)  (Incep. 8/21/97)  Index      Income Fund Average
--------------------------------------------------------------------------------
1 year       12.30%             11.91%            22.76%     14.49%
3 years      19.20%             --                29.11%     16.57%
5 years      21.23%             --                27.87%     21.72%
Inception    17.08%             13.31%            --         --


Change in Value
$5,000,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

MONTH                    PIMCO                 S&P 500
                       Value Fund               Index
--------------------------------------------------------
12/31/91                5,000,000              5,000,000
01/31/92                5,144,543              4,907,000
02/29/92                5,318,513              4,970,791
03/31/92                5,199,220              4,873,861
04/30/92                5,222,775              5,017,152
05/31/92                5,177,665              5,041,736
06/30/92                5,067,395              4,966,715
07/31/92                5,247,250              5,169,606
08/31/92                5,095,741              5,063,784
09/30/92                5,166,445              5,123,283
10/31/92                5,199,464              5,140,958
11/30/92                5,478,838              5,316,008
12/31/92                5,657,265              5,381,235
01/31/93                5,776,676              5,426,222
02/28/93                5,839,127              5,500,182
03/31/93                6,021,274              5,616,236
04/30/93                5,916,309              5,480,491
05/31/93                6,000,080              5,627,094
06/30/93                6,041,965              5,643,582
07/31/93                6,013,326              5,620,895
08/31/93                6,340,080              5,834,151
09/30/93                6,355,890              5,789,403
10/31/93                6,576,391              5,909,186
11/30/93                6,510,186              5,852,872
12/31/93                6,585,324              5,923,633
01/31/94                6,890,617              6,125,037
02/28/94                6,778,756              5,958,803
03/31/94                6,415,209              5,698,999
04/30/94                6,337,376              5,772,060
05/31/94                6,337,376              5,866,780
06/30/94                6,191,689              5,722,985
07/31/94                6,450,687              5,910,928
08/31/94                6,722,772              6,153,276
09/30/94                6,518,708              6,002,828
10/31/94                6,588,249              6,137,712
11/30/94                6,257,410              5,914,176
12/31/94                6,317,178              6,001,883
01/31/95                6,489,231              6,157,512
02/28/95                6,779,505              6,397,470
03/31/95                6,966,570              6,586,260
04/30/95                7,155,132              6,780,225
05/31/95                7,427,832              7,051,231
06/30/95                7,557,689              7,215,031
07/31/95                7,890,844              7,454,281
08/31/95                7,988,826              7,472,991
09/30/95                8,210,920              7,788,352
10/31/95                8,234,873              7,760,547
11/30/95                8,589,768              8,101,235
12/31/95                8,774,957              8,257,265
01/31/96                9,026,323              8,538,342
02/29/96                9,224,369              8,617,492
03/31/96                9,300,160              8,700,479
04/30/96                9,422,631              8,828,724
05/31/96                9,613,992              9,056,417
06/30/96                9,572,367              9,090,922
07/31/96                9,057,641              8,689,285
08/31/96                9,411,035              8,872,542
09/30/96                9,668,844              9,371,889
10/31/96                9,807,853              9,630,365
11/30/96               10,649,629             10,358,325
12/31/96               10,559,934             10,153,126
01/31/97               10,916,251             10,787,494
02/28/97               11,102,507             10,872,067
03/31/97               10,714,973             10,425,334
04/30/97               11,137,719             11,047,727
05/31/97               11,796,226             11,720,312
06/30/97               12,097,138             12,245,382
07/31/97               12,897,623             13,219,747
08/31/97               12,628,072             12,479,177
09/30/97               13,388,728             13,162,661
10/31/97               12,716,422             12,723,028
11/30/97               13,027,978             13,311,977
12/31/97               13,327,284             13,540,544
01/31/98               13,382,242             13,690,302
02/28/98               14,179,131             14,677,647
03/31/98               14,755,186             15,429,289
04/30/98               14,461,368             15,584,508
05/31/98               14,406,277             15,316,610
06/30/98               14,438,304             15,938,771
07/31/98               13,829,793             15,769,023
08/31/98               11,847,523             13,489,138
09/30/98               12,527,952             14,353,252
10/31/98               13,639,900             15,520,746
11/30/98               14,427,531             16,461,458
12/31/98               14,682,095             17,409,967
01/31/99               14,315,043             18,138,052
02/28/99               13,790,682             17,574,322
03/31/99               13,750,211             18,277,470
04/30/99               15,204,256             18,985,357
05/31/99               15,615,182             18,537,112
06/30/99               16,214,406             19,565,922


*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 1/1/92, the first full month following the Fund's Institutional Class inception on 12/30/91, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annual basis. The Administrative Class commenced operations on 8/21/97.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                  % of Total Investments
-------------------------------------------------------
Bell Atlantic Corp.                                4.2%
Telephone service
-------------------------------------------------------
GTE Corp.                                          4.0%
Independent telephone service
-------------------------------------------------------
Thomas & Betts Corp.                               3.9%
Electric conductors components
-------------------------------------------------------
Mobil Corp.                                        3.9%
Int'l oil/gas exploration & development
-------------------------------------------------------
SUPERVALU, Inc.                                    3.8%
Large food wholesaler
-------------------------------------------------------
Public Service Enterprise Group, Inc.              3.7%
Public service electric & gas
-------------------------------------------------------
Kimberly-Clark Corp.                               3.7%
Consumer products/newsprint
-------------------------------------------------------
Mallinckrodt, Inc.                                 3.7%
Healthcare products/spec. chemicals
-------------------------------------------------------
NICOR, Inc.                                        3.6%
Utility holding/natural gas
-------------------------------------------------------
DTE Energy Co.                                     3.5%
Electric & steam utility
-------------------------------------------------------
Top Ten Total                                     38.0%
-------------------------------------------------------

Top 5 Industries                 % of Total Investments
-------------------------------------------------------
Consumer Discretionary                            13.7%
-------------------------------------------------------
Consumer Staples                                  13.5%
-------------------------------------------------------
Utilities                                         10.9%
-------------------------------------------------------
Energy                                             9.6%
-------------------------------------------------------
Communications                                     8.2%
-------------------------------------------------------

Portfolio Composition
-------------------------------------------------------
Common Stock                                      95.0%
-------------------------------------------------------
Cash Equivalents                                   5.0%
-------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the one-year period ended June 30, 1999, PIMCO Value Fund returned 12.3% for Institutional Class shares.
   Lower valuation issues were out of favor for most of this one-year period, as the largest of the large-cap growth stocks dominated the market. However, in the second quarter of 1999, the market rotated toward lower valuation and smaller-capitalization stocks. This shift came about as a result of the improving global economy, which caused an increased demand for capital goods, as well as rising interest rates, which caused investors to shy away from higher valuation growth stocks. As a result, PIMCO Value Fund saw strong performance in the last quarter of this one-year period, despite less impressive performance in the first three quarters.
   The technology sector performed well for the Fund this year. As the global economy began to improve, demand increased for semiconductors, PCs and other technology. Apple Computer, for instance, was a standout performer this year. The PC maker experienced better-than-expected sales of its iMac computer, its latest product offering, which was enthusiastically received by consumers. The company has continued its successful comeback with more innovative product offerings and has gained significant market share.
   Another sector that contributed to the Fund's performance was telecommunications. The sector benefited from increased demand from corporations for data communications capabilities. One standout in this sector was GTE. GTE provides inter-networking services ranging from dial-up Internet access for consumers to Web-based applications for Fortune 500 companies. The company benefited from increased revenues, new product development, and the sale of some of its business units.
   The basic materials sector, while a strong performer for the Fund in the second quarter of 1999, performed poorly for the one-year period. Companies such as John Deere and U.S. Steel suffered under extreme pricing pressures, which greatly narrowed their profit margins. However, this sector was a strong contributor to the Fund's performance in the second quarter, as the global economy improved, demand for basic materials increased, and pricing pressures eased.
   While the Fund's performance was hurt by the narrowness of the market for most of the past year, the Fund turned in a strong performance in the second quarter, as lower valuation and cyclical stocks finally outperformed growth stocks. Looking ahead, we believe the Fund is poised to continue this performance in the current market environment.

                                          See page 63 for financial details.  19

June 30, 1999

PIMCO Value 25 Fund


Objective

Long-term growth of capital and income


Portfolio

Approximately 25 common stocks of companies with medium market capitalizations that have below-average price-to-earnings ratios relative to their industry groups


Total Net Assets

$2.2 million


Number of Securities in the Portfolio

25 (not including short-term instruments)


PIMCO Advisors Institutional Manager

NFJ Investment Group

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Total Return                   For period ended 6/30/99

                    Inst'l Class         S&P 500      Lipper Mid-Cap
                    (Incep. 7/10/98 )    Index        Fund Average
--------------------------------------------------------------------------------
Inception           -9.48%               --           --


Change in Value
$5,000,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

MONTH                  PIMCO                 S&P 500
                      Value 25                Index
                        Fund
------------------------------------------------------
07/31/98              5,000,000              5,000,000
08/31/98              4,107,143              4,277,100
09/30/98              4,139,610              4,551,091
10/31/98              4,458,874              4,921,277
11/30/98              4,550,866              5,219,555
12/31/98              4,625,864              5,520,306
01/31/99              4,369,779              5,751,165
02/28/99              4,222,667              5,572,419
03/31/99              4,271,704              5,795,372
04/30/99              4,767,527              6,019,826
05/31/99              4,871,051              5,877,698
06/30/99              4,898,294              6,203,911

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The Fund's Institutional Class shares commenced operations on 7/10/98. Since the fund is less than 1-year old, the reported returns are cumulative. The S&P 500 Index is an unmanaged index and it is not possible to invest in an unmanaged index.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings               % of Total Investments
----------------------------------------------------
American National Insurance Co.                 5.6%
Life insurance
----------------------------------------------------
Cordant Technologies, Inc.                      5.4%
Aerospace propulsion systems
----------------------------------------------------
Golden West Financial Corp.                     5.0%
Savings and loan
----------------------------------------------------
Cooper Tire & Rubber Co.                        4.6%
Auto/truck tires/rubber products
----------------------------------------------------
Clayton Homes, Inc.                             4.5%
Produce/finance manufactured homes
----------------------------------------------------
Warnaco Group, Inc.                             4.3%
Womens intimate apparel
----------------------------------------------------
Lafarge Corp.                                   3.9%
Major cement producer
----------------------------------------------------
USX-U.S. Steel Group, Inc.                      3.8%
Integrated steel producer
----------------------------------------------------
Manpower, Inc.                                  3.8%
World wide employment service
----------------------------------------------------
Meritor Automotive, Inc.                        3.8%
International air express/freight
----------------------------------------------------
Top Ten Total                                  44.7%
----------------------------------------------------


Top 5 Industries              % of Total Investments
----------------------------------------------------
Consumer Discretionary                         19.6%
----------------------------------------------------
Financial & Business Services                  17.6%
----------------------------------------------------
Capital Goods                                  13.3%
----------------------------------------------------
Building                                       12.1%
----------------------------------------------------
Materials & Processing                          7.6%
----------------------------------------------------

Portfolio Composition
----------------------------------------------------
Common Stock                                   94.7%
----------------------------------------------------
Cash Equivalents                                5.3%
----------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the period since inception through June 30, 1999, the PIMCO Value 25 Fund posted a return of -9.5%. It is important to note that, for the three-month period ended June 30, 1999, the Fund returned 14.7%.
   PIMCO Value 25 Fund was started on July 10, 1998. The Fund's objective is to seek long-term growth of capital and income through investment in approximately 25 mid-cap value stocks. The Fund manager maintains this concentrated portfolio in order to maximize these holdings' potential returns.
   For much of the year, smaller-capitalization and lower valuation stocks suffered as a result of an extremely narrow market dominated by large-cap growth stocks. However, in the second quarter of 1999, the market rotated away from these large-cap, higher valuation stocks in favor of lower valuation and smaller-capitalization issues. As a result, the Fund saw strong performance in that quarter.
   The financial and business services sector made a significant contribution to the Fund's performance this year. A strong economy, tight labor market and consumer confidence boosted home buying. For much of the year, a benign interest rate environment also increased demand for homes and mortgages. One beneficiary of this trend was Golden West Financial, a savings and loan holding company. The tight labor market also resulted in fewer defaults and higher credit quality, which also benefited the company.
   Another standout for the Fund this year was Airborne Freight, a company that provides door-to-door express delivery of small packages and documents throughout the U.S. as well as foreign countries. Airborne Freight benefited from an increase in revenue this year, which reflected an increase in its higher profit margin segment of lower-weight overnight shipments.
   One disappointment for the Fund this year was Old Republic International, a holding company engaged in the underwriting and managing of property, liability, life, disability, title, and mortgage guaranty insurance. The company suffered from a rise in interest rates, which caused a drop-off in demand for title and mortgage guaranty insurance. The company was also hurt by higher underwriting and acquisition costs.
   Looking ahead, the manager is optimistic that the Fund's strong performance in the second quarter of 1999 will continue, given the current broadening of the market and strong global economy.

20                                            See page 64 for financial details.

June 30, 1999

PIMCO Small-Cap Value Fund


Objective

Long-term growth of capital and income


Portfolio

Primarily common stocks of companies with small-sized capitalizations and below-average price-to-earnings ratios relative to their industry groups


Total Net Assets

$397.6 million


Number of Securities in the Portfolio

102 (not including short-term instruments)


PIMCO Advisors Institutional Manager

NFJ Investment Group

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 6/30/99


            Inst'l Class      Admin. Class      Russell 2000   Lipper Small-Cap
            (Incep. 10/1/91)  (Incep. 11/1/95)  Index          Fund Average
--------------------------------------------------------------------------------
1 year      -5.11%            -5.40%             1.50%          1.93%
3 years     13.83%            13.52%            11.21%         10.45%
5 years     15.78%            --                15.39%         16.52%
Inception   14.43%            15.43%            --             --


Change in Value
$5,000,000 invested at the Fund's inception
[LINE GRAPH APPEARS HERE]




                            PIMCO
                          Small-Cap
                            Value               Russell 2000
 MONTH                      Fund                   Index
--------------------------------------------------------------
09/30/91                  5,000,000              5,000,000
10/31/91                  5,057,765              5,132,200
11/30/91                  4,942,474              4,894,682
12/31/91                  5,307,711              5,286,354
01/31/92                  5,669,482              5,715,078
02/29/92                  5,861,326              5,881,901
03/31/92                  5,810,840              5,682,857
04/30/92                  5,692,503              5,483,332
05/31/92                  5,697,568              5,556,260
06/30/92                  5,515,246              5,295,172
07/31/92                  5,683,331              5,479,232
08/31/92                  5,596,835              5,324,279
09/30/92                  5,652,803              5,446,897
10/31/92                  5,755,927              5,618,801
11/30/92                  6,164,818              6,049,089
12/31/92                  6,302,353              6,259,658
01/31/93                  6,581,536              6,471,360
02/28/93                  6,549,919              6,322,130
03/31/93                  6,718,541              6,527,220
04/30/93                  6,541,983              6,347,787
05/31/93                  6,653,133              6,628,549
06/30/93                  6,669,012              6,669,713
07/31/93                  6,692,411              6,761,821
08/31/93                  6,915,669              7,053,797
09/30/93                  6,979,457              7,252,855
10/31/93                  7,112,529              7,439,616
11/30/93                  6,984,825              7,197,233
12/31/93                  7,174,310              7,443,163
01/31/94                  7,443,124              7,676,357
02/28/94                  7,431,872              7,648,492
03/31/94                  7,099,942              7,245,646
04/30/94                  7,124,167              7,288,612
05/31/94                  6,954,544              7,206,616
06/30/94                  6,830,154              6,963,464
07/31/94                  6,936,926              7,077,944
08/31/94                  7,215,540              7,472,185
09/30/94                  7,039,274              7,446,854
10/31/94                  6,908,581              7,416,769
11/30/94                  6,748,316              7,117,058
12/31/94                  6,909,938              7,307,581
01/31/95                  6,947,635              7,215,286
02/28/95                  7,258,630              7,515,659
03/31/95                  7,302,170              7,644,477
04/30/95                  7,472,713              7,814,337
05/31/95                  7,654,211              7,948,666
06/30/95                  7,898,295              8,361,043
07/31/95                  8,291,107              8,842,639
08/31/95                  8,454,664              9,025,593
09/30/95                  8,618,222              9,186,790
10/31/95                  8,281,407              8,775,957
11/30/95                  8,622,778              9,144,635
12/31/95                  8,669,760              9,385,870
01/31/96                  8,629,498              9,375,733
02/29/96                  8,817,388              9,667,975
03/31/96                  9,086,486              9,864,718
04/30/96                  9,396,789             10,392,185
05/31/96                  9,700,346             10,801,741
06/30/96                  9,635,021             10,358,221
07/31/96                  9,105,773              9,453,534
08/31/96                  9,540,028             10,002,407
09/30/96                  9,831,792             10,393,301
10/31/96                 10,021,779             10,233,140
11/30/96                 10,686,731             10,654,745
12/31/96                 11,072,978             10,934,006
01/31/97                 11,435,630             11,152,467
02/28/97                 11,483,984             10,882,020
03/31/97                 11,048,801             10,368,498
04/30/97                 11,161,626             10,397,426
05/31/97                 12,120,640             11,554,139
06/30/97                 12,717,001             12,049,350
07/31/97                 13,369,775             12,610,006
08/31/97                 13,732,427             12,898,775
09/30/97                 14,739,794             13,842,965
10/31/97                 14,489,967             13,235,259
11/30/97                 14,659,205             13,149,230
12/31/97                 14,950,861             13,379,342
01/31/98                 14,696,739             13,167,948
02/28/98                 15,620,050             14,142,376
03/31/98                 16,238,414             14,725,042
04/30/98                 16,187,590             14,806,472
05/31/98                 15,450,635             14,008,403
06/30/98                 14,976,274             14,037,820
07/31/98                 13,892,018             12,900,757
08/31/98                 11,850,569             10,395,430
09/30/98                 12,189,399             11,209,392
10/31/98                 12,672,231             11,666,735
11/30/98                 13,112,710             12,278,072
12/31/98                 13,581,889             13,038,085
01/31/99                 13,050,655             13,211,491
02/28/99                 12,386,612             12,141,361
03/31/99                 12,209,534             12,330,766
04/30/99                 13,254,295             13,435,602
05/31/99                 13,705,844             13,631,762
06/30/99                 14,210,516             14,247,918




*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 10/1/91, the Fund's Institutional Class inception, compared to the Russell 2000 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis. The Administrative Class commenced operations on 11/1/95. The Fund may invest in stocks of small and intermediate sized companies which may have less liquidity than those of larger companies and may be subject to greater price volatility than the overall stock market.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                  % of Total Investments
-------------------------------------------------------
Pilgrim's Pride Corp.                              1.4%
Chicken products
-------------------------------------------------------
Burlington Coat Factory                            1.3%
Off-price apparel stores
-------------------------------------------------------
GenCorp, Inc.                                      1.1%
Aerospace, auto, polymer products
-------------------------------------------------------
Westinghouse Air Brake Co.                         1.1%
Train air brakes
-------------------------------------------------------
MDC Holdings, Inc.                                 1.1%
Home building/mortgage banking
-------------------------------------------------------
World Fuel Services Corp.                          1.1%
Aviation fueling services, oil recycling
-------------------------------------------------------
Enesco Group, Inc.                                 1.1%
Consumer producer of household products
-------------------------------------------------------
C&D Technologies, Inc.                             1.1%
Battery power systems
-------------------------------------------------------
Kaman Corp.                                        1.0%
Aerospace/defense equip.
-------------------------------------------------------
Kelly Services, Inc.                               1.0%
Temporary help services
-------------------------------------------------------
Top Ten Total                                     11.3%
-------------------------------------------------------


Top 5 Industries                 % of Total Investments
-------------------------------------------------------
Financial & Business Services                     26.0%
-------------------------------------------------------
Consumer Discretionary                            12.3%
-------------------------------------------------------
Capital Goods                                     11.3%
-------------------------------------------------------
Utilities                                          9.1%
-------------------------------------------------------
Building                                           6.7%
-------------------------------------------------------

Portfolio Composition
-------------------------------------------------------
Common Stock                                      94.4%
-------------------------------------------------------
Cash Equivalents                                   5.6%
-------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the one-year period ended June 30, 1999, PIMCO Small-Cap Value Fund Institutional Class shares returned -5.1%. It is important to note that, for the three months ended June 30, 1999, the Fund returned 16.4%.
   For much of the year, smaller-capitalization and lower valuation stocks suffered as a result of an extremely narrow market dominated by large-cap growth stocks. However, in the second quarter of 1999, the market rotated away from these large-capitalization and higher-valuation stocks in favor of lower-valuation and smaller-capitalization issues. As a result, the Fund saw strong performance in that quarter.
   The technology sector positively impacted the Fund this year. The sector in general benefited from investor interest in stocks with the greatest growth potential, as well as an improving global economy, which resulted in increased demand for many technological products. Fund holding Dallas Semiconductor, a maker of semiconductor chips, benefited from a strong product line and increased sales due to the improved global economic outlook.
   The materials and processing sector, which saw strong performance in the second quarter, aided the Fund's performance for the year. Investors were attracted to the low valuations and positive fundamentals offered by this sector. One standout was Westinghouse Air Brake, a manufacturer of value-added equipment for locomotives, railway freight cars and passenger transit vehicles. The company benefited from increased demand for its products, receiving two large transit contracts during the second quarter. It also announced in early June that it would merge with MotivePower Industries in order to create a premier rail equipment supply company, boosting the company's stock price.
   One disappointment for the Fund this year was Chiquita Brands, an international marketer, producer and distributor of bananas and other fresh and processed food products. It was hurt by import barriers erected in Europe, which resulted in decreased demand for its products. Chiquita also suffered for much of the year from weak banana pricing.
   Despite its underperformance for the year, PIMCO Small-Cap Value Fund saw strong performance in the second quarter of 1999 as a result of the market's broadening. The manager is optimistic that, going forward, PIMCO Small-Cap Value Fund is poised to outperform in this broader market.

                                      See page 65 for financial details.      21

June 30, 1999

PIMCO Enhanced Equity Fund


Objective

Total return which equals or exceeds that of the S&P 500 Index


Portfolio

Common stocks represented in the Standard & Poor's 500 Composite Price Index


Total Net Assets

$66.6 million


Number of Securities in the Portfolio

201 (not including short-term instruments)


PIMCO Advisors Institutional Manager

Parametric Portfolio Associates

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 6/30/99

            Inst'l Class      Admin. Class      S&P 500      Lipper Growth and
            (Incep. 2/11/91)  (Incep. 8/21/97)  Index        Income Fund Average
--------------------------------------------------------------------------------
1 year      17.95%            17.63%            22.76%       14.49%
3 years     27.07%            --                29.11%       21.57%
5 years     25.44%            --                27.87%       21.72%
Inception   17.71%            22.45%            --           --


Change in Value
$5,000,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

MONTH                      PIMCO                   S&P 500
                          Enhanced                  Index
                           Equity
                            Fund
----------------------------------------------------------
02/28/91                  5,000,000              5,000,000
03/31/91                  5,144,566              5,121,000
04/30/91                  5,115,155              5,133,290
05/31/91                  5,300,523              5,355,049
06/30/91                  5,075,075              5,109,787
07/31/91                  5,333,939              5,347,903
08/31/91                  5,480,005              5,474,649
09/30/91                  5,419,564              5,383,222
10/31/91                  5,465,540              5,455,357
11/30/91                  5,283,355              5,235,506
12/31/91                  5,952,777              5,834,448
01/31/92                  5,802,938              5,725,928
02/29/92                  5,823,246              5,800,365
03/31/92                  5,655,707              5,687,258
04/30/92                  5,745,137              5,854,463
05/31/92                  5,780,821              5,883,150
06/30/92                  5,689,062              5,795,608
07/31/92                  5,951,493              6,032,359
08/31/92                  5,890,137              5,908,877
09/30/92                  6,002,622              5,978,306
10/31/92                  6,088,490              5,998,931
11/30/92                  6,269,695              6,203,195
12/31/92                  6,345,501              6,279,308
01/31/93                  6,344,518              6,331,803
02/28/93                  6,386,122              6,418,105
03/31/93                  6,490,130              6,553,528
04/30/93                  6,278,351              6,395,129
05/31/93                  6,424,602              6,566,198
06/30/93                  6,393,262              6,585,437
07/31/93                  6,319,865              6,558,964
08/31/93                  6,550,824              6,807,811
09/30/93                  6,472,088              6,755,595
10/31/93                  6,590,333              6,895,368
11/30/93                  6,519,411              6,829,656
12/31/93                  6,581,173              6,912,226
01/31/94                  6,709,580              7,147,242
02/28/94                  6,566,472              6,953,266
03/31/94                  6,296,768              6,650,103
04/30/94                  6,377,723              6,735,358
05/31/94                  6,460,694              6,845,885
06/30/94                  6,300,283              6,678,092
07/31/94                  6,508,397              6,897,400
08/31/94                  6,786,534              7,180,194
09/30/94                  6,586,276              7,004,638
10/31/94                  6,707,298              7,162,032
11/30/94                  6,489,129              6,901,191
12/31/94                  6,549,132              7,003,536
01/31/95                  6,755,489              7,185,137
02/28/95                  6,989,421              7,465,142
03/31/95                  7,143,473              7,685,438
04/30/95                  7,302,946              7,911,774
05/31/95                  7,589,561              8,228,008
06/30/95                  7,772,994              8,419,145
07/31/95                  8,015,780              8,698,323
08/31/95                  8,056,089              8,720,156
09/30/95                  8,395,839              9,088,147
10/31/95                  8,352,166              9,055,702
11/30/95                  8,681,857              9,453,247
12/31/95                  8,803,247              9,635,317
01/31/96                  9,059,190              9,963,303
02/29/96                  9,094,903             10,055,663
03/31/96                  9,156,282             10,152,499
04/30/96                  9,281,710             10,302,147
05/31/96                  9,490,758             10,567,839
06/30/96                  9,538,857             10,608,103
07/31/96                  9,083,198             10,139,437
08/31/96                  9,305,032             10,353,277
09/30/96                  9,838,632             10,935,960
10/31/96                 10,114,426             11,237,574
11/30/96                 10,863,864             12,087,022
12/31/96                 10,664,922             11,847,578
01/31/97                 11,388,613             12,587,815
02/28/97                 11,480,027             12,686,503
03/31/97                 10,969,634             12,165,215
04/30/97                 11,441,938             12,891,478
05/31/97                 12,089,451             13,676,311
06/30/97                 12,538,901             14,289,010
07/31/97                 13,712,042             15,425,986
08/31/97                 12,942,644             14,561,822
09/30/97                 13,742,514             15,359,373
10/31/97                 13,194,032             14,846,370
11/30/97                 13,750,131             15,533,609
12/31/97                 13,954,567             15,800,321
01/31/98                 14,164,608             15,975,072
02/28/98                 15,241,065             17,127,195
03/31/98                 16,068,100             18,004,278
04/30/98                 16,186,248             18,185,401
05/31/98                 15,910,569             17,872,794
06/30/98                 16,593,201             18,598,787
07/31/98                 16,278,140             18,400,710
08/31/98                 13,692,016             15,740,336
09/30/98                 14,414,031             16,748,661
10/31/98                 15,687,401             18,110,998
11/30/98                 16,606,329             19,208,705
12/31/98                 17,653,581             20,315,511
01/31/99                 18,363,348             21,165,105
02/28/99                 17,653,581             20,507,294
03/31/99                 18,242,537             21,327,791
04/30/99                 18,937,203             22,153,816
05/31/99                 18,408,652             21,630,765
06/30/99                 19,571,463             22,831,272

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost.. The line graph above assumes the investment of $5,000,000 on 3/1/91, the first full month following the Fund's Institutional Class inception on 2/11/91, compared to the S&P 500 Index, an unmanaged market index. The performance of the Administrative Class (shown above) reflects the payment of a service fee in an amount not to exceed 0.25% on an annual basis. The Administrative Class commenced operations on 8/21/97.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                  % of Total Investments
-------------------------------------------------------
Microsoft Corp.                                    5.0%
Computer software
-------------------------------------------------------
General Electric Co.                               3.2%
Consumer/ industrial prod.,broadcast
-------------------------------------------------------
Intel Corp.                                        2.3%
Semiconductor memory circuits
-------------------------------------------------------
Lucent Technologies, Inc.                          2.3%
Telecommunications systems/software
-------------------------------------------------------
AT&T Corp.                                         1.9%
Telephone services
-------------------------------------------------------
International Business Machines Corp.              1.9%
Business machines
-------------------------------------------------------
Wal-Mart Stores, Inc.                              1.7%
Discount stores
-------------------------------------------------------
Bristol-Myers Squibb Co.                           1.6%
Pharmaceutical medical prod.
-------------------------------------------------------
Exxon Corp.                                        1.5%
Leading oil co.
-------------------------------------------------------
Ameritech Corp.                                    1.5%
Telecommunication services
-------------------------------------------------------
Top Ten Total                                     22.9%
-------------------------------------------------------


Top 5 Industries                 % of Total Investments
-------------------------------------------------------
Technology                                        19.7%
-------------------------------------------------------
Financial & Business Services                     17.5%
-------------------------------------------------------
Consumer Discretionary                            12.0%
-------------------------------------------------------
Health Care                                       10.6%
-------------------------------------------------------
Capital Goods                                      8.8%
-------------------------------------------------------

Portfolio Composition
-------------------------------------------------------
Common Stock                                      99.9%
-------------------------------------------------------
Cash Equivalents                                   0.1%
-------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Enhanced Equity Fund Institutional Class shares posted a return of 18.0% for the one-year period ended June 30, 1999, outperforming the Lipper Growth and Income Fund Average return of 14.5% for the same period.
   The year proved to be difficult a one for active stock selection. After the market correction of the third quarter, a narrow group of large-capitalization stocks emerged and dominated the market in the last quarter of 1998 and the first quarter of 1999. It was not until the second quarter of 1999 that the market broadened. This up-and-down second quarter ended with a record high closing level on June 30. Surprising strength in the U.S. economy helped broaden the market and also raised the specter of inflation. The Fed raised the federal funds rate an expected quarter point and returned to a neutral "bias" on the last day of the quarter, easing interest rate fears that plagued the market much of the second quarter.
   Technology was a strong performer for the Fund this year, despite a difficult second quarter. As companies increasingly realized that technology is a necessary means in gaining a competitive advantage in today's global marketplace, there was an increase in corporate demand for technology products and services. For instance, Microsoft proved to be an outstanding holding this year. The software company benefited from its market dominance and strong earnings growth. It also received a boost from investor enthusiasm over its new product pipeline, which includes updated versions of Microsoft Office and Microsoft Windows. In addition, Lucent benefited from an increased demand for data communications capabilities.
   Another technology standout was Sun Microsystems, a maker of high-end servers. The company benefited from a large increase in Internet applications as well as other applications that require a high degree of speed which can only be obtained from high-end servers.
   One disappointment for the Fund this year was the retail apparel sector. In particular, Fund holdings VF Corp. and Liz Claiborne saw poor performance. VF was hurt by a decrease in sales, especially in Europe. The company also suffered from disappointing sales in its Jantzen women's sportswear line, and subsequently closed it. Liz Claiborne's stock got hit hard in the market correction of the third quarter but never experienced a full recovery.
   Looking ahead, the manager intends to continue with its disciplined, long-term approach to stock selection based on fundamental valuations and the principles of portfolio diversification and risk control. The manager is optimistic that, with interest rates in check and earnings growth on the rise, the Fund will continue its strong performance.

22                                            See page 66 for financial details.

June 30, 1999

PIMCO Tax-Efficient Equity Fund

Objective

Maximum after-tax growth of capital


Portfolio

Broadly diversified portfolio of at least 250 common stocks of companies with larger market capitalizations


Total Net Assets

$28.0 million


Number of Securities in the Portfolio

244 (not including short-term instruments)


PIMCO Advisors Institutional Manager

Parametric Portfolio Associates

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Total Return       For period ended 6/30/99

                Admin. Class       S&P 500     Lipper Growth & Income
                (Incep. 9/30/98)   Index       Fund Average
--------------------------------------------------------------------------------
Inception       16.10%             --          --



Change in Value
$5,000,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

MONTH                Tax-Efficient       S&P 500
                        Equity            Index
                         Fund
--------------------------------------------------
09/30/98              5,000,000          5,000,000
10/31/98              5,468,208          5,406,700
11/30/98              5,745,665          5,734,400
12/31/98              6,089,290          6,064,816
01/31/99              6,291,688          6,318,447
02/28/99              6,077,725          6,122,070
03/31/99              6,303,254          6,367,014
04/30/99              6,534,566          6,613,608
05/31/99              6,343,733          6,457,461
06/30/99              6,713,833          6,815,850

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The Fund's Administrative Shares commenced operations on 9/30/98. Since the Fund is less than 1-year old, the reported returns are cumulative. The S&P 500 Index is an unmanaged index and it is not possible to invest in an unmanaged index.


--------------------------------------------------------------------------------
PORTFOLIO Composition
--------------------------------------------------------------------------------

Top 10 Holdings                  % of Total Investments
-------------------------------------------------------
Microsoft Corp.                                    4.7%
Computer software
-------------------------------------------------------
General Electric Co.                               3.0%
Consumer/Indus. products broadcasting
-------------------------------------------------------
Intel Corp.                                        2.3%
Semiconductors memory circuits
-------------------------------------------------------
International Business Machines Corp.              2.2%
Business machines
-------------------------------------------------------
Cisco Systems, Inc.                                1.9%
Computer network products
-------------------------------------------------------
Wal-Mart Stores, Inc.                              1.9%
Discount stores
-------------------------------------------------------
AT&T Corp.                                         1.8%
Telecommunications services
-------------------------------------------------------
Exxon Corp.                                        1.7%
Leading oil co.
-------------------------------------------------------
Lucent Technologies, Inc.                          1.6%
Telecommunications systems/software
-------------------------------------------------------
Merck & Co., Inc.                                  1.6%
Ethical drugs/spec. chemicals
-------------------------------------------------------
Top Ten Total                                     22.7%
-------------------------------------------------------


Top 5 Industries                 % of Total Investments
-------------------------------------------------------
Technology                                        20.3%
-------------------------------------------------------
Financial & Business Services                     16.2%
-------------------------------------------------------
Consumer Discretionary                            12.3%
-------------------------------------------------------
Health Care                                       10.9%
-------------------------------------------------------
Communications                                     8.2%
-------------------------------------------------------

Portfolio Composition
-------------------------------------------------------
Common Stock                                      98.9%
-------------------------------------------------------
Cash Equivalents                                   1.1%
-------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the period since inception through June 30, 1999, PIMCO Tax-Efficient Equity Fund returned 16.1%.
   PIMCO Tax-Efficient Equity Fund was started on September 30, 1998. The Fund is an actively managed stock fund seeking low tax exposure without compromising return potential. Its manager uses an innovative investment process featuring quantitative stock selection and active tax management.
   The technology sector performed well for the Fund this year. Increased demand for technology, coupled with investor enthusiasm for stocks with the greatest expectations for earnings growth, helped to boost the prices of many tech stocks. For instance, Microsoft proved to be an outstanding holding for the Fund this year. The software company benefited from its market dominance and strong earnings growth. It also received a boost from investor enthusiasm over its new product pipeline, which includes updated versions of Microsoft Office and Microsoft Windows. Cisco Systems was another standout for the Fund this year. The company continued to successfully position itself as the industry leader within the Internet networking sector.
   Another technology standout was IBM, which has been successful in implementing its turnaround strategy. The company has changed its focus from the PC and mainframe business to consulting and other higher profit margin businesses. Its stock received a large boost in May when the company unveiled its plans for expanding into the Internet business, which investors greeted with much enthusiasm.
   The health care sector made a solid contribution to the Fund's performance this year. In particular, high-growth companies such as Amgen, Pfizer and Merck all performed well for much of the year, until interest rate concerns caused their stock prices to drop in the second quarter of 1999.
   One disappointment for the Fund this year was Coca-Cola. The beverage producer and bottler suffered for much of the year from its exposure to the weakened global economy, from which it derives much of its sales.
   Looking ahead, the manager intends to continue with its disciplined, long-term, approach to stock selection based on fundamental valuations and the principles of portfolio diversification and risk control. The manager is optimistic that, with interest rates in check and earnings growth on the rise, the Fund will continue its strong performance.

                                       See page 68 for financial details.     23

June 30, 1999

PIMCO Structured Emerging Markets Fund

Objective

Long-term growth of capital


Portfolio

Common stocks of companies located in emerging market countries


Total Net Assets

$46.6 million


Number of Securities in the Portfolio

376 (not including short-term instruments)


PIMCO Advisors Institutional Manager

Parametric Portfolio Associates

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Total Return                   For period ended 6/30/99

               Inst'l Class       IFC Investable      Lipper Emerging Mkts.
               (Incep. 6/30/98)   Composite Index     Fund Average
--------------------------------------------------------------------------------
Inception      29.21%             26.63%              16.02%


Change in Value
$5,000,000 invested at the Fund's inception
[LINE GRAPH APPEARS HERE]


                       PIMCO
                    Structured
                     Emerging                 IFC Investable
                      Markets                    Composite
MONTH                  Fund                        Index
------------------------------------------------------------
06/30/98             5,000,000                 5,000,000
07/31/98             5,110,000                 5,199,590
08/31/98             3,870,000                 3,737,595
09/30/98             3,970,000                 3,914,989
10/31/98             4,350,000                 4,364,821
11/30/98             4,700,000                 4,693,492
12/31/98             4,647,944                 4,621,682
01/31/99             4,564,852                 4,508,451
02/28/99             4,580,432                 4,588,701
03/31/99             4,917,992                 5,117,778
04/30/99             5,707,364                 5,814,820
05/31/99             5,873,547                 5,709,572
06/30/99             6,460,383                 6,331,334


*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. The Fund's reported return since inception is equal to its one-year performance.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                  % of Total Investments
-------------------------------------------------------
Brazil/Petroleo Brasileiro SA                      1.6%
-------------------------------------------------------
Baltic Nations/Baltic Fund 'A'                     1.4%
-------------------------------------------------------
Taiwan/Taiwan Fund, Inc.                           1.2%
-------------------------------------------------------
Brazil/Telecomunicacoes                            1.2%
Brasileiras SA SP - ADR
-------------------------------------------------------
Taiwan/R.O.C. Taiwan Fund                          1.1%
-------------------------------------------------------
Indonesia/PT Astra International, Inc.             1.0%
-------------------------------------------------------
Argentina/Perez Companc SA 'B'                     0.9%
-------------------------------------------------------
Venezuela/Compania Anonima                         0.9%
Nacional Telefonos de V
-------------------------------------------------------
South Korea/Hite                                   0.9%
Brewery Co. Limited
-------------------------------------------------------
Malaysia/Commerce Asset-                           0.9%
Holding Bhd.
-------------------------------------------------------
Top Ten Total                                     11.1%
-------------------------------------------------------

Top 5 Countries                  % of Total Investments
-------------------------------------------------------
South Korea                                        6.2%
-------------------------------------------------------
Mexico                                             5.5%
-------------------------------------------------------
Greece                                             4.8%
-------------------------------------------------------
China                                              4.8%
-------------------------------------------------------
Brazil                                             4.7%
-------------------------------------------------------

Regional Breakdown
-------------------------------------------------------
Asia                                              42.1%
-------------------------------------------------------
Latin America                                     24.2%
-------------------------------------------------------
Europe                                            20.2%
-------------------------------------------------------
Africa                                            11.1%
-------------------------------------------------------

Portfolio Composition
-------------------------------------------------------
Common Stock                                      97.6%
-------------------------------------------------------
Cash Equivalents                                   2.4%
-------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the one-year period ended June 30, 1999, PIMCO Structured Emerging Markets Fund returned 29.2%.
   Emerging markets were severely hurt in the third quarter as a result of extreme market uncertainty due to the Asian economic crisis, the Russian debt default, and the Long-Term Capital Management debacle. However, emerging markets saw improvement in the fourth quarter as a result of several key events. Three cuts in the Federal Funds rate by the United States as well as the accompanying central bank rate cuts in Europe sent a clear signal that developed markets, even those with strong current growth, are vigilant enough to prevent a worldwide credit crunch. In addition, the U.S.'s $18 billion funding of the International Monetary Fund in October and the G-7 policy statement backing countries such as Brazil confirmed that developed country governments would take action toward containment. In the first and second quarters of 1999, the global economy showed strong signs of recovery, propelling emerging markets higher.
   Latin America performed well for much of the year as a result of the surprisingly benign inflationary impact of Brazil's currency devaluation and the continued strengthening of commodity prices. However, fears of the U.S. Federal Reserve's impending interest rate rise stalled the Latin American move in May, with only a slight resurgence in June after the Federal Reserve raised rates by only 0.25% and removed its "tightening bias."
   Exposure to Asia, particularly China and Korea, was beneficial to the Fund this year. The Fund's unique sector structure that emphasizes the underrepresented sectors and stocks within individual emerging markets paid off handsomely as investors bid up many of the more undervalued stocks in these countries. The Fund also benefited from its exposure to Indonesia, which experienced a large uptick in the second quarter.
   Overall, the Fund showed strong defensiveness during the meltdown in the third quarter. It also responded well during the rebound of the fourth, first and second quarters. Much of this was due to the Fund's strategy of disciplined investing within its broad and balanced structure.
   The Fund's unique approach to emerging markets again showed its ability to outperform in good as well as bad market environments.Looking ahead, the manager is optimistic about the Fund's performance, given the swift recovery of the global economy. The manager is encouraged by the return of demand by investors in these markets on top of improving fundamentals and sentiment, but remains guarded given any significant decline in the U.S. market.

24                                            See page 70 for financial details.

June 30, 1999

PIMCO Tax-Efficient Structured Emerging Markets Fund


Objective

Maximum after-tax growth of capital


Portfolio

Common stocks of companies located in emerging market countries


Total Net Assets

$72.5 million


Number of Securities in the Portfolio

366 (not including short-term instruments)


PIMCO Advisors Institutional Manager

Parametric Portfolio Associates

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Total Return                   For period ended 6/30/99

              Inst'l Class        IFC Investable      Lipper Emerging Mkts.
              (Incep. 6/30/98)    Composite Index     Fund Average
--------------------------------------------------------------------------------
Inception     33.39%              26.63%              16.02%


Change in Value
$5,000,000 invested at the Fund's inception

[LINE GRAPH APPEARS HERE]

MONTH                    PIMCO              IFC Investable
                      Tax-Efficient             Composite
                       Structured                 Index
                     Emerging Markets
                          Fund
---------------------------------------------------------
06/30/98                5,000,000               5,000,000
07/31/98                5,100,000               5,199,590
08/31/98                3,835,000               3,737,595
09/30/98                3,970,000               3,914,989
10/31/98                4,385,000               4,364,821
11/30/98                4,770,000               4,693,492
12/31/98                4,731,710               4,621,682
01/31/99                4,636,069               4,508,451
02/28/99                4,681,372               4,588,701
03/31/99                5,023,666               5,117,778
04/30/99                5,854,232               5,814,820
05/31/99                6,045,514               5,709,572
06/30/99                6,669,697               6,331,344




*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. The Fund's reported return since inception is equal to its one-year performance.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                  % of Total Investments
-------------------------------------------------------
South Korea/Trigem Computer, Inc.                  1.9%
Brasileiras SA SP - ADR
-------------------------------------------------------
Brazil/Telecomunicacoes                            1.5%
-------------------------------------------------------
India/The India Fund, Inc.                         1.5%
-------------------------------------------------------
Taiwan/Taiwan Fund, Inc.                           1.4%
-------------------------------------------------------
Brazil/Petroleo Brasileiro SA                      1.3%
-------------------------------------------------------
Indonesia/PT Hanjaya Mandala                       1.3%
Sampoerna
-------------------------------------------------------
Indonesia/PT Astra                                 1.2%
International, Inc.
-------------------------------------------------------
Baltic Nations/Baltic Fund 'A'                     1.2%
-------------------------------------------------------
Indonesia/PT Indofood                              1.1%
Sukses Makmur
-------------------------------------------------------
South Korea/Korea Asia Fund                        1.1%
-------------------------------------------------------
Top Ten Total                                     13.5%
-------------------------------------------------------


Top 5 Countries                  % of Total Investments
-------------------------------------------------------
South Korea                                        6.4%
-------------------------------------------------------
China                                              5.3%
-------------------------------------------------------
Indonesia                                          5.3%
-------------------------------------------------------
Malaysia                                           5.2%
-------------------------------------------------------
Greece                                             5.0%
-------------------------------------------------------

Regional Breakdown
-------------------------------------------------------
Asia                                              45.2%
-------------------------------------------------------
Latin America                                     22.6%
-------------------------------------------------------
Europe                                            20.2%
-------------------------------------------------------
Africa                                            11.5%
-------------------------------------------------------

Portfolio Composition
-------------------------------------------------------
Common Stock                                      99.5%
-------------------------------------------------------
Cash Equivalents                                   0.5%
-------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the one-year period ended June 30, 1999, PIMCO Tax-Efficient Structured Emerging Markets Fund returned 33.4%, outperforming the IFC Investable Composite Index return of 26.6% and its Lipper Average return of 16.0%.
   Emerging markets were severely hurt in the third quarter as a result of extreme market uncertainty due to the Asian economic crisis, the Russian debt default, and the Long-Term Capital Management debacle. However, emerging markets saw improvement in the fourth quarter as a result of several key events. Three cuts in the federal funds rate by the United States as well as the accompanying central bank rate cuts in Europe sent a clear signal that developed markets, even those with strong current growth, are vigilant enough to prevent a worldwide credit crunch. In addition, the U.S.'s $18 billion funding of the International Monetary Fund in October and the G-7 policy statement backing countries such as Brazil confirmed that developed country governments would take action toward containment. In the first and second quarters of 1999, the global economy showed strong signs of recovery, propelling emerging markets higher.
   Exposure to Asian markets greatly benefited the Fund, as many of these countries experienced large upswings as a result of the global economic recovery. In particular, the Fund's exposure to Korea positively contributed to its performance. The Fund's unique sector structure that emphasizes the underrepresented sectors and stocks within individual emerging markets paid off handsomely as investors bid up many of the more undervalued stocks in these countries.
   Exposure to Latin America also benefited the Fund's performance, as this region also participated in the global economic recovery. Latin America advanced in the first and second quarters on the surprisingly benign inflationary impact of Brazil's currency devaluation and the continued strengthening of commodity prices, despite stalling in May over fears of the Federal Reserve's impending interest rate rise.
   Overall, the Fund showed strong defensiveness during the meltdown in the third quarter of 1998. It also responded well during the rebound of the fourth, first and second quarters. Much of this was due to the Fund's strategy of disciplined investing within its broad and balanced structure.
   The Fund's unique approach to emerging markets again showed its ability to outperform in good as well as bad market environments. Looking ahead, the manager is optimistic about the Fund's performance, given the swift recovery of the global economy. The manager is encouraged by the return of demand by investors in these markets on top of improving fundamentals and sentiment, but remains guarded given any significant decline in the U.S. market.

                                        See page 74 for financial details.    25

June 30, 199

PIMCO International Fund


Objective

Capital appreciation; income is incidental


Portfolio

Primarily stocks of foreign (non-U.S.) companies


Total Net Assets

$149.1 million


Number of Securities in the Portfolio

273 (not including short-term instruments)


PIMCO Advisors Institutional Manager

Blairlogie Capital Management

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Total Return                   For period ended 6/30/99

            Inst'l Class      Admin. Class      MSCI        Lipper International
            (Incep. 9/30/98)  (Incep. 9/30/98)  EAFE Index  Fund Average
--------------------------------------------------------------------------------
Inception   23.07%            22.47%            --          --


Change in Value
$5,000,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

MONTH                    PIMCO                   MSCI
                      International              EAFE
                          Fund                  Index
--------------------------------------------------------
09/30/98                5,000,000              5,000,000
10/31/98                5,377,268              5,522,500
11/30/98                5,692,455              5,806,909
12/31/98                5,846,447              6,037,443
01/31/99                5,851,743              6,021,142
02/28/99                5,687,576              5,879,043
03/31/99                5,931,178              6,125,963
04/30/99                6,153,597              6,375,289
05/31/99                5,925,882              6,048,237
06/30/99                6,153,597              6,285,328

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The Institutional and Administrative Classes of the International Fund were opened on September 30, 1998. Since the Fund is less than 1-year old, the reported returns are cumulative. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty. The performance of the Administrative Class reflects the payment of a service fee in an amount not to exceed 0.25% on an annualized basis.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top Holdings in                              % of Total
Selected Countries                          Investments
-------------------------------------------------------
United Kingdom/WEBS Index Fund                     4.3%
-------------------------------------------------------
Sweden/MSCI Sweden Opal Series B                   3.1%
-------------------------------------------------------
Finland/Nokia OYJ                                  3.0%
-------------------------------------------------------
France/France Telecom SA                           1.6%
-------------------------------------------------------
Netherlands/Royal Dutch Petroleum                  1.2%
-------------------------------------------------------
France/Total SA                                    1.2%
-------------------------------------------------------
France/L'OREAL                                     1.0%
-------------------------------------------------------
Switzerland/UBS AG                                 1.0%
-------------------------------------------------------
France/Carrefour Supermarche                       0.9%
-------------------------------------------------------
Japan/Toyota Motor Corp.                           0.9%
-------------------------------------------------------
Top Ten Total                                     18.2%
-------------------------------------------------------


Top 5 Countries                  % of Total Investments
-------------------------------------------------------
France                                            15.0%
-------------------------------------------------------
Japan                                             14.5%
-------------------------------------------------------
Switzerland                                        7.3%
-------------------------------------------------------
Germany                                            6.7%
-------------------------------------------------------
Finland                                            4.7%
-------------------------------------------------------

Regional Breakdown
-------------------------------------------------------
Eastern Europe                                    52.1%
-------------------------------------------------------
Asia                                              22.4%
-------------------------------------------------------
Europe                                            10.9%
-------------------------------------------------------
Latin America                                      7.0%
-------------------------------------------------------

Portfolio Composition
-------------------------------------------------------
Common Stock                                      92.4%
-------------------------------------------------------
Cash Equivalents                                   7.6%
-------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the one-year period ended June 30, 1999, PIMCO International Fund returned 23.1% for Institutional Class shares.
   In the second half of 1998, European developed markets were strong performers for the Fund. Concerns over a weak global economy prompted a "flight to safety" among investors, causing them to move away from emerging markets and towards international developed markets in countries with stable economies. In particular, Finland and Ireland produced strong returns. However, in the first half of 1999, signs of an improving global economy resulted in investors fleeing developed markets in favor of emerging markets in order to capitalize on the recovery.
   One emerging market standout for the Fund this year was Korea Telecom. The company benefited from the economic resurgence in Asia, which resulted in an increased demand by corporations for telecommunications capabilities. This company is one of the primary players in the Korean phone industry and, as the economy continues to improve, the manager is optimistic that it will continue its outperformance.
   Another strong performer for the Fund this year was Cemex, the Mexican cement maker. The company benefited from the strong United States economy, which boosted the Mexican economy and resulted in increased demand for basic materials such as cement.
   AstraZeneca, a British pharmaceuticals company, contributed to the Fund's performance this year. The company is engaged in the research, development, manufacture and marketing of pharmaceuticals, agricultural and specialty chemicals products, and the supply of healthcare services. The company benefited from a strong product pipeline as well as consolidation in the pharmaceuticals industry, which caused its stock price to rise on rumors of a takeover.
   One disappointment for the Fund this year was British consumer products giant Unilever. Second only to Procter & Gamble in terms of size, the company suffered from many of the same problems facing P&G. Despite implementing cost-cutting measures, including layoffs, investors punished its stock for not showing results quickly enough. However, the manager remains confident that the company's strong fundamentals and earnings growth will be rewarded by investors in the future.
   The Fund's performance can be attributed to its heavy weighting in Europe, which did not show strong performance for much of the year. However, the manager remains cautious about overexposure to Asia and believes that European markets offer strong fundamentals and reasonable valuations and are well-poised for outperformance in the coming year.

26                                            See page 78 for financial details.

June 30, 1999

PIMCO Balanced Fund

Objective

Total return consistent with prudent investment management


Portfolio

Primarily common stocks, fixed income securities and money market instruments


Total Net Assets

$72.6 million


Number of Securities in the Portfolio

192 (not including short-term instruments)


PIMCO Advisors Institutional Managers

Cadence Capital Management, NFJ Investment Group and Pacific Investment Management Company

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 6/30/99

           Inst'l Class      Lipper Balanced  60% S&P 500 Index     Lipper
           (Incep. 6/25/92)  Index            and 40% Lehman Bros.  Balanced
                                              Aggregate Bond Index  Fund Average
--------------------------------------------------------------------------------
1 year      8.26%            11.54%           15.21%                 9.98%
3 years    16.04%            16.66%           20.29%                15.85%
5 years    16.28%            16.06%           19.72%                16.15%
Inception  13.19%            --               --                    --


Change in Value
$5,000,000 invested at the Fund's inception
[LINE GRAPH APPEARS HERE]


                                                                               60% S&P 500
                                                                               Index and
                                     PIMCO                  Lipper             40% Lehman
            MONTH                Balanced Fund          Balanced Index         Bros. Aggregate
---------------------------------------------------------------------------------------------------
06/30/92                           5,000,000              5,000,000              5,000,000
07/31/92                           5,193,158              5,146,799              5,163,355
08/31/92                           5,183,200              5,098,831              5,120,861
09/30/92                           5,267,844              5,157,571              5,181,243
10/31/92                           5,284,484              5,158,034              5,164,491
11/30/92                           5,375,770              5,275,740              5,270,468
12/31/92                           5,452,066              5,351,289              5,342,793
01/31/93                           5,495,132              5,422,836              5,410,574
02/28/93                           5,561,584              5,489,808              5,492,707
03/31/93                           5,612,702              5,603,117              5,571,400
04/30/93                           5,540,308              5,560,253              5,506,122
05/31/93                           5,607,307              5,657,725              5,597,299
06/30/93                           5,638,230              5,717,697              5,647,716
07/31/93                           5,613,394              5,740,796              5,646,870
08/31/93                           5,779,717              5,914,283              5,815,007
09/30/93                           5,753,729              5,926,998              5,794,635
10/31/93                           5,816,510              5,987,929              5,875,231
11/30/93                           5,757,487              5,892,002              5,821,644
12/31/93                           5,799,077              5,990,869              5,876,495
01/31/94                           5,893,306              6,147,830              6,028,113
02/28/94                           5,789,146              6,027,149              5,888,059
03/31/94                           5,591,788              5,808,122              5,675,961
04/30/94                           5,634,149              5,821,074              5,701,492
05/31/94                           5,661,767              5,865,837              5,757,308
06/30/94                           5,573,389              5,764,008              5,667,552
07/31/94                           5,725,776              5,894,215              5,824,256
08/31/94                           5,876,161              6,041,690              5,970,424
09/30/94                           5,753,625              5,932,697              5,847,688
10/31/94                           5,819,956              5,951,148              5,924,442
11/30/94                           5,696,247              5,812,427              5,789,718
12/31/94                           5,744,038              5,868,285              5,857,227
01/31/95                           5,890,519              5,941,227              5,994,720
02/28/95                           6,060,930              6,114,353              6,191,901
03/31/95                           6,151,815              6,222,455              6,316,730
04/30/95                           6,264,701              6,339,126              6,463,641
05/31/95                           6,488,235              6,541,979              6,718,702
06/30/95                           6,585,673              6,657,903              6,832,050
07/31/95                           6,678,606              6,798,651              6,961,877
08/31/95                           6,748,055              6,851,680              7,005,970
09/30/95                           6,927,463              7,015,299              7,210,625
10/31/95                           6,951,677              6,997,550              7,232,688
11/30/95                           7,162,157              7,215,033              7,466,550
12/31/95                           7,292,520              7,328,598              7,594,747
01/31/96                           7,433,500              7,460,880              7,770,035
02/29/96                           7,369,418              7,464,461              7,759,228
03/31/96                           7,371,821              7,492,602              7,782,486
04/30/96                           7,410,586              7,542,247              7,833,808
05/31/96                           7,513,959              7,619,352              7,948,665
06/30/96                           7,582,005              7,644,512              8,009,534
07/31/96                           7,373,565              7,447,742              7,805,984
08/31/96                           7,419,161              7,565,252              7,899,528
09/30/96                           7,690,524              7,845,097              8,221,345
10/31/96                           7,881,144              8,011,492              8,430,238
11/30/96                           8,328,115              8,384,828              8,870,342
12/31/96                           8,249,779              8,281,695              8,731,919
01/31/97                           8,509,553              8,535,115              9,069,956
02/28/97                           8,525,297              8,566,695              9,121,646
03/31/97                           8,308,693              8,317,404              8,856,329
04/30/97                           8,538,609              8,567,758              9,226,592
05/31/97                           8,895,376              8,918,179              9,598,509
06/30/97                           9,126,126              9,204,453              9,902,088
07/31/97                           9,717,486              9,728,186             10,481,645
08/31/97                           9,509,711              9,419,803             10,093,573
09/30/97                           9,903,777              9,795,653             10,484,813
10/31/97                           9,726,780              9,617,371             10,335,540
11/30/97                           9,887,686              9,793,369             10,641,636
12/31/97                          10,058,979              9,938,310             10,794,124
01/31/98                          10,085,684             10,007,878             10,921,185
02/28/98                          10,486,263             10,405,192             11,390,281
03/31/98                          10,809,467             10,723,589             11,756,120
04/30/98                          10,782,622             10,797,582             11,851,625
05/31/98                          10,755,778             10,688,527             11,774,356
06/30/98                          10,943,031             10,881,989             12,101,263
07/31/98                          10,690,846             10,754,670             12,034,233
08/31/98                           9,736,145              9,827,617             11,068,627
09/30/98                          10,169,292             10,252,170             11,597,735
10/31/98                          10,559,372             10,635,601             12,139,222
11/30/98                          10,967,595             11,024,864             12,608,235
12/31/98                          11,289,520             11,431,683             13,059,290
01/31/99                          11,352,885             11,614,590             13,424,257
02/28/99                          10,983,256             11,335,839             13,080,183
03/31/99                          11,087,208             11,615,835             13,423,181
04/30/99                          11,597,943             11,996,834             13,752,118
05/31/99                          11,534,101             11,812,082             13,509,124
06/30/99                          11,846,488             12,138,096             13,941,763


*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $5,000,000 on 7/1/92, the first full month following the Fund's Institutional Class inception on 6/25/92, compared to a static 60/40 blend of the Standard and Poor's 500 Index and the Lehman Brothers Aggregate Bond Index, and the Lipper Balanced Index, each an unmanaged market index. The Fund may invest in foreign securities which involve potentially higher risks including foreign currency fluctuations and political or economic uncertainty.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 5 Holdings                   % of Total Investments
-------------------------------------------------------
Government National                                3.9%
Mortgage Assn.,  6.500%
-------------------------------------------------------
Federal National Mortgage                          2.7%
Assn., 8.500%
-------------------------------------------------------
Federal Home Loan                                  2.5%
Mortgage Corp., 6.500%
-------------------------------------------------------
New England Educational                            2.5%
Loan Marketing, 5.270%
-------------------------------------------------------
Conagra, Inc., 5.298%                              2.5%
-------------------------------------------------------
Top Five Total                                    14.1%
-------------------------------------------------------


Portfolio Composition
-------------------------------------------------------
Common Stocks                                     49.6%
-------------------------------------------------------
Mortgage-Backed Securities                        21.9%
-------------------------------------------------------
Short-Term Instruments                            16.5%
-------------------------------------------------------
Corporate Bonds & Notes                           10.5%
-------------------------------------------------------
Asset-Backed Securities                            1.2%
-------------------------------------------------------
U.S. Treasury Obligations                          0.3%
-------------------------------------------------------

Bond Analysis
-------------------------------------------------------
Average Quality                                     AA+
-------------------------------------------------------
Duration                                      3.9 years
-------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Balanced Fund posted a return of 8.3%for the one-year period ended June 30, 1999.
   At the end of this period, the Fund's assets were allocated approximately 60% to stocks and 40% to bonds. This allocation should offer investors the broad diversification needed in any type of market.
   The telecom sector greatly contributed to the Fund's performance this year. The sector benefited from increased demand from corporations for data communications capabilities. One standout in this sector was GTE. GTE provides inter-networking services ranging from dial-up Internet access for consumers to Web-based applications for Fortune 500 companies. The company benefited from increased revenues, new product development, and the sale of some of its business units.
   Bell Atlantic also turned in a strong performance this year. This telecommunications company is still benefiting from economies of scale resulting from its merger with NYNEX two years ago. The company experienced higher usage of its network facilities as well as an increase in access lines in service. As the demand for telecommunications capabilities continues to grow, the manager is optimistic that this company will continue to see earnings growth.
   The Fund maintained an above-benchmark weighting in mortgage-backed securities, which has significantly contributed to performance over the past year, but was negative for performance in the second quarter of 1999. However, this position will be maintained as the manager's outlook for a range-bound interest rate environment makes this sector a good way to enhance yield without adding significant risk. The manager also plans to maintain the portfolio duration slightly above the benchmark, as long-term interest rates approach the top of the forecasted secular range of 5% to 6.5%.
   Effective on or about September 24, 1999, PIMCO Balanced Fund will be merged into PIMCO Strategic Balanced Fund. The Strategic Balanced Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing in the securities eligible for purchase by the PIMCO StocksPLUS and Total Return Funds. Full descriptions of these two Funds and the Strategic Balanced Fund can be found in the PIMCO Funds: Pacific Investment Management Series prospectus. The allocation of assets between equity and fixed income is determined by Pacific Investment Management Company.

                                       See page 81 for financial details.   27

Financial Highlights -
Institutional and Administrative Classes

                                  Net Asset                      Net Realized/    Total         Dividends
                                  Value                          Unrealized       Income from   from Net
Selected Per Share Data           Beginning    Net Investment    Gain (Loss) on   Investment    Investment
for the Year or Period Ended:     of Period    Income (Loss)     Investments      Operations    Income
                                  ---------    --------------    --------------   ------------  -----------

International Fund

  Institutional Class
    09/30/1998-06/30/1999         $   10.47    $     0.14 (a)    $     2.16 (a)   $       2.30   $     0.00
-----------------------------------------------------------------------------------------------------------

  Administrative Class
    09/30/98-06/30/1999               10.47          0.09 (a)          2.15 (a)           2.24        0.00
-----------------------------------------------------------------------------------------------------------

Capital Appreciation Fund

  Institutional Class
    06/30/1999                    $   26.13    $     0.16 (a)    $     2.35 (a)   $       2.51   $   (0.15)
-----------------------------------------------------------------------------------------------------------
    06/30/1998                        21.19          0.15 (a)          6.59 (a)           6.74       (0.12)
-----------------------------------------------------------------------------------------------------------
    06/30/1997                        18.10          0.24              5.08               5.32       (0.10)
-----------------------------------------------------------------------------------------------------------
    11/01/1995-06/30/1996             16.94          0.35              1.99               2.34       (0.15)
-----------------------------------------------------------------------------------------------------------
    10/31/1995                        13.34          0.18              3.60               3.78       (0.18)
-----------------------------------------------------------------------------------------------------------

  Administrative Class
    06/30/1999                        25.99          0.09 (a)          2.34 (a)           2.43       (0.13)
-----------------------------------------------------------------------------------------------------------
    06/30/1998                        21.16          0.10 (a)          6.55 (a)           6.65       (0.14)
-----------------------------------------------------------------------------------------------------------
    07/31/1996-06/30/1997             17.19          0.16              6.03               6.19       (0.09)
-----------------------------------------------------------------------------------------------------------

Mid-Cap Growth Fund

  Institutional Class
    06/30/1999                    $   24.09    $     0.12 (a)    $    (0.11)(a)   $       0.01   $   (0.02)
-----------------------------------------------------------------------------------------------------------
    06/30/1998                        20.28          0.11 (a)          5.11 (a)           5.22       (0.07)
-----------------------------------------------------------------------------------------------------------
    06/30/1997                        19.44         (0.07)             5.25               5.18       (0.05)
-----------------------------------------------------------------------------------------------------------
    11/01/1995-06/30/1996             18.16          0.32              1.53               1.85       (0.14)
-----------------------------------------------------------------------------------------------------------
    10/31/1995                        13.97          0.07              4.19               4.26       (0.07)
-----------------------------------------------------------------------------------------------------------

  Administrative Class
    06/30/1999                        23.96          0.06 (a)         (0.06)(a)           0.00       (0.01)
-----------------------------------------------------------------------------------------------------------
    06/30/1998                        20.24          0.05 (a)          5.08 (a)           5.13       (0.07)
-----------------------------------------------------------------------------------------------------------
    06/30/1997                        19.44         (0.13)             5.25               5.12       (0.03)
-----------------------------------------------------------------------------------------------------------
    11/01/1995-06/30/1996             18.17          0.28              1.53               1.81       (0.11)
-----------------------------------------------------------------------------------------------------------
    11/30/1994-10/31/1995             13.31          0.03              4.85               4.88       (0.02)
-----------------------------------------------------------------------------------------------------------






Micro-Cap Growth Fund

  Institutional Class
    06/30/1999                    $   23.66    $    (0.14)(a)    $    (2.89)(a)   $      (3.03)  $    0.00
-----------------------------------------------------------------------------------------------------------
    06/30/1998                        19.85         (0.11)(a)          6.54 (a)           6.43        0.00
-----------------------------------------------------------------------------------------------------------
    06/30/1997                        18.47          0.00              3.41               3.41        0.00
-----------------------------------------------------------------------------------------------------------
    11/01/1995-06/30/1996             15.38          0.00              3.43               3.43        0.00
-----------------------------------------------------------------------------------------------------------
    10/31/1995                        11.87         (0.04)             3.55               3.51        0.00
-----------------------------------------------------------------------------------------------------------

  Administrative Class
    06/30/1999                        23.52         (0.19)(a)         (2.88)(a)          (3.07)       0.00
-----------------------------------------------------------------------------------------------------------
    06/30/1998                        19.78         (0.17)(a)          6.53 (a)           6.36        0.00
-----------------------------------------------------------------------------------------------------------
    06/30/1997                        18.46         (0.06)             3.41               3.35        0.00
-----------------------------------------------------------------------------------------------------------
    04/01/1996-06/30/1996             16.73          0.03              1.70               1.73        0.00
-----------------------------------------------------------------------------------------------------------

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

28                                                        See accompanying notes

                                                                                                                    Ratio of Net
Dividends in   Distributions  Distributions                                                            Ratio of     Investment
Excess of Net  from Net       in Excess of                  Net Asset                                  Expenses to  Income (Loss)
Investment     Realized       Net Realized   Total          Value End                Net Assets End    Average Net  to Average Net
Income         Capital Gains  Capital Gains  Distributions  of Period  Total Return  of Period (000s)  Assets       Assets
-------------  -------------  -------------  -------------  ---------  ------------  ---------------   -----------  --------------

$        0.00  $       (1.15) $        0.00  $       (1.15) $   11.62         23.07%  $        3,627          1.09%*        1.70%*
----------------------------------------------------------------------------------------------------------------------------------

         0.00          (1.15)          0.00          (1.15)     11.56         22.47           15,797           1.34*        1.06%
----------------------------------------------------------------------------------------------------------------------------------


$        0.00  $      (1.65)  $      0.00    $       (1.80) $   26.84         10.57%  $      645,967           0.71%        0.64%
----------------------------------------------------------------------------------------------------------------------------------
         0.00         (1.68)         0.00            (1.80)     26.13         32.97          805,856           0.71         0.64
----------------------------------------------------------------------------------------------------------------------------------
         0.00         (2.13)         0.00            (2.23)     21.19         31.52          536,187           0.71         1.02
----------------------------------------------------------------------------------------------------------------------------------
         0.00         (1.03)         0.00            (1.18)     18.10         14.65          348,728           0.70*        1.33*
----------------------------------------------------------------------------------------------------------------------------------
         0.00          0.00          0.00            (0.18)     16.94         28.47          236,220           0.70         1.22
----------------------------------------------------------------------------------------------------------------------------------


         0.00         (1.65)         0.00            (1.78)     26.64         10.30          229,831           0.95         0.38
----------------------------------------------------------------------------------------------------------------------------------
         0.00         (1.68)         0.00            (1.82)     25.99         32.55          132,384           0.96         0.39
----------------------------------------------------------------------------------------------------------------------------------
         0.00         (2.13)         0.00            (2.22)     21.16         38.26            3,115           0.96*        0.66*
----------------------------------------------------------------------------------------------------------------------------------




$        0.00  $      (1.07)  $      0.00    $       (1.09) $    23.01         0.33%  $      581,544           0.70%         0.54%
----------------------------------------------------------------------------------------------------------------------------------
        (0.01)        (1.33)         0.00            (1.41)      24.09        26.16          437,985           0.71          0.46
----------------------------------------------------------------------------------------------------------------------------------
         0.00         (4.29)         0.00            (4.34)      20.28        30.58          291,374           0.71          0.53
----------------------------------------------------------------------------------------------------------------------------------
         0.00         (0.43)         0.00            (0.57)      19.44        10.37          231,011           0.70*         1.11*
----------------------------------------------------------------------------------------------------------------------------------
         0.00          0.00          0.00            (0.07)      18.16        30.54          189,320           0.70          0.43
----------------------------------------------------------------------------------------------------------------------------------


         0.00         (1.07)         0.00            (1.08)      22.88         0.31          104,337           0.95          0.30
----------------------------------------------------------------------------------------------------------------------------------
        (0.01)        (1.33)         0.00            (1.41)      23.96        25.75           73,614           0.95          0.22
----------------------------------------------------------------------------------------------------------------------------------
         0.00         (4.29)         0.00            (4.32)      20.24        30.23            2,066           0.96          0.28
----------------------------------------------------------------------------------------------------------------------------------
         0.00         (0.43)         0.00            (0.54)      19.44        10.17            1,071           0.95*         0.89*
----------------------------------------------------------------------------------------------------------------------------------
         0.00          0.00          0.00            (0.02)      18.17        36.64              892           0.94*         0.23*
----------------------------------------------------------------------------------------------------------------------------------



$        0.00  $       0.00   $     (0.63)   $       (0.63) $    20.00       (12.66)% $      234,439           1.50%        (0.71)%
----------------------------------------------------------------------------------------------------------------------------------
         0.00         (2.62)         0.00            (2.62)      23.66        33.95          257,842           1.51         (0.50)
----------------------------------------------------------------------------------------------------------------------------------
         0.00         (2.03)         0.00            (2.03)      19.85        20.05          164,139           1.52         (0.49)
----------------------------------------------------------------------------------------------------------------------------------
         0.00         (0.34)         0.00            (0.34)      18.47        22.64           83,973           1.50*        (0.45)*
----------------------------------------------------------------------------------------------------------------------------------
         0.00          0.00          0.00             0.00       15.38        29.54           69,775           1.50         (0.37)
----------------------------------------------------------------------------------------------------------------------------------


         0.00          0.00         (0.63)           (0.63)      19.82       (12.91)  $        3,000           1.75         (0.97)
----------------------------------------------------------------------------------------------------------------------------------
         0.00         (2.62)         0.00            (2.62)      23.52        33.70            4,779           1.76         (0.74)
----------------------------------------------------------------------------------------------------------------------------------
         0.00         (2.03)         0.00            (2.03)      19.78        19.72            2,116           1.77         (0.74)
----------------------------------------------------------------------------------------------------------------------------------
         0.00          0.00          0.00             0.00       18.46        10.34              566           1.73*        (0.74)*
----------------------------------------------------------------------------------------------------------------------------------

   Portfolio
   Turnover Rate
   -------------

            55%
---------------

            55
---------------



           120%
---------------
            75
---------------
            87
---------------
            73
---------------
            83
---------------


           120
---------------
            75
---------------
            87
---------------


            85%
---------------
            66
---------------
            82
---------------
            79
---------------
            78
---------------


            85
---------------
            66
---------------
            82
---------------
            79
---------------
            72
---------------




            73%
---------------
            72
---------------
            84
---------------
            54
---------------
            87
---------------


            73
---------------
            72
---------------
            84
---------------
            54
---------------



                                                      See accompanying notes  29

Financial Highlights -
Institutional and Administrative Classes (Cont.)


                                     Net Asset                    Net Realized/     Total         Dividends
                                     Value                        Unrealized        Income from   from Net
Selected Per Share Data              Beginning   Net Investment   Gain (Loss) on    Investment    Investment
for the Year or Period Ended:        of Period   Income (Loss)    Investments       Operations    Income
                                     ---------   --------------   --------------    -----------   ----------

Small-Cap Growth Fund

  Institutional Class
    06/30/1999                       $   14.01   $     (0.01)(a)  $    (2.12)(a)    $    (2.13)    $    0.00
    06/30/1998                           13.40         (0.03)(a)        2.52 (a)          2.49          0.00
    06/30/1997                           20.83         (0.01)(a)        3.17 (a)          3.16          0.00
    11/01/1995-06/30/1996                21.02          2.02           (0.61)             1.41          0.00
    10/31/1995                           19.38         (0.05)           3.12              3.07          0.00

  Administrative Class
    06/30/1999                           13.97         (0.04)(a)       (2.12)(a)         (2.16)         0.00
    06/30/1998                           13.41         (0.07)(a)        2.51 (a)          2.44          0.00
    06/30/1997                           20.82         (0.06)(a)        3.24 (a)          3.18          0.00
    11/01/1995-06/30/1996                21.01          2.02 (a)       (0.61)(a)          1.41          0.00
    09/27/1995-10/31/1995                21.90         (0.02)          (0.87)            (0.89)         0.00

Growth Fund

  Institutional Class
    03/31/1999-06/30/1999            $   31.27   $     (0.01)(a)  $    (0.02)(a)    $    (0.03)    $    0.00

  Administrative Class
    03/31/1999-06/30/1999                31.27         (0.04)(a)        0.00 (a)         (0.04)         0.00

Target Fund

  Institutional Class
    03/31/1999-06/30/1999            $   16.34   $     (0.02)(a)  $     1.42 (a)    $     1.40     $    0.00

  Administrative Class
    03/31/1999-06/30/1999                16.34         (0.03)(a)        1.42 (a)          1.39          0.00

Renaissance Fund

  Institutional Class
    06/30/1999                       $   19.07   $      0.06 (a)  $     1.43 (a)    $     1.49     $    0.00
    12/30/1997-06/30/1998                16.73          0.05            2.29              2.34          0.00

  Administrative Class
    08/31/1998-06/30/1999                15.37          0.02 (a)        5.12 (a)          5.14          0.00

Opportunity Fund

  Institutional Class
    03/31/1999-06/30/1999            $   21.40   $     (0.03)(a)  $     2.89 (a)    $     2.86     $    0.00

  Administrative Class
    03/31/1999-06/30/1999                21.40         (0.05)(a)        2.91 (a)          2.86          0.00

Innovation Fund

  Institutional Class
    03/05/1999-06/30/1999            $   32.73   $     (0.05)(a)  $     4.82 (a)    $     4.77     $    0.00

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.


30  See accompanying notes

                                                                                                                    Ratio of Net
Dividends in   Distributions  Distributions                                                            Ratio of     Investment
Excess of Net  from Net       in Excess of                  Net Asset                                  Expenses to  Income (Loss)
Investment     Realized       Net Realized   Total          Value End                Net Assets End    Average Net  to Average Net
Income         Capital Gains  Capital Gains  Distributions  of Period  Total Return  of Period (000s)  Assets       Assets
-------------  -------------  -------------  -------------  ---------  ------------  ----------------  -----------  --------------

$      0.00    $       0.00   $       (0.47)  $      (0.47)  $   11.41       (14.99)% $         66,393        1.25%         (0.09)%
       0.00           (1.88)           0.00          (1.88)      14.01        19.33             47,641        1.26          (0.20)
       0.00          (10.59)           0.00         (10.59)      13.40        22.82             33,390        1.32          (0.05)
       0.00           (1.60)           0.00          (1.60)      20.83         7.22             32,954        1.25*         (0.20)*
       0.00           (1.43)           0.00          (1.43)      21.02        17.39             73,977        1.25          (0.27)


       0.00            0.00           (0.47)         (0.47)      11.34       (15.26)             2,229        1.50          (0.33)
       0.00           (1.88)           0.00          (1.88)      13.97        18.90                981        1.49          (0.51)
       0.00          (10.59)           0.00         (10.59)      13.41        23.12                  1        1.54          (0.36)
       0.00           (1.60)           0.00          (1.60)      20.82         7.18                112        1.50*         (0.41)*
       0.00            0.00            0.00           0.00       21.01        (5.34)               544        1.60*         (0.82)*



 $     0.00         $  0.00    $       0.00   $       0.00   $   31.24        (0.10)% $            948        0.74%*        (0.19)%


       0.00            0.00            0.00           0.00       31.23        (0.13)             6,164        0.97*         (0.53)*



 $     0.00         $  0.00    $       0.00   $       0.00   $   17.74         8.57%  $          1,298        0.79%*        (0.39)%


       0.00            0.00            0.00           0.00       17.73         8.51   $          5,513        1.02*         (0.61)*



 $     0.00         $ (2.33)   $       0.00   $      (2.33)  $   18.23        10.24%  $            136        0.86%          0.38%
       0.00            0.00            0.00           0.00       19.07        13.99                851        0.86*          0.55*


       0.00           (2.33)           0.00          (2.33)      18.18        36.41   $            427        1.09*          0.13*



 $     0.00         $  0.00    $       0.00   $       0.00   $   24.26        13.36%  $            417        0.88*         (0.54)*


       0.00            0.00            0.00           0.00       24.26        13.36   $          2,010        1.12*         (0.82)*


 $     0.00         $  0.00    $       0.00   $       0.00       37.50        14.57%  $            444        0.88%*        (0.15)%
















Portfolio
Turnover Rate
-------------

         94%
         77
        129
         59
         86


         94
         77
        129
         59
          9



        131%


        131



        229%


        229



        221%
        192


        221



        175%


        175



        119%

                                                      See accompanying notes  31

Financial Highlights -
Institutional and Administrative Classes (Cont.)


                                     Net Asset                    Net Realized/     Total         Dividends
                                     Value                        Unrealized        Income from   from Net
Selected Per Share Data              Beginning   Net Investment   Gain (Loss) on    Investment    Investment
for the Year or Period Ended:        of Period   Income (Loss)    Investments       Operations    Income
                                     ---------   --------------   --------------    ------------  -----------

Core Equity Fund

  Institutional Class
    06/30/1999                      $    20.39    $    (0.04)(a)  $     5.24 (a)     $      5.20  $    (0.00)
-------------------------------------------------------------------------------------------------------------
    06/30/1998                           15.55          0.03 (a)        6.11 (a)            6.14        0.00
-------------------------------------------------------------------------------------------------------------
    06/30/1997                           13.55          0.03 (a)        2.78 (a)            2.81       (0.02)
-------------------------------------------------------------------------------------------------------------
    11/01/1995-06/30/1996                12.72          0.51            0.65                1.16       (0.04)
-------------------------------------------------------------------------------------------------------------
    12/28/1994-10/31/1995                10.00          0.07            2.71                2.78       (0.06)
-------------------------------------------------------------------------------------------------------------

  Administrative Class
    06/30/1999                           20.32         (0.03)(a)        5.11 (a)            5.08       (0.00)
-------------------------------------------------------------------------------------------------------------
    06/30/1998                           15.53         (0.01)(a)        6.10 (a)            6.09        0.00
-------------------------------------------------------------------------------------------------------------
    06/30/1997                           13.56          0.00 (a)        2.77 (a)            2.77       (0.01)
-------------------------------------------------------------------------------------------------------------
    11/01/1995-06/30/1996                12.73          0.49            0.65                1.14       (0.02)
-------------------------------------------------------------------------------------------------------------
    05/31/1995-10/31/1995                11.45          0.02            1.28                1.30       (0.02)
-------------------------------------------------------------------------------------------------------------

Mid-Cap Equity Fund

  Institutional Class
    06/30/1999                      $    13.53    $    (0.03)(a)  $     2.99 (a)     $      2.96  $     0.00
-------------------------------------------------------------------------------------------------------------
    06/30/1998                           14.04         (0.03)(a)        3.61 (a)            3.58        0.00
-------------------------------------------------------------------------------------------------------------
    06/30/1997                           14.66         (0.06)(a)        1.31 (a)            1.25        0.00
-------------------------------------------------------------------------------------------------------------
    11/01/1995-06/30/1996                12.92          0.49            1.62                2.11        0.00
-------------------------------------------------------------------------------------------------------------
    12/28/1994-10/31/1995                10.00          0.02            2.92                2.94       (0.02)
-------------------------------------------------------------------------------------------------------------

International Growth Fund

  Institutional Class
    06/30/1999                      $    13.55    $    (0.02)(a)  $     3.56 (a)     $      3.54  $    (0.02)
-------------------------------------------------------------------------------------------------------------
    12/31/1997-06/30/1998                10.00          0.00 (a)        3.55 (a)            3.55        0.00
-------------------------------------------------------------------------------------------------------------

Equity Income Fund

  Institutional Class
    06/30/1999                      $    16.09    $     0.44 (a)  $     1.28 (a)     $      1.72  $    (0.43)
-------------------------------------------------------------------------------------------------------------
    06/30/1998                           15.41          0.44 (a)        2.75 (a)            3.19       (0.42)
-------------------------------------------------------------------------------------------------------------
    06/30/1997                           14.36          0.40            3.17                3.57       (0.55)
-------------------------------------------------------------------------------------------------------------
    11/01/1995-06/30/1996                13.09          0.78            1.31                2.09       (0.34)
-------------------------------------------------------------------------------------------------------------
    10/31/1995                           11.75          0.46            1.67                2.13       (0.46)
-------------------------------------------------------------------------------------------------------------

  Administrative Class
    06/30/1999                           16.08          0.41 (a)        1.28 (a)            1.69       (0.40)
-------------------------------------------------------------------------------------------------------------
    06/30/1998                           15.40          0.40 (a)        2.75 (a)            3.15       (0.38)
-------------------------------------------------------------------------------------------------------------
    06/30/1997                           14.35          0.27            3.26                3.53       (0.51)
-------------------------------------------------------------------------------------------------------------
    11/01/1995-06/30/1996                13.13          0.75            1.31                2.06       (0.36)
-------------------------------------------------------------------------------------------------------------
    11/30/1994-10/31/1995                11.12          0.39            2.35                2.74       (0.40)
-------------------------------------------------------------------------------------------------------------

Value Fund

  Institutional Class
    06/30/1999                      $    15.66    $     0.28 (a)  $     1.36 (a)     $      1.64  $    (0.28)
-------------------------------------------------------------------------------------------------------------
    06/30/1998                           14.81          0.25 (a)        2.47 (a)            2.72       (0.24)
-------------------------------------------------------------------------------------------------------------
    06/30/1997                           12.46          1.05            2.11                3.16       (0.31)
-------------------------------------------------------------------------------------------------------------
    11/01/1995-06/30/1996                12.53          0.25            1.62                1.87       (0.17)
-------------------------------------------------------------------------------------------------------------
    10/31/1995                           11.55          0.30            2.18                2.48       (0.30)
-------------------------------------------------------------------------------------------------------------

  Administrative Class
    06/30/1999                           15.65          0.26 (a)        1.32 (a)            1.58       (0.25)
-------------------------------------------------------------------------------------------------------------
    08/21/1997-06/30/1998                15.66          0.19 (a)        1.65 (a)            1.84       (0.22)
-------------------------------------------------------------------------------------------------------------

Value 25 Fund

  Institutional Class
    07/10/1998-06/30/1999           $    10.00    $     0.15 (a)  $    (1.10)(a)     $     (0.95) $    (0.06)
-------------------------------------------------------------------------------------------------------------

* Annualized

(a) Per share amounts based on average number of shares outstanding during the period.

(b) Ratio of expenses to average net assets excluding trustees' fees and interest expense is 0.82%.


32  See accompanying notes

                                                                                                                     Ratio of Net
Dividends in    Distributions  Distributions                                                            Ratio of     Investment
Excess of Net   from Net       in Excess of                  Net Asset                                  Expenses to  Income (Loss)
Investment      Realized       Net Realized   Total          Value End                Net Assets End    Average Net  to Average Net
Income          Capital Gains  Capital Gains  Distributions  of Period  Total Return  of Period (000s)  Assets       Assets
-------------   -------------  -------------  -------------  ---------  ------------  ----------------  -----------  --------------

$      0.00     $        (0.73)  $      0.00  $     (0.73)   $   24.86       26.34%    $      1,184          1.01%         (0.20)%
-----------------------------------------------------------------------------------------------------------------------------------
       0.00              (1.30)         0.00        (1.30)       20.39       41.83            1,915          0.83           0.20
-----------------------------------------------------------------------------------------------------------------------------------
       0.00              (0.79)         0.00        (0.81)       15.55       21.59            6,444          0.87           0.23
-----------------------------------------------------------------------------------------------------------------------------------
      (0.01)             (0.28)         0.00        (0.33)       13.55        9.41           10,452          0.82*          0.53*
-----------------------------------------------------------------------------------------------------------------------------------
       0.00               0.00          0.00        (0.06)       12.72       27.86            7,791          0.82*          0.79*
-----------------------------------------------------------------------------------------------------------------------------------


       0.00              (0.73)         0.00        (0.73)       24.67       25.84               15          1.08          (0.17)
-----------------------------------------------------------------------------------------------------------------------------------
       0.00              (1.30)         0.00        (1.30)       20.32       41.54          128,666          1.08          (0.07)
-----------------------------------------------------------------------------------------------------------------------------------
       0.00              (0.79)         0.00        (0.80)       15.53       21.20           29,332          1.13          (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
      (0.01)             (0.28)         0.00        (0.31)       13.56        9.23           33,575          1.07*          0.28*
-----------------------------------------------------------------------------------------------------------------------------------
       0.00               0.00          0.00        (0.02)       12.73       11.34           24,645          1.06*          0.34*
-----------------------------------------------------------------------------------------------------------------------------------



$      0.00     $        (0.65)  $      0.00  $     (0.65)   $   15.84       23.18%    $      7,399          0.89%         (0.22)%
-----------------------------------------------------------------------------------------------------------------------------------
       0.00              (4.09)         0.00        (4.09)       13.53       30.40            8,488          0.89          (0.25)
-----------------------------------------------------------------------------------------------------------------------------------
       0.00              (1.87)         0.00        (1.87)       14.04        9.61            7,591          1.15          (0.43)
-----------------------------------------------------------------------------------------------------------------------------------
       0.00              (0.37)         0.00        (0.37)       14.66       16.72            8,378          0.88*         (0.32)*
-----------------------------------------------------------------------------------------------------------------------------------
       0.00               0.00          0.00        (0.02)       12.92       29.34            8,357          0.88*          0.24*
-----------------------------------------------------------------------------------------------------------------------------------


$      0.00     $        (1.03)  $      0.00  $     (1.05)   $   16.04       28.62%    $      8,408          1.39%         (0.15)%
-----------------------------------------------------------------------------------------------------------------------------------
       0.00               0.00          0.00         0.00        13.55       35.50%           6,822          1.36*          0.08*
-----------------------------------------------------------------------------------------------------------------------------------


$      0.00     $        (1.76)  $      0.00  $     (2.19)   $   15.62       12.56%    $    123,012          0.71%          3.00%
-----------------------------------------------------------------------------------------------------------------------------------
       0.00              (2.09)         0.00        (2.51)       16.09       21.84          138,650          0.71           2.71
-----------------------------------------------------------------------------------------------------------------------------------
       0.00              (1.97)         0.00        (2.52)       15.41       27.67          121,138          0.72           3.03
-----------------------------------------------------------------------------------------------------------------------------------
       0.00              (0.48)         0.00        (0.82)       14.36       16.35          116,714          0.70*          3.41*
-----------------------------------------------------------------------------------------------------------------------------------
       0.00              (0.33)         0.00        (0.79)       13.09       19.36          118,015          0.70           3.83
-----------------------------------------------------------------------------------------------------------------------------------


       0.00              (1.76)         0.00        (2.16)       15.61       12.31           13,797          0.96           2.80
-----------------------------------------------------------------------------------------------------------------------------------
       0.00              (2.09)         0.00        (2.47)       16.08       21.58           11,699          0.96           2.45
-----------------------------------------------------------------------------------------------------------------------------------
       0.00              (1.97)         0.00        (2.48)       15.40       27.40            8,145          0.97           2.79
-----------------------------------------------------------------------------------------------------------------------------------
       0.00              (0.48)         0.00        (0.84)       14.35       16.08            6,097          0.95*          3.19*
-----------------------------------------------------------------------------------------------------------------------------------
       0.00              (0.33)         0.00        (0.73)       13.13       25.69              140          0.95*          3.43*
-----------------------------------------------------------------------------------------------------------------------------------



$      0.00     $        (1.72)  $      0.00  $     (2.00)   $   15.30       12.30%    $     69,181          0.71%          1.99%
-----------------------------------------------------------------------------------------------------------------------------------
       0.00              (1.63)         0.00        (1.87)       15.66       19.35           83,219          0.71           1.59
-----------------------------------------------------------------------------------------------------------------------------------
       0.00              (0.50)         0.00        (0.81)       14.81       26.38           74,613          0.73           2.02
-----------------------------------------------------------------------------------------------------------------------------------
       0.00              (1.77)         0.00        (1.94)       12.46       16.24           52,727          0.70*          2.40*
-----------------------------------------------------------------------------------------------------------------------------------
       0.00              (1.20)         0.00        (1.50)       12.53       24.98           14,443          0.70           2.50
-----------------------------------------------------------------------------------------------------------------------------------


       0.00              (1.72)         0.00        (1.97)       15.26       11.91           23,164          0.95           1.81
-----------------------------------------------------------------------------------------------------------------------------------
       0.00              (1.63)         0.00        (1.85)       15.65       12.71           10,349          0.96*          1.40*
-----------------------------------------------------------------------------------------------------------------------------------



$      0.00     $         0.00   $      0.00  $     (0.06)   $    8.99       (9.48)%   $        229          0.85%*         1.89%*
-----------------------------------------------------------------------------------------------------------------------------------




Portfolio
Turnover Rate
-------------

         95%
-------------
        120
-------------
        139
-------------
         73
-------------
        123
-------------


         95
-------------
        120
-------------
        139
-------------
         73
-------------
         58
-------------



        273%
-------------
        268
-------------
        202
-------------
         97
-------------
        132
-------------



        269%
-------------
         60
-------------



         76%
-------------
         45
-------------
         45
-------------
         52
-------------
         46
-------------


         76
-------------
         45
-------------
         45
-------------
         52
-------------
         43
-------------



        101%
-------------
         77
-------------
         71
-------------
         29
-------------
         71
-------------


        101
-------------
         77
-------------


        182%
-------------


                                                      See accompanying notes  33

Financial Highlights -
Institutional and Administrative Classes (Cont.)

                                     Net Asset                    Net Realized/     Total         Dividends   Dividends in
                                     Value                        Unrealized        Income from   from Net    Excess of Net
Selected Per Share Data              Beginning   Net Investment   Gain (Loss) on    Investment    Investment  Investment
for the Year or Period Ended:        of Period   Income (Loss)    Investments       Operations    Income      Income
                                     ---------   --------------   --------------    -----------   ----------  ------------
Small-Cap Value Fund

  Institutional Class
    06/30/1999                      $    17.68   $     0.32 (a)   $    (1.29)(a)    $    (0.97)   $    (0.21) $       0.00
    06/30/1998                           15.78         0.29 (a)         2.50 (a)          2.79         (0.13)         0.00
    06/30/1997                           14.20         0.46             3.63              4.09         (0.13)         0.00
    11/01/1995-06/30/1996                13.10         0.56             1.49              2.05         (0.21)         0.00
    10/31/1995                           12.07         0.28             1.92              2.20         (0.28)         0.00

  Administrative Class
    06/30/1999                           17.63         0.29 (a)        (1.30)(a)         (1.01)        (0.20)         0.00
    06/30/1998                           15.76         0.25 (a)         2.49 (a)          2.74         (0.11)         0.00
    06/30/1997                           14.20         0.38             3.68              4.06         (0.12)         0.00
    11/01/1995-06/30/1996                13.16         0.54             1.43              1.97         (0.19)         0.00

Enhanced Equity Fund

  Institutional Class
    06/30/1999                      $    12.64   $     0.08 (a)   $     1.91 (a)     $    1.99    $    (0.06) $       0.00
    06/30/1998                           16.46         0.11 (a)         3.91 (a)          4.02         (0.11)         0.00
    06/30/1997                           15.91         1.18             3.10              4.28         (0.10)         0.00
    11/01/1995-06/30/1996                14.44         0.34             1.67              2.01         (0.16)         0.00
    10/31/1995                           11.99         0.25             2.62              2.87         (0.25)         0.00

  Administrative Class
    06/30/1999                           12.59         0.05 (a)         1.90 (a)          1.95         (0.06)         0.00
    08/21/1997-06/30/1998                17.53         0.05 (a)         2.85 (a)          2.90         (0.11)         0.00

Structured Emerging Markets Fund

  Institutional Class
    06/30/1999                      $    10.00   $     0.15 (a)   $     2.57 (a)     $    2.72    $    (0.07) $       0.00

Tax-Efficient Structured
Emerging Markets Fund

  Institutional Class
    06/30/1999                      $    10.00   $     0.16 (a)   $     3.10 (a)     $    3.26    $    (0.06) $       0.00

Tax-Efficient Equity Fund

  Administrative Class
    09/30/1998-06/30/1999           $     8.65   $     0.03 (a)   $     2.93 (a)     $    2.96     $    0.00  $       0.00

Balanced Fund

  Institutional Class
    06/30/1999                      $    12.15   $     0.31 (a)   $     0.53 (a)     $    0.84    $    (0.29) $       0.00
    06/30/1998                           11.42         0.35 (a)         1.81 (a)          2.16         (0.34)         0.00
    06/30/1997                           11.64         0.89             1.21              2.10         (0.36)         0.00
    11/01/1995-06/30/1996                11.89         0.27             0.76              1.03         (0.27)         0.00
    10/31/1995                           10.35         0.44             1.54              1.98         (0.44)         0.00

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.

34  See accompanying notes

                                                                                                                      Ratio of Net
Distributions  Distributions                 Fund                                                        Ratio of     Investment
from Net       in Excess of                  Reimbusement     Net Asset                                  Expenses to  Income (Loss)
Realized       Net Realized   Total          Fee Added to     Value End                Net Assets End    Average Net  to Average Net
Capital Gains  Capital Gains  Distributions  Paid-in-Capital  of Period  Total Return  of Period (000s)  Assets       Assets
-------------  -------------  -------------  ---------------  ---------  ------------  ----------------  -----------  --------------


$       0.00   $      (0.45)  $       (0.66) $    0.00        $   16.05        (5.11)% $        59,132         0.85%          2.12%
       (0.76)          0.00           (0.89)      0.00            17.68        17.77            47,432         0.85           1.65
       (2.38)          0.00           (2.51)      0.00            15.78        31.99            34,639         0.90           1.92
       (0.74)          0.00           (0.95)      0.00            14.20        16.35            29,017         0.85*          2.12*
       (0.89)          0.00           (1.17)      0.00            13.10        19.88            35,093         0.85           2.25


        0.00          (0.45)          (0.65)      0.00            15.97        (5.40)           21,022         1.10           1.92
       (0.76)          0.00           (0.87)      0.00            17.63        17.41            10,751         1.10           1.39
       (2.38)          0.00           (2.50)      0.00            15.76        31.70             5,916         1.16           1.68
       (0.74)          0.00           (0.93)      0.00            14.20        15.64             4,433         1.10*          1.86*



$      (1.61)  $       0.00   $       (1.67) $     0.00       $   12.96        17.95%  $        42,619         0.71%          0.66%
       (7.73)          0.00           (7.84)       0.00           12.64        32.33            36,584         0.71           0.63
       (3.63)          0.00           (3.73)       0.00           16.46        31.45            44,838         0.74           1.31
       (0.38)          0.00           (0.54)       0.00           15.91        14.21            83,425         0.70*          1.58*
       (0.17)          0.00           (0.42)       0.00           14.44        24.46            73,999         0.70           1.91


       (1.61)          0.00           (1.67)       0.00           12.87        17.63            24,015         0.96           0.41
       (7.73)          0.00           (7.84)       0.00           12.59        23.85            10,409         0.95*          0.47*



$      (0.28)  $       0.00  $        (0.35) $     0.05       $   12.42        29.21%  $        46,577         0.95%          1.56%



$       0.00   $       0.00  $        (0.06) $     0.05       $   13.25        33.39%  $        72,509         0.95%          1.57%



$       0.00   $       0.00  $         0.00  $     0.00       $   11.61        34.28%  $         3,391         0.92%          0.31%*



$      (1.64)  $       0.00  $        (1.93) $     0.00       $   11.06         8.26%  $        37,630         0.73%          2.81%
       (1.09)          0.00           (1.43)       0.00           12.15        19.91            41,222         0.72           2.91
       (1.96)          0.00           (2.32)       0.00           11.42        20.37            61,518         0.74           3.33
       (1.01)          0.00           (1.28)       0.00           11.64         9.07            82,562         0.70*          3.46*
        0.00           0.00           (0.44)       0.00           11.89        19.47            72,638         0.70           3.73


Portfolio
Turnover Rate
-------------

           60%
           41
           48
           35
           50


           60
           41
           48
           35



           34%
           65
           91
           53
           21


           34
           65



           30%



           28%



           13%



          221%
          186
          199
          140
           43


                                                       See accompanying notes 35

Statements of Assets and Liabilities
June 30, 1999

                                                                    Capital       Mid-Cap
                                                     International  Appreciation  Growth       Micro-Cap     Small-Cap
Amounts in thousands, except per share amounts       Fund           Fund          Fund         Growth Fund   Growth Fund Growth Fund
                                                    ---------------- ------------ ------------ ------------- ----------- -----------
Assets:

Investments, at value                                   $   141,510  $ 1,156,787  $ 1,022,454  $   236,733   $   70,603  $ 2,432,141
Cash and foreign currency                                     5,913            0          140            1          112          623
Receivable for investments and foreign currency sold          6,397        5,177        4,923        2,179          104       18,944
Receivable for Fund shares sold                                 436        2,353        4,079           85            5        4,074
Variation margin receivable                                       0            0            0            0            0            0
Interest and dividends receivable                               648        1,193          958           92           31          813
                                                            154,904    1,165,510    1,032,554      239,090       70,855    2,456,595



Liabilities:

Payable for investments and foreign currency purchased  $     4,583  $    40,234  $    14,879  $     1,291   $    1,660  $    15,517
Written options outstanding                                       0            0            0            0            0            0
Payable for Fund shares redeemed                                993       15,807        8,744           70          504        4,610
Accrued investment advisory fee                                  63          405          363          241           55          933
Accrued administration fee                                       72          253          240           48           14          746
Accrued distribution fee                                         67           81          119            0            0        1,273
Accrued servicing fee                                            28           89           84            1            0          466
Variation margin payable                                         11            0            0            0            0            0
Due to custodial bank                                             0        5,015            0            0            0            0
                                                              5,817       61,884       24,429        1,651        2,233       23,545
Net Assets                                              $   149,087  $ 1,103,626  $ 1,008,125  $   237,439   $   68,622  $ 2,433,050

Net Assets Consist of:
Paid in capital                                         $   121,576  $   756,091  $   859,420  $   198,895   $   67,921  $ 1,484,604
Undistributed (overdistributed) net investment income        (1,499)       1,527        1,312            0           12            1
Accumulated undistributed net realized gain (loss)           14,242      123,654          640       (9,322)     (10,137)     374,990
Net unrealized appreciation (depreciation)                   14,768      222,354      146,753       47,866       10,826      573,455
                                                        $   149,087  $ 1,103,626  $ 1,008,125  $   237,439   $   68,622  $ 2,433,050

Net Assets:

Institutional Class                                     $     3,627  $   645,967  $   581,544  $   234,439   $   66,393  $       948
Administrative Class                                         15,797      229,831      104,337        3,000        2,229        6,164
Other Classes                                               129,663      227,828      322,244            0            0    2,425,938

Shares Issued and Outstanding:
Institutional Class                                             312       24,067       25,278       11,725        5,820           30
Administrative Class                                          1,367        8,627        4,559          151          197          197


Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                                     $     11.62  $     26.84  $     23.01  $     20.00   $    11.41  $     31.24
Administrative Class                                          11.56        26.64        22.88        19.82        11.34        31.23

Cost of Investments Owned                               $   126,506  $   934,433  $   875,701  $   188,866   $   59,777  $ 1,858,686
Cost of Foreign Currency Held                           $     5,998  $         0  $         0  $         0   $        0  $         0


  36  See accompanying notes

             Renaissance  Opportunity  Innovation   Core         Mid-Cap      International  Equity
Target Fund  Fund         Fund         Fund         Equity Fund  Equity Fund  Growth Fund    Income Fund  Value Fund  Value 25 Fund
------------------------------------------------------------------------------------------------------------------------------------


$1,146,022   $  651,001   $  430,142   $1,294,717   $    1,060   $    9,075   $    8,774     $  199,430   $  229,367   $    2,541
------------------------------------------------------------------------------------------------------------------------------------
       565        6,508          234        1,420            1            1          160              0            9            0
------------------------------------------------------------------------------------------------------------------------------------
    43,271       22,149       22,024       58,078          584          787            0          8,862        4,806          625
------------------------------------------------------------------------------------------------------------------------------------
     5,397          854          330        7,026        1,000            0            0            373          342           39
------------------------------------------------------------------------------------------------------------------------------------
         0            0            0            0            0            0            0              0            0            0
------------------------------------------------------------------------------------------------------------------------------------
       110          658           55          102            1            3           21            573          672            2
------------------------------------------------------------------------------------------------------------------------------------
 1,195,365      681,170      452,785    1,361,343        2,646        9,866        8,955        209,238      235,196        3,207
====================================================================================================================================


$   24,462   $   17,499   $   17,895   $   92,960   $        7   $       41   $      530     $    4,285   $    3,062   $      736
------------------------------------------------------------------------------------------------------------------------------------
         0            0            0            0            0            0            0              0            0            0
------------------------------------------------------------------------------------------------------------------------------------
     3,023        2,828        1,207        1,752        1,439        2,419            0            260          233          257
------------------------------------------------------------------------------------------------------------------------------------
       488          322          219          606            1            5           11             75           91            1
------------------------------------------------------------------------------------------------------------------------------------
       355          215          135          373            0            2            6             50           68            1
------------------------------------------------------------------------------------------------------------------------------------
       574          347          183          516            0            0            0             29           71            1
------------------------------------------------------------------------------------------------------------------------------------
       222          134           84          233            0            0            0             16           33            0
------------------------------------------------------------------------------------------------------------------------------------
         0            0            0            0            0            0            0              0            0            0
------------------------------------------------------------------------------------------------------------------------------------
         0            0            0            0            0            0            0          2,518            0           22
------------------------------------------------------------------------------------------------------------------------------------
    29,124       21,345       19,723       96,440        1,447        2,467          547          7,233        3,558        1,018
====================================================================================================================================

$1,166,241   $  659,825   $  433,062   $1,264,903   $    1,199   $    7,399   $    8,408     $  202,005   $  231,638   $    2,189
====================================================================================================================================


$  822,586   $  542,158   $  290,503   $  799,215   $   (1,469)  $    3,098   $    5,367     $  157,826   $  189,075   $    2,215
------------------------------------------------------------------------------------------------------------------------------------
    67,742       41,268       12,827            0            0        2,766        1,459          4,946       10,727           10
------------------------------------------------------------------------------------------------------------------------------------
    43,636       53,387       73,039       58,521        2,492          154          224         19,846       12,987          (84)
------------------------------------------------------------------------------------------------------------------------------------
   232,277       23,012       56,693      407,167          176        1,381        1,358         19,387       18,849           48
------------------------------------------------------------------------------------------------------------------------------------
$1,166,241   $  659,825   $  433,062   $1,264,903   $    1,199   $    7,399   $    8,408     $  202,005   $  231,638   $    2,189
====================================================================================================================================


$    1,298   $      136   $      417   $      444   $    1,184    $    7,399   $    8,408   $  123,012   $   69,181   $      229
------------------------------------------------------------------------------------------------------------------------------------
     5,513          427        2,010            0           15             0            0       13,797       23,164            0
------------------------------------------------------------------------------------------------------------------------------------
 1,159,430      659,262      430,635    1,264,459            0             0            0       65,196      139,293        1,960
------------------------------------------------------------------------------------------------------------------------------------


        73            7           17           12           48           467          524        7,874        4,520           26
------------------------------------------------------------------------------------------------------------------------------------
       311           23           83            0            1             0            0          884        1,518            0
------------------------------------------------------------------------------------------------------------------------------------


$    17.74   $    18.23   $    24.26   $    37.50    $    24.86   $    15.84   $    16.04   $    15.62   $    15.30    $     8.99
------------------------------------------------------------------------------------------------------------------------------------
     17.73        18.18        24.26         0.00         24.67         0.00         0.00        15.61        15.26          0.00
------------------------------------------------------------------------------------------------------------------------------------

$  913,744   $  627,988   $  373,449   $  887,549   $       884   $    7,694   $    7,414   $  180,043   $  210,518    $    2,492
====================================================================================================================================
$        0   $        0   $        0   $        0   $        0    $        0   $       88   $        0   $        0    $        0
====================================================================================================================================

                                                    See accompanying notes   37

June 30, 1999

                                                                                              Tax-Efficient
                                                                               Structured     Structured
                                                 Small-Cap       Enhanced      Emerging       Emerging       Tax-Efficient Balanced
Amounts in thousands, except per share amounts   Value Fund      Equity Fund   Markets Fund   Markets Fund   Equity Fund   Fund
                                                 ------------   ------------   ------------   ------------   -----------   ---------
Assets:

Investments, at value                            $   396,722     $   66,609    $   47,881     $   72,675     $   28,146     $ 80,463
------------------------------------------------------------------------------------------------------------------------------------
Cash and foreign currency                              1,054              0           362            561              0            0
------------------------------------------------------------------------------------------------------------------------------------
Receivable for investments
  and foreign currency sold                              760              0             0              0              0          432
------------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                        1,508             56             0              0            249          165
------------------------------------------------------------------------------------------------------------------------------------
Variation margin receivable                                0              0             0              0              0           53
------------------------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                      1,006             55           113            153             20          218
------------------------------------------------------------------------------------------------------------------------------------
                                                     401,050         66,720        48,356         73,389         28,415       81,331
====================================================================================================================================

Liabilities:

Payable for investments and foreign
currency purchased                                 $   1,297     $        0    $    1,363     $      684    $       197   $    8,445
------------------------------------------------------------------------------------------------------------------------------------
Written options outstanding                                0              0             0              0              0            7
------------------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                       1,605             44           240              0            155           73
------------------------------------------------------------------------------------------------------------------------------------
Accrued investment advisory fee                          192             23            17             25             10           26
------------------------------------------------------------------------------------------------------------------------------------
Accrued administration fee                               118             13            18             27              8           19
------------------------------------------------------------------------------------------------------------------------------------
Accrued distribution fee                                 127              0             0              0             10           15
------------------------------------------------------------------------------------------------------------------------------------
Accrued servicing fee                                     68              4             0              0              5            7
------------------------------------------------------------------------------------------------------------------------------------
Variation margin payable                                   0              0             0              0              0            0
------------------------------------------------------------------------------------------------------------------------------------
Due to custodial bank                                      0              2           141            144             79           97
------------------------------------------------------------------------------------------------------------------------------------
                                                       3,407             86         1,779            880            464        8,689
====================================================================================================================================

Net Assets                                       $   397,643     $   66,634    $   46,577     $   72,509     $   27,951   $   72,642
====================================================================================================================================

Net Assets Consist of:

Paid in capital                                  $   414,727     $   45,703    $   40,008     $   84,253     $   24,894   $   63,012
------------------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net
investment income                                      3,303            321           967            307             (5)           6
------------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain (loss)   (12,072)         2,293           264       (10,388)           (228)       3,937
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)            (8,315)        18,317         5,338        (1,663)          3,290        5,687
------------------------------------------------------------------------------------------------------------------------------------
                                                 $   397,643     $   66,634    $   46,577     $  72,509      $   27,951   $   72,642
====================================================================================================================================

Net Assets:

Institutional Class                              $    59,132     $   42,619    $   46,577     $   72,509     $        0   $   37,630
------------------------------------------------------------------------------------------------------------------------------------
Administrative Class                                  21,022         24,015             0              0          3,391            0
------------------------------------------------------------------------------------------------------------------------------------
Other Classes                                        317,489              0             0              0         24,560       35,012
------------------------------------------------------------------------------------------------------------------------------------

Shares Issued and Outstanding:

Institutional Class                                    3,685          3,289         3,750          5,474              0        3,403
------------------------------------------------------------------------------------------------------------------------------------
Administrative Class                                   1,316          1,865             0              0            292            0
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value and Redemption Price Per Share
   (Net Assets Per Share Outstanding)

Institutional Class                              $     16.05     $    12.96    $    12.42     $    13.25     $     0.00   $    11.06
------------------------------------------------------------------------------------------------------------------------------------
Administrative Class                                   15.97          12.87          0.00           0.00          11.61         0.00
------------------------------------------------------------------------------------------------------------------------------------

Cost of Investments Owned                        $   405,037     $   48,292    $   42,405     $   74,196     $   24,856   $   74,786
====================================================================================================================================
Cost of Foreign Currency Held                    $         0     $        0    $      228     $      311     $        0   $        0
====================================================================================================================================

38 See accompanying notes

Statements of Operations
For the period ended June 30, 1999


                                                               Capital        Mid-Cap        Micro-Cap        Small-Cap
                                                 International Appreciation   Growth         Growth           Growth
Amounts in thousands                             Fund          Fund           Fund           Fund             Fund      Growth Fund
                                                 ------------- ------------   ----------    -------------    ---------- -----------
Investment Income:
 Dividends, net of foreign taxes                 $   2,071     $   13,332     $   8,522      $   1,291        $   497   $   12,164
------------------------------------------------------------------------------------------------------------------------------------
 Interest                                              155          1,771         2,371            636            175        3,340
------------------------------------------------------------------------------------------------------------------------------------
   Total Income                                      2,226         15,103        10,893          1,927            672       15,504
====================================================================================================================================

Expenses:

Investment advisory fees                               754          5,058         3,927          3,035            574       10,729
------------------------------------------------------------------------------------------------------------------------------------
Administration fees                                    878          3,130         2,642            607            144        8,581
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or servicing fees -
Administrative Class                                    17            515           235              8              3            0
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or servicing fees -
Other Classes                                        1,197          1,457         2,312              0              0       20,053
------------------------------------------------------------------------------------------------------------------------------------
Trustees' fees                                          11             86            64             19              4          165
------------------------------------------------------------------------------------------------------------------------------------
Interest expense                                       130              2             0              0              0           24
------------------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                    2,987         10,248         9,180          3,669            725       39,552
------------------------------------------------------------------------------------------------------------------------------------

Net Investment Income (Loss)                          (761)         4,855         1,713         (1,742)           (53)     (24,048)
====================================================================================================================================

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments             18,157        127,483           867         (9,322)       (9,957)      412,268
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
   futures and written options contracts                85              0             0              0              0        1,267
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
   foreign currency transactions                    (2,202)             0             0              0              0            0
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
   (depreciation) on investments                   (16,468)       (27,333)        7,029        (26,056)           799      (30,494)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
   (depreciation) on futures and written
   options contracts                                   (87)             0             0              0              0            0
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
   (depreciation) on translation of assets and
   liabilities denominated in foreign currencies      (108)             0             0              0              0            0
------------------------------------------------------------------------------------------------------------------------------------

   Net Gain (Loss)                                    (623)       100,150         7,896        (35,378)        (9,158)     383,041
------------------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Assets
   Resulting from Operations                    $   (1,384)    $  105,005     $   9,609    $   (37,120)    $   (9,211)  $  358,993
====================================================================================================================================


                                                      See accompanying notes  39

For the period ended June 30, 1999


                                                                   Renaissance  Opportunity  Innovation   Core         Mid-Cap
Amounts in thousands                                  Target Fund  Fund         Fund         Fund         Equity Fund  Equity Fund
                                                      -----------  -----------  -----------  -----------  -----------  ------------
Investment Income:

Dividends, net of foreign taxes                       $   3,734    $   6,743    $   672     $    523   $      432      $     45
Interest                                                  3,131          923      1,496        2,234          223            35
   Total Income                                           6,865        7,666      2,168        2,757          655            80

Expenses:

Investment advisory fees                                  5,838        3,771      3,171        4,454          413            75
Administration fees                                       4,244        2,514      1,951        2,740          181            29
Distribution and/or
  servicing fees - Administrative Class                       2            1          0            0          177             8
Distribution and/or
  servicing fees - Other Classes                          9,563        5,636      3,859        5,574            0             0
Trustees' fees                                               82           49         41           44            8             1
Interest expense                                             16            7         17            1            1             0
   Total Expenses                                        19,745       11,978      9,039       12,813          780           113

Net Investment Income (Loss)                           (12,880)       (4,312)    (6,871)     (10,056)       (125)           (33)

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                 123,732      101,571     91,858       85,853       46,990        2 ,964
Net realized gain (loss) on
   futures and written options contracts                  1,262         (642)     1,089       (3,778)          86             0
Net realized gain (loss) on
   foreign currency transactions                              0           (1)         0            0            0             0
Net change in unrealized appreciation
   (depreciation) on investments                         38,444      (42,439)   (86,017)     250,480     (29,090)          (130)
Net change in unrealized appreciation
   (depreciation) on futures and
  written options contracts                                   0          (77)         0          324            0             0
Net change in unrealized appreciation
   (depreciation) on translation of assets and
   liabilities denominated in foreign currencies              0           (2)         0            0            0             0

   Net Gain                                             163,438       58,410      6,930      332,879       17,986        2 ,834

Net Increase in Assets
   Resulting from Operations                          $ 150,558    $  54,098    $    59     $322,823   $   17,861      $ 2, 801

* For the period July 10, 1998 to June 30, 1999.


40 See accompanying notes


                                                                                  Structured  Tax-Efficient
                                                                     Enhanced     Emerging    Structured
International Equity                        Value 25  Small-Cap      Equity       Markets     Emerging       Tax-Efficient  Balanced
Growth Fund   Income Fund   Value Fund      Fund      Value Fund     Fund         Fund        Markets Fund   Equity Fund *  Fund
------------  ------------  --------------  -------  --------------  -----------  ----------  -------------  -------------  --------
$      70     $   7,107     $   6,038       $   39   $   10,292      $    707     $    851    $   1,156      $   157        $   829
------------  ------------  --------------  -------  --------------  -----------  ----------  -------------  -------------  -------
       16           278           250            4          707            21           30           38           14          1,626
------------  ------------  --------------  -------  --------------  -----------  ----------  -------------  -------------  -------
       86         7,385         6,288           43       10,999           728          881        1,194          171          2,455
============  ============  ==============  =======  ==============  ===========  ==========  =============  =============  =======

       58           893         1,044            8        2,215           238          156          212           57            311
------------  ------------  --------------  -------  --------------  -----------  ----------  -------------  -------------  -------
       34           580           778            6        1,373           132          174          236           49            220
------------  ------------  --------------  -------  --------------  -----------  ----------  -------------  -------------  -------
        0            29            39            0           41            42            0            0            2              0
------------  ------------  --------------  -------  --------------  -----------  ----------  -------------  -------------  -------
        0           443         1,164           10        2,324             0            0            0           89            244
------------  ------------  --------------  -------  --------------  -----------  ----------  -------------  -------------  -------
        1            15            18            0           28             4            2            3            1              5
------------  ------------  --------------  -------  --------------  -----------  ----------  -------------  -------------  -------
        3             1             0            1            0             2            3            4            0             17
------------  ------------  --------------  -------  --------------  -----------  ----------  -------------  -------------  -------
       96         1,961         3,043           25        5,981           418          335          455          198            797
------------  ------------  --------------  -------  --------------  -----------  ----------  -------------  -------------  -------
      (10)        5,424         3,245           18        5,018           310          546          739          (27)         1,658
============  ============  ==============  =======  ==============  ===========  ==========  =============  =============  =======

    1,919        28,130        29,420          (84)     (11,944)        3,923        1,993      (10,388)        (228)         4,055
------------  ------------  --------------  -------  --------------  -----------  ----------  -------------  -------------  -------
        0             0             0            0            0             0            0            0            0            427
------------  ------------  --------------  -------  --------------  -----------  ----------  -------------  -------------  -------
       (3)            0             0            0            0             0          (76)        (132)           0              0
------------  ------------  --------------  -------  --------------  -----------  ----------  -------------  -------------  -------
     (117)       (8,864)       (6,992)          48      (15,379)        5,764        7,957       27,044        3,290           (716)
------------  ------------  --------------  -------  --------------  -----------  ----------  -------------  -------------  -------
        0             0             0            0            0             0            0            0            0            (97)
------------  ------------  --------------  -------  --------------  -----------  ----------  -------------  -------------  -------

       (2)            0             0            0            0             0            2            2            0              0
------------  ------------  --------------  -------  --------------  -----------  ----------  -------------  -------------  -------
    1,797        19,266        22,428          (36)     (27,323)        9,687        9,876       16,526        3,062          3,669
------------  ------------  --------------  -------  --------------  -----------  ----------  -------------  -------------  -------
$   1,787     $  24,690     $  25,673       $  (18)  $  (22,305)     $  9,997     $ 10,422    $  17,265      $ 3,035        $ 5,327
============  ============  ==============  =======  ==============  ===========  ==========  =============  =============  =======

                                                                                                           See accompanying notes 41

Statements of Changes in Net Assets


Amounts in thousands                                                  International Fund              Capital Appreciation Fund
                                                                      -----------------------------   ------------------------------
                                                                         Year Ended      Year Ended      Year Ended      Year Ended
                                                                      June 30, 1999   June 30, 1998   June 30, 1999   June 30, 1998
Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)                                            $      (761)    $      (580)    $     4,855     $     4,296
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                     16,040           8,506         127,483          89,980
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                        (16,663)          7,290         (27,333)        125,025
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations                            (1,384)         15,216         105,005         219,301
====================================================================================================================================

Distributions to Shareholders:

From net investment income
  Institutional Class                                                             0               0          (4,163)         (3,482)
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                                            0               0          (1,045)           (171)
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                                   0               0            (398)           (177)
------------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
  Institutional Class                                                           (67)              0         (43,876)        (44,474)
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                                         (129)              0         (12,574)         (1,807)
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                             (11,816)        (13,713)        (14,257)         (4,063)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains
  Institutional Class                                                             0               0               0               0
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                                            0               0               0               0
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                                   0               0               0               0
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                         (12,012)        (13,713)        (76,313)        (54,174)
====================================================================================================================================


Fund Share Transactions:

Receipts for shares sold
  Institutional Class                                                         5,567               0         439,612         261,189
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                                       16,127               0         152,828         134,100
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                             736,111         559,851          98,940         165,130
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
  Institutional Class                                                            67               0          35,601          37,066
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                                          129               0          13,612           1,973
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                              11,029          12,731          13,712           4,064
------------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Institutional Class                                                        (2,213)              0        (649,159)       (164,429)
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                                       (1,579)              0         (76,012)        (18,481)
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                            (757,207)       (615,042)        (77,743)        (24,147)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund share transactions                8,031         (42,460)        (48,609)        396,465
------------------------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                                      (5,365)        (40,957)        (19,917)        561,592
====================================================================================================================================

Net Assets:

Beginning of period                                                         154,452         195,409       1,123,543         561,951
------------------------------------------------------------------------------------------------------------------------------------
End of period *                                                         $   149,087     $   154,452     $ 1,103,626     $ 1,123,543
------------------------------------------------------------------------------------------------------------------------------------

* Including net undistributed (overdistributed) investment income of:   $    (1,499)    $      (338)    $     1,527     $     2,964
------------------------------------------------------------------------------------------------------------------------------------


42  See accompanying notes


Mid-Cap Growth Fund         Micro-Cap Growth Fund       Small-Cap Growth Fund    Growth Fund                Target Fund
--------------------------  ------------------------    -----------------------  -----------------------    ------------------------
Year Ended      Year Ended  Year Ended    Year Ended    Year Ended   Year Ended  Year Ended   Year Ended    Year Ended    Year Ended
June 30,        June 30,    June 30,      June 30,      June 30,     June 30,    June 30,     June 30,      June 30,      June 30,
1999            1998        1999          1998          1999         1998        1999         1998          1999          1998

$      1,713    $     841   $    (1,742)  $   (1,116)   $     (53)   $      (84) $   (24,048) $    (17,931) $   (12,880)  $ (13,703)
------------------------------------------------------------------------------------------------------------------------------------
         867       58,714        (9,322)      24,846       (9,957)        3,966      413,535       344,619      124,994     242,973
------------------------------------------------------------------------------------------------------------------------------------
       7,029       57,682       (26,056)      36,520          799         2,887      (30,494)      312,858       38,444      56,862
------------------------------------------------------------------------------------------------------------------------------------
       9,609      117,237       (37,120)      60,250       (9,211)        6,769      358,993       639,546      150,558     286,132
====================================================================================================================================


        (342)      (1,419)            0            0            0             0            0             0            0           0
------------------------------------------------------------------------------------------------------------------------------------
         (48)         (35)            0            0            0             0            0             0            0           0
------------------------------------------------------------------------------------------------------------------------------------
         (33)         (41)            0            0            0             0            0             0            0           0
-----------------------------------------------------------------------------------------------------------------------------------


     (21,475)     (21,350)            0      (22,885)           0        (4,791)           0             0            0           0
------------------------------------------------------------------------------------------------------------------------------------
      (4,502)        (510)            0         (396)           0            (8)           0             0            0           0
------------------------------------------------------------------------------------------------------------------------------------
     (15,306)      (8,377)            0            0            0             0     (263,490)     (273,650)     (68,199)   (302,786)
------------------------------------------------------------------------------------------------------------------------------------


           0            0        (7,982)           0       (2,229)            0            0             0            0           0
------------------------------------------------------------------------------------------------------------------------------------
           0            0           (83)           0          (52)            0            0             0            0           0
------------------------------------------------------------------------------------------------------------------------------------
           0            0             0            0            0             0            0             0            0           0
------------------------------------------------------------------------------------------------------------------------------------


     (41,706)     (31,732)       (8,065)     (23,281)      (2,281)       (4,799)    (263,490)     (273,650)     (68,199)   (302,786)
====================================================================================================================================




     640,912      273,380        98,906       69,180       36,581        13,396        1,212             0        1,265           0
------------------------------------------------------------------------------------------------------------------------------------
     104,472       77,781         2,225        4,130        1,691         1,166        6,217             0        5,508           0
------------------------------------------------------------------------------------------------------------------------------------
     199,882      249,617             0            0            0             0    1,197,934       717,015    1,337,208   1,289,984
------------------------------------------------------------------------------------------------------------------------------------

      19,896       22,222         6,383       19,223        2,229         4,781            0             0            0           0
------------------------------------------------------------------------------------------------------------------------------------
       4,543          544            83          396           52             7            0             0            0           0
------------------------------------------------------------------------------------------------------------------------------------
      14,079        7,672             0            0            0             0      246,482       256,426       64,479     284,165

------------------------------------------------------------------------------------------------------------------------------------


    (505,497)    (208,995)      (84,282)     (31,187)      (8,682)       (5,918)        (268)            0          (36)          0
------------------------------------------------------------------------------------------------------------------------------------
     (74,169)      (8,950)       (3,312)      (2,345)        (379)         (171)        (288)            0         (275)          0
------------------------------------------------------------------------------------------------------------------------------------
    (157,774)     (92,467)            0            0            0             0   (1,227,582)     (942,831)  (1,510,466) (1,558,833)
------------------------------------------------------------------------------------------------------------------------------------
     246,344      320,804        20,003       59,397       31,492        13,261      223,707        30,610     (102,317)     15,316
------------------------------------------------------------------------------------------------------------------------------------

     214,247      406,309       (25,182)      96,366       20,000        15,231      319,210       396,506      (19,958)     (1,338)
====================================================================================================================================



     793,878      387,569       262,621      166,255       48,622        33,391    2,113,840     1,717,334    1,186,199   1,187,537
------------------------------------------------------------------------------------------------------------------------------------
$  1,008,125  $   793,878   $   237,439  $   262,621   $   68,622    $   48,622  $ 2,433,050   $ 2,113,840  $ 1,166,241  $1,186,199
------------------------------------------------------------------------------------------------------------------------------------

$      1,312  $        52   $         0  $         0   $       12    $        4  $         1    $   54,147  $    67,742  $   37,813
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                          See accompanying notes  43


Amounts in thousands                                                 Renaissance Fund                 Opportunity Fund
                                                                     -------------------------------  ------------------------------
                                                                         Year Ended      Year Ended      Year Ended      Year Ended
Increase (Decrease) in Net Assets from:                               June 30, 1999   June 30, 1998   June 30, 1999   June 30, 1998

Operations:

Net investment income (loss)                                             $   (4,312)  $   (1,489)        $   (6,871) $   (11,377)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                    100,928      123,570             92,947     134,358
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                        (42,518)       4,045            (86,017)     (16,839)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations                            54,098      126,126                 59      106,142
====================================================================================================================================

Distributions to Shareholders:

From net investment income
  Institutional Class                                                             0           0                   0           0
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                                            0           0                   0           0
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                                   0        (425)                  0           0
------------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
  Institutional Class                                                           (11)          0                   0           0
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                                          (25)          0                   0           0
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                             (80,825)    (80,722)            (88,374)    (53,260)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains
  Institutional Class                                                             0           0                   0           0
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                                            0           0                   0           0
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                                   0           0                   0           0
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                         (80,861)     (81,147)           (88,374)    (53,260)
====================================================================================================================================

Fund Share Transactions:

Receipts for shares sold
  Institutional Class                                                           105          761                428           0
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                                        1,000            0              1,990           0
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                             305,834      464,673          1,722,778   1,143,829
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
  Institutional Class                                                             0            0                  0           0
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                                           25            0                  0           0
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                              74,634       74,240             81,564      48,833
------------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Institutional Class                                                          (744)           0                (38)          0
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                                                         (634)           0               (101)          0
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                                            (350,656)    (311,714)        (1,986,190) (1,387,528)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund share transactions               29,564      227,960           (179,569)   (194,866)
------------------------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                                       2,801      272,939           (267,884)   (141,984)
====================================================================================================================================

Net Assets:

Beginning of period                                                         657,024      384,085            700,946     842,930
------------------------------------------------------------------------------------------------------------------------------------
End of period *                                                         $   659,825   $  657,024        $   433,062  $  700,946
------------------------------------------------------------------------------------------------------------------------------------
 *Including net undistributed (overdistributed) investment income of:   $    41,268   $   46,534        $    12,827  $        0
------------------------------------------------------------------------------------------------------------------------------------

+ Share class was redeemed on May 27, 1999.

44 See accompanying notes

Innovation Fund              Core Equity Fund           Mid-Cap Equity Fund       International Growth Fund   Equity Income Fund
---------------------------  ------------------------  ------------------------- --------------------------- -----------------------
  Year Ended    Year Ended   Year Ended    Year Ended   Year Ended    Year Ended  Year Ended      Period from  Year Ended Year Ended
    June 30,      June 30,     June 30,      June 30,     June 30,      June 30,    June 30, December 31,1997    June 30,   June 30,
        1999          1998         1999          1998         1999          1998        1999 to June 30, 1998        1999       1998


$    (10,056)  $    (4,786)  $     (125)   $      (48)  $      (33)   $      (23)  $     (10)   $          0   $   5,424  $   4,503
------------------------------------------------------------------------------------------------------------------------------------
      82,075        18,138       47,076         7,541        2,964         1,680       1,916             305      28,130     23,527
------------------------------------------------------------------------------------------------------------------------------------
     250,804       109,570      (29,090)       23,946         (130)          714        (119)          1,473      (8,864)     4,261
------------------------------------------------------------------------------------------------------------------------------------
     322,823       122,922       17,861        31,439        2,801         2,371       1,787           1,778      24,690     32,291
====================================================================================================================================


           0             0            0             0            0             0          (8)              0      (3,796)    (3,573)
------------------------------------------------------------------------------------------------------------------------------------
           0             0            0             0            0             0           0               0        (331)      (251)
------------------------------------------------------------------------------------------------------------------------------------
           0             0            0             0            0             0           0               0      (1,192)      (611)
------------------------------------------------------------------------------------------------------------------------------------

           0             0          (59)         (310)        (425)       (2,113)       (519)              0     (15,114)   (16,363)
------------------------------------------------------------------------------------------------------------------------------------
           0             0       (5,514)       (7,237)        (168)+        (138)          0               0      (1,194)    (1,189)
------------------------------------------------------------------------------------------------------------------------------------
     (23,554)      (15,217)           0             0            0             0           0               0      (6,359)    (3,155)
------------------------------------------------------------------------------------------------------------------------------------

           0             0            0             0            0             0           0               0           0          0
------------------------------------------------------------------------------------------------------------------------------------
           0             0            0             0            0             0           0               0           0          0
------------------------------------------------------------------------------------------------------------------------------------
           0        (2,685)           0             0            0             0           0               0           0          0
------------------------------------------------------------------------------------------------------------------------------------

     (23,554)      (17,902)      (5,573)       (7,547)        (593)       (2,251)       (527)              0     (27,986)   (25,142)
====================================================================================================================================


         895             0        1,782           998        1,457         1,655         355           5,044      28,202     16,221
------------------------------------------------------------------------------------------------------------------------------------
           0             0       34,758        87,923        2,607         2,245           0               0       7,079      4,124
------------------------------------------------------------------------------------------------------------------------------------
   1,310,384       462,206            0             0            0             0           0               0      38,810     44,411
------------------------------------------------------------------------------------------------------------------------------------

           0             0           57           308          184           618           2               0      18,538     19,487
------------------------------------------------------------------------------------------------------------------------------------
           0             0        5,514         7,237          168           138           0               0       1,521      1,437
------------------------------------------------------------------------------------------------------------------------------------
      22,135        16,937            0             0            0             0           0               0       7,112      3,576
------------------------------------------------------------------------------------------------------------------------------------

        (505)            0       (2,915)       (6,755)      (4,344)       (1,428)        (31)              0     (59,589)   (24,500)
------------------------------------------------------------------------------------------------------------------------------------
           0             0     (180,866)      (18,798)      (5,740)          (80)          0               0      (6,530)    (2,429)
------------------------------------------------------------------------------------------------------------------------------------
    (753,602)     (468,412)           0             0            0             0           0               0     (31,549)    (7,993)
------------------------------------------------------------------------------------------------------------------------------------
     579,307        10,731     (141,670)       70,913       (5,668)        3,148         326           5,044       3,594     54,334
------------------------------------------------------------------------------------------------------------------------------------

     878,576       115,751     (129,382)       94,805       (3,460)        3,268       1,586           6,822         298     61,483
====================================================================================================================================


     386,327       270,576      130,581        35,776       10,859         7,591       6,822               0     201,707    140,224
------------------------------------------------------------------------------------------------------------------------------------
$  1,264,903   $   386,327   $    1,199    $  130,581   $    7,399    $   10,859   $   8,408    $      6,822   $ 202,005  $ 201,707
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                  -
$          0   $         0   $        0    $    1,369   $    2,766    $      413   $   1,459    $        302   $   4,946  $   4,754
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                           See accompanying notes 45

Amounts in thousands

Increase (Decrease) in Net Assets from:
                                                                                  Value Fund                  Value 25 Fund
                                                                         ---------------------------------------------------------
                                                                            Year Ended      Year Ended            Period from
                                                                         June 30, 1999   June 30, 1998          July 10, 1998
                                                                                                             to June 30, 1999
Operations:

Net investment income (loss)                                             $       3,245   $       2,032       $               18
--------------------------------------------------------------------     -----------------------------       ------------------
Net realized gain (loss)                                                        29,420          29,304                      (84)
--------------------------------------------------------------------     -----------------------------       ------------------
Net change in unrealized appreciation (depreciation)                            (6,992)          3,088                       48
--------------------------------------------------------------------     -----------------------------       ------------------
Net increase (decrease) resulting from operations                               25,673          34,424                      (18)
====================================================================     =============================       ==================

Distributions to Shareholders:

From net investment income
  Institutional Class                                                           (1,539)         (1,220)                      (1)
--------------------------------------------------------------------     -----------------------------       ------------------
  Administrative Class                                                            (310)            (72)                       0
--------------------------------------------------------------------     -----------------------------       ------------------
  Other Classes                                                                 (1,228)           (723)                      (7)
--------------------------------------------------------------------     -----------------------------       ------------------
From net realized capital gains
  Institutional Class                                                           (9,693)         (7,693)                       0
--------------------------------------------------------------------     -----------------------------       ------------------
  Administrative Class                                                          (1,646)           (412)                       0
--------------------------------------------------------------------     -----------------------------       ------------------
  Other Classes                                                                (14,992)        (12,584)                       0
--------------------------------------------------------------------     -----------------------------       ------------------
In excess of net realized capital gains
  Institutional Class                                                                0               0                        0
--------------------------------------------------------------------      ----------------------------       ------------------
  Administrative Class                                                               0               0                        0
--------------------------------------------------------------------      ----------------------------      -------------------
  Other Classes                                                                      0               0                        0
--------------------------------------------------------------------      ----------------------------       ------------------
Total Distributions                                                            (29,408)        (22,704)                      (8)
====================================================================      ============================       ==================

Fund Share Transactions:

Receipts for shares sold
  Institutional Class                                                           19,355          17,292                      388
--------------------------------------------------------------------      ----------------------------       ------------------
  Administrative Class                                                          14,684          10,641                        0
--------------------------------------------------------------------      ----------------------------       ------------------
  Other Classes                                                                 65,101          62,175                    3,941
--------------------------------------------------------------------      ----------------------------       ------------------
Issued in Reorganization
  Institutional Class                                                                0               0                        0
--------------------------------------------------------------------      ----------------------------       ------------------
Issued as reinvestment of distributions
  Institutional Class                                                           11,141           8,878                        1
--------------------------------------------------------------------      ----------------------------       ------------------
  Administrative Class                                                           1,950             483                        0
--------------------------------------------------------------------      ----------------------------       ------------------
  Other Classes                                                                 14,980          12,266                        6
--------------------------------------------------------------------      ----------------------------       ------------------
Cost of shares redeemed
  Institutional Class                                                          (43,290)        (22,371)                    (149)
--------------------------------------------------------------------      ----------------------------       ------------------
  Administrative Class                                                          (4,695)           (725)                       0
--------------------------------------------------------------------      ----------------------------       ------------------
  Other Classes                                                                (83,212)        (40,804)                  (1,972)
--------------------------------------------------------------------      ----------------------------       ------------------
Net increase (decrease) resulting from Fund share transactions                  (3,986)         47,835                    2,215
--------------------------------------------------------------------      ----------------------------       ------------------

Fund Reimbursement Fee:                                                              0               0                        0
====================================================================      ============================       ==================

Total Increase (Decrease) in Net Assets                                         (7,721)         59,555                    2,189
====================================================================      ============================       ==================

Net Assets:

Beginning of period                                                            239,359         179,804                        0
--------------------------------------------------------------------      ----------------------------       ------------------
End of period *                                                           $    231,638     $   239,359       $            2,189
--------------------------------------------------------------------      ----------------------------       ------------------
 *Including net undistributed (overdistributed) investment income of:     $     10,727     $     5,621       $               10
---------------------------------------------------------------------     ----------------------------       ------------------

46 See accompanying notes

                                                             Structured      Tax-Efficient
                                                             Emerging        Structured
                                                             Markets         Emerging       Tax-Effiecient
   Small-Cap Value Fund         Enhanced Equity Fund         Fund            Markets Fund    Equity Fund       Balanced Fund
--------------------------    --------------------------    -----------     --------------  --------------  -----------------------
Year Ended      Year Ended    Year Ended      Year Ended     Year Ended      Year Ended      Period From    Year Ended   Year Ended
June 30,        June 30,      June 30,        June 30,       June 30,        June 30,        September 30,  June 30,     June 30,
1999            1998          1999            1998           1999            1999            1998 to June   1999         1998
                                                                                             30, 1999
$    5,018     $  2,083       $     310       $    332      $     546      $     739       $    (27)      $  1,658       $  1,822
------------------------------------------------------------------------------------------------------------------------------------
   (11,944)      15,567           3,923          8,536          1,917        (10,520)          (228)         4,482         11,033
------------------------------------------------------------------------------------------------------------------------------------
   (15,379)      (3,548)          5,764          3,781          7,959         27,046          3,290           (813)        (1,046)
------------------------------------------------------------------------------------------------------------------------------------
   (22,305)      14,102           9,997         12,649         10,422         17,265          3,035          5,327         11,809
====================================================================================================================================


      (796)        (339)           (201)          (414)          (252)          (300)             0           (994)        (1,462)
------------------------------------------------------------------------------------------------------------------------------------
      (247)         (55)            (83)           (30)             0              0              0              0              0
------------------------------------------------------------------------------------------------------------------------------------
    (1,810)        (946)              0              0              0              0              0           (579)          (328)
------------------------------------------------------------------------------------------------------------------------------------

         0       (1,659)         (4,601)       (16,994)          (980)             0              0         (5,061)        (5,071)
-----------------------------------------------------------------------------------------------------------------------------------
         0         (373)         (1,928)        (1,166)             0              0              0              0              0
------------------------------------------------------------------------------------------------------------------------------------
         0       (6,325)              0              0              0              0              0         (4,529)        (1,027)
------------------------------------------------------------------------------------------------------------------------------------

    (1,632)           0               0              0              0              0              0              0              0
------------------------------------------------------------------------------------------------------------------------------------
      (543)           0               0              0              0              0              0              0              0
------------------------------------------------------------------------------------------------------------------------------------
    (9,214)           0               0              0              0              0              0              0              0
------------------------------------------------------------------------------------------------------------------------------------

   (14,242)      (9,697)         (6,813)       (18,604)        (1,232)          (300)             0        (11,163)        (7,888)
====================================================================================================================================


    37,773       44,619           8,851          4,869          2,664         12,518              0          4,412          5,975
------------------------------------------------------------------------------------------------------------------------------------
    22,238        6,309          15,340          9,937              0              0          3,320              0              0
------------------------------------------------------------------------------------------------------------------------------------
   183,088      307,809               0              0              0              0         26,786         18,323         26,009
------------------------------------------------------------------------------------------------------------------------------------

         0            0               0              0         35,582         44,157              0              0              0
------------------------------------------------------------------------------------------------------------------------------------

     2,202        1,770           4,790         17,291          1,209            300              0          6,005          6,512
------------------------------------------------------------------------------------------------------------------------------------
       790          427           2,005          1,196              0              0              0              0              0
------------------------------------------------------------------------------------------------------------------------------------
    10,426        6,863               0              0              0              0              0          4,041          1,271
------------------------------------------------------------------------------------------------------------------------------------

   (24,130)     (38,130)         (9,355)       (24,666)        (2,261)        (1,678)             0        (10,716)       (36,139)
------------------------------------------------------------------------------------------------------------------------------------
   (12,454)      (2,525)         (5,174)          (517)             0              0           (158)             0              0
------------------------------------------------------------------------------------------------------------------------------------
  (160,295)     (35,827)              0              0              0              0         (5,032)       (11,841)        (3,224)
------------------------------------------------------------------------------------------------------------------------------------
    59,638      291,315          16,457          8,110         37,194         55,297         24,916         10,224            404
------------------------------------------------------------------------------------------------------------------------------------
         0            0               0              0              0              0              0              0              0
====================================================================================================================================
    23,091      295,720          19,641          2,155         46,577         72,509         27,951          4,388          4,325
====================================================================================================================================

   374,552       78,832          46,993         44,838              0              0              0         68,254         63,929
------------------------------------------------------------------------------------------------------------------------------------
$  397,643    $ 374,552       $  66,634      $  46,993      $  46,577      $  72,509      $  27,951      $  72,642      $  68,254
------------------------------------------------------------------------------------------------------------------------------------
$    3,303    $   6,285       $     321      $   1,429      $     967      $     307      $      (5)     $       6      $   2,578
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                           See accompanying notes 47

Schedule of Investments

Renaissance Fund
June 30, 1999

                                                                          Value
                                                    Shares               (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 95.8%
--------------------------------------------------------------------------------

Aerospace 1.3%
Lockheed Martin Corp.                              235,000            $   8,754

Capital Goods 2.3%
New Holland NV                                     508,000                8,700
Valmet Corp. OYJ                                   484,000                5,488
Harnischfeger Industries, Inc.                     373,300                  747
                                                                      ---------
                                                                         14,935
Communications 4.6%
MediaOne Group, Inc. (b)                           204,000               15,173
ICO Global Communications (b)                    1,268,178                7,649
Comsat Corp.                                       233,900                7,602
                                                                      ---------
                                                                         30,424
Consumer Discretionary 7.0%
Hitachi Limited                                  1,417,000               13,295
Ikon Office Solutions, Inc.                        600,000                9,000
K Mart Corp. (b)                                   450,000                7,397
International Game Technology                      300,000                5,550
Rite Aid Corp.                                     225,000                5,541
Exide Corp.                                        213,000                3,142
Ford Motor Co.                                      27,600                1,558
Mirage Resorts, Inc. (b)                            40,200                  673
                                                                      ---------
                                                                         46,156
Consumer Staples 4.2%
Tate & Lyle PLC                                  1,338,000                8,404
Dole Food Co.                                      211,000                6,198
Philip Morris Cos., Inc.                           145,000                5,827
Corn Products International, Inc.                  180,000                5,479
Suiza Foods Corp. (b)                               50,000                2,094
                                                                      ---------
                                                                         28,002
Energy 14.5%
Valero Energy Corp.                                850,900               18,241
Nabors Industries, Inc. (b)                        666,600               16,290
Union Pacific Resources Group                      778,400               12,698
Atlantic Richfield Co.                             129,500               10,821
Rowan Cos., Inc. (b)                               475,000                8,758
Kerr McGee Corp.                                   148,000                7,428
Tosco Corp.                                        257,500                6,679
R&B Falcon Corp. (b)                               648,000                6,075
Gulf Canada Resources Limited                    1,116,600                4,676
Ocean Energy, Inc. (b)                             400,000                3,850
                                                                      ---------
                                                                         95,516
Environmental Services 0.5%
Browning Ferris Industries, Inc.                    77,700                3,341

Financial & Business Services 17.6%
Aetna, Inc.                                        332,600               29,747
Conseco, Inc.                                      645,000               19,632
Fleet Financial Group, Inc.                        354,400               15,726
Chase Manhattan Corp.                              128,200               11,105
Fremont General Corp.                              567,000               10,702
Everest Reinsurance Holdings, Inc.                 208,200                6,793
Pacific Century Financial Corp.                    303,500                6,543
Cdn Hotel Income Trust (b)                         981,500                6,332
Federal National Mortgage Association               50,500                3,453
Loews Corp.                                         40,000                3,165
Catellus Development Corp. (b)                     171,700                2,661
                                                                      ---------
                                                                        115,859
Health Care 10.2%
Foundation Health Systems, Inc. 'A' (b)          1,007,000               15,105
CIGNA Corp.                                        150,600               13,403
Tenet Healthcare Corp. (b)                         701,500               13,022
Beverly Enterprises, Inc. (b)                    1,166,900                9,408
Pacificare Health Systems 'B' (b)                   90,000                6,474
ICN Pharmaceuticals, Inc.                          141,400                4,551
Oxford Health Plans, Inc. (b)                      213,400                3,321
Omnicare, Inc.                                     100,000                1,262
Pacificare Health Systems, Inc. 'B'                 10,000                  719
                                                                      ---------
                                                                         67,265
Materials & Processing 14.4%
Asia Pulp & Paper Co. Limited SP-ADR             1,965,800               18,921
Smurfit-Stone Container Corp. (b)                  832,000               17,108
Ucar International, Inc. (b)                       526,000               13,282
Gaylord Container Corp. 'A' (b)                  1,128,000                8,954
Hercules, Inc.                                     199,000                7,823
Rayonier, Inc.                                     142,400              $ 7,093
Cabot Corp.                                        220,000                5,321
Norsk Hydro AS SP - ADR                            122,800                4,697
Arch Chemicals, Inc.                               166,600                4,050
Mercer International, Inc.                         557,500                3,345
LTV Corp.                                          273,000                1,826
Reynolds Metals Co.                                 20,000                1,180
Longview Fibre Co.                                  68,000                1,063
                                                                      ---------
                                                                         94,663
Technology 16.0%
Micron Technology, Inc. (b)                        569,000               22,938
Arrow Electronics, Inc.                            996,000               18,924
Teradyne, Inc. (b)                                 169,200               12,140
NEC Corp.                                          902,000               11,222
Vishay Intertechnology, Inc. (b)                   418,125                8,781
Seagate Technology, Inc. (b)                       322,200                8,256
Koninklijke Philips Electronics
 NV SP -ADR                                         65,688                6,625
Kulicke & Soffa Industries (b)                     191,100                5,124
Thermo Electron Corp. (b)                          202,000                4,053
Hutchinson Technology (b)                           90,000                2,498
Motorola, Inc.                                      22,100                2,094
Xerox Corp.                                         27,100                1,601
Amkor Technology, Inc. (b)                         127,000                1,302
                                                                      ---------
                                                                        105,558
Transportation 0.2%
Burlington Northern Santa Fe Corp.                  50,000                1,550

Utilities 3.0%
Midamerican Energy Holdings Co.                    209,000                7,237
Niagara Mohawk Holdings, Inc.                      317,800                5,105
Citizens Utilities Co. 'B'                         416,100                4,629
Western Resources, Inc.                            100,000                2,662
                                                                      ---------
                                                                         19,633
                                                                      ---------
Total Common Stocks                                                     631,656
(Cost $608,643)                                                       ---------


--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.9%
--------------------------------------------------------------------------------

                                                 Principal
                                                    Amount
                                                    (000s)
Repurchase Agreement 2.9%
State Street Bank
    3.500% due 07/01/1999                      $    19,345               19,345
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Note 5.250% 05/31/2001
    valued at $19,734,286. Repurchase
    proceeds are $19,346,881.)

                                                                    -----------
Total Short-Term Instruments                                             19,345
(Cost $19,345)                                                      ===========


Total Investments (a) 98.7%                                         $   651,001
(Cost $627,988)

Other Assets and Liabilities (Net) 1.3%                                   8,824
                                                                    -----------

Net Assets 100.0%                                                   $   659,825
                                                                    ===========

Notes to Schedule of Investments (amounts in thousands):


(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $628,733 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                           $    48,351

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (26,083)
                                                                    -----------

Unrealized appreciation-net                                         $    22,268
                                                                    ===========

(b) Non-income producing security.





48 See accompanying notes

Schedule of Investments
Growth Fund
June 30, 1999

                                                                         Value
                                                Shares                  (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 96.6%
--------------------------------------------------------------------------------

Capital Goods 14.2%
Tyco International Limited                     900,000               $  85,275
General Electric Co.                           650,000                  73,450
Illinois Tool Works, Inc.                      800,000                  65,600
AlliedSignal, Inc.                           1,000,000                  63,000
United Technologies Corp.                      800,000                  57,350
                                                                     ---------
                                                                       344,675
Communications 8.1%
Nokia Corp. SP- ADR                            850,000                  77,828
MCI WorldCom, Inc. (b)                         900,000                  77,624
AT&T Corp.                                     500,000                  27,906
AT&T Corp. - Liberty Media Group 'A' (b)       350,000                  12,862
                                                                     ---------
                                                                       196,220
Consumer Discretionary 14.1%
Wal-Mart Stores, Inc.                        1,700,000                  82,025
Home Depot, Inc.                             1,200,000                  77,324
Kohls Corp. (b)                                800,000                  61,750
Staples, Inc. (b)                            1,500,000                  46,406
Costco Cos., Inc. (b)                          400,000                  32,024
Clear Channel Communications (b)               350,000                  24,128
Time Warner, Inc.                              250,000                  18,375
                                                                     ---------
                                                                       342,032
Energy 1.3%
Enron Corp.                                    400,000                  32,700

Financial & Business Services 22.9%
Citigroup, Inc.                              1,800,000                  85,500
Morgan Stanley, Dean Witter, Discover and Co.  800,000                  82,000
Omnicom Group                                1,000,000                  80,000
Capital One Financial Corp.                  1,200,000                  66,824
American Express Co.                           500,000                  65,062
American International Group, Inc.             550,000                  64,383
Federal National Mortgage Association          750,000                  51,281
Paychex, Inc.                                1,200,000                  38,250
Charles Schwab Corp.                           225,000                  24,722
                                                                     ---------
                                                                       558,022
Health Care 6.6%
United Healthcare Corp.                        750,000                  46,969
Guidant Corp.                                  800,000                  41,150
Schering-Plough Corp.                          725,000                  38,424
Bristol-Myers Squibb Co.                       500,000                  35,219
                                                                     ---------
                                                                       161,762
Technology 29.4%
Cisco Systems, Inc. (b)                      1,650,000                 106,424
Microsoft Corp. (b)                          1,000,000                  90,187
Lucent Technologies, Inc.                    1,237,500                  83,454
EMC Corp. (b)                                1,500,000                  82,500
Motorola, Inc.                                 800,000                  75,800
Tellabs, Inc. (b)                            1,000,000                  67,562
America Online, Inc. (b)                       600,000                  66,300
International Business Machines Corp.          500,000                  64,641
Solectron Corp. (b)                            800,000                  53,350
Thermo Electron Corp. (b)                    1,200,000                  24,074
                                                                     ---------
                                                                       714,292
                                                                     ---------
Total Common Stocks                                                  2,349,703
(Cost $1,776,172)                                                    =========

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 0.0%
--------------------------------------------------------------------------------
                                          Principal
                                             Amount
                                             (000s)
Banking & Finance 0.0%
Cabbell Financial Grantor Trust
    7.188% due 12/31/2002                $      535             455

                                                            -------
Total Corporate Bonds & Notes                                   455
(Cost $531)                                                 =======

                                          Principal
                                             Amount          Value
                                             (000s)          (000s)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 3.4%
--------------------------------------------------------------------------------

Repurchase Agreement 3.4%
State Street Bank
 3.500% due 07/01/1999                   $   81,983      $   81,983
 (Dated 06/30/1999. Collateralized by
 U.S. Treasury Note 4.875% 03/31/2001
 valued at $51,000,770 and U.S. Treasury
 Note 6.500% 05/31/2001 valued
 at $32,625,577. Repurchase proceeds
 are $81,990,970.)
                                                         ----------
Total Short-Term Instruments                                 81,983
(Cost $81,983)                                           ==========

Total Investments (a) 100.0%                             $2,432,141
(Cost $1,858,686)

Other Assets and Liabilities (Net) 0.0%                         909
                                                         ----------

Net Assets 100.0%                                        $2,433,050
                                                         ==========
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $1,859,678 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                $  585,598

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                 (13,135)
                                                         ----------

Unrealized appreciation-net                              $  572,463
                                                         ==========
(b) Non-income producing security.

                                                       See accompanying notes 49

Schedule of Investments
Core Equity Fund
June 30, 1999

                                                Shares                Value
                                                (000s)               (000s)
----------------------------------------------------------------------------
COMMON STOCKS 87.0%
----------------------------------------------------------------------------

Capital Goods 2.3%
Tyco International Limited                         300            $      28

Communications 4.3%
Chancellor Media Corp.                             500                   28
AT&T Corp.                                         409                   23
                                                                  ---------
                                                                         51
Consumer Discretionary 18.3%
Cendant Corp. (b)                                1,900                   40
Home Depot, Inc.                                   400                   26
CVS Corp.                                          500                   25
Nike, Inc. 'B'                                     400                   25
Wal-Mart Stores, Inc.                              500                   24
Circuit City Stores                                200                   19
Wendy's International, Inc.                        500                   14
General Motors Corp.                               200                   13
Pitney Bowes, Inc.                                 200                   13
Federated Department Stores,
Inc. (b)                                           200                   11
Northwest Airlines Corp. (b)                       300                   10
                                                                  ---------
                                                                        220
Consumer Services 1.3%
Tricon Global Restaurants, Inc. (b)                300                   16

Consumer Staples 5.1%
Anheuser Busch Cos., Inc.                          500                   35
Safeway, Inc. (b)                                  300                   15
Kimberly-Clark Corp.                               200                   11
                                                                  ---------
                                                                         61
Energy 4.7%
Enron Corp.                                        400                   33
AES Corp. (b)                                      400                   23
                                                                  ---------
                                                                         56
Financial & Business Services 12.1%
Citigroup, Inc.                                    725                   35
Omnicom Group                                      300                   24
Capital One Financial Corp.                        400                   22
Wells Fargo & Co.                                  500                   21
MBNA Corp.                                         600                   18
Chase Manhattan Corp.                              200                   17
Waterhouse Group, Inc. (b)                         300                    8
                                                                  ---------
                                                                        145
Health Care 10.3%
Schering-Plough Corp.                              500                   27
Bausch & Lomb, Inc.                                300                   23
Boston Scientific Corp. (b)                        500                   22
Columbia/HCA Healthcare                            900                   21
Oxford Health Plans, Inc. (b)                      800                   12
Guidant Corp.                                      200                   10
VISX, Inc. (b)                                     100                    8
Triad Hopitals, Inc. (b)                             0                    0
LifePoint Hospitals, Inc. (b)                        0                    0
                                                                  ---------
                                                                        123
Materials & Processing 1.6%
Alcoa, Inc.                                        300                   19

Technology 25.6%
Motorola, Inc.                                     400                   38
Microsoft Corp. (b)                                400                   37
Lucent Technologies, Inc.                          460                   31
Intel Corp.                                        500                   30
Cisco Systems, Inc. (b)                            400                   26
First Data Corp.                                   500                   24
Global Telesystems Group, Inc. (b)                 300                   24
America Online, Inc. (b)                           200                   22
Ciena Corp. (b)                                    700                   21
Adaptec, Inc. (b)                                  500                   18
National Semiconductor Corp. (b)                   600                   15
PE Corp.-PE Biosystems Group                       100                   11
Atmel Corp. (b)                                    400                   10
                                                                  ---------
                                                                        307
Transportation 1.4%
Union Pacific Corp.                                300                   17
                                                                  ---------
Total Common Stocks                                                   1,043
(Cost $867)                                                       =========

                                                  Principal
                                                     Amount           Value
                                                     (000s)          (000s)
----------------------------------------------------------------------------
SHORT TERM INSTRUMENTS 1.4%
----------------------------------------------------------------------------

Repurchase Agreement 1.4%
State Street Bank
   3.500% due 07/01/1999                          $      17       $      17
   (Dated 06/30/1999. Collateralized
   by U.S. Treasury Bond 8.000%
   11/15/2021 valued at $18,016.
   Repurchase proceeds are $17,002.)
                                                                  ---------
Total Short-Term Instruments                                             17
(Cost $17)                                                        =========

Total Investments (a) 88.4%                                       $   1,060
(Cost $884)

Other Assets and Liabilities (Net) 11.6%                                139
                                                                  ---------

Net Assets 100.0%                                                 $   1,199
                                                                  =========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $953 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost.                                                    $     181

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value.                                                        (74)
                                                                  ---------

Unrealized appreciation-net                                       $     107
                                                                  =========
(b) Non-income producing security.

50 See accompanying notes

Schedule of Investments
Target Fund
June 30, 1999


                                                                          Value
                                                      Shares             (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 93.3%
--------------------------------------------------------------------------------
Capital Goods 2.0%
Weatherford International, Inc. (b)                  350,000        $    12,819
Molex, Inc.                                          300,000             11,100
                                                                    ------------
                                                                         23,919
Communications 7.8%
WinStar Communications, Inc. (b)                     475,000             23,156
General Instrument Corp. (b)                         400,000             17,000
Echostar Communications Corp. (b)                    100,000             15,344
At Home Corp. (b)                                    250,000             13,484
Nextlink Communications 'A'                          150,000             11,156
Adelphia Communications (b)                          175,000             11,134
                                                                    ------------
                                                                         91,274
Consumer Discretionary 22.5%
Abercrombie & Fitch Co. 'A' (b)                      600,000             28,800
Gemstar International Group Limited (b)              425,000             27,731
Tiffany & Co.                                        275,000             26,538
Lowe's Cos., Inc.                                    450,000             25,509
Bed, Bath & Beyond, Inc. (b)                         650,000             25,025
Clear Channel Communications (b)                     350,000             24,128
Best Buy Co., Inc. (b)                               350,000             23,625
Harley-Davidson, Inc.                                400,000             21,750
Kohls Corp. (b)                                      250,000             19,297
Staples, Inc. (b)                                    600,000             18,563
Cintas Corp.                                         200,000             13,438
Dial Corp.                                           200,000              7,438
                                                                    ------------
                                                                        261,842
Consumer Services 2.6%
Royal Caribbean Cruises Limited                      400,000             17,500
SFX Entertainment, Inc. 'A' (b)                      200,000             12,800
                                                                    ------------
                                                                         30,300
Energy 1.5%
Montana Power Co.                                    250,000             17,625

Financial & Business Services 9.2%
Young & Rubicam, Inc.                                500,000             22,719
AFLAC, Inc.                                          350,000             16,756
Knight/Trimark Group, Inc. 'A' (b)                   250,000             15,078
Providian Financial Corp.                            150,000             14,025
Charles Schwab Corp.                                 125,000             13,734
Marshall & Ilsley Corp.                              200,000             12,875
Paychex, Inc.                                        375,000             11,953
                                                                    ------------
                                                                        107,140
Health Care 19.0%
VISX, Inc. (b)                                       450,000             35,634
Immunex Corp. (b)                                    225,000             28,673
Allergan, Inc.                                       250,000             27,750
Biogen, Inc. (b)                                     400,000             25,725
Minimed, Inc. (b)                                    300,000             23,081
TLC The Laser Center (b)                             350,000             16,800
Biomet, Inc.                                         400,000             15,900
Medimmune, Inc.                                      200,000             13,550
QLT Phototherapeutics, Inc. (b)                      225,000             12,375
Express Scripts, Inc. 'A' (b)                        200,000             12,038
Renal Care Group, Inc. (b)                           400,000             10,350
                                                                    ------------
                                                                        221,876
Technology 26.2%
Comverse Technology, Inc. (b)                        450,000             33,976
Sanmina Corp. (b)                                    400,000             30,350
Citrix Systems, Inc. (b)                             500,000             28,250
Jabil Circuit, Inc. (b)                              500,000             22,563
RF Micro Devices, Inc. (b)                           300,000             22,387
Linear Technology Corp.                              300,000             20,175
Maxim Integrated Products, Inc. (b)                  300,000             19,950
Altera Corp. (b)                                     500,000             18,406
Inktomi Corp. (b)                                    125,000             16,320
Rambus, Inc.                                         175,000             16,133
Exodus Communications, Inc. (b)                      125,000             14,992
PMC - Sierra, Inc. (b)                               240,000             14,145
Network Appliance, Inc. (b)                          250,000             13,969
Novell, Inc. (b)                                     500,000             13,250
Apple Computer, Inc.                                 250,000             11,578
Psinet, Inc. (b)                                     200,000              8,750
American Satellite Network, Inc. Warrants (b)         53,250                  0
                                                                    ------------
                                                                        305,194
Transportation 2.5%
Kansas City Southern Industries, Inc.                450,000             28,716
                                                                    ------------
Total Common Stocks                                                   1,087,886
(Cost $855,608)                                                     ============

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 5.0%
--------------------------------------------------------------------------------
                                                    Principal
                                                       Amount
                                                       (000s)
Repurchase Agreement 5.0%
State Street Bank
  3.500% due 07/01/1999                          $     58,136            58,136
  (Dated 06/30/1999. Collateralized by U.S.
  Treasury Bond 7.250% 05/15/2016 valued
  at $51,004,170 and U.S. Treasury Note 6.875%
  05/15/2006 valued are $58,141,652.)
                                                                    ------------
Total Short-Term Instruments                                             58,136
(Cost $58,136)                                                      ============

Total Investments (a) 98.3%                                         $ 1,146,022
(Cost $913,744)                                                     ------------

Other Assets and Liabilities (Net) 1.7%                                  20,219
                                                                    ------------

Net Assets 100.0%                                                   $ 1,166,241
                                                                    ============

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $915,807 was as follows:

Aggregate gross unrealized appreciation for                         $   239,453
all investments in which there was an excess of value over tax cost.


Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value.                                                  (9,238)
                                                                    ------------

Unrealized appreciation-net                                         $   230,215
                                                                    ------------

(b) Non-income producing security.


                                                      See accompanying notes 51

Schedule of Investments
Mid-Cap Equity Fund
June 30, 1999

                                                                       Value
                                                      Shares          (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 120.0%
--------------------------------------------------------------------------------
Capital Goods 4.9%
SPX Corp.                                              2,650        $    221
Weatherford International, Inc. (b)                    3,900             143
                                                                    --------
                                                                         364
Communications 10.1%
Qualcomm, Inc. (b)                                     2,350             337
Adelphia Communications (b)                            2,100             134
Rogers Cantel Mobile Communications 'B' (b)            7,400             122
WinStar Communications, Inc. (b)                       1,600              78
CenturyTel, Inc.                                       1,900              76
                                                                    --------
                                                                         747
Consumer Discretionary 29.8%
Intimate Brands, Inc.                                  5,895             279
Catalina Marketing Corp. (b)                           2,750             253
Circuit City Stores                                    2,600             242
Bed, Bath & Beyond, Inc. (b)                           6,250             241
Jones Apparel Group, Inc. (b)                          5,400             185
Northwest Airlines Corp. (b)                           4,650             151
Hasbro, Inc.                                           4,900             137
Cintas Corp.                                           1,950             131
Hertz Corp. 'A' (b)                                    1,800             112
Family Dollar Stores, Inc.                             4,400             106
Lands' End, Inc.                                       2,100             102
Ross Stores, Inc.                                      1,900              96
Harley-Davidson, Inc.                                  1,700              92
International Speedway Corp. 'B'                       1,600              76
                                                                    --------
                                                                       2,203
Consumer Services 6.0%
Nielsen Media Research, Inc.                           6,950             203
Celestica (b)                                          3,450             150
Reader's Digest Assn., Inc. 'A'                        2,300              91
                                                                    --------
                                                                         444
Consumer Staples 2.4%
Church & Dwight, Inc.                                  4,150             181

Energy 5.8%
Montana Power Co.                                      2,300             162
Apache Corp.                                           3,700             144
Noble Drilling Corp. (b)                               6,300             124
                                                                    --------
                                                                         430
Financial & Business Services 6.5%
Zions Bancorporation                                   3,200             203
Providian Financial Corp.                              1,050              98
Firstar Corp.                                          3,284              92
Valassis Communications, Inc. (b)                      2,300              84
                                                                    --------
                                                                         477
Health Care 18.3%
Bausch & Lomb, Inc.                                    2,850             218
Allergan, Inc.                                         1,900             211
Stryker Corp.                                          3,100             186
Oxford Health Plans, Inc. (b)                         10,000             156
IDEC Pharmaceuticals Corp. (b)                         2,000             154
ICN Pharmaceuticals, Inc.                              4,700             151
Express Scripts, Inc. 'A' (b)                          2,400             144
Biomet, Inc.                                           3,400             135
                                                                    --------
                                                                       1,355
Materials & Processing 2.2%
Willamette Industries                                  3,500             161

Technology 32.8%
Global Telesystems Group, Inc. (b)                     3,450             279
Comdisco, Inc.                                         8,600             220
Linear Technology Corp.                                3,150             212
National Semiconductor Corp. (b)                       7,650             194
AVX Corp.                                              7,450             182
Ciena Corp. (b)                                        5,350             162
Intuit, Inc. (b)                                       1,700             153
Check Point Software Technologies Limited (b)          2,700             145
Conexant Systems, Inc. (b)                             2,450             142
RF Micro Devices, Inc. (b)                             1,800             134
Concord Computing Corp.                                3,100             131
Symbol Technologies, Inc.                              3,100             114
Exodus Communications, Inc. (b)                          800              96
Psinet, Inc. (b)                                       2,100              92
Research In Motion Limited (b)                         4,300              87
Adaptec, Inc. (b)                                      2,400              85
                                                                    --------
                                                                       2,428
Utilities 1.2%
Citizens Utilities Co. 'B'                             8,200              91

                                                                    --------
Total Common Stocks                                                    8,881
(Cost $7,500)                                                       ========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.6%
--------------------------------------------------------------------------------
                                                   Principal
                                                      Amount
                                                      (000s)
Repurchase Agreement 2.6%
   State Street Bank
   3.500% due 07/01/1999                          $      194             194
   (Dated 06/30/1999. Collateralized by
   U.S. Treasury Note 6.500% 08/31/2001
   valued at $202,157. Repurchase proceeds
   are $194,019.)
                                                                    --------
Total Short-Term Instruments                                             194
(Cost $194)                                                         ========

Total Investments (a) 122.6%                                        $  9,075
(Cost $7,694)

Other Assets and Liabilities (Net) (22.6%)                            (1,676)
                                                                    --------

Net Assets 100.0%                                                   $  7,399
                                                                    ========
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation(depreciation) ofinvestments based on cost for federal income tax purposes of $7,737 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost.                                             $  1,495

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value.                                                 (157)
                                                                    --------

Unrealized appreciation-net                                         $  1,338
                                                                    ========
(b) Non-income producing security.

52  See accompanying notes

Schedule of Investments
Opportunity Fund
June 30, 1999

                                                                  Value
                                                  Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 94.9%
--------------------------------------------------------------------------------
Capital Goods 1.8%
Tower Automotive, Inc. (b)                       203,500      $   5,177
SLI, Inc. (b)                                     91,300          2,465
                                                              ----------
                                                                  7,642
Communications 11.0%
WinStar Communications, Inc. (b)                 219,900         10,720
True North Communications                        215,000          6,450
Pinnacle Holdings, Inc. (b)                      246,000          6,027
ICG Communications, Inc. (b)                     246,500          5,269
Orckit Communications Limited (b)                169,400          4,193
Young Broadcasting Corp. (b)                      97,250          4,139
Millicom International Cellular SA (b)           130,100          4,098
Citadel Communications Corp. (b)                 106,600          3,858
Powertel, Inc. (b)                                95,500          2,853
                                                              ----------
                                                                 47,607
Consumer Discretionary 15.1%
Premier Parks, Inc.                              222,100          8,162
B.J.'s Wholesale Club, Inc. (b)                  225,000          6,764
Furniture Brands International, Inc. (b)         214,300          5,974
Zale Corp. (b)                                   130,500          5,220
Bally Total Fitness Holdings (b)                 180,000          5,108
Williams-Sonoma, Inc. (b)                        142,600          4,964
The Men's Wearhouse, Inc. (b)                    184,250          4,698
K-Swiss, Inc. 'A'                                 93,000          4,325
Cinar Corp. 'B' (b)                              176,500          4,324
Pacific Sunwear of California (b)                172,650          4,208
Station Casinos, Inc. (b)                        202,400          4,124
School Specialty, Inc. (b)                       208,300          3,346
Saucony, Inc. 'B' (b)                            103,200          2,335
Hanover Direct, Inc. (b)                         726,500          2,043
                                                              ----------
                                                                 65,595
Consumer Services 8.6%
SFX Entertainment, Inc. 'A' (b)                  135,700          8,685
Sotheby's Holdings 'A'                           166,300          6,340
Iron Mountain, Inc. (b)                          140,300          4,016
United Rental, Inc. (b)                          135,000          3,983
Avis Rent A Car, Inc. (b)                        132,375          3,855
The Cheesecake Factory (b)                       106,900          3,260
Anesta Corp. (b)                                 137,600          2,812
Sylvan Learning Systems, Inc. (b)                100,000          2,719
Parexel International Corp. (b)                   71,800            956
Cornell Corrections, Inc. (b)                     44,500            731
                                                              ----------
                                                                 37,357
Consumer Staples 3.2%
Jones Pharma, Inc.                               130,000          5,119
Wild Oats Markets, Inc. (b)                      144,000          4,370
Performance Food Group Co. (b)                   156,100          4,244
                                                              ----------
                                                                 13,733
Energy 5.7%
Newfield Exploration Co. (b)                     159,200          4,527
Ocean Energy, Inc. (b)                           436,000          4,197
Global Industries Limited (b)                    311,800          3,995
Rowan Cos., Inc. (b)                             205,200          3,783
Basin Exploration, Inc. (b)                      169,250          3,396
Key Energy Group, Inc. (b)                       710,200          2,530
Superior Energy Services (b)                     462,700          2,357
                                                              ----------
                                                                 24,785
Environmental Services 1.0%
IT Group, Inc. (b)                               275,300          4,422

Financial & Business Services 5.0%
Meristar Hospitality Corp.                       248,300          5,571
Hambrecht & Quist, Inc. (b)                      129,200          4,797
Allied Capital Corp. Funds                       170,300          4,087
Annuity and Life Re                              156,800          3,518
Healthcare Financial Partners (b)                 56,100          1,921
E-Loan, Inc. (b)                                  42,100          1,623
Internet Capital Group, Inc. Rights (b)            5,730              0
                                                              ----------
                                                                 21,517

Health Care 10.1%
MID Atlantic Medical Services (b)                522,400      $   5,159
TLC The Laser Center (b)                          96,700          4,642
ResCare, Inc. (b)                                202,000          4,595
Renal Care Group, Inc. (b)                       165,800          4,290
Medicis Pharmaceutical 'A' (b)                   150,900          3,829
Magellan Health Services (b)                     349,200          3,492
Minimed, Inc. (b)                                 42,300          3,254
Beverly Enterprises, Inc. (b)                    379,200          3,057
Hanger Orthopedic Group, Inc. (b)                210,300          2,984
Enzon, Inc. (b)                                  138,350          2,862
Matria Healthcare, Inc. (b)                      336,400          2,439
LifePoint Hospitals, Inc. (b)                    138,800          1,865
Province Healthcare Co. (b)                       65,000          1,267
                                                              ----------
                                                                 43,735
Materials & Processing 2.3%
Gaylord Container Corp. 'A' (b)                  470,200          3,732
Boise Cascade Corp.                               80,100          3,434
Bethlehem Steel Corp. (b)                        350,200          2,692
                                                              ----------
                                                                  9,858
Technology 30.3%
Advanced Energy Industries (b)                   150,000          6,084
Visual Networks, Inc. (b)                        181,300          5,802
Apex PC Solutions, Inc. (b)                      275,000          5,638
Infocure Corp. (b)                               101,800          5,389
Peregrine Systems, Inc. (b)                      209,200          5,374
IMRglobal Corp. (b)                              269,400          5,186
Aeroflex, Inc. (b)                               262,550          5,185
Sykes Enterprises, Inc. (b)                      154,300          5,150
About.com, Inc. (b)                               95,000          4,928
TranSwitch Corp. (b)                              99,500          4,714
Sterling Software, Inc. (b)                      171,700          4,582
Verio, Inc. (b)                                   65,400          4,545
Concentric Network Corp. (b)                     112,500          4,472
L-3 Communications Holdings, Inc. (b)             91,100          4,401
Global Imaging Systems, Inc. (b)                 230,000          4,198
GST Telecommunications, Inc. (b)                 317,400          4,186
CBT Group PLC SP - ADR (b)                       241,000          3,977
International Network Services (b)                98,150          3,963
MMC Networks, Inc. (b)                            88,000          3,938
Flextronics International Limited (b)             69,800          3,874
Safeguard Scientifics, Inc. (b)                   57,300          3,553
Complete Business Solutions (b)                  191,350          3,432
Beyond.com Corp. (b)                             117,900          3,382
New Era of Networks, Inc. (b)                     76,000          3,339
International Telecommunication Data Systems,
Inc. (b)                                         187,600          3,002
Dendrite International, Inc. (b)                  82,900          2,995
Concur Technologies, Inc. (b)                    100,800          2,835
Micromuse, Inc. (b)                               55,400          2,763
nFront, Inc. (b)                                 181,550          2,757
Multex.com, Inc. (b)                             104,700          2,735
Software.Com, Inc. (b)                            90,200          2,092
Mediconsult.com, Inc. (b)                        157,700          1,646
BindView Development Corp. (b)                    39,950            949
Ask Jeeves, Inc. (b)                               2,150             30
Interactive Rights                                 2,865              0
                                                              ----------
                                                                131,096
Transportation 0.8%
Atlantic Coast Airlines Holdings (b)             177,200          3,367

                                                              ----------
Total Common Stocks                                             410,714
(Cost $354,021)                                               ==========

                                                      See accompanying notes  53

Opportunity Fund
June 30, 1999
                                                                      Value
                                                                     (000s)
---------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.5%
---------------------------------------------------------------------------

                                           Principal
                                              Amount
Repurchase Agreement 4.5%                     (000s)

State Street Bank
    3.500% due 07/01/1999                  $ 19,428                  19,428
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Note 6.500% 08/31/2001
    valued at $19,816,616. Repurchase
    proceeds are $19,429,889.)
                                                                  ---------
Total Short-Term Instruments                                         19,428
(Cost $19,428)                                                    =========

Total Investments (a) 99%                                         $ 430,142
(Cost $373,449)

Other Assets and Liabilities (Net) 0.6%                               2,920
                                                                  ---------

Net Assets 100.0%                                                 $ 433,062
                                                                  =========
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $374,671 was as follows:

Aggregate gross unrealize appreciation for all
investments in which there was an excess of
value over tax cost.                                              $ 66,453

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                        (10,982)
                                                                  --------

Unrealized appreciation-net                                       $ 55,471
                                                                  ========
(b) Non-income producing security.

54 See accompanying notes

Schedule of Investments
Innovation Fund
June 30, 1999
                                                                       Value
                                                      Shares          (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 95.0%
--------------------------------------------------------------------------------
Communications 10.5%
Nokia Corp. SP- ADR                                  480,000     $    43,950
MCI WorldCom, Inc. (b)                               470,000          40,537
General Instrument Corp. (b)                         880,000          37,400
Qwest Communications International, Inc. (b)         310,000          10,249
                                                                 ------------
                                                                     132,136
Consumer Discretionary 6.4%
Corning, Inc.                                        480,000          33,660
Gemstar International Group Limited (b)              428,000          27,927
Time Warner, Inc.                                    270,000          19,845
                                                                 ------------
                                                                      81,432
Health Care 6.1%
United Healthcare Corp.                              305,000          19,101
IDEC Pharmaceuticals Corp. (b)                       247,500          19,073
Medtronic, Inc.                                      203,190          15,823
Minimed, Inc. (b)                                    155,000          11,925
Bausch & Lomb, Inc.                                  140,000          10,710
                                                                 ------------
                                                                      76,632
Technology 72.0%
Cisco Systems, Inc. (b)                            1,030,000          66,435
Lucent Technologies, Inc.                            895,000          60,357
Microsoft Corp. (b)                                  590,000          53,211
America Online, Inc. (b)                             479,600          52,996
Motorola, Inc.                                       514,900          48,787
Siebel Systems, Inc. (b)                             670,000          44,471
Tellabs, Inc. (b)                                    645,000          43,578
Sun Microsystems, Inc. (b)                           630,000          43,391
Xilinx, Inc. (b)                                     715,000          40,934
Yahoo, Inc. (b)                                      219,500          37,809
Broadcom Corp. (b)                                   260,000          37,586
Dell Computer Corp. (b)                            1,005,000          37,185
Oracle Corp. (b)                                     810,000          30,071
Maxim Integrated Products, Inc. (b)                  430,000          28,595
Jabil Circuit, Inc. (b)                              590,000          26,624
Inktomi Corp. (b)                                    193,000          25,199
International Business Machines Corp.                190,000          24,558
Uniphase Corp. (b)                                   140,000          23,240
Covad Communications Group, Inc. (b)                 395,000          21,058
Texas Instruments, Inc.                              120,000          17,400
Teradyne, Inc. (b)                                   260,000          18,655
Veritas Software Corp. (b)                           185,000          17,563
Vitesse Semiconductor Co. (b)                        250,000          16,859
Altera Corp. (b)                                     440,000          16,198
Electronics for Imaging, Inc. (b)                    270,000          13,871
LSI Logic Corp. (b)                                  291,500          13,445
EMC Corp. (b)                                        220,000          12,100
I2 Technologies, Inc. (b)                            270,000          11,610
Adaptec, Inc. (b)                                    300,000          10,594
Atmel Corp. (b)                                      350,000           9,166
ASM Lithography Holding NV (b)                       129,000           7,659
                                                                 ------------
                                                                     911,205
                                                                 ------------
Total Common Stocks                                                1,201,405
(Cost $794,237)                                                  ============

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.4%
--------------------------------------------------------------------------------
                                                   Principal
                                                      Amount
                                                      (000s)
Repurchase Agreement 7.4%
State Street Bank
 3.500% due 07/01/1999                           $    93,312          93,312
 (Dated 06/30/1999. Collateralized by U.S.
 Treasury Note 6.625% 06/30/2001 valued at
 $44,181,524 and U.S. Treasury Note 7.875%
 08/15/2001 valued at $51,001,879. Repurchase
 proceeds are $93,321,072.)
                                                                 ------------
Total Short-Term Instruments                                          93,312
(Cost $93,312)                                                   ============

Total Investments (a) 102.4%                                     $ 1,294,717
(Cost $887,549)

Other Assets and Liabilities (Net) (2.4%)                           (29,814)
                                                                 ------------

Net Assets 100.0%                                                $ 1,264,903
                                                                 ============
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $898,378 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of
value over tax cost.                                             $   405,714

Aggregate gross unrealized depreciation for all
investments in which there was an excess of
tax cost over value.                                                  (9,375)
                                                                 ------------

Unrealized appreciation-net                                      $   396,339
                                                                 ============

(b) Non-income producing security.

                                                      See accompanying notes  55

Schedule of Investments

International Growth
June 30, 1999

                                                                       Value
                                                     Shares           (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 94.3%
--------------------------------------------------------------------------------
Australia (c)(d) 3.0%
E*TRADE Australia Limited (b)                         25,000         $    99
Broken Hill Proprietary Co. Limited                    3,400              81
Woodside Petroleum Limited                            11,000              74
                                                                     -------
                                                                         254
Canada 6.1%
TLC The Laser Center (b)                               4,700             225
Research In Motion Limited (b)                         7,200             146
Rogers Cantel Mobile Communications 'B' (b)            8,500             140
                                                                     -------
                                                                         511
Finland 3.9%
Nokia Corp. SP - ADR                                   2,600             237
Jot Automation Group OYJ                               2,300              93
                                                                     -------
                                                                         330
France 2.5%
Coflexip SA SP - ADR                                   3,000             131
Bouygues Offshore                                      2,500              79
                                                                     -------
                                                                         210
Germany 3.3%
Mannesmann AG                                          1,050             157
Primacom AG (b)                                        5,600             124
                                                                     -------
                                                                         281
Greece 1.3%
National Bank of Greece SP - GDR                       8,690             112

Hong Kong 2.5%
Cathay Pacific Airways                                90,000             138
Legend Holdings Limited                               77,000              74
                                                                     -------
                                                                         212
Ireland 3.3%
CRH PLC                                                8,063             143
Jefferson Smurfit Group PLC                           59,000             138
                                                                     -------
                                                                         281
Italy 3.4%
Mediaset SpA                                          15,700             140
Gruppo Editoriale L'Espresso SpA                       4,600              74
Seat-Pagine Gialle SpA                                85,000              72
                                                                     -------
                                                                         286
Japan (c)(d) 17.3%
Takeda Chemical Industries                             6,000             279
Murata Manufacturing Co.                               3,000             197
Softbank Corp.                                           800             162
Nikko Securities Co. Limited                          25,000             161
Fuji Bank Limited                                     20,000             140
Enix Corp.                                             3,000             131
Oracle Corp. Japan                                     1,000             112
Hikari Tsushin, Inc.                                     300              93
TDK Corp.                                              1,000              92
Acom Co. Limited                                       1,000              86
                                                                     -------
                                                                       1,453
Mexico 3.6%
Grupo Televisa SA SP - GDR (b)                         5,000             224
Telefonos de Mexico SP - ADR                           1,000              81
                                                                     -------
                                                                         305
Netherlands 13.5%
Koninklijke Philips Electronics NV SP - ADR            2,484             251
STMicroelectronics NV (b)                              3,400             236
Equant (b)                                             2,440             229
United Pan-Europe Communication NV (b)                 3,500             193
ING Groep NV                                           2,122             115
ASM Lithography Holding NV (b)                         1,880             112
                                                                     -------
                                                                       1,136
Singapore 6.4%
Natsteel Electronics Limited                          41,200             180
Asia Pulp & Paper Co. Limited SP-ADR (b)              14,600             141
Development Bank of Singapore Limited                  7,300              89
Singapore Airlines Limited                             8,000              76
Allgreen Properties Limited (b)                       50,000              53
                                                                     -------
                                                                         539
South Korea 3.5%
Korea Telecom (b)                                      7,000             280
Samsung Electronics                                      196              11
                                                                     -------
                                                                         291
Spain 1.2%
Telefonica Publicidad de Informacion SA (b)            5,000             100

Sweden 2.2%
Icon MediaLab International AB (b)                     2,800             102
Telefonaktiebolaget LM Ericsson                        2,600              86
                                                                     -------
                                                                         188
Switzerland 3.9%
UBS AG                                                   465             139
Holderbank Financiere Glarus AG                           90             106
Disetronic Holding AG                                     26              83
Holderbank Financiere Glarus AG Rights (b)                90               1
                                                                     -------
                                                                         329
Thailand 0.5%
Hana Microelectronics Public Co. Limited (b)          13,000              39

United Kingdom 11.9%
Vodafone Group PLC SP - ADR                            1,000             197
Colt Telecom Group PLC  SP-ADR (b)                     2,000             173
WPP Group PLC                                          1,700             145
Logica PLC                                            12,000             126
Royal Bank of Scotland Group PLC                       5,800             118
BP Amoco PLC (b)                                       1,025             111
Pace Micro Technology PLC                             30,000              96
The Future Network PLC (b)                             5,000              33
                                                                     -------
                                                                         999
United States 1.0%
Check Point Software Technologies Limited (b)          1,500              80
                                                                     -------
Total Common Stocks                                                    7,936
(Cost $6,576)                                                        =======

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 10.0%
--------------------------------------------------------------------------------
                                                   Principal
                                                      Amount
                                                      (000s)
Repurchase Agreements 10.0%
State Street Bank
    3.500% due 07/01/1999                              $ 838             838
    (Dated 06/30/1999. Collateralized by U.S.
    Treasury Note 6.250% 02/15/2007 valued at
    $857,775. Repurchase proceeds are $838,081.)
                                                                     -------
Total Short-Term Instruments                                             838
(Cost $838)                                                          =======

Total Investments (a) 104.3%                                         $ 8,774
(Cost $7,414)

Other Assets and Liabilities (Net) (4.3%)                              (366)
                                                                     -------

Net Assets 100.0%                                                    $ 8,408
                                                                     =======
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $7,414 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of
value over tax cost.                                                 $ 1,471

Aggregate gross unrealized depreciation for all
investments in which there was an excess of
tax cost over value.                                                   (111)
                                                                     -------
Unrealized appreciation-net                                          $ 1,360
                                                                     =======
(b) Non-income producing security.

(C) Foreign forward currency contracts
outstanding at June 30, 1999.


                                 Principal
                                    Amount                        Unrealized
                                Covered by        Expiration   Appreciation/
Type                              Contract             Month  (Depreciation)
----------------------------------------------------------------------------
Buy                 A$                  60           07/1999           $   0
Buy                 BP                  78           07/1999              (1)
Buy                 JY              22,312           07/1999               0
Buy                 TB               1,445           07/1999               0
                                                                       -----
                                                                       $  (1)
                                                                       =====

(d) Principal amount denoted in indicated currency:

      A$ - Australian Dollar
      BP - British Pound
      JY - Japanese Yen
      TB - Thai Baht

56  See accompanying notes

Schedule of Investments

Capital Appreciation Fund
June 30, 1999

                                                                       Value
                                                      Shares          (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 101.0%
--------------------------------------------------------------------------------
Building 2.0%
Centex Corp.                                         305,800        $ 11,487
Lafarge Corp.                                        289,450          10,257
                                                                  ----------
                                                                      21,744
Capital Goods 10.4%
Tyco International Limited                           224,800          21,300
Johnson Controls, Inc.                               256,000          17,744
Honeywell, Inc.                                      147,700          17,115
AlliedSignal, Inc.                                   268,600          16,922
United Technologies Corp.                            210,600          15,097
Textron, Inc.                                        170,900          14,067
General Electric Co.                                 113,000          12,769
General Dynamics Corp.                                 4,000             274
                                                                  ----------
                                                                     115,288
Communications 4.5%
GTE Corp.                                            204,000          15,453
SBC Communications, Inc.                             227,600          13,201
ALLTEL Corp.                                         182,400          13,042
Qualcomm, Inc. (b)                                    53,300           7,649
                                                                  ----------
                                                                      49,345
Consumer Discretionary 16.6%
Wal-Mart Stores, Inc.                                383,700          18,514
TJX Cos., Inc.                                       487,600          16,243
Home Depot, Inc.                                     233,900          15,072
Lowe's Cos., Inc.                                    256,600          14,546
Gap, Inc.                                            270,300          13,616
Harley-Davidson, Inc.                                245,900          13,371
Tandy Corp.                                          269,900          13,191
CVS Corp.                                            251,500          12,764
Cintas Corp.                                         184,000          12,362
Circuit City Stores                                  132,500          12,322
Dayton Hudson Corp.                                  174,900          11,368
Ford Motor Co.                                       190,400          10,746
Mohawk Industries, Inc. (b)                          335,800          10,200
General Motors Corp.                                 135,800           8,963
B.J.'s Wholesale Club, Inc. (b)                       10,000             301
Delphi Automotive Systems (b)                              1               0
Mattel, Inc.                                               1               0
                                                                  ----------
                                                                     183,579
Consumer Services 6.0%
Gannett, Inc.                                        200,000          14,275
New York Times Co.                                   385,800          14,202
McGraw-Hill Companies, Inc.                          248,500          13,403
Waste Management, Inc.                               241,900          13,002
CBS Corp.                                            256,500          11,142
                                                                  ----------
                                                                      66,024
Consumer Staples 3.5%
Anheuser Busch Cos., Inc.                            188,200          13,350
Kroger Co. (b)                                       475,600          13,287
Safeway, Inc. (b)                                    234,500          11,608
                                                                  ----------
                                                                      38,245
Energy 5.6%
Royal Dutch Petroleum Co.                            224,800          13,544
Atlantic Richfield Co.                               161,100          13,462
Unicom Corp.                                         311,600          12,016
Peco Energy Co.                                      285,700          11,964
Energy East Corp.                                    411,400          10,696
                                                                  ----------
                                                                      61,682
Financial & Business Services 22.2%
Omnicom Group                                        198,000          15,840
Chase Manhattan Corp.                                160,500          13,903
Bank of New York                                     370,800          13,604
Hartford Financial Services Group, Inc.              213,000          12,421
Fleet Financial Group, Inc.                          273,100          12,119
Citigroup, Inc.                                      252,250          11,982
Bank of America Corp.                                162,915          11,944
Associates First Capital Corp. 'A'                   267,374          11,848
American Express Co.                                  88,900          11,568
Wells Fargo & Co.                                    270,100          11,547
Bank One Corp.                                       193,100          11,501
Capital One Financial Corp.                          205,400          11,438
Alliance Capital Management LP                       344,400          11,128
Marsh & Mclennan Cos.                                147,300          11,121
Federal National Mortgage Association                157,800          10,790
Equity Residential Properties Trust                  239,400          10,788
Southtrust Corp.                                     280,650          10,770
Federal Home Loan Mortgage Corp.                     183,200          10,626
Comerica, Inc.                                       176,400          10,485
Countrywide Credit Industries, Inc.                  230,000           9,832
Morgan Stanley, Dean Witter, Discover and Co.         58,300           5,976
Lehman Brothers Holdings, Inc.                        60,100           3,741
                                                                  ----------
                                                                     244,972
Health Care 7.7%
Boston Scientific Corp. (b)                          313,200          13,761
Bristol-Myers Squibb Co.                             178,000          12,538
CIGNA Corp.                                          136,700          12,166
Warner-Lambert Co.                                   171,500          11,898
United Healthcare Corp.                              177,000          11,085
Wellpoint Health Networks, Inc. (b)                  125,500          10,652
Biogen, Inc. (b)                                     107,000           6,881
Schering-Plough Corp.                                122,600           6,498
                                                                  ----------
                                                                      85,479
Materials & Processing 2.4%
Weyerhaeuser Co.                                     197,700          13,592
Georgia-Pacific Corp.                                270,600          12,820
                                                                  ----------
                                                                      26,412
Technology 16.9%
Lucent Technologies, Inc.                            333,910          22,518
Microsoft Corp. (b)                                  238,600          21,519
Tellabs, Inc. (b)                                    310,000          20,944
Texas Instruments, Inc.                              118,100          17,125
International Business Machines Corp.                131,000          16,932
Cisco Systems, Inc. (b)                              230,200          14,848
BMC Software, Inc. (b)                               258,500          13,959
Motorola, Inc.                                       142,800          13,530
Uniphase Corp. (b)                                    81,000          13,446
Altera Corp. (b)                                     308,700          11,364
Compuware Corp. (b)                                  341,200          10,854
Computer Associates International, Inc.              177,100           9,740
                                                                  ----------
                                                                     186,779
Transportation 1.0%
Southwest Airlines Co.                               338,000          10,520

Utilities 2.2%
Ameritech Corp.                                      181,400          13,333
Consolidated Edison, Inc.                            237,700          10,756
                                                                  ----------
                                                                      24,089
                                                                  ----------
Total Common Stocks                                                1,114,158
(Cost $891,804)                                                   ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 3.9%
--------------------------------------------------------------------------------
                                                   Principal
                                                      Amount
                                                      (000s)
Repurchase Agreement 3.9%
State Street Bank
3.500% Due 07/01/1999 (Dated 06/30/1999.         $    42,629         42,629
Collateralized by U.S. Treasury Note 5.250%
05/31/2001 valued at $43,483,170. Repurchase
proceeds are $42,633,144.)
                                                                  ----------
Total Short-Term Instruments                                          42,629
(Cost $42,629)                                                    ==========

Total Investments (a) 104.9%                                      $1,156,787
(Cost $934,433)

Other Assets and Liabilities (Net) (4.9%)                           (53,161)
                                                                  ----------

Net Assets 100.0%                                                 $1,103,626
                                                                  ==========
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $934,542 was as follows:

Aggregate gross unrealized appreciation for all                    $ 232,473
investments in which there was an excess of value over tax cost.

Aggregate gross unrealized depreciation for all                      (10,228)
investments in which there was an excess of                       ----------
tax cost over value.

Unrealized appreciation-net                                       $  222,245
                                                                  ==========
(b) Non-income producing security.


                                                      See accompanying notes  57

Schedule of Investments
Mid-Cap Growth Fund
June 30, 1999

                                                                         Value
                                                           Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 97.8%
--------------------------------------------------------------------------------
Aerospace 0.0%
Howmet International, Inc. (b)                             25,000 $        430

Building 2.0%
Lennar Corp.                                              443,300       10,639
Pulte Corp.                                               410,400        9,465
                                                                  -------------
                                                                        20,104
Capital Goods 7.3%
Waters Corp. (b)                                          276,800       14,705
General Dynamics Corp.                                    204,900       14,035
Lear Corp. (b)                                            265,100       13,189
Tower Automotive, Inc. (b)                                427,700       10,880
Rockwell International Corp.                              176,200       10,704
Federal-Mogul Corp.                                       188,900        9,823
                                                                  -------------
                                                                        73,336
Communications 1.5%
CenturyTel, Inc.                                          280,350       11,144
Superior Telecom, Inc.                                    154,678        3,867
                                                                  -------------
                                                                        15,011
Consumer Discretionary 22.3%
Best Buy Co., Inc. (b)                                    219,400       14,810
Premark International, Inc.                               375,300       14,074
Hertz Corp. 'A' (b)                                       226,600       14,049
Bed, Bath & Beyond, Inc. (b)                              358,200       13,791
Abercrombie & Fitch Co. 'A' (b)                           273,600       13,133
Intimate Brands, Inc.                                     261,240       12,376
Family Dollar Stores, Inc.                                513,400       12,322
Dial Corp.                                                306,800       11,409
Galileo International, Inc. (b)                           212,900       11,377
Outback Steakhouse, Inc. (b)                              286,000       11,243
Snyder Communications, Inc.                               327,900       10,739
B.J.'s Wholesale Club, Inc. (b)                           345,300       10,381
Dollar Tree Stores, Inc.                                  226,000        9,944
Hasbro, Inc.                                              346,950        9,693
Shaw Industries, Inc.                                     578,200        9,540
Tommy Hilfiger Corp. (b)                                  128,800        9,467
Maytag Corp.                                              132,500        9,233
Mandalay Resort Group (b)                                 434,700        9,183
Westpoint Stevens, Inc. (b)                               297,200        8,860
Furniture Brands International, Inc.(b)                   306,100        8,533
Mattel, Inc.                                                    1            0
                                                                  -------------
                                                                       224,157
Consumer Services 3.2%
ACNielsen Corp. (b)                                       374,200       11,319
Reader's Digest Assn., Inc. 'A'                           278,200       11,058
Darden Restaurants, Inc.                                  454,700        9,918
                                                                  -------------
                                                                        32,295
Consumer Staples 5.4%
Food Lion, Inc. 'A'                                     1,169,700       13,890
SUPERVALU, Inc.                                           450,700       11,577
Kroger Co. (b)                                            391,400       10,935
Flowers Industries, Inc.                                  439,450        9,531
McCormick & Co.                                           276,100        8,714
                                                                  -------------
                                                                        54,647
Energy 0.9%
Kerr McGee Corp.                                           95,800        4,808
Occidental Petroleum Corp.                                169,400        3,578
Dynegy, Inc.                                               29,400          599
                                                                  -------------
                                                                         8,985
Financial & Business Services 21.2%
Liberty Property Trust                                    507,200       12,617
Duke Realty Investments                                   531,400       11,990
Protective Life Corp.                                     331,200       10,930
Allmerica Financial Corp.                                 171,300       10,417
Deluxe Corp.                                              265,500       10,338
Apartment Investment & Management Co. 'A' (b)             235,800       10,080
Zions Bancorporation                                      157,400        9,995
Bank United Corp. 'A'                                     245,300        9,858
Travelers Property Casualty 'A'                           249,600        9,766
Huntington Bancshares                                     278,100        9,734
Valassis Communications, Inc. (b)                         261,450        9,576
Dime Bancorp, Inc.                                        474,000        9,539
Ambac Financial Group, Inc.                               164,400        9,391
First Tennessee National Corp.                            240,900        9,229
Mutual Risk Management Limited                            274,962        9,177
BB&T Corp.                                                248,400        9,113
Finova Group, Inc.                                        170,100        8,952
CCB Financial Corp.                                       167,400        8,851
Providian Financial Corp.                                  94,350        8,822
Equity Residential Properties Trust                       193,100        8,701
Meristar Hospitality Corp.                                363,500        8,156
Peoples Heritage Financial Group                          307,600        5,787
Bear Stearns Co., Inc.                                     53,800        2,515
                                                                  -------------
                                                                       213,534
Health Care 6.4%
Medimmune, Inc.                                           187,300       12,690
Allergan, Inc.                                            109,100       12,110
Trigon Healthcare, Inc. (b)                               315,100       11,462
C.R. Bard, Inc.                                           198,200        9,476
VISX, Inc. (b)                                             99,400        7,871
Bausch & Lomb, Inc.                                       100,100        7,658
Pacificare Health Systems 'B' (b)                          53,300        3,834
                                                                  -------------
                                                                        65,101
Materials & Processing 4.7%
Southdown, Inc.                                           210,300       13,512
Boise Cascade Corp.                                       241,800       10,367
Temple-Inland, Inc.                                       143,500        9,794
Willamette Industries                                     205,100        9,447
Martin Marietta Materials, Inc.                            73,800        4,354
                                                                  -------------
                                                                        47,474
Technology 17.4%
Veritas Software Corp. (b)                                147,800       14,032
Citrix Systems, Inc. (b)                                  246,800       13,944
Vitesse Semiconductor Co. (b)                             195,800       13,204
Comverse Technology, Inc. (b)                             172,950       13,058
Lexmark International Group, Inc. 'A' (b)                 197,200       13,028
Unisys Corp. (b)                                          321,300       12,511
Symbol Technologies, Inc.                                 333,300       12,290
NCR Corp. (b)                                             242,600       11,842
Legato Systems, Inc. (b)                                  200,800       11,596
PMC - Sierra, Inc. (b)                                    192,600       11,351
Adobe Systems, Inc.                                       137,100       11,264
The Reynolds & Reynolds Co.                               475,000       11,073
Xilinx, Inc. (b)                                          186,600       10,683
CSG Systems International, Inc.                           384,600       10,072
Adaptec, Inc. (b)                                         143,700        5,074
                                                                  -------------
                                                                       175,022
Utilities 5.5%
Florida Progress Corp.                                    263,900       10,902
DQE, Inc.                                                 232,200        9,317
BEC Energy                                                223,900        9,236
NiSource, Inc.                                            353,700        9,130
Minnesota Power, Inc.                                     447,700        8,898
IPALCO Enterprises, Inc.                                  388,300        8,227
                                                                  -------------
                                                                        55,710
                                                                  -------------
Total Common Stocks                                                    985,806
(Cost $839,053)                                                   =============

--------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 3.6%
--------------------------------------------------------------------------------

                                                        Principal
                                                           Amount
                                                           (000s)
Repurchase Agreement 3.6%
State Street Bank
    3.500% due 07/01/1999                              $   36,648       36,648
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Note 5.250% 05/31/2001
    valued at $37,381,579. Repurchase
    proceeds are $36,651,563.)
                                                                  -------------
Total Short-Term Instruments                                            36,648
(Cost $36,648)                                                    =============

Total Investments (a) 101.4%                                      $  1,022,454
(Cost $875,701)


Other Assets and Liabilities (Net) (1.4%)                              (14,329)
                                                                  -------------

Net Assets 100.0%                                                 $  1,008,125
                                                                  =============
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $875,778 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                         $    166,941

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                            (20,265)
                                                                  -------------

Unrealized appreciation-net                                       $    146,676
                                                                  =============
(b) Non-income producing security.


58  See accompanying notes

Schedule of Investments
Small-Cap Growth Fund
June 30, 1999

                                                                       Value
                                                      Shares          (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 100.7%
--------------------------------------------------------------------------------
Aerospace 1.2%
Newport News Shipbuilding, Inc.                       26,800        $    791

Building 5.8%
Lone Star Industries, Inc.                            28,500           1,071
NVR, Inc. (b)                                         14,400             751
D.R. Horton, Inc.                                     44,500             740
Kaufman & Broad Home Corp.                            24,100             599
MDC Holdings, Inc.                                    20,800             447
U.S. Home Corp. (b)                                   10,500             373
                                                                    --------
                                                                       3,981
Capital Goods 13.6%
Manitowoc Co., Inc.                                   29,750           1,238
Dura Automotive Systems, Inc. (b)                     26,600             884
Terex Corp. (b)                                       28,800             877
Astec Industries, Inc. (b)                            21,000             856
GenCorp, Inc.                                         33,700             851
A.O. Smith Corp.                                      30,200             846
Arvin Industries, Inc.                                19,600             742
MotivePower Industries, Inc. (b)                      39,550             702
Kellstrom Industries, Inc. (b)                        31,900             582
Optical Coating Laboratory                             5,700             477
Briggs & Stratton                                      8,000             462
Barnes Group, Inc.                                    16,300             355
Oshkosh Truck Corp. 'B'                                5,400             272
US Can Corp.                                           8,700             194
                                                                    --------
                                                                       9,338
Communications 0.9%
Superior Telecom, Inc.                                24,350             609

Consumer Discretionary 19.9%
Ames Department Stores, Inc. (b)                      31,600           1,442
American Eagle Outfitters (b)                         29,300           1,333
Ethan Allen Interiors, Inc.                           31,650           1,195
CEC Entertainment, Inc. (b)                           27,100           1,145
Chattem, Inc. (b)                                     28,200             897
Movado Group, Inc.                                    32,100             831
Fossil, Inc. (b)                                      14,100             682
Canandaigua Wine Co. 'A' (b)                          12,900             676
AnnTaylor Stores Corp. (b)                            14,100             635
Monaco Coach Corp. (b)                                14,400             609
Action Performance Cos., Inc. (b)                     17,000             561
Talbots, Inc.                                         13,300             507
Toro Co.                                              12,300             484
Childrens Place (b)                                   11,900             482
Metro Networks, Inc. (b)                               7,300             390
Timberland Co. 'A' (b)                                 5,600             381
Station Casinos, Inc. (b)                             17,100             348
Winsloew Furniture, Inc. (b)                          10,300             346
MGM Grand, Inc. (b)                                    6,900             338
Stride Rite Corp.                                     24,500             253
Burlington Coat Factory Warehouse Corp.                5,900             114
                                                                    --------
                                                                      13,649
Consumer Services 6.7%
Foodmaker, Inc. (b)                                   40,700           1,155
Ruby Tuesday, Inc.                                    46,700             887
Rent-A-Center, Inc. (b)                               32,700             785
Central Newspapers, Inc. 'A'                          18,300             689
Andrx Corp. (b)                                        8,200             632
Avis Rent A Car, Inc. (b)                             15,400             449
                                                                    --------
                                                                       4,597
Consumer Staples 3.7%
Michael Foods, Inc.                                   34,500             811
Earthgrains Co.                                       26,300             679
Keebler Foods Co.                                     20,400             620
Universal Foods                                       20,600             435
                                                                    --------
                                                                       2,545
Energy 1.2%
Barrett Resources Corp. (b)                           12,400             476
Cross Timbers Oil Co.                                 25,500             379
                                                                    --------
                                                                         855
Environmental Services 1.2%
Allied Waste Industries, Inc. (b)                     22,300             440
U.S. Liquids, Inc. (b)                                18,400             384
                                                                    --------
                                                                         824
Financial & Business Services 23.9%
Hooper Holmes, Inc.                                   61,900           1,261
Westamerica BanCorp                                   27,900           1,018
Mail-Well, Inc. (b)                                   60,500             979
City National Corp.                                   25,900             970
Blanch (EW) Holdings, Inc.                            14,000             955
Associated Banc-Corp                                  21,955             911
Colonial BancGroup, Inc.                              64,200             895
Prentiss Properties Trust                             37,300             876
Peoples Heritage Financial Group                      45,200             850
Metris Companies                                      20,000             815
Highwoods Properties, Inc.                            29,700             815
Hudson United Bancorp                                 26,500             812
Chittenden Corp.                                      25,000             781
Protective Life Corp.                                 23,500             775
Federated Investors, Inc. 'B'                         39,000             700
SEI Investments Co.                                    7,900             697
Parkway Properties, Inc.                              20,200             669
Developers Diversified Realty Corp.                   27,200             452
Knight/Trimark Group, Inc. 'A' (b)                     6,400             386
Reinsurance Group of America                          10,875             383
LNR Property Corp.                                    17,300             370
                                                                    --------
                                                                      16,370
Health Care 5.5%
Wesley Jessen VisionCare, Inc. (b)                    24,600             796
Medquist, Inc. (b)                                    15,600             683
Osteotech, Inc. (b)                                   21,900             630
Roberts Pharmaceutical Corp. (b)                      22,200             538
Health Care REIT, Inc.                                17,200             400
IDEC Pharmaceuticals Corp. (b)                         5,100             393
Medical Manager Corp. (b)                              7,500             332
                                                                    --------
                                                                       3,772
Materials & Processing 2.7%
Florida Rock Industries, Inc.                         16,600             755
Martin Marietta Materials, Inc.                       12,200             720
Mueller Industries, Inc. (b)                          10,100             343
Comfort Systems USA, Inc. (b)                          3,300              59
                                                                    --------
                                                                       1,877
Technology 10.7%
AVT Corp. (b)                                         31,200           1,182
Sykes Enterprises, Inc. (b)                           29,500             984
Visio Corp. (b)                                       21,600             822
International Telecommunication Data Systems,
Inc. (b)                                              46,000             736
Mastech Corp. (b)                                     38,600             719
Broadvision, Inc. (b)                                  9,200             679
New Era of Networks, Inc. (b)                         13,900             611
Dendrite International, Inc. (b)                      15,900             574
TranSwitch Corp. (b)                                  11,100             526
Power Integrations, Inc. (b)                           6,900             504
                                                                    --------
                                                                       7,337
Transportation 3.7%
USFreightways Corp.                                   13,800             639
American Freightways Corp. (b)                        21,700             425
Forward Air Corp. (b)                                 14,500             408
Midwest Express Holdings, Inc. (b)                    11,300             384
Eagle USA Airfreight, Inc. (b)                         8,200             348
Coach USA, Inc. (b)                                    7,900             331
                                                                    --------
                                                                       2,535
                                                                    --------
Total Common Stocks                                                   69,080
(Cost $58,254)                                                      ========

                                                       See accompanying notes 59

Small-Cap Growth Fund
June 30, 1999

                                               Principal
                                                  Amount          Value
                                                  (000s)         (000s)
-----------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.2%
-----------------------------------------------------------------------
Repurchase Agreement 2.2%
State Street Bank
    3.500% due 07/01/1999                      $  1,523      $  1,523
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Note 8.500% 11/15/2000
    valued at $1,556,697. Repurchase
    proceeds are $1,523,148.)
                                                             ---------
Total Short-Term Instruments                                    1,523
(Cost $1,523)                                                =========

Total Investments (a) 102.9%                                 $ 70,603
(Cost $59,777)

Other Assets and Liabilities (Net) (2.9%)                      (1,981)
                                                             ---------
Net Assets 100.0%                                            $ 68,622
                                                             =========
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $59,899 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                     $ 11,865

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                     (1,161)
                                                             ---------
Unrealized appreciation-net                                  $ 10,704
                                                             =========
(b) Non-income producing security.


60  See accompanying notes

Schedule of Investments

Micro-Cap Growth Fund
June 30, 1999


                                                                         Value
                                                          Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 94.4%
--------------------------------------------------------------------------------

Aerospace 1.1%
Howmet International, Inc. (b)                           157,100       $ 2,700

Building 7.7%
Crossmann Communities, Inc. (b)                          190,250         5,528
Dal-Tile International, Inc. (b)                         327,100         3,721
Beazer Homes USA, Inc. (b)                               156,600         3,631
Meritage Corp. (b)                                       258,000         2,822
Dayton Superior Corp. 'A' (b)                            143,700         2,667
                                                                       --------
                                                                        18,369
Capital Goods 11.2%
Astec Industries, Inc. (b)                               135,300         5,513
Strattec Strategy Corp. (b)                              140,200         4,732
Quixote Corp.                                            332,700         4,055
HEICO Corp.                                              137,700         3,425
Brooks Automation, Inc. (b)                              107,600         2,912
HEICO Corp. 'A'                                           87,300         2,117
MYR Group, Inc.                                          110,500         1,941
Engineered Support Systems, Inc.                          99,350         1,174
Transportation Technologies Industries, Inc.              50,000           663
                                                                       --------
                                                                        26,532
Consumer Discretionary 26.6%
K-Swiss, Inc. 'A'                                        142,600         6,630
Dover Downs Entertainment, Inc.                          321,800         5,692
Shoe Carnival, Inc. (b)                                  314,400         5,345
Movado Group, Inc.                                       192,212         4,973
Chico's Fas, Inc. (b)                                    192,400         4,521
Winsloew Furniture, Inc. (b)                             130,100         4,375
Stanley Furniture Co, Inc. (b)                           187,600         4,221
Haverty Furniture Cos., Inc.                             113,700         4,008
Brookstone, Inc. (b)                                     241,600         3,745
Craftmade International, Inc.                            282,900         3,678
United Natural Foods, Inc. (b)                           124,100         3,071
Koala Corp. (b)                                          113,300         3,031
Rare Hospitality International, Inc. (b)                 118,100         3,012
Rush Enterprises, Inc. (b)                               129,700         2,091
The Rowe Companies                                       186,700         1,949
REX Stores Corp. (b)                                      51,700         1,541
Roadhouse Grill, Inc. (b)                                200,000         1,288
                                                                       --------
                                                                        63,171
Consumer Services 8.3%
Morton's Restaurant Group, Inc. (b)                      275,100         5,244
Taco Cabana, Inc. 'A' (b)                                480,400         4,894
Seaway Food Town, Inc.                                   133,900         2,628
INTRAV, Inc.                                             125,300         2,224
Group 1 Automotive, Inc. (b)                              96,800         2,045
Dollar Thrifty Automotive Group (b)                       62,600         1,455
Rock of Ages Corp. (b)                                   108,100         1,108
                                                                       --------
                                                                        19,598
Consumer Staples 5.5%

Pilgrim's Pride Corp.                                    130,000         3,900
Hain Food Group, Inc. (b)                                176,800         3,647
J & J Snack Foods Corp. (b)                               99,800         2,395
Sanderson Farms, Inc.                                    167,500         2,387
Hansen Natural Corp. (b)                                 175,000           766
                                                                       --------
                                                                        13,095
Energy 1.8%
St. Mary Land & Exploration                              122,100         2,511
HS Resources, Inc.                                       107,300         1,583
Key Production Co., Inc. (b)                              28,400           261
                                                                       --------
                                                                         4,355
Environmental Services 0.4%
Waste Industries, Inc. (b)                                60,600         1,083

Financial & Business Services 14.8%
Premier National Bancorp, Inc.                           274,557         5,490
Community First Bankshares, Inc.                         198,900         4,749
AG Services of America, Inc. (b)                         254,100         4,383
Chittenden Corp.                                         139,743         4,367
Provident Bankshares Corp.                               168,866         3,926
Alabama National Bancorp                                 155,300         3,883
West Coast Bancorp                                       164,500         2,879
Sterling Bancorp-NY                                      113,500         2,157
Abington Bancorp, Inc.                                   150,200         2,028
John Nuveen Co. 'A'                                       28,400         1,212
                                                                       --------
                                                                        35,074
Health Care 2.1%
Empi, Inc. (b)                                           132,600         3,232
Osteotech, Inc. (b)                                       64,475         1,854
                                                                       --------
                                                                         5,086
Materials & Processing 1.6%
Building Material Holding Corp. (b)                      324,100         3,727

Technology 9.6%
Catalyst International, Inc. (b)                         244,100         4,379
Dendrite International, Inc. (b)                         102,200         3,692
Cybex Computer Products (b)                              131,350         3,661
Ansys, Inc. (b)                                          356,400         3,542
AVT Corp. (b)                                             83,300         3,155
Ardent Software, Inc. (b)                                144,900         3,079
Lightbridge, Inc. (b)                                     74,200           932
Vicon Industries, Inc. (b)                                29,100           260
                                                                       --------
                                                                        22,700
Transportation 3.7%
Providence & Worcester Railroad Co.                      235,100         3,321
Railamerica, Inc. (b)                                    295,000         3,042
MS Carriers, Inc. (b)                                     80,600         2,390
                                                                       --------
                                                                         8,753
                                                                       --------
Total Common Stocks                                                    224,243
(Cost $176,376)                                                        ========

-------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 5.3%
-------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                          (000s)
Repurchase Agreement 5.3%
State Street Bank
   3.500% due 07/01/1999                               $  12,490        12,490
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Bond 7.250% 05/15/2016
    valued at $12,740,060. Repurchase
    proceeds are $12,491,214.)
                                                                     ----------
Total Short-Term Instruments                                            12,490
(Cost $12,490)                                                       ==========

Total Investments (a) 99.7%                                          $ 236,733
(Cost $188,866)

Other Assets and Liabilities (Net) 0.3%                                    706
                                                                     ----------

Net Assets 100.0%                                                    $ 237,439
                                                                     ==========
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $188,866 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                             $  53,019

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                              (5,152)
                                                                     ----------

Unrealized appreciation-net                                          $  47,867
                                                                     ==========
(b) Non-income producing security

                                                      See accompanying notes  61

Schedule of Investments

Equity Income Fund
June 30, 1999

                                                                         Value
                                                          Shares        (000s)
-------------------------------------------------------------------------------
COMMON STOCKS 98.7%
-------------------------------------------------------------------------------

Aerospace 2.2%
BFGoodrich Co.                                           105,000    $    4,462

Capital Goods 8.0%
Hubbell, Inc. 'B'                                         96,000         4,356
GATX Corp.                                               109,000         4,149
Deere & Co.                                              102,600         4,066
Dana Corp.                                                79,900         3,680
                                                                    -----------
                                                                        16,251
Communications 6.3%
Bell Atlantic Corp.                                       66,932         4,376
GTE Corp.                                                 56,800         4,303
U.S. West, Inc.                                           69,000         4,054
                                                                    -----------
                                                                        12,733
Consumer Discretionary 15.5%
Whirlpool Corp.                                           59,200         4,381
Springs Industries, Inc. 'A'                              99,000         4,319
Armstrong World Industries                                72,000         4,162
Ford Motor Co.                                            71,400         4,030
Penny J.C., Inc.                                          81,000         3,934
Eastman Kodak Co.                                         56,000         3,794
UST, Inc.                                                129,400         3,785
American Greetings Corp. 'A'                              98,000         2,952
                                                                    -----------
                                                                        31,357
Consumer Staples 7.9%
SUPERVALU, Inc.                                          164,600         4,228
RJ Reynolds Tobacco Holdings, Inc.                       126,600         3,988
Anheuser Busch Cos., Inc.                                 56,000         3,972
Kimberly-Clark Corp.                                      65,500         3,733
                                                                    -----------
                                                                        15,921
Energy 10.1%
Repsol SA SP - ADR                                       208,500         4,235
USX Marathon Group                                       129,000         4,201
Kerr McGee Corp.                                          81,000         4,065
Mobil Corp.                                               41,000         4,059
Ultramar Diamond Shamrock Corp.                          180,500         3,937
                                                                    -----------
                                                                        20,497
Environmental Services 2.0%
Browning Ferris Industries, Inc.                          94,000         4,042

Financial & Business Services 19.6%
Union Planters Corp.                                     180,000         8,044
Edwards (A.G.), Inc.                                     128,000         4,128
Morgan, J.P. & Co., Inc.                                  29,100         4,088
Deluxe Corp.                                             105,000         4,088
KeyCorp                                                  123,000         3,951
Republic New York Corp.                                   57,900         3,948
HRPT Properties Trust                                    252,600         3,868
PNC Bank Corp.                                            65,000         3,746
Ohio Casualty Corp.                                      102,400         3,699
                                                                    -----------
                                                                        39,560
Health Care 2.0%
Mallinckrodt, Inc.                                       109,700         3,990

Materials & Processing 9.8%
USX-U.S. Steel Group, Inc.                               299,400         8,084
Georgia-Pacific Corp. (Timber Group)                     156,700         3,957
Tenneco, Inc.                                            164,000         3,916
Westvaco Corp.                                           134,000         3,886
                                                                    -----------
                                                                        19,843
Technology 3.9%
Harris Corp.                                             199,400         7,814

Utilities 11.4%
NICOR, Inc.                                              105,000         3,997
Constellation Energy Group, Inc.                         133,000         3,940
Peoples Energy Corp.                                     103,000         3,882
Public Service Enterprise Group, Inc.                     94,500         3,863
DTE Energy Co.                                            95,000         3,800
Central & South West Corp.                               148,800         3,478
                                                                    -----------
                                                                        22,960
                                                                    -----------
Total Common Stocks                                                    199,430
(Cost $180,043)                                                     ===========

Total Investments (a) 98.7%                                         $  199,430
(Cost $180,043)

Other Assets and Liabilities (Net) 1.3%                                  2,575
                                                                    -----------
Net Assets 100.0%                                                   $  202,005
                                                                    ===========
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $180,175 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                           $   27,086

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (7,831)
                                                                    -----------

Unrealized appreciation-net                                         $   19,255
                                                                    ===========
62  See accompanying notes

Schedule of Investments
Value Fund
June 30, 1999

                                                                         Value
                                                          Shares        (000s)
-------------------------------------------------------------------------------
COMMON STOCKS 94.0%
-------------------------------------------------------------------------------

Aerospace 1.9%
Northrop Grumman Corp.                                    66,000       $ 4,376

Capital Goods 3.9%
Dana Corp.                                               102,700         4,731
Deere & Co.                                              108,000         4,280
                                                                       --------
                                                                         9,011
Communications 8.1%
Bell Atlantic Corp.                                      146,000         9,545
GTE Corp.                                                122,000         9,242
                                                                       --------
                                                                        18,787
Consumer Discretionary 13.5%
Thomas & Betts Corp.                                     191,000         9,025
UST, Inc.                                                272,400         7,968
Whirlpool Corp.                                           64,000         4,736
Tupperware Corp.                                         183,000         4,667
American Greetings Corp. 'A'                             128,000         3,856
Brunswick Corp.                                           40,400         1,125
                                                                       --------
                                                                        31,377
Consumer Services 3.8%
King World Productions, Inc.                             129,000         4,491
Central Newspapers, Inc. 'A'                             115,000         4,327
                                                                       --------
                                                                         8,818
Consumer Staples 13.3%
SUPERVALU, Inc.                                          342,000         8,785
Kimberly-Clark Corp.                                     150,000         8,550
Whitman Corp.                                            261,000         4,698
IBP, Inc.                                                193,000         4,584
Anheuser Busch Cos., Inc.                                 60,000         4,256
                                                                       --------
                                                                        30,873
Energy 9.5%
Mobil Corp.                                               90,000         8,910
Kerr McGee Corp.                                          88,000         4,416
Repsol SA SP - ADR                                       216,000         4,388
Ultramar Diamond Shamrock Corp.                          194,000         4,232
                                                                       --------
                                                                        21,946
Environmental Services 1.9%
Browning Ferris Industries, Inc.                         103,000         4,429

Financial & Business Services 7.7%
Union Planters Corp.                                     103,000         4,603
PNC Bank Corp.                                            78,000         4,495
Republic New York Corp.                                   65,000         4,432
Loews Corp.                                               55,500         4,391
                                                                       --------
                                                                        17,921
Health Care 7.5%
Mallinckrodt, Inc.                                       235,000         8,547
American Home Products Corp.                              81,000         4,658
CIGNA Corp.                                               30,700         2,732
Mylan Laboratories, Inc.                                  58,200         1,542
                                                                       --------
                                                                        17,479
Materials & Processing 6.2%
USG Corp.                                                 80,000         4,480
USX-U.S. Steel Group, Inc.                               160,000         4,320
Westvaco Corp.                                           144,000         4,176
IMC Global, Inc.                                          76,700         1,333
                                                                       --------
                                                                        14,309
Technology 5.9%
Harris Corp.                                             117,000         4,585
Sterling Software, Inc. (b)                              169,000         4,510
Apple Computer, Inc.                                      96,000         4,446
                                                                       --------
                                                                        13,541
Utilities 10.8%
Public Service Enterprise Group, Inc.                    210,000         8,584
NICOR, Inc.                                              219,700         8,362
DTE Energy Co.                                           200,000         8,000
                                                                       --------
                                                                        24,946
                                                                       --------
Total Common Stocks                                                    217,813
(Cost $198,964)                                                        ========
                                                        Principal
                                                          Amount         Value
                                                          (000s)        (000s)
-------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 5.0%
-------------------------------------------------------------------------------


Repurchase Agreement 5.0%
State Street Bank
    3.500% due 07/01/1999                              $  11,554     $  11,554
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Note 6.375% 09/30/2001
    valued at $11,790,033. Repurchase
    proceeds are $11,555,123.)

                                                                     ----------
Total Short-Term Instruments                                            11,554
(Cost $11,554)                                                       ==========

Total Investments (a) 99.0%                                          $ 229,367
(Cost $210,518)

Other Assets and Liabilities (Net) 1.0%                                  2,271
                                                                     ----------

Net Assets 100.0%                                                    $ 231,638
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $211,558 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                             $  25,023

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                              (7,214)
                                                                     ----------

Unrealized appreciation-net                                          $  17,809
                                                                     ==========
(b) Non-income producing security.


                                                      See accompanying notes  63

Schedule of Investments
Value 25 Fund
June 30, 1999

                                                                         Value
                                                          Shares        (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 109.9%
--------------------------------------------------------------------------------

Aerospace 6.2%
Cordant Technologies, Inc.                                 3,000       $   137

Building 14.0%
Clayton Homes, Inc.                                       10,000           114
Lafarge Corp.                                              2,800            99
York International Corp.                                   2,200            94
                                                                       --------
                                                                           307
Capital Goods 15.5%
Meritor Automotive, Inc.                                   3,800            97
GATX Corp.                                                 2,400            91
Snap-On, Inc.                                              2,400            87
Paccar, Inc.                                               1,200            64
                                                                       --------
                                                                           339
Consumer Discretionary 22.8%
Cooper Tire & Rubber Co.                                   5,000           118
Warnaco Group, Inc. 'A'                                    4,100           110
U.S. Industries, Inc.                                      5,600            95
Armstrong World Industries                                 1,600            93
UST, Inc.                                                  2,800            82
                                                                       --------
                                                                           498
Consumer Services 4.4%
Manpower, Inc.                                             4,300            97

Consumer Staples 2.9%
IBP, Inc.                                                  2,700            64

Energy 3.0%
Ultramar Diamond Shamrock Corp.                            3,000            65

Financial & Business Services 20.5%
American National Insurance Co.                            2,000           143
Golden West Financial Corp.                                1,300           127
Crescent Real Estate Equities Co.                          3,800            90
Old Republic International Corp.                           5,100            88
                                                                       --------
                                                                           448
Materials & Processing 8.8%
USX-U.S. Steel Group, Inc.                                 3,600            97
IMC Global, Inc.                                           5,500            96
                                                                       --------
                                                                           193
Transportation 8.7%
Airborne Freight Corp.                                     3,500            97
Ryder System, Inc.                                         3,600            93
                                                                       --------
                                                                           190
Utilities 3.1%
Constellation Energy Group, Inc.                           2,300            68

                                                                       --------
Total Common Stocks                                                      2,406
(Cost $2,357)                                                          ========

-------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 6.2%
-------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                          (000s)
Repurchase Agreement 6.2%
State Street Bank
    3.500% due 07/01/1999                                $   135           135
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Note 6.500% 05/31/2002
    valued at $138,166. Repurchase
    proceeds are $135,013.)
                                                                       --------
Total Short-Term Instruments                                               135
(Cost $135)                                                            ========

Total Investments (a) 116.1%                                           $ 2,541
(Cost $2,492)

Other Assets and Liabilities (Net) (16.1%)                                (352)
                                                                       --------

Net Assets 100.0%                                                      $ 2,189
                                                                       ========
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $2,504 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                              $    97

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                (60)
                                                                       --------

Unrealized appreciation-net                                            $    37
                                                                       ========

(b) Non-income producing security.

64  See accompanying notes

Schedule of Investments
Small-Cap Value Fund
June 30, 1999

                                                                         Value
                                                          Shares        (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 94.2%
--------------------------------------------------------------------------------
Aerospace 2.7%
Kaman Corp.                                              259,000     $   4,063
Newport News Shipbuilding, Inc.                          127,000         3,747
Cordant Technologies, Inc.                                70,000         3,163
                                                                     ----------
                                                                        10,973
Building 6.7%
MDC Holdings, Inc.                                       202,900         4,362

Hughes Supply, Inc.                                      129,000         3,830
Lennar Corp.                                             159,000         3,816
Lone Star Industries, Inc.                               100,000         3,756
Hussmann International, Inc.                             224,000         3,710
Fleetwood Enterprises, Inc.                              140,000         3,701
Butler Manufacturing Co.                                 118,000         3,297
                                                                     ----------
                                                                        26,472
Capital Goods 11.3%
GenCorp, Inc.                                            178,000         4,495
Westinghouse Air Brake Co.                               173,000         4,487
C&D Technologies, Inc.                                   138,000         4,226
Precision Castparts Corp.                                 93,000         3,953
Intermet Corp.                                           259,000         3,917
Meritor Automotive, Inc.                                 144,000         3,672
Standard Products                                        143,000         3,664
Barnes Group, Inc.                                       163,000         3,545
Gleason Corp.                                            198,000         3,329
Borg-Warner Automotive, Inc.                              60,000         3,300
Tecumseh Products Co. 'A'                                 53,000         3,210
MTS Systems Corp.                                        261,700         3,189
                                                                     ----------
                                                                        44,987
Consumer Discretionary 12.3%
Burlington Coat Factory Warehouse Corp.                  259,000         5,002
Enesco Group, Inc.                                       183,000         4,232
Harman International Industries, Inc.                     88,000         3,872
Brown Shoe Co., Inc.                                     177,000         3,850
Lancaster Colony Corp.                                   111,500         3,847
Haverty Furniture Cos., Inc.                             109,000         3,842
Russ Berrie & Co., Inc.                                  153,000         3,787
Kimball International 'B'                                210,000         3,544
Banta Corp.                                              166,000         3,486
Jostens, Inc.                                            165,000         3,475
Guilford Mills, Inc.                                     315,000         3,268
Sturm Ruger & Co., Inc.                                  305,000         3,260
Ennis Business Forms                                     380,000         3,254
                                                                     ----------
                                                                        48,719
Consumer Services 3.5%
Norrell Corp.                                            190,000         3,574
Chemed Corp.                                             107,000         3,558
Lubys Cafeterias, Inc.                                   226,000         3,390
Sbarro, Inc.                                             125,000         3,383
                                                                     ----------
                                                                        13,905
Consumer Staples 5.8%
Pilgrim's Pride Corp.                                    189,300         5,678
Michael Foods, Inc.                                      168,000         3,948
Universal Corp.                                          137,000         3,896
Chiquita Brands International                            395,000         3,555
Universal Foods                                          155,000         3,274
Nash Finch Co.                                           278,000         2,806
                                                                     ----------
                                                                        23,157
Energy 3.0%
World Fuel Services Corp.                                288,000         4,248
Mitchell Energy & Development Corp. 'B'                  219,000         4,024
Santa Fe Snyder Corp. (b)                                477,650         3,642
                                                                     ----------
                                                                        11,914
Financial & Business Services 25.9%
Orion Capital Corp.                                      110,000         3,947
Kelly Services, Inc. 'A'                                 127,000         4,080
PXRE Corp.                                               214,000         3,879
Raymond James Financial, Inc.                            161,000         3,854
Dain Rauscher Corp.                                       71,000         3,843
TriNet Corp. Realty Trust, Inc.                          138,000         3,821
AmerUs Life Holdings, Inc. 'A'                           139,000         3,753
UST Corp.                                                123,000         3,721
Glimcher Realty Trust                                    228,000         3,705
American Health Properties, Inc.                         184,000         3,703
United Dominion Realty Trust                             315,000         3,701
Shurgard Storage Centers, Inc.                           134,000         3,635
McGrath Rentcorp                                         179,200         3,584
National Golf Properties, Inc.                           146,300         3,557
Flagstar Bancorp, Inc.                                   140,000         3,535
Merrill Corp.                                            242,000         3,509
Washington Federal, Inc.                                 155,100         3,480
Franchise Finance Corp. of America                       158,000         3,476
Arthur J. Gallagher & Co.                                 70,000         3,465
Presidential Life Corp.                                  176,000         3,454
Rollins Truck Leasing Co.                                308,500         3,432
Selective Insurance Group                                177,000         3,374
Hudson United Bancorp                                    109,000         3,338
Esg Re Limited                                           221,800         3,327
Commercial Federal Corp.                                 143,000         3,316
Innkeepers USA Trust                                     328,000         3,280
BankAtlantic Bancorp, Inc. 'A'                           450,000         3,262
New Plan Excel Realty Trust                              174,000         3,132
Cabot Industrial Trust                                   133,200         2,830
                                                                     ----------
                                                                       102,993
Health Care 2.8%
Arrow International, Inc.                                157,000         4,062
Owens & Minor, Inc.                                      333,000         3,663
Invacare Corp.                                           129,000         3,249
                                                                     ----------
                                                                        10,974
Materials & Processing 6.5%
Wausau-Mosinee Paper Corp.                               224,000         4,032
Caraustar Industries, Inc.                               159,000         3,925
Ethyl Corp.                                              653,000         3,918
Universal Forest Products, Inc.                          180,000         3,870
Commercial Metals Co.                                    135,000         3,848
Lincoln Electric Holdings, Inc.                          160,400         3,288
Cleveland-Cliffs, Inc.                                    95,000         3,076
                                                                     ----------
                                                                        25,957
Technology 1.9%
Dallas Semiconductor Corp.                                78,000         3,939
Autodesk, Inc.                                           125,000         3,695
                                                                     ----------
                                                                         7,634
Transportation 2.7%
USFreightways Corp.                                       84,000         3,890
Airborne Freight Corp.                                   132,000         3,655
Sea Containers Limited 'A'                                98,000         3,289
                                                                     ----------
                                                                        10,834
Utilities 9.1%
Eastern Enterprises                                      100,000         3,975
Washington Gas Light Co.                                 149,000         3,874
Public Service Co. of New Mexico                         190,000         3,776
CMP Group, Inc.                                          142,000         3,719
United Illuminating Co.                                   86,200         3,658
National Fuel Gas Co.                                     74,000         3,589
Commonwealth Energy System                                83,000         3,486
Avista Corp.                                             206,800         3,360
Energen Corp.                                            180,000         3,353
Rochester Gas & Electric Corp.                           124,000         3,294
                                                                     ----------
                                                                        36,084
                                                                     ----------
Total Common Stocks                                                    374,603
(Cost $382,918)                                                      ==========

-------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 5.6%
-------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                          (000s)

Repurchase Agreement 5.6%
State Street Bank
    3.500% due 07/01/1999                              $  22,119        22,119
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Note 5.250% 05/31/2001
    valued at $22,563,432. Repurchase
    proceeds are $22,121,150.)
                                                                     ----------
Total Short-Term Instruments                                            22,119
(Cost $22,119)                                                       ==========

Total Investments (a) 99.8%                                          $ 396,722
(Cost $405,037)

Other Assets and Liabilities (Net) 0.2%                                    921
                                                                     ----------

Net Assets 100.0%                                                    $ 397,643
                                                                     ==========
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $405,824 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                             $  26,505

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                             (35,607)
                                                                     ----------

Unrealized depreciation-net                                          $  (9,102)
                                                                     ==========
(b) Non-income producing security.


                                                      See accompanying notes  65

Schedule of Investments
Enhanced Equity Fund
June 30, 1999


                                                                         Value
                                                          Shares        (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 99.9%
--------------------------------------------------------------------------------

Aerospace 0.6%
Raytheon Co. 'B'                                           2,200      $    155
Northrop Grumman Corp.                                     2,000           133
BFGoodrich Co.                                             2,700           115
                                                                      ---------
                                                                           403
Building 0.8%
Centex Corp.                                               7,200           270
Owens Corning                                              4,000           138
Crane Co.                                                  2,000            63
Fleetwood Enterprises, Inc.                                1,800            48
                                                                      ---------
                                                                           519
Capital Goods 8.8%
General Electric Co.                                      18,800         2,124
AlliedSignal, Inc.                                         9,200           580
Honeywell, Inc.                                            4,200           487
United Technologies Corp.                                  6,600           473
Navistar International Corp. (b)                           6,900           345
Ingersoll-Rand Co.                                         4,700           304
Tyco International Limited                                 2,700           256
W.R. Grace & Co. (b)                                      11,600           213
McDermott International, Inc.                              7,200           203
Johnson Controls, Inc.                                     2,400           166
Paccar, Inc.                                               3,100           165
General Dynamics Corp.                                     2,400           164
ITT Industries, Inc.                                       3,000           114
Avery Dennison Corp.                                       1,700           103
Briggs & Stratton                                          1,000            58
Engelhard Corp.                                            2,100            48
Dana Corp.                                                   800            37
                                                                      ---------
                                                                         5,840
Communications 8.1%
AT&T Corp.                                                23,000         1,284
BellSouth Corp.                                           17,640           827
SBC Communications, Inc.                                  13,400           777
MCI WorldCom, Inc. (b)                                     7,100           612
Bell Atlantic Corp.                                        8,518           557
GTE Corp.                                                  5,200           394
U.S. West, Inc.                                            6,600           388
MediaOne Group, Inc. (b)                                   2,600           193
Nortel Networks Corp.                                      2,000           174
General Instrument Corp. (b)                               2,500           106
CenturyTel, Inc.                                           1,500            60
                                                                      ---------
                                                                         5,372
Consumer Discretionary 12.0%
Wal-Mart Stores, Inc.                                     22,800         1,100
Gap, Inc.                                                 14,850           748
Ford Motor Co.                                            12,600           711
Procter & Gamble Co.                                       7,200           643
Dayton Hudson Corp.                                        7,300           475
TJX Cos., Inc.                                            13,000           433
Costco Cos., Inc. (b)                                      4,600           368
Federated Department Stores, Inc. (b)                      5,900           312
Time Warner, Inc.                                          4,000           294
Eastman Kodak Co.                                          3,800           257
VF Corp.                                                   5,600           239
Masco Corp.                                                7,900           228
Home Depot, Inc.                                           3,500           226
Whirlpool Corp.                                            3,000           222
General Motors Corp.                                       3,200           211
Hasbro, Inc.                                               7,425           207
Lowe's Cos., Inc.                                          3,300           187
Cendant Corp. (b)                                          7,300           150
Black & Decker Corp.                                       2,300           145
Toys R US, Inc. (b)                                        7,000           145
Harrah's Entertainment, Inc. (b)                           6,200           136
Pitney Bowes, Inc.                                         1,700           109
Alberto-Culver Co. 'B'                                     4,000           106
Colgate-Palmolive Co.                                      1,000            99
Liz Claiborne, Inc.                                        2,600            95
Cooper Tire & Rubber Co.                                   3,000            71
Tandy Corp.                                                1,000            49
Delphi Automotive Systems (b)                              2,236            42
                                                                      ---------
                                                                         8,008
Consumer Services 3.2%
Viacom, Inc. 'B' (b)                                      15,800           695
CBS Corp.                                                  6,000           261
Gannett, Inc.                                              3,100           221
Carnival Corp. 'A'                                         4,500           218
Knight-Ridder, Inc.                                        3,800           209
New York Times Co.                                         4,500           166
Darden Restaurants, Inc.                                   6,000           131
King World Productions, Inc.                               3,600           125
Mckesson HBOC, Inc.                                        2,553            82
Tricon Global Restaurants, Inc. (b)                        1,000            54
                                                                      ---------
                                                                         2,162
Consumer Staples 6.7%
Coca-Cola Co.                                             12,400           775
Philip Morris Cos., Inc.                                  16,900           679
Quaker Oats Co.                                            6,400           425
Albertson's, Inc.                                          6,500           335
Pepsico, Inc.                                              8,000           310
Anheuser Busch Cos., Inc.                                  3,500           248
Adolph Coors Co. 'B'                                       5,000           248
SUPERVALU, Inc.                                            9,200           236
Unilever NV - NY                                           2,857           199
Kroger Co. (b)                                             7,000           196
General Mills, Inc.                                        2,400           193
Sara Lee Corp.                                             8,200           186
Fortune Brands, Inc.                                       4,400           182
Safeway, Inc. (b)                                          3,000           149
Clorox Co.                                                   500            53
Sysco Corp.                                                1,600            48
                                                                      ---------
                                                                         4,462
Energy 5.3%
Exxon Corp.                                               13,000         1,003
Mobil Corp.                                                7,700           762
Chevron Corp.                                              6,400           609
Royal Dutch Petroleum Co.                                  8,100           488
Sunoco, Inc.                                               6,700           202
USX Marathon Group                                         4,700           153
Ashland, Inc.                                              3,000           120
Anadarko Petroleum Corp.                                   3,000           110
Amerada Hess Corp.                                         1,000            60
                                                                      ---------
                                                                         3,507
Financial & Business Services 17.5%
Chase Manhattan Corp.                                     10,958           949
Citigroup, Inc.                                           16,510           784
Bank of America Corp.                                      9,274           680
Federal National Mortgage Association                      9,500           650
American International Group, Inc.                         5,050           591
Morgan Stanley, Dean Witter, Discover and Co.              5,730           587
First Union Corp.                                         12,430           584
Bank One Corp.                                             9,144           545
Allstate Corp.                                            11,300           405
Conseco, Inc.                                             12,600           384
State Street Corp.                                         3,800           324
Sun Trust Banks, Inc.                                      4,500           312
Fleet Financial Group, Inc.                                6,900           306
Countrywide Credit Industries, Inc.                        7,100           304
BankBoston Corp.                                           5,200           266
Deluxe Corp.                                               6,800           265
Lincoln National Corp.                                     5,000           262
Bank of New York                                           6,900           253
Lehman Brothers Holdings, Inc.                             4,000           249
Omnicom Group                                              2,900           232
Merrill Lynch & Co.                                        2,900           232
Federal Home Loan Mortgage Corp.                           3,700           215
MGIC Investment Corp.                                      4,200           204
Mellon Bank Corp.                                          5,400           196
American Express Co.                                       1,400           182
Bear Stearns Co., Inc.                                     3,780           177
Golden West Financial Corp.                                1,700           167
Aon Corp.                                                  3,900           161
Paychex, Inc.                                              5,000           159
Northern Trust Corp.                                       1,600           155
Donnelley (R.R.) & Sons Co.                                4,000           148
Loews Corp.                                                1,800           142


66  See accompanying notes

                                                                         Value
                                                          Shares        (000s)
-------------------------------------------------------------------------------
Aetna, Inc.                                                1,400      $    125
National City Corp.                                        1,800           118
Southtrust Corp.                                           3,000           115
Household International, Inc.                              2,000            95
Comerica, Inc.                                             1,500            89
H&R Block, Inc.                                            1,100            55
                                                                      ---------
                                                                        11,667
Health Care 10.6%
Bristol-Myers Squibb Co.                                  14,800         1,042
Merck & Co., Inc.                                         13,000           962
Schering-Plough Corp.                                     15,600           827
Pfizer, Inc.                                               6,600           724
Johnson & Johnson                                          6,900           676
Warner-Lambert Co.                                         7,400           513
Eli Lilly & Co.                                            5,800           415
Amgen, Inc. (b)                                            4,300           262
Bausch & Lomb, Inc.                                        3,100           237
Allergan, Inc.                                             1,900           211
C.R. Bard, Inc.                                            4,000           191
Guidant Corp.                                              3,600           185
CIGNA Corp.                                                2,000           178
Becton Dickinson & Co.                                     5,500           165
Abbott Laboratories                                        3,000           136
HEALTHSOUTH Corp. (b)                                      5,000            75
Watson Pharmaceuticals, Inc. (b)                           2,000            70
Cardinal Health, Inc.                                      1,050            67
St. Jude Medical Inc.                                      1,800            64
Humana, Inc. (b)                                           4,500            58
                                                                      ---------
                                                                         7,058
Materials & Processing 2.3%
Georgia-Pacific Corp.                                      6,200           294
Fort James Corp.                                           5,400           205
Placer Dome, Inc.                                         15,800           187
Ball Corp.                                                 3,500           148
Louisiana-Pacific Corp.                                    5,500           131
Rohm & Haas Co.                                            3,000           129
Alcoa, Inc.                                                2,000           124
FMC Corp. (b)                                              1,600           109
Armco, Inc. (b)                                           16,300           108
USX-U.S. Steel Group, Inc.                                 2,400            65
Air Products & Chemicals                                   1,400            56
                                                                      ---------
                                                                         1,556
Technology 19.7%
Microsoft Corp. (b)                                       37,200         3,355
Intel Corp.                                               26,000         1,547
Lucent Technologies, Inc.                                 22,400         1,511
International Business Machines Corp.                      9,800         1,267
Sun Microsystems, Inc. (b)                                12,700           875
Cisco Systems, Inc. (b)                                   11,900           768
Dell Computer Corp. (b)                                   17,400           644
Unisys Corp. (b)                                          13,400           522
America Online, Inc. (b)                                   4,500           497
Tellabs, Inc. (b)                                          6,900           466
Oracle Corp. (b)                                           9,450           351
Applied Materials, Inc. (b)                                3,000           222
Computer Sciences Corp. (b)                                3,000           207
Xerox Corp.                                                3,200           189
Computer Associates International, Inc.                    3,300           182
Compaq Computer Corp. (b)                                  6,974           165
Solectron Corp. (b)                                        2,000           133
IMS Health, Inc. (b)                                       3,300           103
Apple Computer, Inc.                                       1,700            79
BMC Software, Inc. (b)                                     1,200            65
                                                                      ---------
                                                                        13,148
Transportation 0.7%
Southwest Airlines Co.                                     8,050           251
AMR Corp. (b)                                              1,100            75
Delta Air Lines, Inc.                                      1,200            69
Kansas City Southern Industries, Inc.                      1,000            64
                                                                      ---------
                                                                           459

Utilities 3.6%
Ameritech Corp.                                           13,200           970
FPL Group, Inc.                                            5,000           273
DTE Energy Co.                                             5,600           224
Consolidated Edison, Inc.                                  4,600           208
Texas Utilities Co.                                        4,100           169
Reliant Energy, Inc.                                       5,000           138
Coastal Corp.                                              3,000           120
Edison International                                       4,200           112
Dominion Resources, Inc.                                   2,500           108
Eastern Enterprises                                        2,000            80
                                                                      ---------
                                                                         2,402
                                                                      ---------
Total Common Stocks                                                     66,563
(Cost $48,246)                                                        =========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 0.1%
--------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                          (000s)
Repurchase Agreement 0.1%
State Street Bank
    3.500% due 07/01/1999                               $     46            46
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Note 6.500% 10/15/2006
    valued at $51,855. Repurchase
    proceeds are $46,004.)
                                                                      ---------
Total Short-Term Instruments                                                46
(Cost $46)                                                            =========

Total Investments (a) 100.0%                                          $ 66,609
(Cost $48,292)

Other Assets and Liabilities (Net) 0.0%                                     25
                                                                      ---------

Net Assets 100.0%                                                     $ 66,634
                                                                      ---------
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $48,294 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                             $ 19,577

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (1,262)
                                                                      ---------

Unrealized appreciation-net                                           $ 18,315
                                                                      =========
(b) Non-income producing security.

                                                      See accompanying notes  67

Schedule of Investments
Tax-Efficient Equity Fund
June 30, 1999


                                                                           Value
                                                             Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 99.6%
--------------------------------------------------------------------------------
Aerospace 0.4%
Boeing Co.                                                 1,800        $   80
Raytheon Co. 'B'                                             600            42
                                                                        ------
                                                                           122
Building 0.4%
Crane Co.                                                  1,700            53
Centex Corp.                                               1,100            41
Kaufman & Broad Home Corp.                                   900            22
                                                                        ------
                                                                           116
Capital Goods 8.2%
General Electric Co.                                       7,400           836
AlliedSignal, Inc.                                         2,600           164
Tyco International Limited                                 1,500           142
United Technologies Corp.                                  1,800           129
Honeywell, Inc.                                            1,000           116
McDermott International, Inc.                              4,000           113
Dana Corp.                                                 2,200           101
Ingersoll-Rand Co.                                         1,200            78
Johnson Controls, Inc.                                     1,000            69
Caterpillar, Inc.                                          1,100            66
Paccar, Inc.                                               1,200            64
Avery Dennison Corp.                                       1,000            60
Navistar International Corp. (b)                           1,200            60
Textron, Inc.                                                700            58
General Dynamics Corp.                                       800            55
Briggs & Stratton Corp.                                      900            52
Nacco Industries, Inc. 'A'                                   600            44
PPG Industries, Inc.                                         500            30
Engelhard Corp.                                            1,300            29
Parker Hannifin Corp.                                        500            23
Minnesota Mining & Manufacturing Co.                         100             9
Dover Corp.                                                  100             4
                                                                        ------
                                                                         2,302
Communications 8.3%
AT&T Corp.                                                 9,150           511
MCI WorldCom, Inc. (b)                                     4,900           423
SBC Communications, Inc.                                   5,600           325
Bell Atlantic Corp.                                        4,300           281
BellSouth Corp.                                            5,100           239
GTE Corp.                                                  2,400           182
Nortel Networks Corp.                                      1,100            95
U.S. West, Inc.                                            1,500            88
Vodafone Group PLC SP - ADR                                  400            79
ALLTEL Corp.                                               1,000            72
CenturyTel, Inc.                                             500            20
                                                                        ------
                                                                         2,315
Consumer Discretionary 12.3%
Wal-Mart Stores, Inc.                                     11,100           535
Procter & Gamble Co.                                       3,200           286
Home Depot, Inc.                                           3,500           225
Gap, Inc.                                                  4,275           215
Time Warner, Inc.                                          2,400           176
Ford Motor Co.                                             2,900           163
General Motors Corp.                                       1,700           112
Avon Products, Inc.                                        2,000           111
TJX Cos., Inc.                                             3,000           100
Federated Department Stores, Inc. (b)                      1,700            90
VF Corp.                                                   2,000            86
Eastman Kodak Co.                                          1,200            81
Pitney Bowes, Inc.                                         1,200            77
Walgreen Co.                                               2,600            76
Cendant Corp. (b)                                          3,700            76
Dayton Hudson Corp.                                        1,100            72
Sears Roebuck & Co.                                        1,600            71
Alberto-Culver Co.                                         2,500            67
Brunswick Corp.                                            2,300            64
Masco Corp.                                                2,200            64
Lowe's Cos., Inc.                                          1,100            62
Liz Claiborne, Inc.                                        1,700            62
Harrah's Entertainment, Inc. (b)                           2,300            51
Emerson Electric Co.                                         800            50
Maytag Corp.                                                 700            49
Costco Cos., Inc. (b)                                        600            48
UST, Inc.                                                  1,600            47
American Greetings Corp. 'A'                               1,500            45
MAY Department Stores Co.                                  1,100            45
Armstrong World Industries                                   700            40
Corning, Inc.                                                500            35
Hasbro, Inc.                                               1,200            34
Colgate-Palmolive Co.                                        300            30
Dollar General Corp.                                         906            26
Cooper Tire & Rubber Co.                                   1,000            24
Consolidated Stores Corp. (b)                                700            19
Newell Rubbermaid, Inc.                                      400            19
Wm. Wrigley Jr. Co.                                          100             9
Goodyear Tire & Rubber Co.                                   100             6
                                                                        ------
                                                                         3,448
Consumer Services 3.9%
McDonald's Corp.                                           3,600           149
King World Productions, Inc.                               3,600           125
Viacom, Inc. 'B' (b)                                       2,800           123
Gannett, Inc.                                              1,600           114
Waste Management, Inc.                                     2,100           113
Interpublic Group of Companies, Inc.                       1,300           113
Carnival Corp. 'A'                                         2,200           107
Times Mirror Co. 'A'                                       1,300            77
Knight-Ridder, Inc.                                        1,300            71
Tribune Co.                                                  500            44
McGraw-Hill Companies, Inc.                                  800            43
New York Times Co.                                           600            22
                                                                        ------
                                                                         1,101
Consumer Staples 5.9%
Coca-Cola Co.                                              6,400           400
Philip Morris Cos., Inc.                                   4,600           185
General Mills, Inc.                                        1,700           137
Anheuser Busch Cos., Inc.                                  1,900           135
Kimberly-Clark Corp.                                       2,000           114
SUPERVALU, Inc.                                            3,900           100
Safeway, Inc. (b)                                          1,800            89
Brown-Forman Corp.                                         1,200            78
Clorox Co.                                                   700            75
H.J. Heinz Co.                                             1,300            65
Albertson's, Inc.                                          1,200            62
Bestfoods                                                  1,200            59
Sysco Corp.                                                1,600            48
Sara Lee Corp.                                             1,700            39
Adolph Coors Co. 'B'                                         700            35
Pepsico, Inc.                                                300            12
Kellogg Co.                                                  200             7
                                                                        ------
                                                                         1,640
Energy 5.6%
Exxon Corp.                                                6,200           478
Mobil Corp.                                                2,700           267
Chevron Corp.                                              1,900           181
Royal Dutch Petroleum Co.                                  2,500           151
Rowan Cos., Inc. (b)                                       4,800            89
Sunoco, Inc.                                               2,300            69
Phillips Petroleum Co.                                     1,200            60
Texaco, Inc.                                                 900            56
Atlantic Richfield Co.                                       600            50
AES Corp. (b)                                                700            41
Ashland, Inc.                                              1,000            40
Peco Energy Co.                                              800            34
Southern Co.                                               1,000            27
Enron Corp.                                                  300            25
                                                                        ------
                                                                         1,568
Financial & Business Services 16.4%
Citigroup, Inc.                                            9,200           437
American International Group, Inc.                         2,513           294
Bank of America Corp.                                      3,639           267
Bank One Corp.                                             3,824           228
Chase Manhattan Corp.                                      2,500           216
Morgan Stanley, Dean Witter, Discover and Co.              2,000           205
Federal National Mortgage Association                      2,300           157
First Union Corp.                                          2,800           131
Charles Schwab Corp.                                       1,150           126
Allstate Corp.                                             3,000           108
MBNA Corp.                                                 3,500           107
Bank of New York                                           2,900           106
American Express Co.                                         800           104
Wells Fargo & Co.                                          2,400           103
Sun Trust Banks, Inc.                                      1,400            97
Conseco, Inc.                                              3,100            94
MGIC Investment Corp.                                      1,800            88
Mellon Bank Corp.                                          2,400            87


68  See accompanying notes

                                                                           Value
                                                             Shares       (000s)
--------------------------------------------------------------------------------
Omnicom Group                                              1,000        $   80
Automatic Data Processing, Inc.                            1,800            79
Countrywide Credit Industries, Inc.                        1,800            77
State Street Corp.                                           900            77
SLM Holding Corp.                                          1,400            64
Washington Mutual, Inc.                                    1,800            64
Lehman Brothers Holdings, Inc.                             1,000            62
Regions Financial Corp.                                    1,600            62
National City Corp.                                          900            59
Northern Trust Corp.                                         600            58
Federal Home Loan Mortgage Corp.                           1,000            58
Progressive Corp.                                            400            58
Fleet Financial Group, Inc.                                1,300            58
Lincoln National Corp.                                     1,000            52
Aon Corp.                                                  1,200            50
Bear Stearns Co., Inc.                                     1,025            48
Hartford Financial Services Group, Inc.                      800            47
Equifax, Inc.                                              1,300            46
Marsh & Mclennan Cos                                         600            45
Torchmark Corp.                                            1,300            44
Associates First Capital Corp. 'A'                         1,000            44
BankBoston Corp.                                             800            41
PNC Bank Corp.                                               700            40
Golden West Financial Corp.                                  400            39
Deluxe Corp.                                               1,000            39
MBIA, Inc.                                                   600            39
Unum Corp.                                                   700            38
Capital One Financial Corp.                                  600            33
KeyCorp                                                      900            29
Franklin Resources, Inc.                                     700            28
BB&T Corp.                                                   600            22
Provident Cos., Inc. 'B'                                     400            16
Republic New York Corp.                                      200            14
                                                                       -------
                                                                         4,565
Health Care 11.0%
Merck & Co., Inc.                                          6,000           444
Bristol-Myers Squibb Co.                                   5,600           394
Johnson & Johnson                                          3,400           333
Pfizer, Inc.                                               2,900           318
Schering-Plough Corp.                                      4,800           254
Abbott Laboratories                                        4,600           209
Amgen, Inc. (b)                                            3,000           182
Warner-Lambert Co.                                         2,400           167
American Home Products Corp.                               2,100           121
Medtronic, Inc.                                            1,400           109
Eli Lilly & Co.                                            1,500           107
HEALTHSOUTH Corp. (b)                                      5,500            82
Cardinal Health, Inc.                                        900            58
Guidant Corp.                                              1,100            57
Biomet, Inc.                                               1,300            52
Watson Pharmaceuticals, Inc. (b)                           1,100            39
United Healthcare Corp.                                      600            38
St. Jude Medical Inc.                                      1,000            36
Becton Dickinson & Co.                                     1,100            33
CIGNA Corp.                                                  300            27
                                                                       -------
                                                                         3,060
Materials & Processing 2.9%
Rohm & Haas Co.                                            4,100           176
E.I. Du Pont de Nemours, Inc.                              2,300           157
Alcoa, Inc.                                                1,400            87
Owens-Illinois, Inc. (b)                                   2,000            65
Allegheny Teledyne, Inc.                                   2,800            63
Fort James Corp.                                           1,600            61
Air Products & Chemicals                                   1,100            44
Praxair, Inc.                                                900            44
Tenneco, Inc.                                              1,500            36
Hercules, Inc.                                               700            28
FMC Corp. (b)                                                400            27
Nucor Corp.                                                  400            19
                                                                       -------
                                                                           807
Technology 20.4%
Microsoft Corp. (b)                                       14,800         1,335
Intel Corp.                                               11,000           655
International Business Machines Corp.                      4,700           607
Cisco Systems, Inc. (b)                                    8,400           542
Lucent Technologies, Inc.                                  6,800           459
Hewlett Packard Co.                                        3,300           332
Dell Computer Corp. (b)                                    6,800           251
America Online, Inc. (b)                                   2,200           243
Oracle Corp. (b)                                           6,000           223
Sun Microsystems, Inc. (b)                                 2,600           179
Tellabs, Inc. (b)                                          2,400           162
EMC Corp. (b)                                              2,400           132
Compuware Corp. (b)                                        3,000            95
Applied Materials, Inc. (b)                                1,200            89
BMC Software, Inc. (b)                                     1,500            81
Gateway, Inc. (b)                                          1,100            65
Xerox Corp.                                                1,000            59
Solectron Corp. (b)                                          800            53
Computer Sciences Corp.                                      700            48
Ceridian Corp. (b)                                         1,200            39
Unisys Corp. (b)                                             700            27
EG&G, Inc.                                                   600            21
IMS Health, Inc.                                             400            13
                                                                       -------
                                                                         5,710
Transportation 1.0%
Delta Air Lines, Inc.                                      1,500            86
Burlington Northern Santa Fe Corp.                         2,400            74
Southwest Airlines Co.                                     1,800            56
AMR Corp. (b)                                                500            34
Kansas City Southern Industries, Inc.                        500            32
                                                                       -------
                                                                           282
Utilities 2.9%
Ameritech Corp.                                            3,500           257
Central & South West Corp.                                 3,500            82
Columbia Gas Systems, Inc.                                 1,300            81
Coastal Corp.                                              2,000            80
Duke Energy Corp.                                          1,200            65
GPU, Inc.                                                  1,200            51
DTE Energy Co.                                             1,200            48
Edison International                                       1,500            40
Consolidated Edison, Inc.                                    700            32
Public Service Enterprise Group, Inc.                        600            25
Constellation Energy Group, Inc.                             400            12
Sempra Energy                                                500            11
Peoples Energy Corp.                                         200             8
                                                                       -------
                                                                           792
                                                                       -------
Total Common Stocks                                                     27,828
(Cost $24,538)                                                         =======

-------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 1.1%
-------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                          (000s)
Repurchase Agreement 1.1%
State Street Bank
    3.500% due 07/01/1999                               $    318           318
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Note 6.375% 03/31/2001
    valued at $328,672. Repurchase
    proceeds are $318,031.)
                                                                      --------
Total Short-Term Instruments                                               318
(Cost $318)                                                           ========

Total Investments (a) 100.7%                                          $ 28,146
(Cost $24,856)

Other Assets and Liabilities (Net) (0.7%)                                 (195)
                                                                      --------

Net Assets 100.0%                                                     $ 27,951
                                                                      ========
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $24,882 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                              $  3,640

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                                (376)
                                                                      --------
Unrealized appreciation-net                                           $  3,264
                                                                      ========
(b) Non-income producing security.

                                                       See accompanying notes 69

Schedule of Investments
Structured Emerging Markets Fund
June 30, 1999

                                                                           Value
                                                             Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 100.3%
--------------------------------------------------------------------------------
Argentina 3.9%
Perez Companc SA 'B'                                      76,189     $     442
Banco de Galicia y Buenos Aires SA de CV 'B'              45,968           240
Telefonica de Argentina SA                                63,014           202
Acindar Industria Argentina de Aceros SA 'B'             180,041           200
Telecom Argentina SA 'B'                                  24,749           140
Nobleza Piccardo SAI.C. y F                               40,467           134
Molinos Rio de la Plata SA                                77,337           130
Siderca SA 'A'                                            94,817           127
Banco Frances SA                                          18,485           123
Astra Cia Argentina de Petro SA                           49,820            90
Banco Frances SA - Rights (b)                             18,485             0
Buenos Aires Embotella                                       113             0
                                                                     ---------
                                                                         1,828
Baltic Nations 1.5%
Baltic Fund 'A'                                            7,116           676

Botswana 1.0%
Sechaba Breweries Limited                                181,100           208
Standard Chart Bank Botswana                              33,946           191
Sefalana Holding Co. Limited                              80,500            80
                                                                     ---------
                                                                           479
Brazil 4.8%
Petroleo Brasileiro SA                                    49,850           768
Telecomunicacoes Brasileiras SA SP - ADR                   6,300           568
Companhia Cervejaria Brahma                              234,531           129
Banco Estado de Sao Paul                               2,410,000           103
Brasmotor SA (b)                                       1,270,000            96
Telecomunicacoes Brasileiras SA                          971,323            87
Companhia Fabricadora de Pecas                            22,047            83
Petroleo Brasileiro SA                                   534,543            82
Itausa-Investimentos Itau SA                             123,700            66
Companhia Vidraria Santa Marina                           48,000            57
Banco Do Brasil SA                                    10,300,000            54
Centrais Electricas Brasileiras SA 'B'                 2,310,490            47
Telecomunicacoes de Sao Paulo SA                         388,495            46
Companhia Suzano de Papel e Celulose                      46,000            37
Telesp Celular SA 'B' (b)                                371,057            19
Ligh-Servicos de Electricidade SA                        174,301            14
Telecomunicacoes Brasileiras SA Rights (b)                87,140             0
Casa Anglo Brasileira SA                               4,360,773             0
                                                                     ---------
                                                                         2,256
Bulgaria 0.3%
Framlington Bulgaria Fund (b)                             33,920           153

Chile 3.8%
Compania de Telecomunicaciones
    de Chile SA SP - ADR                                   8,745           216
Masisa SA SP - ADR                                        18,400           193
Administradora de Fondos
    de Pensiones Provida SA SP - ADR                       7,900           174
Banco Santiago SA SP - ADR                                 8,400           161
Compania Cervecerias Unidas SA SP - ADR                    5,600           160
Cristalerias de Chile SP - ADR                             9,200           142
Sociedad Quimica y Minera de Chile SA SP - ADR             4,000           142
Madeco SA SP - ADR                                        11,400           115
Enersis SA SP - ADR                                        4,514           103
Laboratorio Chile SA SP - ADR                              4,600            83
Empresa Nacional de Electricidad SA SP - ADR               6,059            73
Embotelladora Andina SA SP - ADR 'A'                       3,500            70
Gener SA SP - ADR                                          3,900            69
Embotelladora Andina SA SP - ADR 'B'                       4,300            66
Quimica Y Minera DE Chile                                    231             8
                                                                     ---------
                                                                         1,775
China 4.9%
China Telecom Limited (b)                                119,000           331
Yizheng Chemical Fibre  Co. Limited 'H'                  988,000           258
China Merchants Shekou Port Service Co. Limited          390,940           206
Shanghai Petrochemical  Co. Limited 'H'                  813,000           192
Shanghai Diesel Engine Co. Limited  'B'                  592,000           157
Shanghai New Asia Group  Co. Limited 'B'                 554,840           150
Jilin Chemical Industrial Co. Limited                  1,181,000           143
Qingling Motors Co. 'H'                                  502,000           122
China Resources Enterprise Limited                        68,000           120
Shanghai Dazhong Taxi Co. 'B'                            169,000           115
China Travel International Investment
    Hong Kong Limted                                     621,000           100
Maanshan Iron & Steel Co. 'H'                          1,044,000            96
China Overseas Land & Investment                         595,000            84
Harbin Power Equipment  Co. Limited 'H'                  600,000            67
Guangshen Railway  Co. Limited 'H' (b)                   428,000            66
Guangdong Investment Limited                             271,000            57
Shanghai Dajiang Group Co. Limited  'B'                  181,200            24
                                                                     ---------
                                                                         2,288
Colombia 0.5%
Bancolumbia SP - ADR                                      17,400            83
Carulla y Compania SP - ADR                               34,700            56
Cadena Almacenes SP - ADR                                 31,040            47
Banco Ganadero SA SP - ADR                                 4,966            38
Cementos Diamante SA SP - GDR 144A                         5,800             7
Cementos Diamante SA SP - GDR                              2,300             3
                                                                     ---------
                                                                           234
Croatia 0.5%
Pliva D.D                                                 16,790           254

Czech Republic 2.4%
SPT Telecom AS                                            13,270           215
SPT Telecom AS SP - GDR (b)                               12,100           196
Ceske Radiokomunikace (b)                                  4,500           156
Komercni Banka AS                                          7,033           133
Ceske Energeticke Zavody AS                               58,432           120
Skoda Plzen AS                                            19,058            81
ZDB (b)                                                   10,273            64
Synthesia AS                                              24,784            63
Ceska Pojistovna                                           1,058            48
Vodni Stavby Praha AS                                     10,580            42
                                                                     ---------
                                                                         1,118
Egypt 2.1%
Mobinil-Egyptian Mobile Network (b)                       11,200           252
Suez Cement Co.                                           14,311           199
Commercial International Bank                             18,818           170
Al-Ahram Beverages Co. SAE                                 2,425           135
Egyptian International Pharmaceutical Industries Co.       1,647            73
Paints & Chemical Industries Co. SAE                       3,034            59
Egyptian Financial & Industrial Co.                        3,432            42
Heliopolis Housing & Development Co.                         778            25
                                                                     ---------
                                                                           955
Ghana 0.8%
Ashanti Goldfields Co. Limited SP- GDR                    21,434           149
Unilever Ghana Limited (b)                               113,960            74
Mobil Oil Ghana Limited (b)                                8,631            55
Standard Chartered Bank Ghana Limited                      4,700            39
Aluworks Ghana Limited (b)                                32,200            33
Social Security Bank Limited (b)                          40,000            29
                                                                     ---------
                                                                           379
Greece 4.9%
Attica Enterprises SA                                     23,210           265
J. Boutaris & Son Holdings                                18,990           215
Intracom SA                                                3,100           200
General Construction Rights (b)                            8,586           163
Ergo Bank SA                                               1,506           161
Titan Cement Co. SA                                        1,630           150
General Construction SA                                    8,586           148
National Bank of Greece SA                                 2,024           132
Aluminium of Greece SA                                     3,270           129
Commercial Bank of Greece SA                               1,760           126
Elais Co. SA                                               4,340           115
Hellenic Telecommunication Organization SA                 5,239           112
Alpha Credit Bank                                          1,668           107
Alpha Leasing SA                                           4,023           103
Aegek SA                                                   7,100            74
Aegek SA - Rights                                          7,100            47
Hellenic Bottling Co. SA                                   1,780            43
Naoussa Spinning Mills                                        20             0
Radio Athinai                                                  4             0
                                                                     ---------
                                                                         2,290


70 See accompanying notes

                                                                           Value
                                                             Shares       (000s)
--------------------------------------------------------------------------------
Hungary 3.5%
Antenna Hungaria Rt. (b)                                  11,278      $    225
Gedeon Richter Rt.                                         3,752           163
OTP Bank Rt.                                               3,841           160
Demasz Rt.                                                 2,100           155
BorsodChem Rt.                                             5,681           137
MOL Magyar Olaj-es Gazipari Rt.                            5,630           136
Magyar Tavkozlesi Rt. SP - ADR                             4,800           132
Danubius Hotel and Spa Rt.                                 6,990           127
Inter-Europa Bank Rt.                                      2,362           107
Pick Szeged Rt.                                            3,800           107
Pannonplast Rt.                                            4,760            92
Graboplast Rt.                                            11,870            71
                                                                      --------
                                                                         1,612
India 3.6%
The India Fund, Inc.                                      25,600           254
Indo Gulf Corp. Limited SP - GDR                         132,600           156
Ranbaxy Laboratories Limited SP - GDR                      8,000           132
CESC Limited SP - GDR                                    176,000           123
Hindalco Industries Limited SP - GDR                       6,000           117
I.T.C. Limited SP - GDR                                    3,700           104
State Bank of India SP - GDR                               7,800            96
Bajaj Auto Limited SP - GDR                                5,702            94
Tata Engineering and Locomotive Co.
    Limited SP - GDR                                      15,850            92
Mahindra & Mahindra Limited SP - GDR                      13,129            87
Southern Petrochemical SP - GDR                           23,200            73
UTI India IT Fund (b)                                      2,800            68
Reliance Industries SP - GDR                               6,208            62
Tata Electric Cos. SP - GDR                                  410            61
Indian Rayon & Industries Limited SP - GDR                13,300            47
Indian Hotels Limited SP - ADR                             5,600            45
Grasim Industries SP - GDR                                 8,600            44
Indian Hotels Limited SP - GDR                             3,300            26
                                                                      --------
                                                                         1,681
Indonesia 4.8%
PT Astra International, Inc.                           1,069,000           486
PT Indofood Sukses Makmur                                229,500           312
PT Hanjaya Mandala Sampoerna                             111,000           253
PT Indah Kiat Pulp & Paper Corp.                         534,000           247
PT Telekomunikasi Indonesia                              392,580           227
PT Indocement Tunggal Prakarsa                           444,500           226
PT Jakarta International Hotels                        2,023,500           197
PT Indosat (Persero)                                      83,500           159
PT Mayora Indah                                          724,500           102
PT Bank Internasional Indonesia                          991,800            29
PT Bank Dagang Nasional Indonesia 'F'                  1,022,750             0
                                                                      --------
                                                                         2,238
Israel 3.3%
Bezek Israeli Telecommunication Corp. Limited            112,579           453
Koor Industries Limited                                    1,670           192
Bank Hapoalim Limited                                     66,186           170
Bank Leumi Le-Israel                                      85,489           162
Israel Chemicals Limited                                  99,033           121
Leumi Insurance Holdings (b)                             121,262           105
Nice Systems Limited                                       3,505            95
Teva Pharmaceutical Industries Limited                     1,986            94
Industrial Buildings Corp.                                36,596            69
Blue Square Chain Investments and Properties
         Limited (b)                                       4,167            68
                                                                      --------
                                                                         1,529
Kenya 0.7%
Uchumi Supermarket Limited                               132,100            87
Firestone East Africa Limited                            303,150            69
Kenya Airways Limited                                    364,500            41
Kenya Power & Lighting Co. Limited                        25,050            39
Sasini Tea & Coffee Limited                               43,600            32
National Industrial Credit Bank                           63,460            26
Athi River Mining Limited                                256,800            19
Kenya Commercial Bank Limited                             28,451            18
                                                                      --------
                                                                           331
Malaysia 4.3%
Commerce Asset-Holding Bhd.                              188,000           421
Malayan Banking Bhd.                                      76,400           207
Leader Universal Holdings Bhd.                           524,000           198
Sime Darby Bhd.                                          159,700           189
Edaran Otomobil Nasional Bhd.                             53,000           179
Telekom Malaysia Bhd.                                     41,000           139
Malaysia Internation Shipping Bhd.                        67,000           111
Genting Bhd.                                              30,200           104
Rashid Hussain Bhd.                                       95,000           101
United Engineers (Malaysia) Bhd.                          67,200            97
Technology Resources Industries Bhd.                     113,000            83
Magnum Corp. Bhd.                                        122,000            80
Nestle Malaysia Bhd.                                      16,000            57
Tenaga Nasional Bhd.                                      16,000            33
Rashid Hussain Bhd. - Rights (b)                          33,250            14
Aokam Perdana Bhd.                                        30,166             0
                                                                      --------
                                                                         2,013
Mauritius Island 0.7%
New Mauritius Hotels Limited                              31,515            58
State Bank of Mauritius Limited (b)                       63,350            42
Sun Resorts Limited 'A'                                   18,800            38
The United Basalt Products (b)                            39,500            37
Mauritius Commercial Bank (b)                              9,034            36
Shell Mauritius Limited (b)                               26,979            29
Mon Tresor & Mon Desert Limited (b)                       23,449            27
Air Mauritius Limited                                     19,100            20
Ireland Blyth Limited (b)                                 29,400            18
Rogers & Co. Limited                                       6,455            17
                                                                      --------
                                                                           322
Mexico 5.7%
Grupo Financiero Banamex Accival SA                      127,000           320
Grupo Financiero Bancomer SA                             833,000           300
Carso Global Telecom 'A1'                                 41,000           260
Alfa SA de CV 'A'                                         58,572           243
Grupo Carso SA de CV 'A1' (b)                             47,000           218
Cemex SA de CV 'CPO'                                      41,630           205
Grupo Televisa SA 'CPO'                                    8,000           179
Grupo Mexico SA 'B'                                       41,000           174
Coca-Cola Femsa SA 'L'                                    78,000           150
Telefonos de Mexico SA (b)                                36,200           145
Grupo Industrial Bimbo SA de CV 'A'                       64,000           143
Cifra SA de CV 'V'                                        68,569           132
Kimberly-Clark de Mexico SA de CV 'A'                     23,000            94
Industrias Penoles SA 'CP' (b)                            32,000            93
Grupo Situr SA  de CV 'B'                                641,000             0
                                                                      --------
                                                                         2,656
Morocco 1.5%
Omnium Nord Africain SA                                    1,348           148
Cie Transports LN                                          3,121           124
Societe Marocaine de l'Industrie du Raffinage              1,510           111
Wafabank                                                     674            70
Banque Commercial du Maroc                                   684            69
Ciments du Maroc                                             648            63
Lesieur Cristal                                              414            62
Brasseries du Nord Marocain                                  259            59
                                                                      --------
                                                                           706
Peru 4.2%
Ferreyros SA                                             584,487           384
Telefonica del Peru SA 'B'                               250,949           377
Cerveceria Backus & Johnston SA 'T'                      757,560           266
Alicorp SA (b)                                           899,556           216
Credicorp Limited                                         15,737           173
Cementos Lima SA                                           9,904           153
Compania de Minas Buenaventura SA 'B'                     16,157           124
Southern Peru Limited 'T'                                 27,374            99
Banco Wiese Limited                                      295,309            80
Indeco SA Trabajo                                        529,222            54
Telefonica Del Peru SA                                     2,530            38
Minsur SA                                                      1             0
                                                                      --------
                                                                         1,964

                                                       See accompanying notes 71

Structured Emerging markets Fund
June 30, 1999
                                                                           Value
                                                          Shares          (000s)
--------------------------------------------------------------------------------
Philippines 3.7%
Philippine Long Distance Telephone Co.                    10,230     $     312
Ayala Corp.                                              652,036           214
Manila Electric Co. 'B'                                   57,580           207
San Miguel Corp. 'B'                                      94,820           207
SM Prime Holdings, Inc.                                  883,000           200
Aboitiz Equity Ventures, Inc. (b)                      3,141,000           172
Ayala Land, Inc.                                         432,600           136
International Container Term Services, Inc.              832,245           108
Petron Corp.                                             739,100            79
Fortune Cement Corp.                                   1,022,250            43
First Philippine Holdings Corp. 'B'                       28,520            32
Philex Mining Corp. 'B'                                1,689,745            17
Sanitary Wares Manufacturing Corp.                           589             0
                                                                     ---------
                                                                         1,727
Poland 4.0%
Elektrim Spolka Akcyjna SA                                17,295           244
Zaklady Piwowarskie W Zywcu SA                             1,920           222
Telekomunikacja Polska SA                                 28,100           197
Bank Rozwoju Eksportu SA                                   4,860           153
Stalexport SA                                             18,715           143
KGHM Polska Miedz SA                                      21,000           132
Wielkopolski Bank Kredytowy SA                            21,628           127
Bank Handlowy W. Warszawie                                 7,285           101
Fabryka Kotlow Rafako SA (b)                              55,460            97
Bank Slaski SA W Katowicach                                1,865            91
Prokom Software SA                                         2,562            85
Mostostal Export SA                                       53,490            67
Przedsiebiorstwo Farmaceutyczne JELFA SA                   6,130            54
Krosnienskie Huty SZKLA SA                                 6,910            47
Zaklady Metali Lekkich Kety (b)                            3,845            40
Huta Szkla Gospodarczego Irena                            30,840            37
Agros Holding SA                                           2,515            17
                                                                     ---------
                                                                         1,854
Romania 1.0%
Romania Investment Fund                                      511           230
Society Generale Romania Fund                              3,870           203
Romanian Growth Fund                                      24,300            35
                                                                     ---------
                                                                           468
Russia 2.7%
Surgutneftegaz SP - ADR                                   21,000           167
LUKoil Holding SP - ADR                                    3,700           147
Uralmash-Zavody SP - ADR                                  80,000           112
Uralmash-Zavody (b)                                       67,000            94
Baltika Brewery (b)                                          300            87
Electrosila                                               31,200            73
Trade House GUM SP - ADR                                  44,100            68
Irkutskenergo SP - ADR                                    11,385            58
Mosenergo SP - ADR                                        12,001            54
Gorkovsky Auto Plant                                       1,400            52
Orenburgneft                                             100,000            50
Trading House TSUM                                       263,100            46
Vimpel-Communications SP - ADR (b)                         1,900            44
Samson                                                    25,791            39
Rao Gazprom SP - ADR                                       3,100            35
Chernogorneft SP - ADR (b)                                12,050            27
Avtov                                                        500            21
LUKoil Holding SP - ADR                                    2,650            19
Unified Energy System SP - ADR                             2,030            18
Rostelecom                                                 1,666            16
Trading House TSUM SP - ADR                                3,200             8
A.O. Tatneft SP - ADR                                      1,700             6
Moscow City Telephone                                         50             6
                                                                     ---------
                                                                         1,247
South Africa 4.0%
Impala Platinum Holdings Limited                          10,570           266
Sasol Limited                                             32,836           234
Nedcor Limited                                             8,900           204
Datatec Limited (b)                                       11,500           166
Liberty Life Association of Africa Limited                12,916           165
Comparex Holdings Limited                                 24,100           152
Anglo American PLC (b)                                     2,568           120
De Beers Centenary                                         4,640           111
Barlow Limited                                            16,400            95
South African Breweries PLC SAB - LN (b)                   9,865            85
South African Breweries PLC SAB - SJ                       7,802            68
Pepkor Limited (b)                                        13,840            56
Liberty International PLC (b)                              6,022            41
Wooltru Limited                                           18,870            32
Wooltru Limited 'N'                                       18,500            30
Edgars Consolidated Stores                                   285             2
                                                                     ---------
                                                                         1,827
South Korea 6.3%
Hite Brewery Co. Limited                                  12,220           425
SK Corp.                                                  11,110           320
Shinhan Bank                                              23,144           260
Korean Air                                                12,070           235
Hanwha Chemical Corp.                                     27,882           203
Pohang Iron & Steel Co. Limited                            1,650           195
Samsung Fire and Marine Insurance                            273           192
Trigem Computer, Inc.                                      4,850           189
LG Electronics                                             6,550           181
Korea Electric Power Corp.                                 3,720           155
Korea Telecom (b)                                          2,250           149
Daewoo Securities Co.                                      7,091           138
SK Telecom Co. Limited SP - ADR                            7,740           132
SK Telecom Co. Limited                                        94           126
SK Telecom Co. Limited - Rights (b)                           43            11
                                                                     ---------
                                                                         2,911
Taiwan 4.1%
Taiwan Fund, Inc.                                         28,435           590
R.O.C. Taiwan Fund                                        66,010           532
Acer, Inc. SP - GDR (b)                                   15,389           192
Yang Ming Marine Transport SP - GDR (b)                   14,486           113
China Steel Corp. SP - GDR                                 6,285            96
Asia Cement  Corp. SP - GDR                                7,874            78
Tuntex Distinct Corp. SP - GDR (b)                        22,552            68
President Enterprise Corp. SP - GDR (b)                    7,090            64
Walsin Lihwa Corp. SP - GDR (b)                           15,571            60
Macronix International Co. Limited SP - ADR                5,786            52
Yageo Corp. SP - GDR (b)                                   9,236            44
Teco Electric & Machinery SP - GDR (b)                     2,002            19
                                                                     ---------
                                                                         1,908
Thailand 4.7%
Shinawatra Computer Co. Limited                           82,200           383
Advanced Info Service Public Co. Limited                  24,600           334
Siam Cement Public Co. Limited 'R'                         6,600           200
Hana Microelectronics Public Co. Limited                  62,800           189
Siam Cement Public Co. Limited                             9,700           182
Land & Houses Public Co. Limited                          80,000           145
TelecomAsia Corp. Public Co. Limited                     132,000           133
Electricity Generating Public Co. Limited                 65,700           126
Thai Farmers Bank Public Co. Limited                      37,000           114
Bangkok Bank Public Co.                                   29,700           111
BEC World Public Co. Limited                              16,000           100
United Communication Industries                          102,000            94
I.C.C. International PLC                                  26,750            65
Banpu Public Co. Limited                                  17,800            35
                                                                     ---------
                                                                         2,211
Turkey 3.4%
Migros Turk TAS                                          295,650           368
Dogan Sirketler Grubu Holding AS                      21,562,770           286
Akbank TAS                                             9,979,250           147
Petrol Ofisi AS                                          354,200           126
Koc Holding AS                                         1,755,580           110
Turk Hava Yollari Anonim Ortakligi                     2,360,000           105
Netas Northern Electric Telekomunikasyon AS            4,328,800            91
Eregli Demir Ve Celik Fabrikalari TAS                  5,903,610            83
Vestel Elektronik Sanayi                                 740,000            81
Arcelik AS                                             1,895,220            67
Bursa Cimento Fabrikasi AS                             1,600,000            55
Aksa Akrilik Kimya Sanayii AS                          2,410,640            43
Cukurova Elektrik (AS)                                    59,840            38
                                                                     ---------
                                                                         1,600

72 See accompanying notes

                                                                         Value
                                                          Shares        (000s)
-------------------------------------------------------------------------------
Venezuela 2.0%
Compania Anonima Nacional Telefonos
    de Venezuela SP - ADR                                 16,000     $     436
Electridad de Caracas (b)                                  7,800           153
Mavesa SA SP - ADR                                        32,000           104
Banco Venezolano de Creditio SP - ADR                     26,753            81
Mantex SAC.A. SP - ADR                                     8,800            64
Siderurgica Venezolana Sivensa SP - ADR                   17,433            52
International Briquettes Holding, Inc. (b)                 6,667            24
                                                                     ---------
                                                                           914
Zimbabwe 0.7%
Wankie Colliery Co. Limited                            1,364,428            90
Delta Corp. Limited                                      287,308            82
Barclays Bank of Zimbabwe                                561,400            80
Interfresh Limited                                     1,829,700            55
                                                                     ---------
                                                                           307
                                                                     ---------
Total Common Stocks                                                     46,711
(Cost $41,235)                                                       =========

-------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 2.5%
-------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                          (000s)
Repurchase Agreements 2.5%

State Street Bank
    3.500% due 07/01/1999                               $  1,170         1,170
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Note 6.250% 02/15/2007
    valued at $1,193,651. Repurchase
    proceeds are $1,170,114.)
                                                                      --------
Total Short-Term Instruments                                             1,170
(Cost $1,170)                                                         ========

Total Investments (a) 102.8%                                          $ 47,881
(Cost $42,405)

Other Assets and Liabilities (Net)(2.8%)                                (1,304)
                                                                      --------

Net Assets 100.0%                                                     $ 46,577
                                                                      ========
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $42,405 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                             $ 13,381

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (7,905)
                                                                      --------

Unrealized appreciation-net                                           $  5,476
                                                                      ========
(b) Non-income producing security.

                                                       See accompanying notes 73

Schedule of Investments
Tax-Efficient Structured Emerging Markets Fund
June 30, 1999


                                                                       Value
                                                         Shares        (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 99.8%
--------------------------------------------------------------------------------

Argentina 3.7%
Perez Companc SA 'B'                                     107,579     $     624
Telefonica de Argentina SA                               133,634           429
Telecom Argentina SA 'B'                                  66,499           375
Banco Frances SA                                          40,346           268
Acindar Industria Argentina de Aceros SA 'B'             216,373           240
Banco de Galicia y Buenos Aires SA de CV 'B'              40,589           212
Nobleza Piccardo SAI.C. y F                               49,664           164
Molinos Rio de la Plata SA                                94,638           159
Siderca SA 'A'                                           110,620           148
Astra Cia Argentina de Petro SA                           49,820            90
Banco Frances SA - Rights                                 40,346             0
Buenos Aires Embotella                                       134             0
                                                                     ---------
                                                                         2,709
Baltic Nations 1.2%
Baltic Fund 'A'                                            9,107           865

Botswana 1.1%
Sechaba Breweries Limited                                382,400           438
Standard Chart Bank Botswana                              40,335           227
Sefalana Holding Co. Limited                              93,100            93
                                                                     ---------
                                                                           758
Brazil 4.2%
Telecomunicacoes Brasileiras SA SP - ADR                  12,080         1,089
Petroleo Brasileiro SA                                    63,200           973
Companhia Cervejaria Brahma                              277,000           153
Banco Estado de Sao Paul                               2,800,457           119
Petroleo Brasileiro SA                                   630,000            97
Telecomunicacoes Brasileiras SA                        1,068,397            96
Brasmotor SA (b)                                       1,063,000            80
Itausa-Investimentos Itau SA                             147,500            78
Companhia Fabricadora de Pecas                            18,777            71
Companhia Vidraria Santa Marina                           57,700            68
Banco Do Brasil SA                                    12,274,300            64
Centrais Electricas Brasileiras SA 'B'                 2,800,000            56
Telecomunicacoes de Sao Paulo SA                         468,534            56
Companhia Suzano de Papel e Celulose                      55,200            45
Telesp Celular SA 'B' (b)                                447,502            23
Light -Servicos de Electricidade SA                       20,000             2
Telecomunicacoes Brasileiras SA Rights (b)                95,849             0
Casa Anglo Brasileira SA                               5,208,000             0
                                                                     ---------
                                                                         3,070
Bulgaria 0.3%
Framlington Bulgaria Fund (b)                             44,260           199

Chile 3.7%
Masisa SA SP - ADR                                        27,900           293
Banco Santiago SA SP - ADR                                13,800           265
Madeco SA SP - ADR                                        26,100           264
Administradora de Fondos de Pensiones
    Provida SA SP - ADR                                   10,600           233
Enersis SA SP - ADR                                        9,916           227
Sociedad Quimica y Minera de Chile SA SP - ADR             6,300           223
Empresa Nacional de Electricidad SA SP - ADR              17,088           207
Cristalerias de Chile SP - ADR                            13,100           202
Compania Cervecerias Unidas SA SP - ADR                    6,700           192
Compania de Telecomunicaciones
    de Chile SA SP - ADR                                   5,396           134
Laboratorio Chile SA SP - ADR                              6,800           122
Embotelladora Andina SA SP - ADR 'B'                       6,700           102
Gener SA SP - ADR                                          5,500            98
Embotelladora Andina SA SP - ADR 'A'                       4,200            84
Quimica Y Minera de Chile                                    364            13
                                                                     ---------
                                                                         2,659
China 5.3%
China Telecom Limited (b)                                223,000           619
Shanghai Diesel Engine Co. Limited  'B'                1,265,120           337
Yizheng Chemical Fibre  Co. Limited 'H'                1,170,000           305
Shanghai New Asia Group  Co. Limited 'B'               1,067,500           288
Jilin Chemical Industrial Co. Limited                  2,354,000           285
Maanshan Iron & Steel Co. 'H'                          2,866,000           262
China Merchants Shekou Port Service Co. Limited          463,518           244
Shanghai Petrochemical  Co. Limited 'H'                  962,000           227
Shanghai Dazhong Taxi Co. 'B'                            331,000           225
China Resources Enterprise Limited                       122,000           215
Qingling Motors Co. 'H'                                  672,000           163
Harbin Power Equipment Co. Limited 'H'                 1,444,000           162
Guangshen Railway Co. Limited 'H' (b)                    946,000           145
Guangdong Investment Limited                             631,800           133
China Travel International Investment
    Hong Kong Limted                                     800,000           129
China Overseas Land & Investment                         762,000           108
Shanghai Dajiang Group Co. Limited  'B'                  214,800            28
                                                                     ---------
                                                                         3,875
Colombia 0.7%
Cadena Almacenes SP - ADR                                118,100           177
Bancolumbia SP - ADR                                      29,100           138
Banco Ganadero SA SP - ADR                                14,600           112
Carulla y Compania SP - ADR                               41,200            67
Cementos Diamante SA SP - GDR 144A                         6,900             9
Cementos Diamante SA SP - GDR                              2,800             4
                                                                     ---------
                                                                           507
Croatia 0.6%
Pliva D.D                                                 28,050           425

Czech Republic 1.8%
SPT Telecom AS SP - GDR (b)                               19,300           313
SPT Telecom AS                                            15,730           254
Komercni Banka AS                                          8,337           157
CEZ                                                       69,256           142
Ceske Radiokomunikace (b)                                  3,000           104
Skoda Plzen AS                                            22,591            96
ZDB (b)                                                   12,178            76
Synthesia AS                                              29,377            74
Ceska Pojistovna                                           1,255            57
Vodni Stavby Praha AS                                     12,541            50
                                                                     ---------
                                                                         1,323
Egypt 1.8%
Mobinil-Egyptian Mobile Network (b)                       15,900           358
Egyptian Financial & Industrial Co.                       11,926           147
Commercial International Bank                             14,833           134
Al-Ahram Beverages Co. SAE                                 2,325           130
Paints & Chemical Industries Co. SAE                       6,469           127
Suez Cement Co.                                            8,814           123
Egyptian International Pharmaceutical Industries Co.       2,613           115
Alexandria National Iron & Steel Co. (b)                   2,546           113
Heliopolis Housing & Development Co.                         922            30
                                                                     ---------
                                                                         1,277
Ghana 1.0%
Ashanti Goldfields Co. Limited SP - GDR                   60,366           419
Unilever Ghana Limited (b)                               135,040            88
Mobil Oil Ghana Limited (b)                               10,174            64
Standard Chartered Bank Ghana Limited                      5,500            46
Aluworks Ghana Limited (b)                                38,100            39
Social Security Bank Limited (b)                          47,400            34
                                                                     ---------
                                                                           690
Greece 5.0%
Attica Enterprises SA                                     39,500           451
Intracom SA                                                5,025           323
General Construction Rights (b)                           15,918           303
Alpha Leasing SA                                          11,275           290
General Construction SA                                   15,918           275
J. Boutaris & Son Holdings                                20,910           237
Titan Cement Co. SA                                        2,565           236
Commercial Bank of Greece SA                               3,120           223
Aegek SA                                                  18,140           190
Ergo Bank SA                                               1,634           175
Hellenic Telecommunication Organization SA                 7,626           163
Aluminium of Greece SA                                     3,900           154
National Bank of Greece SA                                 1,880           123
Aegek SA                                                  18,140           121
Alpha Credit Bank                                          1,848           119
Elais Co. SA                                               4,280           113
Hellenic Bottling Co. SA                                   3,620            87
Heracles General Cement SA                                 2,790            75
                                                                     ---------
                                                                         3,658

74 See accompanying notes

                                                                       Value
                                                         Shares        (000s)
--------------------------------------------------------------------------------
Hungary 3.8%
Magyar Tavkozlesi Rt. SP - ADR                            15,600     $     429
OTP Bank Rt.                                               9,171           382
MOL Magyar Olaj-es Gazipari Rt.                           15,475           373
Antenna Hungaria Rt. (b)                                  13,970           277
Gedeon Richter Rt.                                         5,800           252
Demasz Rt.                                                 2,700           199
BorsodChem Rt. (b)                                         6,964           168
Pick Szeged Rt.                                            5,790           162
Graboplast Rt.                                            25,772           154
Danubius Hotel and Spa Rt.                                 7,558           137
Pannonplast Rt.                                            6,800           132
Inter-Europa Bank Rt.                                      2,390           109
                                                                     ---------
                                                                         2,774
India 4.0%
The India Fund, Inc.                                     107,200         1,065
I.T.C. Limited SP - GDR                                   16,533           465
Morgan Stanley India Investment Fund                      30,000           291
Reliance Industries - GDR                                 24,000           241
Indo Gulf Corp. Limited SP - GDR                         138,300           163
Hindalco Industries Limited SP- GDR                        7,067           138
UTI India IT Fund (b)                                      5,600           136
Bajaj Auto Limited SP - GDR                                6,775           111
Mahindra & Mahindra Limited SP - GDR                      15,490           103
CESC Limited SP - GDR                                    109,800            77
Ranbaxy Laboratories Limited SP - GDR                      2,400            40
Tata Electric Cos. SP - GDR                                  100            15
Tata Engineering and Locomotive Co.
         Limited SP - GDR                                  2,400            14
Indian Hotels Limited SP - GDR                               700             6
                                                                     ---------
                                                                         2,865
Indonesia 5.3%
PT Hanjaya Mandala Sampoerna                             422,000           963
PT Astra International, Inc.                           1,963,000           893
PT Indofood Sukses Makmur                                612,000           831
PT Indah Kiat Pulp & Paper Corp.                         725,221           335
PT Indocement Tunggal Prakarsa                           526,500           268
PT Indosat (Persero)                                     103,500           197
PT Telekomunikasi Indonesia                              287,820           166
PT Mayora Indah                                          922,000           130
PT Bank Internasional Indonesia                        1,175,693            34
PT Bank Dagang Nasional Indonesia 'F'                  2,067,500             0
                                                                     ---------
                                                                         3,817
Israel 3.1%
Bezek Israeli Telecommunication Corp. Limited            108,053           435
Koor Industries Limited                                    2,712           313
Bank Hapoalim Limited                                    120,978           310
Bank Leumi Le-Israel                                     143,110           270
Israel Chemicals Limited                                 173,297           211
Leumi Insurance Holdings (b)                             207,322           180
Industrial Buildings Corp.                                76,709           144
Nice Systems Limited                                       5,178           141
Blue Square Chain Investments
    and Properties Limited (b)                             8,150           133
Teva Pharmaceutical Industries Limited                     2,355           112
                                                                     ---------
                                                                         2,249
Kenya 0.5%
Uchumi Supermarket Limited                               156,500           103
Firestone East Africa Limited                            359,250            81
Kenya Airways Limited                                    432,000            49
Kenya Power & Lighting Co. Limited                        29,700            46
Sasini Tea & Coffee Limited                               51,620            38
National Industrial Credit Bank                           83,661            34
Athi River Mining Limited                                304,400            23
Kenya Commercial Bank Limited                             33,755            21
                                                                     ---------
                                                                           395
Malaysia 5.2%
Commerce Asset-Holdings Bhd.                             322,000           721
United Engineers (Malaysia) Bhd.                         396,800           572
Leader Universal Holdings Bhd.                         1,217,000           461
Sime Darby Bhd.                                          263,000           312
Rashid Hussain Bhd.                                      247,000           262
Malayan Banking Bhd.                                      90,400           245
Edaran Otomobil Nasional Bhd.                             63,000           213
Genting Bhd.                                              50,100           173
Telekom Malaysia Bhd.                                     48,000           162
Magnum Corp. Bhd.                                        245,500           162
Tenaga Nasional Bhd.                                      75,000           156
Malaysia Internation Shipping Bhd.                        80,000           132
Technology Resources Industries Bhd.                     135,000           100
Nestle Malaysia Bhd.                                      20,000            71
Rashid Hussain Bhd. - Rights (b)                          86,450            38
Aokam Perdana Bhd.                                        35,733             0
                                                                     ---------
                                                                         3,780
Mauritius Island 0.5%
New Mauritius Hotels Limited                              37,200            69
State Bank of Mauritius Limited (b)                       75,070            49
Sun Resorts Limited 'A'                                   22,200            45
The United Basalt Products (b)                            46,900            44
Mauritius Commercial Bank (b)                             10,700            43
Shell Mauritius Limited (b)                               32,000            35
Mon Tresor & Mon Desert Limited (b)                       27,800            32
Air Mauritius Limited                                     22,600            24
Ireland Blyth Limited (b)                                 34,809            21
Rogers & Co. Limited                                       7,600            20
                                                                     ---------
                                                                           382
Mexico 4.6%
Grupo Financiero Banamex Accival SA                      167,000           421
Grupo Financiero Bancomer SA                             948,000           342
Alfa SA de CV 'A'                                         78,000           324
Grupo Carso SA de CV 'A1' (b)                             64,000           297
Carso Global Telecom 'A1'                                 46,000           291
Cemex SA de CV 'CPO'                                      55,136           272
Grupo Mexico SA 'B'                                       55,369           235
Grupo Televisa SA 'CPO'                                   10,000           224
Telefonos de Mexico SA (b)                                50,000           200
Coca-Cola Femsa SA 'L'                                    93,000           178
Grupo Industrial Bimbo SA de CV 'A'                       75,777           169
Cifra SA de CV 'V'                                        82,151           158
Industrias Penoles SA 'CP' (b)                            43,000           124
Kimberly-Clark de Mexico SA de CV 'A'                     28,000           114
Grupo Situr SA de CV 'B'                                 759,751             0
                                                                     ---------
                                                                         3,349
Morocco 2.1%
Omnium Nord Africain SA                                    3,131           343
Brasseries du Nord Marocain                                1,007           231
Ciments du Maroc                                           2,335           229
Cie Transports LN                                          4,961           197
Banque Commercial du Maroc                                 1,652           167
Societe Marocaine de l'Industrie du Raffinage              1,790           132
Wafabank                                                   1,242           128
Lesieur Cristal                                              491            73
                                                                     ---------
                                                                         1,500
Peru 3.9%
Credicorp Limited                                         37,832           416
Telefonica del Peru SA 'B'                               268,617           404
Alicorp SA (b)                                         1,317,921           316
Ferreyros SA                                             464,244           304
Telefonica Del Peru SA                                    19,800           299
Cerveceria Backus & Johnston SA 'T'                      694,085           244
Cementos Lima SA                                          14,532           225
Compania de Minas Buenaventura SA 'B'                     24,428           187
Southern Peru Limited 'T'                                 32,448           117
Indeco SA Trabajo                                      1,077,843           110
Buenaventura SA                                            5,500            84
Credicorp Limited                                          7,300            77
Banco Wiese Limited                                      220,361            60
                                                                     ---------
                                                                         2,843
Philippines 3.9%
Petron Corp.                                           3,884,200           413
Ayala Corp.                                            1,173,613           386
San Miguel Corp. 'B'                                     175,100           382
Philippine Long Distance Telephone Co.                    10,180           310
Ayala Land, Inc.                                         856,801           270
SM Prime Holdings, Inc.                                1,104,860           250
Manila Electric Co. 'B'                                   64,008           230
International Container Term Services, Inc.            1,620,887           211

                                                       See accompanying notes 75

Tax-Efficient Structured Emerging Markets Fund
June 30, 1999

                                                                         Value
                                                          Shares        (000s)
--------------------------------------------------------------------------------
Aboitiz Equity Ventures, Inc. (b)                      3,722,205     $     203
Fortune Cement Corp.                                   1,212,125            51
Sanitary Wares Manufacturing Corp.                     2,616,401            41
First Philippine Holdings Corp. 'B'                       33,792            38
Philex Mining Corp. 'B'                                2,003,300            20
                                                                     ---------
                                                                         2,805
Poland 4.2%
Telekomunikacja Polska                                    47,800           341
Elektrim Spolka Akcyjna SA                                23,940           338
KGHM Polska Miedz SA                                      43,640           275
Zaklady Piwowarskie W Zywcu SA                             2,280           263
Telekomunikacja Polska SA                                 35,400           248
Prokom Software SA                                         6,649           221
Bank Rozwoju Eksportu SA                                   5,760           181
Stalexport SA                                             22,185           170
Bank Handlowy W. Warszawie                                11,670           162
KGHM Polska Miedz SA                                      11,300           153
Wielkopolski Bank Kredytowy SA                            25,638           150
Bank Slaski SA W Katowicach                                3,050           149
Fabryka Kotlow Rafako SA (b)                              65,740           115
Mostostal Export SA                                       63,410            80
Przedsiebiorstwo Farmaceutyczne JELFA SA                   7,270            64
Krosnienskie Huty SZKLA SA                                 8,190            56
Zaklady Metali Lekkich Kety (b)                            4,555            48
Huta Szkla Gospodarczego Irena                            36,560            44
Agros Holding SA                                           2,985            20
                                                                     ---------
                                                                         3,078
Portugal 0.0%
Banco Espirito Santo e Comercial de Lisboa SA                712            17

Romania 0.9%
Society Generale Romania Fund                              6,515           342
Romania Investment Fund                                      651           293
Romanian Growth Fund                                      28,700            42
                                                                     ---------
                                                                           677
Russia 2.3%
Fleming Russia Securities                                 49,000           338
Surgutneftegaz SP - ADR                                   18,200           144
Uralmash-Zavody SP - ADR (b)                              94,000           132
Mosenergo SP - ADR                                        27,100           121
Vimpel-Communications SP - ADR (b)                         5,180           120
Irkutskenergo SP - ADR                                    23,300           119
LUKoil Holding SP - ADR                                    2,850           113
Gorkovsky Auto Plant                                       2,600            96
Samson                                                    60,400            91
Electrosila                                               36,800            86
Trade House GUM SP - ADR                                  54,990            85
Baltika Brewery (b)                                          250            73
Trading House TSUM                                       311,900            54
Rostelecom                                                 3,333            32
Chernogorneft SP - ADR (b)                                14,200            31
Avtov                                                        500            21
Trading House TSUM SP - ADR                                3,800            10
Moscow City Telephone                                         50             6
                                                                     ---------
                                                                         1,672
South Africa 3.8%
Sasol Limited                                            112,510           803
Impala Platinum Holdings Limited                          12,601           317
Nedcor Limited                                            10,583           243
De Beers Centenary                                         8,791           211
Anglo American PLC (b)                                     3,900           182
Comparex Holdings Limited                                 28,500           179
Datatec Limited (b)                                        9,800           142
Liberty Life Association of Africa Limited                10,830           139
Barlow Limited                                            19,375           112
Pepkor Limited (b)                                        26,323           106
South African Breweries PLC (b)                           12,000           104
Wooltru Limited 'N'                                       55,000            89
Wooltru Limited                                           22,298            38
Liberty International PLC (b)                              5,049            34
Edgars Consolidated Stores                                   438             3
                                                                     ---------
                                                                         2,702

South Korea 6.5%
Trigem Computer, Inc.                                     35,360     $   1,375
Korea Asia Fund (b)                                          500           788
Samsung Fire and Marine Insurance                            865           609
Hanwha Chemical Corp.                                     78,856           573
Daewoo Securities Co.                                     11,698           227
Korean Air                                                10,930           212
Shinhan Bank                                              18,106           203
Korea Telecom (b)                                          2,250           149
Samsung Electronics                                        1,337           147
Hite Brewery Co. Limited                                   3,880           135
LG Electronics                                             4,463           123
SK Telecom Co. Limited                                        37            50
Korea Electric Power Corp.                                   930            39
SK Telecom Co. Limited SP - ADR                            2,250            38
Hite Brewery Co. Rights (b)                                  638            13
SK Telecom Co. Limited - Rights (b)                           16             4
                                                                     ---------
                                                                         4,685
Taiwan 4.3%
Taiwan Fund, Inc.                                         48,503         1,006
R.O.C. Taiwan Fund                                        97,782           788
Acer, Inc. SP - GDR (b)                                   24,450           305
Tuntex Distinct Corp. SP - GDR (b)                        52,304           158
President Enterprise Corp. SP - GDR (b)                   16,119           145
Asia Cement  Corp. SP - GDR                               14,394           143
China Steel Corp. SP - GDR                                 9,030           138
Yang Ming Marine Transport SP - GDR (b)                   17,066           134
Macronix International Co. Limited SP - ADR               10,860            98
Teco Electric & Machinery SP - GDR (b)                     7,649            73
Walsin Lihwa Corp. SP - GDR (b)                           18,479            71
Yageo Corp. SP - GDR (b)                                  11,060            53
                                                                     ---------
                                                                         3,112
Thailand 4.3%
Land & Houses Public Co. Limited                         296,000           538
Shinawatra Computer Co. Limited                           97,600           455
Advanced Info Service Public Co. Limited                  29,100           395
Thai Farmers Bank Public Co. Limited                     119,900           371
Banpu Public Co. Limited                                 113,200           226
Hana Microelectronics Public Co. Limited                  74,400           224
Siam Cement Public Co. Limited                            11,400           214
BEC World Public Co. Limited                              27,600           172
TelecomAsia Corp. Public Co. Limited                     156,400           158
Siam Makro Public Co.                                     86,300           157
Electricity Generating Public Co. Limited                 77,900           149
Krung Thai Bank Public Co. Limited                       124,800            83
                                                                     ---------
                                                                         3,142
Turkey 3.5%
Migros Turk TAS                                          350,250           436
Petrol Ofisi AS                                          958,170           340
Dogan Sirketler Grubu Holding AS                      25,557,000           339
Akbank TAS                                            20,991,060           308
Eregli Demir Ve Celik Fabrikalari TAS                 14,182,000           198
Bursa Cimento Fabrikasi AS                             5,510,000           189
Turk Hava Yollari Anonim Ortakligi                     3,366,000           150
Arcelik AS                                             4,180,000           149
Koc Holding AS                                         2,047,960           129
Cukurova Elektrik AS                                     150,000            96
Vestel Elektronik Sanayi                                 875,000            95
Netas Northern Electric Telekomunikasyon AS            4,350,000            92
Aksa Akrilik Kimya Sanayii AS                          1,908,800            34
                                                                     ---------
                                                                         2,555
Venezuela 1.8%
Electridad de Caracas (b)                                 19,900           389
Compania Anonima Nacional Telefonos
    de Venezuela SP - ADR                                 13,400           364
Mavesa SA SP - ADR                                        57,900           188
Banco Venezolano de Creditio SP - ADR                     37,936           115
Mantex SAC.A. SP - ADR                                    15,033           110
Siderurgica Venezolana Sivensa SP - ADR                   26,067            78
International Briquettes Holdings, Inc.                    8,000            29
                                                                     ---------
                                                                         1,273

76 See accompanying notes

                                                                         Value
                                                          Shares        (000s)
--------------------------------------------------------------------------------
Zimbabwe 0.9%
Delta Corp. Limited                                      638,684     $     182
Interfresh Limited                                     5,547,900           168
Barclays Bank of Zimbabwe                              1,105,400           157
Wankie Colliery Co. Limited                            2,199,200           145
                                                                     ---------
                                                                           652
                                                                     ---------
Total Common Stocks                                                     72,339
(Cost $73,860)                                                       =========

-------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 0.4%
-------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                          (000s)
Repurchase Agreements 0.4%
State Street Bank
    3.500%due07/01/1999                                 $    336           336
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Note 6.500% 08/31/2001
    valued at $347,296. Repurchase
    proceeds are $336,033.)
                                                                      --------
Total Short-Term Instruments                                               336
(Cost $336)                                                           ========

Total Investments (a) 100.2%                                          $ 72,675
(Cost $74,196)

Other Assets and Liabilities (Net)(0.2%)                                  (166)
                                                                      --------

Net Assets 100.0%$                                                      72,509
                                                                      ========
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $74,215 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                              $ 16,421

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                             (17,961)
                                                                      --------

Unrealized depreciation-net                                           $ (1,540)
                                                                      ========
(b) Non-income producing security.

                                                       See accompanying notes 77

Schedule of Investments
International Fund
June 30, 1999

                                                                         Value
                                                          Shares        (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 87.7%
--------------------------------------------------------------------------------

Brazil 0.0%
Companhia Vale do Rio Doce - Bonus Shares                 27,368      $      0

Chile 2.7%
Compania de Telecomunicaciones
    de Chile SA SP - ADR                                  36,955           915
Banco Santander Chile SP - ADR                            41,850           649
Enersis SA SP - ADR                                       24,122           552
Empresa Nacional de Electricidad SA SP - ADR              39,367           477
Gener SA SP - ADR                                         20,933           372
Compania Cervecerias Unidas SA SP - ADR                   11,400           326
Sociedad Quimica y Minera de Chile SA SP - ADR             9,200           325
Masisa SA SP - ADR                                        21,000           221
Madeco SA SP - ADR                                        20,742           210
Quimica Y Minera de Chile                                    531            19
                                                                      --------
                                                                         4,066
Finland 4.4%
Nokia OYJ                                                 49,012         4,296
Sonera Group OYJ (b)                                      16,500           361
Sanoma-WSOY OYJ 'B' (b)                                    6,120           351
UPM-Kymmene Corp.                                         12,026           345
Hartwall OY AB                                            16,200           240
Viking Line AB                                             5,750           229
Kemira OYJ                                                33,100           200
Rautaruukki OY                                            25,525           154
Okobank                                                   14,164           124
Yit-Yhtyma OY                                             13,344           124
Metsa Serla 'B'                                           13,570           115
Fortum Corp.                                              15,500            75
Rauma Group OY                                               630             7
                                                                      --------
                                                                         6,621
France 14.2%
France Telecom SA                                         30,871         2,331
Total SA                                                  13,030         1,680
Banque National de Paris                                  19,880         1,656
Elf Aquitaine SA                                           9,812         1,439
AXA-UAP                                                   11,300         1,378
L'OREAL                                                    2,030         1,372
Carrefour Supermarche                                      9,130         1,341
Alcatel Alsthom                                            9,130         1,285
Vivendi (Ex-Generale Des Eaux)                            14,858         1,204
Hermes International                                       8,545           854
Lafarge SA                                                 8,901           846
Groupe GTM                                                 7,600           815
Castorama Dubois                                           3,200           759
Pinault-Printemps Redout                                   4,350           746
Renault SA                                                14,900           648
Groupe Danone                                              2,360           608
Compagnie de Saint Gobain                                  3,750           597
Cie Generale D'Optique Essilor International SA            1,850           578
Sodexho Alliance SA                                        3,050           525
Societe BIC SA                                             9,440           498
VIVENDI Warrants (b)                                       2,750             7
Schneider SA                                                   1             0
                                                                      --------
                                                                        21,167
Germany 6.4%
DaimlerChrysler AG                                        13,999         1,222
Deutsche Telekom AG                                       24,000         1,008
Mannesmann AG                                              6,100           912
Bayer AG                                                  18,400           765
Allianz AG                                                 2,517           703
Siemens AG                                                 8,243           636
VEBA AG                                                    7,810           461
BASF AG                                                    9,900           435
Deutsche Bank                                              7,122           434
Volkswagen AG                                              6,590           425
Dresdner Bank AG                                           9,820           382
Bayerische Vereinsbank AG                                  6,000           382
SAP AG-Vorzug                                                870           346
Muenchener Rueckversicherungs-Gesellschaft AG              1,590           299
Muenchener Rueckversicher (b)                              1,590           297
Viag AG                                                      620           288
RWE AG                                                     5,960           276
Metro AG                                                   3,900           248
Deutsche Telekom AG - Rights (b)                          11,000             0
                                                                      --------
                                                                         9,519
Hungary 1.6%
Magyar Tavkozlesi Rt                                     215,400         1,164
MOL Magyar Olaj-es Gazipari Rt                            25,000           602
OTP Bank Rt                                                8,010           334
Gedeon Richter Rt                                          4,745           206
Danubius Hotel and Spa Rt                                  2,890            52
Pick Szeged Rt                                             1,090            31
                                                                      --------
                                                                         2,389
Indonesia 1.4%
PT Telekomunikasi Indonesia                            1,361,880           787
PT Indah Kiat Pulp & Paper Corp.                         795,000           367
PT Indofood Sukses Makmur                                239,000           324
PT Gudang Garam                                           95,000           257
PT Semen Gresik                                           85,000           185
PT Astra International, Inc.                             298,000           136
PT Tambang Timah                                          74,000            64
                                                                      --------
                                                                         2,120
Ireland 1.9%
Allied Irish Banks PLC                                    80,200         1,055
CRH PLC                                                   35,600           631
Kerry Group PLC                                           33,800           401
Irish Life & Permanent PLC                                34,441           364
Jefferson Smurfit Group PLC                              101,200           237
Bank of Ireland                                            9,400           158
                                                                      --------
                                                                         2,846
Israel 1.4%
ECI Telecommunications Limited                            10,100           335
Teva Pharmaceutical Industries Limited                     6,520           310
Bank Hapoalim Limited                                    118,000           303
Koor Industries Limited                                    2,040           235
Bezek Israeli Telecommunication Corp. Limited             45,500           183
Blue Square Chain Investments and Properties
    Limited (b)                                           10,800           177
Makhteshim-Agan Industries Limited (b)                    66,400           149
Israel Chemicals Limited                                  98,200           120
Formula Systems Limited (b)                                3,600           109
Bank Leumi Le-Israel                                      56,500           107
Elite Industries Limited                                   2,260           106
                                                                      --------
                                                                         2,134
Italy 3.2%
ENI SpA                                                  144,600           863
Telecom Italia Mobile SpA                                 90,600           541
Banca Commerciale Italiana                                67,000           489
Telecom Italia SpA                                        45,565           473
Assicuazioni Generali                                     12,280           425
Fiat SpA                                                 114,300           362
Istituto Bancario San Paolo di Torino                     20,757           282
Banca Popolare di Milano                                  34,700           268
Italcementi SpA                                           53,000           266
Cartiere Burgo SpA                                        33,200           213
Benetton Group SpA                                       107,900           212
Montedison SpA                                           121,844           141
Istituto Nazionale delle Assicurazioni                    56,500           131
Italgas                                                   22,200            93
                                                                      --------
                                                                         4,759
Japan 13.8%
Nippon Telegraph & Telephone                                 144         1,678
Toyota Motor Corp.                                        41,000         1,298
Fanuc                                                     22,200         1,193
Bank of Tokyo-Mitsubishi Limited                          83,000         1,182
Kirin Brewery Co. Limited                                 96,000         1,151
Hitachi Limited                                          115,000         1,079
Sumitomo Electric Industries                              84,000           955
Fujisawa Pharmaceutical                                   58,000           945
Sharp Corp.                                               67,000           792
Murata Manufacturing Co.                                  12,000           790
Tokio Marine & Fire Insurance Co.                         71,000           772
Sekisui Chemical Co. Limited                             125,000           725
Fuji Photo Film                                           19,000           719
Mitsubishi Heavy Industries Limited                      174,000           706
Matsushita Electric Industrial Co. Limited                36,000           699

78 See accompanying notes

                                                                         Value
                                                          Shares        (000s)
--------------------------------------------------------------------------------

Bridgestone Corp.                                         21,000       $   635
NEC Corp.                                                 51,000           634
Sankyo Co. Limited                                        24,000           605
Tokyo Electric Power                                      28,300           598
Asahi Chemical Industry Co. Limited                      101,000           560
Shiseido Co. Limited                                      35,000           525
Canon, Inc.                                               18,000           518
Aoyama Trading Co. Limited                                15,500           489
Nippon Light Metal Co.                                   312,000           467
Mitsui O.S.K. Lines Limited                              185,000           398
Sega Enterprises                                          30,000           397
                                                                      --------
                                                                        20,510
Mexico 2.6%
Telefonos de Mexico SP - ADR                              12,070           975
Grupo Modelo SA de CV 'C'                                137,600           392
Cifra SA de CV 'V'                                       180,593           347
Grupo Mexico SA 'B'                                       64,800           276
Grupo Televisa SA SP - GDR (b)                             5,900           264
Cemex SA de CV 'CPO'                                      52,839           260
Grupo Financiero Banamex Accival 'L' (b)                 105,181           254
Grupo Carso SA de CV 'A1' (b)                             40,350           187
Formento Economico Mexicano SP - ADR                       4,440           177
Kimberly-Clark de Mexico SA de CV 'A'                     39,350           161
Grupo Industrial Bimbo SA de CV 'A'                       71,836           160
Alfa SA de CV 'A'                                         30,150           125
Empresas La Moderna SA de CV (b)                          15,400            87
Desc SA de CV 'B'                                         37,600            41
Industrias Penoles SA 'CP' (b)                            12,100            35
Controladora Comercial Mexicana SA de CV                  27,000            28
TV Azteca SA de CV SP - ADR                                4,100            21
Desc SA de CV 'C'                                          7,835             9
Transport Maritima SP - ADR                                  750             4
Grupo Industrial Bimbo Rights (b)                          1,704             0
                                                                      --------
                                                                         3,803
Netherlands 4.1%
Royal Dutch Petroleum Co.                                 29,670         1,737
ING Groep NV                                              14,585           789
Unilever NV                                               10,554           711
Fortis NL                                                 15,660           483
Koninklijke Philips Electronics NV                         3,901           385
ABN-AMRO Holdings                                         16,700           362
Koninklijke KPN NV                                         7,290           342
Verernigde Nederlandse Uitgeversbedrijven
    verenigd Bezit                                         7,880           315
Elsevier NV                                               17,630           204
TNT Post Groep NV (b)                                      7,290           174
Akzo Noble NV                                              3,980           167
Koninklijke Ahold NV                                       4,700           162
Heineken NV                                                3,100           159
Aegon NV                                                   2,100           152
                                                                      --------
                                                                         6,142
Norway 1.7%
Norsk Hydro ASA                                           19,070           719
Orkla ASA 'B'                                             20,800           282
Storebrand ASA                                            37,700           254
Christiania Bank Og Kreditkasse                           66,100           237
Petroleum Geo-Services (b)                                14,500           218
Den Norske Bank ASA                                       61,060           201
Merkantildata ASA                                         17,900           173
Norske Skogindustrier ASA                                  5,600           169
Tomra Systems ASA                                          3,200           120
Tandberg Television ASA (b)                                8,500            87
Hafslund ASA 'B'                                          20,200            84
Unitor ASA                                                 4,000            35
                                                                      --------
                                                                         2,579
Peru 1.4%
Telefonica del Peru SA 'B'                               776,500         1,167
Credicorp Limited                                         30,600           337
Cerveceria Backus & Johnston SA 'T'                      530,552           186
Compania de Minas Buenaventura SA 'A'                     22,480           171
Cementos Lima SA                                          52,121            64
Luz del Sur Servicios SA 'B'                              83,400            54
Compania de Minas Buenaventura SA 'B'                      4,700            36
Banco Wiese SP - ADR                                      18,700            22
                                                                      --------
                                                                         2,037

Poland 1.8%
Telekomunikacja Polska                                   125,500      $    895
Elektrim Spolka Akcyjna SA                                23,380           330
Bank Handlowy W. Warszawie                                23,070           320
Bank Rozwoju Eksportu SA                                   7,480           235
Wielkopolski Bank Kredytowy SA                            30,790           180
Bank Slaski SA W Katowicach                                3,620           177
Big Bank Gdanski SA                                       76,100           169
Softbank SA                                                3,260           113
Stomil Olsztyn SA                                         14,500            81
Debica SA                                                  4,930            60
Bank Przemyslowo-Handlow SA                                1,150            59
                                                                      --------
                                                                         2,619
Portugal 3.7%
EDP-Electricidade de Portugal SA                          88,600         1,595
Portugal Telecom SA                                       30,690         1,248
Banco Comercial Portugues SA 'R'                          23,818           617
Jeronimo Martins - SGPS SA                                14,500           479
BPI-SGPS SA                                               18,400           386
Sonae Investimentos-Sociedade Gestora de
    Participacoes Sociais SA                              10,280           349
Banco Espirito Santo e Comercial de Lisboa SA             14,245           331
Cimpor-Cimentos de Portugal SGPS SA                       10,495           270
Brisa-Auto Estradas de Portugal SA                         5,340           220
Portugal Telecom SA Rights (b)                            38,190             0
                                                                      --------
                                                                         5,495
Singapore 1.1%
Singapore Press Holdings                                  15,400           262
Development Bank of Singapore Limited                     21,000           257
Overseas Chinese Banking                                  30,000           250
Singapore Airlines Limited                                18,000           171
City Developments Limited                                 24,000           154
Singapore Telecommunications                              84,000           144
United Overseas Bank Limited                              18,900           132
Singapore Tech Engineering Limited                        84,000            95
Overseas Union Bank                                       17,270            83
Keppel Corp. Limited                                      22,000            75
                                                                      --------
                                                                         1,623
South Korea 0.5%
Samsung Electronics                                        2,100           230
Samsung Electro-Mechanics                                  5,200           180
Samsung Heavy Industries                                  22,000           120
Korea Telecom                                              1,510           100
SK Corp. Rights (b)                                        2,074            27
Samsung Electronics Rights (b)                               456            22
Samsung Electro-Mechanics Rights (b)                       1,031            17
Samsung Heavy Industries Rights (b)                        7,290             8
                                                                      --------
                                                                           704
Sweden 2.9%
MSCI Sweden Opal Series B (b)                             18,000         4,328

Switzerland 6.9%
Roche Holding AG                                             226         2,322
Novartis AG                                                1,564         2,283
UBS AG (b)                                                 4,570         1,364
Nestle SA                                                    670         1,207
Credit Suisse Group                                        6,585         1,140
New ABB Limited (b)                                        6,225           586
Swisscom AG                                                1,520           572
Zurich Allied AG                                             545           310
Schindler Holding AG                                         164           253
Holderbank Financiere Glarus AG                              194           229
Clariant AG (b)                                              153            63
Holderbank Financiere Glarus AG (b)                          194             3
Ciba Specialty Chemicals AG                                    4             0
                                                                      --------
                                                                        10,332
Taiwan 3.1%
Taiwan Fund, Inc.                                         56,300         1,168
Asustek Computer, Inc. (b)                                42,000           605
Evergreen Marine Corp.                                    29,000           537
Winbond Electronics Corp. (b)                             41,420           462
China Steel Corp. SP - GDR                                29,900           457
Asia Cement  Corp. SP - GDR                               34,000           337
Advanced Semiconductor Engineering SP - GDR (b)           13,000           286
Standards Foods Taiwan Limited (b)                        32,000           250

                                                       See accompanying notes 79

International Fund
June 30, 1999

                                                                         Value
                                                          Shares        (000s)
--------------------------------------------------------------------------------

Nan Ya Plastics Corp.                                    161,000     $     193
Formosa Chem & Fibre Corp. (b)                           144,000           167
Far Eastern Department Stores                            100,000            91
                                                                     ---------
                                                                         4,553
Turkey 2.9%
Turkiye Is Bankasi 'C'                                60,625,400         1,077
Migros Turk TAS                                          409,400           509
Turkiye Garanti Bankasi AS                            64,732,200           483
Yapi ve Kredi Bankasi AS                              32,671,060           472
Eregli Demir Ve Celik Fabrikalari TAS                 20,991,000           293
Arcelik AS                                             6,292,500           224
Yapi ve Kredi Bankasi AS Rights (b)                   25,131,590           182
Aygaz AS                                               1,888,000           168
Haci Omer Sabanci Holding AS                           7,242,000           161
Ege Biracilik ve Malt Sanayii AS                       2,020,000           151
Vestel Elektronik Sanayi                               1,291,000           141
Adana Cimento Sanayii 'A'                              8,110,570           129
Brisa Bridgestone Sabanci Lastik San. ve Tic AS        4,265,000            98
Netas Northern Electric Telekomunikasyon AS            4,227,600            89
Cukurova Elektrik AS                                     134,000            86
Akbank TAS                                             4,187,330            62
Akbank TAS (b)                                         2,093,660            31
Akbank TAS Rights (b)                                  4,187,330            26
Adana Cimento Sanayii Turk Anonim Sirketi (b)            901,010            12
                                                                     ---------
                                                                         4,394
United Kingdom 4.0%
WEBS Index Fund                                          280,000         6,020

                                                                     ---------
Total Common Stocks                                                    130,760
(Cost $115,756)                                                      =========

-------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 7.2%
-------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                          (000s)

Time Deposits 7.2%
State Street Bank
    4.500%due07/01/1999                                $  10,750        10,750

                                                                     ---------
Total Short-Term Instruments                                            10,750
(Cost $10,750)                                                       =========

Total Investments (a) 94.9%                                          $ 141,510
(Cost $126,506)

Other Assets and Liabilities (Net) 5.1%                                  7,577
                                                                     ---------

Net Assets 100.0%                                                    $ 149,087
                                                                     =========
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $126,619 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $  21,688

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (6,797)
                                                                     ---------

Unrealized appreciation-net                                          $  14,891
                                                                     =========
(b) Non-income producing security.

(c) Foreign forward currency contracts outstanding at June 30, 1999.

                          Principal
                             Amount
                         Covered by          Expiration             Unrealized
Type                       Contract               Month           Appreciation
-------------------------------------------------------------------------------

Buy           EC                 88             07/1999              $       0
Buy           JY            247,269             07/1999                      0
                                                                     ---------
                                                                     $       0
(d) Principal amount denoted in indicated currency:

       EC - European Currency Unit
       JY - Japanese Yen

(e) Assets with an aggregate market value of $228,556 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 1999:

                                                          # of      Unrealized
Type                                                 Contracts  (Depreciation)
--------------------------------------------------------------------------------
FTSE 100 Index Futures (09/1999)                            48       $     (87)

80 See accompanying notes

Schedule of Investments
Balanced Fund
June 30, 1999


                                                                          Value
                                                          Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 54.9%
--------------------------------------------------------------------------------
Aerospace 0.6%
Northrop Grumman Corp.                                     6,600        $  438

Building 0.6%
Centex Corp.                                               5,600           210
Lafarge Corp.                                              5,700           202
                                                                        ------
                                                                           412
Capital Goods 4.1%
Deere & Co.                                               11,500           455
Dana Corp.                                                 9,500           438
Tyco International Limited                                 4,100           388
Johnson Controls, Inc.                                     4,800           333
Honeywell, Inc.                                            2,700           313
AlliedSignal, Inc.                                         4,800           302
United Technologies Corp.                                  3,900           280
Textron, Inc.                                              3,000           247
General Electric Co.                                       2,000           226
                                                                        ------
                                                                         2,982
Communications 4.0%
GTE Corp.                                                 17,300         1,310
Bell Atlantic Corp.                                       15,300         1,000
SBC Communications, Inc.                                   4,200           244
ALLTEL Corp.                                               3,400           243
Qualcomm, Inc. (b)                                           900           129
                                                                        ------
                                                                         2,926
Consumer Discretionary 9.0%
Thomas & Betts Corp.                                      20,500           969
UST, Inc.                                                 28,800           842
Tupperware Corp.                                          20,400           520
Whirlpool Corp.                                            6,900           511
American Greetings Corp. 'A'                              11,400           342
Wal-Mart Stores, Inc.                                      7,000           338
TJX Cos., Inc.                                             8,600           286
Lowe's Cos., Inc.                                          5,000           283
Home Depot, Inc.                                           4,300           277
Tandy Corp.                                                5,100           249
Gap, Inc.                                                  4,900           247
Harley-Davidson, Inc.                                      4,400           239
CVS Corp.                                                  4,700           239
Circuit City Stores                                        2,400           223
Cintas Corp.                                               3,300           222
Dayton Hudson Corp.                                        3,200           208
Ford Motor Co.                                             3,400           192
Mohawk Industries, Inc. (b)                                6,100           185
General Motors Corp.                                       2,500           165
                                                                        ------
                                                                         6,537
Consumer Services 2.3%
Central Newspapers, Inc. 'A'                              12,700           478
McGraw-Hill Companies, Inc.                                4,700           254
CBS Corp.                                                  5,700           248
New York Times Co.                                         6,600           243
Waste Management, Inc.                                     4,200           226
Gannett, Inc.                                              3,100           221
                                                                        ------
                                                                         1,670
Consumer Staples 3.4%
Kimberly-Clark Corp.                                      15,300           872
Anheuser Busch Cos., Inc.                                  9,400           667
SUPERVALU, Inc.                                           18,500           475
Kroger Co. (b)                                             8,600           240
Safeway, Inc. (b)                                          4,500           223
                                                                        ------
                                                                         2,477
Energy 4.7%
Mobil Corp.                                                8,900           881
Repsol SA SP - ADR                                        23,000           467
Kerr McGee Corp.                                           9,300           467
Ultramar Diamond Shamrock Corp.                           20,700           452
Royal Dutch Petroleum Co.                                  4,100           247
Atlantic Richfield Co.                                     2,900           242
Peco Energy Co.                                            5,200           218
Unicom Corp.                                               5,600           216
Energy East Corp.                                          7,800           203
                                                                        ------
                                                                         3,393
Environmental Services 0.6%
Browning Ferris Industries, Inc.                          10,400           447

Financial & Business Services 8.1%
Republic New York Corp.                                    7,100           484
Union Planters Corp.                                      10,400           465
PNC Bank Corp.                                             8,000           461
Omnicom Group                                              3,600           288
Chase Manhattan Corp.                                      2,800           243
Bank of New York                                           6,500           238
Citigroup, Inc.                                            4,700           223
Fleet Financial Group, Inc.                                5,000           222
Associates First Capital Corp. 'A'                         4,996           221
Bank of America Corp.                                      3,013           221
Wells Fargo & Co.                                          5,100           218
Capital One Financial Corp.                                3,900           217
Hartford Financial Services Group, Inc.                    3,700           216
Bank One Corp.                                             3,600           214
American Express Co.                                       1,600           208
Marsh & Mclennan Cos                                       2,700           204
Southtrust Corp.                                           5,300           203
Equity Residential Properties Trust                        4,500           203
Alliance Capital Management LP                             6,200           200
Comerica, Inc.                                             3,200           190
Federal Home Loan Mortgage Corp.                           3,200           186
Federal National Mortgage Association                      2,700           185
Countrywide Credit Industries, Inc.                        4,100           175
Morgan Stanley, Dean Witter, Discover and Co.              1,200           123
Lehman Brothers Holdings, Inc.                             1,200            75
                                                                        ------
                                                                         5,883
Health Care 4.4%
Mallinckrodt, Inc.                                        25,900           942
American Home Products Corp.                               8,800           506
Boston Scientific Corp. (b)                                5,900           259
Bristol-Myers Squibb Co.                                   3,300           232
Warner-Lambert Co.                                         3,100           215
CIGNA Corp.                                                2,400           214
United Healthcare Corp.                                    3,300           207
Wellpoint Health Networks, Inc. (b)                        2,400           204
Mylan Laboratories, Inc.                                   5,400           143
Biogen, Inc. (b)                                           2,000           129
Schering-Plough Corp.                                      2,300           122
                                                                        ------
                                                                         3,173
Materials & Processing 2.4%
Westvaco Corp.                                            15,200           441
USG Corp. (b)                                              7,600           426
USX-U.S. Steel Group, Inc.                                15,300           413
Weyerhaeuser Co.                                           3,600           248
Georgia-Pacific Corp.                                      4,500           213
                                                                        ------
                                                                         1,741
Technology 6.2%
Harris Corp.                                              13,000           509
Apple Computer, Inc.                                      10,900           505
Lucent Technologies, Inc.                                  6,385           431
Microsoft Corp. (b)                                        4,500           406
Tellabs, Inc. (b)                                          6,000           405
Texas Instruments, Inc.                                    2,100           305
International Business Machines Corp.                      2,300           297
Cisco Systems, Inc. (b)                                    4,150           268
BMC Software, Inc. (b)                                     4,800           259
Uniphase Corp. (b)                                         1,500           249
Motorola, Inc.                                             2,600           246
Altera Corp. (b)                                           6,400           236
Compuware Corp. (b)                                        6,400           204
Computer Associates International, Inc.                    3,400           187
                                                                        ------
                                                                         4,507
Transportation 0.2%
Southwest Airlines Co.                                     6,000           187

Utilities 4.3%
NICOR, Inc.                                               24,400           929
Public Service Enterprise Group, Inc.                     22,400           916
DTE Energy Co.                                            21,000           840

                                                       See accompanying notes 81

Balanced Fund
June 30, 1999

                                                                         Value
                                                          Shares        (000s)
------------------------------------------------------------------------------
Ameritech Corp.                                            3,400      $    250
Consolidated Edison, Inc.                                  4,100           186
                                                                      --------
                                                                         3,121
                                                                      --------
Total Common Stocks                                                     39,894
(Cost $34,086)                                                        ========

------------------------------------------------------------------------------
 CORPORATE BONDS & NOTES 11.6%
------------------------------------------------------------------------------

                                                       Principal
                                                          Amount
                                                          (000s)
Banking & Finance 5.5%
Ford Motor Credit Corp.
    5.838% due 10/15/2002(d)                              $1,000           998
General Motors Acceptance Corp.
    5.788% due 08/15/2003(d)                               1,000           994
New England Educational Loan Marketing
    5.270% due 06/11/2001(d)                               2,000         2,001
                                                                       -------
                                                                         3,993
Industrials 6.1%
AMR Corp.
  10.000% due 02/01/2001                                     400           419
    9.430% due 05/10/2001                                  1,000         1,044
Conagra, Inc.
    5.298% due 06/12/2000(d)                               2,000         1,999
U.S. West Capital Funding
    5.546% due 06/15/2000(d)                               1,000         1,000
                                                                       -------
                                                                         4,462
                                                                       -------
Total Corporate Bonds & Notes                                            8,455
(Cost $8,405)                                                          =======

-------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES 0.4%
-------------------------------------------------------------------------------

Student Loan Marketing Assn.
    5.080% due 04/25/2004(d)                                 257           257
                                                                       -------
Total U.S. Government Agencies                                             257
(Cost $257)                                                            =======

-------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES 24.3%
-------------------------------------------------------------------------------

Collateralized Mortgage Obligations 2.8%
Federal Home Loan Mortgage Corp.
  10.150% due 04/15/2006                                      11            11
Federal National Mortgage Association
    6.740% due 08/25/2007                                    145           146
    9.500% due 06/25/2018                                    264           282
First Plus Home Loan Trust
 6.060% due 09/10/2011                                     1,000         1,002

GMAC Commercial Mortgage Securities, Inc.
    6.150% due 11/15/2007                                    287           280
Independent National Mortgage Corp.
    7.540% due 11/25/2024(d)                                 216           217
    7.600% due 11/25/2024(d)                                 119           120
                                                                       -------
                                                                         2,058
Federal Home Loan Mortgage Corporation 4.6%
    6.000% due 07/14/2028                                  1,000           940
    6.500% due 07/14/2026                                  2,100         2,027
    8.500% due 03/01/2023                                    320           337
                                                                       -------
                                                                         3,304
Federal Housing Administration 3.2%
    6.000% due 03/20/2028                                  1,921         1,789
    7.000% due 07/01/2014(d)                                 549           509
                                                                       -------
                                                                         2,298
Federal National Mortgage Association 4.5%
    5.500% due 07/14/2029                                  1,000           912
    6.842% due 12/01/2023(d)                                 170           175
    8.500% due 07/01/2002-07/01/2025(e)                    2,065         2,155
                                                                       -------
                                                                         3,242
Government National Mortgage Association 8.4%
    6.000% due 07/22/2029                                  1,000           935
    6.500% due 01/15/2024-07/21/2028(e)                    3,216         3,096
    6.620% due 08/20/2024(d)                                 468           472
    6.875% due 04/20/2023(d)                                 922           941
    7.500% due 05/15/2017                                      6             6
    8.000% due 09/15/2006-11/15/2026(e)                      283           291
    9.500% due 09/15/2009-10/15/2009(e)                       98           105
   10.750% due 09/15/2000-10/15/2000(e)                       38            40
   16.000% due 10/15/2011-04/15/2012(e)                      170           204
                                                                       -------
                                                                         6,090
Other Mortgage-Backed Securities 0.8%
Home Savings of America
    5.530% due 05/25/2027(d)                                 630           619
                                                                       -------
Total Mortgage-Backed Securities                                        17,611
(Cost $17,798)                                                         -------

-------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES 1.4%
-------------------------------------------------------------------------------

MBNA Master Credit Card Trust
    5.121% due 01/15/2002                                  1,000         1,001
                                                                       -------
Total Asset-Backed Securities                                            1,001
(Cost $998)                                                            =======

-------------------------------------------------------------------------------
 SHORT-TERM INSTRUMENTS 18.2%
-------------------------------------------------------------------------------

Commercial Paper 15.1%
BellSouth Telecommunications, Inc.
    5.230% due 07/07/1999                                  1,000           999
Coca-Cola Co.
    4.760% due 07/30/1999                                    100           100
Emerson Electric Co.
    5.000% due 07/09/1999                                    500           498
Federal Home Loan Mortgage Corp.
    5.020% due 07/16/1999                                  5,000         4,990
    4.910% due 07/22/1999                                    100           100
Ford Motor Credit Co.
    4.780% due 07/26/1999                                    100           100
Kellogg Co.
    4.950% due 07/16/1999                                  1,000           998
Motorola, Inc.
 5.080% due 08/03/1999                                       900           896
National Rural Utilities Cooperative
    4.780% due 07/23/1999                                    600           598
Procter & Gamble Co.
    4.830% due 07/06/1999                                    400           400
Shell Oil Co.
    5.190% due 07/09/1999                                    300           300
U.S. West Communications
    5.960% due 03/24/2000                                  1,000           958
                                                                       -------
                                                                        10,937
                                                                       =======
Repurchase Agreement 2.9%
State Street Bank
    3.500% due 07/01/1999                                  2,144         2,144
                                                                       -------
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Note 6.875% 05/15/2006
    valued at $415,984, U.S. Treasury Note
    6.875% 05/15/2006 valued at $321,203
    and U.S. Treasury Note 8.500% 11/15/2000
    valued at $1,462,352. Repurchase
    proceeds are $2,144,208.)

U.S. Treasury Bills (c) 0.2%
    4.543% due 09/16/1999                                    165           164
                                                                       -------
Total Short-Term Instruments
(Cost $13,242)                                                          13,245
                                                                       =======
Total Investments (a) 110.8%                                           $80,463
(Cost $74,786)

Written Options (f)(0.0%)                                                   (7)
(Premiums $9)

Other Assets and Liabilities (Net)(10.8%)                               (7,814)
                                                                       -------
Net Assets 100.0%                                                      $72,642
                                                                       =======

82 See accompanying notes

--------------------------------------------------------------------------------
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $74,867 was as follows:

Aggregate gross unrealized appreciation for all
tax cost.                                                            $   6,618

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (1,022)
                                                                     ---------
Unrealized appreciation-net                                          $   5,596
                                                                     =========
(b) Non-income producing security

(c) Securities with an aggregate market value of $2,143 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 1999:
                                                                     Unrealized
                                                           # of   Appreciation/
Type                                                  Contracts  (Depreciation)
--------------------------------------------------------------------------------
Eurodollar March Futures (03/2000)                         6           $   (14)
Eurodollar March Futures (03/2001)                         1                (1)
Eurodollar June Futures (06/2001)                          1                (1)
Eurodollar September Futures (09/2001)                     3                (5)
Eurodollar December Futures (12/1999)                      6               (12)
U.S. Treasury 5 Year Note (09/1999)                        3                 3
U.S. Treasury 10 Year Note (09/1999)                      16                12
U.S. Treasury 30 Year Bond (09/1999)                      35                26
                                                                       ---------
                                                                       $     8
                                                                       =========

(d) Variable rate security. The rate listed is as of June 30, 1999.

(e) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f) Premiums received on written options:
                                                        # of
Type                                               Contracts   Premium   Value
--------------------------------------------------------------------------------
Call - CBOT U.S. Treasury Bond September Futures
   Strike @ 124.00 Exp. 08/21/1999                       1       $   0    $   0
Put - CBOT U.S. Treasury Bond September Futures
   Strike @ 112.00 Exp. 08/21/1999                       1           1        0
Call - CBOT U.S. Treasury Bond September Futures
   Strike @ 126.00 Exp. 08/21/1999                       8           1        0
Put - CBOT U.S. Treasury Bond September Futures
   Strike @ 114.00 Exp. 08/21/1999                       9           7        7
                                                      --------------------------
                                                                 $   9    $   7
                                                      ==========================

                                                      See accompanying notes  83

Notes to Financial Statements
June 30, 1999

1. Organization

PIMCO Funds: Multi-Manager Series (the "Trust" is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of twenty-six separate investment funds (the "Funds"). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional and Administrative Classes (the "Institutional Classes") of the Trust. Certain detailed financial information for the A, B, C and D Classes (the "Other Classes") is provided separately and is available upon request. On June 3, 1999, the Board of Trustees approved the merger of the PIMCO Funds:
Multi-Manager Series Balanced Fund to PIMCO Funds: Pacific Investment Management Series Stategic Balanced Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid quarterly to shareholders of record by the Renaissance, Equity Income, Value and Balanced Funds. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Certain amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting and tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the statement of operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: International Fund - $331,529; Mid-Cap Growth Fund - $8,992; Growth Fund - $57,735; Renaissance Fund - $70,391; Innovation Fund - $24,825; Core Equity Fund - $190; International Growth Fund - $5,923; Equity Income Fund - $22,999; Value Fund - $52,615; Value 25 Fund - $110; Small-Cap Value Fund - $2,070; Enhanced Equity Fund - $8,911; Structured Emerging Markets Fund - $80,685; Tax-Efficient Structured Emerging Markets Fund
- $100,130; Tax-Efficient Equity Fund - $35; and Balanced Fund - $1,122.

Futures and Options. Certain Funds are authorized to enter into futures contracts and options. A Fund may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Repurchase Agreements. Each Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Delayed Delivery Transactions. A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a prede-

June 30, 1999

termined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors L.P. ("PIMCO Advisors") serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.50% for the Growth and Value 25 Funds; 0.55% for the International and Target Funds; 0.57% for the Core Equity Fund; 0.60% for the Renaissance and Small-Cap Value Funds; 0.63% for the Mid-Cap Equity Fund; 0.65% for the Opportunity and Innovation Funds; 0.85% for the International Growth Fund; 1.00% for the Small-Cap Growth Fund; 1.25% for the Micro-Cap Growth Fund; and 0.45% for all other Funds. Each of the Funds also has a sub-advisor which, under the supervision of PIMCO Advisors, directs the investments of the Fund's assets. All of the sub-advisors are affiliates of PIMCO Advisors. The advisory fees received by PIMCO Advisors are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. PIMCO provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class' average daily net assets. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.50% for the International and International Growth, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds and 0.25% for all other Funds. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.65% for the International Fund; 0.45% for the Precious Metals Fund and 0.40% for all other Funds. The Administration Fee for Class D is charged at the annual rate of 0.40%.

Fund Reimbursement Fee. Investors in Institutional Class and Administrative Class shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds are subject to a fee ("Fund Reimbursement Fees"), both at the time of purchase and at the time of redemption, equal to 1.00% of the net asset value of the shares purchased or redeemed. The Fund Reimbursement Fee, which is retained by each respective fund, are accounted for as an addition to paid in capital. Any shares of these Funds held on or before July 1, 1998 will not be subject to Fund Reimbursement Fees upon the subsequent redemption (including any redemption in connection with an exchange).

Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), formerly PIMCO Funds Distribution Company, a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.

     The Trust is permitted to reimburse out of the Administrative Class assets of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

     Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                                        Distribution Fee(%)     Servicing Fee(%)
--------------------------------------------------------------------------------
Class A
All Funds                                               --                0.25
Class B
All Funds                                             0.75                0.25
Class C
All Funds                                             0.75                0.25
Class D
All Funds                                               --                0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 1999, PFD received $8,118,872 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees;
(iii) brokerage fees and commissions and other portfolio transaction expenses;
(iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus for the reasons set forth above.

     Each unaffiliated Trustee receives an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee receives an additional annual retainer of $1,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the entire Board receives and additional annual retainer of $3,000. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. In-Kind Transaction

For the year ended June 30, 1999, the following funds realized gains (losses) from in-kind redemptions of approximately (amounts in thousands):

Capital Appreciation Fund                                            $   2,839
Core Equity Fund                                                        44,520

June 30, 1999

5. Reorganization

On July 1,1998, the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds commenced investment operations immediately following a transaction (the "Transaction") in which each Fund issued Institutional Class shares to unit holders of the Parametric Portfolio Associates Emerging Markets Trust (the "E.M. Trust") a separate account managed by Parametric, in a tax free exchange for the E.M. Trust's net assets. Net assets in the E.M. Trust were transferred in exchange for shares to the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds as follows (shares and amounts in thousands):

                                                                   Fund's
                      Shares      Value of          Total Net      Unrealized
Fund                  Issued      Shares Issued     Assets         Depreciation
--------------------------------------------------------------------------------

Structured            3,558        $35,582          $35,582         $(2,621)
Emerging
Markets Fund

Tax-Efficient         4,416         44,157           44,157         (28,709)
Structured
Emerging
Markets Fund

6.  Federal Income Tax Matters

As of June 30, 1999, the Funds listed in the table below had remaining capital loss carryforwards that were realized in current and prior years. Additionally, the Micro Cap Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, Tax-Efficient Equity Fund, Tax-Efficient Structured Emerging Markets Fund, Value 25 Fund and International Fund realized capital losses and/or foreign currency losses during the period November 1, 1998 through June 30, 1999, which the Funds elected to defer to the following fiscal year pursuant to income tax regulations. The amounts are $452,591, $5,341,188, $573,480, $174,775,
$8,839,879, $5,496 and $332,309 respectively.

     The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

                                                      Capital Loss Carryforwards
                                                 -------------------------------
                                                       Realized
                                                         Losses     Expiration
--------------------------------------------------------------------------------

Micro Cap Growth Fund                             $   8,869,703     6/30/2007
Small Cap Growth Fund                                 4,673,719     6/30/2007
Small Cap Value Fund                                 10,713,421     6/30/2007
Tax-Efficient Equity Fund                                27,778     6/30/2007
Tax-Efficient Structured Emerging Markets Fund        1,625,269     6/30/2007
Value 25 Fund                                            67,139     6/30/2007

7. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the year ended June 30, 1999 were as follows (amounts in thousands):

                                                     U.S. Government/Agency              All Other
                                                  ---------------------------------------------------------
                                                     Purchases        Sales      Purchases          Sales
-----------------------------------------------------------------------------------------------------------
International Fund                                                               $   72,005     $  103,899
Capital Appreciation Fund                                                         1,324,269      1,298,054
Mid-Cap Growth Fund                                                                 915,099        700,331
Micro-Cap Growth Fund                                                               177,623        166,714
Small-Cap Growth Fund                                                                84,868         51,007
Growth Fund                                                                       2,700,173      2,783,041
Target Fund                                                                       2,263,365      2,448,230
Renaissance Fund                                                                  1,341,957      1,391,833
Opportunity Fund                                                                    767,967      1,029,559
Innovation Fund                                                                   1,267,035        761,668
Core Equity Fund                                                                     89,993         66,838
Mid-Cap Equity Fund                                                                  29,610         33,606
International Growth Fund                                                            17,218         17,786
Equity Income Fund                                                                  143,274        157,110
Value Fund                                                                          226,607        263,988
Value 25 Fund                                                                         5,210          2,768
Small-Cap Value Fund                                                                268,878        209,792
Enhanced Equity Fund                                                                 28,382         17,779
Structured Emerging Markets Fund                                                     12,422         10,307
Tax-Efficient Structured Emerging Markets Fund                                       27,853         13,189
Tax-Efficient Equity Fund                                                            26,595          1,829
Balanced Fund                                      $   95,179     $   93,336         62,227         63,077

8. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows (amounts in thousands):

                             Growth Fund            Target Fund            Renaissance Fund       Opportunity Fund
                        ---------------------------------------------------------------------------------------------
                         Premium   Contracts     Premium   Contracts     Premium   Contracts     Premium   Contracts
                        ---------------------------------------------------------------------------------------------
Balance at 06/30/1998   $      0           0    $      0           0    $    132         630    $      0           0
Sales                      1,316       4,436       1,590     112,700         704       4,351       2,957      11,687
Closing Buys                (340)       (956)     (1,140)   (111,775)       (571)     (3,675)       (340)     (1,000)
Expirations                 (976)     (3,480)       (450)       (925)       (132)       (630)       (775)     (3,500)
Exercised                      0           0           0           0        (133)       (676)     (1,842)     (7,187)
                        ---------------------------------------------------------------------------------------------
Balance at 06/30/1999   $      0           0    $      0           0    $      0           0    $      0           0
                        =============================================================================================
                         Innovation Fund         Core Equity           Balanced Fund
                       ----------------------------------------------------------------
                        Premium  Contracts    Premium  Contracts    Premium  Contracts
                       ----------------------------------------------------------------
Balance at 06/30/1998   $   650      1,500    $     0          0    $     0          0
Sales                     4,219      7,425         88        306         27         66
Closing Buys             (3,566)    (6,598)       (21)       (60)         0          0
Expirations              (1,141)    (2,000)       (67)      (246)       (18)       (47)
Exercised                  (162)      (327)         0          0          0          0
                       ----------------------------------------------------------------
Balance at 06/30/1999   $     0          0    $     0          0    $     9         19
                       ================================================================

                                                                                                                                  89

June 30, 1999

9. Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                      International Fund                          Capital Appreciation Fund
                                      ----------------------------------------------  ----------------------------------------------
                                       Year Ended 06/30/1999   Year Ended 06/30/1998   Year Ended 06/30/1999   Year Ended 06/30/1998
                                       Shares         Amount   Shares         Amount   Shares         Amount   Shares         Amount
                                      ----------------------------------------------  ----------------------------------------------
Receipts for shares sold

  Institutional Class                      495    $   5,567          0    $       0     17,583    $ 439,612     10,851    $ 261,189
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                   1,494       16,127          0            0      6,022      152,828      5,609      134,100
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                         61,433      736,111     42,826      559,851      4,010       98,940      6,924      165,130
------------------------------------------------------------------------------------------------------------------------------------

Issued as reinvestment of distributions

  Institutional Class                        6           67          0            0      1,505       35,601      1,599       37,066
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                      13          129          0            0        579       13,612         85        1,973
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                          1,045       11,029      1,129       12,731        590       13,712        176        4,064
------------------------------------------------------------------------------------------------------------------------------------

Cost of shares redeemed

  Institutional Class                     (189)      (2,213)         0            0    (25,867)    (649,159)    (6,904)    (164,429)
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                    (140)      (1,579)         0            0     (3,068)     (76,012)      (748)     (18,481)
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                        (62,751)    (757,207)   (46,890)    (615,042)    (3,149)     (77,743)    (1,007)     (24,147)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) resulting
   from Fund share transactions          1,406    $   8,031     (2,935)   $ (42,460)    (1,795)  $  (48,609)    16,585    $ 396,465
====================================================================================================================================

                                                           Mid-Cap Growth Fund
                                            ------------------------------------------------
                                             Year Ended 06/30/1999     Year Ended 06/30/1998
                                             Shares         Amount     Shares         Amount
                                            ------------------------------------------------
Receipts for shares sold

  Institutional Class                        29,207    $ 640,912       11,844    $ 273,380
--------------------------------------------------------------------------------------------
  Administrative Class                        4,726      104,472        3,327       77,781
--------------------------------------------------------------------------------------------
  Other Classes                               9,113      199,882       10,834      249,617
--------------------------------------------------------------------------------------------

Issued as reinvestment of distributions

  Institutional Class                           925       19,896          975       22,222
--------------------------------------------------------------------------------------------
  Administrative Class                          213        4,543           24          544
--------------------------------------------------------------------------------------------
  Other Classes                                 665       14,079          339        7,672
--------------------------------------------------------------------------------------------

Cost of shares redeemed

  Institutional Class                       (23,032)    (505,497)      (9,011)    (208,995)
--------------------------------------------------------------------------------------------
  Administrative Class                       (3,452)     (74,169)        (381)      (8,950)
--------------------------------------------------------------------------------------------
  Other Classes                              (7,361)    (157,774)      (3,985)     (92,467)
--------------------------------------------------------------------------------------------

Net increase (decrease) resulting
   from Fund share transactions              11,004    $ 246,344       13,966    $ 320,804
============================================================================================

                                                           Renaissance Fund                             Opportunity Fund
                                        --------------------------------------------- ---------------------------------------------
                                         Year Ended 06/30/1999  Year Ended 06/30/1998  Year Ended 06/30/1999  Year Ended 06/30/1998
                                         Shares        Amount   Shares         Amount  Shares         Amount  Shares         Amount
                                        --------------------------------------------- ---------------------------------------------
Receipts for shares sold

  Institutional Class                        6    $      105       44    $      761       19    $       428        0    $         0
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                      58         1,000        0             0       87          1,990        0              0
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                         17,896       305,834   25,025       464,673   71,407      1,722,778   38,787      1,143,829
------------------------------------------------------------------------------------------------------------------------------------

Issued as reinvestment of distributions

  Institutional Class                        0             0        0             0        0              0        0              0
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                       2            25        0             0        0              0        0              0
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                          4,947        74,634    4,447        74,240    3,979         81,564    1,787         48,833
------------------------------------------------------------------------------------------------------------------------------------

Cost of shares redeemed

  Institutional Class                      (43)         (744)       0             0       (2)           (38)       0              0
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                     (37)         (634)       0             0       (4)          (101)       0              0
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                        (20,668)     (350,656) (16,657)     (311,714) (81,838)    (1,986,190) (47,100)    (1,387,528)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) resulting from
   Fund share transactions               2,161    $   29,564   12,859    $  227,960   (6,352)   $  (179,569)  (6,526)   $  (194,866)
====================================================================================================================================

                                                                 Innovation Fund
                                              ----------------------------------------------------
                                               Year Ended 06/30/1999         Year Ended 06/30/1998
                                               Shares         Amount         Shares         Amount
                                              ----------------------------------------------------
Receipts for shares sold

  Institutional Class                              27    $       895              0    $         0
--------------------------------------------------------------------------------------------------
  Administrative Class                              0              0              0              0
--------------------------------------------------------------------------------------------------
  Other Classes                                43,277      1,310,384         22,666        462,206
--------------------------------------------------------------------------------------------------

Issued as reinvestment of distributions

  Institutional Class                               0              0              0              0
--------------------------------------------------------------------------------------------------
  Administrative Class                              0              0              0              0
--------------------------------------------------------------------------------------------------
  Other Classes                                   829         22,135            930         16,937
--------------------------------------------------------------------------------------------------

Cost of shares redeemed

  Institutional Class                             (15)          (505)             0              0
--------------------------------------------------------------------------------------------------
  Administrative Class                              0              0              0              0
--------------------------------------------------------------------------------------------------
  Other Classes                               (25,673)      (753,602)       (23,091)      (468,412)
--------------------------------------------------------------------------------------------------

Net increase (decrease) resulting from
   Fund share transactions                     18,445    $   579,307            505    $    10,731
==================================================================================================

                                                      Micro-Cap Growth Fund                       Small-Cap Growth Fund
                                      ----------------------------------------------  ----------------------------------------------
                                       Year Ended 06/30/1999   Year Ended 06/30/1998   Year Ended 06/30/1999   Year Ended 06/30/1998
                                       Shares         Amount   Shares         Amount   Shares         Amount   Shares         Amount
                                      ----------------------------------------------  ----------------------------------------------

Receipts for shares sold

  Institutional Class                   4,984     $  98,906     3,100   $    69,180      3,014   $    36,581     957   $    13,396
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                    115         2,225       181         4,130        157         1,691      81         1,166
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                             0             0         0             0          0             0       0             0
------------------------------------------------------------------------------------------------------------------------------------

Issued as reinvestment of distributions

  Institutional Class                     339         6,383       910        19,223        206         2,229     360         4,781
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                      4            83        19           396          5            52       1             7
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                             0             0         0             0          0             0       0             0
------------------------------------------------------------------------------------------------------------------------------------

Cost of shares redeemed

  Institutional Class                  (4,495)      (84,282)   (1,382)      (31,187)      (800)       (8,682)   (408)       (5,918)
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                   (171)       (3,312)     (104)       (2,345)       (35)         (379)    (12)         (171)
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                             0             0         0             0          0             0       0             0
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) resulting
   from Fund share transactions           776     $  20,003     2,724   $    59,397      2,547   $    31,492     979   $    13,261
====================================================================================================================================

                                                         Growth Fund                                  Target Fund
                                      ----------------------------------------------  ----------------------------------------------
                                       Year Ended 06/30/1999   Year Ended 06/30/1998   Year Ended 06/30/1999   Year Ended 06/30/1998
                                       Shares         Amount   Shares         Amount   Shares         Amount   Shares         Amount
                                      ----------------------------------------------  ----------------------------------------------

Receipts for shares sold

  Institutional Class                       39   $     1,212         0   $         0        75   $     1,265        0   $         0
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                     207         6,217         0             0       327         5,508        0             0
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                         39,459     1,197,934    25,678       717,015    87,501     1,337,208   80,862     1,289,984
------------------------------------------------------------------------------------------------------------------------------------

Issued as reinvestment of distributions

  Institutional Class                        0             0         0             0         0             0        0             0
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                       0             0         0             0         0             0        0             0
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                          9,157       246,482    10,658       256,426     4,745        64,479   20,941       284,165
------------------------------------------------------------------------------------------------------------------------------------

Cost of shares redeemed

  Institutional Class                       (9)         (268)        0             0        (2)          (36)       0             0
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                     (10)         (288)        0             0       (16)         (275)       0             0
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                        (40,642)   (1,227,582)  (33,879)     (942,831)  (99,140)   (1,510,466) (98,339)   (1,558,833)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) resulting
   from Fund share transactions          8,201   $   223,707     2,457   $    30,610    (6,510)  $  (102,317)   3,464   $    15,316
====================================================================================================================================

                                                       Core Equity Fund                             Mid-Cap Equity Fund

                                        --------------------------------------------- ---------------------------------------------
                                         Year Ended 06/30/1999  Year Ended 06/30/1998  Year Ended 06/30/1999  Year Ended 06/30/1998
                                         Shares        Amount   Shares        Amount   Shares         Amount  Shares         Amount
                                        --------------------------------------------- ---------------------------------------------

Receipts for shares sold

  Institutional Class                       77      $   1,782       60   $     998      110       $   1,457     142       $   1,655
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                   1,822         34,758    5,068      87,923      198           2,607     170           2,245
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                              0              0        0           0        0               0       0               0
------------------------------------------------------------------------------------------------------------------------------------

Issued as reinvestment of distributions

  Institutional Class                        3             57       19         308       15             184      53             618
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                     275          5,514      455       7,237       14             168      12             138
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                              0              0        0           0        0               0       0               0
------------------------------------------------------------------------------------------------------------------------------------

Cost of shares redeemed

  Institutional Class                     (126)        (2,915)    (400)     (6,755)    (285)         (4,344)   (109)         (1,428)
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                  (8,430)      (180,866)  (1,077)    (18,798)    (388)         (5,740)     (6)            (80)
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                             0               0        0           0        0               0       0               0
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) resulting from
   Fund share transactions              (6,379)     $(141,670)   4,125   $  70,913     (336)      $  (5,668)    262       $   3,148
====================================================================================================================================

                                                    International Growth Fund                        Equity Income Fund
                                        --------------------------------------------- ---------------------------------------------
                                         Year Ended 06/30/1999  Year Ended 06/30/1998  Year Ended 06/30/1999  Year Ended 06/30/1998
                                         Shares        Amount   Shares        Amount   Shares         Amount  Shares         Amount
                                        --------------------------------------------- ---------------------------------------------
Receipts for shares sold

  Institutional Class                        22   $     355      504      $   5,044     1,941       $  28,202   1,001   $  16,221
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                        0           0        0              0       495           7,079     253       4,124
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                               0           0        0              0     2,630          38,810   2,755      44,411
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions

  Institutional Class                         0           2        0              0     1,311          18,538   1,266      19,487
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                        0           0        0              0       108           1,521      93       1,437
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                               0           0        0              0       506           7,112     234       3,576
------------------------------------------------------------------------------------------------------------------------------------

Cost of shares redeemed

  Institutional Class                        (2)        (31)       0              0    (3,994)        (59,589) (1,511)    (24,500)
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                        0           0        0              0      (447)         (6,530)   (148)     (2,429)
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                               0           0        0              0    (2,146)        (31,549)   (492)     (7,993)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) resulting from
   Fund share transactions                   20   $     326      504      $   5,044       404       $   3,594   3,451   $  54,334
====================================================================================================================================


June 30, 1999

Shares of Beneficial Interest (Cont.)

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                              Value Fund                        Value 25 Fund
                                          ----------------------------------------------  -----------------------
                                           Year Ended 06/30/1999   Year Ended 06/30/1998   Period From 07/10/1998
                                            Shares      Amount      Shares      Amount              to 06/30/1999
                                                                                            Shares       Amount
Receipts for shares sold                  ----------------------------------------------  -----------------------
  Institutional Class                        1,320   $  19,355       1,109   $  17,292          45   $     388
-----------------------------------------------------------------------------------------------------------------
  Administrative Class                       1,038      14,684         674      10,641           0           0
-----------------------------------------------------------------------------------------------------------------
  Other Classes                              4,533      65,101       4,014      62,175         460       3,941
-----------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
  Institutional Class                          822      11,141         604       8,878           0           1
-----------------------------------------------------------------------------------------------------------------
  Administrative Class                         144       1,950          33         483           0           0
-----------------------------------------------------------------------------------------------------------------
  Other Classes                              1,111      14,980         841      12,266           0           6
-----------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Institutional Class                       (2,937)    (43,290)     (1,437)    (22,371)        (19)       (149)
-----------------------------------------------------------------------------------------------------------------
  Administrative Class                        (325)     (4,695)        (46)       (725)          0           0
-----------------------------------------------------------------------------------------------------------------
  Other Classes                             (5,849)    (83,212)     (2,636)    (40,804)       (241)     (1,972)
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from
   Fund share transactions                    (143)  $  (3,986)      3,156   $  47,835         245   $   2,215
=================================================================================================================

                                                      Small-Cap Value Fund                         Enhanced Equity Fund
                                       ---------------------------------------------- ----------------------------------------------

                                        Year Ended 06/30/1999   Year Ended 06/30/1998  Year Ended 06/30/1999   Year Ended 06/30/1998
                                         Shares      Amount      Shares      Amount     Shares      Amount      Shares      Amount
                                       ---------------------------------------------- ----------------------------------------------
Receipts for shares sold
  Institutional Class                     2,479   $  37,773       2,482   $  44,619        725   $   8,851         394   $   4,869
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                    1,502      22,238         347       6,309      1,282      15,340         760       9,937
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                          12,114     183,088      17,288     307,809          0           0           0           0
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
  Institutional Class                       149       2,202         101       1,770        429       4,790       1,579      17,291
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                       54         790          24         427        181       2,005         109       1,196
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                             716      10,426         393       6,863          0           0           0           0
------------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Institutional Class                    (1,625)    (24,130)     (2,095)    (38,130)      (759)     (9,355)     (1,803)    (24,666)
------------------------------------------------------------------------------------------------------------------------------------
  Administrative Class                     (850)    (12,454)       (137)     (2,525)      (424)     (5,174)        (43)       (517)
------------------------------------------------------------------------------------------------------------------------------------
  Other Classes                         (10,906)   (160,295)     (2,005)    (35,827)         0           0           0           0
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from
   Fund share transactions                3,633   $  59,638      16,398   $ 291,315      1,434   $  16,457         996   $   8,110
====================================================================================================================================

                                                Structured           Tax-Efficient
                                                 Emerging         Structured Emerging         Tax-Efficient
                                               Market Fund           Market Fund               Equity Fund
                                        ---------------------- ----------------------- ------------------------
                                         Year Ended 06/30/1999  Year Ended 06/30/1999   Period From 07/10/1998
                                           Shares     Amount      Shares    Amount              to 06/30/1999
                                                                                        Shares         Amount
                                        ---------------------- ----------------------- ------------------------
Receipts for shares sold
  Institutional Class                         290   $  2,664      1,210   $ 12,518          0       $      0
---------------------------------------------------------------------------------------------------------------
  Administrative Class                          0          0          0          0        307          3,320
---------------------------------------------------------------------------------------------------------------
  Other Classes                                 0          0          0          0      2,619         26,786
---------------------------------------------------------------------------------------------------------------

Issued in Reorganization
   Institutional Class                      3,558     35,582      4,416     44,157          0              0
---------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
  Institutional Class                         135      1,209         32        300          0              0
---------------------------------------------------------------------------------------------------------------
  Administrative Class                          0          0          0          0          0              0
---------------------------------------------------------------------------------------------------------------
  Other Classes                                 0          0          0          0          0              0
---------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Institutional Class                        (233)    (2,261)      (184)    (1,678)         0              0
---------------------------------------------------------------------------------------------------------------
  Administrative Class                          0          0          0          0        (15)          (158)
---------------------------------------------------------------------------------------------------------------
  Other Classes                                 0          0          0          0       (490)        (5,032)
---------------------------------------------------------------------------------------------------------------
Net increase resulting from
  Fund share transactions                   3,750   $ 37,194      5,474   $ 55,297      2,421       $ 24,916
===============================================================================================================

                                                          Balanced Fund
                                        ------------------------------------------------
                                         Year Ended 06/30/1999     Year Ended 06/30/1999
                                          Shares       Amount      Shares        Amount
                                        -----------------------   ----------------------
Receipts for shares sold
  Institutional Class                       401      $  4,412        504      $  5,975
----------------------------------------------------------------------------------------
  Administrative Class                        0             0          0             0
----------------------------------------------------------------------------------------
  Other Classes                           1,645        18,323      2,189        26,009
----------------------------------------------------------------------------------------
Issued in Reorganization
   Institutional Class                        0             0          0             0
----------------------------------------------------------------------------------------
Issued as reinvestment of distributions
  Institutional Class                       573         6,005        567         6,512
----------------------------------------------------------------------------------------
  Administrative Class                        0             0          0             0
----------------------------------------------------------------------------------------
  Other Classes                             390         4,041        111         1,271
----------------------------------------------------------------------------------------
Cost of shares redeemed
  Institutional Class                      (963)      (10,716)    (3,066)      (36,139)
----------------------------------------------------------------------------------------
  Administrative Class                        0             0          0             0
----------------------------------------------------------------------------------------
  Other Classes                          (1,082)      (11,841)      (275)       (3,224)
----------------------------------------------------------------------------------------
Net increase resulting from
  Fund share transactions                   964      $ 10,224         30      $    404
========================================================================================

Report of Independent Accountants

To the Trustees and Institutional and Administrative Class Shareholders of the PIMCO Funds: Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, changes in net assets and the financial highlights for the Renaissance Fund, Growth Fund, Core Equity Fund, Target Fund, Mid-Cap Equity Fund, Opportunity Fund, Innovation Fund, International Growth Fund, Capital Appreciation Fund, Mid-Cap Growth Fund, Small-Cap Growth Fund, Micro-Cap Growth Fund, Equity Income Fund, Value Fund, Value 25 Fund, Small-Cap Value, Enhanced Equity Fund, Tax-Efficient Equity Fund, Structured Emerging Markets Fund, Tax-Efficient Structured Emerging Markets Fund, International Fund, and Balanced Fund (hereafter referred to as the "Funds") at June 30, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for the Institutional and Administrative share classes for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Kansas City, Missouri
August 13, 1999

Federal Income Tax Information
(unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's fiscal year end (June 30, 1999) regarding the status of the distributions made to the shareholders.

Dividend Received Deduction. For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during certain Funds' fiscal years ended June 30, 1999 which qualify for the corporate dividend-received deduction are as follows:

Renaissance Fund                                                         8.11%
Growth Fund                                                             18.69%
Core Equity Fund                                                        33.48%
Target Fund                                                              2.42%
Mid-Cap Equity Fund                                                      2.00%
Capital Appreciation Fund                                               87.77%
Mid-Cap Growth Fund                                                    100.00%
Equity Income Fund                                                      62.42%
Value Fund                                                              43.33%
Value 25 Fund                                                          100.00%
Small-Cap Value Fund                                                    65.93%
Enhanced Equity Fund                                                    35.67%
Structured Emerging Markets Fund                                         0.23%
Tax-Efficient Structured Emerging Markets Fund                           0.70%
Balanced Fund                                                           27.39%

Capital Gain Distributions. Capital gains distributions paid for all classes of shares during the fiscal year ended June 30, 1999, were in the amounts as follows:

                                                     Per Share       Per Share
                                                     Long-Term      Short-Term
                                                 Capital Gains   Capital Gains
--------------------------------------------------------------------------------

Renaissance Fund                                       0.99112        1.34349
Growth Fund                                            3.11322        0.80518
Core Equity Fund                                       0.55124        0.17951
Target Fund                                            0.43510        0.54143
Mid-Cap Equity Fund                                    0.19603        0.45287
Opportunity Fund                                       4.62464              0
Innovation Fund                                        1.25670              0
International Growth Fund                                    0        1.03069
Capital Appreciation Fund                              1.64323        0.00792
Mid-Cap Growth Fund                                    1.06725              0
Small-Cap Growth Fund                                  0.47487              0
Micro-Cap Growth Fund                                  0.62600              0
Equity Income Fund                                     1.39942        0.36456
Value Fund                                             1.35064        0.36527
Small-Cap Value Fund                                   0.24676        0.20297
Enhanced Equity Fund                                   1.28928        0.31706
Structured Emerging Markets Fund                       0.26831        0.00671
International Fund                                     1.14909              0
Balanced Fund                                          1.21626        0.42571

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 2000, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

Foreign Tax Credit. The following Funds have elected to pass through the credit for taxes paid in foreign countries The foreign income and foreign tax per share outstanding on June 30, 1999 are as follows:

------------------------------------------------------------------------------------------------------------
                        International                Structured Emerging         Tax-Efficient Structured
                         Growth Fund                    Markets Fund               Emerging Markets Fund
                --------------------------------------------------------------------------------------------
                   Gross Foreign  Foreign          Gross Foreign  Foreign          Gross Foreign  Foreign
Country            Dividends      Tax              Dividends      Tax              Dividends      Tax
------------------------------------------------------------------------------------------------------------
Argentina                 0              0          0.01509              0          0.01393             0
Australia           0.00570        0.00047                0              0                0             0
Botswana                  0              0          0.00967        0.00076          0.00782       0.00061
Brazil                    0              0          0.01413        0.00161          0.01194       0.00110
Canada              0.00121        0.00003                0              0                0             0
Chile                     0              0          0.01260        0.00537          0.01241       0.00472
China                     0              0          0.00987        0.00021          0.00896       0.00017
Colombia                  0              0          0.00806        0.00020          0.01074       0.00022
Croatia                   0              0          0.00049              0          0.00045             0
Czech Republic            0              0          0.00555        0.00139          0.00451       0.00113
Egypt                     0              0          0.01259              0          0.01308       0.00001
Finland             0.00218        0.00077                0              0                0             0
France              0.00968        0.00053                0              0                0             0
Germany             0.00311        0.00037                0              0                0             0
Ghana                     0              0          0.00353        0.00025          0.00285       0.00029
Greece                    0              0          0.01329              0          0.01287       0.00007
Hong Kong           0.01068              0          0.00179              0          0.00242             0
Hungary                   0              0          0.00749        0.00158          0.00719       0.00154
India                     0              0          0.00708        0.00002          0.00572             0
Indonesia                 0              0          0.00212        0.00033          0.00188       0.00029
Ireland             0.00292        0.00062                0              0                0             0
Israel                    0              0          0.00468        0.00117          0.00530       0.00136
Italy               0.00953        0.00160                0              0                0             0
Japan               0.00651        0.00107                0              0                0             0
Luxembourg                0              0          0.00015              0          0.00012             0
Malaysia                  0              0          0.00489        0.00106          0.00442       0.00105
Mauritius Islands         0              0          0.00711              0          0.00577             0
Mexico              0.00118        0.00006          0.00764        0.00045          0.00702       0.00036
Morocco                   0              0          0.00772        0.00066          0.00656       0.00061
Netherlands         0.03197        0.00274                0              0                0             0
Norway                    0              0                0              0                0             0
Peru                      0              0          0.00838              0          0.00728             0
Philippines               0              0          0.00402        0.00098          0.00353       0.00086
Poland                    0              0          0.00477        0.00089          0.00410       0.00051
Portugal                  0              0                0              0          0.00009       0.00002
Russia                    0              0          0.00205        0.00021          0.00173       0.00039
Singapore           0.00106        0.00008                0              0                0             0
South Africa              0              0          0.01927        0.00085          0.01905       0.00065
South Korea               0              0          0.00661        0.00107          0.00602       0.00094
Switzerland         0.00811        0.00122                0              0                0             0
Taiwan                    0              0          0.00011        0.00006          0.00018             0
Thailand                  0              0          0.00199        0.00020          0.00170       0.00017
Turkey                    0              0          0.00702              0          0.00847             0
United Kingdom      0.02175        0.00201                0              0                0             0
Venezuela                 0              0          0.01384        0.00002          0.01010       0.00016
Zimbabwe                  0              0          0.00516        0.00077          0.00558       0.00020

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 1999. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2000.

PIMCO Advisors Holdings L.P. is the nation's third largest publicly traded investment management firm with assets under management in excess of $254 billion. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company/Newport Beach, California

Oppenheimer Capital/New York, New York

Cadence Capital Management/Boston, Massachusetts

NFJ Investment Group/Dallas, Texas

Parametric Portfolio Associates/Seattle, Washington

PIMCO Equity Advisors/New York, New York a division of PIMCO Advisors L.P.


Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."

 Trustees and Officers

     William D. Cvengros,
     Chairman and Trustee

     Stephen J. Treadway,
     President, Chief Executive Officer
     and Trustee

     E. Philip Cannon, Trustee

     Donald P. Carter, Trustee

     Gary A. Childress, Trustee

     Richard L. Nelson, Trustee

     Lyman W. Porter, Trustee

     Alan Richards, Trustee

     Dr. Joel Segall, Trustee

     W. Bryant Stooks, Trustee

     Gerald M. Thorne, Trustee

     Newton B. Schott, Jr., Secretary

     John P. Hardaway, Treasurer

Investment Advisor and Administrator

     PIMCO Advisors L.P.
     800 Newport Center Drive, Suite 600
     Newport Beach, California 92660

PIMCO Funds: Access to the highest standard

PIMCO Funds offers unique access to the investment expertise of PIMCO Advisors L.P. PIMCO Advisors manages approximately $254 billion, including assets for 46 of the 100 largest U.S. corporations. The firm's institutional heritage is reflected in the PIMCO Funds, each seeking the highest caliber performance in a specific investment style.

Manager                PIMCO Advisors L.P., 800 Newport Center Drive,
                       Newport Beach, CA 92660

Distributor            PIMCO Funds Distributors LLC, 2187 Atlantic Street,
                       Stamford, CT 06902-6896

Custodian              Investors Fiduciary Trust Company, 801 Pennsylvania,
                       Kansas City, MO 64105

Shareholder            First Data Investor Services Group, Inc., P.O. Box 9688,
Servicing Agent and    Providence, RI  02940-9688
Transfer Agent

Independent            PricewaterhouseCoopers LLP, 1055 Broadway,
Accountant             Kansas City, MO, 64105

Legal Counsel          Ropes & Gray, One International Place,
                       Boston, MA 02110

For Account            For PIMCO Funds account information contact your
Information            financial advisor, or if you receive account statements
                       directly from PIMCO Funds, you can also call 1-800-426-
                       0107. Telephone representatives are available Monday-
                       Friday 8:30 am to 8:00 pm Eastern Time.


This is a copy of a report by PIMCO Funds to its shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust's Prospectus. This report does not offer for sale or solicit orders to buy any securities.


This material is authorized for use only when preceded or accompanied by a current PIMCO Funds prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send
money.                                                             PZ031.7/99

                                     PIMCO
                                     FUNDS

PIMCO Funds
Distributors LLC

2187 Atlantic Street
Stamford, CT 06902-6896

This Update is published twice a year to provide PIMCO Funds shareholders with general market commentary and fund information. It also includes the financial report for the PIMCO Funds Multi-Manager Series.


June 30, 1999
Multi-Manager Series
Share Classes

A     B     C


Balanced
Capital Appreciation
Equity Income
Growth
Innovation
International
Mid-Cap Growth
Opportunity
Precious Metals
Renaissance
Small-Cap Value
Target
Tax-Efficient Equity
Value
Value 25


PIMCO Funds Shareholder Update
and Annual Report


[ARTWORK APPEARS HERE]

Thinking of hopping on the technology train? Turn to our tech sector overview, page 4.


Page 2
Two PIMCO Funds Awarded Select Fund Status

Page 3  Market Review

Page 4  Todays Investor
The Risks and Rewards of Technology Investing

Page 6  Manager Spotlight
PIMCO Renaissance Funds John Schneider

Page 7  Fund Spotlight
Small-Cap Investing Comes Out of the Shadows

Page 8  In The News

Page 9  Service Update
New Web Site Home Page

Page 10 Overview: Comprehensive Fund Family

Page 11 PIMCO Funds Multi-Manager Series
Annual Report




                                                                       P I M C O
                                                                           FUNDS

Two PIMCO Funds Awarded Select Fund Status

New Standard & Poor's rankings recognize outstanding fund management and exceptional performance

Strong, consistent performance. That's what most investors are looking for in a mutual fund, but how do you make sure a fund measures up? After all, you can't simply go by the headlines--time has shown that today's hot funds are not necessarily tomorrow's winners. What do you do?

Of course, your financial advisor can help. In addition, you can consult one of the mutual fund ranking services. The newest of these is the Standard & Poor's Select Fund list.


The Standard & Poor's mark of excellence
Standard & Poor's, one of the most respected names in financial research and analysis, recently introduced its Select Fund rankings to identify the top mutual funds in each investment style category. Its primary criteria for selection are consistent, above-average performance and high-quality fund management. The selections are reviewed every six months.

Fewer than 10% of all mutual funds achieve Select Fund status. And on this exclusive list are two PIMCO Funds: PIMCO Small-Cap Value Fund and PIMCO Mid-Cap Growth Fund.


PIMCO Small-Cap Value Fund
This Fund is one of only 19 funds honored as a Select Fund from a universe of 115 small-cap value funds. In selecting it, Standard & Poor's noted that the Fund earns the designation "because of its highly disciplined investment process and risk controls, experienced management team, and strong performance." (For more information on PIMCO Small-Cap Value Fund, turn to page 23.)


PIMCO Mid-Cap Growth Fund
Mid-Cap Growth Fund is one of only ten funds given the Select Fund designation out of 88 mid-cap growth funds. Standard & Poor's cited the Fund's "disciplined investment process and risk controls, a focused team approach, and above-average historical performance in the past five years versus its peer group." (For more Fund information, turn to page 19.)


Recognizing the people behind the performance
Most mutual fund ranking services focus on quantitative, performance-based analysis. What sets Standard & Poor's Select Funds apart is the emphasis it places on the quality of a fund's management team. "Our evaluation methodology goes beyond simply looking at the performance numbers. We want to know how that performance was achieved," says Philip Edwards, managing director and head of the Standard & Poor's Select Fund Service.

PIMCO Small-Cap Value and Mid-Cap Growth Funds, like all PIMCO Funds, boast highly skilled management teams, held to the highest internal performance and management standards. Perhaps most important is the style-specific expertise of each PIMCO Fund manager.

To date, Standard & Poor's has ranked only four fund categories, including Small-Cap Value and Mid-Cap Growth. Be prepared to see more PIMCO Funds on the Select Fund list as more style categories are added.


How S&P Measures Excellence

Standard & Poor's uses this "disciplined, multi-step process" to choose Select
Funds:

1. Compare to similar funds S&P analyzes approximately 10,000 U.S. mutual funds, sorting them into different style categories to ensure funds are judged against the right peer group.

2. Identify consistent performers S&P looks at absolute and risk-adjusted annual performance over a three-year period to isolate funds that are consistent performers.

3. Evaluate management information S&P conducts in-person interviews with company management and fund managers to assess the management team's knowledge and experience, and the fund's style consistency, portfolio construction and volatility.

4. Combine performance and management data S&P analyzes both performance data and information on the quality of the fund's management. According to S&P, "only a well-managed fund that can support its performance with a well-defined, consistently implemented investment philosophy will earn Standard & Poor's Select Fund status."

Past performance is no guarantee of future results.

Market Review

Stock Market

A Broadened Stock Market Continues Its Ascent


The market corrects and then rises to new heights.

[LINE GRAPH APPEARS HERE]

                                  S&P 500
                                    Index
                                    -----
07/03/1998                           1146
07/10/1998                           1164
07/17/1998                           1187
07/24/1998                           1141
07/31/1998                           1121
08/07/1998                           1089
08/14/1998                           1063
08/21/1998                           1081
08/28/1998                           1027
09/04/1998                            974
09/11/1998                           1010
09/18/1998                           1020
09/25/1998                           1045
10/02/1998                           1003
10/09/1998                            984
10/16/1998                           1056
10/23/1998                           1071
10/30/1998                           1099
11/06/1998                           1141
11/13/1998                           1126
11/20/1998                           1164
11/27/1998                           1192
12/04/1998                           1177
12/11/1998                           1166
12/18/1998                           1188
12/25/1998                           1226
01/01/1999                           1229
01/08/1999                           1275
01/15/1999                           1243
01/22/1999                           1225
01/29/1999                           1280
02/05/1999                           1239
02/12/1999                           1230
02/19/1999                           1239
02/26/1999                           1238
03/05/1999                           1275
03/12/1999                           1295
03/19/1999                           1299
03/26/1999                           1283
04/02/1999                           1294
04/09/1999                           1348
04/16/1999                           1319
04/23/1999                           1357
04/30/1999                           1335
05/07/1999                           1345
05/14/1999                           1338
05/21/1999                           1330
05/28/1999                           1302
06/04/1999                           1328
06/11/1999                           1294
06/18/1999                           1343
06/25/1999                           1315
06/30/1999                           1373

Source:Bloomberg

This fiscal year certainly was an eventful one for stock investors. The third quarter of 1998 saw the market correct as a result of concerns over an economic downturn in Asia that appeared to be spreading. In the fourth quarter, the market rose as these fears began to abate, and the first quarter of 1999 continued the upward trend as the market hit record highs. However, many industry analysts expressed concern over the narrowness of the market, in which the largest of the large-cap growth stocks were responsible for much of this performance. Their concerns proved to be short-lived: in the second quarter of 1999, the market finally broadened, as smaller-capitalization issues as well as lower valuation issues showed strength.

The technology sector, particularly the Internet, was an important driver of performance in the last quarter of 1998 as well as the first quarter of 1999. However, these issues hit a speed bump early in the second quarter of 1999 as interest rates began to rise.

Higher valuation growth stocks also had the same inverse relationship with interest rates. They turned in a strong performance in the last quarter of 1998 and the first quarter of 1999, benefiting from the Federal Reserve's interest rate cuts. And, like technology stocks, they suffered in the second quarter as a result of rising interest rates.

In contrast, cyclical and industrial issues saw lackluster performance in the last quarter of 1998 and the first quarter of 1999. However, in the second quarter of this year, they benefited not only from a rise in interest rates but legitimate evidence of a global economic recovery, which resulted in increased demand for basic materials.

The broadening of the market was welcomed by most analysts. It was largely viewed as a healthy event, after a long period of domination by one segment of the market. Looking ahead, we are cautiously optimistic that this broadening will enable the market to continue its rise, and that more stocks will participate in this ascent.

Bond Market

Bond Yields Move Higher

After falling to 4.7% late last year, bond yields have moved higher.

[LINE GRAPH APPEARS HERE]

                      30 - Year
                   U.S.Treasury
                         Yields
                         ------
07/03/1998                  5.6 %
07/10/1998                  5.6 %
07/17/1998                  5.7 %
07/24/1998                  5.7 %
07/31/1998                  5.7 %
08/07/1998                  5.6 %
08/14/1998                  5.5 %
08/21/1998                  5.4 %
08/28/1998                  5.3 %
09/04/1998                  5.3 %
09/11/1998                  5.2 %
09/18/1998                  5.1 %
09/25/1998                  5.1 %
10/02/1998                  4.8 %
10/09/1998                  5.1 %
10/16/1998                  5.0 %
10/23/1998                  5.2 %
10/30/1998                  5.2 %
11/06/1998                  5.4 %
11/13/1998                  5.3 %
11/20/1998                  5.2 %
11/27/1998                  5.2 %
12/04/1998                  5.0 %
12/11/1998                  5.0 %
12/18/1998                  5.0 %
12/25/1998                  5.2 %
01/01/1999                  5.1 %
01/08/1999                  5.3 %
01/15/1999                  5.1 %
01/22/1999                  5.1 %
01/29/1999                  5.1 %
02/05/1999                  5.4 %
02/12/1999                  5.4 %
02/19/1999                  5.4 %
02/26/1999                  5.6 %
03/05/1999                  5.6 %
03/12/1999                  5.5 %
03/19/1999                  5.6 %
03/26/1999                  5.6 %
04/02/1999                  5.6 %
04/09/1999                  5.5 %
04/16/1999                  5.6 %
04/23/1999                  5.6 %
04/30/1999                  5.7 %
05/07/1999                  5.8 %
05/14/1999                  5.9 %
05/21/1999                  5.8 %
05/28/1999                  5.8 %
06/04/1999                  6.0 %
06/11/1999                  6.2 %
06/18/1999                  6.0 %
06/25/1999                  6.2 %
06/30/1999                  6.0 %

Source: Bloomberg

In our last report to shareholders we suggested that the historic 18-year bull market for bonds had come to an end. The bond market seemed to agree as Treasury prices fell throughout most of the first half of this year.

Inflation fears have dominated the fixed income marketplace in 1999. OPEC's cuts in oil production sent gasoline prices climbing, which negatively affected inflation reports for the month of April. The economy, fueled by stock market gains, grew faster than expected, adding to speculation that higher inflation was just around the corner. In addition, foreign economies, particularly in Asia, began to recover, as synchronized global central-bank easings appeared to be having a positive impact.

As a result, the Federal Reserve moved to a tightening bias in May and then raised the Fed funds rate by a quarter-point to 5.0% at the end of June. The move capped a difficult period for the bond market as Treasury prices fell steadily, with long-term yields rising over one percentage point, breaking above 6% for the first time since early 1998.

Looking ahead, it appears the economy has come to a crossroads. Deflationary forces, including the glut of global capacity and strong productivity gains, remain at work. However, reflationary forces, including central bank easings and a tight U.S. labor market, are also in play. The Fed appears to share this view, moving back to a neutral stance after its recent tightening, explaining that productivity gains continued to offset the wage inflation pressures created by a tight labor market.

We believe that these forces may well offset one another, creating an environment where interest rates remain in a relatively narrow range of between 5% and 61/2%. The opposing forces will likely keep inflation subdued, between 2% and 3%. For example, in periods where deflationary forces dominate, interest rates could fall toward the lower end of the range. In this environment of lower interest rate volatility, securities that provide incremental yield will become more attractive to bond investors.

Today's Investor

The Risks and Rewards of Technology Investing

[GRAPHIC APPEARS HERE]

Investing in technology stocks can be a bit like riding a roller coaster. The steep climbs and sometimes dizzying dips are not for everyone. But as long as you get on a sturdy vehicle, have an experienced operator, and are prepared to stay the course, you'll probably find the ride quite satisfying. And the more you know about this potentially volatile sector, the better equipped you'll be to deal with its vagaries. So here's the lowdown on these high-flying stocks.


How would you define technology?
Technology is a broad term. In its most general sense, "technology" simply refers to any application of science to solve a problem or fulfill a need. But when we talk about technology stocks, we're really talking about high technology, and even more specifically, about information technology (IT). And IT covers pretty much everything to do with computers and communications.


What businesses make up the technology sector?
Analysts divide the technology sector into different categories, although they may not agree on the same headings. The following is a useful breakdown of the sector, ranging from the fastest-growing (Internet and networking companies) to the most cyclical (contract manufacturers and components makers):


1. Internet--includes Internet service providers (ISPs) like AOL, Internet guides like Yahoo! and online retailers like Amazon.com.

2. Networking--companies that make the gear connecting computers and forming the Internet, such as Cisco Systems and 3Com.

3. Telecommunications equipment--MCI Worldcom, Motorola and Lucent are three of the leaders in this field.

4. Software--Microsoft and Oracle are two of the best-known software manufacturers.

5. Services--companies providing a range of electronic, information, data and communications services including First Data and EDS.

6. Computers--Dell, Compaq and IBM are three of the biggest names in personal computing.

7. Contract manufacturers--includes lesser-known companies like Solectron and Jabil, which actually produce electronics products for brand-name companies.

8. Components--includes semiconductor manufacturers such as Intel and Texas Instruments and disk drive makers such as Seagate and Quantum Corp.

Many technology companies, of course, don't fall neatly into these categories. There are numerous companies that fall outside a strict definition of technology, but use technology in innovative ways to advance their business. Their stocks offer much of the same risk/reward potential as other, pure technology stocks.


Are all technology stocks equally volatile?
Technology stocks, as a group, tend to be more volatile than other stocks. But some, like Internet stocks, are more volatile than others. Take the case of Yahoo!, the first online navigational guide to the Web and one of the "blue chips" of Internet investing. Over the past year, it's stock has traded at a high of $244 and a low of $29.50. Now, contrast this to the price fluctuation of the shares of a computer company--Dell Computer--and a component manufacturer-- Intel (see chart below). While they too have experienced price fluctuations, they look relatively stable compared to Yahoo! stock.


Some Technology Stocks Are More Volatile Than Others

This chart shows 52-week highs and lows for three kinds of technology stocks (period ended 06/30/99).

[BAR CHART APPEARS HERE]

Some Technology Stocks Are More Volatile
Than Others
                             Low                  High
Yahoo                        $30                  $244

Dell                         $20                  $ 55

Intel                        $35                  $ 72

Source: Bloomberg

What's behind the volatility?
Many of today's most promising technology companies are young and fast growing. Start-up companies abound. In many cases, the products or services these companies offer are


Past performance is no guarantee of future results. This article does not represent a recommendation of any particular security or investment product. It is not indicative of performance of any PIMCO fund and the Funds do not necessarily own the securities referenced. PIMCO Innovation Fund, a technology-oriented mutual fund, is not limited to investing solely in the areas covered in this article.

equally new and untried. The competition to gain a place in the sun is fierce. And it's not always clear which companies, or even which technologies, will flourish and which will fall by the wayside.

But this uncertainty and the resulting price volatility haven't dampened investor enthusiasm. The potential for these stocks to produce significant long-term gains continues to attract investors.


Is a technology fund a safer way to invest?
Investing in a technology mutual fund is generally considered less risky than investing in individual technology stocks. A fund offers instant diversifica-tion, which helps reduce risk. And a diversified technology fund, rather than a category-specific fund (like an Internet fund), can reduce risk even further. Moreover, the professional investment management a mutual fund provides can be particularly important in a highly specialized, quickly changing sector like technology.

Technology funds, however, can be more volatile than typical mutual funds. That's because they invest largely in growth stocks and they are sector funds--both of which make them likely to experience greater price volatility than more broad-based funds. But as the impressive returns for 1998's top-performing technology funds show, the greater risks are accompanied by the potential for greater rewards.


Is it too late to get into technology?
Definitely not. A recent Commerce Department study indicates that electronic commerce and the information technology industry have generated at least one-third of the nation's economic growth since 1995. And that momentum shows no signs of stopping. Most analysts believe we are still in the early stages of the current technological revolution, equating it to the second inning of a baseball game. In other words, an investment in technology still looks like a pretty good bet. The important thing is to invest intelligently.


Six Guidelines for new technology investors

Consider these six pointers before you make an investment:

1. Understand the risks as well as the rewards. Technology investing is not for everyone, particularly not for the risk-averse investor. Its greater risk, however, is accompanied by greater reward potential.

2. Keep diversified. Don't put all your eggs in one basket. Spread the risk across several technology holdings. You can achieve instant diversification by investing in a technology mutual fund.

3. Base your portfolio's technology allocation on your needs and risk profile, not on unrealistic profit expectations. Even aggressive investors should invest only a small percentage of their total portfolio in the sector. A technology investment belongs within a well-balanced, diversified portfolio.

4. Choose an investment vehicle carefully. Of course, you can invest in individual technology stocks. But you should also consider a technology fund or a general stock fund with significant weightings in the tech sector. A mutual fund will give you the benefit of added diversification and professional management.

5. Invest for the long term. You must be prepared to ride out the volatility most technology investments experience. Buy and hold. That's the best advice if you want to reduce the risk and maximize the return potential of your technology holding.

6. Consult your financial advisor.
He or she can help you choose the technology investment and allocation that will best help you achieve your financial goals.


The Technology Revolution--Still Going Strong
Americans have been adopting new technologies at a rapid rate, and they show no signs of stopping. This chart shows the number of actual and expected U.S. households using new technologies.

                           [LINE GRAPH APPEARS HERE]

The Technology Revolution--Still Going Strong                     U.S. Households (millions)
                                                PCs      Cellular Phones    Internet    On-line Shopping
                                                ----     ---------------    --------    ----------------
1994                                            33.9                15.1         5.8
1995                                            37.2                21.5        12.7                 0.8
1996                                            39.5                27.7        21.7                 2.4
1997                                            44.5                36.0        25.0                 5.0
1998                                            48.7                42.4        33.3                10.1
1999                                            53.6                48.0        38.8                13.1
2000                                            57.3                51.6        44.4                17.8
2001                                            60.1                55.4        51.3                23.2
2002                                            61.8                58.1        56.0                30.5
2003                                            64.1                60.9        59.8                38.4

Source: Forrester Research, Inc.

Manager Spotlight

PIMCO Renaissance Fund

John Schneider


John Schneider is the portfolio manager of PIMCO Renaissance Fund. Previously Senior Vice President and Principal at Schneider Capital Management, he has over 12 years of investment experience, with a focus on value equity management. Prior to Schneider Capital Management, he was Director of Research and a Member of the Operating Committee at Newbold's Asset Management. John took over management of PIMCO Renaissance Fund on May 10, 1999. We had a chance to speak with him recently.

Q: Could you explain your "value" investment style and how you are implementing that strategy in managing the Renaissance Fund?

[PHOTO OF JOHN SCHNEIDER APPEARS HERE]

A: My value investment style is simple. I seek undervalued companies that show signs of a turnaround catalyst. This investment style is nearly identical to the philosophy under which PIMCO Renaissance Fund was being managed. Therefore, the investment objective will remain the same. However, previously, Renaissance Fund was more of a blend of value and growth stocks. Under my management, it is now more of a `pure' value fund. For instance, the Fund has more of a focus on cyclical stocks, including current holdings such as Smurfit-Stone and Union Pacific Resources.

Q: How does the Renaissance Fund fit into today's market?

A: While this market is considered by many to be overvalued, I believe there are some really terrific opportunities out there in the form of undervalued stocks. My job is to ferret out these `diamonds in the rough.' Fortunately, the past several months have seen a broadening of the market, which has caused an increase in investor interest in these undervalued stocks.

Q: Are there any particular sectors you are focusing on?

A: Now that the global economy appears to be recovering, there is increased demand for paper products from Asia, Europe and Latin America. After years of pricing pressure, this increased demand is allowing paper companies to raise prices and increase profits--so we find paper an attractive area for investment. We are also investing in energy services, particularly North American natural gas, for similar reasons. The oversupply of gas has disappeared and there is an increase in demand for gas at the same time there has been a decrease in drilling activity. As a result, there has been a sharp increase in prices.

Q: Are there any sectors in which you are investing that are not considered traditional value sectors?

A: We are investing in technology companies, such as Micron Technology. That's because the semiconductor industry has suffered in the last several years as a result of decreased demand, which is partially due to the Asian economic crisis. This, in turn, has resulted in a surplus of memory chips, which has caused the industry to lose money.

However, competitors have left this industry and we see an increase in demand on the horizon. This has prompted our interest in these undervalued stocks, since they are showing signs of a turnaround. We also believe there are many opportunities in the HMO industry. That's because a number of weaker players have been forced to withdraw from the industry, reducing competition. And HMOs are finally raising prices in excess of medical inflation, which is improving profit margins.

Q: Now for the $64,000 question. Do you believe value stocks will continue their recent out-performance of growth stocks?

A: Value stocks have under-performed growth stocks for an extended period of time. In fact, value was recently as cheap as it has ever been relative to growth, so I believe it makes sense that value stocks catch up with growth stocks. Of course, I'm not saying there won't be periods in which value underperforms growth, but I believe we're seeing the beginning of a market broadening that should last a significant length of time.



Past performance is no guarantee of future results. The views of Mr. Schneider are not indicative of the past or future performance of any PIMCO Fund. For more details on the Renaissance Fund, see page 22.

Fund Spotlight

PIMCO Small-Cap Value and Opportunity Funds

Small-Cap Investing Comes Out of the Shadows


Stocks of the largest, blue-chip companies have dominated the investment scene of late, often to the near exclusion of other equities. You may even have heard pundits say small-cap investing is dead. But, to paraphrase Mark Twain, reports of its death are greatly exaggerated. Many experts now believe the markets are broadening, making way for overlooked equities like small-cap stocks.

Small-Cap Stocks Outperform
Over the Long Term
Average annual total return
(12/31/25-12/31/98).

[BAR CHART APPEARS HERE]

Small-Caps          12.4%
Large-Caps          11.2%

Past performance is no guarantee of future results. Results for other periods may vary. "Small-Caps" are represented by the Ibbotson Small Company Total Return Index. "Large-Caps" are represented by the Ibbotson Large Company Total Return Index. Both are unmanaged indices, and it is not possible to invest directly in such an index. Results for indices do not reflect past or future performance for any PIMCO Fund.

Small-cap stocks have historically outperformed larger-cap stocks over the long term. But the higher potential returns are accompanied by greater price volatility and less liquidity. Given the additional risks, you may want to consider a small-cap mutual fund to benefit from professional risk management and investment expertise. And PIMCO offers two compelling choices.


PIMCO Small-Cap Value Fund
This Fund can be an ideal small-cap value holding within a diversified portfolio. As a value fund, it may prove a timely pick, since value stocks perform well when inflation is rising, as some signs now indicate. And Standard & Poor's recently awarded Select Fund status to the Fund (see page 2). There are even more good reasons to choose the PIMCO Small-Cap Value Fund:

 . Experienced managers who adhere to a strict value discipline and seek fundamentally sound smaller-cap companies.

 . Broad diversification across more than 50 industries to reduce the risks of small-cap investing. At June 30, 1999, the Fund's three-year Morningstar risk rating was 30% lower than that of the average small-cap fund.

 . Dividends to add protection in uncertain times. The Fund managers believe the ability to pay dividends is a sign of a company's financial stability.

 . Strong performance, competitive with an average of mutual funds with the same objective (as measured by the Lipper Small-Cap Fund Average). Over the last three years, the Fund outpaced both the Lipper average and the Russell 2000 Index.


PIMCO Opportunity Fund
This small-cap growth fund gives investors access to a dynamic area of the stock market. But like all small-cap funds, Opportunity Fund's reward potential comes with increased risk. However, it seeks to reduce small-cap volatility by increasing diversification.

Best considered a long-term holding, the Fund was singled out by Money magazine as "one of the best funds for steady savers" (01/98). Consider these other highlights:

 . Skilled manager, Michael Gaffney, who started managing the Fund in March 1999, has over 12 years of small-cap investment experience. His investment process centers on in-depth fundamental research.

 . Uncovering tomorrow's leaders is the focus of Mr. Gaffney's research:
"Small-cap companies likely to surprise the market with stronger than expected earnings growth offer the best potential for stock price appreciation."

 . Solid performance, beating an average of mutual funds with the same objective (as measured by the Lipper Capital Appreciation Fund Average) over the 10-year and since inception periods ended June 30, 1999. Since inception, the Fund has outperformed small-cap stocks in general (as measured by the Russell 2000 Index).

 . Long-term potential to offset short-term volatility. While its past record is no guarantee of future performance, the Fund has repeatedly achieved positive long-term results despite the small-cap markets inherent volatility.

To learn more about either of these Funds, call your financial advisor. Or call us at 1-800-426-0107.


Past performance is no guarantee of future results. Investment return will fluctuate, and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. Small-Cap Value and Opportunity Funds invest primarily in small-cap stocks, which can entail special risks due to less liquidity and greater price volatility. They can also invest in foreign securities, which can entail special risks due to foreign economic and political developments.

In The News

Recent News on PIMCO Funds

PIMCO Funds and the portfolio managers were mentioned in numerous print and television media during the second quarter of this year. The following are highlights from a few of these commentaries:

 . Growing Strong A May 3 Barron's article and a May 27 column in The Wall Street Journal featured PIMCO as one of the top-selling fund complexes, both year-to-date and for the month of April. PIMCO was the fourth largest fund complex--based on year-to-date sales--as of April 30.

 . Innovation Continues to be Noticed PIMCO Innovation Fund, and its manager Dennis McKechnie, continued to attract the attention of the media during the second quarter. Not only was the Fund the focus of feature articles in Individual Investor (June 4) and The Orange County Register (April 4), its manager, Dennis McKechnie, was quoted on the technology sector in numerous pieces. McKechnie was also a guest on CNBC and was a featured speaker at the Morningstar/L.A. Times Investment Conference on May 22.

 . Don't Forget About Mid-Caps The PIMCO Mid-Cap Growth Fund was featured as one of the best performing funds in the mid-cap sector in an article in the April issue of On Wall Street. The author commented on the mid-cap marketplace, stating, "The class offers some of the fizz of small-cap stocks without all of their risk."


Morningstar Inc., an independent organization, provides investors with information regarding a wide range of investment products. One service offered by Morningstar is assigning star ratings to the mutual funds it tracks. Funds begin to be rated once they have a three-year record. The highest Morningstar rating is five-stars, and the lowest rating is one-star. Following are the PIMCO Fund family's five- and four-star rated Funds as of June 30, 1999.

--------------------------------------------------------------------------------
   PIMCO STOCK FUNDS        Overall     3 Year     5 Year    10 Year
--------------------------------------------------------------------------------
   Renaissance              ****        4          4         3
   StocksPLUS               *****       5          5         -
   Capital Appreciation     ****        4          4         -
   Growth                   ****        4          3         4
   Innovation               *****       5          -         -
--------------------------------------------------------------------------------
   PIMCO BOND FUNDS         Overall     3 Year     5 Year    10 Year
--------------------------------------------------------------------------------
   Short-Term               *****       5          5         5
   Low Duration             *****       5          5         5
   Total Return             *****       5          5         5
   High Yield               *****       5          5         -
   Global Bond II           ****        4          -         -
   Foreign Bond             *****       5          5         -

The chart above is based on June 30, 1999 Morningstar ratings. Overall rating is a weighted average of a fund's 3-, 5- and 10-year ratings (when applicable). During the 3-, 5- and 10-year periods there were 3,043, 1,878 and 748 domestic equity funds and 1,543, 1,102 and 371 taxable bond funds rated, respectively.

Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to monthly changes. Therefore, past ratings are not a guarantee of future results. Overall ratings are calculated from a fund's 3-, 5- and 10-year (if applicable) average annual total returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. With the exception of Renaissance C, Growth C and Innovation C, ratings are based on institutional class shares. Class A, B and C shares, which were initially offered on 1/17/97, have not yet been rated by Morningstar. Had Class A, B and C shares been in existence for the same time period as the institutional class shares, they may have received different ratings due to Class A, B and C shares' higher expense and sales charges. Ratings for other share classes of Renaissance, Growth and Innovation may vary. 5-star ratings are limited to the top 10% of funds in an investment category, the next 22.5% earn 4 stars and the next 35% earn 3 stars. Institutional class shares generally have a $5 million minimum investment. Under special circumstances, institutional shares may be available. Call for details.

Service Update

New Web Site Home Page


The PIMCO Funds Web site has recently undergone several changes, expanding the site's resources and making them more easily accessible to you. In an effort to continually improve PIMCO Funds online (www.pimcofunds.com), we've refined the original layout and added new features. With the complete redesign of the Home page, you now have one-click access to some of the site's most valuable content.

[GRAPHIC APPEARS HERE]

Our redesigned Home page puts your favorite content--such as Daily Manager Commentary and Daily Share Prices--just a click away.

New Resources
News is an addition to keep you informed about such things as PIMCO Funds products and services, portfolio manager appearances on television and much more.

Also new, Fund Spotlight highlights a specific PIMCO Fund that may deserve consideration given current market conditions.


Added Accessibility
Daily Manager Commentary (DMC) remains one of the most popular sections of our site. A link to the DMC now appears on the Home page, complete with a short summary.

What's more, you can now jump directly to specific share classes when checking Daily Share Prices from the Home page.

There is also a link to your direct account, My PIMCO Funds Account, where you can check your current balance and recent transaction history. Your PIMCO Funds Investor Service Representative can provide you with a temporary PIN over the phone. Call 1-800-426-0107, Mon-Fri, 8:00 am-8:00 pm ET.

As before, there is still a link to My Portfolio, which can track your PIMCO Funds portfolio along with your other investments.

And, of course, you still have access to Investment Insight for further manager commentary, Fund Information to analyze fund statistics, and Resources to find useful information about PIMCO's services.


A Word About Privacy

While pimcofunds.com has undergone many changes, your privacy has not been compromised. For those of you already registered with PIMCO Funds online, you may notice that your name now appears on the Home page. While the site recognizes you upon each return visit after logging in, rest assured that no personal information is accessible to those using your computer. Furthermore, PIMCO Funds does not provide your personal information to other firms for their marketing use.

If you have any comments or questions about the site, please call us at 1-800-426-0107. Or use the e-mail feature of the site to contact us.

[GRAPHIC APPEARS HERE]

View your account balance, check recent transactions, and see all your distributions--all on the PIMCO Funds Web site.

The PIMCO Funds Family

PIMCO Funds offers unique access to the investment expertise of PIMCO Advisors L.P. PIMCO Advisors manages 254 billion, including assets for 46 of the 100 largest U.S. corporations.

The firm's institutional heritage is reflected in the PIMCO Funds, each seeking the highest caliber performance in a specific investment style. To learn more about any of the PIMCO Funds, please call us at 1-800-426-0107.

                Fund Name             Objective                                 Primary Portfolio Composition
------------------------------------------------------------------------------------------------------------------------------------
Growth          Growth                Long-term growth of capital               Stocks of larger-capitalized companies
Stock Funds
                Target                Capital appreciation                      Stocks of medium-capitalized companies

                Opportunity           Capital appreciation                      Stocks of smaller-capitalized companies
------------------------------------------------------------------------------------------------------------------------------------
Blend           Capital Appreciation  Growth of capital                         Stocks of larger-capitalized companies the manager
Stock Funds                                                                     believes are reasonably priced

                Mid-Cap Growth        Growth of capital                         Stocks of medium-capitalized companies the manager
                                                                                believes are reasonably priced
------------------------------------------------------------------------------------------------------------------------------------
Value           Equity Income         Current income and long-term growth       Stocks of companies with below-average P/Es
Stock Funds                                                                     and above-average dividends

                Renaissance           Long-term growth of capital and income    Stocks with below-average valuations

                Value                 Long-term growth of capital and income    Stocks of companies with below-average P/Es

                Value 25              Long-term growth of capital and income    Stocks of medium-capitalized companies with
                                                                                below-average P/Es

                Small-Cap Value       Growth of capital and income              Stocks of smaller-capitalized companies with
                                                                                below-average P/Es
------------------------------------------------------------------------------------------------------------------------------------
Enhanced Index  Tax-Efficient Equity  Maximum after-tax growth of capital       Stocks of larger-capitalized companies
Stock Funds
                StocksPLUS            Total return exceeding the S&P 500 Index  S&P 500 stock index futures backed by a portfolio of short-term, fixed-income securities
------------------------------------------------------------------------------------------------------------------------------------
International   International         Capital appreciation                      Stocks of non-U.S. companies in developed and
Stock Funds                                                                     emerging markets
------------------------------------------------------------------------------------------------------------------------------------
Sector Related  Innovation            Capital appreciation                      Stocks of technology-related companies
Stock Funds
                Precious Metals       Capital appreciation                      Stocks of precious metals-related companies
------------------------------------------------------------------------------------------------------------------------------------
Short Duration  Money Market          Maximum current income, consistent with   Money market securities (less than or equal
Bond Funds                            preservation of capital and daily          to 90 days)
                                      liquidity

                Short-Term            Maximum current income, consistent with   Money market securities and short-term bonds (up to
                                      preservation of capital and daily         1 year duration)
                                      liquidity

                Low Duration          Maximum total return                      Shorter-term, investment-grade bonds (1-3 year
                                                                                duration)
------------------------------------------------------------------------------------------------------------------------------------
Intermediate    Total Return          Maximum total return                      Intermediate-term, investment-grade bonds
Duration                                                                        (3-6 year duration)
Bond Funds
------------------------------------------------------------------------------------------------------------------------------------
Long Duration   Long-Term U.S.        Maximum total return                      Long-term U.S. government bonds
Bond Funds      Government                                                      (8+ year duration)
------------------------------------------------------------------------------------------------------------------------------------
International   Global Bond II        Maximum total return                      Investment-grade U.S. and foreign bonds (3-7 year
Bond Funds                                                                      duration)
                Foreign Bond          Maximum total return                      Investment-grade foreign bonds (3-7 year duration)

                Emerging Markets Bond Maximum total return                      Emerging market bonds (0-8 year duration)
------------------------------------------------------------------------------------------------------------------------------------
High Yield      High Yield            Maximum total return                      High-yield bonds (2-6 year duration)
Bond Funds
------------------------------------------------------------------------------------------------------------------------------------
Tax Exempt      Municipal Bond        High current income exempt from           Investment-grade municipal bonds (3-10 year
Bond Funds                            federal taxes, preservation of capital    duration)
------------------------------------------------------------------------------------------------------------------------------------
Inflation-      Real Return Bond      Maximum total return                      Inflation-adjusted government bonds
Indexed
Bond Funds
------------------------------------------------------------------------------------------------------------------------------------
Convertible     Convertible Bond      Maximum total return                      Convertible bonds
Bond Funds
------------------------------------------------------------------------------------------------------------------------------------
Stock and       Strategic Balanced    Maximum total return                      S&P 500 Index futures and short- and intermediate-
Bond Funds                                                                      term investment grade bonds

                90/10 Portfolio       Long-term capital appreciation            90% in PIMCO Stock Funds and 10% in PIMCO Bond Funds


                60/40 Portfolio       Long-term capital appreciation and        60% in PIMCO Stock Funds and 40% in PIMCO Bond Funds
                                      current income

                30/70 Portfolio       Current income, with long-term capital    30% in PIMCO Stock Funds and 70% in PIMCO Bond Funds
                                      appreciation as a secondary objective

For more information on the risks associated with these Funds, see page 27.

Multi-Manager Series

PIMCO Funds Annual Report

Dear Fellow Shareholder:

The past year has been an eventful time, both in the geopolitical sphere and in the financial markets. After flaring up in March, the Kosovo Crisis is now on the road to resolution. It proved, in the end, to have surprisingly little impact on the U.S. stock and bond markets.

Large-cap growth stocks continued to dominate the stock market through the 12 months, ending in April, when their hegemony began to falter, the market broadened, and value stocks emerged from the sidelines. Value investing appeared to be back. Then towards the end of June, the stock market teetered back in the direction of growth stocks. No one can guarantee what will happen next, but all of these events serve to underscore the importance of portfolio diversification.

Of course, there was also the much hyped advent of the "Dow 10,000." After topping 10,000 for the first time in mid-March, the Dow Jones Industrial Average waited until April to close above that mark. It then thundered past 11,000, only to fall back and waver between the two markers for the past few months. To think it was a mere three and a half years ago that the Dow Jones broke 5,000!

The past 12 months have been eventful at PIMCO Funds too. We are now one of the country's fastest-growing fund families, with assets under management recently surpassing $50 billion. And in January, PIMCO announced the formation of a new investment division, PIMCO Equity Advisors, to focus on our expanding slate of stock mutual funds. Based in New York City, the division is headed by Ken Corba, a 14-year investment veteran. PIMCO Equity Advisors currently manages PIMCO Renaissance, Growth, Target, Opportunity and Innovation Funds, with almost $6 billion in assets under management as of June 30, 1999.

As we move toward the new millennium, we will of course continue to work hard to help you meet your financial objectives. As viable opportunities arise, we will be expanding our fund family to offer you additional investment options managed by PIMCO's investment professionals.

Inside this Annual Report, you will find detailed information on our Multi-Manager Series of stock funds. As you will see, these Funds have continued to report strong relative performance. I encourage you to review the information and commentary carefully. And once again, I would like to thank you for the trust you've placed in us through your investments. If you have any questions regarding your investment, contact your financial advisor, or call us at 1-800-426-0107. Or visit our Web site at www.pimcofunds.com.

Sincerely,

/s/ Stephen Treadway

Stephen Treadway
President
July 30, 1999

A Word About the Year 2000

We at PIMCO are dedicated to making our computer systems fully operational before, during, and after 2000. Similarly, our analysts and portfolio managers take Year 2000 risks into account along with other investment considerations when making investment decisions, such as choosing counterparties and evaluating risks associated with portfolio securities. This evaluation often differs for different issuers and depending upon the investment objectives, policies, and restrictions applicable to a portfolio. The information available for different issuers and counterparties varies substantially in accuracy and completeness. In particular, little information exists about companies that are not registered with the United States Securities and Exchange Commission and about foreign issuers, counterparties, markets, and other institutions.

While we are dedicated to making the transition to Year 2000 a smooth one, we cannot guarantee investment performance or that Year 2000 will not result in losses. Investments in companies with real or perceived Year 2000 problems may decline in value or fail on scheduled dividend, interest, or principal payments. Any such failures may affect the fund's performance. 1

1 This is a Year 2000 Readiness Disclosure.

PIMCO Funds Financial Information

We are pleased to present an in-depth review of the PIMCO Multi-Manager Series Funds as of June 30, 1999. In order to help analyze, compare and contrast the Funds, the report is broken down into a number of sections. Listed below is a table of contents and descriptions of the various sections.

Pages 13-28 Fund Summaries
A summary of a Fund's performance record and portfolio composition, and a review from the Fund's investment manager.

Pages 29-49 Schedule of Investments
The Schedule of Investments includes a listing of securities in the Fund's portfolio as of June 30, 1999, including the number of shares or principal amount and value as of that date.


                                                   Schedule of
Fund Name                       Fund Summary       Investments

Balanced Fund                   Page 13            Page 29
Capital Appreciation Fund       Page 14            Page 32
Equity Income Fund              Page 15            Page 33
Growth Fund                     Page 16            Page 34
Innovation Fund                 Page 17            Page 35
International Fund              Page 18            Page 36
Mid-Cap Growth Fund             Page 19            Page 39
Opportunity Fund                Page 20            Page 40
Precious Metals Fund            Page 21            Page 42
Renaissance Fund                Page 22            Page 43
Small-Cap Value Fund            Page 23            Page 44
Target Fund                     Page 24            Page 45
Tax-Efficient Equity Fund       Page 25            Page 46
Value Fund                      Page 26            Page 48
Value 25 Fund                   Page 27            Page 49


Pages 50-57 Financial Highlights
This chart shows a per share breakdown of the factors that affect a Fund's NAV for the current and past reporting periods. In addition to showing total return, the chart reports distributions, asset size, expense ratio and portfolio turnover rate.

Pages 58-59 Statements of Assets and Liabilities
A "balance sheet" of a Fund as of the last day of the fiscal period. It includes the Fund's Class level NAVs per share by dividing the Fund's Class level net assets (assets minus liabilities) by the number of Class level shares outstanding.

Pages 60-61 Statements of Operations
This statement lists a Fund's income, expenses, and gains and losses on securities and currency transactions, and appreciation or depreciation from portfolio holdings.

Pages 62-65 Statements of Changes in Net Assets
This statement reports the increase or decrease in a Fund's net assets during the reporting period. Changes in net assets are due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.

Pages 66-71 Notes to Financial Statements
A description of the significant accounting policies of the Funds, and more detailed information about the schedules and tables that appear in the report.

June 30, 1999

PIMCO Balanced Fund


OBJECTIVE

Total return consistent with prudent investment management


PORTFOLIO

Primarily common stocks, fixed income securities and money market instruments


FUND INCEPTION DATE

6/25/92


TOTAL NET ASSETS

$72.6 million


NUMBER OF SECURITIES IN THE PORTFOLIO

192 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGERS

Cadence Capital Management, NFJ Investment Group and Pacific Investment Management Company


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 6/30/99

                A Shares            B Shares         C Shares     S&P500/       Lipper
                                                                  Leh. Agg.     Balanced
                        Adjusted           Adjusted  Adjusted     Hybrid Index  Fund Avg.
-----------------------------------------------------------------------------------------
1 year           7.9%      1.9%      7.0%      2.5%      6.1%     15.2%         10.0%
3 years         15.6%     13.4%     14.8%     14.0%     14.8%     20.3%         15.9%
5 years         15.8%     14.5%     15.0%     14.8%     15.0%     19.7%         16.2%
Inception       12.8%     11.8%     11.9%     11.9%     11.9%     --            --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                         PIMCO              PIMCO              PIMCO         Lipper Balanced        S&P 500/
                       Balanced A         Balanced B         Balanced C          Index             Leh. Agg.
                                                                                                  Hybrid Index
06/30/92                 9,450              10,000             10,000            10,000              10,000
07/31/92                 9,812              10,377             10,377            10,294              10,327
08/31/92                 9,790              10,347             10,347            10,198              10,242
09/30/92                 9,946              10,506             10,506            10,315              10,362
10/31/92                 9,974              10,529             10,529            10,316              10,329
11/30/92                10,143              10,701             10,701            10,551              10,541
12/31/92                10,284              10,842             10,842            10,703              10,686
01/31/93                10,362              10,917             10,917            10,846              10,821
02/28/93                10,484              11,039             11,039            10,980              10,985
03/31/93                10,577              11,130             11,130            11,206              11,143
04/30/93                10,437              10,976             10,976            11,121              11,012
05/31/93                10,559              11,098             11,098            11,315              11,195
06/30/93                10,614              11,149             11,149            11,435              11,295
07/31/93                10,564              11,089             11,089            11,482              11,294
08/31/93                10,873              11,407             11,407            11,829              11,630
09/30/93                10,821              11,344             11,344            11,854              11,589
10/31/93                10,935              11,457             11,457            11,976              11,750
11/30/93                10,821              11,330             11,330            11,784              11,643
12/31/93                10,895              11,401             11,401            11,982              11,753
01/31/94                11,069              11,575             11,575            12,296              12,056
02/28/94                10,870              11,360             11,360            12,054              11,776
03/31/94                10,495              10,962             10,962            11,616              11,352
04/30/94                10,571              11,035             11,035            11,642              11,403
05/31/94                10,620              11,078             11,078            11,732              11,515
06/30/94                10,450              10,895             10,895            11,528              11,335
07/31/94                10,733              11,182             11,182            11,788              11,649
08/31/94                11,011              11,465             11,465            12,083              11,941
09/30/94                10,778              11,215             11,215            11,865              11,695
10/31/94                10,898              11,333             11,333            11,902              11,849
11/30/94                10,663              11,081             11,081            11,625              11,579
12/31/94                10,749              11,163             11,163            11,737              11,714
01/31/95                11,019              11,437             11,437            11,882              11,989
02/28/95                11,335              11,758             11,758            12,229              12,384
03/31/95                11,501              11,923             11,923            12,445              12,633
04/30/95                11,708              12,130             12,130            12,678              12,927
05/31/95                12,122              12,551             12,551            13,084              13,437
06/30/95                12,300              12,728             12,728            13,316              13,664
07/31/95                12,469              12,895             12,895            13,597              13,924
08/31/95                12,595              13,017             13,017            13,703              14,012
09/30/95                12,926              13,350             13,350            14,031              14,421
10/31/95                12,966              13,384             13,384            13,995              14,465
11/30/95                13,355              13,776             13,776            14,430              14,933
12/31/95                13,593              14,014             14,014            14,657              15,189
01/31/96                13,851              14,271             14,271            14,922              15,540
02/29/96                13,728              14,135             14,135            14,929              15,518
03/31/96                13,727              14,126             14,126            14,985              15,565
04/30/96                13,795              14,187             14,187            15,084              15,668
05/31/96                13,983              14,371             14,371            15,239              15,897
06/30/96                14,105              14,487             14,487            15,289              16,019
07/31/96                13,712              14,075             14,075            14,895              15,612
08/31/96                13,792              14,148             14,148            15,131              15,799
09/30/96                14,292              14,652             14,652            15,690              16,443
10/31/96                14,642              15,001             15,001            16,023              16,860
11/30/96                15,467              15,838             15,838            16,770              17,741
12/31/96                15,317              15,674             15,674            16,563              17,464
01/31/97                15,796              16,159             16,159            17,070              18,140
02/28/97                15,811              16,174             16,174            17,133              18,243
03/31/97                15,410              15,742             15,755            16,635              17,713
04/30/97                15,822              16,163             16,161            17,136              18,453
05/31/97                16,469              16,810             16,823            17,836              19,197
06/30/97                16,906              17,250             17,246            18,409              19,804
07/31/97                17,989              18,341             18,336            19,456              20,963
08/31/97                17,603              17,932             17,927            18,840              20,187
09/30/97                18,322              18,671             18,670            19,591              20,970
10/31/97                17,994              18,321             18,320            19,235              20,671
11/30/97                18,292              18,610             18,609            19,587              21,283
12/31/97                18,581              18,891             18,905            19,877              21,588
01/31/98                18,631              18,941             18,939            20,016              21,842
02/28/98                19,357              19,664             19,662            20,810              22,781
03/31/98                19,957              20,254             20,248            21,447              23,512
04/30/98                19,907              20,186             20,181            21,595              23,703
05/31/98                19,840              20,119             20,113            21,377              23,549
06/30/98                20,186              20,457             20,451            21,764              24,203
07/31/98                19,719              19,966             19,960            21,509              24,068
08/31/98                17,953              18,153             18,164            19,655              22,137
09/30/98                18,737              18,955             18,952            20,504              23,195
10/31/98                19,442              19,653             19,649            21,271              24,278
11/30/98                20,196              20,386             20,382            22,050              25,216
12/31/98                20,778              20,965             20,982            22,863              26,119
01/31/99                20,896              21,063             21,080            23,229              26,849
02/28/99                20,211              20,368             20,366            22,672              26,160
03/31/99                20,397              20,539             20,557            23,232              26,846
04/30/99                21,321              21,474             21,472            23,994              27,504
05/31/99                21,203              21,334             21,332            23,624              27,018
06/30/99                21,776              21,891             21,891            24,276              27,884

*Past performance is not an indication of future results. The adjusted returns above include the effect of applicable sales charges. Excluding the 6-month and 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/20/97) and the prior performance of the Fund's institutional class shares (for the period from 6/25/92), adjusted for retail class fees and expenses. See page 28 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 5 Holdings                                            % of Total Investments
--------------------------------------------------------------------------------
Government National                                                         3.9%
Mortgage Association, 6.500%
--------------------------------------------------------------------------------
Federal National                                                            2.7%
Mortgage Association, 8.500%
--------------------------------------------------------------------------------
Federal Home Loan                                                           2.5%
Mortgage Corp., 6.500%
--------------------------------------------------------------------------------
New England Educational                                                     2.5%
Loan Marketing, 5.270%
--------------------------------------------------------------------------------
Conagra, Inc. 5.298%                                                        2.5%
--------------------------------------------------------------------------------
Top Five Total                                                             14.1%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stocks                                                              49.6%
--------------------------------------------------------------------------------
Mortgage-Backed Securities                                                 21.9%
--------------------------------------------------------------------------------
Short-Term Instruments                                                     16.5%
--------------------------------------------------------------------------------
Corporate Bonds & Notes                                                    10.5%
--------------------------------------------------------------------------------
Asset-Backed Securities                                                     1.2%
--------------------------------------------------------------------------------
U.S. Treasury Obligations                                                   0.3%
--------------------------------------------------------------------------------

Bond Analysis
--------------------------------------------------------------------------------
Average Quality                                                              AA+
--------------------------------------------------------------------------------
Duration                                                               3.9 years
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Balanced Fund posted returns of 7.9% for Class A shares, 7.0% for Class B shares and 6.1% for Class C shares for the one-year period ended June 30, 1999.

   At the end of this period, the Fund's assets were allocated approximately 50% to stocks and 50% to bonds. This allocation should offer investors the broad diversification needed in any type of market.

   The telecom sector greatly contributed to the Fund's performance this year. The sector benefited from increased demand from corporations for data communications capabilities. One standout in this sector was GTE. GTE provides inter-networking services ranging from dial-up Internet access for consumers to Web-based applications for Fortune 500 companies. The company benefited from increased revenues, new product development, and the sale of some of its business units.

   Bell Atlantic also turned in a strong performance this year. This telecommunications company is still benefiting from economies of scale resulting from its merger with NYNEX two years ago. The company experienced higher usage of its network facilities as well as an increase in access lines in service. As the demand for telecommunications capabilities continues to grow, the manager is optimistic that this company will continue to see earnings growth.

   The Fund maintained an above-benchmark weighting in mortgage-backed securities, which has significantly contributed to performance over the past year, but was negative for performance in the second quarter. However, this position will be maintained as the manager's outlook for a range-bound interest rate environment makes this sector a good way to enhance yield without adding significant risk. The manager also plans to maintain the portfolio duration slightly above the benchmark, as long-term interest rates approach the top of the forecasted secular range of 5% to 6.5%.

   Effective on or about September 24, 1999, PIMCO Balanced Fund will be merged into PIMCO Strategic Balanced Fund. The Strategic Balanced Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing in the securities eligible for purchase by the PIMCO StocksPLUS and Total Return Funds. Full descriptions of these two Funds and the Strategic Balanced Fund can be found in the PIMCO Funds: Pacific Investment Management Series prospectus. The allocation of assets between equity and fixed income is determined by Pacific Investment Management Company.


                                          See page 29 for financial details.  13

June 30, 1999

PIMCO Capital Appreciation Fund


OBJECTIVE

Long-term growth of capital and current income


PORTFOLIO

Primarily common stocks of companies with market capitalizations of at least $100 million that have improving fundamentals and whose stock is reasonably valued by the market


FUND INCEPTION DATE

3/8/91


TOTAL NET ASSETS

$1.1 billion


NUMBER OF SECURITIES IN THE PORTFOLIO

91 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

Cadence Capital Management

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------
Average Annual Total Return   For periods ended 6/30/99

                A Shares            B Shares         C Shares               Lipper Cap.
                                                                  S&P 500   App. Fund
                        Adjusted            Adjusted  Adjusted     Index    Avg.
---------------------------------------------------------------------------------------
1 year          10.1%      4.1%      9.4%      4.4%      8.3%     22.8%     20.0%
3 years         24.1%     21.8%     23.2%     22.6%     23.2%     29.1%     16.7%
5 years         24.0%     22.6%     23.1%     22.9%     23.1%     27.9%     19.3%
Inception       19.0%     18.2%     18.3%     18.3%     18.2%     --        --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

              PIMCO             PIMCO             PIMCO           S&P 500
             Capital           Capital           Capital          Index
          Appreciation A    Appreciation B    Appreciation C

03/31/91      9,450             10,000            10,000          10,000
04/30/91      9,172              9,699             9,699          10,024
05/31/91      9,622             10,169            10,169          10,457
06/30/91      9,101              9,612             9,612           9,978
07/31/91      9,749             10,290            10,290          10,443
08/31/91     10,051             10,603            10,603          10,691
09/30/91      9,909             10,447            10,447          10,512
10/31/91     10,245             10,794            10,794          10,653
11/30/91      9,944             10,471            10,471          10,224
12/31/91     11,323             11,915            11,915          11,393
01/31/92     11,211             11,790            11,790          11,181
02/29/92     11,328             11,907            11,907          11,327
03/31/92     10,952             11,504            11,504          11,106
04/30/92     10,925             11,468            11,468          11,432
05/31/92     10,968             11,506            11,506          11,488
06/30/92     10,619             11,133            11,133          11,317
07/31/92     10,925             11,446            11,446          11,780
08/31/92     10,650             11,151            11,151          11,539
09/30/92     10,927             11,434            11,434          11,674
10/31/92     11,304             11,822            11,822          11,714
11/30/92     11,962             12,503            12,503          12,113
12/31/92     12,124             12,664            12,664          12,262
01/31/93     12,532             13,082            13,082          12,364
02/28/93     12,378             12,913            12,913          12,533
03/31/93     12,946             13,498            13,498          12,797
04/30/93     12,624             13,155            13,155          12,488
05/31/93     13,193             13,739            13,739          12,822
06/30/93     13,400             13,945            13,945          12,860
07/31/93     13,206             13,735            13,735          12,808
08/31/93     13,684             14,224            14,224          13,294
09/30/93     14,082             14,629            14,629          13,192
10/31/93     14,113             14,651            14,651          13,465
11/30/93     13,826             14,344            14,344          13,337
12/31/93     14,215             14,738            14,738          13,498
01/31/94     14,711             15,243            15,243          13,957
02/28/94     14,507             15,023            15,023          13,578
03/31/94     13,778             14,259            14,259          12,986
04/30/94     13,826             14,300            14,300          13,152
05/31/94     13,811             14,275            14,275          13,368
06/30/94     13,418             13,860            13,860          13,041
07/31/94     13,741             14,185            14,185          13,469
08/31/94     14,147             14,595            14,595          14,021
09/30/94     13,764             14,190            14,190          13,678
10/31/94     14,075             14,503            14,503          13,986
11/30/94     13,427             13,826            13,826          13,476
12/31/94     13,555             13,949            13,949          13,676
01/31/95     13,543             13,926            13,926          14,031
02/28/95     14,215             14,610            14,610          14,578
03/31/95     14,834             15,237            15,237          15,008
04/30/95     15,339             15,747            15,747          15,450
05/31/95     15,896             16,308            16,308          16,067
06/30/95     16,579             16,999            16,999          16,440
07/31/95     17,494             17,926            17,926          16,986
08/31/95     17,658             18,083            18,083          17,028
09/30/95     18,353             18,783            18,783          17,747
10/31/95     18,003             18,414            18,414          17,683
11/30/95     18,550             18,962            18,962          18,460
12/31/95     18,518             18,917            18,917          18,815
01/31/96     19,135             19,535            19,535          19,456
02/29/96     19,854             20,257            20,257          19,636
03/31/96     19,885             20,276            20,276          19,825
04/30/96     20,128             20,512            20,512          20,117
05/31/96     20,632             21,012            21,012          20,636
06/30/96     20,587             20,953            20,953          20,715
07/31/96     19,545             19,879            19,879          19,800
08/31/96     20,379             20,716            20,716          20,217
09/30/96     21,623             21,967            21,967          21,355
10/31/96     22,161             22,499            22,499          21,944
11/30/96     23,767             24,116            24,116          23,603
12/31/96     23,387             23,715            23,715          23,135
01/31/97     24,752             25,086            25,086          24,581
02/28/97     24,484             24,815            24,802          24,773
03/31/97     23,592             23,884            23,884          23,756
04/30/97     24,331             24,621            24,621          25,174
05/31/97     25,874             26,172            26,172          26,706
06/30/97     26,983             27,270            27,270          27,903
07/31/97     29,891             30,178            30,178          30,123
08/31/97     28,756             29,015            29,015          28,436
09/30/97     30,490             30,760            30,760          29,993
10/31/97     29,930             30,165            30,165          28,991
11/30/97     30,682             30,902            30,902          30,333
12/31/97     31,275             31,489            31,482          30,854
01/31/98     30,780             30,960            30,968          31,195
02/28/98     33,033             33,214            33,205          33,445
03/31/98     34,860             35,023            35,027          35,158
04/30/98     34,873             35,037            35,013          35,511
05/31/98     34,269             34,430            34,401          34,901
06/30/98     35,725             35,893            35,833          36,319
07/31/98     34,696             34,859            34,776          35,932
08/31/98     29,023             29,160            29,076          30,737
09/30/98     30,643             30,787            30,675          32,706
10/31/98     32,043             32,194            32,049          35,366
11/30/98     34,104             34,264            34,107          37,510
12/31/98     36,648             36,820            36,617          39,671
01/31/99     37,828             38,006            37,778          41,330
02/28/99     36,307             36,478            36,244          40,045
03/31/99     37,179             37,353            37,078          41,648
04/30/99     38,450             38,631            38,327          43,261
05/31/99     37,120             37,294            36,971          42,239
06/30/99     39,351             39,535            39,174          44,584




*Past performance is not an indication of future results.The adjusted returns above include the effect of applicable sales charges. Excluding the 6-month and 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/20/97) and the prior performance of the Fund's institutional class shares (for the period from 3/8/91), adjusted for retail class fees and expenses. See page 28 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Lucent Technologies, Inc.                                                   1.9%
Telecommunications systems/software
--------------------------------------------------------------------------------
Microsoft Corp.                                                             1.9%
Computer software
--------------------------------------------------------------------------------
Tyco International Limited                                                  1.8%
Fire protection systems
--------------------------------------------------------------------------------
Tellabs, Inc.                                                               1.8%
Voice data communications equipment
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                       1.6%
Discount stores
--------------------------------------------------------------------------------
Johnson Controls, Inc.                                                      1.5%
Building controls: auto products
--------------------------------------------------------------------------------
Texas Instruments, Inc.                                                     1.5%
Semiconductors; electrical equipment
--------------------------------------------------------------------------------
Honeywell, Inc.                                                             1.5%
Computers/industrial control systems
--------------------------------------------------------------------------------
International Business Machines Corp.                                       1.5%
Manufacturer of business machines
--------------------------------------------------------------------------------
AlliedSignal, Inc.                                                          1.5%
Aerospace, automotive fibers
--------------------------------------------------------------------------------
Top Ten Total                                                              16.5%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              21.2%
--------------------------------------------------------------------------------
Technology                                                                 16.1%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     15.9%
--------------------------------------------------------------------------------
Capital Goods                                                              10.0%
--------------------------------------------------------------------------------
Health Care                                                                 7.4%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               96.3%
--------------------------------------------------------------------------------
Cash Equivalents                                                            3.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Capital Appreciation Fund posted positive returns of 10.1% for Class A shares, 9.4% for Class B shares, and 8.3% for Class C shares for the one-year period ended June 30, 1999.

   The telecom sector contributed significantly to the Fund's performance this year, benefiting from an increased demand from corporations for data communications capabilities. One standout in particular was Tellabs, which designs, manufactures, markets, and services voice, data and video transport and network access systems used worldwide by public telephone companies, long-distance carriers, and wireless service products. The company has benefited from the explosion in the telecommunications infrastructure business, as demand for Internet access continues to grow. The company also benefited from its strong acquisition strategy, which has enabled it to grow larger and more efficient.

   Consumer cyclicals also contributed positively to the Fund's performance. A strong domestic economy and tight labor market this year resulted in a high level of consumer confidence. Companies such as Wal-Mart, Circuit City, The Gap, Home Depot, Lowe's and TJX all benefited from this trend. In particular, The Gap saw its stock price rise significantly during the year. The company continued its expansion, currently operating over 2,000 stores selling casual apparel, personal care and other accessories for all age groups. Its brands, which include Gap, GapKids, babyGap, Banana Republic and Old Navy, all benefited from strong branding. Same-store sales continued to grow, with the company realizing strong growth in particular from its lower-end Old Navy division.

   Tyco International, an international manufacturing conglomerate, also did well for the Fund. The company benefited from a stronger global economy, which created an increased demand for its products. It also continued to benefit from its successful acquisition policy, which included purchases of ADT, AMP, Raychem and Central Sprinkler.

   One disappointment for the Fund this year was HealthSouth, a health maintenance organization. Its lackluster performance was directly attributable to the lack of pricing power in the HMO industry. The industry was plagued by an inability to raise its fees high enough to meet anticipated price increases by the medical profession. General uncertainty about profitability led the manager to sell this holding.

   PIMCO Capital Appreciation Fund was rewarded for its growth-at-a-price investment philosophy in the second quarter of 1999, as interest rates rose and investors shied away from the highest valuation growth stocks. In this market environment, the manager is optimistic that the Fund's strong performance will continue.


14                                            See page 32 for financial details.

June 30, 1999

PIMCO Equity Income Fund


OBJECTIVE

Current income as a primary objective and long-term growth of capital


PORTFOLIO

Primarily common stocks with below-average price-to-earnings ratios and higher dividend yields relative to their industry groups


FUND INCEPTION DATE

3/8/91


TOTAL NET ASSETS

$202.0 million


NUMBER OF SECURITIES IN THE PORTFOLIO

47 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

NFJ Investment Group

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------
Average Annual Total Return   For periods ended 6/30/99

                A Shares            B Shares         C Shares               Lipper
                                                                  S&P 500   Equity Inc.
                        Adjusted           Adjusted  Adjusted     Index     Fund Avg.
1 year          12.3%      6.1%     11.4%      6.5%     10.3%     22.8%     11.4%
3 years         20.1%     17.9%     19.2%     18.5%     19.2%     29.1%     19.5%
5 years         20.6%     19.2%     19.7%     19.5%     19.7%     27.9%     19.2%
Inception       16.5%     15.7%     15.7%     15.7%     15.6%     --        --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                     PIMCO           PIMCO           PIMCO         S&P 500
                     Equity          Equity          Equity         Index
                    Income A        Income B        Income C
03/31/91               9,450          10,000          10,000        10,000
04/30/91               9,512          10,060          10,060        10,024
05/31/91              10,048          10,619          10,619        10,457
06/30/91               9,695          10,240          10,240         9,978
07/31/91              10,234          10,803          10,803        10,443
08/31/91              10,383          10,954          10,954        10,691
09/30/91              10,437          11,004          11,004        10,512
10/31/91              10,507          11,070          11,070        10,653
11/30/91              10,084          10,618          10,618        10,224
12/31/91              10,968          11,543          11,543        11,393
01/31/92              11,237          11,818          11,818        11,181
02/29/92              11,519          12,107          12,107        11,327
03/31/92              11,328          11,899          11,899        11,106
04/30/92              11,528          12,102          12,102        11,432
05/31/92              11,544          12,111          12,111        11,488
06/30/92              11,550          12,110          12,110        11,317
07/31/92              12,063          12,640          12,640        11,780
08/31/92              11,709          12,261          12,261        11,539
09/30/92              11,805          12,354          12,354        11,674
10/31/92              11,817          12,358          12,358        11,714
11/30/92              12,170          12,720          12,720        12,113
12/31/92              12,536          13,095          13,095        12,262
01/31/93              12,596          13,149          13,149        12,364
02/28/93              12,854          13,411          13,411        12,533
03/31/93              13,144          13,705          13,705        12,797
04/30/93              12,883          13,424          13,424        12,488
05/31/93              12,977          13,514          13,514        12,822
06/30/93              13,204          13,741          13,741        12,860
07/31/93              13,178          13,706          13,706        12,808
08/31/93              13,638          14,176          14,176        13,294
09/30/93              13,623          14,151          14,151        13,192
10/31/93              13,728          14,252          14,252        13,465
11/30/93              13,586          14,095          14,095        13,337
12/31/93              13,543          14,042          14,042        13,498
01/31/94              13,989          14,495          14,495        13,957
02/28/94              13,682          14,169          14,169        13,578
03/31/94              13,132          13,590          13,590        12,986
04/30/94              13,231          13,684          13,684        13,152
05/31/94              13,308          13,755          13,755        13,368
06/30/94              13,117          13,548          13,548        13,041
07/31/94              13,544          13,982          13,982        13,469
08/31/94              14,095          14,541          14,541        14,021
09/30/94              13,830          14,259          14,259        13,678
10/31/94              13,990          14,415          14,415        13,986
11/30/94              13,235          13,628          13,628        13,476
12/31/94              13,273          13,658          13,658        13,676
01/31/95              13,701          14,090          14,090        14,031
02/28/95              14,143          14,537          14,537        14,578
03/31/95              14,547          14,942          14,942        15,008
04/30/95              14,920          15,316          15,316        15,450
05/31/95              15,464          15,866          15,866        16,067
06/30/95              15,509          15,902          15,902        16,440
07/31/95              16,047          16,444          16,444        16,986
08/31/95              16,268          16,660          16,660        17,028
09/30/95              16,691          17,083          17,083        17,747
10/31/95              16,621          17,000          17,000        17,683
11/30/95              17,187          17,568          17,568        18,460
12/31/95              17,645          18,025          18,025        18,815
01/31/96              17,904          18,278          18,278        19,456
02/29/96              18,136          18,504          18,504        19,636
03/31/96              18,493          18,857          18,857        19,825
04/30/96              18,953          19,314          19,314        20,117
05/31/96              19,253          19,607          19,607        20,636
06/30/96              19,289          19,631          19,631        20,715
07/31/96              18,396          18,709          18,709        19,800
08/31/96              19,021          19,333          19,333        20,217
09/30/96              19,671          19,981          19,981        21,355
10/31/96              20,111          20,416          20,416        21,944
11/30/96              21,620          21,935          21,935        23,603
12/31/96              21,351          21,648          21,648        23,135
01/31/97              21,819          22,115          22,115        24,581
02/28/97              22,433          22,722          22,722        24,773
03/31/97              21,681          21,951          21,946        23,756
04/30/97              22,473          22,721          22,732        25,174
05/31/97              23,867          24,117          24,128        26,706
06/30/97              24,529          24,791          24,784        27,903
07/31/97              26,075          26,339          26,332        30,123
08/31/97              25,485          25,710          25,719        28,436
09/30/97              27,068          27,286          27,287        29,993
10/31/97              26,219          26,428          26,429        28,991
11/30/97              27,293          27,497          27,498        30,333
12/31/97              27,944          28,126          28,121        30,854
01/31/98              28,036          28,219          28,214        31,195
02/28/98              29,691          29,853          29,846        33,445
03/31/98              31,074          31,212          31,216        35,158
04/30/98              30,612          30,749          30,733        35,511
05/31/98              30,427          30,563          30,528        34,901
06/30/98              29,767          29,900          29,867        36,319
07/31/98              28,597          28,725          28,655        35,932
08/31/98              24,682          24,792          24,718        30,737
09/30/98              26,499          26,617          26,515        32,706
10/31/98              28,160          28,286          28,164        35,366
11/30/98              30,084          30,218          30,076        37,510
12/31/98              30,189          30,324          30,172        39,671
01/31/99              29,534          29,666          29,493        41,330
02/28/99              28,559          28,687          28,497        40,045
03/31/99              28,808          28,936          28,730        41,648
04/30/99              32,023          32,166          31,905        43,261
05/31/99              32,705          32,851          32,588        42,239
06/30/99              33,418          33,567          33,239        44,584

*Past performance is not an indication of future results. The adjusted returns above include the effect of applicable sales charges. Excluding the 6-month and 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/20/97) and the prior performance of the Fund's institutional class shares (for the period from 3/8/91), adjusted for retail class fees and expenses. See page 28 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
USX-U.S. Steel Group, Inc.                                                  4.1%
Integrated steel producer
--------------------------------------------------------------------------------
Union Planters Corp.                                                        4.0%
Commercial banking
--------------------------------------------------------------------------------
Harris Corp.                                                                3.9%
Govt. systems/communications
--------------------------------------------------------------------------------
B.F. Goodrich Co.                                                           2.2%
Aerospace/special chemicals
--------------------------------------------------------------------------------
Whirlpool Corp.                                                             2.2%
Major household appliances
--------------------------------------------------------------------------------
Bell Atlantic Corp.                                                         2.2%
Telephone services
--------------------------------------------------------------------------------
Hubbell, Inc. 'B'                                                           2.2%
Electric wiring devices
--------------------------------------------------------------------------------
Springs Industries, Inc. 'A'                                                2.2%
Finished fabrics/home furnishing
--------------------------------------------------------------------------------
GTE Corp.                                                                   2.2%
Largest independent telephone system
--------------------------------------------------------------------------------
Repsol                                                                      2.1%
Integrated oil company
--------------------------------------------------------------------------------
Top Ten Total                                                              27.3%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              19.8%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     15.7%
--------------------------------------------------------------------------------
Utilities                                                                  11.5%
--------------------------------------------------------------------------------
Energy                                                                     10.3%
--------------------------------------------------------------------------------
Materials & Processing                                                      9.9%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                              100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Equity Income Fund returned 12.3% for Class A shares, 11.4% for Class B shares, and 10.3% for Class C shares for the one-year period ended June 30, 1999.

   These results were in line with the Lipper Equity Income Fund Average, which returned 11.4% for the same period.

   For much of the year, the market was extremely narrow, with the largest of the large-cap growth stocks completely dominating the market, which certainly hurt the performance of the Fund. However, in the second quarter of 1999, the market rotated away from these stocks and towards lower valuation issues. As a result, PIMCO Equity Income Fund saw very strong performance in that quarter.

   One of the best performing sectors for the Fund this period was technology. The sector received attention from investors seeking stocks with the greatest growth expectations. Technology also benefited from an improving global economy, which caused increased demand for items like PCs and semiconductors.

   Another sector that contributed to the Fund's performance was tele-communications. The sector benefited from increased demand from corporations for data communications capabilities. One standout in this sector was GTE. GTE provides inter-networking services ranging from dial-up Internet access for consumers to Web-based applications for Fortune 500 companies. The company benefited from increased revenues, new product development, and the sale of some of its business units.

   Bell Atlantic also turned in a strong performance this year. The tele-communications company is still benefiting from economies of scale resulting from its merger with NYNEX two years ago. The company also experienced higher usage of its network facilities and an increase in access lines in service. As the demand for telecommunications capabilities widens, the manager is optimistic that this company will continue to see strong earnings growth.

   One disappointment for the Fund during this period was J.C. Penney. The department store chain was plagued by disappointing earnings throughout the year. In addition, the company's management was not able to offer a strategy for the company's turnaround that was satisfactory to Wall Street. However, the manager remains optimistic about the company because it owns the Eckerd Drug chain, which offers strong earnings and growth potential. In addition, the company's valuations are extremely low, which makes it relatively attractive to investors.

   A broadening of the market in the second quarter of 1999 has been beneficial to the Fund's performance, and the manager believes that the Fund is poised to continue its outperformance in this environment.


                                          See page 33 for financial details.  15

June 30, 1999

PIMCO Growth Fund


OBJECTIVE

Long-term growth of capital; income is incidental


PORTFOLIO

Primarily stocks of larger, well-established companies


FUND INCEPTION DATE

2/24/84


TOTAL NET ASSETS

$2.4 billion


NUMBER OF SECURITIES IN THE PORTFOLIO

41 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 6/30/99

                                                                            Lipper
                A Shares            B Shares         C Shares     S&P 500   Growth
                        Adjusted            Adjusted Adjusted     Index     Fund Avg.
-------------------------------------------------------------------------------------
1 year          18.7%     12.1%     17.7%     12.7%     16.8%     22.8%     18.9%
5 years         24.0%     22.7%     23.1%     22.9%     23.1%     27.9%     22.6%
10 years        17.8%     17.1%     17.2%     17.2%     16.9%     18.8%     16.2%
Inception       18.8%     18.4%     18.4%     18.4%     17.9%     --        --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                          PIMCO                     PIMCO                     PIMCO                     S&P 500
                        Growth A                  Growth B                   Growth C                    Index
02/29/84                 9,450                     10,000                     10,000                     10,000
03/31/84                 9,693                     10,250                     10,250                     10,180
04/30/84                 9,756                     10,310                     10,310                     10,251
05/31/84                 9,421                      9,950                      9,950                      9,708
06/30/84                 9,645                     10,180                     10,180                      9,912
07/31/84                 9,718                     10,251                     10,251                      9,763
08/31/84                10,499                     11,067                     11,067                     10,866
09/30/84                10,428                     10,986                     10,986                     10,877
10/31/84                10,522                     11,078                     11,078                     10,910
11/30/84                10,449                     10,994                     10,994                     10,801
12/31/84                10,662                     11,211                     11,211                     11,082
01/31/85                11,422                     12,003                     12,003                     11,947
02/28/85                11,517                     12,097                     12,097                     12,095
03/31/85                11,564                     12,138                     12,138                     12,104
04/30/85                11,511                     12,075                     12,075                     12,093
05/31/85                12,129                     12,716                     12,716                     12,790
06/30/85                12,478                     13,073                     13,073                     12,976
07/31/85                12,495                     13,083                     13,083                     12,958
08/31/85                12,432                     13,009                     13,009                     12,848
09/30/85                12,075                     12,628                     12,628                     12,449
10/31/85                12,573                     13,140                     13,140                     13,022
11/30/85                13,267                     13,857                     13,857                     13,920
12/31/85                14,018                     14,632                     14,632                     14,588
01/31/86                14,349                     14,969                     14,969                     14,670
02/28/86                15,509                     16,170                     16,170                     15,768
03/31/86                16,235                     16,917                     16,917                     16,647
04/30/86                16,256                     16,928                     16,928                     16,459
05/31/86                16,954                     17,644                     17,644                     17,335
06/30/86                17,257                     17,949                     17,949                     17,628
07/31/86                16,874                     17,539                     17,539                     16,642
08/31/86                17,838                     18,529                     18,529                     17,877
09/30/86                16,770                     17,409                     17,409                     16,399
10/31/86                17,584                     18,243                     18,243                     17,345
11/30/86                17,896                     18,555                     18,555                     17,767
12/31/86                17,397                     18,026                     18,026                     17,313
01/31/87                19,737                     20,439                     20,439                     19,646
02/28/87                21,026                     21,762                     21,762                     20,422
03/31/87                21,435                     22,171                     22,171                     21,012
04/30/87                21,395                     22,117                     22,117                     20,825
05/31/87                21,607                     22,321                     22,321                     21,006
06/30/87                22,545                     23,276                     23,276                     22,067
07/31/87                23,339                     24,082                     24,082                     23,186
08/31/87                24,015                     24,763                     24,763                     24,050
09/30/87                23,910                     24,640                     24,640                     23,524
10/31/87                18,490                     19,040                     19,040                     18,457
11/30/87                17,227                     17,728                     17,728                     16,936
12/31/87                18,859                     19,396                     19,396                     18,225
01/31/88                18,651                     19,171                     19,171                     18,992
02/29/88                19,819                     20,359                     20,359                     19,877
03/31/88                19,553                     20,073                     20,073                     19,263
04/30/88                19,727                     20,239                     20,239                     19,477
05/31/88                19,901                     20,405                     20,405                     19,646
06/30/88                21,087                     21,608                     21,608                     20,548
07/31/88                20,704                     21,202                     21,202                     20,470
08/31/88                19,628                     20,087                     20,087                     19,774
09/30/88                20,539                     21,007                     21,007                     20,616
10/31/88                20,685                     21,143                     21,143                     21,189
11/30/88                20,314                     20,751                     20,751                     20,886
12/31/88                20,781                     21,214                     21,214                     21,252
01/31/89                22,156                     22,605                     22,605                     22,807
02/28/89                21,739                     22,166                     22,166                     22,239
03/31/89                22,673                     23,104                     23,104                     22,758
04/30/89                24,319                     24,767                     24,767                     23,939
05/31/89                26,132                     26,597                     26,597                     24,908
06/30/89                25,803                     26,246                     26,246                     24,766
07/31/89                28,027                     28,492                     28,492                     27,003
08/31/89                28,881                     29,341                     29,341                     27,532
09/30/89                29,451                     29,902                     29,902                     27,419
10/31/89                28,559                     28,977                     28,977                     26,783
11/30/89                29,144                     29,553                     29,553                     27,329
12/31/89                28,774                     29,160                     29,160                     27,985
01/31/90                26,670                     27,010                     27,010                     26,107
02/28/90                27,340                     27,672                     27,672                     26,444
03/31/90                28,029                     28,351                     28,351                     27,145
04/30/90                27,870                     28,174                     28,174                     26,466
05/31/90                30,830                     31,147                     31,147                     29,047
06/30/90                31,364                     31,667                     31,667                     28,849
07/31/90                30,804                     31,082                     31,082                     28,757
08/31/90                28,537                     28,775                     28,775                     26,157
09/30/90                27,298                     27,507                     27,507                     24,883
10/31/90                27,248                     27,442                     27,442                     24,776
11/30/90                28,619                     28,824                     28,824                     26,377
12/31/90                29,058                     29,246                     29,246                     27,113
01/31/91                30,457                     30,653                     30,653                     28,295
02/28/91                32,753                     32,926                     32,926                     30,318
03/31/91                33,686                     33,864                     33,846                     31,052
04/30/91                33,363                     33,539                     33,504                     31,126
05/31/91                35,174                     35,360                     35,326                     32,471
06/30/91                33,431                     33,608                     33,556                     30,984
07/31/91                35,715                     35,904                     35,817                     32,428
08/31/91                37,513                     37,711                     37,589                     33,196
09/30/91                37,100                     37,296                     37,155                     32,642
10/31/91                38,323                     38,525                     38,366                     33,079
11/30/91                36,830                     37,024                     36,847                     31,746
12/31/91                41,485                     41,704                     41,492                     35,378
01/31/92                40,523                     40,737                     40,491                     34,720
02/29/92                40,811                     41,027                     40,761                     35,171
03/31/92                39,907                     40,118                     39,837                     34,485
04/30/92                39,695                     39,905                     39,587                     35,499
05/31/92                40,311                     40,524                     40,183                     35,673
06/30/92                39,061                     39,267                     38,913                     35,142
07/31/92                40,273                     40,486                     40,106                     36,578
08/31/92                38,772                     38,977                     38,567                     35,829
09/30/92                39,946                     40,157                     39,721                     36,250
10/31/92                40,600                     40,815                     40,338                     36,375
11/30/92                42,409                     42,633                     42,108                     37,614
12/31/92                42,695                     42,920                     42,356                     38,075
01/31/93                43,759                     43,990                     43,400                     38,394
02/28/93                42,853                     43,079                     42,474                     38,917
03/31/93                43,838                     44,070                     43,420                     39,738
04/30/93                41,887                     42,109                     41,469                     38,778
05/31/93                44,055                     44,288                     43,578                     39,815
06/30/93                44,430                     44,665                     43,933                     39,932
07/31/93                44,489                     44,724                     43,952                     39,771
08/31/93                45,986                     46,230                     45,411                     41,280
09/30/93                47,030                     47,278                     46,416                     40,963
10/31/93                46,890                     47,138                     46,257                     41,811
11/30/93                46,115                     46,359                     45,441                     41,412
12/31/93                46,997                     47,245                     46,303                     41,913
01/31/94                49,247                     49,508                     48,471                     43,338
02/28/94                48,339                     48,595                     47,561                     42,162
03/31/94                46,154                     46,398                     45,393                     40,324
04/30/94                45,526                     45,767                     44,742                     40,841
05/31/94                46,327                     46,572                     45,501                     41,511
06/30/94                45,180                     45,419                     44,353                     40,493
07/31/94                46,305                     46,550                     45,415                     41,823
08/31/94                48,599                     48,856                     47,648                     43,538
09/30/94                47,626                     47,878                     46,651                     42,474
10/31/94                49,379                     49,640                     48,341                     43,428
11/30/94                47,063                     47,312                     46,022                     41,846
12/31/94                47,001                     47,250                     45,958                     42,467
01/31/95                47,344                     47,595                     46,257                     43,568
02/28/95                48,764                     49,022                     47,611                     45,266
03/31/95                49,862                     50,126                     48,645                     46,602
04/30/95                51,488                     51,760                     50,206                     47,974
05/31/95                53,090                     53,371                     51,745                     49,892
06/30/95                55,219                     55,512                     53,789                     51,051
07/31/95                57,142                     57,444                     55,627                     52,743
08/31/95                57,646                     57,950                     56,086                     52,876
09/30/95                58,905                     59,216                     57,280                     55,107
10/31/95                59,133                     59,446                     57,441                     54,910
11/30/95                60,622                     60,943                     58,865                     57,321
12/31/95                60,368                     60,687                     58,582                     58,425
01/31/96                63,096                     63,429                     61,200                     60,414
02/29/96                64,279                     64,619                     62,289                     60,974
03/31/96                64,356                     64,697                     62,341                     61,561
04/30/96                65,180                     65,525                     63,093                     62,468
05/31/96                66,673                     67,025                     64,493                     64,079
06/30/96                65,797                     66,145                     63,612                     64,324
07/31/96                61,989                     62,316                     59,880                     61,482
08/31/96                63,584                     63,920                     61,383                     62,778
09/30/96                68,395                     68,757                     65,997                     66,312
10/31/96                69,501                     69,869                     67,034                     68,140
11/30/96                73,540                     73,929                     70,871                     73,291
12/31/96                71,490                     71,868                     68,849                     71,839
01/31/97                74,922                     75,318                     72,121                     76,328
02/28/97                72,868                     73,253                     70,098                     76,926
03/31/97                68,967                     69,332                     66,292                     73,765
04/30/97                71,871                     72,251                     69,057                     78,169
05/31/97                77,122                     77,529                     74,053                     82,928
06/30/97                79,292                     79,711                     76,076                     86,643
07/31/97                87,682                     88,145                     84,076                     93,537
08/31/97                82,167                     82,601                     78,752                     88,297
09/30/97                87,507                     87,970                     83,807                     93,133
10/31/97                85,013                     85,462                     81,368                     90,023
11/30/97                85,747                     86,201                     82,023                     94,190
12/31/97                87,761                     88,225                     83,882                     95,807
01/31/98                89,716                     90,191                     85,709                     96,867
02/28/98                96,539                     97,050                     92,170                    103,853
03/31/98               103,052                    103,597                     98,349                    109,171
04/30/98               105,075                    105,631                    100,176                    110,269
05/31/98               103,634                    104,182                     98,772                    108,374
06/30/98               111,828                    112,420                    106,496                    112,776
07/31/98               109,838                    110,419                    104,526                    111,575
08/31/98                89,957                     90,433                     85,565                     95,444
09/30/98                97,945                     98,463                     93,112                    101,558
10/31/98               101,922                    102,461                     96,836                    109,818
11/30/98               109,637                    110,217                    104,099                    116,474
12/31/98               122,816                    123,465                    116,497                    123,186
01/31/99               132,310                    133,009                    125,432                    128,337
02/28/99               126,779                    127,450                    120,114                    124,349
03/31/99               132,928                    133,631                    125,867                    129,324
04/30/99               129,578                    130,263                    122,607                    134,332
05/31/99               122,853                    123,503                    116,171                    131,161
06/30/99               132,693                    133,395                    125,383                    138,440




*Past performance is not an indication of future results. The adjusted returns above include the effect of paying the applicable sales charges. Class A and B shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class A and B shares reflects the performance for this Fund's oldest class of shares (Class C), restated to reflect the appropriate operating expenses for those shares. Had Class A share returns been restated on the basis of different sales charges, but without regard to the lower operating expenses of Class A shares, the adjusted total return figures for the 10-year and since inception periods would have been lower, namely 17.0% and 18.0%, respectively. See page 28 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         4.4%
Computer network products
--------------------------------------------------------------------------------
Microsoft Corp.                                                             3.7%
Computer software
--------------------------------------------------------------------------------
Citigroup, Inc.                                                             3.5%
Diversified financial services
--------------------------------------------------------------------------------
Tyco International                                                          3.5%
Fire protection systems, cable
--------------------------------------------------------------------------------
Lucent Technologies, Inc.                                                   3.4%
Telecommunications systems/software
--------------------------------------------------------------------------------
EMC Corp.                                                                   3.4%
Computer storage products
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                       3.4%
Discount Stores
--------------------------------------------------------------------------------
Morgan Stanley, Dean Witter & Co.                                           3.4%
Financial services/products
--------------------------------------------------------------------------------
Omnicom Group                                                               3.3%
Major international advertising co
--------------------------------------------------------------------------------
Nokia Corp.                                                                 3.2%
Telecommunication systems & equipment
--------------------------------------------------------------------------------
Top Ten Total                                                              35.2%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 29.4%
--------------------------------------------------------------------------------
Financial & Business Services                                              22.9%
--------------------------------------------------------------------------------
Capital Goods                                                              14.2%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     14.1%
--------------------------------------------------------------------------------
Communications                                                              8.1%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               96.6%
--------------------------------------------------------------------------------
Cash Equivalents                                                            3.4%
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the one-year period ended June 30, 1999, PIMCO Growth Fund's Class A shares returned 18.7%, Class B shares returned 17.7%, and Class C shares returned 16.8%.

   The strong performance that large-cap growth stocks experienced in the second half of 1998 and the first quarter of 1999 slowed during the second quarter due to rising interest rates which resulted from concerns over inflation. Investors showed preference in the second quarter for lower valuation issues, particularly cyclical stocks, which had been out of favor and were benefiting from an improving global economy. Growth stocks did, however, finish the year on a strong note as the interest rate environment and earnings outlook improved.

   In particular, the technology sector was a strong performer for the Fund during the year. The demand for technology products and services continued to be robust, as companies realized it is a necessary means in gaining a competitive advantage in today's global marketplace. Large-cap technology stocks did exhibit interest rate sensitivity in the second quarter of 1999, but for most of the year they flourished in the low interest rate environment. The Fund's standout holding in the technology sector for the one-year period was America Online. The company continued to benefit from more new subscriptions than expected as well as an increase in advertising revenues. However, its valuation proved to be highly sensitive to interest rate changes and it did not perform well in the second quarter.

   Another strong area for the Fund was the retail sector. The domestic economy remained strong throughout the year, with low unemployment and low inflation, which enabled consumer confidence and spending to remain at high levels. Many large-cap retail companies, such as Wal-Mart and Home Depot, benefited from strong brand recognition, earnings growth and an Internet presence.

   The health care sector proved to be disappointing for the Fund this year. Concerns about President Clinton's proposed changes to Medicare hurt these stocks' performance. Also, many pharmaceutical companies came to the end of strong product cycles this year, which results in a pause in activity before the next cycle begins. In addition, a number of the higher valuation health care companies, such as pharmaceutical giant Pfizer, were punished by the market in the second quarter because of interest rate fears and declining earnings growth.

   Looking ahead, the manager is optimistic that the Fund will resume its outperformance, given the recent drop in interest rates as well as a strong earnings outlook for the second half of 1999.


16                                            See page 34 for financial details.

June 30, 1999

PIMCO Innovation Fund


OBJECTIVE

Capital appreciation; no consideration given to income


PORTFOLIO

Primarily technology-related stocks of companies of all sizes


FUND INCEPTION DATE

12/22/94


TOTAL NET ASSETS

$1.3 billion


NUMBER OF SECURITIES IN THE PORTFOLIO

43 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return     For periods ended 6/30/99

                                                                            Lipper
                A Shares            B Shares        C Shares      S&P 500   Sc. & Tech.
                        Adjusted           Adjusted  Adjusted     Index     Fund Avg.
---------------------------------------------------------------------------------------
1 year          61.4%     52.5%     60.2%     55.2%     59.2%     22.8%     67.7%
3 years         36.3%     33.7%     35.3%     34.7%     35.2%     29.1%     30.5%
Inception       38.3%     36.5%     37.2%     37.1%     37.2%     --        --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]


                         PIMCO                     PIMCO                      PIMCO                     S&P 500
                      Innovation A              Innovation B               Innovation C                  Index
12/31/94                 9,450                     10,000                     10,000                     10,000
01/31/95                 9,374                      9,910                      9,910                     10,259
02/28/95                 9,971                     10,541                     10,541                     10,659
03/31/95                10,274                     10,852                     10,852                     10,974
04/30/95                10,719                     11,313                     11,313                     11,297
05/31/95                10,974                     11,573                     11,573                     11,748
06/30/95                12,186                     12,846                     12,846                     12,021
07/31/95                13,323                     14,038                     14,038                     12,420
08/31/95                13,635                     14,359                     14,349                     12,451
09/30/95                13,957                     14,689                     14,679                     12,977
10/31/95                13,787                     14,499                     14,499                     12,930
11/30/95                14,165                     14,890                     14,890                     13,498
12/31/95                13,733                     14,433                     14,422                     13,758
01/31/96                13,549                     14,228                     14,228                     14,226
02/29/96                14,208                     14,915                     14,915                     14,358
03/31/96                14,092                     14,782                     14,782                     14,496
04/30/96                15,594                     16,341                     16,341                     14,710
05/31/96                16,864                     17,664                     17,664                     15,089
06/30/96                16,176                     16,925                     16,925                     15,147
07/31/96                13,879                     14,525                     14,515                     14,478
08/31/96                14,722                     15,387                     15,387                     14,783
09/30/96                16,728                     17,479                     17,479                     15,615
10/31/96                16,612                     17,336                     17,336                     16,046
11/30/96                17,610                     18,372                     18,372                     17,258
12/31/96                16,974                     17,699                     17,699                     16,917
01/31/97                17,908                     18,656                     18,656                     17,974
02/28/97                15,884                     16,533                     16,534                     18,114
03/31/97                14,842                     15,441                     15,441                     17,370
04/30/97                15,077                     15,680                     15,680                     18,407
05/31/97                16,974                     17,636                     17,636                     19,528
06/30/97                17,132                     17,792                     17,782                     20,403
07/31/97                19,667                     20,415                     20,404                     22,026
08/31/97                19,196                     19,915                     19,905                     20,792
09/30/97                20,621                     21,372                     21,372                     21,931
10/31/97                19,294                     19,988                     19,988                     21,198
11/30/97                19,205                     19,884                     19,884                     22,180
12/31/97                18,507                     19,144                     19,133                     22,560
01/31/98                19,238                     19,886                     19,886                     22,810
02/28/98                21,600                     22,312                     22,301                     24,455
03/31/98                22,415                     23,143                     23,143                     25,707
04/30/98                24,034                     24,793                     24,794                     25,966
05/31/98                22,508                     23,209                     23,199                     25,520
06/30/98                25,372                     26,145                     26,134                     26,556
07/31/98                25,519                     26,279                     26,267                     26,273
08/31/98                20,420                     21,018                     21,017                     22,475
09/30/98                24,204                     24,895                     24,884                     23,915
10/31/98                25,114                     25,814                     25,814                     25,860
11/30/98                27,937                     28,695                     28,682                     27,427
12/31/98                33,208                     34,084                     34,080                     29,008
01/31/99                39,176                     40,199                     40,184                     30,221
02/28/99                34,871                     35,753                     35,752                     29,281
03/31/99                37,821                     38,759                     38,744                     30,453
04/30/99                37,352                     38,248                     38,233                     31,632
05/31/99                36,433                     37,284                     37,269                     30,885
06/30/99                40,947                     41,681                     41,865                     32,600

*Past performance is not an indication of future results. The adjusted returns above include the effect of paying the applicable sales charges. Class B shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class B shares reflects the performance for this Fund's oldest class of shares, restated to reflect the appropriate operating expenses for those shares. See page 28 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         5.1%
Computer network products
--------------------------------------------------------------------------------
Lucent Technologies, Inc.                                                   4.7%
Telecommunications systems/software
--------------------------------------------------------------------------------
Microsoft Corp.                                                             4.1%
Computer software
--------------------------------------------------------------------------------
America Online, Inc.                                                        4.1%
Online computer services
--------------------------------------------------------------------------------
Motorola, Inc.                                                              3.8%
Semiconductors; comm. equipment
--------------------------------------------------------------------------------
Siebel Systems, Inc.                                                        3.4%
Marketing info. for software systems
--------------------------------------------------------------------------------
Nokia Corp.                                                                 3.4%
Telecommunication systems & equipment
--------------------------------------------------------------------------------
Tellabs, Inc.                                                               3.4%
Voice data communications equipment
--------------------------------------------------------------------------------
Sun Microsystems, Inc.                                                      3.3%
Marketer of networked workstations
--------------------------------------------------------------------------------
Xilinx, Inc.                                                                3.2%
Supplier of semiconductors
--------------------------------------------------------------------------------
Top Ten Total                                                              38.5%
--------------------------------------------------------------------------------

Top 4 Industries % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 70.4%
--------------------------------------------------------------------------------
Communications                                                             10.2%
--------------------------------------------------------------------------------
Consumer Discretionary                                                      6.3%
--------------------------------------------------------------------------------
Health Care                                                                 5.9%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               92.8%
--------------------------------------------------------------------------------
Cash Equivalents                                                            7.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Innovation Fund posted stellar returns for the one-year period ended June 30, 1999, with Class A shares returning 61.4%, Class B shares returning 60.2% and Class C shares returning 59.2%. This handily outperformed the S&P 500 Index return of 22.8% for the same period.

   Telecom equipment stocks contributed significantly to the Fund's performance this year. The sector benefited from the increased demand from companies for data transmission capabilities, which resulted in increased spending by phone companies. The sector also benefited from higher-than-expected cellular phone subscriptions, driven by more competitive pricing plans and improved cellular phone technology. For instance, Nokia, the Finnish cellular phone manufacturer, saw its sales rise as a result of the increase in overall cellular phone subscriptions. Motorola also benefited from this subscription increase and the introduction of a more competitive digital phone product line.

   America Online was a standout performer for the Fund this year. The company's new subscriptions continued to exceed forecasts, which helped to boost its stock price. The company also benefited from its position as the market leader among Internet access providers, which enabled it to increase advertising revenue. Despite a strong overall performance for the year, the company suffered in the second quarter of 1999, as investors punished Internet stocks in the face of fears over rising interest rates.

   A disappointing sector for the Fund was PCs. The anticipated increase in Y2K PC sales did not occur, and PC stocks saw lackluster results for much of the year. In addition, pricing pressures in the industry have kept profit margins down. As a result, the manager reduced the Fund's PC exposure, although he is confident that this seasonal business will see improvement in the second half of the year due to back-to-school and holiday PC buying. In particular, PC maker Compaq negatively affected the Fund's performance. The company did not meet its March earnings estimate and continued to have problems reducing its channel inventory as more lean competitors, such as Dell, have mastered inventory management.

   The Fund ably weathered the volatility of the market this year and, looking ahead, the manager is optimistic that it will continue its outperformance in the coming year.

                                          See page 35 for financial details.  17

June 30, 1999

PIMCO International Fund


OBJECTIVE

Capital appreciation; income is incidental


PORTFOLIO

Primarily stocks of foreign (non-U.S.) companies


FUND INCEPTION DATE

8/25/86


TOTAL NET ASSETS

$149.1 million


NUMBER OF SECURITIES IN THE PORTFOLIO

273 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

Blairlogie Capital Management (an independent sub-advisor not owned by PIMCO Advisors L.P.)


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 6/30/99


               A Shares          B Shares       C Shares     MSCI     Lipper
                                                             EAFE     International
                      Adjusted         Adjusted Adjusted     Index    Fund Avg.
-----------------------------------------------------------------------------------
1 year         -4.3%    -9.6%    -5.2%    -9.4%    -6.0%     7.9%     4.8%
5 years         4.9%     3.7%     4.1%     3.8%     4.1%     8.5%     8.9%
10 years        6.6%     6.0%     6.1%     6.1%     5.8%     6.9%     9.4%
Inception       7.3%     6.9%     6.9%     6.9%     6.5%     --       --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]


                           PIMCO                    PIMCO                     PIMCO                        MSCI
                      International A           International B           International C               EAFE Index
08/31/86                  9,450                     10,000                     10,000                     10,000
09/30/86                  9,163                      9,690                      9,690                      9,897
10/31/86                  8,848                      9,351                      9,351                      9,236
11/30/86                  9,307                      9,830                      9,830                      9,768
12/31/86                  9,389                      9,910                      9,910                     10,286
01/31/87                 10,332                     10,899                     10,899                     11,378
02/28/87                 10,858                     11,449                     11,449                     11,719
03/31/87                 11,273                     11,878                     11,878                     12,680
04/30/87                 11,678                     12,298                     12,298                     14,022
05/31/87                 11,742                     12,358                     12,358                     14,022
06/30/87                 11,493                     12,088                     12,088                     13,578
07/31/87                 11,709                     12,308                     12,308                     13,556
08/31/87                 12,287                     12,907                     12,907                     14,576
09/30/87                 12,247                     12,857                     12,857                     14,349
10/31/87                  9,437                      9,900                      9,900                     12,341
11/30/87                  9,224                      9,670                      9,670                     12,465
12/31/87                 10,018                     10,497                     10,497                     12,839
01/31/88                  9,804                     10,266                     10,266                     13,071
02/29/88                 10,324                     10,804                     10,804                     13,945
03/31/88                 10,572                     11,057                     11,057                     14,805
04/30/88                 10,757                     11,243                     11,243                     15,023
05/31/88                 10,617                     11,090                     11,090                     14,545
06/30/88                 10,917                     11,397                     11,397                     14,165
07/31/88                 10,809                     11,276                     11,276                     14,612
08/31/88                 10,205                     10,640                     10,640                     13,665
09/30/88                 10,612                     11,057                     11,057                     14,265
10/31/88                 10,903                     11,353                     11,353                     15,489
11/30/88                 10,963                     11,408                     11,408                     16,414
12/31/88                 11,159                     11,606                     11,606                     16,509
01/31/89                 11,652                     12,111                     12,111                     16,803
02/28/89                 11,500                     11,946                     11,946                     16,892
03/31/89                 11,645                     12,089                     12,089                     16,564
04/30/89                 12,245                     12,704                     12,704                     16,721
05/31/89                 12,623                     13,088                     13,088                     15,814
06/30/89                 12,366                     12,814                     12,814                     15,551
07/31/89                 13,698                     14,186                     14,186                     17,508
08/31/89                 13,792                     14,274                     14,274                     16,723
09/30/89                 14,151                     14,636                     14,636                     17,488
10/31/89                 13,703                     14,164                     14,164                     16,789
11/30/89                 14,126                     14,592                     14,592                     17,636
12/31/89                 14,447                     14,914                     14,914                     18,291
01/31/90                 13,756                     14,192                     14,192                     17,615
02/28/90                 13,414                     13,831                     13,831                     16,389
03/31/90                 13,096                     13,494                     13,494                     14,685
04/30/90                 12,964                     13,350                     13,350                     14,572
05/31/90                 14,130                     14,541                     14,541                     16,240
06/30/90                 14,431                     14,842                     14,842                     16,100
07/31/90                 14,850                     15,263                     15,263                     16,331
08/31/90                 13,255                     13,614                     13,614                     14,750
09/30/90                 11,774                     12,085                     12,085                     12,698
10/31/90                 12,685                     13,012                     13,012                     14,681
11/30/90                 12,388                     12,699                     12,699                     13,819
12/31/90                 12,301                     12,602                     12,602                     14,049
01/31/91                 12,615                     12,916                     12,916                     14,507
02/28/91                 13,613                     13,938                     13,938                     16,066
03/31/91                 13,240                     13,543                     13,543                     15,106
04/30/91                 13,227                     13,515                     13,515                     15,259
05/31/91                 13,467                     13,761                     13,761                     15,422
06/30/91                 12,881                     13,147                     13,147                     14,293
07/31/91                 13,600                     13,883                     13,883                     14,999
08/31/91                 13,853                     14,115                     14,115                     14,698
09/30/91                 14,025                     14,292                     14,292                     15,531
10/31/91                 14,238                     14,496                     14,496                     15,755
11/30/91                 13,480                     13,720                     13,720                     15,024
12/31/91                 14,840                     15,113                     15,113                     15,804
01/31/92                 14,678                     14,946                     14,946                     15,471
02/29/92                 14,475                     14,724                     14,724                     14,922
03/31/92                 13,879                     14,100                     14,100                     13,941
04/30/92                 13,947                     14,170                     14,170                     14,011
05/31/92                 14,326                     14,530                     14,530                     14,953
06/30/92                 13,798                     13,989                     13,989                     14,249
07/31/92                 13,865                     14,045                     14,045                     13,889
08/31/92                 13,852                     14,031                     14,031                     14,764
09/30/92                 13,594                     13,754                     13,754                     14,477
10/31/92                 13,906                     14,059                     14,059                     13,722
11/30/92                 14,068                     14,211                     14,211                     13,856
12/31/92                 14,101                     14,229                     14,229                     13,932
01/31/93                 14,130                     14,259                     14,259                     13,934
02/28/93                 14,319                     14,438                     14,438                     14,359
03/31/93                 15,455                     15,573                     15,573                     15,615
04/30/93                 16,446                     16,573                     16,573                     17,101
05/31/93                 16,708                     16,827                     16,827                     17,467
06/30/93                 16,213                     16,320                     16,320                     17,198
07/31/93                 16,796                     16,887                     16,887                     17,804
08/31/93                 17,815                     17,902                     17,902                     18,769
09/30/93                 17,728                     17,814                     17,798                     18,351
10/31/93                 18,165                     18,253                     18,216                     18,920
11/30/93                 17,349                     17,434                     17,395                     17,270
12/31/93                 18,958                     19,050                     18,992                     18,521
01/31/94                 19,863                     19,960                     19,890                     20,091
02/28/94                 19,492                     19,587                     19,509                     20,040
03/31/94                 18,185                     18,274                     18,185                     19,181
04/30/94                 18,675                     18,767                     18,672                     19,999
05/31/94                 18,779                     18,871                     18,748                     19,889
06/30/94                 18,438                     18,528                     18,414                     20,174
07/31/94                 19,031                     19,124                     18,977                     20,373
08/31/94                 19,566                     19,661                     19,509                     20,859
09/30/94                 19,180                     19,274                     19,114                     20,207
10/31/94                 19,492                     19,587                     19,403                     20,885
11/30/94                 18,230                     18,319                     18,140                     19,885
12/31/94                 17,546                     17,631                     17,438                     20,015
01/31/95                 16,546                     16,626                     16,444                     19,250
02/28/95                 16,288                     16,368                     16,180                     19,200
03/31/95                 17,061                     17,144                     16,941                     20,403
04/30/95                 17,743                     17,829                     17,594                     21,176
05/31/95                 17,818                     17,905                     17,656                     20,929
06/30/95                 17,576                     17,662                     17,407                     20,567
07/31/95                 18,667                     18,758                     18,480                     21,854
08/31/95                 18,273                     18,362                     18,076                     21,025
09/30/95                 18,470                     18,560                     18,262                     21,441
10/31/95                 17,743                     17,829                     17,532                     20,870
11/30/95                 18,106                     18,195                     17,889                     21,457
12/31/95                 18,682                     18,773                     18,448                     22,327
01/31/96                 19,349                     19,443                     19,086                     22,424
02/29/96                 19,258                     19,352                     18,977                     22,505
03/31/96                 19,591                     19,687                     19,303                     22,989
04/30/96                 20,349                     20,448                     20,034                     23,663
05/31/96                 20,046                     20,144                     19,738                     23,233
06/30/96                 20,228                     20,326                     19,894                     23,369
07/31/96                 19,243                     19,337                     18,915                     22,692
08/31/96                 19,379                     19,474                     19,039                     22,748
09/30/96                 19,743                     19,839                     19,381                     23,358
10/31/96                 19,515                     19,611                     19,132                     23,125
11/30/96                 19,985                     20,083                     19,598                     24,051
12/31/96                 19,915                     20,012                     19,511                     23,747
01/31/97                 20,118                     20,216                     19,687                     22,921
02/28/97                 20,415                     20,515                     19,976                     23,302
03/31/97                 20,165                     20,264                     19,719                     23,392
04/30/97                 20,227                     20,326                     19,768                     23,522
05/31/97                 21,290                     21,394                     20,795                     25,058
06/30/97                 22,274                     22,383                     21,741                     26,446
07/31/97                 22,649                     22,759                     22,094                     26,879
08/31/97                 20,634                     20,735                     20,121                     24,876
09/30/97                 21,993                     22,100                     21,420                     26,274
10/31/97                 20,150                     20,248                     19,623                     24,262
11/30/97                 19,900                     19,997                     19,366                     24,019
12/31/97                 20,440                     20,540                     19,873                     24,235
01/31/98                 20,713                     20,815                     20,137                     25,350
02/28/98                 22,183                     22,292                     21,549                     26,983
03/31/98                 23,807                     23,923                     23,120                     27,819
04/30/98                 24,508                     24,627                     23,791                     28,045
05/31/98                 24,439                     24,559                     23,702                     27,916
06/30/98                 24,491                     24,610                     23,738                     28,133
07/31/98                 25,380                     25,504                     24,602                     28,426
08/31/98                 20,080                     20,178                     19,448                     24,910
09/30/98                 19,106                     19,200                     18,477                     24,152
10/31/98                 20,524                     20,624                     19,835                     26,676
11/30/98                 21,721                     21,827                     20,964                     28,050
12/31/98                 22,342                     22,451                     21,513                     29,164
01/31/99                 22,342                     22,451                     21,513                     29,085
02/28/99                 21,703                     21,809                     20,887                     28,399
03/31/99                 22,625                     22,736                     21,768                     29,591
04/30/99                 23,453                     23,568                     22,552                     30,796
05/31/99                 22,569                     22,679                     21,691                     29,216
06/30/99                 23,436                     23,550                     22,513                     30,361

*Past performance is not an indication of future results. The adjusted returns above include the effect of paying the applicable sales charges. Class A and B shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class A and B shares reflects the performance for this Fund's oldest class of shares (Class C), restated to reflect the appropriate operating expenses for those shares. Had the Class A share returns been restated on the basis of different sales charges, but without regard to the lower operating expenses of Class A shares, the adjusted total return figures for the 10-year and since inception periods would have been lower, namely 5.9% and 6.6% for both periods. See page 28 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top Holdings in                                                       % of Total
Selected Countries                                                   Investments
--------------------------------------------------------------------------------
United Kingdom/WEBS Index Fund                                              4.3%
--------------------------------------------------------------------------------
Sweden/MSCI Sweden Opal Series B                                            3.1%
--------------------------------------------------------------------------------
Finland/Nokia OYJ                                                           3.0%
--------------------------------------------------------------------------------
France/France Telecom SA                                                    1.6%
--------------------------------------------------------------------------------
Netherlands/Royal Dutch                                                     1.2%
Petroleum Co.
--------------------------------------------------------------------------------
France/Total SA                                                             1.2%
--------------------------------------------------------------------------------
France/L'OREAL                                                              1.0%
--------------------------------------------------------------------------------
Switzerland/UBS AG                                                          1.0%
--------------------------------------------------------------------------------
France/Carrefour Supermarche                                                0.9%
--------------------------------------------------------------------------------
Japan/Toyota Motor Corp.                                                    0.9%
--------------------------------------------------------------------------------
Top Ten Total                                                              18.2%
--------------------------------------------------------------------------------

Top 5 Countries                                           % of Total Investments
--------------------------------------------------------------------------------
France                                                                     15.0%
--------------------------------------------------------------------------------
Japan                                                                      14.5%
--------------------------------------------------------------------------------
Switzerland                                                                 7.3%
--------------------------------------------------------------------------------
Germany                                                                     6.7%
--------------------------------------------------------------------------------
Finland                                                                     4.7%
--------------------------------------------------------------------------------

Regional Breakdown
--------------------------------------------------------------------------------
Eastern Europe                                                             52.1%
--------------------------------------------------------------------------------
Asia                                                                       22.4%
--------------------------------------------------------------------------------
Europe                                                                     10.9%
--------------------------------------------------------------------------------
Latin America                                                               7.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               92.4%
--------------------------------------------------------------------------------
Cash Equivalents                                                            7.6%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the one-year period ended June 30, 1999, PIMCO International Fund returned -4.3% for its Class A shares, -5.2% for its Class B shares and -6.0% for its Class C shares.

   In the second half of 1998, European developed markets were strong performers for the Fund. Concerns over a weak global economy prompted a "flight to safety" among investors, causing them to move away from emerging markets and towards international developed markets in countries with stable economies. In particular, Finland and Ireland produced strong returns. However, in the first half of 1999, signs of an improving global economy resulted in investors fleeing developed markets in favor of emerging markets in order to capitalize on the recovery.

   One emerging market standout for the Fund this year was Korea Telecom. The company benefited from the economic resurgence in Asia, which resulted in an increased demand by corporations for telecommunications capabilities. This company is one of the primary players in the Korean phone industry and, as the economy continues to improve, the manager is optimistic that it will continue its outperformance.

   Another strong performer for the Fund this year was Cemex, the Mexican cement maker. The company benefited from the strong United States economy, which boosted the Mexican economy and resulted in increased demand for basic materials such as cement.

   AstraZeneca, a British pharmaceuticals company, contributed to the Fund's performance this year. The company is engaged in the research, development, manufacture and marketing of pharmaceuticals, agricultural and specialty chemicals products, and the supply of healthcare services. The company benefited from a strong product pipeline as well as consolidation in the pharmaceuticals industry, which caused its stock price to rise on rumors of a takeover.

   One disappointment for the Fund this year was British consumer products giant Unilever. Second only to Procter & Gamble in terms of size, the company suffered from many of the same problems facing P&G. Despite implementing cost-cutting measures, including layoffs, investors punished its stock for not showing results quickly enough. However, the manager remains confident that the company's strong fundamentals and earnings growth will be rewarded by investors in the future.

   The Fund's performance can be attributed to its heavy weighting in Europe, which did not show strong performance for much of the year. However, the manager remains cautious about overexposure to Asia and believes that European markets offer strong fundamentals and reasonable valuations and are well-poised for outperformance in the coming year.


18                                            See page 36 for financial details.

June 30, 1999

PIMCO Mid-Cap Growth Fund


OBJECTIVE

Growth of capital


PORTFOLIO

Primarily common stocks of companies with medium capitalizations that have improving fundamentals and whose stock is reasonably valued


FUND INCEPTION DATE

8/26/91


TOTAL NET ASSETS

$1 billion


NUMBER OF SECURITIES IN THE PORTFOLIO

99 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

Cadence Capital Management


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 6/30/99

                A Shares            B Shares         C Shares                               Lipper
                                                                  S&P Mid     Russell Mid-  Mid-Cap
                       Adjusted            Adjusted  Adjusted     Cap Index   Cap index     Fund Avg.
-----------------------------------------------------------------------------------------------------
1 year          -0.1%     -5.6%     -0.9%     -5.6%     -1.8%     17.2%       11.3%         13.4%
3 years         17.8%     15.6%     16.9%     16.2%     16.9%     22.5%       19.6%         16.6%
5 years         20.1%     18.7%     19.2%     19.0%     19.2%     22.3%       20.9%         19.7%
Inception       16.4%     15.6%     15.6%     15.6%     15.6%     --          --            --


Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]


                                      PIMCO               PIMCO                PIMCO
                                     Mid-Cap             Mid-Cap              Mid-Cap           S&P Mid-Cap       Russell Mid-Cap
                                    Growth A            Growth B             Growth C              Index               Index
08/31/91                             9,450               10,000               10,000               10,000               10,000
09/30/91                             9,400                9,940                9,940                9,967                9,942
10/31/91                             9,741               10,295               10,295               10,358               10,145
11/30/91                             9,463                9,995                9,995               10,009                9,726
12/31/91                            10,694               11,288               11,288               11,192               10,816
01/31/92                            10,702               11,290               11,290               11,390               11,019
02/29/92                            10,803               11,390               11,390               11,571               11,272
03/31/92                            10,477               11,038               11,038               11,135               10,984
04/30/92                            10,404               10,955               10,955               11,002               11,070
05/31/92                            10,410               10,954               10,954               11,107               11,142
06/30/92                            10,131               10,654               10,654               10,789               10,961
07/31/92                            10,406               10,936               10,936               11,325               11,419
08/31/92                            10,098               10,606               10,606               11,054               11,156
09/30/92                            10,428               10,946               10,946               11,209               11,388
10/31/92                            10,765               11,293               11,293               11,477               11,666
11/30/92                            11,410               11,962               11,962               12,119               12,254
12/31/92                            11,629               12,184               12,184               12,525               12,583
01/31/93                            12,056               12,624               12,624               12,682               12,835
02/28/93                            11,680               12,223               12,223               12,504               12,849
03/31/93                            12,153               12,710               12,710               12,936               13,267
04/30/93                            11,816               12,350               12,350               12,598               12,916
05/31/93                            12,318               12,867               12,867               13,172               13,326
06/30/93                            12,695               13,253               13,253               13,238               13,476
07/31/93                            12,535               13,077               13,077               13,212               13,541
08/31/93                            13,151               13,712               13,712               13,758               14,143
09/30/93                            13,500               14,067               14,067               13,903               14,198
10/31/93                            13,359               13,911               13,911               13,949               14,209
11/30/93                            12,981               13,510               13,510               13,640               13,880
12/31/93                            13,410               13,947               13,947               14,273               14,383
01/31/94                            13,683               14,222               14,222               14,605               14,779
02/28/94                            13,660               14,190               14,190               14,398               14,578
03/31/94                            13,157               13,659               13,659               13,731               13,957
04/30/94                            13,201               13,695               13,695               13,833               14,053
05/31/94                            12,957               13,434               13,434               13,702               14,072
06/30/94                            12,522               12,974               12,974               13,230               13,656
07/31/94                            12,801               13,255               13,255               13,678               14,124
08/31/94                            13,467               13,936               13,936               14,395               14,794
09/30/94                            13,118               13,567               13,567               14,126               14,432
10/31/94                            13,378               13,827               13,827               14,281               14,543
11/30/94                            12,742               13,161               13,161               13,636               13,901
12/31/94                            13,041               13,461               13,461               13,762               14,082
01/31/95                            12,912               13,320               13,320               13,905               14,371
02/28/95                            13,693               14,118               14,118               14,634               15,115
03/31/95                            14,129               14,558               14,558               14,888               15,547
04/30/95                            14,443               14,873               14,873               15,187               15,782
05/31/95                            14,936               15,372               15,372               15,554               16,300
06/30/95                            15,812               16,264               16,264               16,187               16,848
07/31/95                            17,299               17,782               17,782               17,031               17,666
08/31/95                            17,427               17,903               17,903               17,346               17,937
09/30/95                            17,670               18,142               18,142               17,767               18,342
10/31/95                            17,393               17,846               17,846               17,310               17,932
11/30/95                            17,723               18,173               18,173               18,066               18,824
12/31/95                            17,834               18,275               18,275               18,021               18,933
01/31/96                            18,181               18,619               18,619               18,282               19,332
02/29/96                            18,616               19,054               19,054               18,903               19,786
03/31/96                            18,844               19,274               19,274               19,130               20,073
04/30/96                            19,231               19,659               19,659               19,714               20,641
05/31/96                            19,550               19,972               19,972               19,981               20,953
06/30/96                            19,146               19,547               19,547               19,681               20,638
07/31/96                            18,224               18,593               18,593               18,350               19,361
08/31/96                            19,212               19,589               19,589               19,408               20,283
09/30/96                            20,554               20,945               20,945               20,254               21,285
10/31/96                            20,685               21,065               21,065               20,313               21,455
11/30/96                            21,937               22,327               22,327               21,457               22,762
12/31/96                            21,914               22,289               22,289               21,481               22,530
01/31/97                            22,809               23,183               23,196               22,287               23,373
02/28/97                            22,416               22,783               22,783               22,104               23,338
03/31/97                            21,776               22,108               22,107               21,162               22,346
04/30/97                            22,231               22,558               22,558               21,710               22,902
05/31/97                            23,756               24,097               24,097               23,609               24,573
06/30/97                            24,901               25,235               25,248               24,272               25,377
07/31/97                            27,201               27,563               27,562               26,675               27,494
08/31/97                            27,164               27,500               27,500               26,643               27,194
09/30/97                            29,059               29,402               29,402               28,175               28,747
10/31/97                            28,444               28,752               28,751               26,949               27,628
11/30/97                            28,629               28,927               28,938               27,348               28,286
12/31/97                            29,283               29,577               29,576               28,409               29,067
01/31/98                            28,761               29,021               29,020               27,870               28,520
02/28/98                            30,443               30,703               30,702               30,177               30,750
03/31/98                            31,369               31,617               31,616               31,538               32,208
04/30/98                            31,812               32,041               32,054               32,115               32,289
05/31/98                            30,716               30,929               30,928               30,670               31,291
06/30/98                            31,303               31,485               31,484               30,863               31,724
07/31/98                            30,389               30,560               30,559               29,666               30,211
08/31/98                            24,965               25,089               25,089               24,145               25,377
09/30/98                            26,765               26,898               26,878               26,398               27,019
10/31/98                            27,496               27,633               27,592               28,758               28,862
11/30/98                            29,008               29,152               29,091               30,193               30,227
12/31/98                            31,468               31,625               31,552               33,840               31,998
01/31/99                            30,111               30,262               30,160               32,524               31,944
02/28/99                            28,467               28,609               28,505               30,819               30,880
03/31/99                            28,604               28,747               28,630               31,682               31,847
04/30/99                            30,071               30,221               30,076               34,179               34,200
05/31/99                            30,002               30,152               29,980               34,329               34,101
06/30/99                            31,262               31,418               31,233               36,163               35,305




*Past performance is not an indication of future results. The adjusted returns above include the effect of applicable sales charges. Excluding the 6-month and 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/13/97) and the prior performance of the Fund's institutional class shares (for the period from 8/26/91), adjusted for retail class fees and expenses. See page 28 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Best Buy Co., Inc.                                                          1.4%
Electronics supply store
--------------------------------------------------------------------------------
Waters Corp.                                                                1.4%
Liquid Chromatography
--------------------------------------------------------------------------------
Premark International, Inc.                                                 1.4%
Commercial food equipment products
--------------------------------------------------------------------------------
Hertz Corp. 'A'                                                             1.4%
Auto/construction equip. rental service
--------------------------------------------------------------------------------
General Dynamics Corp.                                                      1.4%
Aerospace/defense equip
--------------------------------------------------------------------------------
VERITAS Software Corp.                                                      1.4%
Storage mgmt. software
--------------------------------------------------------------------------------
Citrix Systems, Inc.                                                        1.4%
Multi-user application server systems
--------------------------------------------------------------------------------
Food Lion, Inc. 'A'                                                         1.4%
Food supermarket chain
--------------------------------------------------------------------------------
Bed, Bath & Beyond, Inc.                                                    1.3%
Domestic/home products superstores
--------------------------------------------------------------------------------
Southdown, Inc.                                                             1.3%
Cement/concrete/environmental services
--------------------------------------------------------------------------------
Top Ten Total                                                              13.8%
--------------------------------------------------------------------------------

Top 5 Industries % of Total Investments
--------------------------------------------------------------------------------
Consumer Discretionary                                                     21.9%
--------------------------------------------------------------------------------
Financial & Business Services                                              20.9%
--------------------------------------------------------------------------------
Technology                                                                 17.1%
--------------------------------------------------------------------------------
Capital Goods                                                               7.2%
--------------------------------------------------------------------------------
Health Care                                                                 6.4%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               96.4%
--------------------------------------------------------------------------------
Cash Equivalents                                                            3.6%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Mid-Cap Growth Fund returned -0.1% for Class A shares, -0.9% for Class B shares and -1.8% for Class C shares for the one-year period ended June 30, 1999. It is important to note that, for the three-month period ended June 30, 1999, the Fund returned 9.3% for its Class A shares, 9.0% for its Class B shares, and 9.1% for its Class C shares.

   The Fund's lackluster performance for this one-year period can be attributed to the fact that, for much of the year, the market was extremely narrow and dominated by the largest of the large-cap growth stocks. As a result, mid-cap growth-at-a-reasonable-price stocks were overlooked by investors. However, in the second quarter of 1999, the market rotated away from these large-cap high valuation issues and towards smaller-capitalization and lower valuation issues, which resulted in strong performance by the Fund in the second quarter.

   The technology sector positively impacted the Fund this year. This sector benefited from investor enthusiasm for stocks with the greatest growth potential. Fund holding Citrix Systems, a computer company, benefited from corporations' increased demand for networking capabilities. The company saw a rise in sales of its software, which links computers to networks and provides systems solutions for different networks. In addition, Fund holding Comdisco saw a large uptick in its stock price as a result of the sale of one of its units to IBM.

   Another strong sector for the Fund was consumer cyclicals. A growing domestic economy, tight labor market and low inflation combined to fuel investor confidence, which resulted in an increase in consumer spending. Harley Davidson benefited from this increase as demand for its high-end motorcycles skyrocketed.

   Other beneficiaries of the strong economy included holdings Abercrombie & Fitch and Tommy Hilfiger. The growing clout and spending power of the American teenager contributed to their sales growth. And demographics also helped, as there are more young people to purchase their goods. Both companies also benefited from strong branding and high earnings-per-share growth.

   One disappointment for the Fund this year was Jones Apparel. The women's apparel and shoe maker suffered from execution problems related to its line of shoes. It also lost market share in the past year by missing fashion trends. The manager removed this holding from the Fund.

   Despite disappointing performance for the one-year period, the Fund showed strong performance in the second quarter of 1999, as the market broadened and medium-capitalization and lower valuation stocks became more attractive to investors. The manager is optimistic that, as this market environment continues, the Fund's strong performance will continue as well.


                                          See page 39 for financial details.  19

June 30, 1999

PIMCO Opportunity Fund


OBJECTIVE

Capital appreciation; no consideration given to income


PORTFOLIO

Primarily stocks of small-capitalization companies


FUND INCEPTION DATE

2/24/84


TOTAL NET ASSETS

$433.1 million


NUMBER OF SECURITIES IN THE PORTFOLIO

104 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 6/30/99

           A Shares            B Shares         C Shares              Lipper
                                                          Russell     Cap. App.
                     Adjusted         Adjusted  Adjusted  2000 Index  Fund Avg.
-------------------------------------------------------------------------------
1 year      4.0%     -1.7%      3.2%     -1.0%    2.4%       1.5%       20.0%
5 years    15.8%     14.5%     15.0%     14.7%   14.9%      15.4%       19.3%
10 years   17.9%     17.2%     17.3%     17.3%   17.0%      12.4%       13.6%
Inception  17.5%     17.1%     17.1%     17.1%   16.7%      --          --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                                                                                             Russell
                              PIMCO                    PIMCO                       PIMCO                      2000
                          Opportunity A            Opportunity B               Opportunity C                  Index

02/29/84                      9,450                     10,000                     10,000                     10,000
03/31/84                      9,087                      9,610                      9,610                     10,059
04/30/84                      9,246                      9,771                      9,771                     10,004
05/31/84                      8,981                      9,486                      9,486                      9,485
06/30/84                      9,275                      9,791                      9,790                      9,757
07/31/84                      9,046                      9,542                      9,542                      9,281
08/31/84                     10,520                     11,091                     11,091                     10,373
09/30/84                     10,136                     10,679                     10,680                     10,293
10/31/84                     10,034                     10,564                     10,564                     10,104
11/30/84                      9,642                     10,144                     10,145                      9,835
12/31/84                     10,143                     10,665                     10,666                      9,995
01/31/85                     11,884                     12,489                     12,490                     11,320
02/28/85                     12,135                     12,745                     12,746                     11,624
03/31/85                     11,570                     12,143                     12,145                     11,386
04/30/85                     11,361                     11,916                     11,918                     11,245
05/31/85                     11,829                     12,399                     12,401                     11,658
06/30/85                     12,100                     12,675                     12,677                     11,790
07/31/85                     12,380                     12,960                     12,963                     12,120
08/31/85                     12,030                     12,586                     12,588                     12,004
09/30/85                     11,350                     11,866                     11,869                     11,278
10/31/85                     11,700                     12,224                     12,227                     11,706
11/30/85                     12,565                     13,120                     13,123                     12,549
12/31/85                     13,269                     13,847                     13,850                     13,101
01/31/86                     13,338                     13,911                     13,914                     13,308
02/28/86                     14,194                     14,795                     14,799                     14,264
03/31/86                     14,850                     15,470                     15,474                     14,956
04/30/86                     15,325                     15,954                     15,959                     15,177
05/31/86                     16,068                     16,718                     16,723                     15,701
06/30/86                     16,322                     16,971                     16,976                     15,682
07/31/86                     14,515                     15,082                     15,086                     14,215
08/31/86                     14,646                     15,209                     15,213                     14,668
09/30/86                     13,405                     13,910                     13,914                     13,763
10/31/86                     13,840                     14,352                     14,357                     14,309
11/30/86                     14,096                     14,609                     14,613                     14,260
12/31/86                     13,970                     14,469                     14,473                     13,848
01/31/87                     15,566                     16,113                     16,118                     15,450
02/28/87                     17,050                     17,640                     17,645                     16,750
03/31/87                     17,726                     18,328                     18,333                     17,200
04/30/87                     17,286                     17,862                     17,867                     16,703
05/31/87                     17,105                     17,664                     17,669                     16,650
06/30/87                     17,398                     17,956                     17,960                     17,076
07/31/87                     18,053                     18,620                     18,625                     17,607
08/31/87                     19,037                     19,622                     19,628                     18,125
09/30/87                     18,935                     19,506                     19,511                     17,791
10/31/87                     14,011                     14,423                     14,427                     12,344
11/30/87                     13,170                     13,549                     13,552                     11,682
12/31/87                     14,975                     15,397                     15,400                     12,621
01/31/88                     14,883                     15,292                     15,295                     13,169
02/29/88                     16,044                     16,476                     16,480                     14,354
03/31/88                     16,682                     17,120                     17,125                     15,028
04/30/88                     17,160                     17,599                     17,605                     15,368
05/31/88                     16,513                     16,925                     16,930                     14,951
06/30/88                     18,103                     18,545                     18,549                     16,018
07/31/88                     17,207                     17,616                     17,620                     15,865
08/31/88                     16,734                     17,121                     17,125                     15,459
09/30/88                     17,360                     17,751                     17,755                     15,867
10/31/88                     16,932                     17,302                     17,305                     15,691
11/30/88                     16,634                     16,987                     16,990                     15,168
12/31/88                     17,202                     17,556                     17,559                     15,762
01/31/89                     18,183                     18,546                     18,549                     16,465
02/28/89                     17,973                     18,322                     18,324                     16,586
03/31/89                     18,705                     19,056                     19,059                     16,977
04/30/89                     20,026                     20,390                     20,394                     17,717
05/31/89                     21,453                     21,830                     21,833                     18,479
06/30/89                     20,729                     21,081                     21,083                     18,058
07/31/89                     22,379                     22,747                     22,748                     18,760
08/31/89                     23,101                     23,465                     23,468                     19,217
09/30/89                     23,307                     23,660                     23,663                     19,277
10/31/89                     21,949                     22,267                     22,268                     18,134
11/30/89                     22,406                     22,716                     22,718                     18,250
12/31/89                     22,641                     22,941                     22,942                     18,323
01/31/90                     20,588                     20,847                     20,848                     16,722
02/28/90                     21,251                     21,505                     21,506                     17,241
03/31/90                     22,133                     22,385                     22,385                     17,918
04/30/90                     21,662                     21,895                     21,895                     17,332
05/31/90                     23,681                     23,922                     23,922                     18,560
06/30/90                     24,181                     24,413                     24,412                     18,609
07/31/90                     23,979                     24,193                     24,192                     17,793
08/31/90                     21,164                     21,338                     21,337                     15,413
09/30/90                     20,004                     20,156                     20,155                     14,043
10/31/90                     19,330                     19,463                     19,462                     13,185
11/30/90                     20,835                     20,967                     20,966                     14,191
12/31/90                     21,150                     21,259                     21,257                     14,748
01/31/91                     23,175                     23,278                     23,277                     16,077
02/28/91                     24,750                     24,845                     24,844                     17,880
03/31/91                     27,260                     27,364                     27,351                     19,134
04/30/91                     26,637                     26,738                     26,724                     19,085
05/31/91                     29,302                     29,414                     29,405                     19,994
06/30/91                     26,515                     26,617                     26,585                     18,838
07/31/91                     28,800                     28,910                     28,866                     19,497
08/31/91                     30,392                     30,508                     30,450                     20,216
09/30/91                     31,067                     31,186                     31,112                     20,374
10/31/91                     32,850                     32,976                     32,871                     20,912
11/30/91                     30,652                     30,769                     30,660                     19,944
12/31/91                     35,710                     35,847                     35,732                     21,540
01/31/92                     38,434                     38,581                     38,415                     23,287
02/29/92                     39,805                     39,957                     39,757                     23,967
03/31/92                     38,453                     38,600                     38,396                     23,156
04/30/92                     36,338                     36,477                     36,249                     22,343
05/31/92                     36,681                     36,822                     36,575                     22,640
06/30/92                     35,824                     35,961                     35,693                     21,576
07/31/92                     37,252                     37,395                     37,074                     22,326
08/31/92                     35,748                     35,885                     35,559                     21,695
09/30/92                     37,786                     37,931                     37,571                     22,195
10/31/92                     39,843                     39,995                     39,584                     22,895
11/30/92                     43,157                     43,322                     42,842                     24,648
12/31/92                     46,271                     46,448                     45,900                     25,506
01/31/93                     49,141                     49,329                     48,711                     26,369
02/28/93                     46,541                     46,719                     46,133                     25,761
03/31/93                     49,912                     50,102                     49,429                     26,596
04/30/93                     48,236                     48,421                     47,743                     25,865
05/31/93                     52,472                     52,673                     51,930                     27,009
06/30/93                     55,245                     55,456                     54,624                     27,177
07/31/93                     57,227                     57,446                     56,542                     27,552
08/31/93                     61,097                     61,331                     60,342                     28,742
09/30/93                     64,371                     64,617                     63,520                     29,553
10/31/93                     63,966                     64,210                     63,094                     30,314
11/30/93                     60,653                     60,885                     59,799                     29,327
12/31/93                     63,452                     63,695                     62,499                     30,329
01/31/94                     65,907                     66,159                     64,890                     31,279
02/28/94                     64,327                     64,573                     63,296                     31,165
03/31/94                     59,376                     59,604                     58,366                     29,524
04/30/94                     59,419                     59,646                     58,387                     29,699
05/31/94                     56,319                     56,534                     55,302                     29,365
06/30/94                     51,429                     51,626                     50,456                     28,374
07/31/94                     54,571                     54,779                     53,518                     28,841
08/31/94                     58,835                     59,060                     57,651                     30,447
09/30/94                     60,063                     60,293                     58,826                     30,344
10/31/94                     63,205                     63,447                     61,867                     30,221
11/30/94                     59,813                     60,042                     58,511                     29,000
12/31/94                     60,895                     61,128                     59,538                     29,776
01/31/95                     58,942                     59,168                     57,566                     29,400
02/28/95                     62,206                     62,444                     60,729                     30,624
03/31/95                     65,383                     65,633                     63,805                     31,149
04/30/95                     67,272                     67,530                     65,604                     31,841
05/31/95                     68,624                     68,887                     66,860                     32,388
06/30/95                     75,042                     75,329                     73,077                     34,069
07/31/95                     82,125                     82,439                     79,945                     36,031
08/31/95                     81,223                     81,534                     79,012                     36,777
09/30/95                     83,885                     84,206                     81,548                     37,433
10/31/95                     81,182                     81,492                     78,860                     35,759
11/30/95                     84,917                     85,241                     82,436                     37,262
12/31/95                     86,817                     87,149                     84,261                     38,245
01/31/96                     82,750                     83,067                     80,227                     38,203
02/29/96                     86,630                     86,962                     83,965                     39,394
03/31/96                     90,138                     90,483                     87,323                     40,196
04/30/96                     99,173                     99,552                     95,989                     42,345
05/31/96                    105,868                    106,273                    102,407                     44,014
06/30/96                    100,021                    100,403                     96,693                     42,207
07/31/96                     87,822                     88,158                     84,859                     38,520
08/31/96                     92,339                     92,692                     89,164                     40,757
09/30/96                     99,274                     99,654                     95,797                     42,350
10/31/96                     93,137                     93,494                     89,814                     41,697
11/30/96                     93,776                     94,135                     90,357                     43,415
12/31/96                     97,593                     97,966                     93,990                     44,553
01/31/97                     94,018                     94,378                     90,472                     45,443
02/28/97                     84,524                     84,847                     81,311                     44,341
03/31/97                     77,712                     78,010                     74,685                     42,249
04/30/97                     76,017                     76,308                     73,006                     42,366
05/31/97                     87,239                     87,573                     83,753                     47,080
06/30/97                     90,477                     90,823                     86,796                     49,098
07/31/97                     93,591                     93,949                     89,744                     51,382
08/31/97                     97,383                     97,755                     93,294                     52,559
09/30/97                    104,598                    104,998                    100,173                     56,406
10/31/97                     96,674                     97,043                     92,502                     53,930
11/30/97                     93,068                     93,424                     89,015                     53,579
12/31/97                     93,658                     94,016                     89,526                     54,517
01/31/98                     92,078                     92,431                     87,929                     53,656
02/28/98                    101,581                    101,970                     96,970                     57,626
03/31/98                    105,199                    105,601                    100,336                     60,000
04/30/98                    104,706                    105,107                     99,825                     60,332
05/31/98                     98,524                     98,901                     93,876                     57,080
06/30/98                    103,029                    103,424                     98,091                     57,200
07/31/98                     94,179                     94,540                     89,626                     52,567
08/31/98                     70,964                     71,236                     67,497                     42,358
09/30/98                     76,584                     76,877                     72,796                     45,675
10/31/98                     79,908                     80,214                     75,890                     47,539
11/30/98                     86,453                     86,783                     82,075                     50,030
12/31/98                     95,522                     95,887                     90,676                     53,126
01/31/99                    100,087                    100,470                     94,983                     53,833
02/28/99                     88,447                     88,786                     83,851                     49,472
03/31/99                     94,524                     94,885                     89,545                     50,244
04/30/99                    100,923                    101,309                     95,526                     54,746
05/31/99                     99,530                     99,911                     94,189                     55,545
06/30/99                    107,114                    107,524                    101,215                     58,056

*Past performance is not an indication of future results. The adjusted returns above include the effect of paying the applicable sales charges. Class A shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class A shares reflects the performance for this Fund's oldest class of shares (Class C), restated to reflect the appropriate operating expenses for those shares. Had Class A and B shares returns been restated on the bases of different sales charges, but without regard to the lower operating expenses of Class A shares, the adjusted total return figures for the 10-year and since inception periods would have been lower, namely 17.1% and 16.7%, respectively. See page 28 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
WinStar Communications, Inc.                                                2.5%
Telecommunications/info. services
--------------------------------------------------------------------------------
SFX Entertainment, Inc. 'A'                                                 2.0%
Producer of live entertainment events
--------------------------------------------------------------------------------
Premier Parks, Inc.                                                         1.9%
Theme parks
--------------------------------------------------------------------------------
B.J.'s Wholesale Club, Inc.                                                 1.6%
Wholesale cash & carry merchandise
--------------------------------------------------------------------------------
True North Communications                                                   1.5%
International advertising agency
--------------------------------------------------------------------------------
Sotheby's Holdings 'A'                                                      1.5%
Auction house/art dealer
--------------------------------------------------------------------------------
Advanced Energy Industries                                                  1.4%
Semiconductors/film production equip
--------------------------------------------------------------------------------
Pinnacle Holdings, Inc.                                                     1.4%
Real estate investment trust
--------------------------------------------------------------------------------
Furniture Brands International, Inc.                                        1.4%
Residential furniture
--------------------------------------------------------------------------------
Visual Networks, Inc.                                                       1.3%
Networking products
--------------------------------------------------------------------------------
Top Ten Total                                                              16.5%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 30.5%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     15.2%
--------------------------------------------------------------------------------
Communications                                                             11.1%
--------------------------------------------------------------------------------
Health Care                                                                10.2%
--------------------------------------------------------------------------------
Consumer Services                                                           8.7%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               95.5%
--------------------------------------------------------------------------------
Cash Equivalents                                                            4.5%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the one-year period ended June 30, 1999, PIMCO Opportunity Fund posted returns of 4.0% for Class A shares, 3.2% for Class B shares and 2.4% for Class C shares, far outperforming the Russell 2000 Index return of 1.5% for the same period.

   Through much of this period, the market was dominated by large-cap growth stocks, which did not bode well for the small-cap sector. However, in the second quarter of 1999, the market rotated away from large-cap growth issues in favor of smaller-capitalization and lower valuation issues, benefiting Opportunity Fund's performance.

   The telecom sector performed well for the Fund this year. Increased demand by corporations for data communications capabilities, coupled with a dramatic increase in the number of cellular phone users, boosted this sector. One telecom standout was Winstar Communications, an emerging telecommunications company with an important market niche. Winstar offers a creative, economical solution to the `bandwidth bottleneck' facing small and mid-sized companies, by providing cheap, high-speed wireless bandwidth. The company benefited from a strong market position, a result of its purchase of many of the radio licenses necessary to provide wireless bypass services to fiber optic hubs. Winstar also saw strong sales growth this year, and appears on track to maintain this momentum.

   Another standout this year was Pinnacle Holdings, a major provider of tower space for wireless communications. The company benefited from its rapid tower consolidation strategy, which has resulted in significant gains in cash flow.

   One disappointment for the Fund this year was Alaska Airlines. It suffered from pricing pressure and a decrease in traffic for much of the year. In the first half of 1999 it was also hurt by a boost in the price of fuel, resulting from increased demand brought on by an improving global economy. Its shrinking profit margin prompted the manager to remove it from the Fund.

   Looking ahead, the manager is optimistic that the Fund will continue its outperformance, especially given the increased investor interest in smaller-capitalization stocks, the tame inflationary environment and the strong earnings outlook for many growth stocks.


20                                            See page 40 for financial details.

June 30, 1999

PIMCO Precious Metals Fund


OBJECTIVE

Capital appreciation; no consideration given to income


PORTFOLIO

Primarily stocks of companies that extract, process, distribute or market precious metals


FUND INCEPTION DATE

10/10/88


TOTAL NET ASSETS

$23.2 million


NUMBER OF SECURITIES IN THE PORTFOLIO

51 (not including short-term
instruments)


MANAGER

Van Eck Associates (an independent sub-advisor not owned by PIMCO Advisors L.P.)

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 6/30/99

              A Shares              B Shares            C Shares     Phil. Gold  Lipper
                                                                     & Silver    Gold Oriented
                       Adjusted              Adjusted   Adjusted     Index       Fund Avg.
----------------------------------------------------------------------------------------------
1 year         -6.1%     -11.2%      -6.9%     -11.4%      -7.6%      -6.7%       -5.2%
5 years       -15.9%     -16.8%     -16.6%     -17.0%     -16.6%     -10.3%      -12.1%
10 years       -5.6%      -6.1%      -6.1%      -6.1%      -6.3%      -3.2%       -4.2%
Inception      -6.0%      -6.5%      -6.4%      -6.4%      -6.7%     --          --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                 PIMCO                      PIMCO                     PIMCO                       Phil.
                               Precious                   Precious                   Precious                  Gold & Silver
                                Metals A                   Metals B                  Metals C                     Index

10/31/88                          9,450                     10,000                     10,000                     10,000
11/30/88                          9,475                     10,021                     10,021                     10,126
12/31/88                          9,210                      9,733                      9,733                      9,507
01/31/89                          9,674                     10,218                     10,218                      9,869
02/28/89                          9,562                     10,094                     10,094                     11,007
03/31/89                          9,490                     10,012                     10,012                     10,341
04/30/89                          9,096                      9,589                      9,589                      9,719
05/31/89                          8,574                      9,033                      9,033                      9,467
06/30/89                          8,922                      9,394                      9,394                     10,101
07/31/89                          9,240                      9,723                      9,723                     10,428
08/31/89                          9,667                     10,166                     10,166                     11,159
09/30/89                          9,663                     10,156                     10,156                     11,342
10/31/89                          9,650                     10,135                     10,135                     11,524
11/30/89                         10,881                     11,423                     11,423                     13,042
12/31/89                         10,780                     11,309                     11,309                     13,104
01/31/90                         11,013                     11,546                     11,546                     14,235
02/28/90                         10,381                     10,877                     10,877                     13,191
03/31/90                          9,778                     10,238                     10,238                     12,315
04/30/90                          8,751                      9,157                      9,157                     10,869
05/31/90                          9,141                      9,558                      9,558                     11,732
06/30/90                          8,496                      8,879                      8,879                     11,085
07/31/90                          9,241                      9,651                      9,651                     11,905
08/31/90                          9,237                      9,641                      9,641                     11,806
09/30/90                          9,282                      9,682                      9,682                     11,838
10/31/90                          7,797                      8,127                      8,127                      9,810
11/30/90                          7,584                      7,900                      7,900                      9,314
12/31/90                          8,143                      8,477                      8,477                     10,603
01/31/91                          7,119                      7,406                      7,406                      8,755
02/28/91                          7,743                      8,044                      8,044                      9,397
03/31/91                          7,674                      7,962                      7,962                      9,210
04/30/91                          7,535                      7,807                      7,807                      8,804
05/31/91                          7,644                      7,921                      7,921                      8,995
06/30/91                          8,129                      8,425                      8,425                      9,637
07/31/91                          8,099                      8,384                      8,384                      9,610
08/31/91                          7,357                      7,612                      7,612                      8,294
09/30/91                          7,436                      7,684                      7,684                      8,613
10/31/91                          7,872                      8,127                      8,127                      9,058
11/30/91                          7,882                      8,147                      8,147                      9,193
12/31/91                          7,783                      8,024                      8,024                      8,828
01/31/92                          7,911                      8,158                      8,158                      9,127
02/29/92                          7,792                      8,034                      8,034                      8,894
03/31/92                          7,297                      7,509                      7,509                      7,872
04/30/92                          6,812                      7,014                      7,014                      7,641
05/31/92                          7,228                      7,437                      7,437                      8,197
06/30/92                          7,594                      7,807                      7,807                      8,580
07/31/92                          7,911                      8,127                      8,127                      9,029
08/31/92                          7,585                      7,787                      7,787                      8,618
09/30/92                          7,466                      7,663                      7,663                      8,790
10/31/92                          7,179                      7,365                      7,365                      8,262
11/30/92                          6,584                      6,747                      6,747                      7,191
12/31/92                          6,862                      7,035                      7,035                      7,791
01/31/93                          6,674                      6,839                      6,839                      7,816
02/28/93                          7,238                      7,406                      7,406                      8,302
03/31/93                          8,337                      8,518                      8,518                      9,486
04/30/93                          9,436                      9,641                      9,641                     10,797
05/31/93                         11,179                     11,423                     11,423                     12,141
06/30/93                         11,347                     11,588                     11,588                     12,723
07/31/93                         12,634                     12,896                     12,896                     14,084
08/31/93                         11,357                     11,577                     11,577                     12,879
09/30/93                         10,218                     10,413                     10,413                     11,376
10/31/93                         11,654                     11,866                     11,866                     13,489
11/30/93                         11,436                     11,639                     11,639                     12,971
12/31/93                         13,100                     13,328                     13,328                     14,413
01/31/94                         13,199                     13,421                     13,421                     14,406
02/28/94                         12,605                     12,813                     12,813                     14,029
03/31/94                         12,625                     12,813                     12,813                     14,609
04/30/94                         11,803                     11,969                     11,969                     12,503
05/31/94                         12,199                     12,371                     12,371                     13,147
06/30/94                         11,951                     12,113                     12,113                     12,593
07/31/94                         12,139                     12,298                     12,298                     12,210
08/31/94                         12,852                     13,009                     13,009                     12,950
09/30/94                         14,001                     14,163                     14,163                     14,448
10/31/94                         13,080                     13,226                     13,226                     12,829
11/30/94                         11,545                     11,670                     11,670                     11,222
12/31/94                         11,921                     12,041                     12,041                     11,946
01/31/95                         10,149                     10,238                     10,238                     10,640
02/28/95                         10,515                     10,599                     10,599                     11,345
03/31/95                         11,585                     11,670                     11,670                     13,327
04/30/95                         11,644                     11,722                     11,722                     12,776
05/31/95                         11,496                     11,577                     11,577                     13,112
06/30/95                         11,466                     11,536                     11,526                     13,133
07/31/95                         11,743                     11,804                     11,794                     12,970
08/31/95                         12,050                     12,113                     12,103                     13,403
09/30/95                         12,209                     12,257                     12,257                     13,571
10/31/95                         10,743                     10,784                     10,774                     11,711
11/30/95                         11,407                     11,450                     11,444                     13,233
12/31/95                         11,506                     11,550                     11,536                     13,158
01/31/96                         13,892                     13,945                     13,926                     15,412
02/29/96                         14,100                     14,154                     14,122                     15,741
03/31/96                         13,843                     13,896                     13,854                     15,716
04/30/96                         14,159                     14,214                     14,163                     15,671
05/31/96                         14,803                     14,860                     14,801                     16,269
06/30/96                         12,664                     12,713                     12,648                     13,523
07/31/96                         12,407                     12,455                     12,391                     13,587
08/31/96                         13,031                     13,081                     13,009                     13,609
09/30/96                         12,001                     12,047                     11,969                     12,585
10/31/96                         12,050                     12,097                     12,020                     12,631
11/30/96                         11,555                     11,600                     11,516                     13,133
12/31/96                         11,237                     11,280                     11,195                     12,757
01/31/97                         10,524                     10,564                     10,473                     12,041
02/28/97                         11,951                     11,997                     11,844                     13,381
03/31/97                         10,554                     10,594                     10,452                     11,377
04/30/97                          9,609                      9,646                      9,500                     10,256
05/31/97                          9,961                      9,999                      9,866                     11,398
06/30/97                          8,875                      8,909                      8,820                     10,446
07/31/97                          8,373                      8,405                      8,328                     10,699
08/31/97                          8,383                      8,415                      8,328                     10,803
09/30/97                          8,855                      8,889                      8,789                     11,965
10/31/97                          7,347                      7,376                      7,292                      9,606
11/30/97                          5,659                      5,681                      5,618                      7,738
12/31/97                          5,890                      5,913                      5,817                      8,106
01/31/98                          6,443                      6,467                      6,340                      8,192
02/28/98                          6,091                      6,114                      5,985                      8,244
03/31/98                          6,403                      6,427                      6,278                      8,924
04/30/98                          7,046                      7,073                      6,916                      9,608
05/31/98                          6,041                      6,064                      5,943                      8,163
06/30/98                          5,357                      5,378                      5,231                      7,837
07/31/98                          5,156                      5,176                      5,043                      6,875
08/31/98                          4,171                      4,187                      4,080                      5,342
09/30/98                          5,931                      5,953                      5,785                      8,194
10/31/98                          5,951                      5,974                      5,806                      8,238
11/30/98                          5,679                      5,701                      5,535                      7,753
12/31/98                          5,454                      5,475                      5,310                      7,099
01/31/99                          5,342                      5,362                      5,202                      6,912
02/28/99                          5,188                      5,208                      5,040                      6,617
03/31/99                          5,260                      5,280                      5,116                      6,530
04/30/99                          5,876                      5,899                      5,708                      8,022
05/31/99                          4,921                      4,940                      4,771                      6,651
06/30/99                          5,034                      5,053                      4,879                      7,313

*Past performance is not an indication of future results. The adjusted returns above include the effect of paying the applicable sales charges. Class A and B shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class A and B shares reflects the performance for this Fund's oldest class of shares (Class C), restated to reflect the appropriate operating expenses for those shares. Had Class A share returns been restated on the basis of different sales charges, but without regard to the lower operating expenses of Class A shares, the adjusted total return figure for the 10-year and since inception periods would have been lower, namely -6.2% and -6.6%. See page 28 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Stocks                                             % of Total Investments
--------------------------------------------------------------------------------
Meridian Gold, Inc.                                                         4.5%
--------------------------------------------------------------------------------
Placer Dome, Inc.                                                           4.3%
--------------------------------------------------------------------------------
Anglo American PLC                                                          3.9%
--------------------------------------------------------------------------------
Anglo American Gold                                                         3.8%
Investment Co. Limited
--------------------------------------------------------------------------------
Western Areas Gold                                                          2.1%
Mining Co. Limited
--------------------------------------------------------------------------------
Randfontein Estates Gold                                                    1.9%
Mining Co.
--------------------------------------------------------------------------------
Gold Fields Limited SP- ADR                                                 1.9%
--------------------------------------------------------------------------------
Newcrest Mining Limited                                                     1.0%
--------------------------------------------------------------------------------
Durban Roodeport Deep Limited                                               0.9%
--------------------------------------------------------------------------------
Consolidated African Mines Limited                                          0.9%
--------------------------------------------------------------------------------
Top Ten Total                                                              25.2%
--------------------------------------------------------------------------------

Regions                                                   % of Total Investments
--------------------------------------------------------------------------------
South Africa                                                               28.7%
--------------------------------------------------------------------------------
Canada                                                                     26.3%
--------------------------------------------------------------------------------
United States                                                              14.9%
--------------------------------------------------------------------------------
Australia                                                                   8.1%
--------------------------------------------------------------------------------
United Kingdom                                                              1.8%
--------------------------------------------------------------------------------
Ghana                                                                       0.8%
--------------------------------------------------------------------------------

Investment Breakdown
--------------------------------------------------------------------------------
Common Stock                                                               80.6%
--------------------------------------------------------------------------------
Cash Equivalents                                                           19.4%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the one-year period ended June 30, 1999, PIMCO Precious Metals Fund returned -6.1% for Class A shares, -6.9% for Class B shares and -7.6% for Class C shares.

   The Fund turned in a strong performance in the third quarter of 1998, when the U.S. stock market sank because of jitters over the Russian default as well as the Asian and Long-Term Capital Management crises, which resulted in a flight to gold as a `safe haven.' However, a strong domestic economy coupled with signs of a global economic recovery quickly reversed this flight to safety, causing the price of gold to sink. A variety of recent events resulted in a further drop in the price of gold: talk that the International Monetary Fund would sell gold to relieve the debt of developing countries, the passing of a referendum in Switzerland that could lead to the sale of some of its gold, and the British government's announcement that it would auction off more than half the country's gold reserves.

   Meridian Gold was a strong performer for the Fund this year. The company benefited from the discovery that its El Penon mine in Chile was larger and richer than expected, and should therefore significantly increase the company's gold production. Also, the company entered into an agreement with Barrick Gold to conduct exploration of property it owns in Nevada, which appears promising.

   Harmony Gold Mining, a South African mining company, also contributed positively to the Fund's performance this year. The company benefited from its business strategy of purchasing losing mining operations and turning them into substantial profit makers.

   One disappointment for the Fund this year was Homestake Mining. Despite promising mines and solid fundamentals, the company, like many other gold mining companies, was hurt by the severe drop in the price of gold.

   The Fund's performance this year can be attributed to the fact that gold is out of favor with investors. While it proved to be popular during the economic crises of last year, signs of a global economic recovery have given investors enough confidence to eschew gold. Looking ahead, however, the manager is optimistic that the price of gold will stabilize and that, in the face of rising inflation, investors will return to gold.


                                          See page 42 for financial details.  21

June 30, 1999

PIMCO Renaissance Fund


OBJECTIVE

Long-term growth of capital and current income


PORTFOLIO

Primarily common stocks with below-average valuations that have improving business fundamentals


FUND INCEPTION DATE

4/18/88


TOTAL NET ASSETS

$659.8 million


NUMBER OF SECURITIES IN THE PORTFOLIO

82 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 6/30/99

             A Shares           B Shares         C Shares    Russell     Lipper
                                                             1000 Value  Equity Inc.   S&P 500
                   Adjusted            Adjusted  Adjusted    Index       Fund Avg.     Index
----------------------------------------------------------------------------------------------
1 year        9.9%     3.9%      8.9%      4.2%      8.2%    16.4%       11.4%         22.8%
5 years      22.8%    21.5%     21.9%     21.7%     21.9%    24.6%       19.2%         27.9%
10 years     14.9%    14.3%     14.3%     14.3%     14.1%    17.1%       13.8%         18.8%
Inception    14.8%    14.2%     14.3%     14.3%     13.9%    --          --            --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                         PIMCO              PIMCO            PIMCO            S&P 500        Russell 1000
                     Renaissance A      Renaissance B    Renaissance C         Index             Value
04/30/88                 9,450            10,000            10,000            10,001            10,000
05/31/88                 9,460            10,000            10,000            10,088            10,145
06/30/88                 9,671            10,220            10,220            10,551            10,625
07/31/88                 9,652            10,190            10,190            10,511            10,628
08/31/88                 9,516            10,038            10,038            10,154            10,419
09/30/88                 9,652            10,180            10,180            10,586            10,758
10/31/88                 9,770            10,291            10,291            10,880            11,002
11/30/88                 9,711            10,230            10,230            10,725            10,868
12/31/88                10,030            10,561            10,561            10,913            11,000
01/31/89                10,340            10,872            10,872            11,711            11,754
02/28/89                10,280            10,810            10,810            11,420            11,568
03/31/89                10,380            10,904            10,904            11,686            11,822
04/30/89                10,653            11,187            11,187            12,292            12,307
05/31/89                10,956            11,501            11,501            12,790            12,797
06/30/89                11,036            11,574            11,574            12,717            12,748
07/31/89                11,251            11,797            11,797            13,866            13,608
08/31/89                11,599            12,148            12,148            14,137            13,945
09/30/89                11,465            11,998            11,998            14,079            13,812
10/31/89                11,258            11,772            11,772            13,753            13,319
11/30/89                11,237            11,751            11,751            14,033            13,472
12/31/89                11,240            11,741            11,741            14,370            13,770
01/31/90                10,690            11,160            11,160            13,406            12,912
02/28/90                10,690            11,160            11,160            13,579            13,238
03/31/90                10,967            11,435            11,435            13,939            13,373
04/30/90                10,638            11,082            11,082            13,590            12,852
05/31/90                11,296            11,765            11,765            14,915            13,919
06/30/90                11,249            11,705            11,705            14,814            13,603
07/31/90                10,947            11,383            11,383            14,766            13,484
08/31/90                10,199            10,596            10,596            13,431            12,298
09/30/90                 9,478             9,837             9,837            12,777            11,703
10/31/90                 9,093             9,427             9,427            12,722            11,543
11/30/90                 9,396             9,741             9,741            13,544            12,343
12/31/90                 9,575             9,926             9,926            13,922            12,657
01/31/91                 9,883            10,232            10,232            14,529            13,227
02/28/91                10,485            10,844            10,844            15,568            14,106
03/31/91                10,729            11,096            11,096            15,945            14,315
04/30/91                10,848            11,207            11,207            15,983            14,421
05/31/91                11,408            11,787            11,787            16,674            14,959
06/30/91                11,013            11,365            11,365            15,910            14,329
07/31/91                11,422            11,776            11,776            16,651            14,929
08/31/91                11,891            12,249            12,249            17,046            15,201
09/30/91                12,075            12,439            12,439            16,761            15,089
10/31/91                12,331            12,690            12,690            16,986            15,339
11/30/91                11,941            12,288            12,288            16,301            14,552
12/31/91                12,864            13,226            13,226            18,166            15,771
01/31/92                13,086            13,454            13,454            17,828            15,796
02/29/92                13,358            13,709            13,709            18,060            16,183
03/31/92                13,098            13,435            13,435            17,708            15,948
04/30/92                13,111            13,448            13,448            18,228            16,635
05/31/92                13,248            13,576            13,576            18,318            16,718
06/30/92                13,097            13,415            13,415            18,045            16,614
07/31/92                13,410            13,723            13,723            18,782            17,255
08/31/92                13,235            13,531            13,531            18,398            16,728
09/30/92                13,369            13,665            13,665            18,614            16,959
10/31/92                13,331            13,626            13,626            18,678            16,975
11/30/92                13,685            13,975            13,975            19,314            17,532
12/31/92                13,979            14,254            14,254            19,551            17,949
01/31/93                14,183            14,463            14,463            19,715            18,471
02/28/93                14,056            14,332            14,332            19,983            19,121
03/31/93                14,606            14,874            14,874            20,405            19,685
04/30/93                14,490            14,743            14,743            19,912            19,432
05/31/93                14,837            15,084            15,084            20,445            19,823
06/30/93                15,134            15,380            15,380            20,504            20,260
07/31/93                15,471            15,722            15,722            20,422            20,487
08/31/93                16,480            16,723            16,723            21,197            21,226
09/30/93                16,753            16,994            16,994            21,034            21,260
10/31/93                16,987            17,232            17,232            21,469            21,246
11/30/93                16,571            16,783            16,783            21,265            20,807
12/31/93                17,069            17,281            17,281            21,522            21,202
01/31/94                17,563            17,768            17,768            22,254            22,005
02/28/94                17,376            17,565            17,565            21,650            21,252
03/31/94                16,422            16,593            16,593            20,706            20,462
04/30/94                16,314            16,470            16,470            20,971            20,854
05/31/94                16,234            16,389            16,389            21,315            21,094
06/30/94                15,856            16,000            16,000            20,793            20,589
07/31/94                16,248            16,382            16,382            21,476            21,230
08/31/94                17,032            17,148            17,148            22,356            21,839
09/30/94                16,993            17,114            17,114            21,810            21,115
10/31/94                16,952            17,059            17,059            22,300            21,409
11/30/94                16,258            16,346            16,346            21,488            20,544
12/31/94                16,326            16,408            16,408            21,806            20,781
01/31/95                16,367            16,436            16,436            22,372            21,420
02/28/95                16,738            16,795            16,795            23,244            22,267
03/31/95                17,191            17,244            17,244            23,929            22,756
04/30/95                17,494            17,549            17,549            24,634            23,475
05/31/95                17,550            17,604            17,577            25,619            24,463
06/30/95                17,991            18,048            18,014            26,214            24,794
07/31/95                18,880            18,939            18,892            27,083            25,658
08/31/95                19,102            19,162            19,101            27,151            26,020
09/30/95                19,727            19,789            19,707            28,297            26,961
10/31/95                19,769            19,831            19,749            28,196            26,693
11/30/95                20,732            20,796            20,686            29,434            28,045
12/31/95                20,993            21,058            20,938            30,001            28,750
01/31/96                21,705            21,773            21,635            31,022            29,646
02/29/96                22,002            22,071            21,917            31,309            29,870
03/31/96                22,180            22,249            22,078            31,611            30,378
04/30/96                22,537            22,608            22,435            32,077            30,494
05/31/96                23,073            23,146            22,940            32,904            30,876
06/30/96                23,134            23,206            22,988            33,029            30,901
07/31/96                22,132            22,201            21,990            31,570            29,733
08/31/96                23,014            23,086            22,839            32,236            30,584
09/30/96                24,140            24,215            23,947            34,050            31,799
10/31/96                24,966            25,044            24,753            34,989            33,029
11/30/96                26,241            26,323            26,006            37,634            35,424
12/31/96                26,312            26,394            26,046            36,889            34,972
01/31/97                27,263            27,348            26,972            39,193            36,667
02/28/97                27,125            27,210            26,818            39,501            37,206
03/31/97                26,438            26,521            26,126            37,878            35,868
04/30/97                27,547            27,633            27,208            40,139            37,374
05/31/97                29,245            29,336            28,872            42,583            39,464
06/30/97                30,785            30,881            30,380            44,490            41,157
07/31/97                33,528            33,633            33,042            48,030            44,253
08/31/97                32,712            32,815            32,218            45,340            42,678
09/30/97                35,095            35,205            34,550            47,823            45,255
10/31/97                33,477            33,582            32,936            46,226            43,993
11/30/97                34,800            34,908            34,207            48,366            45,937
12/31/97                35,764            35,876            35,135            49,196            47,278
01/31/98                35,785            35,897            35,135            49,740            46,612
02/28/98                38,509            38,629            37,781            53,327            49,749
03/31/98                39,966            40,091            39,218            56,058            52,793
04/30/98                40,852            40,980            40,051            56,622            53,147
05/31/98                40,008            40,133            39,197            55,649            52,360
06/30/98                40,325            40,451            39,489            57,909            53,031
07/31/98                39,502            39,625            38,636            57,293            52,098
08/31/98                32,490            32,592            31,762            49,009            44,346
09/30/98                33,631            33,736            32,868            52,149            46,891
10/31/98                35,087            35,197            34,265            56,391            50,525
11/30/98                37,305            37,421            36,410            59,808            52,880
12/31/98                39,879            40,003            38,904            63,255            54,678
01/31/99                42,411            42,543            41,335            65,900            55,115
02/28/99                40,341            40,467            39,289            63,852            54,338
03/31/99                42,144            42,276            41,022            66,406            55,463
04/30/99                44,285            44,424            43,089            68,978            60,643
05/31/99                42,970            43,104            41,766            67,350            59,976
06/30/99                44,332            44,471            43,090            71,088            61,715

*Past performance is not an indication of future results. The adjusted returns above include the effect of paying the applicable sales charges. Class A and B shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class A and B shares reflects the performance for this Fund's oldest class of shares (Class C), restated to reflect the appropriate operating expenses for those shares. Had Class A share returns been restated on the basis of different sales charges, but without regard to the lower operating expenses of Class A shares, the adjusted total return figures for the 10-year and since inception periods would have been lower, namely 14.1% and 14.0%, respectively. See page 28 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Aetna, Inc.                                                                 4.6%
Multiline insurance business
--------------------------------------------------------------------------------
Micron Technology, Inc.                                                     3.5%
Microcomputer parts
--------------------------------------------------------------------------------
Conseco, Inc.                                                               3.0%
Life insurance co.
--------------------------------------------------------------------------------
Arrow Electronics, Inc.                                                     2.9%
Distributor of electronic components
--------------------------------------------------------------------------------
Asia Pulp & Paper Co.                                                       2.9%
Pulp & paper products
--------------------------------------------------------------------------------
Valero Energy Corp.                                                         2.8%
Oil and gas refining/marketing
--------------------------------------------------------------------------------
Smurfit-Stone Container Corp.                                               2.6%
Paperboard & packaged products
--------------------------------------------------------------------------------
Nabors Industries, Inc.                                                     2.5%
Contract drilling & services
--------------------------------------------------------------------------------
Fleet Financial Group, Inc.                                                 2.4%
Commercial banking
--------------------------------------------------------------------------------
MediaOne Group, Inc.                                                        2.3%
Cable/telecommunications service
--------------------------------------------------------------------------------
Top Ten Total                                                              29.5%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              17.8%
--------------------------------------------------------------------------------
Technology                                                                 16.2%
--------------------------------------------------------------------------------
Energy                                                                     14.7%
--------------------------------------------------------------------------------
Materials & Processing                                                     14.5%
--------------------------------------------------------------------------------
Health Care                                                                10.3%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               97.0%
--------------------------------------------------------------------------------
Cash Equivalients                                                           3.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the one-year period ended June 30, 1999, PIMCO Renaissance Fund returned 9.9% for Class A shares, 8.9% for Class B shares and 8.2% for Class C shares.

   The telecom sector contributed greatly to the Fund's performance this year. For instance, Motorola saw its stock price improve after introducing a new product line of advanced digital technology cellular phones. The company is regaining the market share it lost in the last several years as it continues to offer more competitive products. Another of the Fund's telecom holdings, MediaOne, was driven higher based on news that AT&T would be purchasing the cable service and telecommunications provider.

   Technology also turned in solid performance for the Fund this year. An improving global economy resulted in greater demand for semiconductors, PCs and other `cyclical technology' products. For instance, Micron Technology, a maker of semiconductors, performed well as orders began to increase, and investor sentiment regarding semiconductors became positive because of the brightening global economic outlook. Another tech stock that contributed to the Fund's performance was IBM, driven by increased revenues from its service business. IBM has effected a corporate turnaround by moving away from dependence on its PC and mainframe businesses and focusing on other opportunities, including consulting and the formation of strategic alliances with a number of other companies.

   Another standout stock for the Fund this year was Anheuser-Busch. The beer producer and distributor benefited from a surge in domestic beer sales volume, as well as increased profit margins, as much of the pricing pressure on beer has eased. The company continues to benefit from strong brand recognition.

   One disappointment for the Fund this year was Mirage Resorts. Mirage Resorts owns and operates casino-based entertainment resorts in Las Vegas and Laughlin, Nevada. The company suffered from the increasingly competitive nature of the casino industry, with new and more elaborate casinos being built every quarter. It also reported earnings disappointments this year that resulted from decreased traffic to its casinos.

   Looking ahead, the manager believes the Fund is well-positioned to benefit from the recent market broadening as well as the improving global economy, both of which significantly helped its performance in the second quarter.


22                                            See page 43 for financial details.

June 30, 1999

PIMCO Small-Cap Value Fund


OBJECTIVE

Long-term growth of capital and income


PORTFOLIO

Primarily common stocks of companies with small-sized capitalizations and below-average price-to-earnings ratios relative to their industry groups


FUND INCEPTION DATE

10/1/91


TOTAL NET ASSETS

$397.6 million


NUMBER OF SECURITIES IN THE PORTFOLIO

102 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

NFJ Investment Group


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return  For periods ended 6/30/99


                A Shares            B Shares         C Shares                 Lipper
                                                                  Russell     Small-Cap
                       Adjusted            Adjusted  Adjusted     2000 Index  Fund Avg.
---------------------------------------------------------------------------------------
1 year          -5.5%    -10.7%     -6.2%    -10.8%     -7.1%      1.5%        1.9%
3 years         13.4%     11.3%     12.5%     11.8%     12.6%     11.2%       10.5%
5 years         15.3%     14.0%     14.5%     14.2%     14.5%     15.4%       16.5%
Inception       14.0%     13.2%     13.2%     13.2%     13.1%     --          --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]


                        PIMCO        PIMCO      PIMCO       Russell
                       Small-Cap   Small-Cap  Small-Cap      2000
                        Value A     Value B    Value C      Index
09/30/91                 9,450      10,000      10,000      10,000
10/31/91                 9,556      10,106      10,106      10,264
11/30/91                 9,335       9,866       9,866       9,789
12/31/91                10,022      10,586      10,586      10,573
01/31/92                10,701      11,297      11,297      11,430
02/29/92                11,060      11,669      11,669      11,764
03/31/92                10,961      11,557      11,557      11,366
04/30/92                10,734      11,310      11,310      10,967
05/31/92                10,740      11,309      11,309      11,113
06/30/92                10,393      10,937      10,937      10,590
07/31/92                10,706      11,259      11,259      10,958
08/31/92                10,540      11,077      11,077      10,649
09/30/92                10,641      11,177      11,177      10,894
10/31/92                10,832      11,370      11,370      11,238
11/30/92                11,598      12,167      12,167      12,098
12/31/92                11,852      12,427      12,427      12,519
01/31/93                12,374      12,965      12,965      12,943
02/28/93                12,310      12,892      12,892      12,644
03/31/93                12,623      13,211      13,211      13,054
04/30/93                12,287      12,851      12,851      12,696
05/31/93                12,492      13,057      13,057      13,257
06/30/93                12,518      13,076      13,076      13,339
07/31/93                12,557      13,109      13,109      13,524
08/31/93                12,972      13,533      13,533      14,108
09/30/93                13,087      13,645      13,645      14,506
10/31/93                13,332      13,892      13,892      14,879
11/30/93                13,089      13,630      13,630      14,394
12/31/93                13,439      13,986      13,986      14,886
01/31/94                13,938      14,496      14,496      15,353
02/28/94                13,913      14,462      14,462      15,297
03/31/94                13,287      13,802      13,802      14,491
04/30/94                13,328      13,836      13,836      14,577
05/31/94                13,006      13,493      13,493      14,413
06/30/94                12,769      13,239      13,239      13,927
07/31/94                12,964      13,433      13,433      14,156
08/31/94                13,481      13,959      13,959      14,944
09/30/94                13,147      13,605      13,605      14,894
10/31/94                12,898      13,339      13,339      14,834
11/30/94                12,595      13,017      13,017      14,234
12/31/94                12,892      13,316      13,316      14,615
01/31/95                12,958      13,376      13,376      14,431
02/28/95                13,534      13,963      13,963      15,031
03/31/95                13,611      14,033      14,033      15,289
04/30/95                13,924      14,347      14,347      15,629
05/31/95                14,258      14,682      14,682      15,897
06/30/95                14,708      15,136      15,136      16,722
07/31/95                15,434      15,874      15,874      17,685
08/31/95                15,733      16,172      16,172      18,051
09/30/95                16,033      16,469      16,469      18,374
10/31/95                15,401      15,810      15,810      17,552
11/30/95                16,030      16,446      16,446      18,289
12/31/95                16,112      16,520      16,520      18,772
01/31/96                16,032      16,427      16,427      18,751
02/29/96                16,376      16,770      16,770      19,336
03/31/96                16,871      17,265      17,265      19,729
04/30/96                17,441      17,838      17,838      20,784
05/31/96                17,999      18,397      18,397      21,603
06/30/96                17,872      18,256      18,256      20,716
07/31/96                16,884      17,235      17,235      18,907
08/31/96                17,683      18,040      18,040      20,005
09/30/96                18,218      18,575      18,575      20,787
10/31/96                18,564      18,916      18,916      20,466
11/30/96                19,790      20,153      20,153      21,309
12/31/96                20,498      20,861      20,861      21,868
01/31/97                21,166      21,533      21,533      22,305
02/28/97                21,240      21,594      21,594      21,764
03/31/97                20,435      20,759      20,759      20,737
04/30/97                20,629      20,956      20,956      20,795
05/31/97                22,404      22,732      22,732      23,108
06/30/97                23,493      23,840      23,840      24,099
07/31/97                24,701      25,039      25,039      25,220
08/31/97                25,342      25,676      25,676      25,798
09/30/97                27,207      27,558      27,543      27,686
10/31/97                26,745      27,057      27,057      26,471
11/30/97                27,043      27,345      27,345      26,298
12/31/97                27,563      27,845      27,851      26,759
01/31/98                27,093      27,367      27,357      26,336
02/28/98                28,786      29,055      29,044      28,285
03/31/98                29,899      30,169      30,158      29,450
04/30/98                29,805      30,042      30,047      29,613
05/31/98                28,441      28,657      28,646      28,017
06/30/98                27,563      27,749      27,755      28,076
07/31/98                25,540      25,713      25,701      25,802
08/31/98                21,778      21,907      21,897      20,791
09/30/98                22,405      22,527      22,517      22,419
10/31/98                23,283      23,410      23,377      23,333
11/30/98                24,098      24,230      24,172      24,556
12/31/98                24,951      25,087      25,008      26,076
01/31/99                23,953      24,084      24,006      26,423
02/28/99                22,727      22,851      22,772      24,283
03/31/99                22,399      22,522      22,426      24,662
04/30/99                24,312      24,445      24,318      26,871
05/31/99                25,129      25,266      25,126      27,264
06/30/99                26,044      26,186      26,030      28,496

*Past performance is not an indication of future results. The adjusted returns above include the effect of applicable sales charges. Excluding the 6-month and 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/20/97) and the prior performance of the Fund's institutional class shares (for the period from 10/1/91), adjusted for retail class fees and expenses. Past performance is not an indication of future results. See page 28 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Pilgrim's Pride Corp.                                                       1.4%
Chicken products
--------------------------------------------------------------------------------
Burlington Coat Factory                                                     1.3%
Off-price apparel stores
--------------------------------------------------------------------------------
GenCorp, Inc.                                                               1.1%
Aerospace, auto, polymer products
--------------------------------------------------------------------------------
Westinghouse Air Brake Co.                                                  1.1%
Train air brakes
--------------------------------------------------------------------------------
MDC Holdings, Inc.                                                          1.1%
Home building/mortgage banking
--------------------------------------------------------------------------------
World Fuel Services Corp.                                                   1.1%
Aviation fueling services, oil recycling
--------------------------------------------------------------------------------
Enesco Group, Inc.                                                          1.1%
Producer of household products
--------------------------------------------------------------------------------
C&D Technologies, Inc.                                                      1.1%
Battery power systems
--------------------------------------------------------------------------------
Kaman Corp.                                                                 1.0%
Aerospace/defense equip
--------------------------------------------------------------------------------
Kelly Services, Inc. 'A'                                                    1.0%
Temporary help services
--------------------------------------------------------------------------------
Top Ten Total                                                              11.3%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                              26.0%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     12.3%
--------------------------------------------------------------------------------
Capital Goods                                                              11.3%
--------------------------------------------------------------------------------
Utilities                                                                   9.1%
--------------------------------------------------------------------------------
Building                                                                    6.7%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               94.4%
--------------------------------------------------------------------------------
Cash Equivalents                                                            5.6%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the one-year period ended June 30, 1999, PIMCO Small-Cap Value Fund returned -5.5% for its Class A shares, -6.2% for its Class B and -7.1% for its Class C shares. It is important to note that, for the three months ended June 30, 1999, the Fund returned 16.3% for its Class A shares, 16.0% for its Class B shares and 16.1% for its Class C shares.

   For much of the year, smaller-capitalization and lower valuation stocks suffered as a result of an extremely narrow market dominated by large-cap growth stocks. However, in the second quarter of 1999, the market rotated away from these large-capitalization and higher-valuation stocks in favor of lower-valuation and smaller-capitalization issues. As a result, the Fund saw strong performance in that quarter.

   The technology sector positively impacted the Fund this year. The sector in general benefited from investor interest in stocks with the greatest growth potential, as well as an improving global economy, which resulted in increased demand for many technological products. Fund holding Dallas Semiconductor, a maker of semiconductor chips, benefited from a strong product line and increased sales due to the improved global economic outlook.

   The materials and processing sector, which saw strong performance in the second quarter, aided the Fund's performance for the year. Investors were attracted to the low valuations and positive fundamentals offered by this sector. One standout was Westinghouse Air Brake, a manufacturer of value-added equipment for locomotives, railway freight cars and passenger transit vehicles. The company benefited from increased demand for its products, receiving two large transit contracts during the second quarter. It also announced in early June that it would merge with MotivePower Industries in order to create a premier rail equipment supply company, boosting the company's stock price.

   One disappointment for the Fund this year was Chiquita Brands, an international marketer, producer and distributor of bananas and other fresh and processed food products. It was hurt by import barriers erected in Europe, which resulted in decreased demand for its products. Chiquita also suffered for much of the year from weak banana pricing.

   Despite its underperformance for the year, PIMCO Small-Cap Value Fund saw strong performance in the second quarter of 1999 as a result of the market's broadening. The manager is optimistic that, going forward, PIMCO Small-Cap Value Fund is poised to outperform in this broader market.


                                          See page 44 for financial details.  23

June 30, 1999

PIMCO Target Fund

OBJECTIVE

Capital appreciation; no consideration given to income


PORTFOLIO

Primarily common stocks of companies with medium-sized capitalizations


FUND INCEPTION DATE

12/17/92


TOTAL NET ASSETS

$1.2 billion


NUMBER OF SECURITIES IN THE PORTFOLIO

59 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors

--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 6/30/99

                A Shares            B Shares          C Shares     S&P       Lipper
                                                                   Mid-Cap   Mid-Cap
                        Adjusted            Adjusted  Adjusted     Index     Fund Avg.
-------------------------------------------------------------------------------------
1 year          15.7%      9.3%     14.9%    9.9%     13.9%        17.2%     13.4%
3 years         17.7%     15.5%     16.9%   16.1%     16.8%        22.5%     16.6%
5 years         21.8%     20.4%     20.9%   20.7%     20.9%        22.3%     19.7%
Inception       19.5%     18.5%     18.6%   18.6%     18.6%        --        --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                           PIMCO                  PIMCO                  PIMCO                   S&P
                          Target A               Target B               Target C               Mid-Cap
12/31/92                    9,450                10,000                 10,000                 10,000
01/31/93                    9,572                10,119                 10,119                 10,125
02/28/93                    9,515                10,049                 10,049                  9,983
03/31/93                    9,983                10,544                 10,544                 10,328
04/30/93                    9,749                10,287                 10,287                 10,058
05/31/93                   10,375                10,950                 10,950                 10,516
06/30/93                   10,674                11,256                 11,256                 10,569
07/31/93                   10,964                11,543                 11,543                 10,548
08/31/93                   11,759                12,374                 12,374                 10,984
09/30/93                   11,890                12,512                 12,512                 11,100
10/31/93                   11,983                12,591                 12,591                 11,136
11/30/93                   11,403                11,978                 11,978                 10,890
12/31/93                   11,860                12,452                 12,452                 11,396
01/31/94                   12,162                12,762                 12,762                 11,661
02/28/94                   11,945                12,522                 12,522                 11,495
03/31/94                   11,568                12,123                 12,123                 10,963
04/30/94                   11,842                12,402                 12,402                 11,044
05/31/94                   11,606                12,142                 12,142                 10,940
06/30/94                   11,181                11,693                 11,693                 10,563
07/31/94                   11,870                12,412                 12,412                 10,921
08/31/94                   12,540                13,101                 13,101                 11,493
09/30/94                   12,389                12,931                 12,931                 11,278
10/31/94                   12,634                13,181                 13,181                 11,401
11/30/94                   12,181                12,702                 12,702                 10,887
12/31/94                   12,318                12,837                 12,837                 10,987
01/31/95                   12,080                12,584                 12,584                 11,101
02/28/95                   12,777                13,292                 13,292                 11,684
03/31/95                   13,226                13,758                 13,758                 11,887
04/30/95                   13,379                13,909                 13,909                 12,125
05/31/95                   13,341                13,859                 13,859                 12,418
06/30/95                   14,354                14,901                 14,901                 12,923
07/31/95                   15,291                15,872                 15,872                 13,598
08/31/95                   15,252                15,811                 15,811                 13,849
09/30/95                   15,673                16,246                 16,236                 14,185
10/31/95                   15,893                16,459                 16,459                 13,820
11/30/95                   16,065                16,621                 16,621                 14,423
12/31/95                   16,167                16,728                 16,728                 14,387
01/31/96                   16,007                16,547                 16,547                 14,596
02/29/96                   16,540                17,090                 17,090                 15,092
03/31/96                   17,020                17,566                 17,566                 15,273
04/30/96                   17,789                18,359                 18,347                 15,740
05/31/96                   18,706                19,299                 19,287                 15,952
06/30/96                   18,354                18,914                 18,914                 15,713
07/31/96                   16,295                16,785                 16,784                 14,650
08/31/96                   17,117                17,611                 17,611                 15,495
09/30/96                   18,258                18,778                 18,778                 16,171
10/31/96                   18,280                18,789                 18,778                 16,218
11/30/96                   19,016                19,525                 19,525                 17,131
12/31/96                   18,853                19,350                 19,350                 17,150
01/31/97                   19,457                19,955                 19,955                 17,794
02/28/97                   18,624                19,093                 19,093                 17,648
03/31/97                   17,936                18,385                 18,372                 16,895
04/30/97                   18,141                18,578                 18,565                 17,333
05/31/97                   19,650                20,109                 20,109                 18,849
06/30/97                   20,302                20,765                 20,753                 19,378
07/31/97                   21,702                22,181                 22,181                 21,297
08/31/97                   22,172                22,644                 22,631                 21,271
09/30/97                   23,416                23,905                 23,892                 22,495
10/31/97                   22,136                22,580                 22,579                 21,516
11/30/97                   22,100                22,528                 22,528                 21,834
12/31/97                   21,941                22,338                 22,338                 22,682
01/31/98                   21,450                21,842                 21,825                 22,251
02/28/98                   23,270                23,673                 23,673                 24,093
03/31/98                   24,521                24,923                 24,923                 25,180
04/30/98                   25,328                25,745                 25,744                 25,640
05/31/98                   24,204                24,581                 24,580                 24,487
06/30/98                   25,882                26,258                 26,258                 24,641
07/31/98                   24,995                25,350                 25,349                 23,685
08/31/98                   20,546                20,814                 20,814                 19,277
09/30/98                   22,477                22,784                 22,767                 21,076
10/31/98                   22,587                22,852                 22,853                 22,960
11/30/98                   23,949                24,221                 24,222                 24,106
12/31/98                   27,237                27,537                 27,538                 27,017
01/31/99                   27,643                27,941                 27,943                 25,966
02/28/99                   26,106                26,363                 26,344                 24,606
03/31/99                   27,610                27,868                 27,867                 25,295
04/30/99                   28,405                28,640                 28,639                 27,288
05/31/99                   27,610                27,832                 27,814                 27,408
06/30/99                   29,943                30,181                 30,165                 28,872

*Past performance is not an indication of future results. The adjusted returns above include the effect of paying the applicable sales charges. Class B shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class B shares reflects the performance for one of this Fund's oldest classes of shares (Class C), restated to reflect the appropriate operating expenses for those shares. See page 28 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
VISX, Inc.                                                                  3.1%
Vision correction systems
--------------------------------------------------------------------------------
Comverse Technology, Inc.                                                   3.0%
Developer & marketer of computer systems
--------------------------------------------------------------------------------
Sanmina Corp.                                                               2.6%
Electronic circuit boards
--------------------------------------------------------------------------------
Abercrombie & Fitch Co. 'A'                                                 2.5%
Retail casual apparel
--------------------------------------------------------------------------------
Kansas City Southern Industries, Inc.                                       2.5%
Railroad financial services; mutual funds
--------------------------------------------------------------------------------
Immunex Corp.                                                               2.5%
Immunological bio products
--------------------------------------------------------------------------------
Citrix Systems, Inc.                                                        2.5%
Multi-user application server systems
--------------------------------------------------------------------------------
Allergan, Inc.                                                              2.4%
Opthalmic/dermatological products
--------------------------------------------------------------------------------
Gemstar International Group Limited                                         2.4%
TV/Video recording products
--------------------------------------------------------------------------------
Tiffany & Co.                                                               2.3%
Retail gift items
--------------------------------------------------------------------------------
Top Ten Total                                                              25.8%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 26.6%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     22.8%
--------------------------------------------------------------------------------
Health Care                                                                19.4%
--------------------------------------------------------------------------------
Financial & Business Services                                               9.3%
--------------------------------------------------------------------------------
Communications                                                              8.0%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               94.9%
--------------------------------------------------------------------------------
Cash Equivalents                                                            5.1%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Target Fund posted strong returns for the one-year period ended June 30, 1999, returning 15.7% for Class A shares, 14.9% for Class B shares, and 13.9% for Class C shares. These numbers outperformed the average return of funds with the same objective (as measured by the Lipper Mid-Cap Fund Average), which returned 13.4% for the same period.

   The sector that most positively contributed to the Fund's performance was technology. Technology stocks in general benefited from increased investor interest as well as earnings growth that continues to outpace the growth of the market. In particular, the broadening of the market in the second quarter benefited mid-cap technology stocks, many of which offered investors lower valuations and greater growth potential than their large-cap counterparts at a time when rising interest rates caused concern about higher valuation issues.

   Biotechnology also contributed to the Fund's performance this year. For instance, Immunex, a company that develops, markets, and manufactures innovative therapeutic products for the treatment of cancer and infectious diseases, was a strong contributor to the Fund's performance. One of its new products, Enbrel, widely considered the most effective drug on the market for the treatment of rheumatoid arthritis, recently received FDA approval. Sales of the drug have been remarkable, and this high demand is expected to continue, giving it the potential to reach one billion dollars in sales. The company also benefited from continued demand for another of its drugs, Leukine, a white blood cell stimulant, as well as the prospects of a strong product pipeline.

   Another sector that benefited the Fund's returns was health care. VISX, the leading manufacturer and developer of laser eye surgery equipment, turned in a robust performance this year. Its market share in the fast-growing laser eye surgery industry is a phenomenal 80%. The company, which saw its stock price rise after a judge threw out a lawsuit against it by the Federal Trade Commission, experienced high sales growth and high profitability this year, and appears on track to continue this growth.

   One disappointment for the Fund this period was Providian Financial, a credit card company. Like many other financial services stocks, it was hurt by rising interest rates in the second quarter. Providian in particular was also hurt by a pending consumer advocate group lawsuit alleging unfair practices.

   Looking ahead, the manager is optimistic that the Fund will continue to perform well, given that both the earnings growth outlook and the long-term outlook for interest rates, two of the most important drivers of stock prices, appear favorable.


24                                            See page 45 for financial details.

June 30, 1999

PIMCO Tax-Efficient Equity Fund

OBJECTIVE

Maximum after-tax growth of capital


PORTFOLIO

Broadly diversified portfolio of at least 250 common stocks of companies with larger market capitalizations


FUND INCEPTION DATE

7/10/98


TOTAL NET ASSETS

$28 million


NUMBER OF SECURITIES IN THE PORTFOLIO

244 (not including short-term
instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

Parametric Portfolio Associates


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Total Return   For period ended 6/30/99


                                                                    Lipper
           A Shares          B Shares          C Shares   S&P 500   Gr. & Income
                  Adjusted          Adjusted   Adjusted   Index     Fund Avg.
--------------------------------------------------------------------------------
Inception  15.9%      9.6%   15.1%     10.1%     14.1%      --        --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                    PIMCO                     PIMCO                     PIMCO                   S&P 500
                                 Tax-Efficient             Tax-Efficient             Tax-Efficient               Index
                                   Equity A                  Equity B                  Equity C

07/31/98                            9,450                      10,000                  10,000                    10,000
08/31/98                            8,093                       8,554                   8,563                     8,554
09/30/98                            8,506                       8,991                   9,001                     9,102
10/31/98                            9,302                       9,824                   9,834                     9,843
11/30/98                            9,784                      10,313                  10,334                    10,439
12/31/98                           10,356                      10,916                  10,928                    11,041
01/31/99                           10,691                      11,270                  11,282                    11,502
02/28/99                           10,337                      10,884                  10,896                    11,145
03/31/99                           10,711                      11,270                  11,282                    11,591
04/30/99                           11,094                      11,665                  11,678                    12,040
05/31/99                           10,769                      11,322                  11,334                    11,755
06/30/99                           11,398                      11,478                  11,891                    12,408


*Past performance is not an indication of future results. The funds A,B and C shares commenced operations on 7/10/98. Since the fund is less than 1-year old, the reported returns are cumulative. See page 28 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Microsoft Corp.                                                             4.7%
Computer software
--------------------------------------------------------------------------------
General Electric Co.                                                        3.0%
Consumer/Indus. products broadcasting
--------------------------------------------------------------------------------
Intel Corp.                                                                 2.3%
Semiconductors memory circuits
--------------------------------------------------------------------------------
International Business Machines Corp.                                       2.2%
Business machines
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                         1.9%
Computer network products
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                       1.9%
Discount stores
--------------------------------------------------------------------------------
AT&T Corp.                                                                  1.8%
Telecommunications services
--------------------------------------------------------------------------------
Exxon Corp.                                                                 1.7%
Leading oil co
--------------------------------------------------------------------------------
Lucent Technologies, Inc.                                                   1.6%
Telecommunications systems/software
--------------------------------------------------------------------------------
Merck & Co., Inc.                                                           1.6%
Ethical drugs/spec. chemicals
--------------------------------------------------------------------------------
Top Ten Total                                                              22.7%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                 20.3%
--------------------------------------------------------------------------------
Financial & Business Services                                              16.2%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     12.3%
--------------------------------------------------------------------------------
Health Care                                                                10.9%
--------------------------------------------------------------------------------
Communications                                                              8.2%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               98.9%
--------------------------------------------------------------------------------
Cash Equivalents                                                            1.1%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the period since inception through June 30, 1999, PIMCO Tax-Efficient Equity Fund returned 15.9% for Class A shares, 15.1% for Class B share and 14.1% for Class C shares.

   PIMCO Tax-Efficient Equity Fund was started on July 10, 1998. The Fund is an actively managed stock fund seeking low tax exposure without compromising return potential. Its manager uses an innovative investment process featuring quantitative stock selection and active tax management.

   The technology sector performed well for the Fund this year. Increased demand for technology, coupled with investor enthusiasm for stocks with the greatest expectations for earnings growth, helped to boost the prices of many tech stocks. For instance, Microsoft proved to be an outstanding holding for the Fund this year. The software company benefited from its market dominance and strong earnings growth. It also received a boost from investor enthusiasm over its new product pipeline, which includes updated versions of Microsoft Office and Microsoft Windows. Cisco Systems was another standout for the Fund this year. The company continued to successfully position itself as the industry leader within the Internet networking sector.

   Another technology standout was IBM, which has been successful in imple-menting its turnaround strategy. The company has changed its focus from the PC and mainframe business to consulting and other higher profit margin businesses. Its stock received a large boost in May when the company unveiled its plans for expanding into the Internet business, which investors greeted with much enthusiasm.

   The health care sector made a solid contribution to the Fund's performance this year. In particular, high-growth companies such as Amgen, Pfizer and Merck all performed well for much of the year, until interest rate concerns caused their stock prices to drop in the second quarter of 1999.

   One disappointment for the Fund this year was Coca-Cola. The beverage producer and bottler suffered for much of the year from its exposure to the weakened global economy, from which it derives much of its sales.

   Looking ahead, the manager intends to continue with its disciplined, long-term, approach to stock selection based on fundamental valuations and the principles of portfolio diversification and risk control. The manager is optimistic that, with interest rates in check and earnings growth on the rise, the Fund will continue its strong performance.


                                          See page 46 for financial details.  25

June 30, 1999

PIMCO Value Fund


OBJECTIVE

Long-term growth of capital and current income


PORTFOLIO

Primarily stocks the manager believes are undervalued and/or offer above-average dividend yields


FUND INCEPTION DATE

12/30/91


TOTAL NET ASSETS

$231.6 million


NUMBER OF SECURITIES IN THE PORTFOLIO

41 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

NFJ Investment Group


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return   For periods ended 6/30/99

                A Shares            B Shares         C Shares               Lipper Gr.
                                                                  S&P 500   & Income
                        Adjusted           Adjusted  Adjusted     Index     Fund Avg.
-------------------------------------------------------------------------------------
1 year          11.9%      5.8%     11.1%      6.2%     10.1%     22.8%     14.5%
3 years         18.7%     16.5%     17.9%     17.1%     17.9%     29.1%     21.6%
5 years         20.8%     19.4%     19.9%     19.7%     19.9%     27.9%     21.7%
Inception       16.6%     15.8%     15.8%     15.8%     15.8%     --        --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                         PIMCO          PIMCO          PIMCO         S&P 500
                        Value A        Value B        Value C         Index
12/31/91                 9,450         10,000         10,000         10,000
01/31/92                 9,720         10,279         10,279          9,814
02/29/92                10,046         10,618         10,618          9,942
03/31/92                 9,817         10,369         10,369          9,748
04/30/92                 9,858         10,406         10,406         10,034
05/31/92                 9,770         10,306         10,306         10,083
06/30/92                 9,558         10,077         10,077          9,933
07/31/92                 9,894         10,425         10,425         10,339
08/31/92                 9,605         10,114         10,114         10,128
09/30/92                 9,735         10,244         10,244         10,247
10/31/92                 9,794         10,300         10,300         10,282
11/30/92                10,317         10,843         10,843         10,632
12/31/92                10,650         11,186         11,186         10,762
01/31/93                10,871         11,411         11,411         10,852
02/28/93                10,985         11,524         11,524         11,000
03/31/93                11,324         11,873         11,873         11,232
04/30/93                11,123         11,655         11,655         10,961
05/31/93                11,277         11,808         11,808         11,254
06/30/93                11,352         11,879         11,879         11,287
07/31/93                11,294         11,811         11,811         11,242
08/31/93                11,904         12,442         12,442         11,668
09/30/93                11,930         12,461         12,461         11,579
10/31/93                12,340         12,881         12,881         11,818
11/30/93                12,211         12,739         12,739         11,706
12/31/93                12,348         12,874         12,874         11,847
01/31/94                12,916         13,458         13,458         12,250
02/28/94                12,703         13,228         13,228         11,918
03/31/94                12,017         12,505         12,505         11,398
04/30/94                11,867         12,342         12,342         11,544
05/31/94                11,863         12,330         12,330         11,734
06/30/94                11,587         12,035         12,035         11,446
07/31/94                12,067         12,526         12,526         11,822
08/31/94                12,572         13,042         13,042         12,307
09/30/94                12,187         12,634         12,634         12,006
10/31/94                12,312         12,757         12,757         12,275
11/30/94                11,690         12,104         12,104         11,828
12/31/94                11,798         12,208         12,208         12,004
01/31/95                12,115         12,528         12,528         12,315
02/28/95                12,653         13,078         13,078         12,795
03/31/95                12,998         13,426         13,426         13,173
04/30/95                13,346         13,776         13,776         13,560
05/31/95                13,850         14,288         14,288         14,102
06/30/95                14,087         14,524         14,524         14,430
07/31/95                14,704         15,150         15,150         14,909
08/31/95                14,881         15,324         15,324         14,946
09/30/95                15,290         15,735         15,735         15,577
10/31/95                15,330         15,766         15,766         15,521
11/30/95                15,985         16,430         16,430         16,202
12/31/95                16,325         16,769         16,769         16,515
01/31/96                16,787         17,233         17,233         17,077
02/29/96                17,150         17,595         17,595         17,235
03/31/96                17,285         17,722         17,722         17,401
04/30/96                17,507         17,939         17,939         17,657
05/31/96                17,856         18,286         18,286         18,113
06/30/96                17,773         18,190         18,189         18,182
07/31/96                16,811         17,194         17,194         17,379
08/31/96                17,461         17,848         17,847         17,745
09/30/96                17,934         18,320         18,320         18,744
10/31/96                18,186         18,565         18,565         19,261
11/30/96                19,741         20,141         20,141         20,717
12/31/96                19,568         19,952         19,952         20,306
01/31/97                20,226         20,618         20,618         21,575
02/28/97                20,571         20,955         20,955         21,744
03/31/97                19,841         20,200         20,199         20,851
04/30/97                20,609         20,966         20,965         22,095
05/31/97                21,829         22,192         22,191         23,441
06/30/97                22,367         22,731         22,732         24,491
07/31/97                23,848         24,221         24,222         26,439
08/31/97                23,349         23,684         23,685         24,958
09/30/97                24,735         25,083         25,083         26,325
10/31/97                23,493         23,806         23,807         25,446
11/30/97                24,068         24,375         24,376         26,624
12/31/97                24,598         24,902         24,887         27,081
01/31/98                24,700         24,970         24,973         27,381
02/28/98                26,154         26,444         26,430         29,355
03/31/98                27,196         27,490         27,475         30,859
04/30/98                26,670         26,924         26,927         31,169
05/31/98                26,552         26,787         26,790         30,633
06/30/98                26,584         26,818         26,820         31,878
07/31/98                25,462         25,668         25,669         31,538
08/31/98                21,808         21,961         21,963         26,978
09/30/98                23,056         23,215         23,215         28,707
10/31/98                25,087         25,244         25,243         31,041
11/30/98                26,520         26,671         26,670         32,923
12/31/98                27,000         27,129         27,128         34,820
01/31/99                26,344         26,470         26,448         36,276
02/28/99                25,340         25,462         25,437         35,149
03/31/99                25,274         25,395         25,341         36,555
04/30/99                27,928         28,062         27,986         37,971
05/31/99                28,682         28,820         28,725         37,074
06/30/99                29,754         29,898         29,776         39,132

*Past performance is not an indication of future results. The adjusted returns above include the effect of applicable sales charges. Excluding the 6-month and 1-year returns, these returns represent the blended performance of the Fund's retail class shares (for the period from 1/13/97) and the prior performance of the Fund's institutional class shares (for the period from 12/30/91), adjusted for retail class fees and expenses. See page 28 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Bell Atlantic Corp.                                                         4.2%
Telephone service
--------------------------------------------------------------------------------
GTE Corp.                                                                   4.0%
Independent telephone service
--------------------------------------------------------------------------------
Thomas & Betts Corp.                                                        3.9%
Electric conductors components
--------------------------------------------------------------------------------
Mobil Corp.                                                                 3.9%
Int'l oil/gas exploration & development
--------------------------------------------------------------------------------
SUPERVALU, Inc.                                                             3.8%
Large food wholesaler
--------------------------------------------------------------------------------
Public Service Enterprise Group, Inc.                                       3.7%
Public service electric & gas
--------------------------------------------------------------------------------
Kimberly-Clark Corp.                                                        3.7%
Consumer products/newsprint
--------------------------------------------------------------------------------
Mallinckrodt, Inc.                                                          3.7%
Healthcare products/spec. chemicals
--------------------------------------------------------------------------------
NICOR, Inc.                                                                 3.6%
Utility holding/natural gas
--------------------------------------------------------------------------------
DTE Energy Co.                                                              3.5%
Electric & steam utility
--------------------------------------------------------------------------------
Top Ten Total                                                              38.0%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Consumer Discretionary                                                     13.7%
--------------------------------------------------------------------------------
Consumer Staples                                                           13.5%
--------------------------------------------------------------------------------
Utilities                                                                  10.9%
--------------------------------------------------------------------------------
Energy                                                                      9.6%
--------------------------------------------------------------------------------
Communications                                                              8.2%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               95.0%
--------------------------------------------------------------------------------
Cash Equivalents                                                            5.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the one-year period ended June 30, 1999, PIMCO Value Fund returned 11.9% for Class A shares, 11.1% for Class B shares and 10.1% for Class C shares.

   Lower valuation issues were out of favor for most of this one-year period, as the largest of the large-cap growth stocks dominated the market. However, in the second quarter of 1999, the market rotated toward lower valuation and smaller-capitalization stocks. This shift came about as a result of the improving global economy, which caused an increased demand for capital goods, as well as rising interest rates, which caused investors to shy away from higher valuation growth stocks. As a result, PIMCO Value Fund saw strong performance in the last quarter of this one-year period, despite less impressive performance in the first three quarters.

   The technology sector performed well for the Fund this year. As the global economy began to improve, demand increased for semiconductors, PCs and other technology. Apple Computer, for instance, was a standout performer this year. The PC maker experienced better-than-expected sales of its iMac computer, its latest product offering, which was enthusiastically received by consumers. The company has continued its successful comeback with more innovative product offerings and has gained significant market share.

   Another sector that contributed to the Fund's performance was tele-communications. The sector benefited from increased demand from corporations for data communications capabilities. One standout in this sector was GTE. GTE provides inter-networking services ranging from dial-up Internet access for consumers to Web-based applications for Fortune 500 companies. The company benefited from increased revenues, new product development, and the sale of some of its business units.

   Basic materials, while a strong performer for the Fund in the second quarter of 1999, performed poorly for the one-year period. Companies such as John Deere and U.S. Steel suffered under extreme pricing pressures, which greatly narrowed their profit margins. However, this sector was a strong contributor to the Fund's performance in the second quarter, as the global economy improved, demand for basic materials increased, and pricing pressures eased.

   While the Fund's performance was hurt by the narrowness of the market for most of the past year, the Fund turned in a strong performance in the second quarter, as lower valuation and cyclical stocks finally outperformed growth stocks. Looking ahead, we believe the Fund is poised to continue this performance in the current market environment.


26                                            See page 48 for financial details.

June 30, 1999

PIMCO Value 25 Fund


OBJECTIVE

Long-term growth of capital and income


PORTFOLIO

Approximately 25 common stocks of companies with medium market capitalizations and that have below-average price-to-earnings ratios relative to their industry groups


FUND INCEPTION DATE

7/10/98


TOTAL NET ASSETS

$2.2 million


NUMBER OF SECURITIES IN THE PORTFOLIO

25 (not including short-term instruments)


PIMCO ADVISORS INSTITUTIONAL MANAGER

NFJ Investment Group


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Total Return   For period ended 6/30/99

            A Shares             B Shares             C Shares            Lipper
                                                                  S&P 500 Mid-Cap
                     Adjusted            Adjusted     Adjusted    Index   Fund Avg.
-----------------------------------------------------------------------------------
Inception   -9.9%      -14.8%    -10.5%    -14.9%    -11.4%       --      --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                          PIMCO          PIMCO            PIMCO          S&P 500
                        Value 25 A     Value 25 B       Value 25 C        Index
07/31/98                9,450          10,000           10,000            10,000
08/31/98                7,771           8,212            8,212             8,139
09/30/98                7,822           8,266            8,266             8,898
10/31/98                8,426           8,894            8,894             9,694
11/30/98                8,589           9,068            9,068            10,178
12/31/98                8,735           9,210            9,218            11,407
01/31/99                8,251           8,688            8,698            10,963
02/28/99                7,973           8,394            8,393            10,389
03/31/99                8,065           8,482            8,491            10,680
04/30/99                8,992           9,460            9,468            11,521
05/31/99                9,188           9,656            9,663            11,572
06/30/99                9,229           9,218            9,600            12,190

*Past performance is not an indication of future results. The funds A,B and C shares commenced operations on 7/10/98. Since the fund is less than 1-year old, the reported returns are cumulative. See page 28 for Footnotes, which include additional details.


--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
American National Insurance Co.                                             5.6%
Life insurance
--------------------------------------------------------------------------------
Cordant Technologies, Inc.                                                  5.4%
Aerospace propulsion systems
--------------------------------------------------------------------------------
Golden West Financial Corp.                                                 5.0%
Savings and loan
--------------------------------------------------------------------------------
Cooper Tire & Rubber Co.                                                    4.6%
Auto/truck tires, rubber products
--------------------------------------------------------------------------------
Clayton Homes, Inc.                                                         4.5%
Produce/finance manufactured homes
--------------------------------------------------------------------------------
Warnaco Group, Inc. 'A'                                                     4.3%
Womens intimate apparel
--------------------------------------------------------------------------------
Lafarge Corp.                                                               3.9%
Major cement producer
--------------------------------------------------------------------------------
USX-U.S. Steel Group, Inc.                                                  3.8%
Integrated steel producer
--------------------------------------------------------------------------------
Manpower, Inc.                                                              3.8%
World wide employment service
--------------------------------------------------------------------------------
Meritor Automotive, Inc.                                                    3.8%
International air express/freight
--------------------------------------------------------------------------------
Top Ten Total                                                              44.7%

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Consumer Discretionary                                                     19.6%
--------------------------------------------------------------------------------
Financial & Business Services                                              17.6%
--------------------------------------------------------------------------------
Capital Goods                                                              13.3%
--------------------------------------------------------------------------------
Building                                                                   12.1%
--------------------------------------------------------------------------------
Materials & Processing                                                      7.6%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               94.7%
--------------------------------------------------------------------------------
Cash Equivalents                                                            5.3%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the period since inception through June 30, 1999, the PIMCO Value 25 Fund posted returns of -9.9% for Class A shares, -10.5% for Class B shares and -11.4% for Class C shares. It is important to note that, for the three-month period ended June 30, 1999, the Fund returned 14.4% for its Class A and Class B shares, and 14.2% for its Class C shares.

   PIMCO Value 25 Fund was started on July 10, 1998. The Fund's objective is to seek long-term growth of capital and income through investment in approximately 25 mid-cap value stocks. The Fund manager maintains this concentrated portfolio in order to maximize these holdings' potential returns.

   For much of the year, smaller-capitalization and lower valuation stocks suffered as a result of an extremely narrow market dominated by large-cap growth stocks. However, in the second quarter of 1999, the market rotated away from these large-cap, higher valuation stocks in favor of lower valuation and smaller-capitalization issues. As a result, the Fund saw strong performance in that quarter.

   The financial and business services sector made a significant contribution to the Fund's performance this year. A strong economy, tight labor market and consumer confidence boosted home buying. For much of the year, a benign interest rate environment also increased demand for homes and mortgages. One beneficiary of this trend was Golden West Financial, a savings and loan holding company. The tight labor market also resulted in fewer defaults and higher credit quality, which also benefited the company.

   Another standout for the Fund this year was Airborne Freight, a company that provides door-to-door express delivery of small packages and documents through-out the U.S. as well as foreign countries. Airborne Freight benefited from an increase in revenue this year, which reflected an increase in its higher profit margin segment of lower-weight overnight shipments.

   One disappointment for the Fund this year was Old Republic International, a holding company engaged in the underwriting and managing of property, liability, life, disability, title, and mortgage guaranty insurance. The company suffered from a rise in interest rates, which caused a drop-off in demand for title and mortgage guaranty insurance. The company was also hurt by higher underwriting and acquisition costs.

   Looking ahead, the manager is optimistic that the Fund's strong performance in the second quarter of 1999 will continue, given the current broadening of the market and strong global economy.

                                          See page 49 for financial details.  27

June 30, 1999

--------------------------------------------------------------------------------
FOOTNOTES
--------------------------------------------------------------------------------

A few notes and definitions are needed for a complete understanding of the performance figures.

Past performance is no indication of future results. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. Total return measures perform-ance, assuming that all dividends and capital gains distributions were reinvested.

Total return, both with and without a sales charge, has been presented. For shareholders who have not bought or sold shares during the period quoted, the non-adjusted figures are probably more meaningful to you than the adjusted figures. The adjusted figures for Class A shares include the effect of paying the maximum initial sales charge of 5.5%. The adjusted figures for Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. The adjusted figures for Class C shares include the effect of paying the 1% CDSC, which may apply to shares redeemed during the first year of ownership.

The PIMCO stock funds can invest in foreign securities and the International, International Developed and Emerging Markets Funds invest primarily in these securities, which can involve special risks due to foreign economic and political developments. These risks can be more pronounced with emerging market securities. The Opportunity and Small-Cap Value Funds generally invest in small-cap stocks, which can be riskier than the overall stock market. The Innovation and Precious Metals Funds concentrate their portfolios in one sector, making them more volatile than a more diversified stock portfolio, and, therefore, should be considered as only part of a diversified portfolio.

Line graphs have been included so an investor can compare a Fund's historical performance to that of an appropriate broad-based index. Each index reflects a group of unmanaged securities, and it is not possible to invest directly in an unmanaged index. The Standard & Poor's 500 and Standard & Poor's Mid-Cap are indices of stocks of companies with larger- and medium-sized capitalizations, respectively. The Russell 1000 and 2000 are indices of stocks of companies with medium- and small capitalizations. The MSCI EAFE is an index of foreign stocks. The MSCI world ex-USA Index is an index of foreign developed and emerging market stocks. The S&P 500/Lehman Aggregate Bond Hybrid Index is an index represented by 60% S&P 500 Index and 40% Lehman Aggregate Bond Index (an index containing a variety of bonds). The Philadelphia Gold and Silver Index is an index of stocks of companies in the gold and silver mining industry.

Lipper averages are calculated by Lipper Analytical Services, Inc., a nationally recognized mutual fund performance evaluation firm. They are total-return performance averages of those funds that are tracked by Lipper, with the investment objective noted. They do not take sales charges into account.

For additional details on the PIMCO taxable bond funds, contact your financial advisor to receive a prospectus that contains more complete information, including charges and expenses. Or contact PIMCO Funds Distributors LLC at 2187 Atlantic Street, Stamford, CT 06902, 1-800-277-7337, www.pimcofunds.com. Please read the prospectus carefully before you invest or send money.

Schedule of Investments
Balanced Fund
June 30, 1999

                                                                          Value
                                                           Shares        (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 54.9%
--------------------------------------------------------------------------------

Aerospace 0.6%
Northrop Grumman Corp.                                      6,600     $     438

Building 0.6%
Centex Corp.                                                5,600           210
Lafarge Corp.                                               5,700           202
                                                                      ----------
                                                                            412
Capital Goods 4.1%
Deere & Co.                                                11,500           455
Dana Corp.                                                  9,500           438
Tyco International Limited                                  4,100           388
Johnson Controls, Inc.                                      4,800           333
Honeywell, Inc.                                             2,700           313
AlliedSignal, Inc.                                          4,800           302
United Technologies Corp.                                   3,900           280
Textron, Inc.                                               3,000           247
General Electric Co.                                        2,000           226
                                                                      ----------
                                                                          2,982
Communications 4.0%
GTE Corp.                                                  17,300         1,310
Bell Atlantic Corp.                                        15,300         1,000
SBC Communications, Inc.                                    4,200           244
ALLTEL Corp.                                                3,400           243
Qualcomm, Inc. (b)                                            900           129
                                                                      ----------
                                                                          2,926
Consumer Discretionary 9.0%
Thomas & Betts Corp.                                       20,500           969
UST, Inc.                                                  28,800           842
Tupperware Corp.                                           20,400           520
Whirlpool Corp.                                             6,900           511
American Greetings Corp. 'A'                               11,400           342
Wal-Mart Stores, Inc.                                       7,000           338
TJX Cos., Inc.                                              8,600           286
Lowe's Cos., Inc.                                           5,000           283
Home Depot, Inc.                                            4,300           277
Tandy Corp.                                                 5,100           249
Gap, Inc.                                                   4,900           247
Harley-Davidson, Inc.                                       4,400           239
CVS Corp.                                                   4,700           239
Circuit City Stores                                         2,400           223
Cintas Corp.                                                3,300           222
Dayton Hudson Corp.                                         3,200           208
Ford Motor Co.                                              3,400           192
Mohawk Industries, Inc. (b)                                 6,100           185
General Motors Corp.                                        2,500           165
                                                                      ----------
                                                                          6,537

Consumer Services 2.3%
Central Newspapers, Inc. 'A'                               12,700           478
McGraw-Hill Companies, Inc.                                 4,700           254
CBS Corp.                                                   5,700           248
New York Times Co.                                          6,600           243
Waste Management, Inc.                                      4,200           226
Gannett, Inc.                                               3,100           221
                                                                      ----------
                                                                          1,670
Consumer Staples 3.4%
Kimberly-Clark Corp.                                       15,300           872
Anheuser Busch Cos., Inc.                                   9,400           667
SUPERVALU, Inc.                                            18,500           475
Kroger Co. (b)                                              8,600           240
Safeway, Inc. (b)                                           4,500           223
                                                                      ----------
                                                                          2,477
Energy 4.7%
Mobil Corp.                                                 8,900           881
Repsol SA SP - ADR                                         23,000           467
Kerr McGee Corp.                                            9,300           467
Ultramar Diamond Shamrock Corp.                            20,700           452
Royal Dutch Petroleum Co.                                   4,100           247
Atlantic Richfield Co.                                      2,900           242
Peco Energy Co.                                             5,200           218
Unicom Corp.                                                5,600           216
Energy East Corp.                                           7,800           203
                                                                      ----------
                                                                          3,393

Environmental Services 0.6%
Browning Ferris Industries, Inc.                           10,400           447

Financial & Business Services 8.1%
Republic New York Corp.                                     7,100           484
Union Planters Corp.                                       10,400           465
PNC Bank Corp.                                              8,000           461
Omnicom Group                                               3,600           288
Chase Manhattan Corp.                                       2,800           243
Bank of New York                                            6,500           238
Citigroup, Inc.                                             4,700           223
Fleet Financial Group, Inc.                                 5,000           222
Associates First Capital Corp. 'A'                          4,996           221
Bank of America Corp.                                       3,013           221
Wells Fargo & Co.                                           5,100           218
Capital One Financial Corp.                                 3,900           217
Hartford Financial Services Group, Inc.                     3,700           216
Bank One Corp.                                              3,600           214
American Express Co.                                        1,600           208
Marsh & Mclennan Cos                                        2,700           204
Southtrust Corp.                                            5,300           203
Equity Residential Properties Trust                         4,500           203
Alliance Capital Management LP                              6,200           200
Comerica, Inc.                                              3,200           190
Federal Home Loan Mortgage Corp.                            3,200           186
Federal National Mortgage Association                       2,700           185
Countrywide Credit Industries, Inc.                         4,100           175
Morgan Stanley, Dean Witter, Discover and Co.               1,200           123
Lehman Brothers Holdings, Inc.                              1,200            75
                                                                      ----------
                                                                          5,883
Health Care 4.4%
Mallinckrodt, Inc.                                         25,900           942
American Home Products Corp.                                8,800           506
Boston Scientific Corp. (b)                                 5,900           259
Bristol-Myers Squibb Co.                                    3,300           232
Warner-Lambert Co.                                          3,100           215
CIGNA Corp.                                                 2,400           214
United Healthcare Corp.                                     3,300           207
Wellpoint Health Networks, Inc. (b)                         2,400           204
Mylan Laboratories, Inc.                                    5,400           143
Biogen, Inc. (b)                                            2,000           129
Schering-Plough Corp.                                       2,300           122
                                                                      ----------
                                                                          3,173
Materials & Processing 2.4%
Westvaco Corp.                                             15,200           441
USG Corp. (b)                                               7,600           426
USX-U.S. Steel Group, Inc.                                 15,300           413
Weyerhaeuser Co.                                            3,600           248
Georgia-Pacific Corp.                                       4,500           213
                                                                      ----------
                                                                          1,741
Technology 6.2%
Harris Corp.                                               13,000           509
Apple Computer, Inc.                                       10,900           505
Lucent Technologies, Inc.                                   6,385           431
Microsoft Corp. (b)                                         4,500           406
Tellabs, Inc. (b)                                           6,000           405
Texas Instruments, Inc.                                     2,100           305
International Business Machines Corp.                       2,300           297
Cisco Systems, Inc. (b)                                     4,150           268
BMC Software, Inc. (b)                                      4,800           259
Uniphase Corp. (b)                                          1,500           249
Motorola, Inc.                                              2,600           246
Altera Corp. (b)                                            6,400           236
Compuware Corp. (b)                                         6,400           204
Computer Associates International, Inc.                     3,400           187
                                                                      ----------
                                                                          4,507
Transportation 0.2%
Southwest Airlines Co.                                      6,000           187

Utilities 4.3%
NICOR, Inc.                                                24,400           929
Public Service Enterprise Group, Inc.                      22,400           916
DTE Energy Co.                                             21,000           840

                                                       See accompanying notes 29

Balanced Fund
June 30, 1999
                                                                          Value
                                                           Shares        (000s)
--------------------------------------------------------------------------------
Ameritech Corp.                                             3,400     $     250
Consolidated Edison, Inc.                                   4,100           186
                                                                      ----------
                                                                          3,121
                                                                      ----------
Total Common Stocks                                                      39,894
(Cost $34,086)                                                        ==========

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 11.6%
--------------------------------------------------------------------------------
                                                        Principal
                                                           Amount
                                                           (000s)
Banking & Finance 5.5%
Ford Motor Credit Corp.
    5.838% due 10/15/2002 (d)                          $    1,000           998

General Motors Acceptance Corp.
    5.788% due 08/15/2003 (d)                               1,000           994
New England Educational Loan Marketing
    5.270% due 06/11/2001 (d)                               2,000         2,001
                                                                      ----------
                                                                          3,993
Industrials 6.1% AMR Corp.
   10.000% due 02/01/2001                                     400           419
    9.430% due 05/10/2001                                   1,000         1,044
Conagra, Inc.
    5.298% due 06/12/2000 (d)                               2,000         1,999
U.S. West Capital Funding
    5.546% due 06/15/2000 (d)                               1,000         1,000
                                                                      ----------
                                                                          4,462
                                                                      ----------
Total Corporate Bonds & Notes                                             8,455
(Cost $8,405)                                                         ==========

--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES 0.4%
--------------------------------------------------------------------------------

Student Loan Marketing Assn.
    5.080% due 04/25/2004 (d)                                 257           257
                                                                      ----------
Total U.S. Government Agencies                                              257
(Cost $257)                                                           ==========

--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 24.3%
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations 2.8%
Federal Home Loan Mortgage Corp.
   10.150% due 04/15/2006                                      11            11
Federal National Mortgage Association
    6.740% due 08/25/2007                                     145           146
    9.500% due 06/25/2018                                     264           282
First Plus Home Loan Trust
    6.060% due 09/10/2011                                   1,000         1,002
GMAC Commercial Mortgage Securities, Inc.
    6.150% due 11/15/2007                                     287           280
Independent National Mortgage Corp.
    7.540% due 11/25/2024 (d)                                 216           217
    7.600% due 11/25/2024 (d)                                 119           120
                                                                      ----------
                                                                          2,058
Federal Home Loan Mortgage Corporation 4.6%
    6.000% due 07/14/2028                                   1,000           940
    6.500% due 07/14/2026                                   2,100         2,027
    8.500% due 03/01/2023                                     320           337
                                                                      ----------
                                                                          3,304
Federal Housing Administration 3.2%
    6.000% due 03/20/2028                                   1,921         1,789
    7.000% due 07/01/2014 (d)                                 549           509
                                                                      ----------
                                                                          2,298
Federal National Mortgage Association 4.5%
    5.500% due 07/14/2029                                   1,000           912
    6.842% due 12/01/2023 (d)                                 170           175
    8.500% due 07/01/2002-07/01/2025 (e)                    2,065         2,155
                                                                      ----------
                                                                          3,242
Government National Mortgage Association 8.4%
    6.000% due 07/22/2029                                   1,000           935
    6.500% due 01/15/2024-07/21/2028 (e)                    3,216         3,096
    6.620% due 08/20/2024 (d)                                 468           472
    6.875% due 04/20/2023 (d)                                 922           941
    7.500% due 05/15/2017                                       6             6
    8.000% due 09/15/2006-11/15/2026 (e)                      283           291
    9.500% due 09/15/2009-10/15/2009 (e)                       98           105
   10.750% due 09/15/2000-10/15/2000 (e)                       38            40
   16.000% due 10/15/2011-04/15/2012 (e)                      170           204
                                                                      ----------
                                                                          6,090
Other Mortgage-Backed Securities 0.8%
Home Savings of America
    5.530% due 05/25/2027 (d)                                 630           619
                                                                      ----------

Total Mortgage-Backed Securities                                         17,611
(Cost $17,798)                                                        ==========

--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 1.4%
--------------------------------------------------------------------------------

MBNA Master Credit Card Trust
    5.121% due 01/15/2002                                   1,000         1,001
                                                                      ----------
Total Asset-Backed Securities                                             1,001
(Cost $998)                                                           ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 18.2%
--------------------------------------------------------------------------------

Commercial Paper 15.1%
BellSouth Telecommunications, Inc.
    5.230% due 07/07/1999                                   1,000           999
Coca-Cola Co.
    4.760% due 07/30/1999                                     100           100
Emerson Electric Co.
    5.000% due 07/09/1999                                     500           498
Federal Home Loan Mortgage Corp.
    5.020% due 07/16/1999                                   5,000         4,990
    4.910% due 07/22/1999                                     100           100
Ford Motor Credit Co.
    4.780% due 07/26/1999                                     100           100
Kellogg Co.
    4.950% due 07/16/1999                                   1,000           998
Motorola, Inc.
    5.080% due 08/03/1999                                     900           896
National Rural Utilities Cooperative
    4.780% due 07/23/1999                                     600           598
Procter & Gamble Co.
    4.830% due 07/06/1999                                     400           400
Shell Oil Co.
    5.190% due 07/09/1999                                     300           300
U.S. West Communications
    5.960% due 03/24/2000                                   1,000           958
                                                                      ----------
                                                                         10,937
                                                                      ==========
Repurchase Agreement 2.9%
State Street Bank
    3.500% due 07/01/1999                                   2,144         2,144
    (Dated 06/30/1999. Collateralized by U.S.                         ----------
    Treasury Note 6.875% 05/15/2006 valued at
    $415,984, U.S. Treasury Note 6.875% 05/15/2006
    valued at $321,203 and U.S. Treasury Note 8.500%
    11/15/2000 valued at $1,462,352. Repurchase
    proceeds are $2,144,208.)

U.S. Treasury Bills (c) 0.2%
   4.543% due 09/16/1999                                      165           164

Total Short-Term Instruments
(Cost $13,242)                                                           13,245
                                                                      ==========

Total Investments (a) 110.8%                                          $  80,463
(Cost $74,786)

Written Options (f) (0.0%)                                                   (7)
(Premiums $9)

Other Assets and Liabilities (Net) (10.8%)                               (7,814)
                                                                      ----------

Net Assets 100.0%                                                     $  72,642
                                                                      ==========

30 See accompanying notes

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $74,867 was as follows:

Aggregate gross unrealized appreciation for all
tax cost.                                                             $   6,618

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (1,022)
                                                                      ----------

Unrealized appreciation-net                                           $   5,596
                                                                      ==========

(b) Non-income producing security

(c) Securities with an aggregate market value of $2,143 have been segregated with the custodian to cover margin requirements for the following open futures contracts at June 30, 1999:

                                                                     Unrealized
                                                    # of         Appreciation /
Type                                           Contracts          (Depreciation)
--------------------------------------------------------------------------------
Eurodollar March Futures (03/2000)                     6              $     (14)
Eurodollar March Futures (03/2001)                     1                     (1)
Eurodollar June Futures (06/2001)                      1                     (1)
Eurodollar September Futures (09/2001)                 3                     (5)
Eurodollar December Futures (12/1999)                  6                    (12)
U.S. Treasury 5 Year Note (09/1999)                    3                      3
U.S. Treasury 10 Year Note (09/1999)                  16                     12
U.S. Treasury 30 Year Bond (09/1999)                  35                     26
                                                                      ----------
                                                                      $       8
                                                                      ==========

(d) Variable rate security. The rate listed is as of June 30, 1999.

(e) Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f) Premiums received on written options:

                                                        # of
Type                                               Contracts   Premium  Value
--------------------------------------------------------------------------------
Call - CBOT U.S. Treasury Bond September Futures
   Strike @ 124.00 Exp. 08/21/1999                         1       $ 0    $ 0
Put - CBOT U.S. Treasury Bond September Futures
   Strike @ 112.00 Exp. 08/21/1999                         1         1      0
Call - CBOT U.S. Treasury Bond September Futures
   Strike @ 126.00 Exp. 08/21/1999                         8         1      0
Put - CBOT U.S. Treasury Bond September Futures
   Strike @ 114.00 Exp. 08/21/1999                         9         7      7
                                                     ---------------------------
                                                                   $ 9    $ 7
                                                     ===========================

                                                       See accompanying notes 31

Schedule of Investments
Capital Appreciation Fund
June 30, 1999


                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 101.0%
--------------------------------------------------------------------------------

Building 2.0%
Centex Corp.                                               305,800   $   11,487
Lafarge Corp.                                              289,450       10,257
                                                                     -----------
                                                                         21,744
Capital Goods 10.4%
Tyco International Limited                                 224,800       21,300
Johnson Controls, Inc.                                     256,000       17,744
Honeywell, Inc.                                            147,700       17,115
AlliedSignal, Inc.                                         268,600       16,922
United Technologies Corp.                                  210,600       15,097
Textron, Inc.                                              170,900       14,067
General Electric Co.                                       113,000       12,769
General Dynamics Corp.                                       4,000          274
                                                                     -----------
                                                                        115,288
Communications 4.5%
GTE Corp.                                                  204,000       15,453
SBC Communications, Inc.                                   227,600       13,201
ALLTEL Corp.                                               182,400       13,042
Qualcomm, Inc. (b)                                          53,300        7,649
                                                                     -----------
                                                                         49,345
Consumer Discretionary 16.6%
Wal-Mart Stores, Inc.                                      383,700       18,514
TJX Cos., Inc.                                             487,600       16,243
Home Depot, Inc.                                           233,900       15,072
Lowe's Cos., Inc.                                          256,600       14,546
Gap, Inc.                                                  270,300       13,616
Harley-Davidson, Inc.                                      245,900       13,371
Tandy Corp.                                                269,900       13,191
CVS Corp.                                                  251,500       12,764
Cintas Corp.                                               184,000       12,362
Circuit City Stores                                        132,500       12,322
Dayton Hudson Corp.                                        174,900       11,368
Ford Motor Co.                                             190,400       10,746
Mohawk Industries, Inc. (b)                                335,800       10,200
General Motors Corp.                                       135,800        8,963
B.J.'s Wholesale Club, Inc. (b)                             10,000          301
Delphi Automotive Systems (b)                                    1            0
Mattel, Inc.                                                     1            0
                                                                     -----------
                                                                        183,579

Consumer Services 6.0%
Gannett, Inc.                                              200,000       14,275
New York Times Co.                                         385,800       14,202
McGraw-Hill Companies, Inc.                                248,500       13,403
Waste Management, Inc.                                     241,900       13,002
CBS Corp.                                                  256,500       11,142
                                                                     -----------
                                                                         66,024
Consumer Staples 3.5%
Anheuser Busch Cos., Inc.                                  188,200       13,350
Kroger Co. (b)                                             475,600       13,287
Safeway, Inc. (b)                                          234,500       11,608
                                                                     -----------
                                                                         38,245
Energy 5.6%
Royal Dutch Petroleum Co.                                  224,800       13,544
Atlantic Richfield Co.                                     161,100       13,462
Unicom Corp.                                               311,600       12,016
Peco Energy Co.                                            285,700       11,964
Energy East Corp.                                          411,400       10,696
                                                                     -----------
                                                                         61,682
Financial & Business Services 22.2%
Omnicom Group                                              198,000       15,840
Chase Manhattan Corp.                                      160,500       13,903
Bank of New York                                           370,800       13,604
Hartford Financial Services Group, Inc.                    213,000       12,421
Fleet Financial Group, Inc.                                273,100       12,119
Citigroup, Inc.                                            252,250       11,982
Bank of America Corp.                                      162,915       11,944
Associates First Capital Corp. 'A'                         267,374       11,848
American Express Co.                                        88,900       11,568
Wells Fargo & Co.                                          270,100       11,547
Bank One Corp.                                             193,100       11,501
Capital One Financial Corp.                                205,400       11,438
Alliance Capital Management LP                             344,400       11,128
Marsh & Mclennan Cos                                       147,300       11,121
Federal National Mortgage Association                      157,800       10,790
Equity Residential Properties Trust                        239,400       10,788
Southtrust Corp.                                           280,650       10,770
Federal Home Loan Mortgage Corp.                           183,200       10,626
Comerica, Inc.                                             176,400       10,485
Countrywide Credit Industries, Inc.                        230,000        9,832
Morgan Stanley, Dean Witter, Discover and Co.               58,300        5,976
Lehman Brothers Holdings, Inc.                              60,100        3,741
                                                                     -----------
                                                                        244,972
Health Care 7.7%
Boston Scientific Corp. (b)                                313,200       13,761
Bristol-Myers Squibb Co.                                   178,000       12,538
CIGNA Corp.                                                136,700       12,166
Warner-Lambert Co.                                         171,500       11,898
United Healthcare Corp.                                    177,000       11,085
Wellpoint Health Networks, Inc. (b)                        125,500       10,652
Biogen, Inc. (b)                                           107,000        6,881
Schering-Plough Corp.                                      122,600        6,498
                                                                     -----------
                                                                         85,479

Materials & Processing 2.4%
Weyerhaeuser Co.                                           197,700       13,592
Georgia-Pacific Corp.                                      270,600       12,820
                                                                     -----------
                                                                         26,412
Technology 16.9%
Lucent Technologies, Inc.                                  333,910       22,518
Microsoft Corp. (b)                                        238,600       21,519
Tellabs, Inc. (b)                                          310,000       20,944
Texas Instruments, Inc.                                    118,100       17,125
International Business Machines Corp.                      131,000       16,932
Cisco Systems, Inc. (b)                                    230,200       14,848
BMC Software, Inc. (b)                                     258,500       13,959
Motorola, Inc.                                             142,800       13,530
Uniphase Corp. (b)                                          81,000       13,446
Altera Corp. (b)                                           308,700       11,364
Compuware Corp. (b)                                        341,200       10,854
Computer Associates International, Inc.                    177,100        9,740
                                                                     -----------
                                                                        186,779
Transportation 1.0%
Southwest Airlines Co.                                     338,000       10,520

Utilities 2.2%
Ameritech Corp.                                            181,400       13,333
Consolidated Edison, Inc.                                  237,700       10,756
                                                                     -----------
                                                                         24,089
                                                                     -----------
Total Common Stocks                                                   1,114,158
(Cost $891,804)                                                      ===========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 3.9%
--------------------------------------------------------------------------------
                                                         Principal
                                                            Amount
                                                            (000s)
Repurchase Agreement 3.9%
State Street Bank
    3.500% due 07/01/1999                               $   42,629       42,629
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Note 5.250% 05/31/2001
    valued at $43,483,170. Repurchase
    proceeds are $42,633,144.)

                                                                     -----------
Total Short-Term Instruments                                             42,629
(Cost $42,629)                                                       ===========

Total Investments (a) 104.9%                                         $1,156,787
(Cost $934,433)

Other Assets and Liabilities (Net) (4.9%)                               (53,161)
                                                                     -----------

Net Assets 100.0%                                                    $1,103,626
                                                                     ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $934,542 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $  232,473

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (10,228)
                                                                     -----------

Unrealized appreciation-net                                          $  222,245
                                                                     ===========

(b) Non-income producing security.

32 See accompanying notes

Schedule of Investments
Equity Income Fund
June 30, 1999


                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 98.7%
--------------------------------------------------------------------------------

Aerospace 2.2%
BFGoodrich Co.                                            105,000    $    4,462

Capital Goods 8.0%
Hubbell, Inc. 'B'                                          96,000         4,356
GATX Corp.                                                109,000         4,149
Deere & Co.                                               102,600         4,066
Dana Corp.                                                 79,900         3,680
                                                                     -----------
                                                                         16,251
Communications 6.3%
Bell Atlantic Corp.                                        66,932         4,376
GTE Corp.                                                  56,800         4,303
U.S. West, Inc.                                            69,000         4,054
                                                                     -----------
                                                                         12,733
Consumer Discretionary 15.5%
Whirlpool Corp.                                            59,200         4,381
Springs Industries, Inc. 'A'                               99,000         4,319
Armstrong World Industries                                 72,000         4,162
Ford Motor Co.                                             71,400         4,030
Penny J.C., Inc.                                           81,000         3,934
Eastman Kodak Co.                                          56,000         3,794
UST, Inc.                                                 129,400         3,785
American Greetings Corp. 'A'                               98,000         2,952
                                                                     -----------
                                                                         31,357
Consumer Staples 7.9%
SUPERVALU, Inc.                                           164,600         4,228
RJ Reynolds Tobacco Holdings, Inc.                        126,600         3,988
Anheuser Busch Cos., Inc.                                  56,000         3,972
Kimberly-Clark Corp.                                       65,500         3,733
                                                                     -----------
                                                                         15,921
Energy 10.1%
Repsol SA SP - ADR                                        208,500         4,235
USX Marathon Group                                        129,000         4,201
Kerr McGee Corp.                                           81,000         4,065
Mobil Corp.                                                41,000         4,059
Ultramar Diamond Shamrock Corp.                           180,500         3,937
                                                                     -----------
                                                                         20,497
Environmental Services 2.0%
Browning Ferris Industries, Inc.                           94,000         4,042

Financial & Business Services 19.6%
Union Planters Corp.                                      180,000         8,044
Edwards (A.G.), Inc.                                      128,000         4,128
Morgan, J.P. & Co., Inc.                                   29,100         4,088
Deluxe Corp.                                              105,000         4,088
KeyCorp                                                   123,000         3,951
Republic New York Corp.                                    57,900         3,948
HRPT Properties Trust                                     252,600         3,868
PNC Bank Corp.                                             65,000         3,746
Ohio Casualty Corp.                                       102,400         3,699
                                                                     -----------
                                                                         39,560
Health Care 2.0%
Mallinckrodt, Inc.                                        109,700         3,990

Materials & Processing 9.8%
USX-U.S. Steel Group, Inc.                                299,400         8,084
Georgia-Pacific Corp. (Timber Group)                      156,700         3,957
Tenneco, Inc.                                             164,000         3,916
Westvaco Corp.                                            134,000         3,886
                                                                     -----------
                                                                         19,843
Technology 3.9%
Harris Corp.                                              199,400         7,814

Utilities 11.4%
NICOR, Inc.                                               105,000         3,997
Constellation Energy Group, Inc.                          133,000         3,940
Peoples Energy Corp.                                      103,000         3,882
Public Service Enterprise Group, Inc.                      94,500         3,863
DTE Energy Co.                                             95,000         3,800
Central & South West Corp.                                148,800         3,478
                                                                     -----------
                                                                         22,960
                                                                     -----------
Total Common Stocks                                                     199,430
(Cost $180,043)                                                      ===========



                                                                          Value
                                                                         (000s)

Total Investments (a) 98.7%                                          $  199,430
(Cost $180,043)

Other Assets and Liabilities (Net) 1.3%                                   2,575
                                                                     -----------

Net Assets 100.0%                                                    $  202,005
                                                                     ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $180,175 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $   27,086

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (7,831)
                                                                     -----------

Unrealized appreciation-net                                          $   19,255
                                                                     ===========

                                                       See accompanying notes 33

Schedule of Investments
Growth Fund
June 30, 1999


                                                                          Value
                                                            Shares       (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 96.6%
--------------------------------------------------------------------------------
Capital Goods 14.2%
Tyco International Limited                                 900,000   $   85,275
General Electric Co.                                       650,000       73,450
Illinois Tool Works, Inc.                                  800,000       65,600
AlliedSignal, Inc.                                       1,000,000       63,000
United Technologies Corp.                                  800,000       57,350
                                                                     -----------
                                                                        344,675
Communications 8.1%
Nokia Corp. SP- ADR                                        850,000       77,828
MCI WorldCom, Inc. (b)                                     900,000       77,624
AT&T Corp.                                                 500,000       27,906
AT&T Corp. - Liberty Media Group 'A' (b)                   350,000       12,862
                                                                     -----------
                                                                        196,220
Consumer Discretionary 14.1%
Wal-Mart Stores, Inc.                                    1,700,000       82,025
Home Depot, Inc.                                         1,200,000       77,324
Kohls Corp. (b)                                            800,000       61,750
Staples, Inc. (b)                                        1,500,000       46,406
Costco Cos., Inc. (b)                                      400,000       32,024
Clear Channel Communications (b)                           350,000       24,128
Time Warner, Inc.                                          250,000       18,375
                                                                     -----------
                                                                        342,032
Energy 1.3%
Enron Corp.                                                400,000       32,700

Financial & Business Services 22.9%
Citigroup, Inc.                                          1,800,000       85,500
Morgan Stanley, Dean Witter, Discover and Co.              800,000       82,000
Omnicom Group                                            1,000,000       80,000
Capital One Financial Corp.                              1,200,000       66,824
American Express Co.                                       500,000       65,062
American International Group, Inc.                         550,000       64,383
Federal National Mortgage Association                      750,000       51,281
Paychex, Inc.                                            1,200,000       38,250
Charles Schwab Corp.                                       225,000       24,722
                                                                     -----------
                                                                        558,022
Health Care 6.6%
United Healthcare Corp.                                    750,000       46,969
Guidant Corp.                                              800,000       41,150
Schering-Plough Corp.                                      725,000       38,424
Bristol-Myers Squibb Co.                                   500,000       35,219
                                                                     -----------
                                                                        161,762
Technology 29.4%
Cisco Systems, Inc. (b)                                  1,650,000      106,424
Microsoft Corp. (b)                                      1,000,000       90,187
Lucent Technologies, Inc.                                1,237,500       83,454
EMC Corp. (b)                                            1,500,000       82,500
Motorola, Inc.                                             800,000       75,800
Tellabs, Inc. (b)                                        1,000,000       67,562
America Online, Inc. (b)                                   600,000       66,300
International Business Machines Corp.                      500,000       64,641
Solectron Corp. (b)                                        800,000       53,350
Thermo Electron Corp. (b)                                1,200,000       24,074
                                                                     -----------
                                                                        714,292
                                                                     -----------
Total Common Stocks                                                   2,349,703
(Cost $1,776,172)                                                    ===========

--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 0.0%
--------------------------------------------------------------------------------

                                                         Principal
                                                            Amount
                                                            (000s)
Banking & Finance 0.0%
Cabbell Financial Grantor Trust
    7.188% due 12/31/2002                               $      535          455
                                                                     -----------
Total Corporate Bonds & Notes                                               455
(Cost $531)                                                          ===========

                                                         Principal
                                                            Amount        Value
                                                            (000s)       (000s)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 3.4%
--------------------------------------------------------------------------------

Repurchase Agreement 3.4%
State Street Bank
    3.500% due 07/01/1999                               $   81,983   $   81,983
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Note 4.875% 03/31/2001
    valued at $51,000,770 and U.S. Treasury
    Note 6.500% 05/31/2001 valued
    at $32,625,577. Repurchase proceeds
    are $81,990,970.)

                                                                     -----------
Total Short-Term Instruments                                             81,983
(Cost $81,983)                                                       ===========

Total Investments (a) 100.0%                                         $2,432,141
(Cost $1,858,686)

Other Assets and Liabilities (Net) 0.0%                                     909
                                                                     -----------

Net Assets 100.0%                                                    $2,433,050
                                                                     -----------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $1,859,678 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $  585,598

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (13,135)
                                                                     -----------
Unrealized appreciation-net                                          $  572,463
                                                                     ===========

(b) Non-income producing security.


34 See accompanying notes

Schedule of Investments
Innovation Fund
June 30, 1999


                                                                          Value
                                                            Shares       (000s)

--------------------------------------------------------------------------------
COMMON STOCKS 95.0%
--------------------------------------------------------------------------------

Communications 10.5%
Nokia Corp. SP- ADR                                        480,000   $   43,950
MCI WorldCom, Inc. (b)                                     470,000       40,537
General Instrument Corp. (b)                               880,000       37,400
Qwest Communications International, Inc. (b)               310,000       10,249
                                                                     -----------
                                                                        132,136
Consumer Discretionary 6.4%
Corning, Inc.                                              480,000       33,660
Gemstar International Group Limited (b)                    428,000       27,927
Time Warner, Inc.                                          270,000       19,845
                                                                     -----------
                                                                         81,432
Health Care 6.1%
United Healthcare Corp.                                    305,000       19,101
IDEC Pharmaceuticals Corp. (b)                             247,500       19,073
Medtronic, Inc.                                            203,190       15,823
Minimed, Inc. (b)                                          155,000       11,925
Bausch & Lomb, Inc.                                        140,000       10,710
                                                                     -----------
                                                                         76,632
Technology 72.0%
Cisco Systems, Inc. (b)                                  1,030,000       66,435
Lucent Technologies, Inc.                                  895,000       60,357
Microsoft Corp. (b)                                        590,000       53,211
America Online, Inc. (b)                                   479,600       52,996
Motorola, Inc.                                             514,900       48,787
Siebel Systems, Inc. (b)                                   670,000       44,471
Tellabs, Inc. (b)                                          645,000       43,578
Sun Microsystems, Inc. (b)                                 630,000       43,391
Xilinx, Inc. (b)                                           715,000       40,934
Yahoo, Inc. (b)                                            219,500       37,809
Broadcom Corp. (b)                                         260,000       37,586
Dell Computer Corp. (b)                                  1,005,000       37,185
Oracle Corp. (b)                                           810,000       30,071
Maxim Integrated Products, Inc. (b)                        430,000       28,595
Jabil Circuit, Inc. (b)                                    590,000       26,624
Inktomi Corp. (b)                                          193,000       25,199
International Business Machines Corp.                      190,000       24,558
Uniphase Corp. (b)                                         140,000       23,240
Covad Communications Group, Inc. (b)                       395,000       21,058
Texas Instruments, Inc.                                    120,000       17,400
Teradyne, Inc. (b)                                         260,000       18,655
Veritas Software Corp. (b)                                 185,000       17,563
Vitesse Semiconductor Co. (b)                              250,000       16,859
Altera Corp. (b)                                           440,000       16,198
Electronics for Imaging, Inc. (b)                          270,000       13,871
LSI Logic Corp. (b)                                        291,500       13,445
EMC Corp. (b)                                              220,000       12,100
I2 Technologies, Inc. (b)                                  270,000       11,610
Adaptec, Inc. (b)                                          300,000       10,594
Atmel Corp. (b)                                            350,000        9,166
ASM Lithography Holding NV (b)                             129,000        7,659
                                                                     -----------
                                                                        911,205
                                                                     -----------
Total Common Stocks                                                   1,201,405
(Cost $794,237)                                                      ===========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.4%
--------------------------------------------------------------------------------
                                                         Principal
                                                            Amount
                                                            (000s)
Repurchase Agreement 7.4%
State Street Bank
    3.500% due 07/01/1999                              $    93,312       93,312
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Note 6.625% 06/30/2001
    valued at $44,181,524 and U.S. Treasury
    Note 7.875% 08/15/2001 valued at
    $51,001,879. Repurchase proceeds
    are $93,321,072.)

                                                                     -----------
Total Short-Term Instruments                                             93,312
(Cost $93,312)                                                       ===========


                                                                          Value
                                                                         (000s)

Total Investments (a) 102.4%                                         $1,294,717
(Cost $887,549)

Other Assets and Liabilities (Net) (2.4%)                               (29,814)
                                                                     -----------

Net Assets 100.0%                                                    $1,264,903
                                                                     ===========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $898,378 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $  405,714

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (9,375)
                                                                     -----------

Unrealized appreciation-net                                          $  396,339
                                                                     ===========

(b) Non-income producing security.

                                                      See accompanying notes  35

Schedule of Investments
International Fund
June 30, 1999

                                                                          Value
                                                           Shares        (000s)
COMMON STOCKS 87.7%
Brazil 0.0%
Companhia Vale do Rio Doce - Bonus Shares                  27,368    $        0

Chile 2.7%
Compania de Telecomunicaciones
    de Chile SA SP - ADR                                   36,955           915
Banco Santander Chile SP - ADR                             41,850           649
Enersis SA SP - ADR                                        24,122           552
Empresa Nacional de Electricidad SA SP - ADR               39,367           477
Gener SA SP - ADR                                          20,933           372
Compania Cervecerias Unidas SA SP - ADR                    11,400           326
Sociedad Quimica y Minera de Chile SA SP - ADR              9,200           325
Masisa SA SP - ADR                                         21,000           221
Madeco SA SP - ADR                                         20,742           210
Quimica Y Minera de Chile                                     531            19
                                                                     -----------
                                                                          4,066
Finland 4.4%
Nokia OYJ                                                  49,012         4,296
Sonera Group OYJ (b)                                       16,500           361
Sanoma-WSOY OYJ 'B' (b)                                     6,120           351
UPM-Kymmene Corp.                                          12,026           345
Hartwall OY AB                                             16,200           240
Viking Line AB                                              5,750           229
Kemira OYJ                                                 33,100           200
Rautaruukki OY                                             25,525           154
Okobank                                                    14,164           124
Yit-Yhtyma OY                                              13,344           124
Metsa Serla 'B'                                            13,570           115
Fortum Corp.                                               15,500            75
Rauma Group OY                                                630             7
                                                                     -----------
                                                                          6,621
France 14.2%
France Telecom SA                                          30,871         2,331
Total SA                                                   13,030         1,680
Banque National de Paris                                   19,880         1,656
Elf Aquitaine SA                                            9,812         1,439
AXA-UAP                                                    11,300         1,378
L'OREAL                                                     2,030         1,372
Carrefour Supermarche                                       9,130         1,341
Alcatel Alsthom                                             9,130         1,285
Vivendi (Ex-Generale Des Eaux)                             14,858         1,204
Hermes International                                        8,545           854
Lafarge SA                                                  8,901           846
Groupe GTM                                                  7,600           815
Castorama Dubois                                            3,200           759
Pinault-Printemps Redout                                    4,350           746
Renault SA                                                 14,900           648
Groupe Danone                                               2,360           608
Compagnie de Saint Gobain                                   3,750           597
Cie Generale D'Optique Essilor International SA             1,850           578
Sodexho Alliance SA                                         3,050           525
Societe BIC SA                                              9,440           498
VIVENDI Warrants (b)                                        2,750             7
Schneider SA                                                    1             0
                                                                     -----------
                                                                         21,167
Germany 6.4%
DaimlerChrysler AG                                         13,999         1,222
Deutsche Telekom AG                                        24,000         1,008
Mannesmann AG                                               6,100           912
Bayer AG                                                   18,400           765
Allianz AG                                                  2,517           703
Siemens AG                                                  8,243           636
VEBA AG                                                     7,810           461
BASF AG                                                     9,900           435
Deutsche Bank                                               7,122           434
Volkswagen AG                                               6,590           425
Dresdner Bank AG                                            9,820           382
Bayerische Vereinsbank AG                                   6,000           382
SAP AG-Vorzug                                                 870           346
Muenchener Rueckversicherungs-Gesellschaft AG               1,590           299
Muenchener Rueckversicher (b)                               1,590           297
Viag AG                                                       620           288
RWE AG                                                      5,960           276
Metro AG                                                    3,900           248
Deutsche Telekom AG - Rights (b)                           11,000             0
                                                                     -----------
                                                                          9,519
Hungary 1.6%
Magyar Tavkozlesi Rt.                                     215,400         1,164
MOL Magyar Olaj-es Gazipari Rt.                            25,000           602
OTP Bank Rt.                                                8,010           334
Gedeon Richter Rt.                                          4,745           206
Danubius Hotel and Spa Rt.                                  2,890            52
Pick Szeged Rt.                                             1,090            31
                                                                     -----------
                                                                          2,389
Indonesia 1.4%
PT Telekomunikasi Indonesia                             1,361,880           787
PT Indah Kiat Pulp & Paper Corp.                          795,000           367
PT Indofood Sukses Makmur                                 239,000           324
PT Gudang Garam                                            95,000           257
PT Semen Gresik                                            85,000           185
PT Astra International, Inc.                              298,000           136
PT Tambang Timah                                           74,000            64
                                                                     -----------
                                                                          2,120
Ireland 1.9%
Allied Irish Banks PLC                                     80,200         1,055
CRH PLC                                                    35,600           631
Kerry Group PLC                                            33,800           401
Irish Life & Permanent PLC                                 34,441           364
Jefferson Smurfit Group PLC                               101,200           237
Bank of Ireland                                             9,400           158
                                                                     -----------
                                                                          2,846
Israel 1.4%
ECI Telecommunications Limited                             10,100           335
Teva Pharmaceutical Industries Limited                      6,520           310
Bank Hapoalim Limited                                     118,000           303
Koor Industries Limited                                     2,040           235
Bezek Israeli Telecommunication Corp. Limited              45,500           183
Blue Square Chain Investments and Properties
    Limited (b)                                            10,800           177
Makhteshim-Agan Industries Limited (b)                     66,400           149
Israel Chemicals Limited                                   98,200           120
Formula Systems Limited (b)                                 3,600           109
Bank Leumi Le-Israel                                       56,500           107
Elite Industries Limited                                    2,260           106
                                                                     -----------
                                                                          2,134
Italy 3.2%
ENI SpA                                                   144,600           863
Telecom Italia Mobile SpA                                  90,600           541
Banca Commerciale Italiana                                 67,000           489
Telecom Italia SpA                                         45,565           473
Assicuazioni Generali                                      12,280           425
Fiat SpA                                                  114,300           362
Istituto Bancario San Paolo di Torino                      20,757           282
Banca Popolare di Milano                                   34,700           268
Italcementi SpA                                            53,000           266
Cartiere Burgo SpA                                         33,200           213
Benetton Group SpA                                        107,900           212
Montedison SpA                                            121,844           141
Istituto Nazionale delle Assicurazioni                     56,500           131
Italgas                                                    22,200            93
                                                                     -----------
                                                                          4,759
Japan 13.8%
Nippon Telegraph & Telephone                                  144         1,678
Toyota Motor Corp.                                         41,000         1,298
Fanuc                                                      22,200         1,193
Bank of Tokyo-Mitsubishi Limited                           83,000         1,182
Kirin Brewery Co. Limited                                  96,000         1,151
Hitachi Limited                                           115,000         1,079
Sumitomo Electric Industries                               84,000           955
Fujisawa Pharmaceutical                                    58,000           945
Sharp Corp.                                                67,000           792
Murata Manufacturing Co.                                   12,000           790
Tokio Marine & Fire Insurance Co.                          71,000           772
Sekisui Chemical Co. Limited                              125,000           725
Fuji Photo Film                                            19,000           719
Mitsubishi Heavy Industries Limited                       174,000           706
Matsushita Electric Industrial Co. Limited                 36,000           699

36 See accompanying notes

                                                                         Value
                                                         Shares         (000s)
--------------------------------------------------------------------------------
Bridgestone Corp.                                        21,000      $     635
NEC Corp.                                                51,000            634
Sankyo Co. Limited                                       24,000            605
Tokyo Electric Power                                     28,300            598
Asahi Chemical Industry Co. Limited                     101,000            560
Shiseido Co. Limited                                     35,000            525
Canon, Inc.                                              18,000            518
Aoyama Trading Co. Limited                               15,500            489
Nippon Light Metal Co.                                  312,000            467
Mitsui O.S.K. Lines Limited                             185,000            398
Sega Enterprises                                         30,000            397
                                                                     ----------
                                                                        20,510
Mexico 2.6%
Telefonos de Mexico SP - ADR                             12,070            975
Grupo Modelo SA de CV 'C'                               137,600            392
Cifra SA de CV 'V'                                      180,593            347
Grupo Mexico SA 'B'                                      64,800            276
Grupo Televisa SA SP - GDR (b)                            5,900            264
Cemex SA de CV 'CPO'                                     52,839            260
Grupo Financiero Banamex Accival 'L' (b)                105,181            254
Grupo Carso SA de CV 'A1' (b)                            40,350            187
Formento Economico Mexicano SP - ADR                      4,440            177
Kimberly-Clark de Mexico SA de CV 'A'                    39,350            161
Grupo Industrial Bimbo SA de CV 'A'                      71,836            160
Alfa SA de CV 'A'                                        30,150            125
Empresas La Moderna SA de CV (b)                         15,400             87
Desc SA de CV 'B'                                        37,600             41
Industrias Penoles SA 'CP' (b)                           12,100             35
Controladora Comercial Mexicana SA de CV                 27,000             28
TV Azteca SA de CV SP - ADR                               4,100             21
Desc SA de CV 'C'                                         7,835              9
Transport Maritima SP - ADR                                 750              4
Grupo Industrial Bimbo Rights (b)                         1,704              0
                                                                     ----------
                                                                         3,803
Netherlands 4.1%
Royal Dutch Petroleum Co.                                29,670          1,737
ING Groep NV                                             14,585            789
Unilever NV                                              10,554            711
Fortis NL                                                15,660            483
Koninklijke Philips Electronics NV                        3,901            385
ABN-AMRO Holdings                                        16,700            362
Koninklijke KPN NV                                        7,290            342
Verernigde Nederlandse Uitgeversbedrijven
    verenigd Bezit                                        7,880            315
Elsevier NV                                              17,630            204
TNT Post Groep NV (b)                                     7,290            174
Akzo Noble NV                                             3,980            167
Koninklijke Ahold NV                                      4,700            162
Heineken NV                                               3,100            159
Aegon NV                                                  2,100            152
                                                                     ----------
                                                                         6,142
Norway 1.7%
Norsk Hydro ASA                                          19,070            719
Orkla ASA 'B'                                            20,800            282
Storebrand ASA                                           37,700            254
Christiania Bank Og Kreditkasse                          66,100            237
Petroleum Geo-Services (b)                               14,500            218
Den Norske Bank ASA                                      61,060            201
Merkantildata ASA                                        17,900            173
Norske Skogindustrier ASA                                 5,600            169
Tomra Systems ASA                                         3,200            120
Tandberg Television ASA (b)                               8,500             87
Hafslund ASA 'B'                                         20,200             84
Unitor ASA                                                4,000             35
                                                                     ----------
                                                                         2,579
Peru 1.4%
Telefonica del Peru SA 'B'                              776,500          1,167
Credicorp Limited                                        30,600            337
Cerveceria Backus & Johnston SA 'T'                     530,552            186
Compania de Minas Buenaventura SA 'A'                    22,480            171
Cementos Lima SA                                         52,121             64
Luz del Sur Servicios SA 'B'                             83,400             54
Compania de Minas Buenaventura SA 'B'                     4,700             36
Banco Wiese SP - ADR                                     18,700             22
                                                                     ----------
                                                                         2,037
Poland 1.8%
Telekomunikacja Polska                                  125,500            895
Elektrim Spolka Akcyjna SA                               23,380            330
Bank Handlowy W. Warszawie                               23,070            320
Bank Rozwoju Eksportu SA                                  7,480            235
Wielkopolski Bank Kredytowy SA                           30,790            180
Bank Slaski SA W Katowicach                               3,620            177
Big Bank Gdanski SA                                      76,100            169
Softbank SA                                               3,260            113
Stomil Olsztyn SA                                        14,500             81
Debica SA                                                 4,930             60
Bank Przemyslowo-Handlow SA                               1,150             59
                                                                     ----------
                                                                         2,619
Portugal 3.7%
EDP-Electricidade de Portugal SA                         88,600          1,595
Portugal Telecom SA                                      30,690          1,248
Banco Comercial Portugues SA 'R'                         23,818            617
Jeronimo Martins - SGPS SA                               14,500            479
BPI-SGPS SA                                              18,400            386
Sonae Investimentos-Sociedade Gestora de
    Participacoes Sociais SA                             10,280            349
Banco Espirito Santo e Comercial de Lisboa SA            14,245            331
Cimpor-Cimentos de Portugal SGPS SA                      10,495            270
Brisa-Auto Estradas de Portugal SA                        5,340            220
Portugal Telecom SA Rights (b)                           38,190              0
                                                                     ----------
                                                                         5,495
Singapore 1.1%
Singapore Press Holdings                                 15,400            262
Development Bank of Singapore Limited                    21,000            257
Overseas Chinese Banking                                 30,000            250
Singapore Airlines Limited                               18,000            171
City Developments Limited                                24,000            154
Singapore Telecommunications                             84,000            144
United Overseas Bank Limited                             18,900            132
Singapore Tech Engineering Limited                       84,000             95
Overseas Union Bank                                      17,270             83
Keppel Corp. Limited                                     22,000             75
                                                                     ----------
                                                                         1,623
South Korea 0.5%
Samsung Electronics                                       2,100            230
Samsung Electro-Mechanics                                 5,200            180
Samsung Heavy Industries                                 22,000            120
Korea Telecom                                             1,510            100
SK Corp. Rights (b)                                       2,074             27
Samsung Electronics Rights (b)                              456             22
Samsung Electro-Mechanics Rights (b)                      1,031             17
Samsung Heavy Industries Rights (b)                       7,290              8
                                                                     ----------
                                                                           704
Sweden 2.9%
MSCI Sweden Opal Series B (b)                            18,000          4,328

Switzerland 6.9%
Roche Holding AG                                            226          2,322
Novartis AG                                               1,564          2,283
UBS AG (b)                                                4,570          1,364
Nestle SA                                                   670          1,207
Credit Suisse Group                                       6,585          1,140
New ABB Limited (b)                                       6,225            586
Swisscom AG                                               1,520            572
Zurich Allied AG                                            545            310
Schindler Holding AG                                        164            253
Holderbank Financiere Glarus AG                             194            229
Clariant AG (b)                                             153             63
Holderbank Financiere Glarus AG (b)                         194              3
Ciba Specialty Chemicals AG                                   4              0
                                                                     ----------
                                                                        10,332
Taiwan 3.1%
Taiwan Fund, Inc.                                        56,300          1,168
Asustek Computer, Inc. (b)                               42,000            605
Evergreen Marine Corp.                                   29,000            537
Winbond Electronics Corp. (b)                            41,420            462
China Steel Corp. SP - GDR                               29,900            457
Asia Cement  Corp. SP - GDR                              34,000            337
Advanced Semiconductor Engineering SP - GDR (b)          13,000            286
Standards Foods Taiwan Limited (b)                       32,000            250

                                                       See accompanying notes 37

International Fund
June 30, 1999


--------------------------------------------------------------------------------
Nan Ya Plastics Corp.                                   161,000      $     193
Formosa Chem & Fibre Corp. (b)                          144,000            167
Far Eastern Department Stores                           100,000             91
                                                                     ----------
                                                                         4,553
Turkey 2.9%
Turkiye Is Bankasi 'C'                               60,625,400          1,077
Migros Turk TAS                                         409,400            509
Turkiye Garanti Bankasi AS                           64,732,200            483
Yapi ve Kredi Bankasi AS                             32,671,060            472
Eregli Demir Ve Celik Fabrikalari TAS                20,991,000            293
Arcelik AS                                            6,292,500            224
Yapi ve Kredi Bankasi AS Rights (b)                  25,131,590            182
Aygaz AS                                              1,888,000            168
Haci Omer Sabanci Holding AS                          7,242,000            161
Ege Biracilik ve Malt Sanayii AS                      2,020,000            151
Vestel Elektronik Sanayi                              1,291,000            141
Adana Cimento Sanayii 'A'                             8,110,570            129
Brisa Bridgestone Sabanci Lastik San. ve Tic AS       4,265,000             98
Netas Northern Electric Telekomunikasyon AS           4,227,600             89
Cukurova Elektrik AS                                    134,000             86
Akbank TAS                                            4,187,330             62
Akbank TAS (b)                                        2,093,660             31
Akbank TAS Rights (b)                                 4,187,330             26
Adana Cimento Sanayii Turk Anonim Sirketi (b)           901,010             12
                                                                     ----------
                                                                         4,394
United Kingdom 4.0%
WEBS Index Fund                                         280,000          6,020

                                                                     ----------
Total Common Stocks                                                    130,760
(Cost $115,756)                                                      ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 7.2%
--------------------------------------------------------------------------------
                                                      Principal
                                                         Amount
                                                         (000s)

Time Deposits 7.2%
State Street Bank
    4.500% due 07/01/1999                           $    10,750         10,750

                                                                     ----------
Total Short-Term Instruments                                            10,750
(Cost $10,750)                                                       ==========

Total Investments (a) 94.9%                                          $ 141,510
(Cost $126,506)

Other Assets and Liabilities (Net) 5.1%                                  7,577
                                                                     ----------

Net Assets 100.0%                                                    $ 149,087
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $126,619 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $  21,688

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (6,797)
                                                                     ----------

Unrealized appreciation-net                                          $  14,891
                                                                     ==========

(b) Non-income producing security.

(c) Foreign forward currency contracts outstanding at June 30, 1999.

                           Principal
                              Amount
                          Covered by          Expiration            Unrealized
Type                        Contract               Month          Appreciation
--------------------------------------------------------------------------------
Buy          EC                   88             07/1999             $       0
Buy          JY              247,269             07/1999                     0
                                                                     ----------
                                                                     $       0
                                                                     ==========
(d) Principal amount denoted in indicated currency:

       EC - European Currency Unit
       JY - Japanese Yen

(e) Assets with an aggregate market value of $228,556 have been segregat ed with the custodian to cover margin requirements for the following open futures contracts at June 30, 1999:

                                                    # of            Unrealized
Type                                           Contracts        (Depreciation)
--------------------------------------------------------------------------------
FTSE 100 Index Futures (09/1999)                      48             $    (87)


38 See accompanying notes

Schedule of Investments
Mid-Cap Growth Fund
June 30, 1999

                                                                         Value
                                                         Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 97.8%
--------------------------------------------------------------------------------
Aerospace 0.0%
Howmet International, Inc. (b)                           25,000      $     430


Building 2.0%
Lennar Corp.                                            443,300         10,639
Pulte Corp.                                             410,400          9,465
                                                                     ----------
                                                                        20,104
Capital Goods 7.3%
Waters Corp. (b)                                        276,800         14,705
General Dynamics Corp.                                  204,900         14,035
Lear Corp. (b)                                          265,100         13,189
Tower Automotive, Inc. (b)                              427,700         10,880
Rockwell International Corp.                            176,200         10,704
Federal-Mogul Corp.                                     188,900          9,823
                                                                     ----------
                                                                        73,336
Communications 1.5%
CenturyTel, Inc.                                        280,350         11,144
Superior Telecom, Inc.                                  154,678          3,867
                                                                     ----------
                                                                        15,011
Consumer Discretionary 22.3%
Best Buy Co., Inc. (b)                                  219,400         14,810
Premark International, Inc.                             375,300         14,074
Hertz Corp. 'A' (b)                                     226,600         14,049
Bed, Bath & Beyond, Inc. (b)                            358,200         13,791
Abercrombie & Fitch Co. 'A' (b)                         273,600         13,133
Intimate Brands, Inc.                                   261,240         12,376
Family Dollar Stores, Inc.                              513,400         12,322
Dial Corp.                                              306,800         11,409
Galileo International, Inc. (b)                         212,900         11,377
Outback Steakhouse, Inc. (b)                            286,000         11,243
Snyder Communications, Inc.                             327,900         10,739
B.J.'s Wholesale Club, Inc. (b)                         345,300         10,381
Dollar Tree Stores, Inc.                                226,000          9,944
Hasbro, Inc.                                            346,950          9,693
Shaw Industries, Inc.                                   578,200          9,540
Tommy Hilfiger Corp. (b)                                128,800          9,467
Maytag Corp.                                            132,500          9,233
Mandalay Resort Group (b)                               434,700          9,183
Westpoint Stevens, Inc. (b)                             297,200          8,860
Furniture Brands International, Inc. (b)                306,100          8,533
Mattel, Inc.                                                  1              0
                                                                     ----------
                                                                       224,157
Consumer Services 3.2%
ACNielsen Corp. (b)                                     374,200         11,319
Reader's Digest Assn., Inc. 'A'                         278,200         11,058
Darden Restaurants, Inc.                                454,700          9,918
                                                                     ----------
                                                                        32,295
Consumer Staples 5.4%
Food Lion, Inc. 'A'                                   1,169,700         13,890
SUPERVALU, Inc.                                         450,700         11,577
Kroger Co. (b)                                          391,400         10,935
Flowers Industries, Inc.                                439,450          9,531
McCormick & Co.                                         276,100          8,714
                                                                     ----------
                                                                        54,647
Energy 0.9%
Kerr McGee Corp.                                         95,800          4,808
Occidental Petroleum Corp.                              169,400          3,578
Dynegy, Inc.                                             29,400            599
                                                                     ----------
                                                                         8,985
Financial & Business Services 21.2%
Liberty Property Trust                                  507,200         12,617
Duke Realty Investments                                 531,400         11,990
Protective Life Corp.                                   331,200         10,930
Allmerica Financial Corp.                               171,300         10,417
Deluxe Corp.                                            265,500         10,338
Apartment Investment & Management Co. 'A' (b)           235,800         10,080
Zions Bancorporation                                    157,400          9,995
Bank United Corp. 'A'                                   245,300          9,858
Travelers Property Casualty 'A'                         249,600          9,766
Huntington Bancshares                                   278,100          9,734
Valassis Communications, Inc. (b)                       261,450          9,576
Dime Bancorp, Inc.                                      474,000          9,539
Ambac Financial Group, Inc.                             164,400          9,391
First Tennessee National Corp.                          240,900          9,229
Mutual Risk Management Limited                          274,962          9,177
BB&T Corp.                                              248,400          9,113
Finova Group, Inc.                                      170,100          8,952
CCB Financial Corp.                                     167,400          8,851
Providian Financial Corp.                                94,350          8,822
Equity Residential Properties Trust                     193,100          8,701
Meristar Hospitality Corp.                              363,500          8,156
Peoples Heritage Financial Group                        307,600          5,787
Bear Stearns Co., Inc.                                   53,800          2,515
                                                                     ----------
                                                                       213,534
Health Care 6.4%
Medimmune, Inc.                                         187,300         12,690
Allergan, Inc.                                          109,100         12,110
Trigon Healthcare, Inc. (b)                             315,100         11,462
C.R. Bard, Inc.                                         198,200          9,476
VISX, Inc. (b)                                           99,400          7,871
Bausch & Lomb, Inc.                                     100,100          7,658
Pacificare Health Systems 'B' (b)                        53,300          3,834
                                                                     ----------
                                                                        65,101
Materials & Processing 4.7%
Southdown, Inc.                                         210,300         13,512
Boise Cascade Corp.                                     241,800         10,367
Temple-Inland, Inc.                                     143,500          9,794
Willamette Industries                                   205,100          9,447
Martin Marietta Materials, Inc.                          73,800          4,354
                                                                     ----------
                                                                        47,474
Technology 17.4%
Veritas Software Corp. (b)                              147,800         14,032
Citrix Systems, Inc. (b)                                246,800         13,944
Vitesse Semiconductor Co. (b)                           195,800         13,204
Comverse Technology, Inc. (b)                           172,950         13,058
Lexmark International Group, Inc. 'A' (b)               197,200         13,028
Unisys Corp. (b)                                        321,300         12,511
Symbol Technologies, Inc.                               333,300         12,290
NCR Corp. (b)                                           242,600         11,842
Legato Systems, Inc. (b)                                200,800         11,596
PMC - Sierra, Inc. (b)                                  192,600         11,351
Adobe Systems, Inc.                                     137,100         11,264
The Reynolds & Reynolds Co.                             475,000         11,073
Xilinx, Inc. (b)                                        186,600         10,683
CSG Systems International, Inc.                         384,600         10,072
Adaptec, Inc. (b)                                       143,700          5,074
                                                                     ----------
                                                                       175,022
Utilities 5.5%
Florida Progress Corp.                                  263,900         10,902
DQE, Inc.                                               232,200          9,317
BEC Energy                                              223,900          9,236
NiSource, Inc.                                          353,700          9,130
Minnesota Power, Inc.                                   447,700          8,898
IPALCO Enterprises, Inc.                                388,300          8,227
                                                                     ----------
                                                                        55,710
                                                                     ----------
Total Common Stocks                                                    985,806
(Cost $839,053)                                                      ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 3.6%
--------------------------------------------------------------------------------
                                                      Principal
                                                         Amount
                                                         (000s)
Repurchase Agreement 3.6%
State Street Bank
    3.500% due 07/01/1999                           $    36,648          36,648
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Note 5.250% 05/31/2001
    valued at $37,381,579. Repurchase
    proceeds are $36,651,563.)
                                                                     -----------
Total Short-Term Instruments                                             36,648
(Cost $36,648)                                                       ===========

Total Investments (a) 101.4%                                         $1,022,454
(Cost $875,701)

Other Assets and Liabilities (Net) (1.4%)                               (14,329)
                                                                     -----------

Net Assets 100.0%                                                    $1,008,125
                                                                     ===========
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $875,778 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $  166,941

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (20,265)
                                                                     -----------
Unrealized appreciation-net                                          $  146,676
                                                                     ===========
(b) Non-income producing security.

                                                       See accompanying notes 39

Schedule of Investments
Opportunity Fund
June 30, 1999

                                                                         Value
                                                         Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 94.9%
--------------------------------------------------------------------------------
Capital Goods 1.8%
Tower Automotive, Inc. (b)                              203,500      $   5,177
SLI, Inc. (b)                                            91,300          2,465
                                                                     ----------
                                                                         7,642
Communications 11.0%
WinStar Communications, Inc. (b)                        219,900         10,720
True North Communications                               215,000          6,450
Pinnacle Holdings, Inc. (b)                             246,000          6,027
ICG Communications, Inc. (b)                            246,500          5,269
Orckit Communications Limited (b)                       169,400          4,193
Young Broadcasting Corp. (b)                             97,250          4,139
Millicom International Cellular SA (b)                  130,100          4,098
Citadel Communications Corp. (b)                        106,600          3,858
Powertel, Inc. (b)                                       95,500          2,853
                                                                     ----------
                                                                        47,607
Consumer Discretionary 15.1%
Premier Parks, Inc.                                     222,100          8,162
B.J.'s Wholesale Club, Inc. (b)                         225,000          6,764
Furniture Brands International, Inc. (b)                214,300          5,974
Zale Corp. (b)                                          130,500          5,220
Bally Total Fitness Holdings (b)                        180,000          5,108
Williams-Sonoma, Inc. (b)                               142,600          4,964
The Men's Wearhouse, Inc. (b)                           184,250          4,698
K-Swiss, Inc. 'A'                                        93,000          4,325
Cinar Corp. 'B' (b)                                     176,500          4,324
Pacific Sunwear of California (b)                       172,650          4,208
Station Casinos, Inc. (b)                               202,400          4,124
School Specialty, Inc. (b)                              208,300          3,346
Saucony, Inc. 'B' (b)                                   103,200          2,335
Hanover Direct, Inc. (b)                                726,500          2,043
                                                                     ----------
                                                                        65,595
Consumer Services 8.6%
SFX Entertainment, Inc. 'A' (b)                         135,700          8,685
Sotheby's Holdings 'A'                                  166,300          6,340
Iron Mountain, Inc. (b)                                 140,300          4,016
United Rental, Inc. (b)                                 135,000          3,983
Avis Rent A Car, Inc. (b)                               132,375          3,855
The Cheesecake Factory (b)                              106,900          3,260
Anesta Corp. (b)                                        137,600          2,812
Sylvan Learning Systems, Inc. (b)                       100,000          2,719
Parexel International Corp. (b)                          71,800            956
Cornell Corrections, Inc. (b)                            44,500            731
                                                                     ----------
                                                                        37,357
Consumer Staples 3.2%
Jones Pharma, Inc.                                      130,000          5,119
Wild Oats Markets, Inc. (b)                             144,000          4,370
Performance Food Group Co. (b)                          156,100          4,244
                                                                     ----------
                                                                        13,733
Energy 5.7%
Newfield Exploration Co. (b)                            159,200          4,527
Ocean Energy, Inc. (b)                                  436,000          4,197
Global Industries Limited (b)                           311,800          3,995
Rowan Cos., Inc. (b)                                    205,200          3,783
Basin Exploration, Inc. (b)                             169,250          3,396
Key Energy Group, Inc. (b)                              710,200          2,530
Superior Energy Services (b)                            462,700          2,357
                                                                     ----------
                                                                        24,785
Environmental Services 1.0%
IT Group, Inc. (b)                                      275,300          4,422

Financial & Business Services 5.0%
Meristar Hospitality Corp.                              248,300          5,571
Hambrecht & Quist, Inc. (b)                             129,200          4,797
Allied Capital Corp. Funds                              170,300          4,087
Annuity and Life Re                                     156,800          3,518
Healthcare Financial Partners (b)                        56,100          1,921
E-Loan, Inc. (b)                                         42,100          1,623
Internet Capital Group, Inc. Rights (b)                   5,730              0
                                                                     ----------
                                                                        21,517

Health Care 10.1%
MID Atlantic Medical Services (b)                       522,400          5,159
TLC The Laser Center (b)                                 96,700          4,642
ResCare, Inc. (b)                                       202,000          4,595
Renal Care Group, Inc. (b)                              165,800          4,290
Medicis Pharmaceutical 'A' (b)                          150,900          3,829
Magellan Health Services (b)                            349,200          3,492
Minimed, Inc. (b)                                        42,300          3,254
Beverly Enterprises, Inc. (b)                           379,200          3,057
Hanger Orthopedic Group, Inc. (b)                       210,300          2,984
Enzon, Inc. (b)                                         138,350          2,862
Matria Healthcare, Inc. (b)                             336,400          2,439
LifePoint Hospitals, Inc. (b)                           138,800          1,865
Province Healthcare Co. (b)                              65,000          1,267
                                                                     ----------
                                                                        43,735
Materials & Processing 2.3%
Gaylord Container Corp. 'A' (b)                         470,200          3,732
Boise Cascade Corp.                                      80,100          3,434
Bethlehem Steel Corp. (b)                               350,200          2,692
                                                                     ----------
                                                                         9,858
Technology 30.3%
Advanced Energy Industries (b)                          150,000          6,084
Visual Networks, Inc. (b)                               181,300          5,802
Apex PC Solutions,  Inc. (b)                            275,000          5,638
Infocure Corp. (b)                                      101,800          5,389
Peregrine Systems, Inc. (b)                             209,200          5,374
IMRglobal Corp. (b)                                     269,400          5,186
Aeroflex, Inc. (b)                                      262,550          5,185
Sykes Enterprises, Inc. (b)                             154,300          5,150
About.com, Inc. (b)                                      95,000          4,928
TranSwitch Corp. (b)                                     99,500          4,714
Sterling Software, Inc. (b)                             171,700          4,582
Verio, Inc. (b)                                          65,400          4,545
Concentric Network Corp. (b)                            112,500          4,472
L-3 Communications Holdings, Inc. (b)                    91,100          4,401
Global Imaging Systems, Inc. (b)                        230,000          4,198
GST Telecommunications, Inc. (b)                        317,400          4,186
CBT Group PLC SP - ADR (b)                              241,000          3,977
International Network Services (b)                       98,150          3,963
MMC Networks, Inc. (b)                                   88,000          3,938
Flextronics International Limited (b)                    69,800          3,874
Safeguard Scientifics, Inc. (b)                          57,300          3,553
Complete Business Solutions (b)                         191,350          3,432
Beyond.com Corp. (b)                                    117,900          3,382
New Era of Networks, Inc. (b)                            76,000          3,339
International Telecommunication Data Systems, Inc. (b)  187,600          3,002
Dendrite International, Inc. (b)                         82,900          2,995
Concur Technologies, Inc. (b)                           100,800          2,835
Micromuse, Inc. (b)                                      55,400          2,763
nFront, Inc. (b)                                        181,550          2,757
Multex.com, Inc. (b)                                    104,700          2,735
Software.Com, Inc. (b)                                   90,200          2,092
Mediconsult.com, Inc. (b)                               157,700          1,646
BindView Development Corp. (b)                           39,950            949
Ask Jeeves, Inc. (b)                                      2,150             30
Interactive Rights                                        2,865              0
                                                                     ----------
                                                                       131,096
Transportation 0.8%
Atlantic Coast Airlines Holdings (b)                    177,200          3,367

                                                                     ----------
Total Common Stocks                                                    410,714
(Cost $354,021)                                                      ==========


40 See accompanying notes

                                                                          Value
                                                         Shares          (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 4.5%
--------------------------------------------------------------------------------
                                                      Principal
                                                         Amount
                                                         (000s)

Repurchase Agreement 4.5%
State Street Bank
    3.500% due 07/01/1999                           $    19,428     $    19,428
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Note 6.500% 08/31/2001
    valued at $19,816,616. Repurchase
    proceeds are $19,429,889.)

                                                                    ------------
Total Short-Term Instruments                                             19,428
(Cost $19,428)                                                      ============

Total Investments (a) 99.4%                                         $   430,142
(Cost $373,449)

Other Assets and Liabilities (Net) 0.6%                                   2,920
                                                                    ------------

Net Assets 100.0%                                                   $   433,062
                                                                    ============

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $374,671 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                           $    66,453

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (10,982)
                                                                    ------------

Unrealized appreciation-net                                         $    55,471
                                                                    ============

(b) Non-income producing security.

                                                       See accompanying notes 41

Schedule of Investments
Precious Metals Fund
June 30, 1999

                                                                         Value
                                                         Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 62.4%
--------------------------------------------------------------------------------
Australia 6.3%
Delta Gold NL                                           170,000      $     242
Sons of Gwalia Limited 'A'                               90,000            237
Acacia Resources Limited (b)                            200,000            231
Normandy Mining Limited                                 300,000            200
Newcrest Mining Limited                                  84,000            188
Ranger Minerals NL (b)                                  104,000            162
Lihir Gold Limited (b)                                  200,000            151
Emperor Mines Limited (b)                               190,000             48
                                                                     ----------
                                                                         1,459
Canada 20.4%
Meridian Gold, Inc. (b)                                 175,000            814
Barrick Gold Corp.                                       40,000            774
Placer Dome, Inc.                                        65,000            768
Agnico-Eagle Mines Limited                               85,000            526
Euro-Nevada Mining Corp.                                 35,000            418
Franco-Nevada Mining Corp. Limited                       23,000            358
Namibian Minerals Corp. (b)                              80,000            277
IAMGOLD (b)                                              93,000            189
Richmont Mines, Inc. (b)                                 95,000            184
Goldcorp, Inc. 'A'                                       30,000            148
Battle Mountain Canada Limited                           50,000            119
Moydow Mines International, Inc. (b)                     85,000             81
Cambior, Inc.                                            25,000             81
                                                                     ----------
                                                                         4,737
Ghana 0.6%
Ashanti Goldfields Co. Limited SP - GDR                  20,000            139

South Africa 22.2%
Anglo American PLC (b)                                   15,000            701
Anglo American Gold Investment Co. Limited               15,708            677
Harmony Gold Mining Co. Limited (b)                     120,000            565
ASA Limited                                              30,000            499
Driefontein Consolidated Limited                        128,263            440
Western Areas Gold Mining Co. Limited                   120,000            378
Randfontein Estates Gold Mining Co.
    Witwatersrand Limited                               200,000            345
Gold Fields Limited SP - ADR                            101,494            344
St. Helens Gold Mine SP - ADR                            75,000            197
Durban Roodeport Deep Limited (b)                        90,039            158
Consolidated African Mines Limited                    1,000,000            157
Anglo American Gold Investment Co. Limited
    SP - ADR                                              7,000            149
Avgold Limited (b)                                      250,000            136
Randgold & Exploration Co. Limited (b)                  110,000            131
West Rand Consolidated Mines Limited (b)                 50,000             81
Northam Platinum                                        100,000             80
Durban Roodepoort Deep Limited SP - ADR (b)              41,961             72
Kalahari Goldridge Mining Co. Limited (b)                64,500             22
Durban Roodepoort Deep Options                           83,922             19
Durban Roodepoort Deep Options 'B' (b)                   20,980              8
Randfontein Estates Gold Options (b)                      7,800              3
                                                                     ----------
                                                                         5,162
United Kingdom 1.3%
Rangold Resources Limited (b)                            78,900            315

United States 11.6%
Newmont Mining Corp.                                     38,000            754
Homestake Mining Co.                                     90,000            737
Goldcorp, Inc. 'A'                                       95,000            475
Stillwater Mining Co. (b)                                10,000            327
Royal Gold, Inc. (b)                                     46,000            210
Battle Mountain Gold Co.                                 50,000            122
Glamis Gold Limited                                      35,000             63
                                                                     ----------
                                                                         2,688
                                                                     ----------
Total Common Stocks                                                     14,500
(Cost $18,282)                                                       ==========

                                                      Principal
                                                         Amount          Value
                                                         (000s)         (000s)
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 15.1%
--------------------------------------------------------------------------------

Commercial Paper 7.8%
American Express
    5.500% due 07/01/1999                             $     900      $     900
General Electric Co.
    5.000% due 07/01/1999                                   900            900
                                                                     ----------
                                                                         1,800
Repurchase Agreements 7.3%
State Street Bank
    3.500% due 07/01/1999                                 1,701          1,701
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Note 5.250% 01/31/2001
    valued at $1,737,047. Repurchase
    proceeds are $1,701,165.)

                                                                     ----------
Total Short-Term Instruments                                             3,501
(Cost $3,501)                                                        ==========

Total Investments (a) 77.5%                                          $  18,001
(Cost $21,783)

Other Assets and Liabilities (Net) 22.5%                                 5,237
                                                                     ----------

Net Assets 100.0%                                                    $  23,238
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $23,017 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $     828

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (5,844)
                                                                     ----------

Unrealized depreciation-net                                          $  (5,016)
                                                                     ==========

(b) Non-income producing security.


42 See accompanying notes

Schedule of Investments
Renaissance Fund
June 30, 1999

                                                                         Value
                                                         Shares         (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 95.8%
--------------------------------------------------------------------------------
Aerospace 1.3%
Lockheed Martin Corp.                                   235,000      $   8,754

Capital Goods 2.3%
New Holland NV                                          508,000          8,700
Valmet Corp. OYJ                                        484,000          5,488
Harnischfeger Industries, Inc.                          373,300            747
                                                                     ----------
                                                                        14,935
Communications 4.6%
MediaOne Group, Inc. (b)                                204,000         15,173
ICO Global Communications (b)                         1,268,178          7,649
Comsat Corp.                                            233,900          7,602
                                                                     ----------
                                                                        30,424
Consumer Discretionary 7.0%
Hitachi Limited                                       1,417,000         13,295
Ikon Office Solutions, Inc.                             600,000          9,000
K Mart Corp. (b)                                        450,000          7,397
International Game Technology                           300,000          5,550
Rite Aid Corp.                                          225,000          5,541
Exide Corp.                                             213,000          3,142
Ford Motor Co.                                           27,600          1,558
Mirage Resorts, Inc. (b)                                 40,200            673
                                                                     ----------
                                                                        46,156

Consumer Staples 4.2%
Tate & Lyle PLC                                       1,338,000          8,404
Dole Food Co.                                           211,000          6,198
Philip Morris Cos., Inc.                                145,000          5,827
Corn Products International, Inc.                       180,000          5,479
Suiza Foods Corp. (b)                                    50,000          2,094
                                                                     ----------
                                                                        28,002
Energy 14.5%
Valero Energy Corp.                                     850,900         18,241
Nabors Industries, Inc. (b)                             666,600         16,290
Union Pacific Resources Group                           778,400         12,698
Atlantic Richfield Co.                                  129,500         10,821
Rowan Cos., Inc. (b)                                    475,000          8,758
Kerr McGee Corp.                                        148,000          7,428
Tosco Corp.                                             257,500          6,679
R&B Falcon Corp. (b)                                    648,000          6,075
Gulf Canada Resources Limited                         1,116,600          4,676
Ocean Energy, Inc. (b)                                  400,000          3,850
                                                                     ----------
                                                                        95,516
Environmental Services 0.5%
Browning Ferris Industries, Inc.                         77,700          3,341

Financial & Business Services 17.6%
Aetna, Inc.                                             332,600         29,747
Conseco, Inc.                                           645,000         19,632
Fleet Financial Group, Inc.                             354,400         15,726
Chase Manhattan Corp.                                   128,200         11,105
Fremont General Corp.                                   567,000         10,702
Everest Reinsurance Holdings, Inc.                      208,200          6,793
Pacific Century Financial Corp.                         303,500          6,543
Cdn Hotel Income Trust (b)                              981,500          6,332
Federal National Mortgage Association                    50,500          3,453
Loews Corp.                                              40,000          3,165
Catellus Development Corp. (b)                          171,700          2,661
                                                                     ----------
                                                                       115,859
Health Care 10.2%
Foundation Health Systems, Inc. 'A' (b)               1,007,000         15,105
CIGNA Corp.                                             150,600         13,403
Tenet Healthcare Corp. (b)                              701,500         13,022
Beverly Enterprises, Inc. (b)                         1,166,900          9,408
Pacificare Health Systems 'B' (b)                        90,000          6,474
ICN Pharmaceuticals, Inc.                               141,400          4,551
Oxford Health Plans, Inc. (b)                           213,400          3,321
Omnicare, Inc.                                          100,000          1,262
Pacificare Health Systems, Inc. 'B'                      10,000            719
                                                                     ----------
                                                                        67,265
Materials & Processing 14.4%
Asia Pulp & Paper Co. Limited SP-ADR                  1,965,800         18,921
Smurfit-Stone Container Corp. (b)                       832,000         17,108
Ucar International, Inc. (b)                            526,000         13,282
Gaylord Container Corp. 'A' (b)                       1,128,000          8,954
Hercules, Inc.                                          199,000          7,823
Rayonier, Inc.                                          142,400          7,093
Cabot Corp.                                             220,000          5,321
Norsk Hydro AS SP - ADR                                 122,800          4,697
Arch Chemicals, Inc.                                    166,600          4,050
Mercer International, Inc.                              557,500          3,345
LTV Corp.                                               273,000          1,826
Reynolds Metals Co.                                      20,000          1,180
Longview Fibre Co.                                       68,000          1,063
                                                                     ----------
                                                                        94,663
Technology 16.0%
Micron Technology, Inc. (b)                             569,000         22,938
Arrow Electronics, Inc.                                 996,000         18,924
Teradyne, Inc. (b)                                      169,200         12,140
NEC Corp.                                               902,000         11,222
Vishay Intertechnology, Inc. (b)                        418,125          8,781
Seagate Technology, Inc. (b)                            322,200          8,256
Koninklijke Philips Electronics NV SP - ADR              65,688          6,625
Kulicke & Soffa Industries (b)                          191,100          5,124
Thermo Electron Corp. (b)                               202,000          4,053
Hutchinson Technology (b)                                90,000          2,498
Motorola, Inc.                                           22,100          2,094
Xerox Corp.                                              27,100          1,601
Amkor Technology, Inc. (b)                              127,000          1,302
                                                                     ----------
                                                                       105,558
Transportation 0.2%
Burlington Northern Santa Fe Corp.                       50,000          1,550

Utilities 3.0%
Midamerican Energy Holdings Co.                         209,000          7,237
Niagara Mohawk Holdings, Inc.                           317,800          5,105
Citizens Utilities Co. 'B'                              416,100          4,629
Western Resources, Inc.                                 100,000          2,662
                                                                     ----------
                                                                        19,633
                                                                     ----------
Total Common Stocks                                                    631,656
(Cost $608,643)                                                      ==========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.9%
--------------------------------------------------------------------------------
                                                      Principal
                                                         Amount
                                                         (000s)
Repurchase Agreement 2.9%
State Street Bank
    3.500% due 07/01/1999                             $  19,345         19,345
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Note 5.250% 05/31/2001
    valued at $19,734,286. Repurchase
    proceeds are $19,346,881.)
                                                                     ----------
Total Short-Term Instruments                                            19,345
(Cost $19,345)                                                       ==========

Total Investments (a) 98.7%                                          $ 651,001
(Cost $627,988)

Other Assets and Liabilities (Net) 1.3%                                  8,824
                                                                     ----------

Net Assets 100.0%                                                    $ 659,825
                                                                     ==========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $628,733 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $  48,351

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                            (26,083)
                                                                     ----------

Unrealized appreciation-net                                          $  22,268
                                                                     ==========

(b) Non-income producing security.

                                                       See accompanying notes 43

Schedule of Investments
Small-Cap Value Fund
June 30, 1999


                                                                        Value
                                                         Shares        (000s)
------------------------------------------------------------------------------
COMMON STOCKS 94.2%
------------------------------------------------------------------------------
Aerospace 2.7%
Kaman Corp.                                             259,000      $   4,063
Newport News Shipbuilding, Inc.                         127,000          3,747
Cordant Technologies, Inc.                               70,000          3,163
                                                                     ---------
                                                                        10,973
Building 6.7%
MDC Holdings, Inc.                                      202,900          4,362
Hughes Supply, Inc.                                     129,000          3,830
Lennar Corp.                                            159,000          3,816
Lone Star Industries, Inc.                              100,000          3,756
Hussmann International, Inc.                            224,000          3,710
Fleetwood Enterprises, Inc.                             140,000          3,701
Butler Manufacturing Co.                                118,000          3,297
                                                                     ---------
                                                                        26,472
Capital Goods 11.3%
GenCorp, Inc.                                           178,000          4,495
Westinghouse Air Brake Co.                              173,000          4,487
C&D Technologies, Inc.                                  138,000          4,226
Precision Castparts Corp.                                93,000          3,953
Intermet Corp.                                          259,000          3,917
Meritor Automotive, Inc.                                144,000          3,672
Standard Products                                       143,000          3,664
Barnes Group, Inc.                                      163,000          3,545
Gleason Corp.                                           198,000          3,329
Borg-Warner Automotive, Inc.                             60,000          3,300
Tecumseh Products Co. 'A'                                53,000          3,210
MTS Systems Corp.                                       261,700          3,189
                                                                     ---------
                                                                        44,987
Consumer Discretionary 12.3%
Burlington Coat Factory Warehouse Corp.                 259,000          5,002
Enesco Group, Inc.                                      183,000          4,232
Harman International Industries, Inc.                    88,000          3,872
Brown Shoe Co., Inc.                                    177,000          3,850
Lancaster Colony Corp.                                  111,500          3,847
Haverty Furniture Cos., Inc.                            109,000          3,842
Russ Berrie & Co., Inc.                                 153,000          3,787
Kimball International 'B'                               210,000          3,544
Banta Corp.                                             166,000          3,486
Jostens, Inc.                                           165,000          3,475
Guilford Mills, Inc.                                    315,000          3,268
Sturm Ruger & Co., Inc.                                 305,000          3,260
Ennis Business Forms                                    380,000          3,254
                                                                     ---------
                                                                        48,719
Consumer Services 3.5%
Norrell Corp.                                           190,000          3,574
Chemed Corp.                                            107,000          3,558
Lubys Cafeterias, Inc.                                  226,000          3,390
Sbarro, Inc.                                            125,000          3,383
                                                                     ---------
                                                                        13,905
Consumer Staples 5.8%
Pilgrim's Pride Corp.                                   189,300          5,678
Michael Foods, Inc.                                     168,000          3,948
Universal Corp.                                         137,000          3,896
Chiquita Brands International                           395,000          3,555
Universal Foods                                         155,000          3,274
Nash Finch Co.                                          278,000          2,806
                                                                     ---------
                                                                        23,157
Energy 3.0%
World Fuel Services Corp.                               288,000          4,248
Mitchell Energy & Development Corp. 'B'                 219,000          4,024
Santa Fe Snyder Corp. (b)                               477,650          3,642
                                                                     ---------
                                                                        11,914
Financial & Business Services 25.9%
Orion Capital Corp.                                     110,000          3,947
Kelly Services, Inc. 'A'                                127,000          4,080
PXRE Corp.                                              214,000          3,879
Raymond James Financial, Inc.                           161,000          3,854
Dain Rauscher Corp.                                      71,000          3,843
TriNet Corp. Realty Trust, Inc.                         138,000          3,821
AmerUs Life Holdings, Inc. 'A'                          139,000          3,753
UST Corp.                                               123,000          3,721
Glimcher Realty Trust                                   228,000          3,705
American Health Properties, Inc.                        184,000          3,703
United Dominion Realty Trust                            315,000          3,701
Shurgard Storage Centers, Inc.                          134,000          3,635
McGrath Rentcorp                                        179,200          3,584
National Golf Properties, Inc.                          146,300          3,557
Flagstar Bancorp, Inc.                                  140,000          3,535
Merrill Corp.                                           242,000          3,509
Washington Federal, Inc.                                155,100          3,480
Franchise Finance Corp. of America                      158,000          3,476
Arthur J. Gallagher & Co.                                70,000          3,465
Presidential Life Corp.                                 176,000          3,454
Rollins Truck Leasing Co.                               308,500          3,432
Selective Insurance Group                               177,000          3,374
Hudson United Bancorp                                   109,000          3,338
Esg Re Limited                                          221,800          3,327
Commercial Federal Corp.                                143,000          3,316
Innkeepers USA Trust                                    328,000          3,280
BankAtlantic Bancorp, Inc. 'A'                          450,000          3,262
New Plan Excel Realty Trust                             174,000          3,132
Cabot Industrial Trust                                  133,200          2,830
                                                                     ---------
                                                                       102,993
Health Care 2.8%
Arrow International, Inc.                               157,000          4,062
Owens & Minor, Inc.                                     333,000          3,663
Invacare Corp.                                          129,000          3,249
                                                                     ---------
                                                                        10,974
Materials & Processing 6.5%
Wausau-Mosinee Paper Corp.                              224,000          4,032
Caraustar Industries, Inc.                              159,000          3,925
Ethyl Corp.                                             653,000          3,918
Universal Forest Products, Inc.                         180,000          3,870
Commercial Metals Co.                                   135,000          3,848
Lincoln Electric Holdings, Inc.                         160,400          3,288
Cleveland-Cliffs, Inc.                                   95,000          3,076
                                                                     ---------
                                                                        25,957
Technology 1.9%
Dallas Semiconductor Corp.                               78,000          3,939
Autodesk, Inc.                                          125,000          3,695
                                                                     ---------
                                                                         7,634
Transportation 2.7%
USFreightways Corp.                                      84,000          3,890
Airborne Freight Corp.                                  132,000          3,655
Sea Containers Limited 'A'                               98,000          3,289
                                                                     ---------

                                                                        10,834
Utilities 9.1%
Eastern Enterprises                                     100,000          3,975
Washington Gas Light Co.                                149,000          3,874
Public Service Co. of New Mexico                        190,000          3,776
CMP Group, Inc.                                         142,000          3,719
United Illuminating Co.                                  86,200          3,658
National Fuel Gas Co.                                    74,000          3,589
Commonwealth Energy System                               83,000          3,486
Avista Corp.                                            206,800          3,360
Energen Corp.                                           180,000          3,353
Rochester Gas & Electric Corp.                          124,000          3,294
                                                                     ---------
                                                                        36,084
                                                                     ---------
Total Common Stocks                                                    374,603
(Cost $382,918)                                                      =========


------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 5.6%
------------------------------------------------------------------------------
                                                      Principal
                                                        Amount
                                                        (000s)
Repurchase Agreement 5.6%
State Street Bank
    3.500% due 07/01/1999                             $  22,119         22,119
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Note 5.250% 05/31/2001
    valued at $22,563,432. Repurchase
    proceeds are $22,121,150.)

                                                                     ---------
Total Short-Term Instruments                                            22,119
(Cost $22,119)                                                       =========

Total Investments (a) 99.8%                                          $ 396,722
(Cost $405,037)

Other Assets and Liabilities (Net) 0.2%                                    921
                                                                     ---------

Net Assets 100.0%                                                    $ 397,643
                                                                     =========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $405,824 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                          $    26,505

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                            (35,607)
                                                                   -----------

Unrealized depreciation-net                                        $    (9,102)
                                                                   ===========

(b) Non-income producing security.

44 See accompanying notes

Schedule of Investments
Target Fund
June 30, 1999

                                                                        Value
                                                         Shares         (000s)
------------------------------------------------------------------------------
COMMON STOCKS 93.3%
------------------------------------------------------------------------------
Capital Goods 2.0%
Weatherford International, Inc. (b)                     350,000      $  12,819
Molex, Inc.                                             300,000         11,100
                                                                     ---------
                                                                        23,919
Communications 7.8%
WinStar Communications, Inc. (b)                        475,000         23,156
General Instrument Corp. (b)                            400,000         17,000
Echostar Communications Corp. (b)                       100,000         15,344
At Home Corp. (b)                                       250,000         13,484
Nextlink Communications 'A'                             150,000         11,156
Adelphia Communications (b)                             175,000         11,134
                                                                     ---------
                                                                        91,274
Consumer Discretionary 22.5%
Abercrombie & Fitch Co. 'A' (b)                         600,000         28,800
Gemstar International Group Limited (b)                 425,000         27,731
Tiffany & Co.                                           275,000         26,538
Lowe's Cos., Inc.                                       450,000         25,509
Bed, Bath & Beyond, Inc. (b)                            650,000         25,025
Clear Channel Communications (b)                        350,000         24,128
Best Buy Co., Inc. (b)                                  350,000         23,625
Harley-Davidson, Inc.                                   400,000         21,750
Kohls Corp. (b)                                         250,000         19,297
Staples, Inc. (b)                                       600,000         18,563
Cintas Corp.                                            200,000         13,438
Dial Corp.                                              200,000          7,438
                                                                     ---------
                                                                       261,842
Consumer Services 2.6%
Royal Caribbean Cruises Limited                         400,000         17,500
SFX Entertainment, Inc. 'A' (b)                         200,000         12,800
                                                                     ---------
                                                                        30,300
Energy 1.5%
Montana Power Co.                                       250,000         17,625

Financial & Business Services 9.2%
Young & Rubicam, Inc.                                   500,000         22,719
AFLAC, Inc.                                             350,000         16,756
Knight/Trimark Group, Inc. 'A' (b)                      250,000         15,078
Providian Financial Corp.                               150,000         14,025
Charles Schwab Corp.                                    125,000         13,734
Marshall & Ilsley Corp.                                 200,000         12,875
Paychex, Inc.                                           375,000         11,953
                                                                     ---------
                                                                       107,140
Health Care 19.0%
VISX, Inc. (b)                                          450,000         35,634
Immunex Corp. (b)                                       225,000         28,673
Allergan, Inc.                                          250,000         27,750
Biogen, Inc. (b)                                        400,000         25,725
Minimed, Inc. (b)                                       300,000         23,081
TLC The Laser Center (b)                                350,000         16,800
Biomet, Inc.                                            400,000         15,900
Medimmune, Inc.                                         200,000         13,550
QLT Phototherapeutics, Inc. (b)                         225,000         12,375
Express Scripts, Inc. 'A' (b)                           200,000         12,038
Renal Care Group, Inc. (b)                              400,000         10,350
                                                                     ---------
                                                                       221,876
Technology 26.2%
Comverse Technology, Inc. (b)                           450,000         33,976
Sanmina Corp. (b)                                       400,000         30,350
Citrix Systems, Inc. (b)                                500,000         28,250
Jabil Circuit, Inc. (b)                                 500,000         22,563
RF Micro Devices, Inc. (b)                              300,000         22,387
Linear Technology Corp.                                 300,000         20,175
Maxim Integrated Products, Inc. (b)                     300,000         19,950
Altera Corp. (b)                                        500,000         18,406
Inktomi Corp. (b)                                       125,000         16,320
Rambus, Inc.                                            175,000         16,133
Exodus Communications, Inc. (b)                         125,000         14,992
PMC - Sierra, Inc. (b)                                  240,000         14,145
Network Appliance, Inc. (b)                             250,000         13,969
Novell, Inc. (b)                                        500,000         13,250
Apple Computer, Inc.                                    250,000         11,578
Psinet, Inc. (b)                                        200,000          8,750
American Satellite Network, Inc. Warrants (b)            53,250              0
                                                                     ---------
                                                                       305,194
Transportation 2.5%
Kansas City Southern Industries, Inc.                   450,000         28,716

                                                                     ---------
Total Common Stocks                                                  1,087,886
(Cost $855,608)                                                      =========


------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 5.0%
------------------------------------------------------------------------------
                                                      Principal
                                                        Amount
                                                         (000s)
Repurchase Agreement 5.0%
State Street Bank
    3.500% due 07/01/1999                           $    58,136         58,136
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Bond 7.250% 05/15/2016
    valued at $51,004,170 and U.S. Treasury
    Note 6.875% 05/15/2006 valued
    at $8,303,891. Repurchase proceeds
    are $58,141,652.)

                                                                     ---------
Total Short-Term Instruments                                            58,136
(Cost $58,136)                                                       =========

Total Investments (a) 98.3%                                         $1,146,022
(Cost $913,744)

Other Assets and Liabilities (Net) 1.7%                                 20,219
                                                                     ---------

Net Assets 100.0%                                                   $1,166,241
                                                                     =========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $915,807 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $ 239,453

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (9,238)
                                                                     ---------
Unrealized appreciation-net                                          $ 230,215
                                                                     =========

(b) Non-income producing security.

                                                       See accompanying notes 45

Schedule of Investments
Tax-Efficient Equity Fund
June 30, 1999

                                                                        Value
                                                         Shares         (000s)
-------------------------------------------------------------------------------
COMMON STOCKS 99.6%
-------------------------------------------------------------------------------
Aerospace 0.4%
Boeing Co.                                           1,800      $       80
Raytheon Co. 'B'                                       600              42
                                                                ----------
                                                                       122
Building 0.4%
Crane Co.                                            1,700              53
Centex Corp.                                         1,100              41
Kaufman & Broad Home Corp.                             900              22
                                                                ----------
                                                                       116
Capital Goods 8.2%
General Electric Co.                                 7,400             836
AlliedSignal, Inc.                                   2,600             164
Tyco International Limited                           1,500             142
United Technologies Corp.                            1,800             129
Honeywell, Inc.                                      1,000             116
McDermott International, Inc.                        4,000             113
Dana Corp.                                           2,200             101
Ingersoll-Rand Co.                                   1,200              78
Johnson Controls, Inc.                               1,000              69
Caterpillar, Inc.                                    1,100              66
Paccar, Inc.                                         1,200              64
Avery Dennison Corp.                                 1,000              60
Navistar International Corp. (b)                     1,200              60
Textron, Inc.                                          700              58
General Dynamics Corp.                                 800              55
Briggs & Stratton Corp.                                900              52
Nacco Industries, Inc. 'A'                             600              44
PPG Industries, Inc.                                   500              30
Engelhard Corp.                                      1,300              29
Parker Hannifin Corp.                                  500              23
Minnesota Mining & Manufacturing Co.                   100               9
Dover Corp.                                            100               4
                                                                ----------
                                                                     2,302
Communications 8.3%
AT&T Corp.                                           9,150             511
MCI WorldCom, Inc. (b)                               4,900             423
SBC Communications, Inc.                             5,600             325
Bell Atlantic Corp.                                  4,300             281
Bell South Corp.                                     5,100             239
GTE Corp.                                            2,400             182
Nortel Networks Corp.                                1,100              95
U.S. West, Inc.                                      1,500              88
Vodafone Group PLC SP-ADR                              400              79
ALLTEL Corp.                                         1,000              72
CenturyTel, Inc.                                       500              20
                                                                ----------
                                                                     2,315
Consumer Discretionary 12.3%
Wal-Mart Stores, Inc.                              11,000              535
Procter & Gamble Co.                                3,200              286
Home Depot, Inc.                                    3,500              225
Gap, Inc.                                           4,275              215
Time Warner, Inc.                                   2,400              176
Ford Motor Co.                                      2,900              163
General Motors Corp.                                1,700              112
Avon Products, Inc.                                 2,000              111
TJX Cos., Inc.                                      3,000              100
Federated Department Stores, Inc. (b)               1,700               90
VF Corp.                                            2,000               86
Eastman Kodak Co.                                   1,200               81
Pitney Bowes, Inc.                                  1,200               77
Walgreen Co.                                        2,600               76
Cendant Corp. (b)                                   3,700               76
Dayton Hudson Corp.                                 1,100               72
Sears Roebuck & Co.                                 1,600               71
Alberto-Culver Co.                                  2,500               67
Brunswick Corp.                                     2,300               64
Masco Corp.                                         2,200               64
Lowe's Cos., Inc.                                   1,100               62
Liz Claiborne, Inc.                                 1,700               62
Harrah's Entertainment, Inc. (b)                    2,300               51
Emerson Electric Co.                                  800               50
Maytag Corp.                                          700               49
Costco Cos., Inc. (b)                                 600               48
UST, Inc.                                           1,600               47
American Greetings Corp. 'A'                        1,500               45
MAY Department Stores Co.                           1,100               45
Armstrong World Industries                            700               40
Corning, Inc.                                         500               35
Hasbro, Inc.                                        1,200               34
Colgate-Palmolive Co.                                 300               30
Dollar General Corp.                                  906               26
Cooper Tire & Rubber Co.                            1,000               24
Consolidated Stores Corp. (b)                         700               19
Newell Rubbermaid, Inc.                               400               19
Wm. Wrigley Jr. Co.                                   100                9
Goodyear Tire & Rubber Co.                            100                6
                                                                ----------
                                                                     3,448
Consumer Services 3.9%
McDonald's Corp.                                    3,600              149
King World Productions, Inc.                        3,600              125
Viacom, Inc. 'B' (b)                                2,800              123
Gannett, Inc.                                       1,600              114
Waste Management, Inc.                              2,100              113
Interpublic Group of Companies, Inc.                1,300              113
Carnival Corp. 'A'                                  2,200              107
Times Mirror Co. 'A'                                1,300               77
Knight-Ridder, Inc.                                 1,300               71
Tribune Co.                                           500               44
McGraw-Hill Companies, Inc.                           800               43
New York Times Co.                                    600               22
                                                                ----------
                                                                     1,101

Consumer Staples 5.9%
Coca-Cola Co.                                       6,400              400
Philip Morris  Cos., Inc.                           4,600              185
General Mills, Inc.                                 1,700              137
Anheuser Busch Cos., Inc.                           1,900              135
Kimberly-Clark Corp.                                2,000              114
SUPERVALU, Inc.                                     3,900              100
Safeway, Inc. (b)                                   1,800               89
Brown-Forman Corp.                                  1,200               78
Clorox Co.                                            700               75
H.J. Heinz Co.                                      1,300               65
Albertson's, Inc.                                   1,200               62
Bestfoods                                           1,200               59
Sysco Corp.                                         1,600               48
Sara Lee Corp.                                      1,700               39
Adolph Coors Co. 'B'                                  700               35
Pepsico, Inc.                                         300               12
Kellogg Co.                                           200                7
                                                                ----------
                                                                     1,640
Energy 5.6%
Exxon Corp.                                         6,200              478
Mobil Corp.                                         2,700              267
Chevron Corp.                                       1,900              181
Royal Dutch Petroleum Co.                           2,500              151
Rowan Cos., Inc. (b)                                4,800               89
Sunoco, Inc.                                        2,300               69
Phillips Petroleum Co.                              1,200               60
Texaco, Inc.                                          900               56
Atlantic Richfield Co.                                600               50
AES Corp. (b)                                         700               41
Ashland, Inc.                                       1,000               40
Peco Energy Co.                                       800               34
Southern Co.                                        1,000               27
Enron Corp.                                           300               25
                                                                ----------
                                                                     1,568
Financial & Business Services 16.4%
Citigroup, Inc.                                     9,200              437
American International Group, Inc.                  2,513              294
Bank of America Corp.                               3,639              267
Bank One Corp.                                      3,824              228
Chase Manhattan Corp.                               2,500              216
Morgan Stanley, Dean Witter, Discover and Co.       2,000              205
Federal National Mortgage Association               2,300              157
First Union Corp.                                   2,800              131
Charles Schwab Corp.                                1,150              126
Allstate Corp.                                      3,000              108
MBNA Corp.                                          3,500              107
Bank of New York                                    2,900              106
American Express Co.                                  800              104
Wells Fargo & Co.                                   2,400              103
Sun Trust Banks, Inc.                               1,400               97
Conseco, Inc.                                       3,100               94
MGIC Investment Corp.                               1,800               88
Mellon Bank Corp.                                   2,400               87



46 See accompanying notes

                                                                         Value
                                                         Shares          (000s)
-------------------------------------------------------------------------------
Omnicom Group                                             1,000       $     80
Automatic Data Processing, Inc.                           1,800             79
Countrywide Credit Industries, Inc.                       1,800             77
State Street Corp.                                          900             77
SLM Holding Corp.                                         1,400             64
Washington Mutual, Inc.                                   1,800             64
Lehman Brothers Holdings, Inc.                            1,000             62
Regions Financial Corp.                                   1,600             62
National City Corp.                                         900             59
Northern Trust Corp.                                        600             58
Federal Home Loan Mortgage Corp.                          1,000             58
Progressive Corp.                                           400             58
Fleet Financial Group, Inc.                               1,300             58
Lincoln National Corp.                                    1,000             52
Aon Corp.                                                 1,200             50
Bear Stearns Co., Inc.                                    1,025             48
Hartford Financial Services Group, Inc.                     800             47
Equifax, Inc.                                             1,300             46
Marsh & Mclennan Cos                                        600             45
Torchmark Corp.                                           1,300             44
Associates First Capital Corp. 'A'                        1,000             44
BankBoston Corp.                                            800             41
PNC Bank Corp.                                              700             40
Golden West Financial Corp.                                 400             39
Deluxe Corp.                                              1,000             39
MBIA, Inc.                                                  600             39
Unum Corp.                                                  700             38
Capital One Financial Corp.                                 600             33
KeyCorp                                                     900             29
Franklin Resources, Inc.                                    700             28
BB&T Corp.                                                  600             22
Provident Cos., Inc. 'B'                                    400             16
Republic New York Corp.                                     200             14
                                                                      --------
                                                                         4,565
Health Care 11.0%
Merck & Co., Inc.                                         6,000            444
Bristol-Myers Squibb Co.                                  5,600            394
Johnson & Johnson                                         3,400            333
Pfizer, Inc.                                              2,900            318
Schering-Plough Corp.                                     4,800            254
Abbott Laboratories                                       4,600            209
Amgen, Inc. (b)                                           3,000            182
Warner-Lambert Co.                                        2,400            167
American Home Products Corp.                              2,100            121
Medtronic, Inc.                                           1,400            109
Eli Lilly & Co.                                           1,500            107
HEALTHSOUTH Corp. (b)                                     5,500             82
Cardinal Health, Inc.                                       900             58
Guidant Corp.                                             1,100             57
Biomet, Inc.                                              1,300             52
Watson Pharmaceuticals, Inc. (b)                          1,100             39
United Healthcare Corp.                                     600             38
St. Jude Medical Inc.                                     1,000             36
Becton Dickinson & Co.                                    1,100             33
CIGNA Corp.                                                 300             27
                                                                      --------
                                                                         3,060
Materials & Processing 2.9%
Rohm & Haas Co.                                           4,100            176
E.I. Du Pont de Nemours, Inc.                             2,300            157
Alcoa, Inc.                                               1,400             87
Owens-Illinois, Inc. (b)                                  2,000             65
Allegheny Teledyne, Inc.                                  2,800             63
Fort James Corp.                                          1,600             61
Air Products & Chemicals                                  1,100             44
Praxair, Inc.                                               900             44
Tenneco, Inc.                                             1,500             36
Hercules, Inc.                                              700             28
FMC Corp. (b)                                               400             27
Nucor Corp.                                                 400             19
                                                                      --------
                                                                           807
Technology 20.4%
Microsoft Corp. (b)                                      14,800          1,335
Intel Corp.                                              11,000            655
International Business Machines Corp.                     4,700            607
Cisco Systems, Inc. (b)                                   8,400            542
Lucent Technologies, Inc.                                 6,800            459
Hewlett Packard Co.                                       3,300            332
Dell Computer Corp. (b)                                   6,800            251
America Online, Inc. (b)                                  2,200            243
Oracle Corp. (b)                                          6,000            223
Sun Microsystems, Inc. (b)                                2,600            179
Tellabs, Inc. (b)                                         2,400            162
EMC Corp. (b)                                             2,400            132
Compuware Corp. (b)                                       3,000             95
Applied Materials, Inc. (b)                               1,200             89
BMC Software, Inc. (b)                                    1,500             81
Gateway, Inc. (b)                                         1,100             65
Xerox Corp.                                               1,000             59
Solectron Corp. (b)                                         800             53
Computer Sciences Corp.                                     700             48
Ceridian Corp. (b)                                        1,200             39
Unisys Corp. (b)                                            700             27
EG&G, Inc.                                                  600             21
IMS Health, Inc.                                            400             13
                                                                      --------
                                                                         5,710
Transportation 1.0%
Delta Air Lines, Inc.                                     1,500             86
Burlington Northern Santa Fe Corp.                        2,400             74
Southwest Airlines Co.                                    1,800             56
AMR Corp. (b)                                               500             34
Kansas City Southern Industries, Inc.                       500             32
                                                                      --------
                                                                           282
Utilities 2.9%
Ameritech Corp.                                           3,500            257
Central & South West Corp.                                3,500             82
Columbia Gas Systems, Inc.                                1,300             81
Coastal Corp.                                             2,000             80
Duke Energy Corp.                                         1,200             65
GPU, Inc.                                                 1,200             51
DTE Energy Co.                                            1,200             48
Edison International                                      1,500             40
Consolidated Edison, Inc.                                   700             32
Public Service Enterprise Group, Inc.                       600             25
Constellation Energy Group, Inc.                            400             12
Sempra Energy                                               500             11
Peoples Energy Corp.                                        200              8
                                                                      --------
                                                                           792
                                                                      --------
Total Common Stocks                                                     27,828
(Cost $24,538)                                                        ========


-------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 1.1%
-------------------------------------------------------------------------------

                                                      Principal
                                                         Amount
                                                          (000s)
Repurchase Agreement 1.1%
State Street Bank
    3.500% due 07/01/1999                              $    318            318
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Note 6.375% 03/31/2001
    valued at $328,672. Repurchase
    proceeds are $318,031.)

                                                                      --------
Total Short-Term Instruments                                               318
(Cost $318)                                                           ========

Total Investments (a) 100.7%                                          $ 28,146
(Cost $24,856)

Other Assets and Liabilities (Net) (0.7%)                                 (195)
                                                                      --------
Net Assets 100.0%                                                     $ 27,951
                                                                      ========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $24,882 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                             $  3,640

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                               (376)
                                                                      --------
Unrealized appreciation-net                                           $  3,264
                                                                      ========

(b) Non-income producing security.


                                                       See accompanying notes 47

Schedule of Investments
Value Fund
June 30, 1999

                                                                         Value
                                                         Shares          (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 94.0%
--------------------------------------------------------------------------------
Aerospace 1.9%
Northrop Grumman Corp.                                   66,000      $   4,376

Capital Goods 3.9%
Dana Corp.                                              102,700          4,731
Deere & Co.                                             108,000          4,280
                                                                     ---------
                                                                         9,011
Communications 8.1%
Bell Atlantic Corp.                                     146,000          9,545
GTE Corp.                                               122,000          9,242
                                                                     ---------
                                                                        18,787
Consumer Discretionary 13.5%
Thomas & Betts Corp.                                    191,000          9,025
UST, Inc.                                               272,400          7,968
Whirlpool Corp.                                          64,000          4,736
Tupperware Corp.                                        183,000          4,667
American Greetings Corp. 'A'                            128,000          3,856
Brunswick Corp.                                          40,400          1,125
                                                                     ---------
                                                                        31,377
Consumer Services 3.8%
King World Productions, Inc.                            129,000          4,491
Central Newspapers, Inc. 'A'                            115,000          4,327
                                                                     ---------
                                                                         8,818
Consumer Staples 13.3%
SUPERVALU, Inc.                                         342,000          8,785
Kimberly-Clark Corp.                                    150,000          8,550
Whitman Corp.                                           261,000          4,698
IBP, Inc.                                               193,000          4,584
Anheuser Busch Cos., Inc.                                60,000          4,256
                                                                     ---------
                                                                        30,873
Energy 9.5%
Mobil Corp.                                              90,000          8,910
Kerr McGee Corp.                                         88,000          4,416
Repsol SA SP - ADR                                      216,000          4,388
Ultramar Diamond Shamrock Corp.                         194,000          4,232
                                                                     ---------
                                                                        21,946
Environmental Services 1.9%
Browning Ferris Industries, Inc.                        103,000          4,429

Financial & Business Services 7.7%
Union Planters Corp.                                    103,000          4,603
PNC Bank Corp.                                           78,000          4,495
Republic New York Corp.                                  65,000          4,432
Loews Corp.                                              55,500          4,391
                                                                     ---------
                                                                        17,921
Health Care 7.5%
Mallinckrodt, Inc.                                      235,000          8,547
American Home Products Corp.                             81,000          4,658
CIGNA Corp.                                              30,700          2,732
Mylan Laboratories, Inc.                                 58,200          1,542
                                                                     ---------
                                                                        17,479
Materials & Processing 6.2%
USG Corp.                                                80,000          4,480
USX-U.S. Steel Group, Inc.                              160,000          4,320
Westvaco Corp.                                          144,000          4,176
IMC Global, Inc.                                         76,700          1,333
                                                                     ---------
                                                                        14,309
Technology 5.9%
Harris Corp.                                            117,000          4,585
Sterling Software, Inc. (b)                             169,000          4,510
Apple Computer, Inc.                                     96,000          4,446
                                                                     ---------
                                                                        13,541
Utilities 10.8%
Public Service Enterprise Group, Inc.                   210,000          8,584
NICOR, Inc.                                             219,700          8,362
DTE Energy Co.                                          200,000          8,000
                                                                     ---------
                                                                        24,946
                                                                     ---------
Total Common Stocks                                                    217,813
(Cost $198,964)                                                      =========



                                                      Principal
                                                         Amount         Value
                                                         (000s)         (000s)

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 5.0%
--------------------------------------------------------------------------------

Repurchase Agreement 5.0%
State Street Bank
    3.500% due 07/01/1999                           $    11,554       $ 11,554
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Note 6.375% 09/30/2001
    valued at $11,790,033. Repurchase
    proceeds are $11,555,123.)

                                                                      --------
Total Short-Term Instruments                                            11,554
(Cost $11,554)                                                        ========

Total Investments (a) 99.0%                                           $229,367
(Cost $210,518)

Other Assets and Liabilities (Net) 1.0%                                  2,271
                                                                      --------

Net Assets 100.0%                                                     $231,638
                                                                      ========

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $211,558 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                             $ 25,023

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (7,214)
                                                                      --------
Unrealized appreciation-net                                           $ 17,809
                                                                      ========

(b) Non-income producing security.


48 See accompanying notes

Schedule of Investments
Value 25 Fund
June 30, 1999

                                                                         Value
                                                         Shares          (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 109.9%
--------------------------------------------------------------------------------
Aerospace 6.2%
Cordant Technologies, Inc.                                3,000      $     137


Building 14.0%
Clayton Homes, Inc.                                      10,000            114
Lafarge Corp.                                             2,800             99
York International Corp.                                  2,200             94
                                                                     ---------
                                                                           307
Capital Goods 15.5%
Meritor Automotive, Inc.                                  3,800             97
GATX Corp.                                                2,400             91
Snap-On, Inc.                                             2,400             87
Paccar, Inc.                                              1,200             64
                                                                     ---------
                                                                           339
Consumer Discretionary 22.8%
Cooper Tire & Rubber Co.                                  5,000            118
Warnaco Group, Inc. 'A'                                   4,100            110
U.S. Industries, Inc.                                     5,600             95
Armstrong World Industries                                1,600             93
UST, Inc.                                                 2,800             82
                                                                     ---------
                                                                           498
Consumer Services 4.4%
Manpower, Inc.                                            4,300             97

Consumer Staples 2.9%
IBP, Inc.                                                 2,700             64

Energy 3.0%
Ultramar Diamond Shamrock Corp.                           3,000             65

Financial & Business Services 20.5%
American National Insurance Co.                           2,000            143
Golden West Financial Corp.                               1,300            127
Crescent Real Estate Equities Co.                         3,800             90
Old Republic International Corp.                          5,100             88
                                                                     ---------
                                                                           448
Materials & Processing 8.8%
USX-U.S. Steel Group, Inc.                                3,600             97
IMC Global, Inc.                                          5,500             96
                                                                     ---------
                                                                           193
Transportation 8.7%
Airborne Freight Corp.                                    3,500             97
Ryder System, Inc.                                        3,600             93
                                                                     ---------
                                                                           190

Utilities 3.1%
Constellation Energy Group, Inc.                          2,300             68
                                                                     ---------
Total Common Stocks                                                      2,406
(Cost $2,357)                                                        =========
--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 6.2%
--------------------------------------------------------------------------------
                                                        Principal
                                                         Amount
                                                          (000s)
Repurchase Agreement 6.2%
State Street Bank
    3.500% due 07/01/1999                              $    135            135
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Note 6.500% 05/31/2002
    valued at $138,166. Repurchase
    proceeds are $135,013.)
                                                                     ---------
Total Short-Term Instruments                                               135
(Cost $135)                                                          =========

Total Investments (a) 116.1%                                         $   2,541
(Cost $2,492)

Other Assets and Liabilities (Net) (16.1%)                                (352)
                                                                     ---------
Net Assets 100.0%                                                    $   2,189
                                                                     ---------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation (depreciation) of investments based on cost for federal income tax purposes of $2,504 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                            $      97

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                                (60)
                                                                     ---------
Unrealized appreciation-net                                          $      37
                                                                     =========

(b) Non-income producing security.

                                                       See accompanying notes 49

Financial Highlights - A, B and C Classes

                                    Net Asset                       Net Realized /                      Dividends      Dividends in
                                    Value                           Unrealized Gain    Total Income     from Net       Excess of Net
Selected Per Share Data for         Beginning     Net Investment    (Loss) on          from Investment  Investment     Investment
the Year or Period Ended:           of Period     Income (Loss)     Investments        Operations       Income         Income
                                    ------------------------------------------------------------------------------------------------
Balanced Fund
 Class A
   06/30/1999                       $  12.11      $    0.27 (a)     $   0.53 (a)       $    0.80        $  (0.25)      $   0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          11.40           0.29 (a)         1.81 (a)            2.10           (0.30)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997               10.77           0.21             0.58                0.79           (0.16)          0.00
------------------------------------------------------------------------------------------------------------------------------------
 Class B
   06/30/1999                          12.07           0.18 (a)         0.52 (a)            0.70           (0.17)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          11.39           0.20 (a)         1.82 (a)            2.02           (0.25)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997               10.77           0.19             0.58                0.77           (0.15)          0.00
------------------------------------------------------------------------------------------------------------------------------------
 Class C
   06/30/1999                          12.07           0.18 (a)         0.53 (a)            0.71           (0.18)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          11.39           0.20 (a)         1.82 (a)            2.02           (0.25)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997               10.77           0.18             0.58                0.76           (0.14)          0.00
------------------------------------------------------------------------------------------------------------------------------------

Capital Appreciation Fund
 Class A
   06/30/1999                       $  26.01      $    0.06 (a)     $   2.33 (a)       $    2.39        $  (0.10)      $   0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          21.16           0.07 (a)         6.55 (a)            6.62           (0.09)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997               19.31           0.09             1.76                1.85            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
 Class B
   06/30/1999                          25.75          (0.13) (a)        2.32 (a)            2.19            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          21.10          (0.11) (a)        6.51 (a)            6.40           (0.07)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997               19.31           0.01             1.78                1.79            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
 Class C
   06/30/1999                          25.78          (0.13) (a)        2.31 (a)            2.18            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          21.10          (0.12) (a)        6.53 (a)            6.41           (0.05)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997               19.31           0.02             1.77                1.79            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------

Equity Income Fund
 Class A
   06/30/1999                       $  16.04      $    0.39 (a)     $   1.29 (a)       $    1.68        $  (0.38)      $   0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          15.39           0.39 (a)         2.73 (a)            3.12           (0.38)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997               13.94           0.15             1.48                1.63           (0.18)          0.00
------------------------------------------------------------------------------------------------------------------------------------

 Class B
   06/30/1999                          15.99           0.28 (a)         1.27 (a)            1.55           (0.28)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          15.37           0.26 (a)         2.73 (a)            2.99           (0.28)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997               13.94           0.11             1.48                1.59           (0.16)          0.00
------------------------------------------------------------------------------------------------------------------------------------

 Class C
   06/30/1999                          16.01           0.27 (a)         1.27 (a)            1.54           (0.27)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          15.37           0.26 (a)         2.74 (a)            3.00           (0.27)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997               13.94           0.11             1.48                1.59           (0.16)          0.00
------------------------------------------------------------------------------------------------------------------------------------

Growth Fund
 Class A
   06/30/1999                       $  32.62 $    $   (0.14) (a)    $   5.56 (a)       $    5.42        $   0.00       $   0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          27.03          (0.08) (a)        9.99 (a)            9.91            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               26.58           0.69             3.27                3.96            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          25.73           0.06             3.72                3.78            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1995                          22.01           0.12             4.79                4.91            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
 Class B
   06/30/1999                          30.34          (0.35) (a)        5.08 (a)            4.73            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          25.59          (0.28) (a)        9.35 (a)            9.07            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               25.46           0.35             3.29                3.64            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          24.94          (0.07)            3.52                3.45            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   05/23/1995-09/30/1995               22.63          (0.03)            2.34                2.31            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
Class C
   06/30/1999                          30.33          (0.35) (a)        5.09 (a)            4.74            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          25.58          (0.28) (a)        9.35 (a)            9.07            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               25.46           0.45             3.18                3.63            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          24.94          (0.12)            3.57                3.45            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1995                          21.52          (0.04)            4.65                4.61            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.

50 See accompanying notes

                                   Distributions   Distributions
                                   from Net        in Excess of
                                   Realized        Net Realized    Total              Net Asset Value               Net Assets End
                                   Capital Gains   Capital Gains   Distributions      End of Period    Total Return of Period (000s)
                                   -------------------------------------------------------------------------------------------------
Balanced Fund
 Class A
   06/30/1999                      $   (1.64)      $   0.00        $   (1.89)         $    11.02            7.88%   $     9,719
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (1.09)          0.00            (1.39)              12.11           19.40          9,586
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997                0.00           0.00            (0.16)              11.40            7.42            366
------------------------------------------------------------------------------------------------------------------------------------

 Class B
   06/30/1999                          (1.64)          0.00            (1.81)              10.96            7.01         12,304
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (1.09)          0.00            (1.34)              12.07           18.59          8,977
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997                0.00           0.00            (0.15)              11.39            7.15          1,124
------------------------------------------------------------------------------------------------------------------------------------
 Class C
   06/30/1999                          (1.64)          0.00            (1.82)              10.96            7.04         12,989
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (1.09)          0.00            (1.34)              12.07           18.59          8,469
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997                0.00           0.00            (0.14)              11.39            7.12            921
------------------------------------------------------------------------------------------------------------------------------------

Capital Appreciation Fund
 Class A
   06/30/1999                      $   (1.65)      $   0.00        $   (1.75)         $    26.65           10.14%   $    91,296
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (1.68)          0.00            (1.77)              26.01           32.39         72,803
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997                0.00           0.00             0.00               21.16            9.58          6,534
------------------------------------------------------------------------------------------------------------------------------------
 Class B
   06/30/1999                          (1.65)          0.00            (1.65)              26.29            9.39         55,094
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (1.68)          0.00            (1.75)              25.75           31.39         40,901
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997                0.00           0.00             0.00               21.10            9.27          3,022
------------------------------------------------------------------------------------------------------------------------------------
 Class C
   06/30/1999                          (1.65)          0.00            (1.65)              26.31            9.34         81,097
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (1.68)          0.00            (1.73)              25.78           31.40         71,481
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997                0.00           0.00             0.00               21.10            9.27         13,093
------------------------------------------------------------------------------------------------------------------------------------

Equity Income Fund
 Class A
   06/30/1999                      $   (1.76)      $   0.00        $   (2.14)         $    15.58           12.26%   $    17,342
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (2.09)          0.00            (2.47)              16.04           21.35         12,954
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997                0.00           0.00            (0.18)              15.39           11.77          1,756
------------------------------------------------------------------------------------------------------------------------------------
 Class B
   06/30/1999                          (1.76)          0.00            (2.04)              15.50           11.35         21,732
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (2.09)          0.00            (2.37)              15.99           20.47         15,178
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997                0.00           0.00            (0.16)              15.37           11.45          2,561
------------------------------------------------------------------------------------------------------------------------------------
 Class C
   06/30/1999                          (1.76)          0.00            (2.03)              15.52           11.28         26,016
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (2.09)          0.00            (2.36)              16.01           20.51         23,122
------------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997                0.00           0.00            (0.16)              15.37           11.42          6,624
------------------------------------------------------------------------------------------------------------------------------------

Growth Fund
 Class A
   06/30/1999                      $   (3.92)      $   0.00        $   (3.92)         $    34.12           18.65%   $   227,638
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (4.32)          0.00            (4.32)              32.62           41.03        180,119
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               (3.51)          0.00            (3.51)              27.03           15.93        147,276
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          (2.93)          0.00            (2.93)              26.58           16.11        151,103
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1995                          (1.19)          0.00            (1.19)              25.73           23.70        134,819
------------------------------------------------------------------------------------------------------------------------------------
 Class B
   06/30/1999                          (3.92)          0.00            (3.92)              31.15           17.72        133,850
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (4.32)          0.00            (4.32)              30.34           39.97         80,719
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               (3.51)          0.00            (3.51)              25.59           15.32         55,626
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          (2.93)          0.00            (2.93)              25.46           15.22         37,256
------------------------------------------------------------------------------------------------------------------------------------
   05/23/1995-09/30/1995                0.00           0.00             0.00               24.94           10.20          7,671
------------------------------------------------------------------------------------------------------------------------------------
Class C
   06/30/1999                          (3.92)          0.00            (3.92)              31.15           17.76      2,064,450
------------------------------------------------------------------------------------------------------------------------------------
06/30/1998                             (4.32)          0.00            (4.32)              30.33           39.99      1,853,002
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               (3.51)          0.00            (3.51)              25.58           15.27      1,514,432
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          (2.93)          0.00            (2.93)              25.46           15.22      1,450,216
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1995                          (1.19)          0.00            (1.19)              24.94           22.80      1,290,152
------------------------------------------------------------------------------------------------------------------------------------

                                                    Ratio of Net
                                      Ratio of      Investment
                                      Expenses      Income (Loss)
                                      to Average    to Average       Portfolio
                                      Net Assets    Net Assets       Turnover Rate
                                      --------------------------------------------
Balanced Fund
 Class A
   06/30/1999                           1.13%          2.42%             221%
----------------------------------------------------------------------------------
   06/30/1998                           1.12           2.47              186
----------------------------------------------------------------------------------
   01/20/1997-06/30/1997                1.15*          3.01*             199
----------------------------------------------------------------------------------
Class B
   06/30/1999                           1.88           1.66              221
----------------------------------------------------------------------------------
   06/30/1998                           1.86           1.71              186
----------------------------------------------------------------------------------
   01/20/1997-06/30/1997                1.90*          2.28*             199
----------------------------------------------------------------------------------
 Class C
   06/30/1999                           1.88           1.66              221
----------------------------------------------------------------------------------
   06/30/1998                           1.86           1.71              186
----------------------------------------------------------------------------------
   01/20/1997-06/30/1997                1.90*          2.26*             199
----------------------------------------------------------------------------------

Capital Appreciation Fund
 Class A
   06/30/1999                           1.10%          0.24%             120%
----------------------------------------------------------------------------------
   06/30/1998                           1.10           0.27               75
----------------------------------------------------------------------------------
   01/20/1997-06/30/1997                1.11*          0.59*              87
----------------------------------------------------------------------------------
 Class B
   06/30/1999                           1.85          (0.52)             120
----------------------------------------------------------------------------------
   06/30/1998                           1.85          (0.47)              75
----------------------------------------------------------------------------------
   01/20/1997-06/30/1997                1.85*         (0.26)*             87
----------------------------------------------------------------------------------
 Class C
   06/30/1999                           1.85          (0.52)             120
----------------------------------------------------------------------------------
   06/30/1998                           1.85          (0.49)              75
----------------------------------------------------------------------------------
   01/20/1997-06/30/1997                1.86*         (0.23)*             87
----------------------------------------------------------------------------------

Equity Income Fund
 Class A
   06/30/1999                           1.10%          2.64%              76%
----------------------------------------------------------------------------------
   06/30/1998                           1.11           2.39               45
----------------------------------------------------------------------------------
   01/20/1997-06/30/1997                1.13*          2.85*              45
----------------------------------------------------------------------------------
 Class B
   06/30/1999                           1.85           1.89               76
----------------------------------------------------------------------------------
   06/30/1998                           1.85           1.63               45
----------------------------------------------------------------------------------
   01/20/1997-06/30/1997                1.87*          2.11*              45
----------------------------------------------------------------------------------
 Class C
   06/30/1999                           1.85           1.86               76
----------------------------------------------------------------------------------
   06/30/1998                           1.85           1.60               45
----------------------------------------------------------------------------------
   01/20/1997-06/30/1997                1.87*          2.15*              45
----------------------------------------------------------------------------------

Growth Fund
 Class A
   06/30/1999                           1.16%         (0.44)%            131%
----------------------------------------------------------------------------------
   06/30/1998                           1.16          (0.27)             123
----------------------------------------------------------------------------------
   10/01/1996-06/30/1997                1.11*          0.13*              94
----------------------------------------------------------------------------------
   09/30/1996                           1.11           0.24              104
----------------------------------------------------------------------------------
   09/30/1995                           1.10           0.50              111
----------------------------------------------------------------------------------
 Class B
   06/30/1999                           1.90          (1.19)             131
----------------------------------------------------------------------------------
   06/30/1998                           1.91          (1.02)             123
----------------------------------------------------------------------------------
   10/01/1996-06/30/1997                1.86*         (0.62)*             94
----------------------------------------------------------------------------------
   09/30/1996                           1.86          (0.51)             104
----------------------------------------------------------------------------------
   05/23/1995-09/30/1995                1.90*         (0.40)*            111
----------------------------------------------------------------------------------
 Class C
   06/30/1999                           1.90          (1.18)             131
----------------------------------------------------------------------------------
06/30/1998                              1.91          (1.02)             123
----------------------------------------------------------------------------------
   10/01/1996-06/30/1997                1.86*         (0.61)*             94
----------------------------------------------------------------------------------
   09/30/1996                           1.86          (0.51)             104
----------------------------------------------------------------------------------
   09/30/1995                           1.90          (0.20)             111
----------------------------------------------------------------------------------



                                                       See accompanying notes 51

                                    Net Asset                       Net Realized /                      Dividends      Dividends in
                                    Value                           Unrealized Gain    Total Income     from Net       Excess of Net
Selected Per Share Data for         Beginning     Net Investment    (Loss) on          from Investment  Investment     Investment
the Year or Period Ended:           of Period     Income (Loss)     Investments        Operations       Income         Income
                                    ------------------------------------------------------------------------------------------------
Innovation Fund
 Class A
   06/30/1999                       $  24.28      $   (0.28) (a)    $  14.72 (a)       $   14.44        $   0.00       $   0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          17.43          (0.19) (a)        8.21 (a)            8.02            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               17.26           0.07             0.36                0.43            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          14.74          (0.07)            2.94                2.87            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   12/22/1994-09/30/1995               10.00          (0.06)            4.80                4.74            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
 Class B
   06/30/1999                          23.60          (0.49) (a)       14.24 (a)           13.75            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          17.10          (0.33) (a)        8.00 (a)            7.67            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               17.04          (0.03)            0.35                0.32            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          14.66          (0.11)            2.84                2.73            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   05/22/1995-09/30/1995               11.81          (0.08)            2.93                2.85            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
 Class C
   06/30/1999                          23.59          (0.48) (a)       14.23 (a)           13.75            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          17.09          (0.33) (a)        8.00 (a)            7.67            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               17.04          (0.02)            0.33                0.31            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          14.65          (0.15)            2.89                2.74            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   12/22/1994-09/30/1995               10.00          (0.13)            4.78                4.65            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------

International Fund
 Class A
   06/30/1999                       $  14.33      $    0.01 (a)     $  (0.74) (a)      $   (0.73)       $   0.00       $   0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          14.26           0.06 (a)         1.13 (a)            1.19            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               13.03           0.29             1.33                1.62            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          12.19           0.07             0.77                0.84            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1995                          12.92           0.07            (0.56)              (0.49)           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
 Class B
   06/30/1999                          13.46          (0.08) (a)       (0.72) (a)          (0.80)           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          13.56          (0.05) (a)        1.07 (a)            1.02            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               12.48           0.16             1.31                1.47            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          11.75           0.00 (a)         0.73 (a)            0.73            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   05/22/1995-09/30/1995               11.30           0.00             0.45                0.45            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
 Class C
   06/30/1999                          13.45          (0.09) (a)       (0.71) (a)          (0.80)           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          13.55          (0.06) (a)        1.08 (a)            1.02            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               12.47           0.18             1.29                1.47            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          11.75          (0.05)            0.77                0.72            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1995                          12.56          (0.02)           (0.55)              (0.57)           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------

Mid-Cap Growth Fund
 Class A
   06/30/1999                       $  24.00      $    0.03 (a)     $  (0.13) (a)      $   (0.10)       $  (0.01)      $   0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          20.24           0.02 (a)         5.11 (a)            5.13           (0.04)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   01/13/1997-06/30/1997               18.14          (0.04)            2.14                2.10            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
 Class B
   06/30/1999                          23.77          (0.13) (a)       (0.14) (a)          (0.27)           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          20.17          (0.16) (a)        5.09 (a)            4.93            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   01/13/1997-06/30/1997               18.14          (0.11)            2.14                2.03            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
 Class C
   06/30/1999                          23.77          (0.13) (a)       (0.13) (a)          (0.26)           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          20.18          (0.16) (a)        5.08 (a)            4.92            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   01/13/1997-06/30/1997               18.14          (0.10)            2.14                2.04            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Ratio of expenses to average net assets excluding interest expense is 1.45%.
(c) Ratio of expenses to average net assets excluding interest expense is 2.20%.
(d) Ratio of expenses to average net assets excluding interest expense is 2.20%.

52 See accompanying notes

                                   Distributions   Distributions
                                   from Net        in Excess of
                                   Realized        Net Realized    Total              Net Asset Value               Net Assets End
                                   Capital Gains   Capital Gains   Distributions      End of Period    Total Return of Period (000s)
                                   -------------------------------------------------------------------------------------------------
Innovation Fund
 Class A
   06/30/1999                      $   (1.26)      $   0.00        $   (1.26)         $    37.46           61.36%   $   313,946
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (0.99)         (0.18)           (1.17)              24.28           48.10         85,800
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               (0.26)          0.00            (0.26)              17.43            2.41         56,215
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          (0.35)          0.00            (0.35)              17.26           19.86         50,067
------------------------------------------------------------------------------------------------------------------------------------
   12/22/1994-09/30/1995                0.00           0.00             0.00               14.74           47.40         28,239
------------------------------------------------------------------------------------------------------------------------------------
 Class B
   06/30/1999                          (1.26)          0.00            (1.26)              36.09           60.17        351,876
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (0.99)         (0.18)           (1.17)              23.60           46.95         81,130
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               (0.26)          0.00            (0.26)              17.10            1.79         51,472
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          (0.35)          0.00            (0.35)              17.04           18.99         33,778
------------------------------------------------------------------------------------------------------------------------------------
   05/22/1995-09/30/1995                0.00           0.00             0.00               14.66           24.10          6,509
------------------------------------------------------------------------------------------------------------------------------------
 Class C
   06/30/1999                          (1.26)          0.00            (1.26)              36.08           60.20        580,251
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (0.99)         (0.18)           (1.17)              23.59           46.97        219,258
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               (0.26)          0.00            (0.26)              17.09            1.73        162,889
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          (0.35)          0.00            (0.35)              17.04           19.08        137,752
------------------------------------------------------------------------------------------------------------------------------------
   12/22/1994-09/30/1995                0.00           0.00             0.00               14.65           46.50         63,952
------------------------------------------------------------------------------------------------------------------------------------

International Fund
 Class A
   06/30/1999                      $   (1.15)      $   0.00        $   (1.15)         $    12.45           (4.31)%  $    18,865
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (0.82)         (0.30)           (1.12)              14.33            9.95         12,510
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               (0.39)          0.00            (0.39)              14.26           12.82         18,287
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                           0.00           0.00             0.00               13.03            6.89         20,056
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1995                          (0.24)          0.00            (0.24)              12.19           (3.70)        17,951
------------------------------------------------------------------------------------------------------------------------------------
 Class B
   06/30/1999                          (1.15)          0.00            (1.15)              11.51           (5.15)         9,478
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (0.82)         (0.30)           (1.12)              13.46            9.17          8,956
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               (0.39)          0.00            (0.39)              13.56           12.17          8,676
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                           0.00           0.00             0.00               12.48            6.21          5,893
------------------------------------------------------------------------------------------------------------------------------------
   05/22/1995-09/30/1995                0.00           0.00             0.00               11.75            4.00            503
------------------------------------------------------------------------------------------------------------------------------------
 Class C
   06/30/1999                          (1.15)          0.00            (1.15)              11.50           (5.15)       101,320
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (0.82)         (0.30)           (1.12)              13.45            9.18        132,986
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               (0.39)          0.00            (0.39)              13.55           12.18        168,446
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                           0.00           0.00             0.00               12.47            6.13        203,544
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1995                          (0.24)          0.00            (0.24)              11.75           (4.50)       215,349
------------------------------------------------------------------------------------------------------------------------------------

Mid-Cap Growth Fund
 Class A
   06/30/1999                      $   (1.07)      $   0.00        $   (1.08)         $    22.82           (0.13)%  $   124,680
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (1.33)          0.00            (1.37)              24.00           25.71         57,164
------------------------------------------------------------------------------------------------------------------------------------
   01/13/1997-06/30/1997                0.00           0.00             0.00               20.24           11.58         12,184
------------------------------------------------------------------------------------------------------------------------------------
 Class B
   06/30/1999                          (1.07)          0.00            (1.07)              22.43           (0.86)        84,698
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (1.33)          0.00            (1.33)              23.77           24.76         84,535
------------------------------------------------------------------------------------------------------------------------------------
   01/13/1997-06/30/1997                0.00           0.00             0.00               20.17           11.19         28,259
------------------------------------------------------------------------------------------------------------------------------------
 Class C
   06/30/1999                          (1.07)          0.00            (1.07)              22.44           (0.82)       112,507
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (1.33)          0.00            (1.33)              23.77           24.70        140,438
------------------------------------------------------------------------------------------------------------------------------------
   01/13/1997-06/30/1997                0.00           0.00             0.00               20.18           11.25         53,686
------------------------------------------------------------------------------------------------------------------------------------


                                                    Ratio of Net
                                      Ratio of      Investment
                                      Expenses      Income (Loss)
                                      to Average    to Average       Portfolio
                                      Net Assets    Net Assets       Turnover Rate
                                      --------------------------------------------
Innovation Fund
 Class A
   06/30/1999                           1.30%         (0.90)%            119%
----------------------------------------------------------------------------------
   06/30/1998                           1.31          (0.94)             100
----------------------------------------------------------------------------------
   10/01/1996-06/30/1997                1.28*         (0.68)*             80
----------------------------------------------------------------------------------
   09/30/1996                           1.31          (0.61)             123
----------------------------------------------------------------------------------
   12/22/1994-09/30/1995                1.40*         (0.60)*             86
----------------------------------------------------------------------------------
 Class B
   06/30/1999                           2.05          (1.64)             119
----------------------------------------------------------------------------------
   06/30/1998                           2.06          (1.69)             100
----------------------------------------------------------------------------------
   10/01/1996-06/30/1997                2.03*         (1.43)*             80
----------------------------------------------------------------------------------
   09/30/1996                           2.06          (1.36)             123
----------------------------------------------------------------------------------
   05/22/1995-09/30/1995                2.30*         (1.70)*             86
----------------------------------------------------------------------------------
 Class C
   06/30/1999                           2.05          (1.65)             119
----------------------------------------------------------------------------------
   06/30/1998                           2.06          (1.69)             100
----------------------------------------------------------------------------------
   10/01/1996-06/30/1997                2.03*         (1.43)*             80
----------------------------------------------------------------------------------
   09/30/1996                           2.06          (1.36)             123
----------------------------------------------------------------------------------
   12/22/1994-09/30/1995                2.20*         (1.40)*             86
----------------------------------------------------------------------------------

International Fund
 Class A
   06/30/1999                           1.55% (b)      0.05%              55%
----------------------------------------------------------------------------------
   06/30/1998                           1.48           0.41               60
----------------------------------------------------------------------------------
   10/01/1996-06/30/1997                1.51*          0.58*              59
----------------------------------------------------------------------------------
   09/30/1996                           1.41           0.49              110
----------------------------------------------------------------------------------
   09/30/1995                           1.50           0.60              170
----------------------------------------------------------------------------------
 Class B
   06/30/1999                           2.29 (c)      (0.67)              55
----------------------------------------------------------------------------------
   06/30/1998                           2.22          (0.37)              60
----------------------------------------------------------------------------------
   10/01/1996-06/30/1997                2.26*          0.18*              59
----------------------------------------------------------------------------------
   09/30/1996                           2.16          (0.26)             110
----------------------------------------------------------------------------------
   05/22/1995-09/30/1995                2.30*         (0.10)*            170
----------------------------------------------------------------------------------
 Class C
   06/30/1999                           2.30 (d)      (0.75)              55
----------------------------------------------------------------------------------
   06/30/1998                           2.22          (0.43)              60
----------------------------------------------------------------------------------
   10/01/1996-06/30/1997                2.25*         (0.25)*             59
----------------------------------------------------------------------------------
   09/30/1996                           2.16          (0.26)             110
----------------------------------------------------------------------------------
   09/30/1995                           2.20          (0.20)             170
----------------------------------------------------------------------------------

Mid-Cap Growth Fund
 Class A
   06/30/1999                           1.10%          0.15%              85%
----------------------------------------------------------------------------------
   06/30/1998                           1.11           0.07               66
----------------------------------------------------------------------------------
   01/13/1997-06/30/1997                1.11*          0.17*              82
----------------------------------------------------------------------------------
 Class B
   06/30/1999                           1.85          (0.62)              85
----------------------------------------------------------------------------------
   06/30/1998                           1.86          (0.68)              66
----------------------------------------------------------------------------------
   01/13/1997-06/30/1997                1.85*         (0.58)*             82
----------------------------------------------------------------------------------
 Class C
   06/30/1999                           1.85          (0.63)              85
----------------------------------------------------------------------------------
   06/30/1998                           1.86          (0.68)              66
----------------------------------------------------------------------------------
   01/13/1997-06/30/1997                1.86*         (0.58)*             82
----------------------------------------------------------------------------------



                                                       See accompanying notes 53

                                    Net Asset                       Net Realized /                      Dividends      Dividends in
                                    Value                           Unrealized Gain    Total Income     from Net       Excess of Net
Selected Per Share Data for         Beginning     Net Investment    (Loss) on          from Investment  Investment     Investment
the Year or Period Ended:           of Period     Income (Loss)     Investments        Operations       Income         Income
                                    ------------------------------------------------------------------------------------------------
Opportunity Fund
 Class A
   06/30/1999                       $  31.33       $  (0.21) (a)    $   0.46 (a)         $  0.25      $     0.00        $  0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          29.35          (0.27) (a)        4.19 (a)            3.92            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               37.36           0.00            (3.10)              (3.10)           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          39.08          (0.11)            6.12                6.01            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1995                          28.87          (0.11)           11.19               11.08            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
 Class B
   03/31/1999-06/30/1999               21.40          (0.09) (a)        2.89 (a)            2.80            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
 Class C
   06/30/1999                          28.86          (0.37) (a)        0.32 (a)           (0.05)           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          27.38          (0.46) (a)        3.88 (a)            3.42            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               35.38          (0.04)           (3.05)              (3.09)           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          37.64          (0.35)            5.82                5.47            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1995                          28.04          (0.34)           10.81               10.47            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------

Precious Metals Fund
 Class A
   06/30/1999                       $   5.33       $   0.13 (a)     $  (0.45) (a)        $ (0.32)     $    (0.09)       $ (0.02)
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                           8.83           0.04 (a)        (3.54) (a)          (3.50)           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               12.12           0.17            (3.29)              (3.12)           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          12.33           0.03            (0.24)              (0.21)           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1995                          14.14           0.07            (1.88)              (1.81)           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
 Class B
   06/30/1999                           5.01           0.08 (a)        (0.42) (a)          (0.34)          (0.09)         (0.03)
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                           8.42          (0.01) (a)       (3.40) (a)          (3.41)           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               11.62           0.00            (3.03)              (3.03)           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          11.90          (0.03)           (0.25)              (0.28)           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/15/1995-09/30/1995               11.61          (0.01)            0.30                0.29            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
 Class C
   06/30/1999                           5.00           0.10 (a)        (0.43) (a)          (0.33)          (0.11)         (0.03)
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                           8.43           0.00 (a)        (3.43) (a)          (3.43)           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               11.62          (0.03)           (2.99)              (3.02)           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          11.90          (0.07)           (0.21)              (0.28)           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1995                          13.75          (0.02)           (1.83)              (1.85)           0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------

Renaissance Fund
 Class A
   06/30/1999                       $  19.10       $  (0.01) (a)    $   1.45 (a)         $  1.44      $     0.00        $  0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          17.73           0.07 (a)         4.91 (a)            4.98           (0.08)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               16.08           0.12 (a)         3.90 (a)            4.02           (0.12)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          14.14           0.23             2.79                3.02           (0.23)         (0.07)
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1995                          12.50           0.36             1.61                1.97           (0.33)          0.00
------------------------------------------------------------------------------------------------------------------------------------
 Class B
   06/30/1999                          19.06          (0.13) (a)        1.39 (a)            1.26            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          17.77          (0.07) (a)        4.91 (a)            4.84           (0.02)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               16.12           0.03 (a)         3.92 (a)            3.95           (0.05)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          14.13           0.09             2.83                2.92           (0.11)         (0.04)
------------------------------------------------------------------------------------------------------------------------------------
   05/22/1995-09/30/1995               12.55           0.11             1.55                1.66           (0.08)          0.00
------------------------------------------------------------------------------------------------------------------------------------
 Class C
   06/30/1999                          18.96          (0.13) (a)        1.41 (a)            1.28            0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          17.69          (0.07) (a)        4.88 (a)            4.81           (0.01)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               16.05           0.03 (a)         3.90 (a)            3.93           (0.04)          0.00
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          14.09           0.12             2.78                2.90           (0.13)         (0.03)
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1995                          12.47           0.27             1.59                1.86           (0.24)          0.00
------------------------------------------------------------------------------------------------------------------------------------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Ratio of expenses to average net assets excluding interest expense is 1.26%.
(c) Ratio of expenses to average net assets excluding interest expense is 2.06%.
(d) Ratio of expenses to average net assets excluding interest expense is 2.06%.
(e) Ratio of expenses to average net assets excluding interest expense is 1.25%.
(f) Ratio of expenses to average net assets excluding interest expense is 2.05%.
(g) Ratio of expenses to average net assets excluding interest expense is 2.05%.

54 See accompanying notes

                                   Distributions   Distributions
                                   from Net        in Excess of
                                   Realized        Net Realized    Total              Net Asset Value               Net Assets End
                                   Capital Gains   Capital Gains   Distributions      End of Period    Total Return of Period (000s)
------------------------------------------------------------------------------------------------------------------------------------
Opportunity Fund
 Class A
   06/30/1999                       $  (4.62)       $  0.00         $  (4.62)            $ 26.96            3.98%   $   121,507
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (1.94)          0.00            (1.94)              31.33           13.87        200,935
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               (4.91)          0.00            (4.91)              29.35           (8.87)       213,484
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          (7.73)          0.00            (7.73)              37.36           18.35        134,859
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1995                          (0.87)          0.00            (0.87)              39.08           39.70        120,830
------------------------------------------------------------------------------------------------------------------------------------
 Class B
   03/31/1999-06/30/1999                0.00           0.00             0.00               24.20           13.08            251
------------------------------------------------------------------------------------------------------------------------------------
 Class C
   06/30/1999                          (4.62)          0.00            (4.62)              24.19            3.20        308,877
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (1.94)          0.00            (1.94)              28.86           13.01        500,011
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               (4.91)          0.00            (4.91)              27.38           (9.40)       629,446
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          (7.73)          0.00            (7.73)              35.38           17.47        800,250
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1995                          (0.87)          0.00            (0.87)              37.64           38.60        715,191
------------------------------------------------------------------------------------------------------------------------------------

Precious Metals Fund
 Class A
   06/30/1999                      $    0.00        $  0.00         $  (0.11)            $  4.90           (6.06)%  $     7,826
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                           0.00           0.00             0.00                5.33          (39.64)         4,709
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997                0.00          (0.17)           (0.17)               8.83          (26.05)         4,016
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                           0.00           0.00             0.00               12.12           (1.70)         6,245
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1995                           0.00           0.00             0.00               12.33          (12.80)         7,670
------------------------------------------------------------------------------------------------------------------------------------
 Class B
   06/30/1999                           0.00           0.00            (0.12)               4.55           (6.89)         3,921
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                           0.00           0.00             0.00                5.01          (40.50)         3,889
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997                0.00          (0.17)           (0.17)               8.42          (26.40)         4,248
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                           0.00           0.00             0.00               11.62           (2.35)         2,218
------------------------------------------------------------------------------------------------------------------------------------
   06/15/1995-09/30/1995                0.00           0.00             0.00               11.90            2.50            251
------------------------------------------------------------------------------------------------------------------------------------
 Class C
   06/30/1999                           0.00           0.00            (0.14)               4.53           (6.73)        11,491
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                           0.00           0.00             0.00                5.00          (40.69)        16,943
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997                0.00          (0.17)           (0.17)               8.43          (26.31)        25,113
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                           0.00           0.00             0.00               11.62           (2.35)        37,609
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1995                           0.00           0.00             0.00               11.90          (13.50)        42,341
------------------------------------------------------------------------------------------------------------------------------------

Renaissance Fund
 Class A
   06/30/1999                       $  (2.33)      $   0.00         $  (2.33)            $ 18.21            9.94%  $     90,445
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (3.53)          0.00            (3.61)              19.10           30.98         85,562
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               (2.25)          0.00            (2.37)              17.73           27.53         33,606
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          (0.78)          0.00            (1.08)              16.08           22.37         20,631
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1995                           0.00           0.00            (0.33)              14.14           16.10         12,933
------------------------------------------------------------------------------------------------------------------------------------
 Class B
   06/30/1999                          (2.33)          0.00            (2.33)              17.99            8.94        126,576
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (3.53)          0.00            (3.55)              19.06           29.99        100,688
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               (2.25)          0.00            (2.30)              17.77           26.88         37,253
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          (0.78)          0.00            (0.93)              16.12           21.54         15,693
------------------------------------------------------------------------------------------------------------------------------------
   05/22/1995-09/30/1995                0.00           0.00            (0.08)              14.13           13.30          1,760
------------------------------------------------------------------------------------------------------------------------------------
 Class C
   06/30/1999                          (2.33)          0.00            (2.33)              17.91            9.12        442,049
------------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (3.53)          0.00            (3.54)              18.96           29.98        469,797
------------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               (2.25)          0.00            (2.29)              17.69           26.86        313,226
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          (0.78)          0.00            (0.94)              16.05           21.52        230,058
------------------------------------------------------------------------------------------------------------------------------------
   09/30/1995                           0.00           0.00            (0.24)              14.09           15.20        174,316
------------------------------------------------------------------------------------------------------------------------------------


                                                    Ratio of Net
                                      Ratio of      Investment
                                      Expenses      Income (Loss)
                                      to Average    to Average       Portfolio
                                      Net Assets    Net Assets       Turnover Rate
----------------------------------------------------------------------------------
Opportunity Fund
 Class A
   06/30/1999                           1.31%         (0.86)%            175%
----------------------------------------------------------------------------------
   06/30/1998                           1.31          (0.88)              86
----------------------------------------------------------------------------------
   10/01/1996-06/30/1997                1.25*         (0.12)*             69
----------------------------------------------------------------------------------
   09/30/1996                           1.13          (0.32)              91
----------------------------------------------------------------------------------
   09/30/1995                           1.20          (0.40)             102
----------------------------------------------------------------------------------
 Class B
   03/31/1999-06/30/1999                2.03*         (1.65)*            175
----------------------------------------------------------------------------------
 Class C
   06/30/1999                           2.06          (1.62)             175
----------------------------------------------------------------------------------
   06/30/1998                           2.06          (1.63)              86
----------------------------------------------------------------------------------
   10/01/1996-06/30/1997                1.97*         (0.95)*             69
----------------------------------------------------------------------------------
   09/30/1996                           1.88          (1.07)              91
----------------------------------------------------------------------------------
   09/30/1995                           1.90          (1.10)             102
----------------------------------------------------------------------------------

Precious Metals Fund
 Class A
   06/30/1999                           1.46% (e)      2.40%              62%
----------------------------------------------------------------------------------
   06/30/1998                           1.31 (b)       0.70               56
----------------------------------------------------------------------------------
   10/01/1996-06/30/1997                1.37*          0.33*              46
----------------------------------------------------------------------------------
   09/30/1996                           1.32           0.19               35
----------------------------------------------------------------------------------
   09/30/1995                           1.40           0.60                9
----------------------------------------------------------------------------------
 Class B
   06/30/1999                           2.21 (f)       1.63               62
----------------------------------------------------------------------------------
   06/30/1998                           2.11 (c)      (0.07)              56
----------------------------------------------------------------------------------
   10/01/1996-06/30/1997                2.13*         (0.33)*             46
----------------------------------------------------------------------------------
   09/30/1996                           2.07          (0.56)              35
----------------------------------------------------------------------------------
   06/15/1995-09/30/1995                2.20*         (0.20)*              9
----------------------------------------------------------------------------------
 Class C
   06/30/1999                           2.20 (g)       1.92               62
----------------------------------------------------------------------------------
   06/30/1998                           2.11 (d)      (0.07)              56
----------------------------------------------------------------------------------
   10/01/1996-06/30/1997                2.15*         (0.41)*             46
----------------------------------------------------------------------------------
   09/30/1996                           2.07          (0.56)              35
----------------------------------------------------------------------------------
   09/30/1995                           2.20          (0.20)               9
----------------------------------------------------------------------------------

Renaissance Fund
 Class A
   06/30/1999                           1.26%         (0.04)%            221%
----------------------------------------------------------------------------------
   06/30/1998                           1.26           0.35              192
----------------------------------------------------------------------------------
   10/01/1996-06/30/1997                1.23*          0.95*             131
----------------------------------------------------------------------------------
   09/30/1996                           1.25           1.60              203
----------------------------------------------------------------------------------
   09/30/1995                           1.30           2.90              177
----------------------------------------------------------------------------------
 Class B
   06/30/1999                           2.00          (0.78)             221
----------------------------------------------------------------------------------
   06/30/1998                           2.01          (0.39)             192
----------------------------------------------------------------------------------
   10/01/1996-06/30/1997                1.97*          0.20*             131
----------------------------------------------------------------------------------
   09/30/1996                           2.00           0.85              203
----------------------------------------------------------------------------------
   05/22/1995-09/30/1995                2.10*          2.20*             177
----------------------------------------------------------------------------------
 Class C
   06/30/1999                           2.00          (0.79)             221
----------------------------------------------------------------------------------
   06/30/1998                           2.01          (0.37)             192
----------------------------------------------------------------------------------
   10/01/1996-06/30/1997                1.97*          0.21*             131
----------------------------------------------------------------------------------
   09/30/1996                           2.00           0.85              203
----------------------------------------------------------------------------------
   09/30/1995                           2.10           2.10              177
----------------------------------------------------------------------------------


                                                       See accompanying notes 55

                                    Net Asset                      Net Realized /                       Dividends      Dividends in
                                    Value                          Unrealized Gain     Total Income     from Net       Excess of Net
Selected Per Share Data for         Beginning     Net Investment   (Loss) on           from Investment  Investment     Investment
the Year or Period Ended:           of Period     Income (Loss)    Investments         Operations       Income         Income
                                   -------------------------------------------------------------------------------------------------
Small-Cap Value Fund
 Class A
   06/30/1999                       $  17.58      $    0.26 (a)    $   (1.29) (a)      $   (1.03)       $  (0.17)      $   0.00
-----------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          15.75           0.23 (a)         2.49 (a)            2.72           (0.13)          0.00
-----------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997               14.02           0.10             1.63                1.73            0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
 Class B
   06/30/1999                          17.43           0.14 (a)        (1.27) (a)          (1.13)          (0.06)          0.00
-----------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          15.71           0.09 (a)         2.48 (a)            2.57           (0.09)          0.00
-----------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997               14.02           0.08             1.61                1.69            0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
 Class C
   06/30/1999                          17.44           0.14 (a)        (1.27) (a)          (1.13)          (0.04)          0.00
-----------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          15.71           0.09 (a)         2.49 (a)            2.58           (0.09)          0.00
-----------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997               14.02           0.08             1.61                1.69            0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------

Target Fund
 Class A
   06/30/1999                       $  16.35      $   (0.09) (a)    $   2.44 (a)       $    2.35        $   0.00        $  0.00
-----------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          16.82          (0.08) (a)        4.06 (a)            3.98            0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               17.11          (0.04) (a)        1.82 (a)            1.78            0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          16.40          (0.05)            2.54                2.49            0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
   09/30/1995                          13.13          (0.02)            3.45                3.43            0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
 Class B
   06/30/1999                          15.34          (0.19) (a)        2.27 (a)            2.08            0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          16.14          (0.19) (a)        3.84 (a)            3.65            0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               16.58          (0.12) (a)        1.75 (a)            1.63            0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          16.06          (0.09)            2.39                2.30            0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
   05/22/1995-09/30/1995               13.93          (0.05)            2.18                2.13            0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
 Class C
   06/30/1999                          15.34          (0.19) (a)        2.26 (a)            2.07            0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          16.13          (0.19) (a)        3.85 (a)            3.66            0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               16.58          (0.12) (a)        1.74 (a)            1.62            0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          16.05          (0.16)            2.47                2.31            0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
   09/30/1995                          12.95          (0.12)            3.38                3.26            0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------

Tax-Efficient Equity Fund
 Class A
   07/10/1998-06/30/1999            $  10.00      $    0.03 (a)    $    1.56 (a)       $    1.59        $   0.00         $ 0.00
-----------------------------------------------------------------------------------------------------------------------------------
 Class B
   07/10/1998-06/30/1999               10.00          (0.05) (a)        1.56 (a)            1.51            0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------
 Class C
   07/10/1998-06/30/1999               10.00          (0.05) (a)        1.56 (a)            1.51            0.00           0.00
-----------------------------------------------------------------------------------------------------------------------------------

Value Fund
 Class A
   06/30/1999                       $  15.64      $    0.24 (a)    $    1.35 (a)       $    1.59        $  (0.22)         $0.00
-----------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          14.80           0.19 (a)         2.46 (a)            2.65           (0.18)          0.00
-----------------------------------------------------------------------------------------------------------------------------------
   01/13/1997-06/30/1997               13.17           0.47             1.26                1.73           (0.10)          0.00
-----------------------------------------------------------------------------------------------------------------------------------
 Class B
   06/30/1999                          15.63           0.12 (a)         1.35 (a)            1.47           (0.12)          0.00
-----------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          14.80           0.07 (a)         2.46 (a)            2.53           (0.07)          0.00
-----------------------------------------------------------------------------------------------------------------------------------
   01/13/1997-06/30/1997               13.16           0.44             1.26                1.70           (0.06)          0.00
-----------------------------------------------------------------------------------------------------------------------------------
 Class C
   06/30/1999                          15.63           0.12 (a)         1.35 (a)            1.47           (0.12)          0.00
-----------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          14.80           0.07 (a)         2.46 (a)            2.53           (0.07)          0.00
-----------------------------------------------------------------------------------------------------------------------------------
   01/13/1997-06/30/1997               13.15           0.43             1.28                1.71           (0.06)          0.00
-----------------------------------------------------------------------------------------------------------------------------------

Value 25 Fund
 Class A
   07/10/1998-06/30/1999            $  10.00      $    0.13 (a)    $   (1.12) (a)      $   (0.99)       $  (0.05)        $ 0.00
-----------------------------------------------------------------------------------------------------------------------------------
 Class B
   07/10/1998-06/30/1999               10.00           0.07 (a)        (1.12) (a)          (1.05)          (0.03)          0.00
-----------------------------------------------------------------------------------------------------------------------------------
 Class C
   07/10/1998-06/30/1999               10.00           0.07 (a)        (1.12) (a)          (1.05)          (0.02)          0.00
-----------------------------------------------------------------------------------------------------------------------------------

*Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Ratio of expenses to average net assets excluding interest expense is 1.90%.
(c) Ratio of expenses to average net assets excluding interest expense is 1.90%.

56  See accompanying notes

                                   Distributions   Distributions
                                   from Net        in Excess of
                                   Realized        Net Realized    Total              Net Asset Value               Net Assets End
                                   Capital Gains   Capital Gains   Distributions      End of Period    Total Return of Period (000s)
-----------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Fund
 Class A
   06/30/1999                      $    0.00       $  (0.45)       $   (0.62)         $    15.93           (5.50)%  $   107,569
-----------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (0.76)          0.00            (0.89)              17.58           17.33         75,070
-----------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997                0.00           0.00             0.00               15.75           12.34          6,563
-----------------------------------------------------------------------------------------------------------------------------------
 Class B
   06/30/1999                           0.00          (0.45)           (0.51)              15.79           (6.22)        96,994
-----------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (0.76)          0.00            (0.85)              17.43           16.40        110,833
-----------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997                0.00           0.00             0.00               15.71           12.05         11,077
-----------------------------------------------------------------------------------------------------------------------------------
 Class C
   06/30/1999                           0.00          (0.45)           (0.49)              15.82           (6.21)       112,926
-----------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (0.76)          0.00            (0.85)              17.44           16.42        130,466
-----------------------------------------------------------------------------------------------------------------------------------
   01/20/1997-06/30/1997                0.00           0.00             0.00               15.71           12.05         20,637
-----------------------------------------------------------------------------------------------------------------------------------

Target Fund
 Class A
   06/30/1999                          (0.98)      $   0.00        $   (0.98)         $    17.72           15.69%   $   170,277
-----------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (4.45)          0.00            (4.45)              16.35           27.49        157,277
-----------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               (2.07)          0.00            (2.07)              16.82           11.19        150,689
-----------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          (1.78)          0.00            (1.78)              17.11           16.50        156,027
-----------------------------------------------------------------------------------------------------------------------------------
   09/30/1995                          (0.16)          0.00            (0.16)              16.40           26.50        121,915
-----------------------------------------------------------------------------------------------------------------------------------
 Class B
   06/30/1999                          (0.98)          0.00            (0.98)              16.44           14.93         78,659
-----------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (4.45)          0.00            (4.45)              15.34           26.45         76,194
-----------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               (2.07)          0.00            (2.07)              16.14           10.58         67,531
-----------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          (1.78)          0.00            (1.78)              16.58           15.58         49,851
-----------------------------------------------------------------------------------------------------------------------------------
   05/22/1995-09/30/1995                0.00           0.00             0.00               16.06           15.30          7,554
-----------------------------------------------------------------------------------------------------------------------------------
 Class C
   06/30/1999                          (0.98)          0.00            (0.98)              16.43           14.86        910,494
-----------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (4.45)          0.00            (4.45)              15.34           26.53        952,728
-----------------------------------------------------------------------------------------------------------------------------------
   10/01/1996-06/30/1997               (2.07)          0.00            (2.07)              16.13           10.52        969,317
-----------------------------------------------------------------------------------------------------------------------------------
   09/30/1996                          (1.78)          0.00            (1.78)              16.58           15.66        974,948
-----------------------------------------------------------------------------------------------------------------------------------
   09/30/1995                          (0.16)          0.00            (0.16)              16.05           25.60        780,355
-----------------------------------------------------------------------------------------------------------------------------------

Tax-Efficient Equity Fund
 Class A
   07/10/1998-06/30/1999           $    0.00       $   0.00        $    0.00          $    11.59           15.90%   $     6,579
-----------------------------------------------------------------------------------------------------------------------------------
 Class B
   07/10/1998-06/30/1999                0.00           0.00             0.00               11.51           15.10          6,370
-----------------------------------------------------------------------------------------------------------------------------------
 Class C
   07/10/1998-06/30/1999                0.00           0.00             0.00               11.51           15.10         10,742
-----------------------------------------------------------------------------------------------------------------------------------

Value Fund
 Class A
   06/30/1999                      $   (1.72)      $   0.00        $   (1.94)         $    15.29           11.93%   $    22,267
-----------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (1.63)          0.00            (1.81)              15.64           18.86         21,742
-----------------------------------------------------------------------------------------------------------------------------------
   01/13/1997-06/30/1997                0.00           0.00            (0.10)              14.80           13.19         15,648
-----------------------------------------------------------------------------------------------------------------------------------
 Class B
   06/30/1999                          (1.72)          0.00            (1.84)              15.26           11.05         36,314
-----------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (1.63)          0.00            (1.70)              15.63           17.98         35,716
-----------------------------------------------------------------------------------------------------------------------------------
   01/13/1997-06/30/1997                0.00           0.00            (0.06)              14.80           12.93         25,433
-----------------------------------------------------------------------------------------------------------------------------------
 Class C
   06/30/1999                          (1.72)          0.00            (1.84)              15.26           11.04         80,594
-----------------------------------------------------------------------------------------------------------------------------------
   06/30/1998                          (1.63)          0.00            (1.70)              15.63           17.98         88,235
-----------------------------------------------------------------------------------------------------------------------------------
   01/13/1997-06/30/1997                0.00           0.00            (0.06)              14.80           13.02         64,110
-----------------------------------------------------------------------------------------------------------------------------------

Value 25 Fund
 Class A
   07/10/1998-06/30/1999           $    0.00       $   0.00        $   (0.05)         $     8.96           (9.85)%  $       287
-----------------------------------------------------------------------------------------------------------------------------------
 Class B
   07/10/1998-06/30/1999                0.00           0.00            (0.03)               8.92          (10.47)           840
-----------------------------------------------------------------------------------------------------------------------------------
 Class C
   07/10/1998-06/30/1999                0.00           0.00            (0.02)               8.93          (10.50)           833
-----------------------------------------------------------------------------------------------------------------------------------

                                                    Ratio of Net
                                      Ratio of      Investment
                                      Expenses      Income (Loss)
                                      to Average    to Average       Portfolio
                                      Net Assets    Net Assets       Turnover Rate
                                      ---------------------------------------------
Small-Cap Value Fund
 Class A
   06/30/1999                           1.25%          1.74%              60%
------------------------------------------------------------------------------------
   06/30/1998                           1.25           1.27               41
------------------------------------------------------------------------------------
   01/20/1997-06/30/1997                1.30*          1.94*              48
------------------------------------------------------------------------------------
 Class B
   06/30/1999                           2.00           0.95               60
------------------------------------------------------------------------------------
   06/30/1998                           2.00           0.53               41
------------------------------------------------------------------------------------
   01/20/1997-06/30/1997                2.04*          1.23*              48
------------------------------------------------------------------------------------
 Class C
   06/30/1999                           2.00           0.95               60
------------------------------------------------------------------------------------
   06/30/1998                           2.00           0.52               41
------------------------------------------------------------------------------------
   01/20/1997-06/30/1997                2.05*          1.13*              48
------------------------------------------------------------------------------------

Target Fund
 Class A
   06/30/1999                           1.21%         (0.57)%            229%
------------------------------------------------------------------------------------
   06/30/1998                           1.22          (0.49)             226
------------------------------------------------------------------------------------
   10/01/1996-06/30/1997                1.20*         (0.31)*            145
------------------------------------------------------------------------------------
   09/30/1996                           1.18          (0.34)             141
------------------------------------------------------------------------------------
   09/30/1995                           1.20          (0.10)             128
------------------------------------------------------------------------------------
 Class B
   06/30/1999                           1.95          (1.31)             229
------------------------------------------------------------------------------------
   06/30/1998                           1.96          (1.24)             226
------------------------------------------------------------------------------------
   10/01/1996-06/30/1997                1.94*         (1.05)*            145
------------------------------------------------------------------------------------
   09/30/1996                           1.93          (1.09)             141
------------------------------------------------------------------------------------
   05/22/1995-09/30/1995                2.00*         (0.90)*            128
------------------------------------------------------------------------------------
 Class C
   06/30/1999                           1.95          (1.31)             229
------------------------------------------------------------------------------------
   06/30/1998                           1.96          (1.24)             226
------------------------------------------------------------------------------------
   10/01/1996-06/30/1997                1.94*         (1.06)*            145
------------------------------------------------------------------------------------
   09/30/1996                           1.93          (1.09)             141
------------------------------------------------------------------------------------
   09/30/1995                           2.00          (0.90)             128
------------------------------------------------------------------------------------

Tax-Efficient Equity Fund
 Class A
   07/10/1998-06/30/1999                1.11%*         0.25%*             13%
------------------------------------------------------------------------------------
 Class B
   07/10/1998-06/30/1999                1.85*         (0.50)*             13
------------------------------------------------------------------------------------
 Class C
   07/10/1998-06/30/1999                1.84*         (0.52)*             13
------------------------------------------------------------------------------------

Value Fund
 Class A
   06/30/1999                           1.11%          1.68%             101%
------------------------------------------------------------------------------------
   06/30/1998                           1.11           1.19               77
------------------------------------------------------------------------------------
   01/13/1997-06/30/1997                1.11*          1.71*              71
------------------------------------------------------------------------------------
 Class B
   06/30/1999                           1.85           0.85              101
------------------------------------------------------------------------------------
   06/30/1998                           1.86           0.45               77
------------------------------------------------------------------------------------
   01/13/1997-06/30/1997                1.86*          0.96*              71
------------------------------------------------------------------------------------
 Class C
   06/30/1999                           1.85           0.83              101
------------------------------------------------------------------------------------
   06/30/1998                           1.86           0.45               77
------------------------------------------------------------------------------------
   01/13/1997-06/30/1997                1.86*          0.97*              71
------------------------------------------------------------------------------------

Value 25 Fund
 Class A
   07/10/1998-06/30/1999                1.23% (d)*     1.60%*            182%
------------------------------------------------------------------------------------
 Class B
   07/10/1998-06/30/1999                1.99 (b)*      0.88*             182
------------------------------------------------------------------------------------
 Class C
   07/10/1998-06/30/1999                1.99 (c)*      0.89*             182
------------------------------------------------------------------------------------

(d)  Ratio of expense to average net assets excluding interest expense is 1.15%.

                                                      See accompanying notes  57

Statements of Assets and Liabilities

June 30, 1999

                                                                            Capital          Equity
                                                                Balanced    Appreciation     Income                    Innovation
Amounts in thousands, except per share amounts                  Fund        Fund             Fund       Growth Fund    Fund
                                                                -------------------------------------------------------------------
Assets:
Investments, at value                                             $ 80,463    $  1,156,787  $   199,430  $  2,432,141  $  1,294,717
-----------------------------------------------------------------------------------------------------------------------------------
Cash and foreign currency                                                0               0            0           623         1,420
-----------------------------------------------------------------------------------------------------------------------------------
Receivable for investments and foreign currency sold                    432          5,177        8,862        18,944        58,078
-----------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                        165           2,353          373         4,074         7,026
-----------------------------------------------------------------------------------------------------------------------------------
Variation margin receivable                                             53               0            0             0             0
-----------------------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                                      218           1,193          573           813           102
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    81,331       1,165,510      209,238     2,456,595     1,361,343
===================================================================================================================================

Liabilities:
Payable for investments and foreign currency purchased            $  8,445    $     40,234  $     4,285  $     15,517  $     92,960
-----------------------------------------------------------------------------------------------------------------------------------
Written options outstanding                                              7               0            0             0             0
-----------------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                        73          15,807          260         4,610         1,752
-----------------------------------------------------------------------------------------------------------------------------------
Accrued investment advisory fee                                         26             405           75           933           606
-----------------------------------------------------------------------------------------------------------------------------------
Accrued administration fee                                              19             253           50           746           373
-----------------------------------------------------------------------------------------------------------------------------------
Accrued distribution fee                                                15              81           29         1,273           516
-----------------------------------------------------------------------------------------------------------------------------------
Accrued servicing fee                                                    7              89           16           466           233
-----------------------------------------------------------------------------------------------------------------------------------
Variation margin payable                                                 0               0            0             0             0
-----------------------------------------------------------------------------------------------------------------------------------
Due to custodial bank                                                   97           5,015        2,518             0             0
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     8,689          61,884        7,233        23,545        96,440
===================================================================================================================================

Net Assets                                                        $ 72,642    $  1,103,626  $   202,005  $  2,433,050  $  1,264,903
===================================================================================================================================

Net Assets Consist of:
Paid in capital                                                   $ 63,012    $    756,091  $   157,826  $  1,484,604  $    799,215
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                    6           1,527        4,946             1             0
-----------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain (loss)                   3,937         123,654       19,846       374,990        58,521
-----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                           5,687         222,354       19,387       573,455       407,167
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  $ 72,642    $  1,103,626  $   202,005  $  2,433,050  $  1,264,903
===================================================================================================================================

Net Assets:
Class A                                                           $  9,719    $     91,296  $    17,342  $    227,638  $    313,946
-----------------------------------------------------------------------------------------------------------------------------------
Class B                                                             12,304          55,094       21,732       133,850       351,876
-----------------------------------------------------------------------------------------------------------------------------------
Class C                                                             12,989          81,099       26,016     2,064,450       580,251
-----------------------------------------------------------------------------------------------------------------------------------
Other Classes                                                       37,630         876,137      136,915         7,112        18,830
-----------------------------------------------------------------------------------------------------------------------------------

Shares Issued and Outstanding:
Class A                                                                882           3,425        1,113         6,671         8,382
-----------------------------------------------------------------------------------------------------------------------------------
Class B                                                              1,123           2,096        1,402         4,297         9,750
-----------------------------------------------------------------------------------------------------------------------------------
Class C                                                              1,185           3,082        1,676        66,282        16,082
-----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value and Redemption Price* Per Share
   (Net Assets Per Share Outstanding)
Class A                                                           $  11.02    $      26.65  $     15.58  $      34.12  $      37.46
-----------------------------------------------------------------------------------------------------------------------------------
Class B                                                              10.96           26.29        15.50         31.15         36.09
-----------------------------------------------------------------------------------------------------------------------------------
Class C                                                              10.96           26.31        15.52         31.15         36.08
-----------------------------------------------------------------------------------------------------------------------------------

Cost of Investments Owned                                         $ 74,786    $    934,433  $   180,043  $  1,858,686  $    887,549
===================================================================================================================================
Cost of Foreign Currency Held                                     $      0    $          0  $         0  $          0  $          0
===================================================================================================================================

*With respect to the Retail Classes, the redemption price varies by the length of time the shares are held.


58  See accompanying notes

                                                               International  Mid-Cap       Opportunity   Precious      Renaissance
                                                               Fund           Growth Fund   Fund          Metals Fund   Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments, at value                                          $     141,510  $  1,022,454  $    430,142  $     18,001  $   651,001
-----------------------------------------------------------------------------------------------------------------------------------
Cash and foreign currency                                              5,913           140           234           728        6,508
-----------------------------------------------------------------------------------------------------------------------------------
Receivable for investments and foreign currency sold                   6,397         4,923        22,024           337       22,149
-----------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                          436         4,079           330         4,352          854
-----------------------------------------------------------------------------------------------------------------------------------
Variation margin receivable                                                0             0             0             0            0
-----------------------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                                        648           958            55            38          658
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     154,904     1,032,554       452,785        23,456      681,170
===================================================================================================================================

Liabilities:
Payable for investments and foreign currency purchased         $       4,583  $     14,879  $     17,895  $        151  $    17,499
-----------------------------------------------------------------------------------------------------------------------------------
Written options outstanding                                                0             0             0             0            0
-----------------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                         993         8,744         1,207            43        2,828
-----------------------------------------------------------------------------------------------------------------------------------
Accrued investment advisory fee                                           63           363           219             8          322
-----------------------------------------------------------------------------------------------------------------------------------
Accrued administration fee                                                72           240           135             6          215
-----------------------------------------------------------------------------------------------------------------------------------
Accrued distribution fee                                                  67           119           183             7          347
-----------------------------------------------------------------------------------------------------------------------------------
Accrued servicing fee                                                     28            84            84             3          134
-----------------------------------------------------------------------------------------------------------------------------------
Variation margin payable                                                  11             0             0             0            0
-----------------------------------------------------------------------------------------------------------------------------------
Due to custodial bank                                                      0             0             0             0            0
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       5,817        24,429        19,723           218       21,345
===================================================================================================================================

Net Assets                                                     $     149,087  $  1,008,125  $    433,062  $     23,238  $   659,825
===================================================================================================================================

Net Assets Consist of:
Paid in capital                                                $     121,576  $    859,420  $    290,503  $     42,090  $   542,158
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                 (1,499)        1,312        12,827           (95)      41,268
-----------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain (loss)                    14,242           640        73,039       (14,988)      53,387
-----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                            14,768       146,753        56,693        (3,769)      23,012
-----------------------------------------------------------------------------------------------------------------------------------
                                                               $     149,087  $  1,008,125  $    433,062  $     23,238  $   659,825
===================================================================================================================================

Net Assets:
Class A                                                        $      18,865  $    124,680  $    121,507  $      7,826  $    90,445
-----------------------------------------------------------------------------------------------------------------------------------
Class B                                                                9,478        84,698           251         3,921      126,576
-----------------------------------------------------------------------------------------------------------------------------------
Class C                                                              101,320       112,507       308,877        11,491      442,049
-----------------------------------------------------------------------------------------------------------------------------------
Other Classes                                                         19,424       686,240         2,427             0          755
-----------------------------------------------------------------------------------------------------------------------------------

Shares Issued and Outstanding:
Class A                                                                1,516         5,463         4,507         1,598        4,966
-----------------------------------------------------------------------------------------------------------------------------------
Class B                                                                  824         3,775            11           862        7,035
-----------------------------------------------------------------------------------------------------------------------------------
Class C                                                                8,811         5,014        12,765         2,538       24,680
-----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value and Redemption Price* Per Share
   (Net Assets Per Share Outstanding)
Class A                                                        $       12.45  $      22.82  $      26.96  $       4.90  $     18.21
-----------------------------------------------------------------------------------------------------------------------------------
Class B                                                                11.51         22.43         24.20          4.55        17.99
-----------------------------------------------------------------------------------------------------------------------------------
Class C                                                                11.50         22.44         24.19          4.53        17.91
-----------------------------------------------------------------------------------------------------------------------------------

Cost of Investments Owned                                      $     126,506  $    875,701  $    373,449  $     21,783  $   627,988
===================================================================================================================================
Cost of Foreign Currency Held                                  $       5,998  $          0  $          0  $        576  $         0
===================================================================================================================================

                                                                  Small-Cap                 Tax-Efficient
                                                                  Value Fund   Target Fund  Equity Fund   Value Fund   Value 25 Fund

                                                                  ------------------------------------------------------------------
Assets:
Investments, at value                                             $  396,722  $  1,146,022  $     28,146  $    229,367 $      2,541
-----------------------------------------------------------------------------------------------------------------------------------
Cash and foreign currency                                              1,054           565             0             9            0
-----------------------------------------------------------------------------------------------------------------------------------
Receivable for investments and foreign currency sold                     760        43,271             0         4,806          625
-----------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                        1,508         5,397           249           342           39
-----------------------------------------------------------------------------------------------------------------------------------
Variation margin receivable                                                0             0             0             0            0
-----------------------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                                      1,006           110            20           672            2
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     401,050     1,195,365        28,415       235,196        3,207
===================================================================================================================================

Liabilities:
Payable for investments and foreign currency purchased            $    1,297  $     24,462  $        197  $      3,062  $       736
-----------------------------------------------------------------------------------------------------------------------------------
Written options outstanding                                                0             0             0             0            0
-----------------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                       1,605         3,023           155           233          257
-----------------------------------------------------------------------------------------------------------------------------------
Accrued investment advisory fee                                          192           488            10            91            1
-----------------------------------------------------------------------------------------------------------------------------------
Accrued administration fee                                               118           355             8            68            1
-----------------------------------------------------------------------------------------------------------------------------------
Accrued distribution fee                                                 127           574            10            71            1
-----------------------------------------------------------------------------------------------------------------------------------
Accrued servicing fee                                                     68           222             5            33            0
-----------------------------------------------------------------------------------------------------------------------------------
Variation margin payable                                                   0             0             0             0            0
-----------------------------------------------------------------------------------------------------------------------------------
Due to custodial bank                                                      0             0            79             0           22
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       3,407        29,124           464         3,558        1,018
===================================================================================================================================

Net Assets                                                        $  397,643  $  1,166,241  $     27,951  $    231,638  $     2,189
===================================================================================================================================

Net Assets Consist of:
Paid in capital                                                   $  414,727  $    822,586  $     24,894  $    189,075  $     2,215
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                  3,303        67,742            (5)       10,727           10
-----------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain (loss)                   (12,072)       43,636          (228)       12,987          (84)
-----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                            (8,315)      232,277         3,290        18,849           48
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  $  397,643  $  1,166,241  $     27,951  $    231,638  $     2,189
===================================================================================================================================

Net Assets:
Class A                                                           $  107,569  $    170,277  $      6,579  $     22,267  $       287
-----------------------------------------------------------------------------------------------------------------------------------
Class B                                                               96,994        78,659         6,370        36,314          840
-----------------------------------------------------------------------------------------------------------------------------------
Class C                                                              112,926       910,494        10,742        80,594          833
-----------------------------------------------------------------------------------------------------------------------------------
Other Classes                                                         80,154         6,811         4,260        92,463          229
-----------------------------------------------------------------------------------------------------------------------------------

Shares Issued and Outstanding:
Class A                                                                6,753         9,608           567         1,456           32
-----------------------------------------------------------------------------------------------------------------------------------
Class B                                                                6,142         4,786           554         2,379           94
-----------------------------------------------------------------------------------------------------------------------------------
Class C                                                                7,141        55,406           933         5,279           93
-----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value and Redemption Price* Per Share
   (Net Assets Per Share Outstanding)
Class A                                                           $    15.93  $      17.72   $     11.59  $      15.29  $      8.96
-----------------------------------------------------------------------------------------------------------------------------------
Class B                                                                15.79         16.44         11.51         15.26         8.92
-----------------------------------------------------------------------------------------------------------------------------------
Class C                                                                15.82         16.43         11.51         15.26         8.93
-----------------------------------------------------------------------------------------------------------------------------------

Cost of Investments Owned                                         $  405,037  $    913,744   $    24,856  $    210,518  $     2,492
===================================================================================================================================
Cost of Foreign Currency Held                                     $        0  $          0   $         0  $          0  $         0
===================================================================================================================================

                                                      See accompanying notes  59

Statements of Operations

For the period ended June 30, 1999

                                                                                 Capital
                                                                                 Appreciation Equity Income               Innovation
Amounts in thousands                                              Balanced Fund  Fund         Fund          Growth Fund   Fund
                                                                  ------------------------------------------------------------------
Investment Income:
Dividends, net of foreign taxes                                    $        829  $     13,332 $      7,107  $     12,164  $     523
------------------------------------------------------------------------------------------------------------------------------------
Interest                                                                  1,626         1,771          278         3,340      2,234
------------------------------------------------------------------------------------------------------------------------------------
   Total Income                                                           2,455        15,103        7,385        15,504      2,757
====================================================================================================================================

Expenses:
Investment advisory fees                                                    311         5,058          893        10,729      4,454
------------------------------------------------------------------------------------------------------------------------------------
Administration fees                                                         220         3,130          580         8,581      2,740
------------------------------------------------------------------------------------------------------------------------------------
Distribution fees - Class B                                                  82           363          131           747      1,281
------------------------------------------------------------------------------------------------------------------------------------
Distribution fees - Class C                                                  83           561          173        13,944      2,580
------------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class A                                                     24           224           37           465        407
------------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class B                                                     27           121           44           249        427
------------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class C                                                     28           187           58         4,648        860
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or servicing fees - Other Classes                            0           516           29             0         19
------------------------------------------------------------------------------------------------------------------------------------
Trustees' fees                                                                5            86           15           165         44
------------------------------------------------------------------------------------------------------------------------------------
Interest expense                                                             17             2            1            24          1
------------------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                           797        10,248        1,961        39,552     12,813
------------------------------------------------------------------------------------------------------------------------------------

Net Investment Income (Loss)                                              1,658         4,855        5,424       (24,048)  (10,056)
====================================================================================================================================

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                                   4,055       127,483       28,130       412,268     85,853
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on futures and written options contracts           427             0            0         1,267     (3,778)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on foreign currency transactions                     0             0            0             0          0
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on investments        (716)      (27,333)      (8,864)      (30,494)   250,480
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
   on futures and written options contracts                                 (97)            0            0             0        324
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
   on translation of assets and liabilities denominated in foreign
   currencies                                                                 0             0            0             0          0
------------------------------------------------------------------------------------------------------------------------------------

   Net Gain (Loss)                                                        3,669       100,150       19,266       383,041    332,879
------------------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Assets Resulting from Operations         $     5,327  $    105,005  $    24,690  $    358,993  $ 322,823
====================================================================================================================================

*For the period July 10, 1998 to June 30, 1999.

60  See accompanying notes


                                                                    International Mid-Cap      Opportunity   Precious    Renaissance
                                                                    Fund          Growth Fund  Fund          Metals Fund Fund
                                                                    ----------------------------------------------------------------
Investment Income:
Dividends, net of foreign taxes                                     $     2,071  $      8,522  $       672  $        720  $   6,743
------------------------------------------------------------------------------------------------------------------------------------
Interest                                                                    155         2,371        1,496           137        923
------------------------------------------------------------------------------------------------------------------------------------
   Total Income                                                           2,226        10,893        2,168           857      7,666
====================================================================================================================================

Expenses:
Investment advisory fees                                                    754         3,927        3,171           126      3,771
------------------------------------------------------------------------------------------------------------------------------------
Administration fees                                                         878         2,642        1,951            94      2,514
------------------------------------------------------------------------------------------------------------------------------------
Distribution fees - Class B                                                  64           625            0            30        850
------------------------------------------------------------------------------------------------------------------------------------
Distribution fees - Class C                                                 812           919        2,641           100      3,216
------------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class A                                                     29           252          338             9        214
------------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class B                                                     21           209            0            10        284
------------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class C                                                    271           306          880            33      1,072
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or servicing fees - Other Classes                           17           236            0             0          1
------------------------------------------------------------------------------------------------------------------------------------
Trustees' fees                                                               11            64           41             2         49
------------------------------------------------------------------------------------------------------------------------------------
Interest expense                                                            130             0           17            37          7
------------------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                         2,987         9,180        9,039           441     11,978
------------------------------------------------------------------------------------------------------------------------------------

Net Investment Income (Loss)                                               (761)        1,713       (6,871)          416     (4,312)
====================================================================================================================================

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                                  18,157           867       91,858        (5,908)   101,571
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on futures and written options contracts            85             0        1,089             0       (642)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on foreign currency transactions                (2,202)            0            0             0         (1)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on investments     (16,468)        7,029      (86,017)        6,412    (42,439)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
   on futures and written options contracts                                 (87)            0            0             0        (77)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
   on translation of assets and liabilities denominated in foreign
   currencies                                                              (108)            0            0            13         (2)
------------------------------------------------------------------------------------------------------------------------------------

   Net Gain (Loss)                                                         (623)        7,896        6,930           517     58,410
------------------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Assets Resulting from Operations         $    (1,384) $      9,609  $        59  $        933  $  54,098
====================================================================================================================================

                                                                                                  Tax-
                                                                     Small-Cap                  Efficient                 Value 25
                                                                     Value Fund  Target Fund   Equity Fund*   Value Fund    Fund
                                                                     ---------------------------------------------------------------
Investment Income:
Dividends, net of foreign taxes                                     $    10,292  $      3,734  $       157  $      6,038  $      39
------------------------------------------------------------------------------------------------------------------------------------
Interest                                                                    707         3,131           14           250          4
------------------------------------------------------------------------------------------------------------------------------------
   Total Income                                                          10,999         6,865          171         6,288         43
====================================================================================================================================

Expenses:
Investment advisory fees                                                  2,215         5,838           57         1,044          8
------------------------------------------------------------------------------------------------------------------------------------
Administration fees                                                       1,373         4,244           49           778          6
------------------------------------------------------------------------------------------------------------------------------------
Distribution fees - Class B                                                 738           528           21           250          3
------------------------------------------------------------------------------------------------------------------------------------
Distribution fees - Class C                                                 835         6,383           38           585          4
------------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class A                                                    226           348            8            51          1
------------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class B                                                    246           176            7            83          1
------------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class C                                                    279         2,128           13           195          1
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or servicing fees - Other Classes                           41             2            4            39          0
------------------------------------------------------------------------------------------------------------------------------------
Trustees' fees                                                               28            82            1            18          0
------------------------------------------------------------------------------------------------------------------------------------
Interest expense                                                              0            16            0             0          1
------------------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                         5,981        19,745          198         3,043         25
------------------------------------------------------------------------------------------------------------------------------------

Net Investment Income (Loss)                                              5,018       (12,880)         (27)        3,245         18
====================================================================================================================================

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                                 (11,944)      123,732         (228)       29,420        (84)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on futures and written options contracts             0         1,262            0             0          0
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on foreign currency transactions                     0             0            0             0          0
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on investments     (15,379)       38,444        3,290        (6,992)        48
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
   on futures and written options contracts                                   0             0            0             0          0
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
   on translation of assets and liabilities denominated in foreign
   currencies                                                                 0             0            0             0          0
------------------------------------------------------------------------------------------------------------------------------------
   Net Gain (Loss)                                                      (27,323)      163,438        3,062        22,428        (36)
------------------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease) in Assets Resulting from Operations         $   (22,305)  $   150,558      $ 3,035  $     25,673  $     (18)
====================================================================================================================================

                                                                                                          See accompanying notes  61

Statements of Changes in Net Assets

Amounts in thousands                                 Balanced Fund                     Capital Appreciation Fund
                                                     ------------------------------------------------------------------

                                                        Year Ended       Year Ended       Year Ended       Year Ended
Increase (Decrease) in Net Assets from:              June 30, 1999    June 30, 1998    June 30, 1999    June 30, 1998

Operations:
Net investment income (loss)                         $     1,658      $     1,822      $     4,855      $     4,296
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                   4,482           11,033          127,483           89,980
-----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)        (813)          (1,046)         (27,333)         125,025
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations          5,327           11,809          105,005          219,301
=======================================================================================================================

Distributions to Shareholders:

From net investment income
   Class A                                                  (212)            (130)            (397)             (56)
-----------------------------------------------------------------------------------------------------------------------
   Class B                                                  (180)            (100)               0              (40)
-----------------------------------------------------------------------------------------------------------------------
   Class C                                                  (187)             (98)               0              (81)
-----------------------------------------------------------------------------------------------------------------------
   Other Classes                                            (994)          (1,462)          (5,209)          (3,653)
-----------------------------------------------------------------------------------------------------------------------
From net realized capital gains
   Class A                                                (1,439)            (495)          (6,025)            (881)
-----------------------------------------------------------------------------------------------------------------------
   Class B                                                (1,545)            (247)          (3,186)            (754)
-----------------------------------------------------------------------------------------------------------------------
   Class C                                                (1,545)            (285)          (5,032)          (2,428)
-----------------------------------------------------------------------------------------------------------------------
   Other Classes                                          (5,061)          (5,071)         (56,464)         (46,281)
-----------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains
   Class A                                                     0                0                0                0
-----------------------------------------------------------------------------------------------------------------------
   Class B                                                     0                0                0                0
-----------------------------------------------------------------------------------------------------------------------
   Class C                                                     0                0                0                0
-----------------------------------------------------------------------------------------------------------------------
   Other Classes                                               0                0                0                0
-----------------------------------------------------------------------------------------------------------------------

Total Distributions                                      (11,163)          (7,888)         (76,313)         (54,174)
=======================================================================================================================

Fund Share Transactions:
Receipts for shares sold
   Class A                                                 5,467           10,035           43,847           66,636
-----------------------------------------------------------------------------------------------------------------------
   Class B                                                 5,866            8,086           21,095           35,779
-----------------------------------------------------------------------------------------------------------------------
   Class C                                                 6,990            7,888           33,638           62,600
-----------------------------------------------------------------------------------------------------------------------
   Other Classes                                           4,412            5,975          592,800          395,404
-----------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
   Class A                                                   926              602            5,855              887
-----------------------------------------------------------------------------------------------------------------------
   Class B                                                 1,506              302            3,012              737
-----------------------------------------------------------------------------------------------------------------------
   Class C                                                 1,609              367            4,830            2,440
-----------------------------------------------------------------------------------------------------------------------
   Other Classes                                           6,005            6,512           49,228           39,039
-----------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
   Class A                                                (5,360)          (1,454)         (34,758)          (8,606)
-----------------------------------------------------------------------------------------------------------------------
   Class B                                                (3,179)            (827)         (11,806)          (1,820)
-----------------------------------------------------------------------------------------------------------------------
   Class C                                                (3,302)            (943)         (31,014)         (13,721)
---------------------------------------------------  -------------------------------   --------------------------------
   Other Classes                                         (10,716)         (36,139)        (725,336)        (182,910)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting
   from Fund share transactions                           10,224              404          (48,609)         396,465
-----------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                    4,388            4,325          (19,917)         561,592
=======================================================================================================================

Net Assets:
Beginning of period                                       68,254           63,929        1,123,543          561,951
-----------------------------------------------------------------------------------------------------------------------
End of period *                                      $    72,642      $    68,254      $ 1,103,626      $ 1,123,543
-----------------------------------------------------------------------------------------------------------------------

*Including net undistributed
(overdistributed) investment income of:              $         6      $     2,578      $     1,527      $     2,964
-----------------------------------------------------------------------------------------------------------------------

Amounts in thousands                                     Equity Income Fund
                                                         ---------------------------------
                                                            Year Ended       Year Ended
Increase (Decrease) in Net Assets from:                  June 30, 1999    June 30, 1998

Operations:
Net investment income (loss)                             $     5,424      $     4,503
------------------------------------------------------------------------------------------
Net realized gain (loss)                                      28,130           23,527
------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)          (8,864)           4,261
------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations             24,690           32,291
------------------------------------------------------------------------------------------

Distributions to Shareholders:
From net investment income
   Class A                                                      (395)            (214)
------------------------------------------------------------------------------------------
   Class B                                                      (354)            (152)
------------------------------------------------------------------------------------------
   Class C                                                      (440)            (244)
------------------------------------------------------------------------------------------
   Other Classes                                              (4,130)          (3,825)
------------------------------------------------------------------------------------------
From net realized capital gains
   Class A                                                    (1,680)          (1,062)
------------------------------------------------------------------------------------------
   Class B                                                    (1,999)            (745)
------------------------------------------------------------------------------------------
   Class C                                                    (2,668)          (1,348)
------------------------------------------------------------------------------------------
   Other Classes                                             (16,320)         (17,552)
------------------------------------------------------------------------------------------
In excess of net realized capital gains
   Class A                                                         0                0
------------------------------------------------------------------------------------------
   Class B                                                         0                0
------------------------------------------------------------------------------------------
   Class C                                                         0                0
------------------------------------------------------------------------------------------
   Other Classes                                                   0                0
------------------------------------------------------------------------------------------

Total Distributions                                          (27,986)         (25,142)
==========================================================================================

Fund Share Transactions:
Receipts for shares sold
   Class A                                                     8,352           13,092
------------------------------------------------------------------------------------------
   Class B                                                     9,636           12,684
------------------------------------------------------------------------------------------
   Class C                                                    20,733           18,527
------------------------------------------------------------------------------------------
   Other Classes                                              35,370           20,453
------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
   Class A                                                     1,967            1,244
------------------------------------------------------------------------------------------
   Class B                                                     2,148              825
------------------------------------------------------------------------------------------
   Class C                                                     2,982            1,506
------------------------------------------------------------------------------------------
   Other Classes                                              20,074           20,925
------------------------------------------------------------------------------------------
Cost of shares redeemed
   Class A                                                    (5,776)          (3,164)
------------------------------------------------------------------------------------------
   Class B                                                    (5,140)            (961)
------------------------------------------------------------------------------------------
   Class C                                                   (20,521)          (3,868)
------------------------------------------------------------------------------------------
   Other Classes                                             (66,231)         (26,929)
------------------------------------------------------------------------------------------
Net increase (decrease) resulting
   from Fund share transactions                                3,594           54,334
------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                          298           61,483
==========================================================================================

Net Assets:

Beginning of period                                          201,707          140,224
------------------------------------------------------------------------------------------
End of period *                                          $   202,005      $   201,707
------------------------------------------------------------------------------------------

*Including net undistributed
(overdistributed) investment income of:                  $     4,946      $     4,754
------------------------------------------------------------------------------------------

See accompanying notes

Amounts in thousands                                Growth Fund                       Innovation Fund
                                                    ------------------------------------------------------------------
                                                       Year Ended       Year Ended       Year Ended       Year Ended
Increase (Decrease) in Net Assets from:             June 30, 1999    June 30, 1998    June 30, 1999    June 30, 1998

Operations:
Net investment income (loss)                        $   (24,048)     $   (17,931)     $   (10,056)     $    (4,786)
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                413,535          344,619           82,075           18,138
-----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)    (30,494)         312,858          250,804          109,570
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations       358,993          639,546          322,823          122,922
=======================================================================================================================

Distributions to Shareholders:
From net investment income
   Class A                                                    0                0                0                0
-----------------------------------------------------------------------------------------------------------------------
   Class B                                                    0                0                0                0
-----------------------------------------------------------------------------------------------------------------------
   Class C                                                    0                0                0                0
-----------------------------------------------------------------------------------------------------------------------
   Other Classes                                              0                0                0                0
-----------------------------------------------------------------------------------------------------------------------
From net realized capital gains
   Class A                                              (21,401)         (22,078)          (4,919)          (2,994)
-----------------------------------------------------------------------------------------------------------------------
   Class B                                              (11,617)          (9,680)          (5,496)          (3,093)
-----------------------------------------------------------------------------------------------------------------------
   Class C                                             (230,472)        (241,892)         (12,996)          (9,130)
-----------------------------------------------------------------------------------------------------------------------
   Other Classes                                              0                0             (143)               0
-----------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains
   Class A                                                    0                0                0             (528)
-----------------------------------------------------------------------------------------------------------------------
   Class B                                                    0                0                0             (546)
-----------------------------------------------------------------------------------------------------------------------
   Class C                                                    0                0                0           (1,611)
-----------------------------------------------------------------------------------------------------------------------
   Other Classes                                              0                0                0                0
-----------------------------------------------------------------------------------------------------------------------

Total Distributions                                    (263,490)        (273,650)         (23,554)         (17,902)
=======================================================================================================================

Fund Share Transactions:
Receipts for shares sold
   Class A                                              592,678          330,680          670,706          353,943
-----------------------------------------------------------------------------------------------------------------------
   Class B                                               68,949           16,100          222,514           18,925
-----------------------------------------------------------------------------------------------------------------------
   Class C                                              536,307          370,235          386,283           89,214
-----------------------------------------------------------------------------------------------------------------------
   Other Classes                                          7,429                0           31,776              124
-----------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
   Class A                                               20,136           20,743            4,539            3,237
-----------------------------------------------------------------------------------------------------------------------
   Class B                                               10,649            8,981            5,125            3,439
-----------------------------------------------------------------------------------------------------------------------
   Class C                                              215,697          226,702           12,329           10,261
-----------------------------------------------------------------------------------------------------------------------
   Other Classes                                              0                0              142                0
-----------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
   Class A                                             (577,520)        (355,128)        (517,708)        (351,255)
-----------------------------------------------------------------------------------------------------------------------
   Class B                                              (31,680)         (12,901)         (31,174)         (13,734)
-----------------------------------------------------------------------------------------------------------------------
   Class C                                             (618,382)        (574,802)        (188,880)        (103,423)
-----------------------------------------------------------------------------------------------------------------------
   Other Classes                                           (556)               0          (16,345)               0
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting
   from Fund share transactions                         223,707           30,610          579,307           10,731
-----------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                 319,210          396,506          878,576          115,751
=======================================================================================================================

Net Assets:
Beginning of period                                   2,113,840        1,717,334          386,327          270,576
-----------------------------------------------------------------------------------------------------------------------
End of period *                                     $ 2,433,050      $ 2,113,840      $ 1,264,903      $   386,327
-----------------------------------------------------------------------------------------------------------------------

*Including net undistributed
(overdistributed) investment income of:             $         1      $    54,147      $         0      $         0
-----------------------------------------------------------------------------------------------------------------------

Amounts in thousands                                 International Fund                   Mid-Cap Growth Fund
                                                     ----------------------------------   --------------------------------
                                                            Year Ended       Year Ended       Year Ended       Year Ended
Increase (Decrease) in Net Assets from:                  June 30, 1999    June 30, 1998    June 30, 1999    June 30, 1998

Operations:
Net investment income (loss)                             $      (761)     $      (580)     $     1,713      $       841
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                      16,040            8,506              867           58,714
-----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)         (16,663)           7,290            7,029           57,682
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations             (1,384)          15,216            9,609          117,237
-----------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:
From net investment income
   Class A                                                         0                0              (33)             (41)
-----------------------------------------------------------------------------------------------------------------------
   Class B                                                         0                0                0                0
-----------------------------------------------------------------------------------------------------------------------
   Class C                                                         0                0                0                0
-----------------------------------------------------------------------------------------------------------------------
   Other Classes                                                   0                0             (390)          (1,454)
-----------------------------------------------------------------------------------------------------------------------
From net realized capital gains
   Class A                                                      (772)          (1,244)          (4,870)          (1,205)
-----------------------------------------------------------------------------------------------------------------------
   Class B                                                      (789)            (719)          (4,178)          (2,602)
-----------------------------------------------------------------------------------------------------------------------
   Class C                                                   (10,255)         (11,750)          (6,249)          (4,570)
-----------------------------------------------------------------------------------------------------------------------
   Other Classes                                                (196)               0          (25,986)         (21,860)
-----------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains
   Class A                                                         0                0                0                0
-----------------------------------------------------------------------------------------------------------------------
   Class B                                                         0                0                0                0
-----------------------------------------------------------------------------------------------------------------------
   Class C                                                         0                0                0                0
-----------------------------------------------------------------------------------------------------------------------
   Other Classes                                                   0                0                0                0
-----------------------------------------------------------------------------------------------------------------------

Total Distributions                                          (12,012)         (13,713)         (41,706)         (31,732)
========================================================================================================================

Fund Share Transactions:
Receipts for shares sold
   Class A                                                   387,777          283,880          138,060          104,053
-----------------------------------------------------------------------------------------------------------------------
   Class B                                                    36,095            7,431           27,453           54,506
-----------------------------------------------------------------------------------------------------------------------
   Class C                                                   312,239          268,540           33,931           90,916
-----------------------------------------------------------------------------------------------------------------------
   Other Classes                                              21,694                0          745,822          351,303
-----------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
   Class A                                                       724            1,179           4,388             1,158
-----------------------------------------------------------------------------------------------------------------------
   Class B                                                       714              643            3,823            2,327
-----------------------------------------------------------------------------------------------------------------------
   Class C                                                     9,591           10,909            5,858            4,187
-----------------------------------------------------------------------------------------------------------------------
   Other Classes                                                 196                0           24,449           22,766
-----------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
   Class A                                                  (384,482)        (292,362)         (73,016)         (64,062)
-----------------------------------------------------------------------------------------------------------------------
   Class B                                                   (35,264)          (7,860)         (25,970)          (7,281)
-----------------------------------------------------------------------------------------------------------------------
   Class C                                                  (337,461)        (314,820)         (58,559)         (21,124)
-----------------------------------------------------------------------------------------------------------------------
   Other Classes                                              (3,792)               0         (579,895)        (217,945)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting
   from Fund share transactions                                8,031          (42,460)         246,344          320,804
-----------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                       (5,365)         (40,957)         214,247          406,309
========================================================================================================================

Net Assets:
Beginning of period                                          154,452          195,409          793,878          387,569
-----------------------------------------------------------------------------------------------------------------------
End of period *                                          $   149,087      $   154,452      $ 1,008,125      $   793,878
-----------------------------------------------------------------------------------------------------------------------

*Including net undistributed
(overdistributed) investment income of:                  $    (1,499)     $      (338)     $     1,312      $        52
-----------------------------------------------------------------------------------------------------------------------



Amounts in thousands                                       Opportunity Fund
                                                     ------------------------------------
                                                              Year Ended       Year Ended
Increase (Decrease) in Net Assets from:                    June 30, 1999    June 30, 1998

Operations:
Net investment income (loss)                               $    (6,871)     $   (11,377)
----------------------------------------------------------------------------------------
Net realized gain (loss)                                        92,947          134,358
----------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)           (86,017)         (16,839)
----------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations                   59          106,142
----------------------------------------------------------------------------------------

Distributions to Shareholders:
From net investment income
   Class A                                                           0                0
----------------------------------------------------------------------------------------
   Class B                                                           0                0
----------------------------------------------------------------------------------------
   Class C                                                           0                0
----------------------------------------------------------------------------------------
   Other Classes                                                     0                0
----------------------------------------------------------------------------------------
From net realized capital gains
   Class A                                                     (21,702)         (13,050)
----------------------------------------------------------------------------------------
   Class B                                                           0                0
----------------------------------------------------------------------------------------
   Class C                                                     (66,672)         (40,210)
----------------------------------------------------------------------------------------
   Other Classes                                                     0                0
----------------------------------------------------------------------------------------
In excess of net realized capital gains
   Class A                                                           0                0
----------------------------------------------------------------------------------------
   Class B                                                           0                0
----------------------------------------------------------------------------------------
   Class C                                                           0                0
----------------------------------------------------------------------------------------
   Other Classes                                                     0                0
----------------------------------------------------------------------------------------

Total Distributions                                            (88,374)         (53,260)
========================================================================================

Fund Share Transactions:
Receipts for shares sold
   Class A                                                   1,327,819          595,236
----------------------------------------------------------------------------------------
   Class B                                                         599                0
----------------------------------------------------------------------------------------
   Class C                                                     394,360          548,593
----------------------------------------------------------------------------------------
   Other Classes                                                 2,418                0
----------------------------------------------------------------------------------------
Issued as reinvestment of distributions
   Class A                                                      19,986           12,054
----------------------------------------------------------------------------------------
   Class B                                                           0                0
----------------------------------------------------------------------------------------
   Class C                                                      61,578           36,779
----------------------------------------------------------------------------------------
   Other Classes                                                     0                0
----------------------------------------------------------------------------------------
Cost of shares redeemed
   Class A                                                  (1,413,716)        (639,360)
----------------------------------------------------------------------------------------
   Class B                                                        (534)               0
----------------------------------------------------------------------------------------
   Class C                                                    (571,940)        (748,168)
----------------------------------------------------------------------------------------
   Other Classes                                                  (139)               0
----------------------------------------------------------------------------------------
Net increase (decrease) resulting
   from Fund share transactions                               (179,569)        (194,866)
----------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                       (267,884)        (141,984)
=========================================================================================

Net Assets:
Beginning of period                                            700,946          842,930
----------------------------------------------------------------------------------------
End of period *                                            $   433,062      $   700,946
----------------------------------------------------------------------------------------

*Including net undistributed
(overdistributed) investment income of:                    $    12,827      $         0
----------------------------------------------------------------------------------------
                                                               See accompanying notes 63

Amounts in thousands                                                         Precious Metals Fund
                                                                       -----------------------------
                                                                           Year Ended    Year Ended
Increase (Decrease) in Net Assets from:                                 June 30, 1999 June 30, 1998
Operations:
Net investment income (loss)                                           $       416    $        22
----------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                    (5,908)        (8,090)
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                         6,425         (3,094)
----------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations                              933        (11,162)
====================================================================================================

Distributions to Shareholders:
From net investment income
        Class A                                                                (37)             0
----------------------------------------------------------------------------------------------------
        Class B                                                                (75)             0
----------------------------------------------------------------------------------------------------
        Class C                                                               (288)             0
----------------------------------------------------------------------------------------------------
        Other Classes                                                            0              0
----------------------------------------------------------------------------------------------------
In excess of net investment income
        Class A                                                                (10)             0
----------------------------------------------------------------------------------------------------
        Class B                                                                (20)             0
----------------------------------------------------------------------------------------------------
        Class C                                                                (78)             0
----------------------------------------------------------------------------------------------------
        Other Classes                                                            0              0
----------------------------------------------------------------------------------------------------
From net realized capital gains
        Class A                                                                  0              0
----------------------------------------------------------------------------------------------------
        Class B                                                                  0              0
----------------------------------------------------------------------------------------------------
        Class C                                                                  0              0
----------------------------------------------------------------------------------------------------
        Other Classes                                                            0              0
----------------------------------------------------------------------------------------------------
In excess of net realized capital gains
        Class A                                                                  0              0
----------------------------------------------------------------------------------------------------
        Class B                                                                  0              0
----------------------------------------------------------------------------------------------------
        Class C                                                                  0              0
----------------------------------------------------------------------------------------------------
        Other Classes                                                            0              0
----------------------------------------------------------------------------------------------------

Total Distributions                                                           (508)             0
====================================================================================================

Fund Share Transactions:
Receipts for shares sold
        Class A                                                            172,538        371,343
----------------------------------------------------------------------------------------------------
        Class B                                                              4,487          8,049
----------------------------------------------------------------------------------------------------
        Class C                                                            158,888        124,855
----------------------------------------------------------------------------------------------------
        Other Classes                                                            0              0
----------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
        Class A                                                                 46              0
----------------------------------------------------------------------------------------------------
        Class B                                                                 95              0
----------------------------------------------------------------------------------------------------
        Class C                                                                363              0
----------------------------------------------------------------------------------------------------
        Other Classes                                                            0              0
----------------------------------------------------------------------------------------------------
Cost of shares redeemed
        Class A                                                           (170,496)      (370,208)
----------------------------------------------------------------------------------------------------
        Class B                                                             (4,167)        (6,475)
----------------------------------------------------------------------------------------------------
        Class C                                                           (164,482)      (124,238)
----------------------------------------------------------------------------------------------------
        Other Classes                                                            0              0
----------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund share transactions              (2,728)         3,326
----------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                                     (2,303)        (7,836)
====================================================================================================

Net Assets:
Beginning of period                                                         25,541         33,377
----------------------------------------------------------------------------------------------------
End of period*                                                         $    23,238    $    25,541
----------------------------------------------------------------------------------------------------
*Including net undistributed (overdistributed) investment income of:   $       (95)   $       (16)
----------------------------------------------------------------------------------------------------

64 See accompanying notes

Amounts in thousands                                                          Renaissance Fund
                                                                        ------------------------------
                                                                          Year Ended     Year Ended
Increase (Decrease) in Net Assets from:                                  June 30, 1999 June 30, 1998
Operations:
Net investment income (loss)                                             $    (4,312)   $    (1,489)
------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                     100,928        123,570
------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                         (42,518)         4,045
------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations                             54,098        126,126
======================================================================================================

Distributions to Shareholders:
From net investment income
        Class A                                                                    0           (170)
------------------------------------------------------------------------------------------------------
        Class B                                                                    0            (42)
------------------------------------------------------------------------------------------------------
        Class C                                                                    0           (213)
------------------------------------------------------------------------------------------------------
        Other Classes                                                              0              0
------------------------------------------------------------------------------------------------------
In excess of net investment income
        Class A                                                                    0              0
------------------------------------------------------------------------------------------------------
        Class B                                                                    0              0
------------------------------------------------------------------------------------------------------
        Class C                                                                    0              0
------------------------------------------------------------------------------------------------------
        Other Classes                                                              0              0
------------------------------------------------------------------------------------------------------
From net realized capital gains
        Class A                                                              (10,816)        (7,515)
 ------------------------------------------------------------------------------------------------------
        Class B                                                              (14,778)        (8,922)
------------------------------------------------------------------------------------------------------
        Class C                                                              (55,218)       (64,285)
------------------------------------------------------------------------------------------------------
        Other Classes                                                            (49)             0
------------------------------------------------------------------------------------------------------
In excess of net realized capital gains
        Class A                                                                    0              0
------------------------------------------------------------------------------------------------------
        Class B                                                                    0              0
------------------------------------------------------------------------------------------------------
        Class C                                                                    0              0
------------------------------------------------------------------------------------------------------
        Other Classes                                                              0              0
------------------------------------------------------------------------------------------------------

Total Distributions                                                          (80,861)       (81,147)
=======================================================================================================

Fund Share Transactions:
Receipts for shares sold
        Class A                                                              158,557        203,937
------------------------------------------------------------------------------------------------------
        Class B                                                               45,572         57,972
------------------------------------------------------------------------------------------------------
        Class C                                                              101,621        202,638
------------------------------------------------------------------------------------------------------
        Other Classes                                                          1,189            887
------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
        Class A                                                                9,525          7,011
------------------------------------------------------------------------------------------------------
        Class B                                                               13,419          8,021
------------------------------------------------------------------------------------------------------
        Class C                                                               51,677         59,208
------------------------------------------------------------------------------------------------------
        Other Classes                                                             38              0
------------------------------------------------------------------------------------------------------
Cost of shares redeemed
        Class A                                                             (161,529)      (164,942)
------------------------------------------------------------------------------------------------------
        Class B                                                              (29,608)        (7,786)
------------------------------------------------------------------------------------------------------
        Class C                                                             (159,492)      (138,986)
------------------------------------------------------------------------------------------------------
        Other Classes                                                         (1,405)             0
------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund share transactions                29,564        227,960
------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                                        2,801        272,939
======================================================================================================

Net Assets:
Beginning of period                                                          657,024        384,085
------------------------------------------------------------------------------------------------------
End of period *                                                          $   659,825    $   657,024
------------------------------------------------------------------------------------------------------

*Including net undistributed (overdistributed) investment income of:     $    41,268    $    46,534
------------------------------------------------------------------------------------------------------
Amounts in thousands                                                         Small-Cap Value Fund              Target Fund
                                                                         -----------------------------------------------------------
                                                                          Year Ended    Year Ended       Year Ended    Year Ended
Increase (Decrease) in Net Assets from:                                  June 30, 1999 June 30, 1998    June 30, 1999 June 30, 1998
Operations:
Net investment income (loss)                                             $     5,018    $     2,083    $   (12,880)   $   (13,703)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                     (11,944)        15,567        124,994        242,973
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                         (15,379)        (3,548)        38,444         56,862
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations                            (22,305)        14,102        150,558        286,132
====================================================================================================================================

Distributions to Shareholders:
From net investment income
        Class A                                                               (1,065)          (226)             0              0
------------------------------------------------------------------------------------------------------------------------------------
        Class B                                                                 (416)          (310)             0              0
------------------------------------------------------------------------------------------------------------------------------------
        Class C                                                                 (329)          (410)             0              0
------------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                                         (1,043)          (394)             0              0
------------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income
        Class A                                                                    0              0              0              0
------------------------------------------------------------------------------------------------------------------------------------
        Class B                                                                    0              0              0              0
------------------------------------------------------------------------------------------------------------------------------------
        Class C                                                                    0              0              0              0
------------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                                              0              0              0              0
------------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
        Class A                                                                    0         (1,098)        (7,963)       (35,690)
------------------------------------------------------------------------------------------------------------------------------------
        Class B                                                                    0         (2,248)        (4,561)       (18,642)
------------------------------------------------------------------------------------------------------------------------------------
        Class C                                                                    0         (2,979)       (55,675)      (248,454)
------------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                                              0         (2,032)             0              0
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains
        Class A                                                               (2,675)             0              0              0
------------------------------------------------------------------------------------------------------------------------------------
        Class B                                                               (3,114)             0              0              0
------------------------------------------------------------------------------------------------------------------------------------
        Class C                                                               (3,425)             0              0              0
------------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                                         (2,175)             0              0              0
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                          (14,242)        (9,697)       (68,199)       (302,786)
====================================================================================================================================

Fund Share Transactions:
Receipts for shares sold
        Class A                                                               89,486         78,581      1,155,256      1,137,516
------------------------------------------------------------------------------------------------------------------------------------
        Class B                                                               36,302        105,195         17,814          9,446
------------------------------------------------------------------------------------------------------------------------------------
        Class C                                                               57,300        124,033        164,138        143,022
------------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                                         60,011         50,928          6,773              0
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
        Class A                                                                3,546          1,246          7,489         32,770
------------------------------------------------------------------------------------------------------------------------------------
        Class B                                                                3,299          2,393          4,207         17,256
------------------------------------------------------------------------------------------------------------------------------------
        Class C                                                                3,581          3,224         52,783        234,139
------------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                                          2,992          2,197              0              0
------------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
        Class A                                                              (53,980)       (10,783)    (1,168,422)    (1,171,453)
------------------------------------------------------------------------------------------------------------------------------------
        Class B                                                              (41,495)        (6,886)       (24,745)       (16,188)
------------------------------------------------------------------------------------------------------------------------------------
        Class C                                                              (64,820)       (18,158)      (317,299)      (371,192)
------------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                                        (36,584)       (40,655)          (311)             0
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund share transactions                59,638        291,315       (102,317)        15,316
------------------------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                                       23,091        295,720        (19,958)        (1,338)
====================================================================================================================================

Net Assets:
Beginning of period                                                          374,552         78,832      1,186,199      1,187,537
------------------------------------------------------------------------------------------------------------------------------------
End of period *                                                          $   397,643    $   374,552    $ 1,166,241    $ 1,186,199
------------------------------------------------------------------------------------------------------------------------------------

*Including net undistributed (overdistributed) investment income of:     $     3,303    $     6,285    $    67,742    $    37,813
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Tax-Efficient
Amounts in thousands                                                   Equity Fund              Value Fund           Value 25 Fund
                                                                       -------------------------------------------------------------
                                                                           Period from                                 Period from
                                                                         July 10, 1998     Year Ended    Year Ended  July 10, 1998
Increase (Decrease) in Net Assets from:                               to June 30, 1999  June 30, 1999 June 30, 1998  June 30, 1999
Operations:
Net investment income (loss)                                            $       (27)   $     3,245    $     2,032    $        18
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                       (228)        29,420         29,304            (84)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                          3,290         (6,992)         3,088             48
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations                             3,035         25,673         34,424            (18)
====================================================================================================================================

Distributions to Shareholders:
From net investment income
        Class A                                                                   0           (297)          (221)            (4)
------------------------------------------------------------------------------------------------------------------------------------
        Class B                                                                   0           (285)          (145)            (2)
------------------------------------------------------------------------------------------------------------------------------------
        Class C                                                                   0           (644)          (357)            (1)
------------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                                             0         (1,851)        (1,292)            (1)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income
        Class A                                                                   0              0              0              0
------------------------------------------------------------------------------------------------------------------------------------
        Class B                                                                   0              0              0              0
------------------------------------------------------------------------------------------------------------------------------------
        Class C                                                                   0              0              0              0
------------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                                             0              0              0              0
------------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
        Class A                                                                   0         (2,116)        (1,819)             0
------------------------------------------------------------------------------------------------------------------------------------
        Class B                                                                   0         (3,839)        (3,062)             0
------------------------------------------------------------------------------------------------------------------------------------
        Class C                                                                   0         (9,026)        (7,703)             0
------------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                                             0        (11,350)        (8,105)             0
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains
        Class A                                                                   0              0              0              0
------------------------------------------------------------------------------------------------------------------------------------
        Class B                                                                   0              0              0              0
------------------------------------------------------------------------------------------------------------------------------------
        Class C                                                                   0              0              0              0
------------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                                             0              0              0              0
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                               0        (29,408)       (22,704)            (8)
====================================================================================================================================

Fund Share Transactions:
Receipts for shares sold
        Class A                                                               7,152         40,949         19,311          1,532
------------------------------------------------------------------------------------------------------------------------------------
        Class B                                                               7,039          6,401          9,503          1,252
------------------------------------------------------------------------------------------------------------------------------------
        Class C                                                              11,845         17,743         33,261          1,157
------------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                                         4,070         34,047         28,033            388
------------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
        Class A                                                                   0          2,146          1,885              3
------------------------------------------------------------------------------------------------------------------------------------
        Class B                                                                   0          3,688          2,853              2
------------------------------------------------------------------------------------------------------------------------------------
        Class C                                                                   0          9,133          7,528              1
------------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                                             0         13,104          9,361              1
------------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
        Class A                                                              (1,370)       (42,344)       (16,080)        (1,197)
------------------------------------------------------------------------------------------------------------------------------------
        Class B                                                              (1,299)        (8,734)        (3,736)          (432)
------------------------------------------------------------------------------------------------------------------------------------
        Class C                                                              (2,363)       (32,134)       (20,988)          (343)
------------------------------------------------------------------------------------------------------------------------------------
        Other Classes                                                          (158)       (47,985)       (23,096)          (149)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund share transactions               24,916         (3,986)        47,835          2,215
------------------------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                                      27,951         (7,721)        59,555          2,189
====================================================================================================================================

Net Assets:
Beginning of period                                                               0        239,359        179,804              0
------------------------------------------------------------------------------------------------------------------------------------
End of period *                                                         $    27,951    $   231,638    $   239,359    $     2,189
------------------------------------------------------------------------------------------------------------------------------------

*Including net undistributed (overdistributed) investment income of:    $        (5)   $    10,727    $     5,621    $        10
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                           See accompanying notes 65

Notes to Financial Statements

June 30, 1999

1. Organization
PIMCO Funds: Multi-Manager Series (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of twenty-six separate investment funds (the "Funds"). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A, B and C classes (the "Retail Classes") of the Trust. Certain detailed financial information for the Institutional, Administrative and D classes (the "Other Classes") is provided separately and is available upon request. On June 3, 1999, the Board of Trustees approved the merger of the PIMCO Funds:
Multi-Manager Series Balanced Fund to PIMCO Funds: Pacific Investment Management Series Strategic Balanced Fund.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guide-lines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid quarterly to shareholders of record by the Balanced, Equity Income, Renaissance and Value Funds. Dividends from net investment income, if any, are declared and paid at least annually to share-holders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Certain amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting and tax characterizations of distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the statement of operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Balanced Fund - $1,122; Equity Income Fund - $22,999; Growth Fund - $57,735; Innovation Fund - 24,825; International Fund - $331,529; Mid-Cap Growth Fund - $8,992; Precious Metals Fund - $8,118; Renaissance Fund - $70,391;

Small-Cap Value Fund - $2,070; Tax-Efficient Equity Fund - $35; Value Fund - $52,615; and Value 25 Fund - $110.

Futures and Options. Certain Funds are authorized to enter into futures and options contracts. A Fund may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures and options contracts are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures and options contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Repurchase Agreements. Each Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Delayed Delivery Transactions. A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

3. Fees, Expenses, and Related Party Transactions Investment Advisory Fee. PIMCO Advisors L.P. ("PIMCO Advisors") serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.50% for the Growth and Value 25 Funds; 0.55% for the Target and International Funds; 0.60% for the Renaissance, Small-Cap Value, and Precious Metals Funds; 0.65% for the Opportunity and Innovation Funds; and 0.45% for all other Funds. Each of the Funds also has a sub-advisor which, under the supervision of PIMCO Advisors, directs the investments of the Fund's assets. Other than the sub-advisor of the Precious Metals Fund, all of the sub-advisors are affiliates of PIMCO Advisors. The advisory fees received by PIMCO Advisors are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. PIMCO provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class' average daily net assets. The Administration Fee for the Retail Classes is charged at the annual rate of 0.65% for the International Fund; 0.45% for the Precious Metals Fund; and 0.40% for all other Funds. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.50% for the International and International Growth Funds and 0.25% for all other Funds. The Administration Fee for Class D is charged at the annual rate of 0.40%.

June 30, 1999

Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), formerly PIMCO Funds Distribution Company, a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.

     The Trust is permitted to reimburse out of the Administrative Class assets of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

     Pursuant to the Distribution and Servicing Plans adopted by the Retail and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Retail and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                                       Distribution Fee (%)    Servicing Fee (%)
--------------------------------------------------------------------------------
Class A
All Funds                                               --                  0.25
Class B
All Funds                                             0.75                  0.25
Class C
All Funds                                             0.75                  0.25
Class D
All Funds                                               --                  0.25

     PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Retail Classes shares. For the period ended June 30, 1999, PFD received $9,613,634 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees;
(iii) brokerage fees and commissions and other portfolio transaction expenses;
(iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trust-ees. The ratio of expenses to average net assets per share class, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

        Each unaffiliated Trustee receives an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee receives an additional annual retainer of $1,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the entire Board receives an additional annual retainer of $3,000. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Purchases and Sales of Securities
Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 1999 were as follows (amounts in thousands):

                              U.S. Government/Agency          All Other
                            --------------------------------------------------
                             Purchases        Sales    Purchases        Sales
------------------------------------------------------------------------------
Balanced Fund               $   95,179   $   93,336   $   62,227   $   63,077
Capital Appreciation Fund                              1,324,269    1,298,054
Equity Income Fund                                       143,274      157,110
Growth Fund                                            2,700,173    2,783,041
Innovation Fund                                        1,267,035      761,668
International Fund                                        72,005      103,899
Mid-Cap Growth Fund                                      915,099      700,331
Opportunity Fund                                         767,967    1,029,559
Precious Metals Fund                                      11,195       14,740
Renaissance Fund                                       1,341,957    1,391,833
Small-Cap Value Fund                                     268,878      209,792
Target Fund                                            2,263,365    2,448,230
Tax-Efficient Equity Fund                                 26,595        1,829
Value Fund                                               226,607      263,988
Value 25 Fund                                              5,210        2,768

5. Federal Income Tax Matters
As of June 30, 1999, the Fund listed in the table below had remaining capital loss carryforwards that were realized in current and prior years. Additionally, the International Fund, Precious Metals Fund, Small Cap Value Fund, Tax-Efficient Equity Fund, and Value 25 Fund realized capital losses and/or foreign currency losses during the period November 1, 1998 through June 30, 1999, which the Funds elected to defer to the following fiscal year pursuant to income tax regulations. The amounts are $332,309, $3,967,828, $573,480, $174,775, and $5,496 respectively.

The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

                                          Capital Loss Carryforwards
                                      -----------------------------------
                                      Realized Losses          Expiration
-------------------------------------------------------------------------
Precious Metals Fund                      $ 1,635,971           6/30/2006
                                            8,161,137           6/30/2007
Small Cap Value Fund                       10,713,421           6/30/2007
Tax-Efficient Equity Fund                      27,778           6/30/2007
Value 25 Fund                                  67,139           6/30/2007

6. Transactions in Written Call and Put Options
Transactions in written call and put options were as follows (amounts in thousands):

                                 Balanced Fund           Growth Fund           Innovation Fund        Opportunity Fund
                            -----------------------------------------------------------------------------------------------
                             Premium   Contracts     Premium   Contracts     Premium   Contracts     Premium   Contracts
                            -----------------------------------------------------------------------------------------------
Balance at 06/30/1998       $      0           0    $      0           0    $    650       1,500    $      0           0
Sales                             27          66       1,316       4,436       4,219       7,425       2,957      11,687
Closing Buys                       0           0        (340)       (956)     (3,566)     (6,598)       (340)     (1,000)
Expirations                      (18)        (47)       (976)     (3,480)     (1,141)     (2,000)       (775)     (3,500)
Exercised                          0           0           0           0        (162)       (327)     (1,842)     (7,187)
                            -----------------------------------------------------------------------------------------------
Balance at 06/30/1999       $      9          19    $      0           0    $      0           0    $      0           0
                            ===============================================================================================


                               Renaissance Fund           Target Fund
                             ----------------------------------------------
                              Premium   Contracts     Premium   Contracts
                             ----------------------------------------------
Balance at 06/30/1998        $    132         630    $      0           0
Sales                             704       4,351       1,590     112,700
Closing Buys                     (571)     (3,675)     (1,140)   (111,775)
Expirations                      (132)       (630)       (450)       (925)
Exercised                        (133)       (676)          0           0
                             ----------------------------------------------
Balance at 06/30/1999        $      0           0    $      0           0
                             ==============================================

7. In-Kind Transactions
For the year ended June 30, 1999, the following fund realized gains (losses) from in-kind redemptions of approximately (amounts in thousands):

Capital Appreciation Fund       $2,839

June 30, 1999

8. Shares of Beneficial Interest
The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                      Balanced Fund                           Capital Appreciation Fund
                                       -----------------------------------------------------------------------------------------
                                       Year Ended 6/30/1999  Year Ended 6/30/1998      Year Ended 6/30/1999 Year Ended 6/30/1998
                                       Shares       Amount   Shares       Amount       Shares       Amount   Shares       Amount
                                       -----------------------------------------------------------------------------------------
Receipts for shares sold
        Class A                           488    $   5,467      830    $  10,035        1,753    $  43,847    2,800    $  66,636
---------------------------------------------------------------------------------------------------------------------------------
        Class B                           524        5,866      688        8,086          863       21,095    1,489       35,779
---------------------------------------------------------------------------------------------------------------------------------
        Class C                           633        6,990      671        7,888        1,380       33,638    2,630       62,600
---------------------------------------------------------------------------------------------------------------------------------
        Other Classes                     401        4,412      504        5,975       23,619      592,800   16,465      395,404
---------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
        Class A                            89          926       53          602          249        5,855       38          887
---------------------------------------------------------------------------------------------------------------------------------
        Class B                           146        1,506       26          302          131        3,012       32          737
---------------------------------------------------------------------------------------------------------------------------------
        Class C                           155        1,609       32          367          209        4,830      106        2,440
---------------------------------------------------------------------------------------------------------------------------------
        Other Classes                     573        6,005      567        6,512        2,085       49,228    1,684       39,039
---------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
        Class A                          (486)      (5,360)    (124)      (1,454)      (1,376)     (34,758)    (348)      (8,606)
---------------------------------------------------------------------------------------------------------------------------------
        Class B                          (291)      (3,179)     (69)        (827)        (486)     (11,806)     (76)      (1,820)
---------------------------------------------------------------------------------------------------------------------------------
        Class C                          (305)      (3,302)     (82)        (943)      (1,280)     (31,014)    (583)     (13,721)
---------------------------------------------------------------------------------------------------------------------------------
        Other Classes                    (963)     (10,716)  (3,066)     (36,139)     (28,942)    (725,336)  (7,652)    (182,910)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from
Fund share transactions                   964    $  10,224       30    $     404       (1,795)   $ (48,609)  16,585    $ 396,465
=================================================================================================================================
                                                        Equity Income Fund
                                           -----------------------------------------------
                                           Year Ended 6/30/1999      Year Ended 6/30/1998
                                            Shares       Amount       Shares       Amount
                                           -----------------------------------------------
Receipts for shares sold
        Class A                                558    $   8,352          807    $  13,092
------------------------------------------------------------------------------------------
        Class B                                658        9,636          788       12,684
------------------------------------------------------------------------------------------
        Class C                              1,408       20,733        1,154       18,527
------------------------------------------------------------------------------------------
        Other Classes                        2,442       35,370        1,260       20,453
------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
        Class A                                140        1,967           81        1,244
------------------------------------------------------------------------------------------
        Class B                                153        2,148           54          825
------------------------------------------------------------------------------------------
        Class C                                212        2,982           99        1,506
------------------------------------------------------------------------------------------
        Other Classes                        1,420       20,074        1,359       20,925
------------------------------------------------------------------------------------------
Cost of shares redeemed
        Class A                               (392)      (5,776)        (195)      (3,164)
------------------------------------------------------------------------------------------
        Class B                               (358)      (5,140)         (59)        (961)
------------------------------------------------------------------------------------------
        Class C                             (1,389)     (20,521)        (238)      (3,868)
------------------------------------------------------------------------------------------
        Other Classes                       (4,448)     (66,231)      (1,659)     (26,929)
------------------------------------------------------------------------------------------
Net increase (decrease) resulting from
Fund share transactions                        404    $   3,594        3,451    $  54,334
==========================================================================================

                                                         Opportunity Fund                           Precious Metals Fund
                                             --------------------------------------------------------------------------------------
                                             Year Ended 6/30/1999  Year Ended 6/30/1998  Year Ended 6/30/1999  Year Ended 6/30/1998
                                             Shares       Amount     Shares     Amount    Shares      Amount    Shares       Amount
                                             --------------------------------------------------------------------------------------
Receipts for shares sold
        Class A                              53,826    $ 1,327,819   19,485  $ 595,236    31,952   $ 172,538   54,468   $ 371,343
-----------------------------------------------------------------------------------------------------------------------------------
        Class B                                  19            599        0          0       868       4,487    1,291       8,049
-----------------------------------------------------------------------------------------------------------------------------------
        Class C                              17,562        394,360   19,302    548,593    31,755     158,888   20,195     124,855
-----------------------------------------------------------------------------------------------------------------------------------
        Other Classes                           106          2,418        0          0         0           0        0           0
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
        Class A                                 900         19,986      416     12,054         9          46        0           0
-----------------------------------------------------------------------------------------------------------------------------------
        Class B                                   0              0        0          0        20          95        0           0
-----------------------------------------------------------------------------------------------------------------------------------
        Class C                               3,079         61,578    1,371     36,779        76         363        0           0
-----------------------------------------------------------------------------------------------------------------------------------
        Other Classes                             0              0        0          0         0           0        0           0
-----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
        Class A                             (56,632)    (1,413,716) (20,762)  (639,360)  (31,247)   (170,496) (54,039)   (370,208)
-----------------------------------------------------------------------------------------------------------------------------------
        Class B                                  (8)          (534)       0          0      (803)     (4,167)  (1,019)     (6,475)
-----------------------------------------------------------------------------------------------------------------------------------
        Class C                             (25,198)      (571,940) (26,338)  (748,168)  (32,681)   (164,482) (19,787)   (124,238)
-----------------------------------------------------------------------------------------------------------------------------------
        Other Classes                            (6)          (139)       0          0         0           0        0           0
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from
Fund share transactions                      (6,352)   $  (179,569)  (6,526) $(194,866)      (51)  $  (2,728)   1,109   $   3,326
===================================================================================================================================
                                                                Renaissance Fund
                                               --------------------------------------------------
                                               Year Ended 6/30/1999          Year Ended 6/30/1998
                                                Shares       Amount           Shares       Amount
                                               --------------------------------------------------
Receipts for shares sold
        Class A                                9,334    $   158,557         10,943    $   203,937
-------------------------------------------------------------------------------------------------
        Class B                                2,613         45,572          3,123         57,972
-------------------------------------------------------------------------------------------------
        Class C                                5,944        101,621         10,952        202,638
-------------------------------------------------------------------------------------------------
        Other Classes                             69          1,189             51            887
-------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
        Class A                                  625          9,525            418          7,011
-------------------------------------------------------------------------------------------------
        Class B                                  887         13,419            478          8,021
-------------------------------------------------------------------------------------------------
        Class C                                3,434         51,677          3,551         59,208
-------------------------------------------------------------------------------------------------
        Other Classes                              3             38              0              0
-------------------------------------------------------------------------------------------------
Cost of shares redeemed
        Class A                               (9,467)      (161,529)        (8,781)      (164,942)
-------------------------------------------------------------------------------------------------
        Class B                               (1,743)       (29,608)          (420)        (7,786)
-------------------------------------------------------------------------------------------------
        Class C                               (9,456)      (159,492)        (7,456)      (138,986)
-------------------------------------------------------------------------------------------------
        Other Classes                            (82)        (1,405)             0              0
-------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from
Fund share transactions                        2,161    $    29,564         12,859    $   227,960
=================================================================================================


                                                          Growth Fund                                  Innovation Fund
                                         -----------------------------------------------------------------------------------------
                                          Year Ended 6/30/1999   Year Ended 6/30/1998   Year Ended 6/30/1999  Year Ended 6/30/1998
                                           Shares       Amount     Shares     Amount      Shares      Amount   Shares       Amount
                                         -----------------------------------------------------------------------------------------
Receipts for shares sold
  Class A                                 18,586    $ 592,678     11,481    $ 330,680    22,267    $ 670,706   17,255    $ 353,943
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                  2,319       68,949        588       16,100     7,203      222,514      945       18,925
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                 18,554      536,307     13,609      370,235    12,856      386,283    4,460       89,214
----------------------------------------------------------------------------------------------------------------------------------
  Other Classes                              246        7,429          0            0       978       31,776        6          124
----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
  Class A                                    690       20,136        809       20,743       166        4,539      174        3,237
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                    398       10,649        375        8,981       193        5,125      190        3,439
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                  8,069      215,697      9,474      226,702       465       12,329      566       10,261
----------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                0            0          0            0         5          142        0            0
----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Class A                                (18,127)    (577,520)   (12,217)    (355,128)  (17,585)    (517,708) (17,121)    (351,255)
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                 (1,081)     (31,680)      (476)     (12,901)   (1,084)     (31,174)    (708)     (13,734)
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                (21,434)    (618,382)   (21,186)    (574,802)   (6,532)    (188,880)  (5,262)    (103,423)
----------------------------------------------------------------------------------------------------------------------------------
  Other Classes                              (19)        (556)         0            0      (487)     (16,345)       0            0
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)resulting from
Fund Share transactions                    8,201    $ 223,707      2,457    $  30,610    18,445    $ 579,307      505    $  10,731
==================================================================================================================================
                                                      International Fund                                 Mid-Cap Growth Fund
                                          ----------------------------------------------------------------------------------------
                                          Year Ended 6/30/1999  Year Ended 6/30/1998   Year Ended 6/30/1999   Year Ended 6/30/1998
                                           Shares       Amount    Shares     Amount      Shares      Amount    Shares      Amount
                                          ----------------------------------------------------------------------------------------
Receipts for shares sold
  Class A                                  31,483    $ 387,777    21,036    $ 283,880     6,247    $ 138,060     4,474   $ 104,053
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                   3,192       36,095       593        7,431     1,268       27,453     2,368      54,506
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                  26,758      312,239    21,197      268,540     1,578       33,931     3,986      90,916
----------------------------------------------------------------------------------------------------------------------------------
  Other Classes                             1,989       21,694         0            0    33,953      745,822    15,177     351,303
----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
  Class A                                      64          724        99        1,179       206        4,388        51       1,158
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                      68          714        57          643       181        3,823       103       2,327
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                     913        9,591       973       10,909       278        5,858       185       4,187
----------------------------------------------------------------------------------------------------------------------------------
  Other Classes                                19          196         0            0     1,138       24,449       999      22,766
----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Class A                                 (30,904)    (384,482)  (21,545)    (292,362)   (3,372)     (73,016)   (2,744)    (64,062)
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                  (3,101)     (35,264)     (625)      (7,860)   (1,230)     (25,970)     (316)     (7,281)
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                 (28,746)    (337,461)  (24,720)    (314,820)   (2,749)     (58,559)     (925)    (21,124)
----------------------------------------------------------------------------------------------------------------------------------
  Other Classes                              (329)      (3,792)        0            0   (26,494)    (579,895)   (9,392)   (217,945)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from
Fund Share transactions                     1,406    $   8,031    (2,935)   $ (42,460)   11,004    $ 246,344    13,966   $ 320,804
==================================================================================================================================

                                                       Small-Cap Value Fund                            Target Fund
                                         -------------------------------------------------------------------------------------------

                                         Year Ended 6/30/1999  Year Ended 6/30/1998   Year Ended 6/30/1999    Year Ended 6/30/1998
                                          Shares      Amount     Shares     Amount      Shares      Amount     Shares       Amount
                                         -------------------------------------------------------------------------------------------
Receipts for shares sold
  Class A                                5,904   $  89,486    4,385    $   78,581    74,975    $ 1,155,256    70,981    $ 1,137,516
-----------------------------------------------------------------------------------------------------------------------------------
  Class B                                2,397      36,302    5,902       105,195     1,206         17,814       601          9,446
-----------------------------------------------------------------------------------------------------------------------------------
  Class C                                3,813      57,300    7,001       124,033    11,320        164,138     9,280        143,022
-----------------------------------------------------------------------------------------------------------------------------------
  Other Classes                          3,981      60,011    2,829        50,928       402          6,773         0              0
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
  Class A                                  241       3,546       71         1,246       517          7,489     2,292         32,770
-----------------------------------------------------------------------------------------------------------------------------------
  Class B                                  228       3,299      137         2,393       312          4,207     1,280         17,256
-----------------------------------------------------------------------------------------------------------------------------------
  Class C                                  247       3,581      185         3,224     3,916         52,783    17,369        234,139
-----------------------------------------------------------------------------------------------------------------------------------
  Other Classes                            203       2,992      125         2,197         0              0         0              0
-----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Class A                               (3,663)    (53,980)    (602)      (10,783)  (75,504)    (1,168,422)  (72,612)    (1,171,453)
-----------------------------------------------------------------------------------------------------------------------------------
  Class B                               (2,841)    (41,495)    (386)       (6,886)   (1,698)       (24,745)   (1,100)       (16,188)
-----------------------------------------------------------------------------------------------------------------------------------
  Class C                               (4,402)    (64,820)  (1,017)      (18,158)  (21,938)      (317,299)  (24,627)      (371,192)
-----------------------------------------------------------------------------------------------------------------------------------
  Other Classes                         (2,475)    (36,584)  (2,232)      (40,655)      (18)          (311)        0              0
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)resulting from
Fund Share transactions                  3,633   $  59,638   16,398    $  291,315    (6,510)   $  (102,317)    3,464    $    15,316
===================================================================================================================================

                                              Tax-Efficient
                                               Equity Fund                      Value Fund                      Value 25 Fund
                                        ------------------------------------------------------------------------------------------
                                              Period from                                                        Period from
                                        7/10/1998 to 6/30/1999  Year Ended 6/30/1998  Year Ended 6/30/1999  7/10/1998 to 6/30/1999
                                        Shares       Amount    Shares      Amount     Shares        Amount    Shares      Amount
                                        ------------------------------------------------------------------------------------------
Receipts for shares sold
  Class A                                  699    $    7,152    2,834    $   40,949    1,242    $   19,311      179    $    1,532
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                  682         7,039      445         6,401      613         9,503      146         1,252
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                1,163        11,845    1,253        17,743    2,153        33,261      135         1,157
----------------------------------------------------------------------------------------------------------------------------------
  Other Classes                            382         4,070    2,359        34,047    1,789        28,033       45           388
----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
  Class A                                    0             0      158         2,146      128         1,885        0             3
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                    0             0      274         3,688      196         2,853        0             2
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                    0             0      678         9,133      517         7,528        0             1
----------------------------------------------------------------------------------------------------------------------------------
  Other Classes                              0             0      967        13,104      637         9,361        0             1
----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
  Class A                                 (132)       (1,370)  (2,926)      (42,344)  (1,038)      (16,080)    (147)       (1,197)
----------------------------------------------------------------------------------------------------------------------------------
  Class B                                 (128)       (1,299)    (625)       (8,734)    (242)       (3,736)     (52)         (432)
----------------------------------------------------------------------------------------------------------------------------------
  Class C                                 (230)       (2,363)  (2,298)      (32,134)  (1,356)      (20,988)     (42)         (343)
----------------------------------------------------------------------------------------------------------------------------------
  Other Classes                            (15)         (158)  (3,262)      (47,985)  (1,483)      (23,096)     (19)         (149)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)resulting from
Fund Share transactions                  2,421    $   24,916     (143)   $   (3,986)   3,156    $   47,835      245    $    2,215
==================================================================================================================================

Report of Independent Accountants

To the Trustees and Class A, B and C Shareholders of the PIMCO Funds:
Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, B and C share classes present fairly, in all material respects, the financial position of the Balanced Fund, Capital Appreciation Fund, Equity Income Fund, Growth Fund, Innovation Fund, International Fund, Mid-Cap Growth Fund, Opportunity Fund, Precious Metals Fund, Renaissance Fund, Small-Cap Value Fund, Target Fund, Tax-Efficient Equity Fund, Value Fund and Value 25 Fund (hereafter referred to as the "Funds") at June 30, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights of the Class A, B and C share classes for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Kansas City, Missouri
August 13, 1999

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's fiscal year end (June 30, 1999) regarding the status of the distributions made to the shareholders.

Dividend Received Deduction. For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during certain Funds' fiscal years ended June 30, 1999 which qualify for the corporate dividend-received deduction are as follows:

Balanced Fund                   27.39%
Capital Appreciation Fund       87.77%
Equity Income Fund              62.42%
Growth Fund                     18.69%
Mid-Cap Growth Fund            100.00%
Precious Metals Fund             9.99%
Renaissance Fund                 8.11%
Small-Cap Value Fund            65.93%
Target Fund                      2.42%
Value Fund                      43.33%
Value 25 Fund                  100.00%

Capital Gain Distributions. Capital gains distributions paid for all classes of shares during the fiscal year ended June 30, 1999, were in the amounts as follows:
                                                Per Share         Per Share
                                                Long-Term        Short-Term
                                                Capital Gains   Capital Gains
--------------------------------------------------------------------------------
Balanced Fund                                        1.21626       0.42571
Capital Appreciation Fund                            1.64323       0.00792
Equity Income Fund                                   1.39942       0.36456
Growth Fund                                          3.11822       0.80518
Innovation Fund                                      1.25670             -
International Fund                                   1.14909             -
Mid-Cap Growth Fund                                  1.06725             -
Opportunity Fund                                     4.62464             -
Renaissance Fund                                     0.99112       1.34349
Small-Cap Value Fund                                 0.24676       0.20297
Target Fund                                          0.43510       0.54143
Value Fund                                           1.35064       0.36527

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 2000, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

PIMCO Funds: Access to the highest standard

PIMCO Funds offers unique access to the investment expertise of PIMCO Advisors L.P. PIMCO manages $254 billion, including assets for 46 of the 100 largest U.S. corporations. The firm's institutional heritage is reflected in the PIMCO Funds, each seeking the highest caliber performance in a specific investment style.

Manager
PIMCO Advisors L.P., 800 Newport Center Drive,
Newport Beach, CA 92660

Distributor
PIMCO Funds Distributors LLC, 2187 Atlantic Street,
Stamford, CT 06902-6896

Custodian
Investors Fiduciary Trust Company, 801 Pennsylvania,
Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent
First Data Investor Services Group, Inc., P.O. Box 9688,
Providence, RI 02940-9688

Independent Accountant
PricewaterhouseCoopers LLP, 1055 Broadway,
Kansas City, MO. 64105

Legal Counsel
Ropes & Gray, One International Place,
Boston MA 02110

For Account Information
For PIMCO Funds account information contact your financial advisor, of if you receive account statements directly from PIMCO funds, you can also call 1-800-426-0107. Telephone representatives are available Monday - Friday 8:30 am to 8:00 pm Eastern Time.


PIMCO
FUNDS

PIMCO Funds
Distributors LLC

2187 Atlantic Street
Stamford, Ct 06902-6896

PIMCO Funds Shareholder Update
and Annual Report

This Update is published twice a year to provide PIMCO Funds shareholders with general market commentary and fund information. It also includes the financial report for the PIMCO Funds Multi-Manager Series.

June 30, 1999
Multi-Manager Series
Share Class
D

Capital Appreciation
Equity Income
Innovation
Mid-Cap Growth
Renaissance
Tax-Efficient Equity
Value

[GRAPHIC APPEARS HERE]

Thinking of hopping on the technology train? Turn to our tech sector overview, page 4.

Page 2 Today's Investor
The Risks and Rewards of Technology Investing

Page 4 Market Review

Page 5 Manager Spotlight
PIMCO Renaissance Fund's John Schneider

Page 6 In The News

Page 7 Overview: Comprehensive Fund Family

Page 8 Multi-Manager Series
PIMCO Funds Annual Report

                                                                           PIMCO
                                                                           FUNDS
                                              [LOGO OF PIMCO FUNDS APPEARS HERE]

Today's Investor

The Risks and Rewards of Technology Investing

Investing in technology stocks can be a bit like riding a roller coaster. The steep climbs and sometimes dizzying dips are not for everyone. But as long as you get on a sturdy vehicle, have an experienced operator, and are prepared to stay the course, you'll probably find the ride quite satisfying.

And the more you know about this potentially volatile sector, the better equipped you'll be to deal with its vagaries. So here's the lowdown on these high-flying stocks.

How would you define technology?

Technology is a broad term. In its most general sense, "technology" simply refers to any application of science to solve a problem or fulfill a need. But when we talk about technology stocks, we're really talking about high technology, and even more specifically, about information technology (IT). And IT covers pretty much everything to do with computers and communications.

What businesses make up the technology sector?

Analysts divide the technology sector into different categories, although they may not agree on the same headings. The following is a useful breakdown of the sector, ranging from the fastest-growing (Internet and networking companies) to the most cyclical (contract manufacturers and components makers):

1. Internet--includes Internet service providers (ISPs) like AOL, Internet guides like Yahoo! and online retailers like Amazon.com.

2. Networking--companies that make the gear connecting computers and forming the Internet, such as Cisco Systems and 3Com.

3. Telecommunications equipment-- MCI Worldcom, Motorola and Lucent are three of the leaders in this field.

4. Software--Microsoft and Oracle are two of the best-known software manufacturers.

5. Services--companies providing a range of electronic, information, data and communications services including First Data and EDS.

6. Computers--Dell, Compaq and IBM are three of the biggest names in personal computing.

7. Contract manufacturers--includes lesser-known companies like Solectron and Jabil, which actually produce electronics products for brand-name companies.

8. Components--includes semiconductor manufacturers such as Intel and Texas Instruments and disk drive makers such as Seagate and Quantum Corp.

Many technology companies, of course, don't fall neatly into these categories. There are numerous companies that fall outside a strict definition of technology, but use technology in innovative ways to advance their business. Their stocks offer much of the same risk/reward potential as other, pure technology stocks.

Are all technology stocks equally volatile?

Technology stocks, as a group, tend to be more volatile than other stocks. But some, like Internet stocks, are more volatile than others. Take the case of Yahoo!, the first online navigational guide to the Web and one of the "blue chips" of Internet investing. Over the past year, it's stock traded at a high of $244 and a low of $29.50. Now, contrast this to the price fluctuation of the shares of a computer company--Dell Computer--and a component manufacturer--Intel (see chart below). While they too have experienced price fluctuations, they look relatively stable compared to Yahoo! stock.

Some Technology Stocks Are More Volatile Than Others

This chart shows 52-week highs and lows for three kinds of technology stocks (period ended 06/30/99).


Some Technology Stocks Are More Volatile
Than Others

                       Low                 High

Yahoo                  $30                 $244

Dell                   $20                 $ 55

Intel                  $35                 $ 72

Source: Bloomberg

What's behind the volatility?

Many of today's most promising technology companies are young and fast growing. Start-up companies abound. In many cases, the products or services these companies offer are equally new and untried. The competition to gain a place in the

Past performance is no guarantee of future results. This article does not represent a recommendation of any particular security or investment product. It is not indicative of performance of any PIMCO fund and the Funds do not necessarily own the securities referenced. PIMCO Innovation Fund, a technology-oriented mutual fund, is not limited to investing solely in the areas covered in this article. sun is fierce. And it's not always clear which companies, or even which technologies, will flourish and which will fall by the wayside.

sun is fierce. And it's not always clear which companies, or even which technologies, will flourish and which will fall by the wayside.

But this uncertainty and the resulting price volatility haven't dampened investor enthusiasm. The potential for these stocks to produce significant long-term gains continues to attract investors.

Is a technology fund a safer way to invest?

Investing in a technology mutual fund is generally considered less risky than investing in individual technology stocks. A fund offers instant diversification, which helps reduce risk. And a diversified technology fund, rather than a category-specific fund (like an Internet fund), can reduce risk even further. Moreover, the professional investment management a mutual fund provides can be particularly important in a highly specialized, quickly changing sector like technology.

Technology funds, however, can be more volatile than typical mutual funds. That's because they invest largely in growth stocks and they are sector funds--both of which make them likely to experience greater price volatility than more broad-based funds. But as the impressive returns for 1998's top-performing technology funds show, the greater risks are accompanied by the potential for greater rewards.

Is it too late to get into technology?

Definitely not. A recent Commerce Department study indicates that electronic commerce and the information technology industry have generated at least one-third of the nation's economic growth since 1995. And that momentum shows no signs of stopping. Most analysts believe we are still in the early stages of the current technological revolution, equating it to the second inning of a baseball game. In other words, an investment in technology still looks like a pretty good bet. The important thing is to invest intelligently.

The Technology Revolution--Still Going Strong

Americans have been adopting new technologies at a rapid rate, and they show no signs of stopping. This chart shows the number of actual and expected U.S. households using new technologies.


The Technology Revolution--Still Going Strong              U.S. Households (millions)
                                                      PCs      Cellular Phones        Internet         On-line Shopping
                                                     -----     ---------------        --------         ----------------
1994                                                  33.9                15.1             5.8
1995                                                  37.2                21.5            12.7                      0.8
1996                                                  39.5                27.7            21.7                      2.4
1997                                                  44.5                36.0            25.0                      5.0
1998                                                  48.7                42.4            33.3                     10.1
1999                                                  53.6                48.0            38.8                     13.1
2000                                                  57.3                51.6            44.4                     17.8
2001                                                  60.1                55.4            51.3                     23.2
2002                                                  61.8                58.1            56.0                     30.5
2003                                                  64.1                60.9            59.8                     38.4

Source: Forrester Research, Inc.

Six guidelines for new technology investors

Consider these pointers before you make an investment:

1. Understand the risks as well as the rewards. Technology investing is not for everyone, particularly not for the risk-averse investor. Its greater risk, however, is accompanied by greater reward potential.

2. Keep diversified. Don't put all your eggs in one basket. Spread the risk across several technology holdings. You can achieve instant diversification by investing in a technology mutual fund.

3. Base your portfolio's technology allocation on your needs and risk profile, not on unrealistic profit expectations. Even aggressive investors should invest only a small percentage of their total portfolio in the sector. A technology investment belongs within a well-balanced, diversified portfolio.

4. Choose an investment vehicle carefully. Of course, you can invest in individual technology stocks. But you should also consider a technology fund or a general stock fund with significant weightings in the tech sector. A mutual fund will give you the benefit of added diversification and professional management.

5.Invest for the long term. You must be prepared to ride out the volatility most technology investments experience. Buy and hold. That's the best advice if you want to reduce the risk and maximize the return potential of your technology holding.

Stock Market
A Broadened Stock Market Continues Its Ascent

The market corrects and then rises to new heights

                 S&P 500
                  Index
                 -------
07/03/1998        1146
07/10/1998        1164
07/17/1998        1187
07/24/1998        1141
07/31/1998        1121
08/07/1998        1089
08/14/1998        1063
08/21/1998        1081
08/28/1998        1027
09/04/1998         974
09/11/1998        1010
09/18/1998        1020
09/25/1998        1045
10/02/1998        1003
10/09/1998         984
10/16/1998        1056
10/23/1998        1071
10/30/1998        1099
11/06/1998        1141
11/13/1998        1126
11/20/1998        1164
11/27/1998        1192
12/04/1998        1177
12/11/1998        1166
12/18/1998        1188
12/25/1998        1226
01/01/1999        1229
01/08/1999        1275
01/15/1999        1243
01/22/1999        1225
01/29/1999        1280
02/05/1999        1239
02/12/1999        1230
02/19/1999        1239
02/26/1999        1238
03/05/1999        1275
03/12/1999        1295
03/19/1999        1299
03/26/1999        1283
04/02/1999        1294
04/09/1999        1348
04/16/1999        1319
04/23/1999        1357
04/30/1999        1335
05/07/1999        1345
05/14/1999        1338
05/21/1999        1330
05/28/1999        1302
06/04/1999        1328
06/11/1999        1294
06/18/1999        1343
06/25/1999        1315
06/30/1999        1373

Source: Bloomberg

This fiscal year certainly was an eventful one for stock investors. The third quarter of 1998 saw the market correct as a result of concerns over an economic downturn in and then rises to Asia that appeared to be spreading. In the fourth quarter, the market rose as these fears began to abate, and the first quarter of 1999 continued the upward trend as the market hit record highs. However, many industry analysts expressed concern over the narrowness of the market, in which the largest of the large-cap growth stocks were responsible for much of this performance. Their concerns proved to be short-lived: in the second quarter of 1999, the market finally broadened, as smaller-capitalization issues as well as lower valuation issues showed strength.

The technology sector, particularly the Internet, was an important driver of performance in the last quarter of 1998 as well as the first quarter of 1999. However, these issues hit a speed bump early in the second quarter of 1999 as interest rates began to rise.

Higher valuation growth stocks also had the same inverse relationship with interest rates. They turned in a strong performance in the last quarter of 1998 and the first quarter of 1999, benefiting from the Federal Reserve's interest rate cuts. And, like technology stocks, they suffered in the second quarter as a result of rising interest rates.

In contrast, cyclical and industrial issues saw lackluster performance in the last quarter of 1998 and the first quarter of 1999. However, in the second quarter of this year, they benefited not only from a rise in interest rates but legitimate evidence of a global economic recovery, which resulted in increased demand for basic materials.

The broadening of the market was welcomed by most analysts. It was largely viewed as a healthy event, after a long period of domination by one segment of the market. Looking ahead, we are cautiously optimistic that this broadening will enable the market to continue its rise, and that more stocks will participate in this ascent.

Bond Market
Bond Yields Move Higher

After falling to 4.7% late last year, bond yields have moved higher

                   30 - Year
                  U.S.Treasury
                     Yields
                 --------------
07/03/1998            5.6%
07/10/1998            5.6%
07/17/1998            5.7%
07/24/1998            5.7%
07/31/1998            5.7%
08/07/1998            5.6%
08/14/1998            5.5%
08/21/1998            5.4%
08/28/1998            5.3%
09/04/1998            5.3%
09/11/1998            5.2%
09/18/1998            5.1%
09/25/1998            5.1%
10/02/1998            4.8%
10/09/1998            5.1%
10/16/1998            5.0%
10/23/1998            5.2%
10/30/1998            5.2%
11/06/1998            5.4%
11/13/1998            5.3%
11/20/1998            5.2%
11/27/1998            5.2%
12/04/1998            5.0%
12/11/1998            5.0%
12/18/1998            5.0%
12/25/1998            5.2%
01/01/1999            5.1%
01/08/1999            5.3%
01/15/1999            5.1%
01/22/1999            5.1%
01/29/1999            5.1%
02/05/1999            5.4%
02/12/1999            5.4%
02/19/1999            5.4%
02/26/1999            5.6%
03/05/1999            5.6%
03/12/1999            5.5%
03/19/1999            5.6%
03/26/1999            5.6%
04/02/1999            5.6%
04/09/1999            5.5%
04/16/1999            5.6%
04/23/1999            5.6%
04/30/1999            5.7%
05/07/1999            5.8%
05/14/1999            5.9%
05/21/1999            5.8%
05/28/1999            5.8%
06/04/1999            6.0%
06/11/1999            6.2%
06/18/1999            6.0%
06/25/1999            6.2%
06/30/1999            6.0%

Source: Bloomberg

In our last report to shareholders we suggested that the historic 18-year bull market for bonds had come to an end. The bond market seemed to agree as Treasury prices fell throughout most of late last year, higher. the first half of this year.

Inflation fears have dominated the fixed income marketplace in 1999. OPEC's cuts in oil production sent gasoline prices climbing, which negatively affected inflation reports for the month of April. The economy, fueled by stock market gains, grew faster than expected, adding to speculation that higher inflation was just around the corner. In addition, foreign economies, particularly in Asia, began to recover, as synchronized global central-bank easings appeared to be having a positive impact.

As a result, the Federal Reserve moved to a tightening bias in May and then raised the Fed funds rate by a quarter-point to 5.0% at the end of June. The move capped a difficult period for the bond market as Treasury prices fell steadily, with long-term yields rising over one percentage point, breaking above 6% for the first time since early 1998.

Looking ahead, it appears the economy has come to a crossroads. Deflationary forces, including the glut of global capacity and strong productivity gains, remain at work. However, reflationary forces, including central bank easings and a tight U.S. labor market, are also in play. The Fed appears to share this view, moving back to a neutral stance after its recent tightening, explaining that productivity gains continued to offset the wage inflation pressures created by a tight labor market.

We believe that these forces may well offset one another, creating an environment where interest rates remain in a relatively narrow range of between 5% and 6 1/2%. The opposing forces will likely keep inflation subdued, between 2% and 3%. In periods where deflationary forces dominate, interest rates could fall toward the lower end of the range. In this environment of lower interest rate volatility, securities that provide incremental yield will become more attractive to bond investors.

Manager Spotlight

PIMCO Renaissance Fund
John Schneider

John Schneider is the portfolio manager of PIMCO Renaissance Fund. Previously Senior Vice President and Principal at Schneider Capital Management, he has over 12 years of investment experience, with a focus on value equity management. Prior to Schneider Capital Management, he was Director of Research and a Member of the Operating Committee at Newbold's Asset Management. John took over management of PIMCO Renaissance Fund on May 10, 1999. We had a chance to speak with him recently.

Q: Could you explain your "value" investment style and how you are implementing that strategy in managing the Renaissance Fund?

A: My value investment style is simple. I seek undervalued companies that show signs of a turnaround catalyst. This investment style is nearly identical to the philosophy under which PIMCO Renaissance Fund was being managed. Therefore, the investment objective will remain the same. However, previously, Renaissance Fund was more of a blend of value and growth stocks. Under my management, it is now more of a `pure' value fund. For instance, the Fund has more of a focus on cyclical stocks, including current holdings such as Smurfit-Stone and Union Pacific Resources.

Q: How does the Renaissance Fund fit into today's market?

A: While this market is considered by many to be overvalued, I believe there are some really terrific opportunities out there in the form of undervalued stocks. My job is to ferret out these `diamonds in the rough.' Fortunately, the past several months have seen a broadening of the market, which has caused an increase in investor interest in these undervalued stocks.

Q: Are there any particular sectors you are focusing on?

A: Now that the global economy appears to be recovering, there is increased demand for paper products from Asia, Europe and Latin America. After years of pricing pressure, this increased demand is allowing paper companies to raise prices and increase profits--so we find paper an attractive area for investment. We are also investing in energy services, particularly North American natural gas, for similar reasons. The oversupply of gas has disappeared and there is an increase in demand for gas at the same time there has been a decrease in drilling activity. As a result, there has been a sharp increase in prices.

Q: Are there any sectors in which you are investing that are not considered traditional value sectors?

A: We are investing in technology companies, such as Micron Technology. That's because the semiconductor industry has suffered in the last several years as a result of decreased demand, which is partially due to the Asian economic crisis. This, in turn, has resulted in a surplus of memory chips, which has caused the industry to lose money.

However, competitors have left this industry and we see an increase in demand on the horizon. This has prompted our interest in these undervalued stocks, since they are showing signs of a turnaround. We also believe there are many opportunities in the HMO industry. That's because a number of weaker players have been forced to withdraw from the industry, reducing competition. And HMOs are finally raising prices in excess of medical inflation, which is improving profit margins.

Q: Now for the $64,000 question. Do you believe value stocks will continue their recent out-performance of growth stocks?

A: Value stocks have under-performed growth stocks for an extended period of time. In fact, value was recently as cheap as it has ever been relative to growth, so I believe it makes sense that value stocks catch up with growth stocks. Of course, I'm not saying there won't be periods in which value underperforms growth, but I believe we're seeing the beginning of a market broadening that should last a significant length of time.

Past performance is no guarantee of future results. The views of Mr. Schneider are not indicative of the past or future performance of any PIMCO Fund. For more details on the Renaissance Fund, see page 14.

In The News

Recent News on PIMCO Funds

PIMCO Funds and the portfolio managers were mentioned in numerous print and television media during the second quarter of this year. The following are highlights from a few of these commentaries:

*Growing Strong A May 3 Barron's article and a May 27 column in The Wall Street Journal featured PIMCO as one of the top selling fund complexes, both year-to-date and for the month of April. PIMCO was the fourth largest fund complex--based on year-to-date sales--as of April 30.

* Innovation Continues to be Noticed PIMCO Innovation Fund, and its manager Dennis McKechnie, continued to attract the attention of the media during the second quarter. Not only was the Fund the focus of feature articles in Individual Investor (June 4) and The Orange County Register(April 4), its manager, Dennis McKechnie, was quoted on the technology sector in numerous pieces. McKechnie was also a guest on CNBC and was a featured speaker at the Morningstar/L.A. Times Investment Conference on May 22.

* Don't Forget About Mid-Caps The PIMCO Mid-Cap Growth Fund was featured as one of the best performing funds in the mid-cap sector in an article in the April issue of On Wall Street. The author commented on the mid-cap marketplace, stating, "The class offers some of the fizz of small-cap stocks without all of their risk."

Morningstar Inc., an independent organization, provides investors with information regarding a wide range of investment products. One service offered by Morningstar is assigning star ratings to the mutual funds it tracks. Funds begin to be rated once they have a three-year record. The highest Morningstar rating is five-stars, and the lowest rating is one-star. Following are the PIMCO Fund family's five- and four-star rated Funds as of June 30, 1999.

--------------------------------------------------------------------------------
PIMCO STOCK FUNDS              Overall        3 Year       5 Year      10 Year
--------------------------------------------------------------------------------
   Renaissance                 ****           4            4           3

   Capital Appreciation        ****           4            4           -

   Innovation                  *****          5            -           -

--------------------------------------------------------------------------------
PIMCO BOND FUNDS               Overall        3 Year       5 Year      10 Year
--------------------------------------------------------------------------------
   Short-Term                  *****          5            5           5

   Low Duration                *****          5            5           5

   Total Return                *****          5            5           5

   High Yield                  *****          5            5           -

   Foreign Bond                *****          5            5           -

The chart above is based on June 30, 1999 Morningstar ratings. Overall rating is a weighted average of a fund's 3-, 5- and 10-year ratings (when applicable). During the 3-, 5- and 10-year periods there were 3,043, 1,878 and 748 domestic equity funds and 1,543, 1,102 and 371 taxable bond funds rated, respectively.

Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to monthly changes. Therefore, past ratings are not a guarantee of future results. Overall ratings are calculated from a fund's 3-, 5- and 10-year (if applicable) average annual total returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. Ratings are based on institutional class shares. Class D shares, which were initially offered in April 1998, have not yet been rated by Morningstar. Had Class D shares been in existence for the same time period as the institutional class shares, they may have received different ratings due to Class D shares' higher expenses. Ratings for other share classes of Renaissance, Growth and Innovation may vary. 5-star ratings are limited to the top 10% of funds in an investment category, the next 22.5% earn 4 stars and the next 35% earn 3 stars. Institutional class shares generally have a $5 million minimum investment. Under special circumstances, institutional shares may be available. Call for details.

With a dollar cost averaging plan there is no assurance of making a profit or a guarantee against loss during declining markets. Investors should consider their ability to continue investing during periods of low price levels.

The PIMCO Funds Family

PIMCO Funds offers unique access to the investment expertise of PIMCO Advisors L.P. PIMCO Advisors manages $254 billion, including assets for 46 of the 100 largest U.S. corporations. The firm's institutional heritage is reflected in the PIMCO Funds, each seeking the highest caliber performance in a specific investment style. To learn more about any of the PIMCO Funds, please call us at 1-800-227-7337.

                    Fund Name                Objective                                  Primary Portfolio Composition
     Stock Funds    Equity Income            Current income and long-term growth        Stocks of companies with below-average P/Es
                                                                                        and above-average dividends

                    Value                    Long-term growth of capital and income     Stocks of companies with below-average P/Es

                    Renaissance              Long-term growth of capital and income     Stocks of companies with below- average
                                                                                        valuations

                    Tax-Efficient Equity     Maximum after-tax growth of capital        A broadly diversified portfolio of at least
                                                                                        250 common stocks of companies with larger
                                                                                        market capitalizations

                    StocksPLUS               Total return exceeding the S&P 500 Index   S&P 500 Index stock index futures backed by
                                                                                        a  portfolio of short-term, fixed-income
                                                                                        securities

                    Capital Appreciation     Growth of capital                          Stocks of larger-capitalized
                                                                                        companies the manager believes are
                                                                                        reasonably priced

                    Mid-Cap Growth           Growth of capital                          Stocks of medium-capitalized companies
                                                                                        the manager believes are reasonably priced

                    Innovation               Capital appreciation                       Stocks of technology-related companies

  Stock and Bond    Strategic                Total return                               S&P 500 Index stock futures backed by a
          Funds     Balanced                                                            portfolio of short-term, fixed income
                                                                                        securities, and intermediate-term investment
                                                                                        grade bonds

     Bond Funds     Short-Term               Maximum current income consistent          Money market securities and short-term
                                             with preservation of capital and           bonds  (up to 1 year duration)
                                             daily liquidity

                    Low Duration             Maximum total return                       Shorter-term, investment grade bonds
                                                                                        (1-3 year duration)

                    Real Return Bond         Maximum real return                        Inflation-indexed government bonds

                    Total Return             Maximum total return                       Intermediate-term, investment grade bonds
                                                                                        (3-6 year duration)

                    Total Return             Maximum total return                       Mortgage-related securities
                    Mortgage                                                            (2-6 year duration)

                    High Yield               Maximum total return                       High-yield bonds (2-6 year duration)

                    Municipal Bond           High current income exempt from            Investment grade municipal bonds
                                             federal income tax                         (3-10 year duration)

                    Foreign Bond             Maximum total return                       Intermediate-term, investment grade foreign
                                                                                        bonds (3-6 year duration)

PIMCO Funds Annual Report

Dear Fellow Shareholder:

The past year has been an eventful time, both in the geopolitical sphere and in the financial markets. After flaring up in March, the Kosovo Crisis is now on the road to resolution. It proved, in the end, to have surprisingly little impact on the U.S. stock and bond markets.

Large-cap growth stocks continued to dominate the stock market through the 12 months ending in April, when their hegemony began to falter, the market broadened and value stocks emerged from the sidelines. Value investing appeared to be back. Then towards the end of June, the stock market teetered back in the direction of growth stocks. No one can guarantee what will happen next, but all of these events serve to underscore the importance of portfolio diversification.

Of course, there was also the much hyped advent of the "Dow 10,000". After topping 10,000 for the first time in mid-March, the Dow Jones Industrial Average waited until April to close above that mark. It then thundered past 11,000, only to fall back and waver between the two markers for the past few months. To think it was a mere three and a half years ago that the Dow Jones broke 5,000!

The past 12 months have been eventful at PIMCO Funds too. We are now one of the country's fastest-growing fund families, with assets under management recently surpassing $50 billion. And in January, PIMCO announced the formation of a new investment division, PIMCO Equity Advisors, to focus on our expanding slate of stock mutual funds. Based in New York City, the division is headed by Ken Corba, a 14-year investment veteran. PIMCO Equity Advisors currently manages PIMCO Renaissance, Growth, Target, Opportunity and Innovation Funds, with almost $6 billion in assets under management as of June 30, 1999.

As we move toward the new millennium, we will of course continue to work hard to help you meet your financial objectives. As viable opportunities arise, we will be expanding our fund family to offer you additional investment options managed by PIMCO's investment professionals.

Inside this Annual, you will find detailed information on our Multi-Manager Series of stock funds. As you will see, these Funds have continued to report strong relative performance. I encourage you to review the information and commentary carefully. And once again, I would like to thank you for the trust you've placed in us through your investments. If you have any questions regarding your investment, pleaser call us at 1-800-426-0107. Or visit our Web site at www.pimcofunds.com.

Sincerely,

[SIGNATURE OF STEPHEN TREADWAY APPEARS HERE]
Stephen  Treadway
President
July 30, 1999

A Word About the Year 2000

We at PIMCO are dedicated to making our computer systems fully operational before, during, and after 2000. Similarly, our analysts and portfolio managers take Year 2000 risks into account along with other investment consideratiions when making investment decisions, such as choosing counterparties and evaluating risks associated with portfolio securities. This evaluation often differs for different issuers and depending upon the investment objectives, policies, and restrictions applicable to a portfolio. The information available for different issuers and counterparties varies substantially in accuracy and completeness. In particular, little information exists about companies that are not registered with the United States Securities and Exchange Commission and about foreign issuers, counterparties, markets, and other institutions.

While we are dedicated to making the transition to Year 2000 a smooth one, we cannot guarantee investment performance or that Year 2000 will not result in losses. Investments in companies with real or perceived Year 2000 problems may decline in value or fail on scheduled dividend, interest, or principal payments. Any such failures may affect the fund's performance./1/

/1/ This is a Year 2000 Readiness Disclosure.

PIMCO Funds Financial Information

We are pleased to present an in-depth review of the PIMCO Multi-Manager Series Funds as of June 30, 1999. In order to help analyze, compare and contrast the Funds, the report is broken down into a number of sections. Listed below is a table of contents and descriptions of the various sections.

Pages 10-17 Fund Summaries

A summary of a Fund's performance record and portfolio composition, and a review from the Fund's investment manager.

Pages 18-25 Schedule of Investments

The schedule of investments includes a listing of securities in the Fund's portfolio as of June 30, 1999, including the number of shares or principal amount and value as of that date.
                                                            Schedule of
Fund Name                         Fund Summary              Investments
Capital Appreciation Fund         Page 10                   Page 18
Equity Income Fund                Page 11                   Page 19
Innovation Fund                   Page 12                   Page 20
Mid-Cap Growth Fund               Page 13                   Page 21
Renaissance Fund                  Page 14                   Page 22
Tax-Efficient Equity Fund         Page 15                   Page 23
Value Fund                        Page 16                   Page 25

Page 26 Financial Highlights
This chart shows a per share breakdown of the factors that affect a Fund's NAV for the current and past reporting periods. In addition to showing total return, the chart reports distributions, asset size, expense ratios and portfolio turnover rate.

Page 27 Statements of Assets and Liabilities
A "balance sheet" of a Fund as of the last day of the fiscal period. It includes the Fund's Class level NAVs per share by dividing the Fund's Class level net assets (assets minus liabilities) by the number of Class level shares outstanding.

Page 28 Statements of Operations
This statement lists a Fund's income, expenses, and gains and losses on securities and currency transactions, and appreciation or depreciation from portfolio holdings.

Pages 29-30 Statements of Changes in Net Assets
This statement reports the increase or decrease in a Fund's net assets during the reporting period. Changes in net assets aredue to a variety of factors, including investment operations, dividends, distributions and capital share transactions.

Pages 31-34 Notes to Financial Statements
A description of the significant accounting policies of the Funds, and more detailed information about the schedules and tables that appear in the report.

                        PIMCO Capital Appreciation Fund

OBJECTIVE

Long-term growth of capital and current income

PORTFOLIO

Primarily common stocks of companies with market capitalizations of at least $100 million that have improving fundamentals and whose stock is reasonably valued by the market

FUND INCEPTION DATE

3/8/91

TOTAL NET ASSETS

$1.1 billion

NUMBER OF SECURITIES IN THE PORTFOLIO

91 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Cadence Capital Management


--------------------------------------------------------------------------------
 PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return  For periods ended 6/30/99

                    D Shares                        Lipper
                                    S&P 500         Cap App.
                                    Index           Fund Avg.
--------------------------------------------------------------------------------
1 year              10.2%           22.8%           20.0%
3 years             24.1%           29.1%           16.7%
5 years             24.0%           27.9%           19.3%
Inception           19.0%             --              --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                 PIMCO                     S&P 500
                          Capital Appreciation              Index
Month                            Fund D
---------------------------------------------------------------------------
03/31/91                         10,000                     10,000
04/30/91                          9,705                     10,024
05/31/91                         10,182                     10,457
06/30/91                          9,630                      9,978
07/31/91                         10,316                     10,443
08/31/91                         10,636                     10,691
09/30/91                         10,486                     10,512
10/31/91                         10,842                     10,653
11/30/91                         10,523                     10,224
12/31/91                         11,982                     11,393
01/31/92                         11,863                     11,181
02/29/92                         11,988                     11,327
03/31/92                         11,590                     11,106
04/30/92                         11,561                     11,432
05/31/92                         11,606                     11,488
06/30/92                         11,237                     11,317
07/31/92                         11,561                     11,780
08/31/92                         11,270                     11,539
09/30/92                         11,563                     11,674
10/31/92                         11,962                     11,714
11/30/92                         12,659                     12,113
12/31/92                         12,831                     12,262
01/31/93                         13,263                     12,364
02/28/93                         13,099                     12,533
03/31/93                         13,700                     12,797
04/30/93                         13,360                     12,488
05/31/93                         13,962                     12,822
06/30/93                         14,181                     12,860
07/31/93                         13,975                     12,808
08/31/93                         14,482                     13,294
09/30/93                         14,903                     13,192
10/31/93                         14,935                     13,465
11/30/93                         14,632                     13,337
12/31/93                         15,043                     13,498
01/31/94                         15,568                     13,957
02/28/94                         15,352                     13,578
03/31/94                         14,581                     12,986
04/30/94                         14,631                     13,152
05/31/94                         14,615                     13,368
06/30/94                         14,199                     13,041
07/31/94                         14,541                     13,469
08/31/94                         14,971                     14,021
09/30/94                         14,565                     13,678
10/31/94                         14,895                     13,986
11/30/94                         14,209                     13,476
12/31/94                         14,345                     13,676
01/31/95                         14,331                     14,031
02/28/95                         15,042                     14,578
03/31/95                         15,697                     15,008
04/30/95                         16,232                     15,450
05/31/95                         16,821                     16,067
06/30/95                         17,544                     16,440
07/31/95                         18,512                     16,986
08/31/95                         18,686                     17,028
09/30/95                         19,421                     17,747
10/31/95                         19,052                     17,683
11/30/95                         19,631                     18,460
12/31/95                         19,596                     18,815
01/31/96                         20,249                     19,456
02/29/96                         21,010                     19,636
03/31/96                         21,043                     19,825
04/30/96                         21,301                     20,117
05/31/96                         21,833                     20,636
06/30/96                         21,786                     20,715
07/31/96                         20,683                     19,800
08/31/96                         21,567                     20,217
09/30/96                         22,883                     21,355
10/31/96                         23,452                     21,944
11/30/96                         25,151                     23,603
12/31/96                         24,750                     23,135
01/31/97                         26,185                     24,581
02/28/97                         25,907                     24,773
03/31/97                         24,954                     23,756
04/30/97                         25,742                     25,174
05/31/97                         27,377                     26,706
06/30/97                         28,540                     27,903
07/31/97                         31,615                     30,123
08/31/97                         30,420                     28,436
09/30/97                         32,254                     29,993
10/31/97                         31,664                     28,991
11/30/97                         32,461                     30,333
12/31/97                         33,091                     30,854
01/31/98                         32,558                     31,195
02/28/98                         34,939                     33,445
03/31/98                         36,868                     35,158
04/30/98                         36,865                     35,511
05/31/98                         36,240                     34,901
06/30/98                         37,780                     36,319
07/31/98                         36,692                     35,932
08/31/98                         30,693                     30,737
09/30/98                         32,405                     32,706
10/31/98                         33,886                     35,366
11/30/98                         36,065                     37,510
12/31/98                         38,763                     39,671
01/31/99                         40,015                     41,330
02/28/99                         38,406                     40,045
03/31/99                         39,328                     41,648
04/30/99                         40,673                     43,261
05/31/99                         39,266                     42,239
06/30/99                         41,626                     44,584

* Past performance is not an indication of future results. Excluding the 6-month return, these returns represent the blended performance of the Fund's Class D shares (for the period from 4/8/98) and the prior performance of the Fund's institutional class shares (for the period from 3/8/91), adjusted for Class D expenses. See page 17 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Lucent Technologies, Inc.                                                  1.9%
Telecommunications systems/software
--------------------------------------------------------------------------------
Microsoft Corp.                                                            1.9%
Computer software
--------------------------------------------------------------------------------
Tyco International Limited                                                 1.8%
Fire protection systems
--------------------------------------------------------------------------------
Tellabs, Inc.                                                              1.8%
Voice data communications equipment
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                      1.6%
Discount stores
--------------------------------------------------------------------------------
Johnson Controls, Inc.                                                     1.5%
Building controls: auto products
--------------------------------------------------------------------------------
Texas Instruments, Inc.                                                    1.5%
Semiconductors; electrical equipment
--------------------------------------------------------------------------------
Honeywell, Inc.                                                            1.5%
Computers/industrial control systems
--------------------------------------------------------------------------------
International Business Machines Corp.                                      1.5%
Manufacturer of business machines
--------------------------------------------------------------------------------
Allied Signal, Inc.                                                        1.5%
Aerospace, automotive fibers
--------------------------------------------------------------------------------
Top Ten Total                                                             16.5%
--------------------------------------------------------------------------------

Top 5 Industries                                         % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                             21.2%
--------------------------------------------------------------------------------
Technology                                                                16.1%
--------------------------------------------------------------------------------
Consumer Discretionary                                                    15.9%
--------------------------------------------------------------------------------
Capital Goods                                                             10.0%
--------------------------------------------------------------------------------
Health Care                                                                7.4%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                              96.3%
--------------------------------------------------------------------------------
Cash Equivalents                                                           3.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Capital Appreciation Fund posted a solid returns of 10.2% for the one-year period ended June 30, 1999.

  The telecom sector contributed significantly to the Fund's performance this year, benefiting from an increased demand from corporations for data communications capabilities. One standout in particular was Tellabs, which designs, manufactures, markets, and services voice, data and video transport and network access systems used worldwide by public telephone companies, long-distance carriers, and wireless service products. The company has benefited from the explosion in the telecommunications infrastructure business, as demand for Internet access continues to grow. The company also benefited from its strong acquisition strategy, which has enabled it to grow larger and more efficient.

  Consumer cyclicals also contributed positively to the Fund's performance. A strong domestic economy and tight labor market this year resulted in a high level of consumer confidence. Companies such as Wal-Mart, Circuit City, The Gap, Home Depot, Lowe's and TJX all benefited from this trend. In particular, The Gap saw its stock price rise significantly during the year. The company continued its expansion, currently operating over 2,000 stores selling casual apparel, personal care and other accessories for all age groups. Its brands, which include Gap, GapKids, babyGap, Banana Republic and Old Navy, all benefited from strong branding. Same-store sales continued to grow, with the company realizing strong growth in particular from its lower-end Old Navy division.

  Tyco International, an international manufacturing conglomerate, also did well for the Fund. The company benefited from a stronger global economy, which created an increased demand for its products. It also continued to benefit from its successful acquisition policy, which included purchases of ADT, AMP, Raychem and Central Sprinkler.

  One disappointment for the Fund this year was HealthSouth, a health maintenance organization. Its lackluster performance was directly attributable to the lack of pricing power in the HMO industry. The industry was plagued by an inability to raise its fees high enough to meet anticipated price increases by the medical profession. General uncertainty about profitability led the manager to sell this holding.

  PIMCO Capital Appreciation Fund was rewarded for its growth-at-a-price investment philosophy in the second quarter of 1999, as interest rates rose and investors shied away from the highest valuation growth stocks. In this market environment, the manager is optimistic that the Fund's strong performance will continue.

10                                            See page 18 for financial details.

                            PIMCO Equity Income Fund

OBJECTIVE

Current income as a primary objective and long-term growth of capital

PORTFOLIO

Primarily common stocks with below-average price-to-earnings ratios and higher dividend yields relative to their industry groups

FUND INCEPTION DATE

3/8/91

TOTAL NET ASSETS

$202.0 million

NUMBER OF SECURITIES IN THE PORTFOLIO

47 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

NFJ Investment Group

--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Average Annual Total Return  For periods ended 6/30/99

                    D Shares                        Lipper
                                    S&P 500         Equity Inc.
                                    Index           Fund Avg.
--------------------------------------------------------------------------------
1 year              12.2%           22.8%           11.4%
3 years             20.1%           29.1%           19.5%
5 years             20.6%           27.9%           19.2%
Inception           16.5%             --              --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                 PIMCO             S&P 500
              Equity Income         Index
Month            Fund D

03/31/91         10,000             10,000
04/30/91         10,066             10,024
05/31/91         10,632             10,457
06/30/91         10,259              9,978
07/31/91         10,830             10,443
08/31/91         10,987             10,691
09/30/91         11,044             10,512
10/31/91         11,118             10,653
11/30/91         10,671             10,224
12/31/91         11,607             11,393
01/31/92         11,891             11,181
02/29/92         12,189             11,327
03/31/92         11,987             11,106
04/30/92         12,199             11,432
05/31/92         12,216             11,488
06/30/92         12,223             11,317
07/31/92         12,766             11,780
08/31/92         12,391             11,539
09/30/92         12,493             11,674
10/31/92         12,505             11,714
11/30/92         12,879             12,113
12/31/92         13,266             12,262
01/31/93         13,330             12,364
02/28/93         13,603             12,533
03/31/93         13,910             12,797
04/30/93         13,633             12,488
05/31/93         13,733             12,822
06/30/93         13,972             12,860
07/31/93         13,945             12,808
08/31/93         14,432             13,294
09/30/93         14,416             13,192
10/31/93         14,528             13,465
11/30/93         14,377             13,337
12/31/93         14,332             13,498
01/31/94         14,803             13,957
02/28/94         14,479             13,578
03/31/94         13,896             12,986
04/30/94         14,001             13,152
05/31/94         14,083             13,368
06/30/94         13,880             13,041
07/31/94         14,333             13,469
08/31/94         14,915             14,021
09/30/94         14,636             13,678
10/31/94         14,804             13,986
11/30/94         14,006             13,476
12/31/94         14,045             13,676
01/31/95         14,499             14,031
02/28/95         14,967             14,578
03/31/95         15,394             15,008
04/30/95         15,788             15,450
05/31/95         16,364             16,067
06/30/95         16,412             16,440
07/31/95         16,981             16,986
08/31/95         17,215             17,028
09/30/95         17,663             17,747
10/31/95         17,589             17,683
11/30/95         18,187             18,460
12/31/95         18,672             18,815
01/31/96         18,946             19,456
02/29/96         19,192             19,636
03/31/96         19,570             19,825
04/30/96         20,057             20,117
05/31/96         20,374             20,636
06/30/96         20,411             20,715
07/31/96         19,466             19,800
08/31/96         20,127             20,217
09/30/96         20,815             21,355
10/31/96         21,281             21,944
11/30/96         22,878             23,603
12/31/96         22,593             23,135
01/31/97         23,085             24,581
02/28/97         23,744             24,773
03/31/97         22,942             23,756
04/30/97         23,772             25,174
05/31/97         25,254             26,706
06/30/97         25,958             27,903
07/31/97         27,600             30,123
08/31/97         26,968             28,436
09/30/97         28,641             29,993
10/31/97         27,751             28,991
11/30/97         28,893             30,333
12/31/97         29,567             30,854
01/31/98         29,673             31,195
02/28/98         31,411             33,445
03/31/98         32,884             35,158
04/30/98         32,393             35,511
05/31/98         32,198             34,901
06/30/98         31,509             36,319
07/31/98         30,252             35,932
08/31/98         26,126             30,737
09/30/98         28,046             32,706
10/31/98         29,804             35,366
11/30/98         31,840             37,510
12/31/98         31,951             39,671
01/31/99         31,258             41,330
02/28/99         30,226             40,045
03/31/99         30,480             41,648
04/30/99         33,885             43,261
05/31/99         34,607             42,239
06/30/99         35,354             44,584

* Past performance is not an indication of future results. Excluding the 6-month return, these returns represent the blended performance of the Fund's Class D shares (for the period from 4/8/98) and the prior performance of the Fund's institutional class shares (for the period from 3/8/91), adjusted for Class D expenses. See page 17 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
USX-U.S. Steel Group, Inc.                                                 4.1%
Integrated steel producer
--------------------------------------------------------------------------------
Union Planters Corp.                                                       4.0%
Commercial banking
--------------------------------------------------------------------------------
Harris Corp.                                                               3.9%
Govt. systems/communications
--------------------------------------------------------------------------------
B.F. Goodrich Co.                                                          2.2%
Aerospace/special chemicals
--------------------------------------------------------------------------------
Whirlpool Corp.                                                            2.2%
Major household appliances
--------------------------------------------------------------------------------
Bell Atlantic Corp.                                                        2.2%
Telephone services
--------------------------------------------------------------------------------
Hubbell, Inc. 'B'                                                          2.2%
Electric wiring devices
--------------------------------------------------------------------------------
Springs Industries, Inc. 'A'                                               2.2%
Finished fabrics/home furnishing
--------------------------------------------------------------------------------
GTE Corp.                                                                  2.2%
Largest independent telephone system
--------------------------------------------------------------------------------
Repsol                                                                     2.1%
Integrated oil company
--------------------------------------------------------------------------------
Top Ten Total                                                             27.3%
--------------------------------------------------------------------------------


Top 5 Industries                                         % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                             19.8%
--------------------------------------------------------------------------------
Consumer Discretionary                                                    15.7%
--------------------------------------------------------------------------------
Utilities                                                                 11.5%
--------------------------------------------------------------------------------
Energy                                                                    10.3%
--------------------------------------------------------------------------------
Materials & Processing                                                     9.9%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                             100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Equity Income Fund returned 12.2% for the one-year period ended June 30, 1999.

  These results were in line with the Lipper Equity Income Fund Average, which returned 11.4% for the same period.

  For much of the year, the market was extremely narrow, with the largest of the large-cap growth stocks completely dominating the market, which certainly hurt the performance of the Fund. However, in the second quarter of 1999, the market rotated away from these stocks and towards lower valuation issues. As a result, PIMCO Equity Income Fund saw very strong performance in that quarter.

  One of the best performing sectors for the Fund this period was technology. The sector received attention from investors seeking stocks with the greatest growth expectations. Technology also benefited from an improving global economy, which caused increased demand for items like semiconductors.

  Another sector that contributed to the Fund's performance was telecommunica-tions. The sector benefited from increased demand from corporations for data communications capabilities. One standout in this sector was GTE. GTE provides inter-networking services ranging from dial-up Internet access for consumers to Web-based applications for Fortune 500 companies. The company benefited from increased revenues, new product development, and the sale of some of its business units.

  Bell Atlantic also turned in a strong performance this year. The tele-communications company is still benefiting from economies of scale resulting from its merger with NYNEX two years ago. The company also experienced higher usage of its network facilities and an increase in access lines in service. As the demand for telecommunications capabilities widens, the manager is optimistic that this company will continue to see strong earnings growth.

  One disappointment for the Fund during this period was J.C. Penney. The department store chain was plagued by disappointing earnings throughout the year. In addition, the company's management was not able to offer a strategy for the company's turnaround that was satisfactory to Wall Street. However, the manager remains optimistic about the company because it owns the Eckerd Drug chain, which offers strong earnings and growth potential. In addition, the company's valuations are extremely low, which makes it relatively attractive to investors.

  A broadening of the market in the second quarter of 1999 has been beneficial to the Fund's performance, and the manager believes that the Fund is poised to continue its outperformance in this environment.

                                          See page 19 for financial details.  11

                             PIMCO Innovation Fund


OBJECTIVE

Capital appreciation; no consideration given to income

PORTFOLIO

Primarily technology-related stocks of companies of all sizes

FUND INCEPTION DATE

12/22/94

TOTAL NET ASSETS

$1.3 billion

NUMBER OF SECURITIES IN THE PORTFOLIO

43 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors


--------------------------------------------------------------------------------
 PERFORMANCE *
--------------------------------------------------------------------------------

Average Annual Total Return  For periods ended 6/30/99

                    D Shares                         Lipper
                                    S&P 500          Science & Tech.
                                    Index            Fund Avg.
--------------------------------------------------------------------------------
1 year              61.6%           22.8%            67.7%
3 years             36.4%           29.1%            30.5%
Inception           38.3%             --               --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

Page 12 - Class D Leslie VegaFinancial Printing GroupPage 12  Class D

                         PIMCO               S&P 500
                       Innovation             Index
 Month                   Fund D

12/31/94                 10,000               10,000
01/31/95                  9,920               10,259
02/28/95                 10,551               10,659
03/31/95                 10,872               10,974
04/30/95                 11,343               11,297
05/31/95                 11,613               11,748
06/30/95                 12,896               12,021
07/31/95                 14,098               12,420
08/31/95                 14,429               12,451
09/30/95                 14,769               12,977
10/31/95                 14,589               12,930
11/30/95                 14,990               13,498
12/31/95                 14,533               13,758
01/31/96                 14,338               14,226
02/29/96                 15,035               14,358
03/31/96                 14,912               14,496
04/30/96                 16,502               14,710
05/31/96                 17,846               15,089
06/30/96                 17,117               15,147
07/31/96                 14,687               14,478
08/31/96                 15,579               14,783
09/30/96                 17,702               15,615
10/31/96                 17,579               16,046
11/30/96                 18,635               17,258
12/31/96                 17,962               16,917
01/31/97                 18,950               17,974
02/28/97                 16,808               18,114
03/31/97                 15,705               17,370
04/30/97                 15,955               18,407
05/31/97                 17,962               19,528
06/30/97                 18,129               20,403
07/31/97                 20,812               22,026
08/31/97                 20,313               20,792
09/30/97                 21,821               21,931
10/31/97                 20,417               21,198
11/30/97                 20,323               22,180
12/31/97                 19,584               22,560
01/31/98                 20,358               22,810
02/28/98                 22,857               24,455
03/31/98                 23,719               25,707
04/30/98                 25,433               25,966
05/31/98                 23,819               25,520
06/30/98                 26,848               26,556
07/31/98                 27,004               26,273
08/31/98                 21,619               22,475
09/30/98                 25,612               23,915
10/31/98                 26,586               25,860
11/30/98                 29,561               27,427
12/31/98                 35,183               29,008
01/31/99                 41,520               30,221
02/28/99                 36,952               29,281
03/31/99                 40,075               30,453
04/30/99                 39,578               31,632
05/31/99                 38,608               30,885
06/30/99                 43,396               32,600



* Past performance is not an indication of future results. Class D shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class D shares reflects the performance for one of the Fund's oldest classes of shares (Class C), restated to reflect the operating expenses for Class D shares. See page 17 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investment
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                        5.1%
Computer network products
--------------------------------------------------------------------------------
Lucent Technologies, Inc.                                                  4.7%
Telecommunications systems/software
--------------------------------------------------------------------------------
Microsoft Corp.                                                            4.1%
Computer software
--------------------------------------------------------------------------------
America Online, Inc.                                                       4.1%
Online computer services
--------------------------------------------------------------------------------
Motorola, Inc.                                                             3.8%
Semiconductors; comm. equipment
--------------------------------------------------------------------------------
Siebel Systems, Inc.                                                       3.4%
Marketing info. for software systems
--------------------------------------------------------------------------------
Nokia Corp.                                                                3.4%
Telecommunication systems & equipment
--------------------------------------------------------------------------------
Tellabs Inc.                                                               3.4%
Voice data communications equipment
--------------------------------------------------------------------------------
Sun Microsystems, Inc.                                                     3.3%
Marketer of networked workstations
--------------------------------------------------------------------------------
Xilinx, Inc.                                                               3.2%
Supplier of semiconductors
--------------------------------------------------------------------------------
Top Ten Total                                                             38.5%
--------------------------------------------------------------------------------

Top 4 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                70.4%
--------------------------------------------------------------------------------
Communications                                                            10.2%
--------------------------------------------------------------------------------
Consumer Discretionary                                                     6.3%
--------------------------------------------------------------------------------
Health Care                                                                5.9%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                              92.8%
--------------------------------------------------------------------------------
Cash Equivalents                                                           7.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Innovation Fund posted stellar returns for the one-year period ended June 30, 1999, returning 61.6%. This handily outperformed the S&P 500 Index return of 22.8% for the same period.

  Telecom equipment stocks contributed significantly to the Fund's performance this year. The sector benefited from the increased demand from companies for data transmission capabilities, which resulted in increased spending by phone companies. The sector also benefited from higher-than- expected cellular phone subscriptions, driven by more competitive pricing plans and improved cellular phone technology. For instance, Nokia, the Finnish cellular phone manufacturer, saw its sales rise as a result of the increase in overall cellular phone subscriptions. Motorola also benefited from this subscription increase and the introduction of a more competitive digital phone product line.

  America Online was a standout performer for the Fund this year. The company's new subscriptions continued to exceed forecasts, which helped to boost its stock price. The company also benefited from its position as the market leader among Internet access providers, which enabled it to increase advertising revenue. Despite a strong overall performance for the year, the company suffered in the second quarter of 1999, as investors punished Internet stocks in the face of fears over rising interest rates.

  A disappointing sector for the Fund was PCs. The anticipated increase in Y2K PC sales did not occur, and PC stocks saw lackluster results for much of the year. In addition, pricing pressures in the industry have kept profit margins down. As a result, the manager reduced the Fund's PC exposure, although he is confident that this seasonal business will see improvement in the second half of the year due to back-to-school and holiday PC buying. In particular, PC maker Compaq negatively affected the Fund's performance. The company did not meet its March earnings estimate and continued to have problems reducing its channel inventory as more lean competitors, such as Dell, have mastered inventory management.

  The Fund ably weathered the volatility of the market this year and, looking ahead, the manager is optimistic that it will continue its outperformance in the coming year.

12                                            See page 20 for financial details.

                           PIMCO Mid-Cap Growth Fund

OBJECTIVE

Growth of capital

PORTFOLIO

Primarily common stocks of companies with medium capitalizations that have improving fundamentals and whose stock is reasonably valued

FUND INCEPTION DATE

8/26/91

TOTAL NET ASSETS

$1.0 billion

NUMBER OF SECURITIES IN THE PORTFOLIO

99 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Cadence Capital Management


--------------------------------------------------------------------------------
 PERFORMANCE *
--------------------------------------------------------------------------------

Average Annual Total Return  For periods ended 6/30/99

                    D Shares                       Russell          Lipper
                                    S&P Mid-Cap    Mid-Cap          Mid-Cap
                                    Index          Index            Fund Avg.
--------------------------------------------------------------------------------
1 year               0.3%           17.2%          11.3%            13.4%
3 years             17.9%           22.5%          19.6%            16.6%
5 years             20.2%           22.3%          20.9%            19.7%
Inception           16.5%             --             --               --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                         PIMCO
                        Mid-Cap                 S&P                 Russell
                        Growth                Mid-Cap               Mid-Cap
Month                   Fund D                Index                  Index

08/31/91                 10,000                10,000                10,000
09/30/91                  9,947                 9,967                 9,942
10/31/91                 10,307                10,358                10,145
11/30/91                 10,013                10,009                 9,726
12/31/91                 11,316                11,192                10,816
01/31/92                 11,325                11,390                11,019
02/29/92                 11,432                11,571                11,272
03/31/92                 11,086                11,135                10,984
04/30/92                 11,009                11,002                11,070
05/31/92                 11,016                11,107                11,142
06/30/92                 10,721                10,789                10,961
07/31/92                 11,012                11,325                11,419
08/31/92                 10,686                11,054                11,156
09/30/92                 11,035                11,209                11,388
10/31/92                 11,392                11,477                11,666
11/30/92                 12,074                12,119                12,254
12/31/92                 12,306                12,525                12,583
01/31/93                 12,758                12,682                12,835
02/28/93                 12,360                12,504                12,849
03/31/93                 12,860                12,936                13,267
04/30/93                 12,504                12,598                12,916
05/31/93                 13,035                13,172                13,326
06/30/93                 13,434                13,238                13,476
07/31/93                 13,265                13,212                13,541
08/31/93                 13,917                13,758                14,143
09/30/93                 14,286                13,903                14,198
10/31/93                 14,136                13,949                14,209
11/30/93                 13,737                13,640                13,880
12/31/93                 14,191                14,273                14,383
01/31/94                 14,480                14,605                14,779
02/28/94                 14,455                14,398                14,578
03/31/94                 13,924                13,731                13,957
04/30/94                 13,970                13,833                14,053
05/31/94                 13,712                13,702                14,072
06/30/94                 13,251                13,230                13,656
07/31/94                 13,546                13,678                14,124
08/31/94                 14,251                14,395                14,794
09/30/94                 13,882                14,126                14,432
10/31/94                 14,157                14,281                14,543
11/30/94                 13,483                13,636                13,901
12/31/94                 13,800                13,762                14,082
01/31/95                 13,663                13,905                14,371
02/28/95                 14,490                14,634                15,115
03/31/95                 14,951                14,888                15,547
04/30/95                 15,284                15,187                15,782
05/31/95                 15,806                15,554                16,300
06/30/95                 16,733                16,187                16,848
07/31/95                 18,306                17,031                17,666
08/31/95                 18,442                17,346                17,937
09/30/95                 18,699                17,767                18,342
10/31/95                 18,407                17,310                17,932
11/30/95                 18,755                18,066                18,824
12/31/95                 18,873                18,021                18,933
01/31/96                 19,240                18,282                19,332
02/29/96                 19,701                18,903                19,786
03/31/96                 19,941                19,130                20,073
04/30/96                 20,351                19,714                20,641
05/31/96                 20,688                19,981                20,953
06/30/96                 20,261                19,681                20,638
07/31/96                 19,285                18,350                19,361
08/31/96                 20,331                19,408                20,283
09/30/96                 21,751                20,254                21,285
10/31/96                 21,889                20,313                21,455
11/30/96                 23,214                21,457                22,762
12/31/96                 23,189                21,481                22,530
01/31/97                 24,132                22,287                23,373
02/28/97                 23,721                22,104                23,338
03/31/97                 23,036                21,162                22,346
04/30/97                 23,522                21,710                22,902
05/31/97                 25,140                23,609                24,573
06/30/97                 26,353                24,272                25,377
07/31/97                 28,787                26,675                27,494
08/31/97                 28,738                26,643                27,194
09/30/97                 30,755                28,175                28,747
10/31/97                 30,095                26,949                27,628
11/30/97                 30,294                27,348                28,286
12/31/97                 30,992                28,409                29,067
01/31/98                 30,430                27,870                28,520
02/28/98                 32,211                30,177                30,750
03/31/98                 33,191                31,538                32,208
04/30/98                 33,661                32,115                32,289
05/31/98                 32,501                30,670                31,291
06/30/98                 33,109                30,863                31,724
07/31/98                 32,155                29,666                30,211
08/31/98                 26,415                24,145                25,377
09/30/98                 28,320                26,398                27,019
10/31/98                 29,093                28,758                28,862
11/30/98                 30,693                30,193                30,227
12/31/98                 33,410                33,840                31,998
01/31/99                 31,960                32,524                31,944
02/28/99                 30,221                30,819                30,880
03/31/99                 30,366                31,682                31,847
04/30/99                 31,918                34,179                34,200
05/31/99                 31,844                34,329                34,101
06/30/99                 33,191                36,163                35,305

* Past performance is not an indication of future results. Excluding the 6-month return, these returns represent the blended performance of the Fund's Class D shares (for the period from 4/8/98) and the prior performance of the Fund's institutional class shares (for the period from 3/8/91), adjusted for Class D expenses. See page 17 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                          % of Total Investments
--------------------------------------------------------------------------------
Best Buy Co., Inc.                                                        1.4%
Electronics supply store
--------------------------------------------------------------------------------
Waters Corp.                                                              1.4%
Liquid Chromatography
--------------------------------------------------------------------------------
Premark International, Inc.                                               1.4%
Commercial food equipment products
--------------------------------------------------------------------------------
Hertz Corp. 'A'                                                           1.4%
Auto/construction equip. rental service
--------------------------------------------------------------------------------
General Dynamics Corp.                                                    1.4%
Aerospace/defense equip.
--------------------------------------------------------------------------------
VERITAS Software Corp.                                                    1.4%
Storage mgmt. software
--------------------------------------------------------------------------------
Citrix Systems, Inc.                                                      1.4%
Multi-user application server systems
--------------------------------------------------------------------------------
Food Lion, Inc. 'A'                                                       1.4%
Food supermarket chain
--------------------------------------------------------------------------------
Bed, Bath & Beyond, Inc.                                                  1.3%
Domestic/home products superstores
--------------------------------------------------------------------------------
Southdown, Inc.                                                           1.3%
Cement/concrete/environmental services
--------------------------------------------------------------------------------
Top Ten Total                                                            13.8%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Consumer Discretionary                                                   21.9%
--------------------------------------------------------------------------------
Financial & Business Services                                            20.9%
--------------------------------------------------------------------------------
Technology                                                               17.1%
--------------------------------------------------------------------------------
Capital Goods                                                             7.2%
--------------------------------------------------------------------------------
Health Care                                                               6.4%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                             96.4%
--------------------------------------------------------------------------------
Cash Equivalents                                                          3.6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

PIMCO Mid-Cap Growth Fund returned 0.3% for the one-year period ended June 30, 1999. It is important to note that, for the three-month period ended June 30, 1999, the Fund returned 9.3%.

  The Fund's lackluster performance for this one-year period can be attributed to the fact that, for much of the year, the market was extremely narrow and dominated by the largest of the large-cap growth stocks. As a result, mid-cap growth-at-a-reasonable-price stocks were overlooked by investors. However, in the second quarter of 1999, the market rotated away from these large-cap high valuation issues and towards smaller- capitalization and lower valuation issues, which resulted in strong performance by the Fund in the second quarter.

  The technology sector positively impacted the Fund this year. This sector benefited from investor enthusiasm for stocks with the greatest growth potential. Fund holding Citrix Systems, a distributed computing company, benefited from corporations' increased demand for networking capabilities. The company saw a rise in sales of its software, which links computers to networks and provides systems solutions for different networks. In addition, Fund holding Comdisco saw a large uptick in its stock price as a result of the sale of one of its units to IBM.

  Another strong sector for the Fund was consumer cyclicals. A growing domestic economy, tight labor market and low inflation combined to fuel investor confidence, which resulted in an increase in consumer spending. Harley Davidson benefited from this increase as demand for its high-end motorcycles skyrocketed.

  Other beneficiaries of the strong economy included holdings Abercrombie & Fitch and Tommy Hilfiger. The growing clout and spending power of the American teenager contributed to their sales growth. And demographics also helped, as there are more young people to purchase their goods. Both companies also benefited from strong branding and high earnings-per-share growth.

  One disappointment for the Fund this year was Jones Apparel. The women's apparel and shoe maker suffered from execution problems related to its line of shoes. It also lost market share in the past year by missing fashion trends. The manager removed this holding from the Fund.

  Despite disappointing performance for the one-year period, the Fund showed strong performance in the second quarter of 1999, as the market broadened and medium- capitalization and lower valuation stocks became more attractive to investors. The manager is optimistic that, as this market environment continues, the Fund's strong performance will continue as well.

                                          See page 21 for financial details.  13

                             PIMCO Renaissance Fund

OBJECTIVE

Long-term growth of capital and current income

PORTFOLIO

Primarily common stocks with below-average valuations that have improving business fundamentals

FUND INCEPTION DATE

4/18/88

TOTAL NET ASSETS

$659.8 million

NUMBER OF SECURITIES IN THE PORTFOLIO

82 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

PIMCO Equity Advisors


--------------------------------------------------------------------------------
 PERFORMANCE *
--------------------------------------------------------------------------------

Average Annual Total Return             For periods ended 6/30/99

                          D Shares                                  Lipper
                                        S&P 500       Russell       Equity Inc.
                                        Index         1000 Index    Fund Avg.
--------------------------------------------------------------------------------
1 year                    10.0%         22.8%         16.4%         11.4%
5 years                   22.8%         27.9%         24.6%         19.2%
10 years                  14.9%         18.8%         17.1%         13.8%
Inception                 14.8%           --            --            --

Change in Value
$10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                           PIMCO
                        Renaissance            S&P 500            Russell 1000
 Month                    Fund D                Index                Index

04/30/88                   10,000               10,001                10,000
05/31/88                   10,000               10,088                10,145
06/30/88                   10,232               10,551                10,625
07/31/88                   10,200               10,511                10,628
08/31/88                   10,062               10,154                10,419
09/30/88                   10,211               10,586                10,758
10/31/88                   10,329               10,880                11,002
11/30/88                   10,275               10,725                10,868
12/31/88                   10,614               10,913                11,000
01/31/89                   10,932               11,711                11,754
02/28/89                   10,877               11,420                11,568
03/31/89                   10,976               11,686                11,822
04/30/89                   11,264               12,292                12,307
05/31/89                   11,586               12,790                12,797
06/30/89                   11,674               12,717                12,748
07/31/89                   11,898               13,866                13,608
08/31/89                   12,269               14,137                13,945
09/30/89                   12,122               14,079                13,812
10/31/89                   11,895               13,753                13,319
11/30/89                   11,883               14,033                13,472
12/31/89                   11,886               14,370                13,770
01/31/90                   11,304               13,406                12,912
02/28/90                   11,304               13,579                13,238
03/31/90                   11,597               13,939                13,373
04/30/90                   11,247               13,590                12,852
05/31/90                   11,948               14,915                13,919
06/30/90                   11,896               14,814                13,603
07/31/90                   11,567               14,766                13,484
08/31/90                   10,780               13,431                12,298
09/30/90                   10,011               12,777                11,703
10/31/90                    9,600               12,722                11,543
11/30/90                    9,934               13,544                12,343
12/31/90                   10,118               13,922                12,657
01/31/91                   10,444               14,529                13,227
02/28/91                   11,070               15,568                14,106
03/31/91                   11,338               15,945                14,315
04/30/91                   11,457               15,983                14,421
05/31/91                   12,062               16,674                14,959
06/30/91                   11,639               15,910                14,329
07/31/91                   12,064               16,651                14,929
08/31/91                   12,555               17,046                15,201
09/30/91                   12,757               16,761                15,089
10/31/91                   13,025               16,986                15,339
11/30/91                   12,623               16,301                14,552
12/31/91                   13,583               18,166                15,771
01/31/92                   13,827               17,828                15,796
02/29/92                   14,098               18,060                16,183
03/31/92                   13,833               17,708                15,948
04/30/92                   13,847               18,228                16,635
05/31/92                   13,997               18,318                16,718
06/30/92                   13,839               18,045                16,614
07/31/92                   14,154               18,782                17,255
08/31/92                   13,976               18,398                16,728
09/30/92                   14,120               18,614                16,959
10/31/92                   14,092               18,678                16,975
11/30/92                   14,451               19,314                17,532
12/31/92                   14,749               19,551                17,949
01/31/93                   14,985               19,715                18,471
02/28/93                   14,860               19,983                19,121
03/31/93                   15,425               20,405                19,685
04/30/93                   15,299               19,912                19,432
05/31/93                   15,663               20,445                19,823
06/30/93                   15,979               20,504                20,260
07/31/93                   16,345               20,422                20,487
08/31/93                   17,400               21,197                21,226
09/30/93                   17,690               21,034                21,260
10/31/93                   17,944               21,469                21,246
11/30/93                   17,492               21,265                20,807
12/31/93                   18,024               21,522                21,202
01/31/94                   18,545               22,254                22,005
02/28/94                   18,342               21,650                21,252
03/31/94                   17,332               20,706                20,462
04/30/94                   17,215               20,971                20,854
05/31/94                   17,143               21,315                21,094
06/30/94                   16,742               20,793                20,589
07/31/94                   17,165               21,476                21,230
08/31/94                   17,969               22,356                21,839
09/30/94                   17,948               21,810                21,115
10/31/94                   17,904               22,300                21,409
11/30/94                   17,170               21,488                20,544
12/31/94                   17,237               21,806                20,781
01/31/95                   17,281               22,372                21,420
02/28/95                   17,665               23,244                22,267
03/31/95                   18,145               23,929                22,756
04/30/95                   18,486               24,634                23,475
05/31/95                   18,531               25,619                24,463
06/30/95                   18,998               26,214                24,794
07/31/95                   19,937               27,083                25,658
08/31/95                   20,160               27,151                26,020
09/30/95                   20,813               28,297                26,961
10/31/95                   20,873               28,196                26,693
11/30/95                   21,874               29,434                28,045
12/31/95                   22,144               30,001                28,750
01/31/96                   22,905               31,022                29,646
02/29/96                   23,206               31,309                29,870
03/31/96                   23,395               31,611                30,378
04/30/96                   23,792               32,077                30,494
05/31/96                   24,348               32,904                30,876
06/30/96                   24,400               33,029                30,901
07/31/96                   23,364               31,570                29,733
08/31/96                   24,272               32,236                30,584
09/30/96                   25,474               34,050                31,799
10/31/96                   26,352               34,989                33,029
11/30/96                   27,692               37,634                35,424
12/31/96                   27,753               36,889                34,972
01/31/97                   28,763               39,193                36,667
02/28/97                   28,616               39,501                37,206
03/31/97                   27,894               37,878                35,868
04/30/97                   29,070               40,139                37,374
05/31/97                   30,871               42,583                39,464
06/30/97                   32,485               44,490                41,157
07/31/97                   35,353               48,030                44,253
08/31/97                   34,507               45,340                42,678
09/30/97                   37,023               47,823                45,255
10/31/97                   35,313               46,226                43,993
11/30/97                   36,692               48,366                45,937
12/31/97                   37,726               49,196                47,278
01/31/98                   37,749               49,740                46,612
02/28/98                   40,601               53,327                49,749
03/31/98                   42,184               56,058                52,793
04/30/98                   43,142               56,622                53,147
05/31/98                   42,250               55,649                52,360
06/30/98                   42,563               57,909                53,031
07/31/98                   41,694               57,293                52,098
08/31/98                   34,294               49,009                44,346
09/30/98                   35,497               52,149                46,891
10/31/98                   37,034               56,391                50,525
11/30/98                   39,375               59,808                52,880
12/31/98                   42,115               63,255                54,678
01/31/99                   44,760               65,900                55,115
02/28/99                   42,576               63,852                54,338
03/31/99                   44,505               66,406                55,463
04/30/99                   46,765               68,978                60,643
05/31/99                   45,353               67,350                59,976
06/30/99                   46,818               71,088                61,715

* Past performance is not an indication of future results. Class D shares commenced operations after the inception date shown. Total return for the periods shown before the inception of Class D shares reflects the performance for this Fund's oldest class of shares (Class C), restated to reflect the operating expenses for Class D shares. Had Class D share returns been restated without regard to the lower operating expenses of Class D shares, the total return figures for the 1-, 5-, 10-year and since inception periods would have been lower, namely 11.5%, 17.8%, 14.0% and 13.6%, respectively. See page 17 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Aetna, Inc.                                                               4.6%
Multiline insurance business
--------------------------------------------------------------------------------
Micron Technology, Inc.                                                   3.5%
Microcomputer parts
--------------------------------------------------------------------------------
Conseco, Inc.                                                             3.0%
Life insurance co.
--------------------------------------------------------------------------------
Arrow Electronics, Inc.                                                   2.9%
Distributor of electronic components
--------------------------------------------------------------------------------
Asia Pulp & Paper Co.                                                     2.9%
Pulp & paper products
--------------------------------------------------------------------------------
Valero Energy Corp.                                                       2.8%
Oil and gas refining/marketing
--------------------------------------------------------------------------------
Smurfit-Stone Container Corp.                                             2.6%
Paperboard & packaged products
--------------------------------------------------------------------------------
Nabors Industries, Inc.                                                   2.5%
Contract drilling & services
--------------------------------------------------------------------------------
Fleet Financial Group, Inc.                                               2.4%
Commercial banking
--------------------------------------------------------------------------------
MediaOne Group, Inc.                                                      2.3%
Cable/telecommunications service
--------------------------------------------------------------------------------
Top Ten Total                                                            29.5%
--------------------------------------------------------------------------------

Top 5 Industries                                         % of Total Investments
--------------------------------------------------------------------------------
Financial & Business Services                                            17.8%
--------------------------------------------------------------------------------
Technology                                                               16.2%
--------------------------------------------------------------------------------
Energy                                                                   14.7%
--------------------------------------------------------------------------------
Materials & Processing                                                   14.5%
--------------------------------------------------------------------------------
Health Care                                                              10.3%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                             97.0%
--------------------------------------------------------------------------------
Cash Equivalients                                                         3.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the one-year period ended June 30, 1999, PIMCO Renaissance Fund returned 10.0%.

  The telecom sector contributed greatly to the Fund's performance this year. For instance, Motorola saw its stock price improve after introducing a new product line of advanced digital technology cellular phones. The company is regaining the market share it lost in the last several years as it continues to offer more competitive products. Another of the Fund's telecom holdings, MediaOne, was driven higher based on news that AT&T would be purchasing the cable service and telecommunications provider.

  Technology also turned in solid performance for the Fund this year. An improving global economy resulted in greater demand for semiconductors, PCs and other `cyclical technology' products. For instance, Micron Technology, a maker of semiconductors, performed well as orders began to increase, and investor sentiment regarding semiconductors became positive because of the brightening global economic outlook. Another tech stock that contributed to the Fund's performance was IBM, driven by increased revenues from its service business. IBM has effected a corporate turn-around by moving away from dependence on its PC and mainframe businesses and focusing on other opportunities, including consulting and the formation of strategic alliances with a number of other companies.

  Another standout stock for the Fund this year was Anheuser-Busch. The beer producer and distributor benefited from a surge in domestic beer sales volume, as well as increased profit margins, as much of the pricing pressure on beer has eased. The company continues to benefit from strong brand recognition.

  One disappointment for the Fund this year was Mirage Resorts. Mirage Resorts owns and operates casino-based entertainment resorts in Las Vegas and Laughlin, Nevada. The company suffered from the increasingly competitive nature of the casino industry, with new and more elaborate casinos being built every quarter. It also reported earnings disappointments this year that resulted from decreased traffic to its casinos.

  Looking ahead, the manager believes the Fund is well-positioned to benefit from the recent market broadening as well as the improving global economy, both of which significantly helped its performance in the second quarter.

14                                            See page 22 for financial details.

                        PIMCO Tax-Efficient Equity Fund

OBJECTIVE

Maximum after-tax growth of capital

PORTFOLIO

Broadly diversified portfolio of at least 250 common stocks of companies with larger market capitalizations

FUND INCEPTION DATE

7/10/98

TOTAL NET ASSETS

$28.0 million

NUMBER OF SECURITIES IN THE PORTFOLIO

244 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

Parametric Portfolio Associates


--------------------------------------------------------------------------------
 PERFORMANCE *
--------------------------------------------------------------------------------

Total Return  For periods ended 6/30/99

                              D Shares                            Lipper
                                               S&P 500            Gr. & Income
                                               Index              Fund Avg.
--------------------------------------------------------------------------------
Inception/1./                 15.9%            --                 --

                   Change in Value
                   $10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                 PIMCO                     S&P 500
                             Tax-Efficient                  Index
 Month                       Equity Fund D
07/31/98                         10,000                     10,000
08/31/98                          8,564                      8,554
09/30/98                          9,001                      9,102
10/31/98                          9,843                      9,843
11/30/98                         10,342                     10,439
12/31/98                         10,957                     11,041
01/31/99                         11,311                     11,502
02/28/99                         10,936                     11,145
03/31/99                         11,332                     11,591
04/30/99                         11,738                     12,040
05/31/99                         11,394                     11,755
06/30/99                         12,059                     12,408

* Past performance is not an indication of future results. The adjusted returns above include the effect of paying the applicable sales charges. See page 17 for Footnotes, which include additional details.

/1/Returns for the inception period are cumulative because the Fund is less than 1 year old.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Microsoft Corp.                                                            4.7%
Computer software
--------------------------------------------------------------------------------
General Electric Co.                                                       3.0%
Consumer/Indus. products broadcasting
--------------------------------------------------------------------------------
Intel Corp.                                                                2.3%
Semiconductors memory circuits
--------------------------------------------------------------------------------
International Business Machines Corp.                                      2.2%
Business machines
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                        1.9%
Computer network products
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                      1.9%
Discount stores
--------------------------------------------------------------------------------
AT&T Corp.                                                                 1.8%
Telecommunications services
--------------------------------------------------------------------------------
Exxon Corp.                                                                1.7%
Leading oil co
--------------------------------------------------------------------------------
Lucent Technologies, Inc.                                                  1.6%
Telecommunications systems/software
--------------------------------------------------------------------------------
Merck & Co., Inc.                                                          1.6%
Ethical drugs/spec. chemicals
--------------------------------------------------------------------------------
Top Ten Total                                                             22.7%
--------------------------------------------------------------------------------

Top 5 Industries                                         % of Total Investments
--------------------------------------------------------------------------------
Technology                                                                20.3%
--------------------------------------------------------------------------------
Financial & Business Services                                             16.2%
--------------------------------------------------------------------------------
Consumer Discretionary                                                    12.3%
--------------------------------------------------------------------------------
Health Care                                                               10.9%
--------------------------------------------------------------------------------
Communications                                                             8.2%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                              98.9%
--------------------------------------------------------------------------------
Cash Equivalents                                                           1.1%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the period since inception through June 30, 1999, PIMCO Tax-Efficient Equity Fund returned 15.9%.

  PIMCO Tax-Efficient Equity Fund was started on July 10, 1998. The Fund is an actively managed stock fund seeking low tax exposure without compromising return potential. Its manager uses an innovative investment process featuring quantitative stock selection and active tax management.

  The technology sector performed well for the Fund this year. Increased demand for technology, coupled with investor enthusiasm for stocks with the greatest expectations for earnings growth, helped to boost the prices of many tech stocks. For instance, Microsoft proved to be an outstanding holding for the Fund this year. The software company benefited from its market dominance and strong earnings growth. It also received a boost from investor enthusiasm over its new product pipeline, which includes updated versions of Microsoft Office and Microsoft Windows. Cisco Systems was another standout for the Fund this year. The company continued to successfully position itself as the industry leader within the Internet networking sector. Another technology standout was IBM, which has been successful in implementing its turnaround strategy. The company has changed its focus from the PC and mainframe business to consulting and other higher profit margin businesses. Its stock received a large boost in May when the company unveiled its plans for expanding into the Internet business, which investors greeted with much enthusiasm.

  The health care sector made a solid contribution to the Fund's performance this year. In particular, high-growth companies such as Amgen, Pfizer and Merck all performed well for much of the year, until interest rate concerns caused their stock prices to drop in the second quarter of 1999.

  One disappointment for the Fund this year was Coca-Cola. The beverage producer and bottler suffered for much of the year from its exposure to the weakened global economy, from which it derives much of its sales.

  Looking ahead, the manager intends to continue with its disciplined, long-term, approach to stock selection based on fundamental valuations and the principles of portfolio diversification and risk control. The manager is optimistic that, with interest rates in check and earnings growth on the rise, the Fund will continue its strong performance.

                                              See page 23 for financial details.

PIMCO Value Fund



OBJECTIVE

Long-term growth of capital and current income

PORTFOLIO

Primarily stocks the manager believes are undervalued and/or offer above-average dividend yields

FUND INCEPTION DATE

12/30/91

TOTAL NET ASSETS

$231.6 million

NUMBER OF SECURITIES IN THE PORTFOLIO

41 (not including short-term instruments)

PIMCO ADVISORS INSTITUTIONAL MANAGER

NFJ Investment Group


--------------------------------------------------------------------------------
 PERFORMANCE *
--------------------------------------------------------------------------------

Average Annual Total Return  For periods ended 6/30/99

                           D Shares                              Lipper
                                              S&P 500            Gr. & Income
                                              Index              Fund Avg.
--------------------------------------------------------------------------------
1 year                     12.0%              22.8%              14.5%
3 years                    18.8%              29.1%              21.6%
5 years                    20.8%              27.9%              21.7%
Inception                  16.7%                --                 --

                   Change in Value
                   $10,000 invested at the Fund's inception

                           [LINE GRAPH APPEARS HERE]

                                 PIMCO                     S&P 500
                                 Value                      Index
 Month                           Fund D
12/31/91                         10,000                     10,000
01/31/92                         10,286                      9,814
02/29/92                         10,630                      9,942
03/31/92                         10,388                      9,748
04/30/92                         10,432                     10,034
05/31/92                         10,338                     10,083
06/30/92                         10,115                      9,933
07/31/92                         10,470                     10,339
08/31/92                         10,164                     10,128
09/30/92                         10,302                     10,247
10/31/92                         10,364                     10,282
11/30/92                         10,918                     10,632
12/31/92                         11,269                     10,762
01/31/93                         11,503                     10,852
02/28/93                         11,624                     11,000
03/31/93                         11,983                     11,232
04/30/93                         11,770                     10,961
05/31/93                         11,933                     11,254
06/30/93                         12,012                     11,287
07/31/93                         11,951                     11,242
08/31/93                         12,596                     11,668
09/30/93                         12,624                     11,579
10/31/93                         13,057                     11,818
11/30/93                         12,921                     11,706
12/31/93                         13,066                     11,847
01/31/94                         13,668                     12,250
02/28/94                         13,442                     11,918
03/31/94                         12,716                     11,398
04/30/94                         12,558                     11,544
05/31/94                         12,553                     11,734
06/30/94                         12,261                     11,446
07/31/94                         12,769                     11,822
08/31/94                         13,304                     12,307
09/30/94                         12,895                     12,006
10/31/94                         13,029                     12,275
11/30/94                         12,370                     11,828
12/31/94                         12,484                     12,004
01/31/95                         12,820                     12,315
02/28/95                         13,389                     12,795
03/31/95                         13,754                     13,173
04/30/95                         14,122                     13,560
05/31/95                         14,655                     14,102
06/30/95                         14,907                     14,430
07/31/95                         15,559                     14,909
08/31/95                         15,747                     14,946
09/30/95                         16,179                     15,577
10/31/95                         16,221                     15,521
11/30/95                         16,915                     16,202
12/31/95                         17,273                     16,515
01/31/96                         17,762                     17,077
02/29/96                         18,147                     17,235
03/31/96                         18,289                     17,401
04/30/96                         18,524                     17,657
05/31/96                         18,894                     18,113
06/30/96                         18,806                     18,182
07/31/96                         17,789                     17,379
08/31/96                         18,477                     17,745
09/30/96                         18,977                     18,744
10/31/96                         19,243                     19,261
11/30/96                         20,889                     20,717
12/31/96                         20,706                     20,306
01/31/97                         21,397                     21,575
02/28/97                         21,756                     21,744
03/31/97                         20,989                     20,851
04/30/97                         21,811                     22,095
05/31/97                         23,093                     23,441
06/30/97                         23,674                     24,491
07/31/97                         25,233                     26,439
08/31/97                         24,697                     24,958
09/30/97                         26,177                     26,325
10/31/97                         24,853                     25,446
11/30/97                         25,454                     26,624
12/31/97                         26,030                     27,081
01/31/98                         26,129                     27,381
02/28/98                         27,676                     29,355
03/31/98                         28,792                     30,859
04/30/98                         28,234                     31,169
05/31/98                         28,108                     30,633
06/30/98                         28,151                     31,878
07/31/98                         26,963                     31,538
08/31/98                         23,094                     26,978
09/30/98                         24,417                     28,707
10/31/98                         26,568                     31,041
11/30/98                         28,085                     32,923
12/31/98                         28,596                     34,820
01/31/99                         27,901                     36,276
02/28/99                         26,838                     35,149
03/31/99                         26,774                     36,555
04/30/99                         29,585                     37,971
05/31/99                         30,384                     37,074
06/30/99                         31,526                     39,132

* Past performance is not an indication of future results. Excluding the 6-month return, these returns represent the blended performance of the Fund's retail Class D shares (for the period from 4/8/98) and the prior performance of the Fund's institutional class shares (for the period from 12/30/91), adjusted for Class D expenses. See page 17 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Top 10 Holdings                                           % of Total Investments
--------------------------------------------------------------------------------
Bell Atlantic Corp.                                                         4.2%
Telephone service
--------------------------------------------------------------------------------
GTE Corp.                                                                   4.0%
Independent telephone service
--------------------------------------------------------------------------------
Thomas & Betts Corp.                                                        3.9%
Electric conductors components
--------------------------------------------------------------------------------
Mobil Corp.                                                                 3.9%
Int'l oil/gas exploration & development
--------------------------------------------------------------------------------
SUPERVALU, Inc.                                                             3.8%
Large food wholesaler
--------------------------------------------------------------------------------
Public Service Enterprise Group, Inc.                                       3.7%
Public service electric & gas
--------------------------------------------------------------------------------
Kimberly-Clark Corp.                                                        3.7%
Consumer products/newsprint
--------------------------------------------------------------------------------
Mallinckrodt, Inc.                                                          3.7%
Healthcare products/spec. chemicals
--------------------------------------------------------------------------------
NICOR, Inc.                                                                 3.6%
Utility holding/natural gas
--------------------------------------------------------------------------------
DTE Energy Co.                                                              3.5%
Electric & steam utility
--------------------------------------------------------------------------------
Top Ten Total                                                              38.0%
--------------------------------------------------------------------------------

Top 5 Industries                                          % of Total Investments
--------------------------------------------------------------------------------
Consumer Discretionary                                                     13.7%
--------------------------------------------------------------------------------
Consumer Staples                                                           13.5%
--------------------------------------------------------------------------------
Utilities                                                                  10.9%
--------------------------------------------------------------------------------
Energy                                                                      9.6%
--------------------------------------------------------------------------------
Communications                                                              8.2%
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------
Common Stock                                                               95.0%
--------------------------------------------------------------------------------
Cash Equivalents                                                            5.0%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

For the one-year period ended June 30, 1999, PIMCO Value Fund returned 12.0%.

  Lower valuation issues were out of favor for most of this one-year period, as the largest of the large-cap growth stocks dominated the market. However, in the second quarter of 1999, the market rotated toward lower valuation and smaller-capitalization stocks. This shift came about as a result of the improving global economy, which caused an increased demand for capital goods, as well as rising interest rates, which caused investors to shy away from higher valuation growth stocks. As a result, PIMCO Value Fund saw strong performance in the last quarter of this one-year period, despite less impressive performance in the first three quarters.

  The technology sector performed well for the Fund this year. As the global economy began to improve, demand increased for semiconductors, PCs and other technology.

Apple Computer, for instance, was a stand-out performer this year. The PC maker experienced better-than-expected sales of its iMac computer, its latest product offering, which was enthusiastically received by consumers. The company has continued its successful comeback with more innovative product offerings and has gained significant market share.

  Another sector that contributed to the Fund's performance was tele-communications. The sector benefited from increased demand from corporations for data communications capabilities. One standout in this sector was GTE. GTE provides inter-networking services ranging from dial-up Internet access for consumers to Web-based applications for Fortune 500 companies. The company benefited from increased revenues, new product development, and the sale of some of its business units.

  Basic materials, while a strong performer for the Fund in the second quarter of 1999, performed poorly for the one-year period. Companies such as John Deere and U.S. Steel suffered under extreme pricing pressures, which greatly narrowed their profit margins. However, this sector was a strong contributor to the Fund's performance in the second quarter, as the global economy improved, demand for basic materials increased, and pricing pressures eased.

  While the Fund's performance was hurt by the narrowness of the market for most of the past year, the Fund turned in a strong performance in the second quarter, as lower valuation and cyclical stocks finally outperformed growth stocks. Looking ahead, we believe the Fund is poised to continue this performance in the current market environment.

                                              See page 25 for financial details.

--------------------------------------------------------------------------------
 FOOTNOTES
--------------------------------------------------------------------------------

A few notes and definitions are needed for a complete understanding of the performance figures.

Past performance is no indication of future results. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. Total return measures performance, assuming that all dividends and capital gains distributions were reinvested.

The PIMCO stock funds can invest a portion of their assets in foreign securities, which can involve special risks due to foreign economic and political developments. The Innovation Fund concentrates its portfolio in one sector, making it more volatile than a more diversified stock portfolio, and it, therefore, should be considered as only part of a diversified portfolio.

Line graphs have been included so an investor can compare a Fund's historical performance to that of an appropriate broad-based index. Each index reflects a group of unmanaged securities, and it is not possible to invest directly in an unmanaged index. The Standard & Poor's 500 and Standard & Poor's Mid-Cap are indices of stocks of companies with larger- and medium-sized capitalizations, respectively. The Russell 100 is an index of Stock companies with medium capitalizations.

Lipper averages are calculated by Lipper Analytical Services, Inc., a nationally recognized mutual fund performance evaluation firm. They are total return performance averages of those funds that are tracked by Lipper, with the investment objective noted. Lipper rankings are based on total returns, not adjusted for sales charges.

For additional details on the PIMCO bond funds, contact your financial advisor to receive a prospectus that contains more complete information, including charges and expenses. Or contact PIMCO Funds Distributors LLC at 2187 Atlantic Street, Stamford, CT 06902-6896, 1-800-277-7337, www.pimcofunds.com. Please read the prospectus carefully before you invest or send money.

Schedule of Investments
Capital Appreciation Fund
June 30, 1999

                                                                       Value
                                               Shares                 (000s)

 COMMON STOCKS 101.0%
Building 2.0%
Centex Corp.                                  305,800           $     11,487
Lafarge Corp.                                 289,450                 10,257
                                                                ------------
                                                                      21,744
Capital Goods 10.4%
Tyco International Limited                    224,800                 21,300
Johnson Controls, Inc.                        256,000                 17,744
Honeywell, Inc.                               147,700                 17,115
AlliedSignal, Inc.                            268,600                 16,922
United Technologies Corp.                     210,600                 15,097
Textron, Inc.                                 170,900                 14,067
General Electric Co.                          113,000                 12,769
General Dynamics Corp.                          4,000                    274
                                                                ------------
                                                                     115,288
Communications 4.5%
GTE Corp.                                     204,000                 15,453
SBC Communications, Inc.                      227,600                 13,201
ALLTEL Corp.                                  182,400                 13,042
Qualcomm, Inc. (b)                             53,300                  7,649
                                                                ------------
                                                                      49,345
Consumer Discretionary 16.6%
Wal-Mart Stores, Inc.                         383,700                 18,514
TJX Cos., Inc.                                487,600                 16,243
Home Depot, Inc.                              233,900                 15,072
Lowe's Cos., Inc.                             256,600                 14,546
Gap, Inc.                                     270,300                 13,616
Harley-Davidson, Inc.                         245,900                 13,371
Tandy Corp.                                   269,900                 13,191
CVS Corp.                                     251,500                 12,764
Cintas Corp.                                  184,000                 12,362
Circuit City Stores                           132,500                 12,322
Dayton Hudson Corp.                           174,900                 11,368
Ford Motor Co.                                190,400                 10,746
Mohawk Industries, Inc. (b)                   335,800                 10,200
General Motors Corp.                          135,800                  8,963
B.J.'s Wholesale Club, Inc. (b)                10,000                    301
Delphi Automotive Systems (b)                       1                      0
Mattel, Inc.                                        1                      0
                                                                ------------
                                                                     183,579
Consumer Services 6.0%
Gannett, Inc.                                 200,000                 14,275
New York Times Co.                            385,800                 14,202
McGraw-Hill Companies, Inc.                   248,500                 13,403
Waste Management, Inc.                        241,900                 13,002
CBS Corp.                                     256,500                 11,142
                                                                ------------
                                                                      66,024
Consumer Staples 3.5%
Anheuser Busch Cos., Inc.                     188,200                 13,350
Kroger Co. (b)                                475,600                 13,287
Safeway, Inc. (b)                             234,500                 11,608
                                                                ------------
                                                                      38,245
Energy 5.6%
Royal Dutch Petroleum Co.                     224,800                 13,544
Atlantic Richfield Co.                        161,100                 13,462
Unicom Corp.                                  311,600                 12,016
Peco Energy Co.                               285,700                 11,964
Energy East Corp.                             411,400                 10,696
                                                                ------------
                                                                      61,682
Financial & Business Services 22.2%
Omnicom Group                                 198,000                 15,840
Chase Manhattan Corp.                         160,500                 13,903
Bank of New York                              370,800                 13,604
Hartford Financial Services Group, Inc.       213,000                 12,421
Fleet Financial Group, Inc.                   273,100                 12,119
Citigroup, Inc.                               252,250                 11,982
Bank of America Corp.                         162,915                 11,944
Associates First Capital Corp. 'A'            267,374                 11,848
American Express Co.                           88,900                 11,568
Wells Fargo & Co.                             270,100                 11,547
Bank One Corp.                                193,100                 11,501
Capital One Financial Corp.                   205,400                 11,438
Alliance Capital Management LP                344,400                 11,128
Marsh & Mclennan Cos.                         147,300                 11,121
Federal National Mortgage Association         157,800                 10,790
Equity Residential Properties Trust           239,400                 10,788
Southtrust Corp.                              280,650                 10,770
Federal Home Loan Mortgage Corp.              183,200                 10,626
Comerica, Inc.                                176,400                 10,485
Countrywide Credit Industries, Inc.           230,000                  9,832
Morgan Stanley, Dean Witter, Discover and Co.  58,300                  5,976
Lehman Brothers Holdings, Inc.                 60,100                  3,741
                                                                ------------
                                                                     244,972
Health Care 7.7%
Boston Scientific Corp. (b)                   313,200                 13,761
Bristol-Myers Squibb Co.                      178,000                 12,538
CIGNA Corp.                                   136,700                 12,166
Warner-Lambert Co.                            171,500                 11,898
United Healthcare Corp.                       177,000                 11,085
Wellpoint Health Networks, Inc. (b)           125,500                 10,652
Biogen, Inc. (b)                              107,000                  6,881
Schering-Plough Corp.                         122,600                  6,498
                                                                ------------
                                                                      85,479
Materials & Processing 2.4%
Weyerhaeuser Co.                              197,700                 13,592
Georgia-Pacific Corp.                         270,600                 12,820
                                                                ------------
                                                                      26,412
Technology 16.9%
Lucent Technologies, Inc.                     333,910                 22,518
Microsoft Corp. (b)                           238,600                 21,519
Tellabs, Inc. (b)                             310,000                 20,944
Texas Instruments, Inc.                       118,100                 17,125
International Business Machines Corp.         131,000                 16,932
Cisco Systems, Inc. (b)                       230,200                 14,848
BMC Software, Inc. (b)                        258,500                 13,959
Motorola, Inc.                                142,800                 13,530
Uniphase Corp. (b)                             81,000                 13,446
Altera Corp. (b)                              308,700                 11,364
Compuware Corp. (b)                           341,200                 10,854
Computer Associates International, Inc.       177,100                  9,740
                                                                ------------
                                                                     186,779
Transportation 1.0%
Southwest Airlines Co.                        338,000                 10,520

Utilities 2.2%
Ameritech Corp.                               181,400                 13,333
Consolidated Edison, Inc.                     237,700                 10,756
                                                                ------------
                                                                      24,089
                                                                ------------
Total Common Stocks                                                1,114,158
(Cost $891,804)                                                 ------------

 SHORT-TERM INSTRUMENTS 3.9%

                                            Principal
                                               Amount
                                               (000s)
Repurchase Agreement 3.9%
State Street Bank
    3.500% due 07/01/1999                 $    42,629                 42,629
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Note 5.250% 05/31/2001
    valued at $43,483,170. Repurchase
    proceeds are $42,633,144.)

Total Short-Term Instruments                                    ------------
(Cost $42,629)                                                        42,629
                                                                ------------

Total Investments (a) 104.9%                                    $  1,156,787
(Cost $934,433)

Other Assets and Liabilities (Net) (4.9%)                            (53,161)
                                                                ------------
Net Assets 100.0%                                               $  1,103,626
                                                                ------------
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $934,542 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                       $    232,473

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                          (10,228)
                                                                ------------
Unrealized appreciation-net                                     $    222,245
                                                                ============
(b) Non-income producing security.

See accompanying notes

Schedule of Investments
Equity Income Fund
June 30, 1999
                                                                       Value
                                                   Shares             (000s)

 COMMON STOCKS 98.7%
Aerospace 2.2%
BFGoodrich Co.                                    105,000        $     4,462

Capital Goods 8.0%
Hubbell, Inc. 'B'                                  96,000              4,356
GATX Corp.                                        109,000              4,149
Deere & Co.                                       102,600              4,066
Dana Corp.                                         79,900              3,680
                                                                ------------
                                                                      16,251
Communications 6.3%
Bell Atlantic Corp.                                66,932              4,376
GTE Corp.                                          56,800              4,303
U.S. West, Inc.                                    69,000              4,054
                                                                ------------
                                                                      12,733
Consumer Discretionary 15.5%
Whirlpool Corp.                                    59,200              4,381
Springs Industries, Inc. 'A'                       99,000              4,319
Armstrong World Industries                         72,000              4,162
Ford Motor Co.                                     71,400              4,030
Penny J.C., Inc.                                   81,000              3,934
Eastman Kodak Co.                                  56,000              3,794
UST, Inc.                                         129,400              3,785
American Greetings Corp. 'A'                       98,000              2,952
                                                                ------------
                                                                      31,357
Consumer Staples 7.9%
SUPERVALU, Inc.                                   164,600              4,228
RJ Reynolds Tobacco Holdings, Inc.                126,600              3,988
Anheuser Busch Cos., Inc.                          56,000              3,972
Kimberly-Clark Corp.                               65,500              3,733
                                                                ------------
                                                                      15,921
Energy 10.1%
Repsol SA SP - ADR                                208,500              4,235
USX Marathon Group                                129,000              4,201
Kerr McGee Corp.                                   81,000              4,065
Mobil Corp.                                        41,000              4,059
Ultramar Diamond Shamrock Corp.                   180,500              3,937
                                                                ------------
                                                                      20,497
Environmental Services 2.0%
Browning Ferris Industries, Inc.                   94,000              4,042

Financial & Business Services 19.6%
Union Planters Corp.                              180,000              8,044
Edwards (A.G.), Inc.                              128,000              4,128
Morgan, J.P. & Co., Inc.                           29,100              4,088
Deluxe Corp.                                      105,000              4,088
KeyCorp                                           123,000              3,951
Republic New York Corp.                            57,900              3,948
HRPT Properties Trust                             252,600              3,868
PNC Bank Corp.                                     65,000              3,746
Ohio Casualty Corp.                               102,400              3,699
                                                                ------------
                                                                      39,560
Health Care 2.0%
Mallinckrodt, Inc.                                109,700              3,990
                                                                ------------
Materials & Processing 9.8%
USX-U.S. Steel Group, Inc.                        299,400              8,084
Georgia-Pacific Corp. (Timber Group)              156,700              3,957
Tenneco, Inc.                                     164,000              3,916
Westvaco Corp.                                    134,000              3,886
                                                                ------------
                                                                      19,843
Technology 3.9%
Harris Corp.                                      199,400              7,814

Utilities 11.4%
NICOR, Inc.                                       105,000              3,997
Constellation Energy Group, Inc.                  133,000              3,940
Peoples Energy Corp.                              103,000              3,882
Public Service Enterprise Group, Inc.              94,500              3,863
DTE Energy Co.                                     95,000              3,800
Central & South West Corp.                        148,800              3,478
                                                                ------------
                                                                      22,960
                                                                ------------
Total Common Stocks                                                  199,430
(Cost $180,043)                                                 ------------

                                                                       Value
                                                                      (000s)

Total Investments (a) 98.7%                                      $   199,430
(Cost $180,043)

Other Assets and Liabilities (Net) 1.3%                                2,575
                                                                ------------

Net Assets 100.0%                                                $   202,005
                                                                ------------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $180,175 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                        $    27,086

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                           (7,831)
                                                                -------------

Unrealized appreciation-net                                      $    19,255
                                                                -------------

                                                          See accompanying notes

Schedule of Investments
Innovation Fund
June 30, 1999
                                                                         Value
                                                      Shares            (000s)

 COMMON STOCKS 95.0%

Communications 10.5%
Nokia Corp. SP- ADR                                  480,000       $    43,950
MCI WorldCom, Inc. (b)                               470,000            40,537
General Instrument Corp. (b)                         880,000            37,400
Qwest Communications International, Inc. (b)         310,000            10,249
                                                                   ------------
                                                                       132,136
Consumer Discretionary 6.4%
Corning, Inc.                                        480,000            33,660
Gemstar International Group Limited (b)              428,000            27,927
Time Warner, Inc.                                    270,000            19,845
                                                                   ------------
                                                                        81,432
Health Care 6.1%
United Healthcare Corp.                              305,000            19,101
IDEC Pharmaceuticals Corp. (b)                       247,500            19,073
Medtronic, Inc.                                      203,190            15,823
Minimed, Inc. (b)                                    155,000            11,925
Bausch & Lomb, Inc.                                  140,000            10,710
                                                                   ------------
                                                                        76,632
Technology 72.0%
Cisco Systems, Inc. (b)                            1,030,000            66,435
Lucent Technologies, Inc.                            895,000            60,357
Microsoft Corp. (b)                                  590,000            53,211
America Online, Inc. (b)                             479,600            52,996
Motorola, Inc.                                       514,900            48,787
Siebel Systems, Inc. (b)                             670,000            44,471
Tellabs, Inc. (b)                                    645,000            43,578
Sun Microsystems, Inc. (b)                           630,000            43,391
Xilinx, Inc. (b)                                     715,000            40,934
Yahoo, Inc. (b)                                      219,500            37,809
Broadcom Corp. (b)                                   260,000            37,586
Dell Computer Corp. (b)                            1,005,000            37,185
Oracle Corp. (b)                                     810,000            30,071
Maxim Integrated Products, Inc. (b)                  430,000            28,595
Jabil Circuit, Inc. (b)                              590,000            26,624
Inktomi Corp. (b)                                    193,000            25,199
International Business Machines Corp.                190,000            24,558
Uniphase Corp. (b)                                   140,000            23,240
Covad Communications Group, Inc. (b)                 395,000            21,058
Texas Instruments, Inc.                              120,000            17,400
Teradyne, Inc. (b)                                   260,000            18,655
Veritas Software Corp. (b)                           185,000            17,563
Vitesse Semiconductor Co. (b)                        250,000            16,859
Altera Corp. (b)                                     440,000            16,198
Electronics for Imaging, Inc. (b)                    270,000            13,871
LSI Logic Corp. (b)                                  291,500            13,445
EMC Corp. (b)                                        220,000            12,100
I2 Technologies, Inc. (b)                            270,000            11,610
Adaptec, Inc. (b)                                    300,000            10,594
Atmel Corp. (b)                                      350,000             9,166
ASM Lithography Holding NV (b)                       129,000             7,659
                                                                   ------------
                                                                       911,205
                                                                   ------------
Total Common Stocks                                                  1,201,405
(Cost $794,237)                                                    ============


 SHORT-TERM INSTRUMENTS 7.4%
                                                   Principal
                                                      Amount
                                                      (000s)
Repurchase Agreement 7.4%
State Street Bank
    3.500% due 07/01/1999                       $     93,312            93,312
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Note 6.625% 06/30/2001
    valued at $44,181,524 and U.S. Treasury
    Note 7.875% 08/15/2001 valued at
    $51,001,879. Repurchase proceeds
    are $93,321,072.)
                                                                   ------------
Total Short-Term Instruments                                            93,312
(Cost $93,312)                                                     ============

                                                                         Value
                                                                        (000s)

 Total Investments (a) 102.4%                                      $ 1,294,717
(Cost $887,549)

Other Assets and Liabilities (Net) (2.4%)                              (29,814)
                                                                   ------------

Net Assets 100.0%                                                  $ 1,264,903
                                                                   ------------

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $898,378 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                          $    405,714

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                              (9,375)
                                                                   ------------

Unrealized appreciation-net                                        $    369,339
                                                                   ============
(b) Non-income producing security.

See accompanying notes

Schedule of Investments
Mid-Cap Growth Fund
June 30, 1999
                                                                        Value
                                                     Shares            (000s)

 COMMON STOCKS 97.8%

Aerospace 0.0%
Howmet International, Inc. (b)                       25,000      $        430

Building 2.0%
Lennar Corp.                                        443,300            10,639
Pulte Corp.                                         410,400             9,465
                                                                 -------------
                                                                       20,104
Capital Goods 7.3%
Waters Corp. (b)                                    276,800            14,705
General Dynamics Corp.                              204,900            14,035
Lear Corp. (b)                                      265,100            13,189
Tower Automotive, Inc. (b)                          427,700            10,880
Rockwell International Corp.                        176,200            10,704
Federal-Mogul Corp.                                 188,900             9,823
                                                                 -------------
                                                                       73,336
Communications 1.5%
CenturyTel, Inc.                                    280,350            11,144
Superior Telecom, Inc.                              154,678             3,867
                                                                 -------------
                                                                       15,011
Consumer Discretionary 22.3%
Best Buy Co., Inc. (b)                              219,400            14,810
Premark International, Inc.                         375,300            14,074
Hertz Corp. 'A' (b)                                 226,600            14,049
Bed, Bath & Beyond, Inc. (b)                        358,200            13,791
Abercrombie & Fitch Co. 'A' (b)                     273,600            13,133
Intimate Brands, Inc.                               261,240            12,376
Family Dollar Stores, Inc.                          513,400            12,322
Dial Corp.                                          306,800            11,409
Galileo International, Inc. (b)                     212,900            11,377
Outback Steakhouse, Inc. (b)                        286,000            11,243
Snyder Communications, Inc.                         327,900            10,739
B.J.'s Wholesale Club, Inc. (b)                     345,300            10,381
Dollar Tree Stores, Inc.                            226,000             9,944
Hasbro, Inc.                                        346,950             9,693
Shaw Industries, Inc.                               578,200             9,540
Tommy Hilfiger Corp. (b)                            128,800             9,467
Maytag Corp.                                        132,500             9,233
Mandalay Resort Group (b)                           434,700             9,183
Westpoint Stevens, Inc. (b)                         297,200             8,860
Furniture Brands International, Inc. (b)            306,100             8,533
Mattel, Inc.                                              1                 0
                                                                 -------------
                                                                      224,157
Consumer Services 3.2%
ACNielsen Corp. (b)                                 374,200            11,319
Reader's Digest Assn., Inc. 'A'                     278,200            11,058
Darden Restaurants, Inc.                            454,700             9,918
                                                                 -------------
                                                                       32,295
Consumer Staples 5.4%
Food Lion, Inc. 'A'                               1,169,700            13,890
SUPERVALU, Inc.                                     450,700            11,577
Kroger Co. (b)                                      391,400            10,935
Flowers Industries, Inc.                            439,450             9,531
McCormick & Co.                                     276,100             8,714
                                                                 -------------
                                                                       54,647
Energy 0.9%
Kerr McGee Corp.                                     95,800             4,808
Occidental Petroleum Corp.                          169,400             3,578
Dynegy, Inc.                                         29,400               599
                                                                 -------------
                                                                        8,985
Financial & Business Services 21.2%
Liberty Property Trust                              507,200            12,617
Duke Realty Investments                             531,400            11,990
Protective Life Corp.                               331,200            10,930
Allmerica Financial Corp.                           171,300            10,417
Deluxe Corp.                                        265,500            10,338
Apartment Investment & Management Co. 'A' (b)       235,800            10,080
Zions Bancorporation                                157,400             9,995
Bank United Corp. 'A'                               245,300             9,858
Travelers Property Casualty 'A'                     249,600             9,766
Huntington Bancshares                               278,100             9,734
Valassis Communications, Inc. (b)                   261,450             9,576
Dime Bancorp, Inc.                                  474,000             9,539
Ambac Financial Group, Inc.                         164,400             9,391
First Tennessee National Corp.                      240,900             9,229
Mutual Risk Management Limited                      274,962             9,177
BB&T Corp.                                          248,400             9,113
Finova Group, Inc.                                  170,100             8,952
CCB Financial Corp.                                 167,400             8,851
Providian Financial Corp.                            94,350             8,822
Equity Residential Properties Trust                 193,100             8,701
Meristar Hospitality Corp.                          363,500             8,156
Peoples Heritage Financial Group                    307,600             5,787
Bear Stearns Co., Inc.                               53,800             2,515
                                                                 -------------
                                                                      213,534
Health Care 6.4%
Medimmune, Inc.                                     187,300            12,690
Allergan, Inc.                                      109,100            12,110
Trigon Healthcare, Inc. (b)                         315,100            11,462
C.R. Bard, Inc.                                     198,200             9,476
VISX, Inc. (b)                                       99,400             7,871
Bausch & Lomb, Inc.                                 100,100             7,658
Pacificare Health Systems 'B' (b)                    53,300             3,834
                                                                 -------------
                                                                       65,101
Materials & Processing 4.7%
Southdown, Inc.                                     210,300            13,512
Boise Cascade Corp.                                 241,800            10,367
Temple-Inland, Inc.                                 143,500             9,794
Willamette Industries                               205,100             9,447
Martin Marietta Materials, Inc.                      73,800             4,354
                                                                 -------------
                                                                       47,474
Technology 17.4%
Veritas Software Corp. (b)                          147,800            14,032
Citrix Systems, Inc. (b)                            246,800            13,944
Vitesse Semiconductor Co. (b)                       195,800            13,204
Comverse Technology, Inc. (b)                       172,950            13,058
Lexmark International Group, Inc. 'A' (b)           197,200            13,028
Unisys Corp. (b)                                    321,300            12,511
Symbol Technologies, Inc.                           333,300            12,290
NCR Corp. (b)                                       242,600            11,842
Legato Systems, Inc. (b)                            200,800            11,596
PMC - Sierra, Inc. (b)                              192,600            11,351
Adobe Systems, Inc.                                 137,100            11,264
The Reynolds & Reynolds Co.                         475,000            11,073
Xilinx, Inc. (b)                                    186,600            10,683
CSG Systems International, Inc.                     384,600            10,072
Adaptec, Inc. (b)                                   143,700             5,074
                                                                 -------------
                                                                      175,022
Utilities 5.5%
Florida Progress Corp.                              263,900            10,902
DQE, Inc.                                           232,200             9,317
BEC Energy                                          223,900             9,236
NiSource, Inc.                                      353,700             9,130
Minnesota Power, Inc.                               447,700             8,898
IPALCO Enterprises, Inc.                            388,300             8,227
                                                                 -------------
                                                                       55,710
                                                                 -------------
Total Common Stocks                                                   985,806
(Cost $839,053)                                                  =============

 SHORT-TERM INSTRUMENTS 3.6%
                                                   Principal
                                                      Amount
                                                      (000s)
Repurchase Agreement 3.6%
State Street Bank
    3.500% due 07/01/1999                       $    36,648            36,648
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Note 5.250% 05/31/2001
    valued at $37,381,579. Repurchase
    proceeds are $36,651,563.)

                                                                 -------------
Total Short-Term Instruments                                           36,648
(Cost $36,648)                                                   =============

Total Investments (a) 101.4%                                     $  1,022,454
(Cost $875,701)

Other Assets and Liabilities (Net) (1.4%)                             (14,329)
                                                                 -------------
Net Assets 100.0%                                                $  1,008,125
                                                                 =============
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $875,778 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                        $    166,941

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                           (20,265)
                                                                 -------------

Unrealized appreciation-net                                      $    146,676
                                                                 -------------

(b) Non-income producing security.

                                                      See accompanying notes  21

Schedule of Investments
Renaissance Fund
June 30, 1999
                                                                       Value
                                                    Shares            (000s)
--------------------------------------------------------------------------------
COMMON STOCKS 95.8%
--------------------------------------------------------------------------------

Aerospace 1.3%
Lockheed Martin Corp.                              235,000       $     8,754

Capital Goods 2.3%
New Holland NV                                     508,000             8,700
Valmet Corp. OYJ                                   484,000             5,488
Harnischfeger Industries, Inc.                     373,300               747
                                                                 -----------
                                                                      14,935
Communications 4.6%
MediaOne Group, Inc. (b)                           204,000            15,173
ICO Global Communications (b)                    1,268,178             7,649
Comsat Corp.                                       233,900             7,602
                                                                 -----------
                                                                      30,424
Consumer Discretionary 7.0%
Hitachi Limited                                  1,417,000            13,295
Ikon Office Solutions, Inc.                        600,000             9,000
K Mart Corp. (b)                                   450,000             7,397
International Game Technology                      300,000             5,550
Rite Aid Corp.                                     225,000             5,541
Exide Corp.                                        213,000             3,142
Ford Motor Co.                                      27,600             1,558
Mirage Resorts, Inc. (b)                            40,200               673
                                                                 -----------
                                                                      46,156
Consumer Staples 4.2%
Tate & Lyle PLC                                  1,338,000             8,404
Dole Food Co.                                      211,000             6,198
Philip Morris Cos., Inc.                           145,000             5,827
Corn Products International, Inc.                  180,000             5,479
Suiza Foods Corp. (b)                               50,000             2,094
                                                                 -----------
                                                                      28,002
Energy 14.5%
Valero Energy Corp.                                850,900            18,241
Nabors Industries, Inc. (b)                        666,600            16,290
Union Pacific Resources Group                      778,400            12,698
Atlantic Richfield Co.                             129,500            10,821
Rowan Cos., Inc. (b)                               475,000             8,758
Kerr McGee Corp.                                   148,000             7,428
Tosco Corp.                                        257,500             6,679
R&B Falcon Corp. (b)                               648,000             6,075
Gulf Canada Resources Limited                    1,116,600             4,676
Ocean Energy, Inc. (b)                             400,000             3,850
                                                                 -----------
                                                                      95,516
Environmental Services 0.5%
Browning Ferris Industries, Inc.                    77,700             3,341

Financial & Business Services 17.6%
Aetna, Inc.                                        332,600            29,747
Conseco, Inc.                                      645,000            19,632
Fleet Financial Group, Inc.                        354,400            15,726
Chase Manhattan Corp.                              128,200            11,105
Fremont General Corp.                              567,000            10,702
Everest Reinsurance Holdings, Inc.                 208,200             6,793
Pacific Century Financial Corp.                    303,500             6,543
Cdn Hotel Income Trust (b)                         981,500             6,332
Federal National Mortgage Association               50,500             3,453
Loews Corp.                                         40,000             3,165
Catellus Development Corp. (b)                     171,700             2,661
                                                                 -----------
                                                                     115,859
Health Care 10.2%
Foundation Health Systems, Inc. 'A' (b)          1,007,000            15,105
CIGNA Corp.                                        150,600            13,403
Tenet Healthcare Corp. (b)                         701,500            13,022
Beverly Enterprises, Inc. (b)                    1,166,900             9,408
Pacificare Health Systems 'B' (b)                   90,000             6,474
ICN Pharmaceuticals, Inc.                          141,400             4,551
Oxford Health Plans, Inc. (b)                      213,400             3,321
Omnicare, Inc.                                     100,000             1,262
Pacificare Health Systems, Inc. 'B'                 10,000               719
                                                                 -----------
                                                                      67,265
Materials & Processing 14.4%
Asia Pulp & Paper Co. Limited SP-ADR             1,965,800            18,921
Smurfit-Stone Container Corp. (b)                  832,000            17,108
Ucar International, Inc. (b)                       526,000            13,282
Gaylord Container Corp. 'A' (b)                  1,128,000             8,954
Hercules, Inc.                                     199,000             7,823
Rayonier, Inc.                                     142,400             7,093
Cabot Corp.                                        220,000             5,321
Norsk Hydro AS SP - ADR                            122,800             4,697
Arch Chemicals, Inc.                               166,600             4,050
Mercer International, Inc.                         557,500             3,345
LTV Corp.                                          273,000             1,826
Reynolds Metals Co.                                 20,000             1,180
Longview Fibre Co.                                  68,000             1,063
                                                                 -----------
                                                                      94,663
Technology 16.0%
Micron Technology, Inc. (b)                        569,000            22,938
Arrow Electronics, Inc.                            996,000            18,924
Teradyne, Inc. (b)                                 169,200            12,140
NEC Corp.                                          902,000            11,222
Vishay Intertechnology, Inc. (b)                   418,125             8,781
Seagate Technology, Inc. (b)                       322,200             8,256
Koninklijke Philips Electronics NV SP - ADR         65,688             6,625
Kulicke & Soffa Industries (b)                     191,100             5,124
Thermo Electron Corp. (b)                          202,000             4,053
Hutchinson Technology (b)                           90,000             2,498
Motorola, Inc.                                      22,100             2,094
Xerox Corp.                                         27,100             1,601
Amkor Technology, Inc. (b)                         127,000             1,302
                                                                 -----------
                                                                     105,558
Transportation 0.2%
Burlington Northern Santa Fe Corp.                  50,000             1,550

Utilities 3.0%
Midamerican Energy Holdings Co.                    209,000             7,237
Niagara Mohawk Holdings, Inc.                      317,800             5,105
Citizens Utilities Co. 'B'                         416,100             4,629
Western Resources, Inc.                            100,000             2,662
                                                                 -----------
                                                                      19,633
                                                                 -----------
Total Common Stocks                                                  631,656
(Cost $608,643)                                                  ===========

--------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 2.9%
--------------------------------------------------------------------------------

                                                 Principal
                                                    Amount
                                                    (000s)
Repurchase Agreement 2.9%
State Street Bank
    3.500% due 07/01/1999                    $      19,345            19,345
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Note 5.250% 05/31/2001
    valued at $19,734,286. Repurchase
    proceeds are $19,346,881.)
                                                                  ----------
Total Short-Term Instruments                                          19,345
(Cost $19,345)                                                    ==========

Total Investments (a) 98.7%                                       $  651,001
(Cost $627,988)

Other Assets and Liabilities (Net) 1.3%                                8,824
                                                                  ----------
Net Assets 100.0%                                                 $  659,825
                                                                  ==========
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $628,733 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                          $   48,351

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                           (26,083)
                                                                  ----------
Unrealized appreciation-net                                       $   22,268
                                                                  ==========
(b) Non-income producing security.

22 See accompanying notes

Schedule of Investments
Tax-Efficient Equity Fund
June 30, 1999
                                                                         Value
                                                        Shares          (000s)

COMMON STOCKS 99.6%

Aerospace 0.4%
Boeing Co.                                               1,800          $   80
Raytheon Co. 'B'                                           600              42
                                                                        ------
                                                                           122
Building 0.4%
Crane Co.                                                1,700              53
Centex Corp.                                             1,100              41
Kaufman & Broad Home Corp.                                 900              22
                                                                        ------
                                                                           116
Capital Goods 8.2%
General Electric Co.                                     7,400             836
AlliedSignal, Inc.                                       2,600             164
Tyco International Limited                               1,500             142
United Technologies Corp.                                1,800             129
Honeywell, Inc.                                          1,000             116
McDermott International, Inc.                            4,000             113
Dana Corp.                                               2,200             101
Ingersoll-Rand Co.                                       1,200              78
Johnson Controls, Inc.                                   1,000              69
Caterpillar, Inc.                                        1,100              66
Paccar, Inc.                                             1,200              64
Avery Dennison Corp.                                     1,000              60
Navistar International Corp. (b)                         1,200              60
Textron, Inc.                                              700              58
General Dynamics Corp.                                     800              55
Briggs & Stratton Corp.                                    900              52
Nacco Industries, Inc. 'A'                                 600              44
PPG Industries, Inc.                                       500              30
Engelhard Corp.                                          1,300              29
Parker Hannifin Corp.                                      500              23
Minnesota Mining & Manufacturing Co.                       100               9
Dover Corp.                                                100               4
                                                                        ------
                                                                         2,302
Communications 8.3%
AT&T Corp.                                               9,150             511
MCI WorldCom, Inc. (b)                                   4,900             423
SBC Communications, Inc.                                 5,600             325
Bell Atlantic Corp.                                      4,300             281
BellSouth Corp.                                          5,100             239
GTE Corp.                                                2,400             182
Nortel Networks Corp.                                    1,100              95
U.S. West, Inc.                                          1,500              88
Vodafone Group PLC SP - ADR                                400              79
ALLTEL Corp.                                             1,000              72
CenturyTel, Inc.                                           500              20
                                                                        ------
                                                                         2,315
Consumer Discretionary 12.3%
Wal-Mart Stores, Inc.                                   11,100             535
Procter & Gamble Co.                                     3,200             286
Home Depot, Inc.                                         3,500             225
Gap, Inc.                                                4,275             215
Time Warner, Inc.                                        2,400             176
Ford Motor Co.                                           2,900             163
General Motors Corp.                                     1,700             112
Avon Products, Inc.                                      2,000             111
TJX Cos., Inc.                                           3,000             100
Federated Department Stores, Inc. (b)                    1,700              90
VF Corp.                                                 2,000              86
Eastman Kodak Co.                                        1,200              81
Pitney Bowes, Inc.                                       1,200              77
Walgreen Co.                                             2,600              76
Cendant Corp. (b)                                        3,700              76
Dayton Hudson Corp.                                      1,100              72
Sears Roebuck & Co.                                      1,600              71
Alberto-Culver Co.                                       2,500              67
Brunswick Corp.                                          2,300              64
Masco Corp.                                              2,200              64
Lowe's Cos., Inc.                                        1,100              62
Liz Claiborne, Inc.                                      1,700              62
Harrah's Entertainment, Inc. (b)                         2,300              51
Emerson Electric Co.                                       800              50
Maytag Corp.                                               700              49
Costco Cos., Inc. (b)                                      600              48
UST, Inc.                                                1,600              47
American Greetings Corp. 'A'                             1,500              45
MAY Department Stores Co.                                1,100              45
Armstrong World Industries                                 700              40
Corning, Inc.                                              500              35
Hasbro, Inc.                                             1,200              34
Colgate-Palmolive Co.                                      300              30
Dollar General Corp.                                       906              26
Cooper Tire & Rubber Co.                                 1,000              24
Consolidated Stores Corp. (b)                              700              19
Newell Rubbermaid, Inc.                                    400              19
Wm. Wrigley Jr. Co.                                        100               9
Goodyear Tire & Rubber Co.                                 100               6
                                                                        ------
                                                                         3,448
Consumer Services 3.9%
McDonald's Corp.                                         3,600             149
King World Productions, Inc.                             3,600             125
Viacom, Inc. 'B' (b)                                     2,800             123
Gannett, Inc.                                            1,600             114
Waste Management, Inc.                                   2,100             113
Interpublic Group of Companies, Inc.                     1,300             113
Carnival Corp. 'A'                                       2,200             107
Times Mirror Co. 'A'                                     1,300              77
Knight-Ridder, Inc.                                      1,300              71
Tribune Co.                                                500              44
McGraw-Hill Companies, Inc.                                800              43
New York Times Co.                                         600              22
                                                                        ------
                                                                         1,101
Consumer Staples 5.9%
Coca-Cola Co.                                            6,400             400
Philip Morris Cos., Inc.                                 4,600             185
General Mills, Inc.                                      1,700             137
Anheuser Busch Cos., Inc.                                1,900             135
Kimberly-Clark Corp.                                     2,000             114
SUPERVALU, Inc.                                          3,900             100
Safeway, Inc. (b)                                        1,800              89
Brown-Forman Corp.                                       1,200              78
Clorox Co.                                                 700              75
H.J. Heinz Co.                                           1,300              65
Albertson's, Inc.                                        1,200              62
Bestfoods                                                1,200              59
Sysco Corp.                                              1,600              48
Sara Lee Corp.                                           1,700              39
Adolph Coors Co. 'B'                                       700              35
Pepsico, Inc.                                              300              12
Kellogg Co.                                                200               7
                                                                        ------
                                                                         1,640
Energy 5.6%
Exxon Corp.                                              6,200             478
Mobil Corp.                                              2,700             267
Chevron Corp.                                            1,900             181
Royal Dutch Petroleum Co.                                2,500             151
Rowan Cos., Inc. (b)                                     4,800              89
Sunoco, Inc.                                             2,300              69
Phillips Petroleum Co.                                   1,200              60
Texaco, Inc.                                               900              56
Atlantic Richfield Co.                                     600              50
AES Corp. (b)                                              700              41
Ashland, Inc.                                            1,000              40
Peco Energy Co.                                            800              34
Southern Co.                                             1,000              27
Enron Corp.                                                300              25
                                                                        ------
                                                                         1,568
Financial & Business Services 16.4%
Citigroup, Inc.                                          9,200             437
American International Group, Inc.                       2,513             294
Bank of America Corp.                                    3,639             267
Bank One Corp.                                           3,824             228
Chase Manhattan Corp.                                    2,500             216
Morgan Stanley, Dean Witter, Discover and Co.            2,000             205
Federal National Mortgage Association                    2,300             157
First Union Corp.                                        2,800             131
Charles Schwab Corp.                                     1,150             126
Allstate Corp.                                           3,000             108
MBNA Corp.                                               3,500             107
Bank of New York                                         2,900             106
American Express Co.                                       800             104
Wells Fargo & Co.                                        2,400             103
Sun Trust Banks, Inc.                                    1,400              97
Conseco, Inc.                                            3,100              94
MGIC Investment Corp.                                    1,800              88
Mellon Bank Corp.                                        2,400              87

                                                       See accompanying notes 23

Tax-Efficient Equity Fund
June 30, 1999
                                                                     Value
                                                  Shares            (000s)
--------------------------------------------------------------------------------
Omnicom Group                                      1,000       $        80
Automatic Data Processing, Inc.                    1,800                79
Countrywide Credit Industries, Inc.                1,800                77
State Street Corp.                                   900                77
SLM Holding Corp.                                  1,400                64
Washington Mutual, Inc.                            1,800                64
Lehman Brothers Holdings, Inc.                     1,000                62
Regions Financial Corp.                            1,600                62
National City Corp.                                  900                59
Northern Trust Corp.                                 600                58
Federal Home Loan Mortgage Corp.                   1,000                58
Progressive Corp.                                    400                58
Fleet Financial Group, Inc.                        1,300                58
Lincoln National Corp.                             1,000                52
Aon Corp.                                          1,200                50
Bear Stearns Co., Inc.                             1,025                48
Hartford Financial Services Group, Inc.              800                47
Equifax, Inc.                                      1,300                46
Marsh & Mclennan Cos                                 600                45
Torchmark Corp.                                    1,300                44
Associates First Capital Corp. 'A'                 1,000                44
BankBoston Corp.                                     800                41
PNC Bank Corp.                                       700                40
Golden West Financial Corp.                          400                39
Deluxe Corp.                                       1,000                39
MBIA, Inc.                                           600                39
Unum Corp.                                           700                38
Capital One Financial Corp.                          600                33
KeyCorp                                              900                29
Franklin Resources, Inc.                             700                28
BB&T Corp.                                           600                22
Provident Cos., Inc. 'B'                             400                16
Republic New York Corp.                              200                14
                                                                    ------
                                                                     4,565
Health Care 11.0%
Merck & Co., Inc.                                  6,000               444
Bristol-Myers Squibb Co.                           5,600               394
Johnson & Johnson                                  3,400               333
Pfizer, Inc.                                       2,900               318
Schering-Plough Corp.                              4,800               254
Abbott Laboratories                                4,600               209
Amgen, Inc. (b)                                    3,000               182
Warner-Lambert Co.                                 2,400               167
American Home Products Corp.                       2,100               121
Medtronic, Inc.                                    1,400               109
Eli Lilly & Co.                                    1,500               107
HEALTHSOUTH Corp. (b)                              5,500                82
Cardinal Health, Inc.                                900                58
Guidant Corp.                                      1,100                57
Biomet, Inc.                                       1,300                52
Watson Pharmaceuticals, Inc. (b)                   1,100                39
United Healthcare Corp.                              600                38
St. Jude Medical Inc.                              1,000                36
Becton Dickinson & Co.                             1,100                33
CIGNA Corp.                                          300                27
                                                                    ------
                                                                     3,060
Materials & Processing 2.9%
Rohm & Haas Co.                                    4,100               176
E.I. Du Pont de Nemours, Inc.                      2,300               157
Alcoa, Inc.                                        1,400                87
Owens-Illinois, Inc. (b)                           2,000                65
Allegheny Teledyne, Inc.                           2,800                63
Fort James Corp.                                   1,600                61
Air Products & Chemicals                           1,100                44
Praxair, Inc.                                        900                44
Tenneco, Inc.                                      1,500                36
Hercules, Inc.                                       700                28
FMC Corp. (b)                                        400                27
Nucor Corp.                                          400                19
                                                                    ------
                                                                       807
Technology 20.4%
Microsoft Corp. (b)                               14,800             1,335
Intel Corp.                                       11,000               655
International Business Machines Corp.              4,700               607
Cisco Systems, Inc. (b)                            8,400               542
Lucent Technologies, Inc.                          6,800               459
Hewlett Packard Co.                                3,300               332
Dell Computer Corp. (b)                            6,800               251
America Online, Inc. (b)                           2,200               243
Oracle Corp. (b)                                   6,000               223
Sun Microsystems, Inc. (b)                         2,600               179
Tellabs, Inc. (b)                                  2,400               162
EMC Corp. (b)                                      2,400               132
Compuware Corp. (b)                                3,000                95
Applied Materials, Inc. (b)                        1,200                89
BMC Software, Inc. (b)                             1,500                81
Gateway, Inc. (b)                                  1,100                65
Xerox Corp.                                        1,000                59
Solectron Corp. (b)                                  800                53
Computer Sciences Corp.                              700                48
Ceridian Corp. (b)                                 1,200                39
Unisys Corp. (b)                                     700                27
EG&G, Inc.                                           600                21
IMS Health, Inc.                                     400                13
                                                                    ------
                                                                     5,710
Transportation 1.0%
Delta Air Lines, Inc.                              1,500                86
Burlington Northern Santa Fe Corp.                 2,400                74
Southwest Airlines Co.                             1,800                56
AMR Corp. (b)                                        500                34
Kansas City Southern Industries, Inc.                500                32
                                                                    ------
                                                                       282
Utilities 2.9%
Ameritech Corp.                                    3,500               257
Central & South West Corp.                         3,500                82
Columbia Gas Systems, Inc.                         1,300                81
Coastal Corp.                                      2,000                80
Duke Energy Corp.                                  1,200                65
GPU, Inc.                                          1,200                51
DTE Energy Co.                                     1,200                48
Edison International                               1,500                40
Consolidated Edison, Inc.                            700                32
Public Service Enterprise Group, Inc.                600                25
Constellation Energy Group, Inc.                     400                12
Sempra Energy                                        500                11
Peoples Energy Corp.                                 200                 8
                                                                    ------
                                                                       792
                                                                    ------
Total Common Stocks                                                 27,828
(Cost $24,538)                                                      ======

SHORT-TERM INSTRUMENTS 1.1%

                                                Principal
                                                  Amount
                                                  (000s)
Repurchase Agreement 1.1%
State Street Bank
    3.500% due 07/01/1999                     $      318              318
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Note 6.375% 03/31/2001
    valued at $328,672. Repurchase
    proceeds are $318,031.)
                                                               ----------
Total Short-Term Instruments                                          318
                                                               ==========
(Cost $318)

Total Investments (a) 100.7%                                   $   28,146
(Cost $24,856)

Other Assets and Liabilities (Net) (0.7%)                            (195)
                                                               ----------
Net Assets 100.0%                                              $   27,951
                                                               ==========
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $24,882 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                      $    3,640

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                          (376)
                                                               ----------
Unrealized appreciation-net                                    $    3,264
                                                               ==========
(b) Non-income producing security.

24 See accompanying notes

Schedule of Investments
Value Fund
June 30, 1999
                                                                        Value
                                                  Shares               (000s)

COMMON STOCKS 94.0%

Aerospace 1.9%
Northrop Grumman Corp.                            66,000         $      4,376

Capital Goods 3.9%
Dana Corp.                                       102,700                4,731
Deere & Co.                                      108,000                4,280
                                                                 ------------
                                                                        9,011
Communications 8.1%
Bell Atlantic Corp.                              146,000                9,545
GTE Corp.                                        122,000                9,242
                                                                 ------------
                                                                       18,787
Consumer Discretionary 13.5%
Thomas & Betts Corp.                             191,000                9,025
UST, Inc.                                        272,400                7,968
Whirlpool Corp.                                   64,000                4,736
Tupperware Corp.                                 183,000                4,667
American Greetings Corp. 'A'                     128,000                3,856
Brunswick Corp.                                   40,400                1,125
                                                                 ------------
                                                                       31,377
Consumer Services 3.8%
King World Productions, Inc.                     129,000                4,491
Central Newspapers, Inc. 'A'                     115,000                4,327
                                                                 ------------
                                                                        8,818
Consumer Staples 13.3%
SUPERVALU, Inc.                                  342,000                8,785
Kimberly-Clark Corp.                             150,000                8,550
Whitman Corp.                                    261,000                4,698
IBP, Inc.                                        193,000                4,584
Anheuser Busch Cos., Inc.                         60,000                4,256
                                                                 ------------
                                                                       30,873
Energy 9.5%
Mobil Corp.                                       90,000                8,910
Kerr McGee Corp.                                  88,000                4,416
Repsol SA SP - ADR                               216,000                4,388
Ultramar Diamond Shamrock Corp.                  194,000                4,232
                                                                 ------------
                                                                       21,946
Environmental Services 1.9%
Browning Ferris Industries, Inc.                 103,000                4,429

Financial & Business Services 7.7%
Union Planters Corp.                             103,000                4,603
PNC Bank Corp.                                    78,000                4,495
Republic New York Corp.                           65,000                4,432
Loews Corp.                                       55,500                4,391
                                                                 ------------
                                                                       17,921
Health Care 7.5%
Mallinckrodt, Inc.                               235,000                8,547
American Home Products Corp.                      81,000                4,658
CIGNA Corp.                                       30,700                2,732
Mylan Laboratories, Inc.                          58,200                1,542
                                                                 ------------
                                                                       17,479
Materials & Processing 6.2%
USG Corp.                                         80,000                4,480
USX-U.S. Steel Group, Inc.                       160,000                4,320
Westvaco Corp.                                   144,000                4,176
IMC Global, Inc.                                  76,700                1,333
                                                                 ------------
                                                                       14,309
Technology 5.9%
Harris Corp.                                     117,000                4,585
Sterling Software, Inc. (b)                      169,000                4,510
Apple Computer, Inc.                              96,000                4,446
                                                                 ------------
                                                                       13,541
Utilities 10.8%
Public Service Enterprise Group, Inc.            210,000                8,584
NICOR, Inc.                                      219,700                8,362
DTE Energy Co.                                   200,000                8,000
                                                                 ------------
                                                                       24,946
                                                                 ------------
Total Common Stocks                                                   217,813
                                                                 ============
(Cost $198,964)

 SHORT-TERM INSTRUMENTS 5.0%

Repurchase Agreement 5.0%
State Street Bank
    3.500% due 07/01/1999                    $    11,554         $     11,554
    (Dated 06/30/1999. Collateralized by
    U.S. Treasury Note 6.375% 09/30/2001
    valued at $11,790,033. Repurchase
    proceeds are $11,555,123.)

                                                                 ------------
Total Short-Term Instruments                                           11,554
(Cost $11,554)                                                   ============

Total Investments (a) 99.0%                                      $    229,367
(Cost $210,518)

Other Assets and Liabilities (Net) 1.0%                                 2,271
                                                                 ------------

Net Assets 100.0%                                                $    231,638
                                                                 ============

Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $211,558 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost                                                         $     25,023

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value                                                             (7,214)
                                                                 ------------
Unrealized appreciation-net                                      $     17,809
                                                                 ============
(b) Non-income producing security.

                                                       See accompanying notes 25

Financial Highlights


Selected Per Share Data
for the Year or Period Ended:                 Capital Appreciation Fund             Equity Income Fund
                                              ----------------------------------------------------------------------
                                              06/30/1999         06/30/1998 (b)     06/30/1999        06/30/1998 (b)
Net Asset Value Beginning of Period           $     26.01        $    25.41         $    16.04        $    16.71
--------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) (a)                     0.06              0.02               0.40              0.09
--------------------------------------------------------------------------------------------------------------------
Net Realized / Unrealized Gain (Loss)
   on Investments (a)                                2.34              0.58               1.27             (0.66)
--------------------------------------------------------------------------------------------------------------------
Total Income from
   Investment Operations                             2.40              0.60               1.67             (0.57)
--------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment
   Income                                           (0.13)             0.00              (0.36)            (0.10)
--------------------------------------------------------------------------------------------------------------------
Distributions from Net Realized
   Capital Gains                                    (1.65)             0.00              (1.76)             0.00
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (1.78)             0.00              (2.12)            (0.10)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value End of Period                       26.63             26.01              15.59             16.04
--------------------------------------------------------------------------------------------------------------------
Total Return                                        10.17%             2.36%             12.21%            (3.43)%
--------------------------------------------------------------------------------------------------------------------
Net Assets End of Period (000s)               $       339        $      118         $      106        $      104
--------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average
   Net Assets                                        1.10%             1.10%*             1.10%             1.10%*
--------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss)
   to Average Net Assets                             0.24%             0.27%*             2.73%             2.23%*
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               120%               75%                76%               45%
--------------------------------------------------------------------------------------------------------------------
                                              Innovation Fund                       Mid-Cap Growth Fund
                                              ----------------------------------------------------------------------
                                              06/30/1999         06/30/1998 (b)     06/30/1999        06/30/1998 (b)
Net Asset Value Beginning of Period           $       24.28      $      21.50       $      23.99      $      23.97
--------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) (a)                      (0.29)            (0.05)              0.03              0.00
--------------------------------------------------------------------------------------------------------------------
Net Realized / Unrealized Gain (Loss)
   on Investments (a)                                 14.79              2.83              (0.04)             0.02
--------------------------------------------------------------------------------------------------------------------
Total Income from
   Investment Operations                              14.50              2.78              (0.01)             0.02
--------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment
   Income                                              0.00              0.00              (0.01)             0.00
--------------------------------------------------------------------------------------------------------------------
Distributions from Net Realized
   Capital Gains                                      (1.26)             0.00              (1.07)             0.00
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                   (1.26)             0.00              (1.08)             0.00
--------------------------------------------------------------------------------------------------------------------
Net Asset Value End of Period                         37.52             24.28              22.90             23.99
--------------------------------------------------------------------------------------------------------------------
Total Return                                          61.62%            12.93%              0.25%             0.08%
--------------------------------------------------------------------------------------------------------------------
Net Assets End of Period (000s)               $      18,366      $        139       $        359      $        142
--------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average
   Net Assets                                          1.30%             1.30%*             1.10%             1.10%*
--------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss)
   to Average Net Assets                              (0.89)%           (0.99)%*            0.16%             0.03%*
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 119%              100%                85%               66%
--------------------------------------------------------------------------------------------------------------------

Selected Per Share Data                                                            Tax Efficient
for the Year or Period Ended:                 Renaissance Fund                     Equity Fund
                                              ---------------------------------------------------
                                              06/30/1999        06/30/1998 (b)     06/30/1999 (c)
Net Asset Value Beginning of Period           $    19.10        $    18.99         $    10.00
-------------------------------------------------------------------------------------------------
Net Investment Income (Loss) (a)                    0.00              0.01               0.03
-------------------------------------------------------------------------------------------------
Net Realized / Unrealized Gain (Loss)
   on Investments (a)                               1.45              0.10               1.56
-------------------------------------------------------------------------------------------------
Total Income from
   Investment Operations                            1.45              0.11               1.59
-------------------------------------------------------------------------------------------------
Dividends from Net Investment
   Income                                           0.00              0.00               0.00
-------------------------------------------------------------------------------------------------
Distributions from Net Realized
   Capital Gains                                   (2.33)             0.00               0.00
-------------------------------------------------------------------------------------------------
Total Distributions                                (2.33)             0.00               0.00
-------------------------------------------------------------------------------------------------
Net Asset Value End of Period                      18.22             19.10              11.59
-------------------------------------------------------------------------------------------------
Total Return                                       10.01%             0.58%             15.90%
-------------------------------------------------------------------------------------------------
Net Assets End of Period (000s)               $      192        $      126         $      869
-------------------------------------------------------------------------------------------------
Ratio of Expenses to Average
   Net Assets                                       1.25%             1.25%*             1.11%*
-------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss)
   to Average Net Assets                           (0.02)%            0.21%*             0.30%*
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              221%              192%                13%
-------------------------------------------------------------------------------------------------
                                              Value Fund
                                              --------------------------------
                                              06/30/1999        06/30/1998 (b)
Net Asset Value Beginning of Period           $    15.64        $    15.99
-------------------------------------------------------------------------------
Net Investment Income (Loss) (a)                    0.23              0.04
-------------------------------------------------------------------------------
Net Realized / Unrealized Gain (Loss)
   on Investments (a)                               1.37             (0.34)
-------------------------------------------------------------------------------
Total Income from
   Investment Operations                            1.60             (0.30)
-------------------------------------------------------------------------------
Dividends from Net Investment
   Income                                          (0.23)            (0.05)
-------------------------------------------------------------------------------
Distributions from Net Realized
   Capital Gains                                   (1.72)             0.00
-------------------------------------------------------------------------------
Total Distributions                                (1.95)            (0.05)
-------------------------------------------------------------------------------
Net Asset Value End of Period                      15.29             15.64
-------------------------------------------------------------------------------
Total Return                                       12.00%            (1.85)%
-------------------------------------------------------------------------------
Net Assets End of Period (000s)               $      118        $       98
-------------------------------------------------------------------------------
Ratio of Expenses to Average
   Net Assets                                       1.10%             1.10%*
-------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss)
   to Average Net Assets                            1.61%             1.23%*
-------------------------------------------------------------------------------
Portfolio Turnover Rate                              101%               77%
-------------------------------------------------------------------------------

*   Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on April 8, 1998.
(c) Commenced operations on July 10, 1998.

 26  See accompanying notes

Statements of Assets and Liabilities
June 30, 1999

                                                               Capital
                                                               Appreciation       Equity Income      Innovation         Mid-Cap
Amounts in thousands, except per share amounts                 Fund               Fund               Fund               Growth Fund

                                                               --------------------------------------------------------------------
Assets:
Investments, at value                                          $1,156,787         $  199,430         $1,294,717         $1,022,454
                                                               --------------------------------------------------------------------
Cash                                                                    0                  0              1,420                140
                                                               --------------------------------------------------------------------
Receivable for investments and foreign currency sold                5,177              8,862             58,078              4,923
                                                               --------------------------------------------------------------------
Receivable for Fund shares sold                                     2,353                373              7,026              4,079
                                                               --------------------------------------------------------------------
Interest and dividends receivable                                   1,193                573                102                958
                                                               --------------------------------------------------------------------
                                                                1,165,510            209,238          1,361,343          1,032,554
                                                               --------------------------------------------------------------------
Liabilities:
Payable for investments and foreign currency purchased         $   40,234         $    4,285         $   92,960         $   14,879
                                                               --------------------------------------------------------------------
Payable for Fund shares redeemed                                   15,807                260              1,752              8,744
                                                               --------------------------------------------------------------------
Accrued investment advisory fee                                       405                 75                606                363
                                                               --------------------------------------------------------------------
Accrued administration fee                                            253                 50                373                240
                                                               --------------------------------------------------------------------
Accrued distribution fee                                               81                 29                516                119
                                                               --------------------------------------------------------------------
Accrued servicing fee                                                  89                 16                233                 84
                                                               --------------------------------------------------------------------
Due to custodian                                                    5,015              2,518                  0                  0
                                                               --------------------------------------------------------------------
                                                                   61,884              7,233             96,440             24,429
                                                               --------------------------------------------------------------------
Net Assets                                                     $1,103,626         $  202,005         $1,264,903         $1,008,125
                                                               --------------------------------------------------------------------
Net Assets Consist of:
Paid in capital                                                $  756,091         $  157,826         $  799,215         $  859,420
                                                               --------------------------------------------------------------------
Undistributed (overdistributed) net investment income               1,527              4,946                  0              1,312
                                                               --------------------------------------------------------------------
Accumulated undistributed net realized gain (loss)                123,654             19,846             58,521                640
                                                               --------------------------------------------------------------------
Net unrealized appreciation (depreciation)                        222,354             19,387            407,167            146,753
                                                               --------------------------------------------------------------------
                                                               $1,103,626         $  202,005         $1,264,903         $1,008,125
                                                               --------------------------------------------------------------------

Net Assets:
Class D                                                        $      339         $      106         $   18,386         $      359
                                                               --------------------------------------------------------------------
Other Classes                                                   1,103,287            201,899          1,246,517          1,007,766
                                                               --------------------------------------------------------------------

Shares Issued and Outstanding:
Class D                                                                13                  7                490                 16
                                                               --------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share
  (Net Assets Per Share Outstanding
Class D                                                        $    26.63         $    15.59         $    37.52         $    22.90
                                                               --------------------------------------------------------------------
Cost of Investments Owned                                      $  934,433         $  180,043            887,549         $  875,701
                                                               --------------------------------------------------------------------
                                                               Renaissance        Tax-Efficient
Amounts in thousands, except per share amounts                 Fund               Equity Fund         Value Fund
                                                               ---------------------------------------------------
Assets:
Investments, at value                                          $  651,001         $   28,146          $  229,367
------------------------------------------------------------------------------------------------------------------
Cash                                                                6,508                  0                   9
------------------------------------------------------------------------------------------------------------------
Receivable for investments and foreign currency sold               22,149                  0               4,806
------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                       854                249                 342
------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                                     658                 20                 672
------------------------------------------------------------------------------------------------------------------
                                                                  681,170             28,415             235,196
------------------------------------------------------------------------------------------------------------------

Liabilities:
Payable for investments and foreign currency purchased         $   17,499         $      197          $    3,062
------------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                    2,828                155                 233
------------------------------------------------------------------------------------------------------------------
Accrued investment advisory fee                                       322                 10                  91
------------------------------------------------------------------------------------------------------------------
Accrued administration fee                                            215                  8                  68
------------------------------------------------------------------------------------------------------------------
Accrued distribution fee                                              347                 10                  71
------------------------------------------------------------------------------------------------------------------
Accrued servicing fee                                                 134                  5                  33
------------------------------------------------------------------------------------------------------------------
Due to custodian                                                        0                 79                   0
------------------------------------------------------------------------------------------------------------------
                                                                   21,345                464               3,558
------------------------------------------------------------------------------------------------------------------

Net Assets                                                     $  659,825         $   27,951          $  231,638
------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
Paid in capital                                                $  542,158         $   24,894          $  189,075
------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income              41,268                 (5)             10,727
------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain (loss)                 53,387               (228)             12,987
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                         23,012              3,290              18,849
------------------------------------------------------------------------------------------------------------------
                                                               $  659,825         $   27,951          $  231,638
------------------------------------------------------------------------------------------------------------------

Net Assets:
Class D                                                        $      192         $      869          $      118
------------------------------------------------------------------------------------------------------------------
Other Classes                                                     659,633             27,082             231,520
------------------------------------------------------------------------------------------------------------------

Shares Issued and Outstanding:
Class D                                                                11                 75                   8
------------------------------------------------------------------------------------------------------------------

Net Asset Value and Redemption Price Per Share
  (Net Assets Per Share Outstanding
Class D                                                        $    18.22         $    11.59          $    15.29
------------------------------------------------------------------------------------------------------------------
Cost of Investments Owned                                      $  627,988         $   24,856          $  210,518
------------------------------------------------------------------------------------------------------------------

                                                       See accompanying notes 27

Statements of Operations
For the period ended June 30, 1999

                                                                Capital
                                                                Appreciation       Equity Income      Innovation         Mid-Cap
Amounts in thousands                                            Fund               Fund               Fund               Growth Fund
                                                                ------------       -------------      ----------         -----------
Investment Income:

Dividends, net of foreign taxes                                 $  13,332          $   7,107          $     523          $   8,522
------------------------------------------------------------------------------------------------------------------------------------
Interest                                                            1,771                278              2,234              2,371
------------------------------------------------------------------------------------------------------------------------------------
   Total Income                                                    15,103              7,385              2,757             10,893
====================================================================================================================================

Expenses:

Investment advisory fees                                            5,058                893              4,454              3,927
------------------------------------------------------------------------------------------------------------------------------------
Administration fees                                                 3,130                580              2,740              2,642
------------------------------------------------------------------------------------------------------------------------------------
Servicing fees - Class D                                                1                  0                 19                  1
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or servicing fees - Other Classes                  1,971                472              5,555              2,546
------------------------------------------------------------------------------------------------------------------------------------
Trustees' fees                                                         86                 15                 44                 64
------------------------------------------------------------------------------------------------------------------------------------
Interest expense                                                        2                  1                  1                  0
------------------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                  10,248              1,961             12,813              9,180
------------------------------------------------------------------------------------------------------------------------------------

Net Investment Income (Loss)                                        4,855              5,424            (10,056)             1,713
====================================================================================================================================

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                           127,483             28,130             85,853                867
------------------------------------------------------------------------------------------------------------------------------------
Net realized (loss) on
   futures and written options contracts                                0                  0             (3,778)                 0
------------------------------------------------------------------------------------------------------------------------------------
Net realized (loss) on foreign
   currency transactions                                                0                  0                  0                  0
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
   (depreciation) on investments                                  (27,333)            (8,864)           250,480              7,029
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
   on futures and written options contracts                             0                  0                324                  0
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
   on translation of assets and liabilities denominated
   in foreign currencies                                                0                  0                  0                  0
------------------------------------------------------------------------------------------------------------------------------------

   Net Gain                                                       100,150             19,266            332,879              7,896
------------------------------------------------------------------------------------------------------------------------------------

Net Increase in Assets
  Resulting from Operations                                     $ 105,005          $  24,690          $ 322,823          $   9,609
====================================================================================================================================



                                                                Renaissance        Tax-Efficient
Amounts in thousands                                            Fund               Equity Fund*       Value Fund
                                                                -------------      --------------     -----------
Investment Income:

Dividends, net of foreign taxes                                 $   6,743          $     157          $   6,038
-----------------------------------------------------------------------------------------------------------------
Interest                                                              923                 14                250
-----------------------------------------------------------------------------------------------------------------
   Total Income                                                     7,666                171              6,288
=================================================================================================================

Expenses:

Investment advisory fees                                            3,771                 57              1,044
-----------------------------------------------------------------------------------------------------------------
Administration fees                                                 2,514                 49                778
-----------------------------------------------------------------------------------------------------------------
Servicing fees - Class D                                                0                  2                  0
-----------------------------------------------------------------------------------------------------------------
Distribution and/or servicing fees - Other Classes                  5,637                 89              1,203
-----------------------------------------------------------------------------------------------------------------
Trustees' fees                                                         49                  1                 18
-----------------------------------------------------------------------------------------------------------------
Interest expense                                                        7                  0                  0
-----------------------------------------------------------------------------------------------------------------
   Total Expenses                                                  11,978                198              3,043
-----------------------------------------------------------------------------------------------------------------

Net Investment Income (Loss)                                       (4,312)               (27)             3,245
=================================================================================================================

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                           101,571               (228)            29,420
-----------------------------------------------------------------------------------------------------------------
Net realized (loss) on
   futures and written options contracts                             (642)                 0                  0
-----------------------------------------------------------------------------------------------------------------
Net realized (loss) on foreign
   currency transactions                                               (1)                 0                  0
-----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
   (depreciation) on investments                                  (42,439)             3,290             (6,992)
-----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
   on futures and written options contracts                           (77)                 0                  0
-----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
   on translation of assets and liabilities denominated
   in foreign currencies                                               (2)                 0                  0
-----------------------------------------------------------------------------------------------------------------

   Net Gain                                                        58,410              3,062             22,428
-----------------------------------------------------------------------------------------------------------------

Net Increase in Assets
  Resulting from Operations                                     $  54,098          $   3,035          $  25,673
=================================================================================================================

* Commenced operations on July 10, 1998.

28  See accompanying notes


Statements of Changes in Net Assets

Amounts in thousands                                                    Capital Appreciation Fund     Equity Income Fund
                                                                        ----------------------------  ----------------------------

                                                                           Year Ended     Year Ended     Year Ended     Year Ended
Increase (Decrease) in Net Assets from:                                 June 30, 1999  June 30, 1998  June 30, 1999  June 30, 1998
Operations:

Net investment income (loss)                                              $     4,855    $     4,296    $     5,424    $     4,503
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                      127,483         89,980         28,130         23,527
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                          (27,333)       125,025         (8,864)         4,261
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations                             105,005        219,301         24,690         32,291
===================================================================================================================================

Distributions to Shareholders:

From net investment income
   Class D                                                                         (1)             0             (3)            (1)
-----------------------------------------------------------------------------------------------------------------------------------
   Other Classes                                                               (5,605)        (3,830)        (5,316)        (4,434)
-----------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income
   Class D                                                                          0              0              0              0
-----------------------------------------------------------------------------------------------------------------------------------
   Other Classes                                                                    0              0              0              0
-----------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
   Class D                                                                        (14)             0            (12)             0
-----------------------------------------------------------------------------------------------------------------------------------
   Other Classes                                                              (70,693)       (50,344)       (22,655)       (20,707)
-----------------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains
   Class D                                                                          0              0              0              0
-----------------------------------------------------------------------------------------------------------------------------------
   Other Classes                                                                    0              0              0              0
-----------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                           (76,313)       (54,174)       (27,986)       (25,142)
===================================================================================================================================

Fund Share Transactions:

Receipts for shares sold
   Class D                                                                        360            115             89            108
-----------------------------------------------------------------------------------------------------------------------------------
   Other Classes                                                              691,020        560,304         74,002         64,648
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
   Class D                                                                         15              0             15              1
-----------------------------------------------------------------------------------------------------------------------------------
   Other Classes                                                               62,910         43,103         27,156         24,499
-----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
   Class D                                                                       (165)             0           (112)             0
-----------------------------------------------------------------------------------------------------------------------------------
   Other Classes                                                             (802,749)      (207,057)       (97,556)       (34,922)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund share transactions                (48,609)       396,465          3,594         54,334
-----------------------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                                       (19,917)       561,592            298         61,483
===================================================================================================================================

Net Assets:

Beginning of period                                                         1,123,543        561,951        201,707        140,224
-----------------------------------------------------------------------------------------------------------------------------------
End of period *                                                           $ 1,103,626    $ 1,123,543    $   202,005    $   201,707
-----------------------------------------------------------------------------------------------------------------------------------

* Including net undistributed (overdistributed) investment income of:     $     1,527    $     2,964    $     4,946    $     4,754
-----------------------------------------------------------------------------------------------------------------------------------

                                                                               Innovation Fund
                                                                               -----------------------------------

                                                                               Year Ended           Year Ended
Increase (Decrease) in Net Assets from:                                        June 30, 1999        June 30, 1998

Operations:
Net investment income (loss)                                                   $   (10,056)         $    (4,786)
------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                            82,075               18,138
------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                               250,804              109,570
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations                                  322,823              122,922
==================================================================================================================

Distributions to Shareholders:

From net investment income
   Class D                                                                               0                    0
------------------------------------------------------------------------------------------------------------------
   Other Classes                                                                         0                    0
------------------------------------------------------------------------------------------------------------------
In excess of net investment income
   Class D                                                                               0                    0
------------------------------------------------------------------------------------------------------------------
   Other Classes                                                                         0                    0
------------------------------------------------------------------------------------------------------------------
From net realized capital gains
   Class D                                                                            (143)                   0
------------------------------------------------------------------------------------------------------------------
   Other Classes                                                                   (23,411)             (15,217)
------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains
   Class D                                                                               0                    0
------------------------------------------------------------------------------------------------------------------
   Other Classes                                                                         0               (2,685)
------------------------------------------------------------------------------------------------------------------

Total Distributions                                                                (23,554)             (17,902)
==================================================================================================================

Fund Share Transactions:

Receipts for shares sold
   Class D                                                                          30,881                  124
------------------------------------------------------------------------------------------------------------------
   Other Classes                                                                 1,280,398              462,082
------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
   Class D                                                                             142                    0
------------------------------------------------------------------------------------------------------------------
   Other Classes                                                                    21,993               16,937
------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
   Class D                                                                         (15,840)                   0
------------------------------------------------------------------------------------------------------------------
   Other Classes                                                                  (738,267)            (468,412)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund share transactions                     579,307               10,731
------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                                            878,576              115,751
==================================================================================================================

Net Assets:

Beginning of period                                                                386,327              270,576
------------------------------------------------------------------------------------------------------------------
End of period *                                                                $ 1,264,903          $   386,327
------------------------------------------------------------------------------------------------------------------

*  Including net undistributed (overdistributed) investment income of:         $         0          $         0
------------------------------------------------------------------------------------------------------------------

                                                      See accompanying notes  29


Amounts in thousands                                  Mid-Cap Growth Fund                         Renaissance Fund
                                                      -----------------------------------------------------------------------------

                                                         Year Ended           Year Ended           Year Ended           Year Ended
Increase (Decrease) in Net Assets from:               June 30, 1999        June 30, 1998        June 30, 1999        June 30, 1998
Operations:
Net investment income (loss)                          $       1,713          $       841          $    (4,312)         $    (1,489)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                        867               58,714              100,928              123,570
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)          7,029               57,682              (42,518)               4,045
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations             9,609              117,237               54,098              126,126
===================================================================================================================================

Distributions to Shareholders:
From net investment income
   Class D                                                        0                    0                    0                    0
-----------------------------------------------------------------------------------------------------------------------------------
   Other Classes                                               (423)              (1,495)                   0                 (425)
-----------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income
   Class D                                                        0                    0                    0                    0
-----------------------------------------------------------------------------------------------------------------------------------
   Other Classes                                                  0                    0                    0                    0
-----------------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
   Class D                                                       (9)                   0                  (13)                   0
-----------------------------------------------------------------------------------------------------------------------------------
   Other Classes                                            (41,274)             (30,237)             (80,848)             (80,722)
-----------------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains
   Class D                                                        0                    0                    0                    0
-----------------------------------------------------------------------------------------------------------------------------------
   Other Classes                                                  0                    0                    0                    0
-----------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                         (41,706)             (31,732)             (80,861)             (81,147)
===================================================================================================================================

Fund Share Transactions:
Receipts for shares sold
   Class D                                                      438                  142                   84                  126
-----------------------------------------------------------------------------------------------------------------------------------
   Other Classes                                            944,828              600,636              306,855              465,308
-----------------------------------------------------------------------------------------------------------------------------------
Issued in reorganization
   Class D                                                        0                    0                    0                    0
-----------------------------------------------------------------------------------------------------------------------------------
   Other Classes                                                  0                    0                    0                    0
-----------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
   Class D                                                       10                    0                   13                    0
-----------------------------------------------------------------------------------------------------------------------------------
   Other Classes                                             38,508               30,438               74,646               74,240
-----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
   Class D                                                     (229)                   0                  (27)                   0
-----------------------------------------------------------------------------------------------------------------------------------
   Other Classes                                           (737,211)            (310,412)            (352,007)            (311,714)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund
   share transactions                                       246,344              320,804               29,564              227,960
-----------------------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                     214,247              406,309                2,801              272,939
===================================================================================================================================

Net Assets:
Beginning of period                                         793,878              387,569              657,024              384,085
-----------------------------------------------------------------------------------------------------------------------------------
End of period *                                       $   1,008,125          $   793,878          $   659,825          $   657,024
-----------------------------------------------------------------------------------------------------------------------------------

*  Including net undistributed (overdistributed)
    investment income of:                               $     1,312          $        52          $    41,268          $    46,534
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Tax-Efficient
                                                               Equity Fund             Value Fund
                                                               -------------------------------------------------------------

                                                                     Period from
                                                                   July 10, 1998           Year Ended           Year Ended
Increase (Decrease) in Net Assets from:                         to June 30, 1999        June 30, 1999        June 30, 1998

Operations:
Net investment income (loss)                                   $             (27)      $        3,245     $          2,032
----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                    (228)              29,420               29,304
----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                       3,290               (6,992)               3,088
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from operations                          3,035               25,673               34,424
============================================================================================================================

Distributions to Shareholders:
From net investment income
   Class D                                                                     0                   (2)                   0
----------------------------------------------------------------------------------------------------------------------------
   Other Classes                                                               0               (3,075)              (2,015)
----------------------------------------------------------------------------------------------------------------------------
In excess of net investment income
   Class D                                                                     0                    0                    0
----------------------------------------------------------------------------------------------------------------------------
   Other Classes                                                               0                    0                    0
----------------------------------------------------------------------------------------------------------------------------
From net realized capital gains
   Class D                                                                     0                  (11)                   0
----------------------------------------------------------------------------------------------------------------------------
   Other Classes                                                               0              (26,320)             (20,689)
----------------------------------------------------------------------------------------------------------------------------
In excess of net realized capital gains
   Class D                                                                     0                    0                    0
----------------------------------------------------------------------------------------------------------------------------
   Other Classes                                                               0                    0                    0
----------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                            0              (29,408)             (22,704)
============================================================================================================================

Fund Share Transactions:
Receipts for shares sold
   Class D                                                                   750                    8                  100
----------------------------------------------------------------------------------------------------------------------------
   Other Classes                                                          29,356               99,132               90,008
----------------------------------------------------------------------------------------------------------------------------
Issued in reorganization
   Class D                                                                     0                    0                    0
----------------------------------------------------------------------------------------------------------------------------
   Other Classes                                                               0                    0                    0
----------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of distributions
   Class D                                                                     0                   13                    0
----------------------------------------------------------------------------------------------------------------------------
   Other Classes                                                               0               28,058               21,627
----------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed
   Class D                                                                     0                    0                    0
----------------------------------------------------------------------------------------------------------------------------
   Other Classes                                                          (5,190)            (131,197)             (63,900)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) resulting from Fund
   share transactions                                                     24,916               (3,986)              47,835
----------------------------------------------------------------------------------------------------------------------------

Total Increase (Decrease) in Net Assets                                   27,951               (7,721)              59,555
============================================================================================================================

Net Assets:
Beginning of period                                                            0              239,359              179,804
----------------------------------------------------------------------------------------------------------------------------
End of period *                                                      $    27,951       $      231,638     $        239,359
----------------------------------------------------------------------------------------------------------------------------

*  Including net undistributed (overdistributed)
    investment income of:                                            $        (5)              10,727     $          5,621
----------------------------------------------------------------------------------------------------------------------------

30  See accompanying notes

Notes to Financial Statements
June 30, 1999

1. Organization

PIMCO Funds: Multi-Manager Series (the "Trust") is registered under the Investment Company Act of 1940, as amended as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of twenty-six separate investment funds (the "Funds"). The Trust may offer up to six classes of shares: Institutional, Administrative, A, B, C and D. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Class D shares of the Trust. Certain detailed financial information for the Institutional, Administrative, A, B and C Classes (the "Other Classes") is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Foreign Currency. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid quarterly to shareholders of record by the Equity Income, Value and Renaissance Funds. Dividends from net investment income, if any, are declared and paid at least annually to shareholders of record by the other Funds. Net long-term capital gains earned by a Fund, if any, will be distributed no less frequently than once each year.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Certain amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and paid in capital to more appropriately conform financial accounting and tax characterizations of dividend distributions.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses, and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Foreign Taxes on Dividends. Dividend income in the statement of operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Equity Income Fund - $22,999; Innovation Fund - $24,825; Mid-Cap Growth Fund - $8,992; Renaissance Fund - $70,391; Tax-Efficient Equity Fund - $35; and Value Fund - $52,615.

June 30, 1999

Futures and Options. Certain Funds are authorized to enter into futures and options contracts. A Fund may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures and options contracts are imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures and options contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

Forward Currency Transactions. Certain Funds are authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Repurchase Agreements. Each Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Fees, Expenses, and Related Party Transactions

Investment Advisory Fee. PIMCO Advisors L.P. ("PIMCO Advisors") serves as investment advisor to the Trust, pursuant to an Investment Advisory Agreement. PIMCO Advisors receives from the Trust a fee based on an annual percentage of the average daily net assets of each Fund as follows: 0.60% for the Renaissance Fund; 0.65% for the Innovation Fund; and 0.45% for all other Funds. Each of the Funds also has a sub-advisor which, under the supervision of PIMCO Advisors, directs the investments of the Fund's assets. All of the sub-advisors are affiliates of PIMCO Advisors. The advisory fees received by PIMCO Advisors are paid in all or in part to each of the sub-advisors in accordance with the portfolio management agreements.

Administration Fee. PIMCO provides administrative services to the Trust for which it receives from each Fund a monthly administrative fee based on each share class' average daily net assets. The Administration Fee for Class D is charged at the annual rate of 0.40%. The Administration Fee for the Institutional and Administrative Classes is charged at the annual rate of 0.25%. The Administration Fee for the A, B and C Classes is charged at the annual rate of 0.40%.

Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.

     The Trust is permitted to reimburse out of the Administrative Class assets of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

     Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and D Classes of the Trust, the Trust compensates PFD or an affiliate with respect to Class D for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A,B,C and D Classes. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Fund's average daily net assets attributable to each class):

                             Distribution Fee (%)    Servicing Fee (%)
----------------------------------------------------------------------
Class A
All Funds                                     --                  0.25
Class B
All Funds                                   0.75                  0.25
Class C
All Funds                                   0.75                  0.25
Class D
All Funds                                     --                  0.25

     PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 1999, PFD received $5,993,353 representing commissions (sales charges) and contingent deferred sales charges.

Expenses. The Trust is also responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees;
(iii) brokerage fees and commissions and other portfolio transaction expenses;
(iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Advisor, PIMCO, Portfolio Managers, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class shares and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees. The ratio of expenses to average net assets, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

     Each unaffiliated Trustee receives an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee receives an additional annual retainer of $1,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the entire Board receives an additional annual retainer of $3,000. These expenses are allocated to the Funds of the Trust according to their respective net assets.

4. Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 1999 were as follows (amounts in thousands):

                              U.S. Government/Agency            All Other
                             --------------------------------------------------
                              Purchases        Sales    Purchases        Sales
--------------------------------------------------------------------------------

Capital Appreciation Fund                              $1,324,269   $1,298,054
Equity Income Fund                                        143,274      157,110
Innovation Fund                                         1,267,035      761,668
Mid-Cap Growth Fund                                       915,099      700,331
Renaissance Fund                                        1,341,957    1,391,833
Tax-Efficient Equity Fund                                  26,595        1,829
Value Fund                                                226,607      263,988

5. Transactions in Written Call and Put Options

Transactions in written call and put options were as follows
(amounts in thousands):

                                     Innovation Fund          Renaissance Fund
                             -------------------------------------------------
                                Premium    Contracts      Premium    Contracts
                             -------------------------------------------------
Balance at 06/30/1998        $      650        1,500   $      132          630
Sales                             4,219        7,425          704        4,351
Closing Buys                     (3,566)      (6,598)        (571)      (3,675)
Expirations                      (1,141)      (2,000)        (132)        (630)
Exercised                          (162)        (327)        (133)        (676)
                             -------------------------------------------------
Balance at 06/30/1999        $        0            0   $        0            0
                             =================================================

June 30, 1999

6. Shares of Beneficial Interest
The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                                             Capital Appreciation Fund
                                                     ---------------------------------------------------------------------
                                                         Year Ended 6/30/1999                      Year Ended 6/30/1998
                                                     Shares               Amount               Shares               Amount
                                                     -------------------------------------------------------------------------------
Receipts for shares sold

   Class D                                               14          $       360                    5          $       115
------------------------------------------------    --------------------------------------------------------------------------------
   Other classes                                     27,601              691,020               23,379              560,304
------------------------------------------------    --------------------------------------------------------------------------------

Issued as reinvestment of distributions

   Class D                                                1                   15                    0                    0
------------------------------------------------    --------------------------------------------------------------------------------
   Other classes                                      2,673               62,910                1,860               43,103
------------------------------------------------    --------------------------------------------------------------------------------

Cost of shares redeemed

   Class D                                               (7)                (165)                   0                    0
------------------------------------------------    --------------------------------------------------------------------------------
   Other classes                                    (32,077)            (802,749)              (8,659)            (207,057)
------------------------------------------------    --------------------------------------------------------------------------------

Net increase resulting from
   Fund share transactions                           (1,795)         $   (48,609)              16,585          $   396,465
================================================    ================================================================================

                                                                                  Equity Income Fund
                                                    --------------------------------------------------------------------------------
                                                         Year Ended 6/30/1999                      Year Ended 6/30/1998
                                                     Shares               Amount               Shares               Amount
                                                     -------------------------------------------------------------------------------
Receipts for shares sold

   Class D                                                6          $        89                    7          $       108
------------------------------------------------    --------------------------------------------------------------------------------
   Other classes                                      5,060               74,002                4,002               64,648
------------------------------------------------    --------------------------------------------------------------------------------

Issued as reinvestment of distributions

   Class D                                                1                   15                    0                    1
------------------------------------------------    --------------------------------------------------------------------------------
   Other classes                                      1,924               27,156                1,593               24,499
------------------------------------------------    --------------------------------------------------------------------------------

Cost of shares redeemed

   Class D                                               (7)                (112)                   0                    0
------------------------------------------------    --------------------------------------------------------------------------------
   Other classes                                     (6,580)             (97,556)              (2,151)             (34,922)
------------------------------------------------    --------------------------------------------------------------------------------

Net increase resulting from
   Fund share transactions                              404          $     3,594                3,451          $    54,334
================================================    ================================================================================

                                                                                   Innovation Fund
                                                    --------------------------------------------------------------------------------
                                                        Year Ended 6/30/1999                      Year Ended 6/30/1998
                                                     Shares               Amount               Shares               Amount
                                                     -------------------------------------------------------------------------------
Receipts for shares sold

   Class D                                              951          $    30,881                    6          $       124
------------------------------------------------    --------------------------------------------------------------------------------
   Other classes                                     42,353            1,280,398               22,660              462,082
------------------------------------------------    --------------------------------------------------------------------------------

Issued as reinvestment of distributions

   Class D                                                5                  142                    0                    0
------------------------------------------------    --------------------------------------------------------------------------------
   Other classes                                        824               21,993                  930               16,937
------------------------------------------------    --------------------------------------------------------------------------------

Cost of shares redeemed

   Class D                                             (472)             (15,840)                   0                    0
------------------------------------------------    --------------------------------------------------------------------------------
   Other classes                                    (25,216)            (738,267)             (23,091)            (468,412)
------------------------------------------------    --------------------------------------------------------------------------------

Net increase resulting from
   Fund share transactions                           18,445          $   579,307                  505          $    10,731
================================================    ================================================================================


                                                                                Mid-Cap Growth Fund
                                                    --------------------------------------------------------------------------------
                                                             Year Ended 6/30/1999                      Year Ended 6/30/1998
                                                      Shares               Amount               Shares               Amount
                                                    --------------------------------------------------------------------------------
Receipts for shares sold

   Class D                                                20            $     438                    6            $     142
------------------------------------------------    --------------------------------------------------------------------------------
   Other classes                                      43,026              944,828               25,999              600,636
------------------------------------------------    --------------------------------------------------------------------------------

Issued as reinvestment of distributions

   Class D                                                 0                   10                    0                    0
------------------------------------------------    --------------------------------------------------------------------------------
   Other classes                                       1,803               38,508                1,338               30,438
------------------------------------------------    --------------------------------------------------------------------------------

Cost of shares redeemed

   Class D                                               (10)                (229)                   0                    0
------------------------------------------------    --------------------------------------------------------------------------------
   Other classes                                     (33,835)            (737,211)             (13,377)            (310,412)
------------------------------------------------    --------------------------------------------------------------------------------

Net increase resulting from
   Fund share transactions                            11,004            $ 246,344               13,966            $ 320,804
================================================    ================================================================================


                                                                                            Renaissance Fund
                                                    --------------------------------------------------------------------------------
                                                                  Year Ended 6/30/1999                      Year Ended 6/30/1998
                                                              Shares               Amount               Shares               Amount
                                                    --------------------------------------------------------------------------------
Receipts for shares sold

   Class D                                                         5            $      84                    7            $     126
------------------------------------------------    --------------------------------------------------------------------------------
   Other classes                                              17,955              306,855               25,062              465,308
------------------------------------------------    --------------------------------------------------------------------------------

Issued as reinvestment of distributions

   Class D                                                         1                   13                    0                    0
------------------------------------------------    --------------------------------------------------------------------------------
   Other classes                                               4,948               74,646                4,447               74,240
------------------------------------------------    --------------------------------------------------------------------------------

Cost of shares redeemed

   Class D                                                        (2)                 (27)                   0                    0
------------------------------------------------    --------------------------------------------------------------------------------
   Other classes                                             (20,746)            (352,007)             (16,657)            (311,714)
------------------------------------------------    --------------------------------------------------------------------------------

Net increase resulting from
   Fund share transactions                                     2,161            $  29,564               12,859            $ 227,960
================================================    ================================================================================

                                                                     Tax-Efficient
                                                                      Equity Fund
                                                              ---------------------------
                                                                    Period from 7/10/1998
                                                                             to 6/30/1999
                                                              Shares               Amount
                                                              ---------------------------
Receipts for shares sold

   Class D                                                        75            $     750
------------------------------------------------    -------------------------------------
   Other classes                                               2,851               29,356
------------------------------------------------    -------------------------------------

Issued as reinvestment of distributions

   Class D                                                         0                    0
------------------------------------------------    -------------------------------------
   Other classes                                                   0                    0
------------------------------------------------    -------------------------------------

Cost of shares redeemed

   Class D                                                         0                    0
------------------------------------------------    --------------------------------------
   Other classes                                                (505)              (5,190)
------------------------------------------------    --------------------------------------

Net increase resulting from
   Fund share transactions                                     2,421            $  24,916
================================================    ======================================
                                                                                              Value Fund
                                                    --------------------------------------------------------------------------------
                                                                     Year Ended 6/30/1999                      Year Ended 6/30/1998
                                                              Shares               Amount               Shares               Amount
                                                    --------------------------------------------------------------------------------
Receipts for shares sold

   Class D                                                         1            $       8                    6            $     100
------------------------------------------------    --------------------------------------------------------------------------------
   Other classes                                               6,890               99,132                5,791               90,008
------------------------------------------------    --------------------------------------------------------------------------------

Issued as reinvestment of distributions

   Class D                                                         1                   13                    0                    0
------------------------------------------------    --------------------------------------------------------------------------------
   Other classes                                               2,076               28,058                1,478               21,627
------------------------------------------------    --------------------------------------------------------------------------------

Cost of shares redeemed

   Class D                                                         0                    0                    0                    0
------------------------------------------------    --------------------------------------------------------------------------------
   Other classes                                              (9,111)            (131,197)              (4,119)             (63,900)
------------------------------------------------    --------------------------------------------------------------------------------

Net increase resulting from
   Fund share transactions                                      (143)           $  (3,986)               3,156            $  47,835
================================================    ================================================================================

7. In-Kind Transactions

For the year ended June 30, 1999, the following fund realized gains (losses) from in-kind redemptions of approximately (amounts in thousands):

Capital Appreciation Fund                                 $2,839

8. Federal Income Tax Matters

As of June 30, 1999, the Fund listed in the table below had remaining capital loss carryforwards that were realized in current and prior years. Additionally, the Tax-Efficient Equity Fund realized capital losses, in the amount of $174,775, during the period November 1, 1998 through June 30, 1999, which the Fund elected to defer to the following fiscal year pursuant to income tax regulations.

The Fund will resume capital gain distributions in the future to the extent gains are realized in excess of the available carryforwards.

                                              Capital Loss Carryforwards
                                        -------------------------------------
                                         Realized Losses           Expiration
-----------------------------------------------------------------------------
Tax-Efficient Equity Fund                 $       27,778            6/30/2007

Report of Independent Accountants

To the Trustees and the Class D Shareholders of the PIMCO Funds:
Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, changes in net assets and the financial highlights for the Class D shares present fairly, in all material respects, the financial position of the Capital Appreciation Fund, Equity Income Fund, Innovation Fund, Mid-Cap Growth Fund, Renaissance Fund, Tax-Efficient Equity Fund and Value Fund (hereafter referred to as the "Funds") at June 30, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for the Class D shares for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 13, 1999

Federal Income Tax Information (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's fiscal year end (June 30, 1999) regarding the status of the distributions made to the shareholders.

Dividend Received Deduction. For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during certain Funds' fiscal years ended June 30, 1999 which qualify for the corporate dividend-received deduction are as follows:

Capital Appreciation Fund                                     87.77%
Equity Income Fund                                            62.42%
Mid-Cap Growth Fund                                          100.00%
Renaissance Fund                                               8.11%
Value Fund                                                    43.33%

Capital Gain Distributions. Capital gains distributions paid for all classes of shares during the fiscal year ended June 30, 1999, were in the amounts as follows:

                                              Per Share           Per Share
                                              Long-Term          Short-Term
                                          Capital Gains       Capital Gains
--------------------------------------------------------------------------------
Capital Appreciation Fund                       1.64323             0.00792
Equity Income Fund                              1.39942             0.36456
Innovation Fund                                 1.25670                   -
Mid-Cap Growth Fund                             1.06725                   -
Renaissance Fund                                0.99112             1.34349
Value Fund                                      1.35064             0.36527

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income. In January 2000, you will be advised on IRS form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 1999.

PIMCO Funds: Access to the highest standard

PIMCO Funds offers unique access to the investment expertise of PIMCO Advisors L.P. PIMCO manages $254 billion, including assets for 46 of the 100 largest U.S. corporations. The firm's institutional heritage is reflected in the PIMCO Funds, each seeking the highest caliber performance in a specific investment style.

Manager               PIMCO Advisors L.P., 800 Newport Center Drive,
                      Newport Beach, CA 92660

Distributor           PIMCO Funds Distributors LLC, 2187 Atlantic Street,
                      Stamford, CT 06902-6896

Custodian             Investors Fiduciary Trust Company, 801 Pennsylvania,
                      Kansas City, MO 64105

Shareholder           First Data Investor Services Group, Inc. , P.O. Box 9688,
Servicing Agent and   Providence, RI 02940-9688
Transfer Agent

Independent           PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City,
Accountant            MO, 64105

Legal Counsel         Ropes & Gray, One International Place, Boston, MA 02110

                                                                      P2032 6/99

PIMCO
FUNDS

PIMCO Funds
Distributors LLC

2187 Atlantic Street
Stanford, CT 06902-6896

                                             PIMCO Funds Asset Allocation Series
                                        Institutional and Administrative Classes
                                                                   Annual Report
                                                                   June 30, 1999

Dear Fellow Shareholder:

The past year has been an eventful time, both in the geopolitical sphere and in the financial markets. After flaring up in March, the Kosovo Crisis is now on the road to resolution. It proved, in the end, to have surprisingly little impact on the U.S. stock and bond markets.

Large-cap growth stocks continued to dominate the domestic stock market for the past 12 months, until April, when their leadership began to falter, the market broadened and value stocks emerged from the sidelines. Value investing appeared to be back. Then towards the end of June, the stock market teetered back in the direction of growth stocks.

The bond market had a particularly difficult time in the first half of the second quarter, with long-term government interest rates moving up by more than one percentage point (which drove down bond prices). However, things rebounded when the Federal Reserve announced they were tightening monetary policy at the end of the second quarter. The bond market reacted favorably to this move and to comments from the policy-making committee that were interpreted to mean that future hikes in interest rates may be limited.

These fluctuations and events proved, once again, that no one can guarantee what will happen next, and an investor's best protection is portfolio diversification.

The past 12 months have been eventful at PIMCO Funds too. We are now one of the country's fastest-growing fund families, with assets under management recently surpassing $50 billion. In January, PIMCO announced the formation of a new investment division, PIMCO Equity Advisors, to focus on our expanding slate of stock mutual funds. As viable opportunities arise in the future, we will be expanding our fund family to offer you additional investment options managed by PIMCO's investment professionals.

Inside this Annual Report, you will find detailed information on our Asset Allocation Portfolios. I encourage you to review the information and commentary carefully. Once again, I would like to thank you for the trust you've placed in us through your investments. If you have any questions regarding your investment, contact your financial adviser, or call us at 1-800-426-0107. Or visit our Web site at www.pimcofunds.com.

Sincerely,



William D. Cvengros
Chairman of the Board
July 30, 1999

                          PIMCO Funds 90/10 Portfolio
                          ANNUAL REPORT JUNE 30, 1999



FUND CHARACTERISTICS

Objective:
Long-term capital appreciation

Portfolio:
80-100% PIMCO Stock Funds
0-20% PIMCO Bond Funds

Inception Date:
February 26, 1999

Dividend Frequency:
Annually

Net Assets:
$10.6 million

INVESTMENT PERFORMANCE AND PORTFOLIO COMPOSITION

TOTAL RETURN INVESTMENT PERFORMANCE

                              Institutional Class       Administrative Class
-----------------------------------------------------------------------------
Inception                           11.73%                    11.64%

--------------------------------------------------------------------------------------------------
PIMCO Stock Funds                     % of Total           PIMCO Bond Funds           % of Total
                                     Investments                                     Investments
--------------------------------------------------------------------------------------------------
Growth                                                     Short Duration
--------------------------------------------------------------------------------------------------
    Enhanced Equity Fund                   12.2%             Money Market Fund               1.2%
--------------------------------------------------------------------------------------------------
    Target Fund                             5.6%           Intermediate Duration
--------------------------------------------------------------------------------------------------
    Growth Fund                             4.0%             Total Return Fund              12.4%
--------------------------------------------------------------------------------------------------
    Opportunity                             1.8%           High Yield
--------------------------------------------------------------------------------------------------
Blend                                                        High Yield                      1.6%
--------------------------------------------------------------------------------------------------
    StocksPLUS Fund                        12.0%           International
--------------------------------------------------------------------------------------------------
    Capital Appreciation Fund               3.9%             Foreign Bond Fund               0.8%
--------------------------------------------------------------------------------------------------
    Mid-Cap Growth Fund                     5.4%           Total Bond Funds                 16.0%
--------------------------------------------------------------------------------------------------
    Small-Cap Growth Fund                   1.8%
--------------------------------------------------------------------------------------------------
Value
--------------------------------------------------------------------------------------------------
    Value Fund                             18.3%
--------------------------------------------------------------------------------------------------
    Small-Cap Value Fund                    3.4%
--------------------------------------------------------------------------------------------------
International
--------------------------------------------------------------------------------------------------
    International Fund                     15.6%
--------------------------------------------------------------------------------------------------
Total Stock Funds                          84.0%
--------------------------------------------------------------------------------------------------

PORTFOLIO INSIGHTS

The PIMCO Funds Asset Allocation Series consists of three professionally managed mutual funds that invest in a diversified portfolio of PIMCO Funds. The 90/10 Portfolio seeks long-term capital appreciation. The Portfolio's strategic allocation is 90% stock funds and 10% bond funds. For the period since inception through June 30, 1999, the PIMCO 90/10 Portfolio posted a return of 11.73% for Institutional Class shares.

As of June 30, 1999, the Portfolio's actual allocation was 84% stock funds and 16% bond funds. During the period, the Portfolio had an overweight position in stock funds, which was significantly positive for performance as equities did better than fixed income. However, at the end of the second quarter the Portfolio tactically overweighted bonds relative to stocks. This decision reflected changes in our proprietary asset allocation models, which now favor fixed income over equities.

Within the equity portion of the Portfolio, we maintained a neutral position with regard to value stocks versus growth stocks and large-cap stocks versus small-cap stocks. This was a drag on performance in the first quarter as growth stocks continued to dominate, but enhanced returns in the second quarter as the market finally began to broaden. Lastly, the Portfolio slightly favored non-U.S. equities, which had a positive impact on returns.

Specifically within the stock portion of the Portfolio, the Value Fund, which has a relatively large weighting, had a terrific second quarter, outperforming the S&P 500 Index by a wide margin. Value stocks, which had been out of favor, came alive as investors shied away from higher valuation growth stocks due to rising interest rates and an improving global economy. Broad market funds, such as StocksPLUS and Enhanced Equity, both had slightly higher returns than the S&P 500 for the second quarter. The International Fund performance beat its benchmark due to a higher than benchmark allocation to emerging markets, which surged during the first half of this year as these economies began to show signs of recovering.

Only a small percentage of the Portfolio's assets were invested in fixed income during the first half of this year, split between the Total Return, High Yield, Foreign Bond and the Money Market Funds. This asset allocation boosted returns as stocks outperformed bonds over that period. The S&P 500 Index rose 12.4% over the six-month period ended June 30, 1999 versus the Lehman Brothers Aggregate Bond Index which declined 1.4%.

                          PIMCO Funds 60/40 Portfolio
                          ANNUAL REPORT JUNE 30, 1999

FUND CHARACTERISTICS

Objective:
Long-term capital appreciation and current income

Portfolio:
50-70% PIMCO Stock Funds
30-50% PIMCO Bond Funds

Inception Date:
February 26, 1999

Dividend Frequency:
Quarterly

Net Assets:
$15.7 million

INVESTMENT PERFORMANCE AND PORTFOLIO COMPOSITION

TOTAL RETURN INVESTMENT PERFORMANCE

                          Institutional Class          Administrative Class
-------------------------------------------------------------------------------
Inception                       7.80%                         7.71%

PIMCO Stock Funds                       % of Total          PIMCO Bond Funds            % of Total
                                       Investments                                     Investments
----------------------------------------------------------------------------------------------------
Growth                                                      Short Duration
----------------------------------------------------------------------------------------------------
    Enhanced Equity Fund                       8.2%              Money Market Fund            1.1%
----------------------------------------------------------------------------------------------------
    Target Fund                                3.8%         Intermediate Duration
----------------------------------------------------------------------------------------------------
    Growth Fund                                2.7%              Total Return Fund           36.0%
----------------------------------------------------------------------------------------------------
    Opportunity                                1.2%         High Yield
----------------------------------------------------------------------------------------------------
Blend                                                            High Yield                   4.4%
----------------------------------------------------------------------------------------------------
    StocksPLUS Fund                            8.0%         International
----------------------------------------------------------------------------------------------------
    Capital Appreciation Fund                  2.6%              Foreign Bond Fund            2.1%
----------------------------------------------------------------------------------------------------
    Mid-Cap Growth Fund                        3.6%         Total Bond Funds                 43.6%
----------------------------------------------------------------------------------------------------
    Small-Cap Growth Fund                      1.2%
----------------------------------------------------------------------------------------------------
Value
----------------------------------------------------------------------------------------------------
    Value Fund                                12.3%
----------------------------------------------------------------------------------------------------
    Small-Cap Value Fund                       2.3%
----------------------------------------------------------------------------------------------------
International
----------------------------------------------------------------------------------------------------
    International Fund                        10.5%
----------------------------------------------------------------------------------------------------
Total Stock Funds                             56.4%
----------------------------------------------------------------------------------------------------

PORTFOLIO INSIGHTS

The 60/40 Portfolio seeks long-term capital appreciation and current income. The Portfolio's strategic allocation is 60% stock funds and 40% bond funds. For the period since inception through June 30, 1999, the PIMCO 60/40 Portfolio posted a return of 7.80% for Institutional Class shares.

As of June 30, 1999, the Portfolio's actual allocation was 56% stock funds and 44% bond funds. The Portfolio's overweight position in stock funds was a significant positive for performance. However, at the end of the second quarter the Portfolio tactically overweighted bonds relative to stocks. This decision reflected changes in our proprietary asset allocation models, which now favor fixed income over equities.

Within the equity portion of the Portfolio, we maintained a neutral position with regard to value stocks versus growth stocks and large-cap stocks versus small-cap stocks. This was a drag on performance in the first quarter as growth stocks continued to dominate, but enhanced returns in the second quarter as the market finally began to broaden. The Portfolio slightly favored non-U.S. equities, which had a positive impact on returns.

The Value Fund, which has a relatively large weight in the Portfolio, had a terrific second quarter, outperforming the S&P 500 Index by a wide margin. Value stocks, which had been out of favor, came alive as investors shied away from higher valuation growth stocks due to rising interest rates and an improving global economy. Broad market funds, such as StocksPLUS and Enhanced Equity, both had slightly higher returns than the S&P 500 for the second quarter. The International Fund beat its benchmark due to a higher allocation to emerging markets, which surged during the first half of this year as these economies began to show signs of recovering.

As for the bond portion of the Portfolio, although the Total Return Fund had negative returns in the second quarter, it did outperform the Lehman Brothers Aggregate Bond Index. Limited holdings of below-investment grade bonds enhanced returns as the Fund's emphasis on less cyclical credits proved beneficial in the face of expectations of Fed tightening. The Fund maintained an above benchmark weighting in mortgage-backed securities, which has significantly contributed to performance over the past six months, but was negative for performance in the second quarter. However, this position will be maintained as our outlook for a range-bound interest rate environment makes this sector a good way to enhance yield without adding significant risk. The High Yield Fund, which has a small weight in the Portfolio, underperformed its benchmark as fear of higher inflation and Federal Reserve tightening took its toll on high yield spreads. However, our positions in the energy sector helped performance, and we will continue to hold this industry.

                          PIMCO Funds 30/70 Portfolio
                          ANNUAL REPORT JUNE 30, 1999



FUND CHARACTERISTICS

Objective:
Current income with long-term capital appreciation as a secondary objective

Portfolio:
20-35% PIMCO Stock Funds
65-75% PIMCO Bond Funds

Inception Date:
February 26, 1999

Dividend Frequency:
Monthly

Net Assets:
$7.1 million


INVESTMENT PERFORMANCE AND PORTFOLIO COMPOSITION

TOTAL RETURN INVESTMENT PERFORMANCE

                             Institutional Class        Administrative Class
------------------------------------------------------------------------------
Inception                           3.78%                       3.70%

PIMCO Stock Funds                  % of Total           PIMCO Bond Funds           % of Total
                                   Investments                                     Investments
------------------------------------------------------------------------------------------------
Growth                                                  Short Duration
------------------------------------------------------------------------------------------------
    Enhanced Equity Fund                   4.1%             Money Market Fund              1.1%
------------------------------------------------------------------------------------------------
    Target Fund                            1.9%         Intermediate Duration
------------------------------------------------------------------------------------------------
    Growth Fund                            1.4%             Total Return Fund             59.9%
------------------------------------------------------------------------------------------------
    Opportunity                            0.6%         High Yield
------------------------------------------------------------------------------------------------
Blend                                                       High Yield                     7.2%
------------------------------------------------------------------------------------------------
    StocksPLUS Fund                        4.0%         International
------------------------------------------------------------------------------------------------
    Capital Appreciation Fund              1.3%             Foreign Bond Fund              3.5%
------------------------------------------------------------------------------------------------
    Mid-Cap Growth Fund                    1.8%         Total Bond Funds                  71.7%
------------------------------------------------------------------------------------------------
    Small-Cap Growth Fund                  0.6%
------------------------------------------------------------------------------------------------
Value
------------------------------------------------------------------------------------------------
    Value Fund                             6.2%
------------------------------------------------------------------------------------------------
    Small-Cap Value Fund                   1.1%
------------------------------------------------------------------------------------------------
International
------------------------------------------------------------------------------------------------
    International Fund                     5.3%
------------------------------------------------------------------------------------------------
Total Stock Funds                         28.3%
------------------------------------------------------------------------------------------------

PORTFOLIO INSIGHTS

The 30/70 Portfolio seeks current income, with long-term capital appreciation as a secondary objective. The Portfolio's strategic allocation is 30% stock funds and 70% bond funds. For the period since inception through June 30, 1999, the PIMCO 30/70 Portfolio posted a return of 3.78% for Institutional Class shares.

As of June 30, 1999, the Portfolio's actual allocation was 28% stock funds and 72% bond funds. The Portfolio's overweight position in stock funds was a significant positive for performance. However, at the end of the second quarter, the Portfolio tactically overweighted bonds relative to stocks. This decision reflected changes in our proprietary asset allocation models, which now favor fixed income over equities.

Within the equity portion of the Portfolio, we maintained a neutral position with regard to value stocks versus growth stocks and large-cap stocks versus small-cap stocks. This was a drag on performance in the first quarter as growth stocks continued to dominate, but enhanced returns in the second quarter as the market finally began to broaden. The Portfolio slightly favored non-U.S. equities, which had a positive impact on returns. The Value Fund outperformed the S&P 500 Index by a wide margin in the second quarter. Broad market funds, such as StocksPLUS and Enhanced Equity, both had slightly higher returns than the S&P 500 for the second quarter. The International Fund beat its benchmark due to a higher allocation to emerging markets.

As for the bond portion of the Portfolio, although the Total Return Fund had negative returns in the second quarter, it did slightly outperform the Lehman Brothers Aggregate Bond Index over the same period. Limited holdings of below-investment grade bonds enhanced returns as the Fund's emphasis on less cyclical credits proved beneficial in the face of expectations of Fed tightening. The Fund maintained an above benchmark weighting in mortgage-backed securities, which has significantly contributed to performance over the past six months, but was negative for performance in the second quarter. However, this position will be maintained as our outlook for a range-bound interest rate environment makes this sector a good way to enhance yield without adding significant risk. The High Yield Fund, which has a small weight in the Portfolio, underperformed its benchmark as fear of higher inflation and Federal Reserve tightening took its toll on high yield spreads. However, our positions in the energy area also helped performance, and we will continue to hold this industry.

Financial Highlights

                                                                                90/10 Portfolio
Selected Per Share Data for the Period Ended June 30,1999:          Institutional Class     Administrative Class
                                                                            02/26/1999-              02/26/1999-
                                                                            06/30/1999               06/30/1999
---------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                 $            10.91      $             10.91
Net Investment Income (a)                                                         0.05                     0.04
Net Realized / Unrealized Gain (Loss) on Investments (a)                          1.23                     1.23
Total Income from Investment Operations                                           1.28                     1.27
Dividends from Net Investment Income                                              0.00                     0.00
Distributions from Net Realized Capital Gains                                     0.00                     0.00
Tax Basis Return of Capital                                                       0.00                     0.00
Total Distributions                                                               0.00                     0.00
Net Asset Value End of Period                                                    12.19                    12.18
Total Return                                                                     11.73%                   11.64%
Net Assets End of Period (000s)                                     $               11      $                11
Ratio of Expenses to Average Net Assets*                                          0.10%                    0.35%
Ratio of Net Investment Income (Loss)
to Average Net Assets*                                                            1.17%                    0.95%
Portfolio Turnover Rate                                                             48%                      48%


                                                                                 60/40 Portfolio
Selected Per Share Data for the Period Ended June 30,1999:          Institutional Class     Administrative Class
                                                                          02/26/1999-                02/26/1999-
                                                                          06/30/1999                 06/30/1999
---------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                 $           10.55       $              10.55
Net Investment Income (a)                                                        0.09                       0.09
Net Realized / Unrealized Gain (Loss) on Investments (a)                         0.73                       0.72
Total Income from Investment Operations                                          0.82                       0.81
Dividends from Net Investment Income                                            (0.10)                     (0.09)
Distributions from Net Realized Capital Gains                                    0.00                       0.00
Tax Basis Return of Capital                                                      0.00                       0.00
Total Distributions                                                             (0.10)                     (0.09)
Net Asset Value End of Period                                                   11.27                      11.27
Total Return                                                                     7.80%                      7.71%
Net Assets End of Period (000s)                                     $              11       $                 11
Ratio of Expenses to Average Net Assets*                                         0.10%                      0.35%
Ratio of Net Investment Income (Loss)                                            2.52%                      2.44%
to Average Net Assets*
Portfolio Turnover Rate                                                            39%                        39%

                                                                                30/70 Portfolio
Selected Per Share Data for the Period Ended June 30,1999:          Institutional Class     Administrative Class
                                                                            02/26/1999-              02/26/1999-
                                                                             06/30/1999               06/30/1999
---------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                 $                       $
                                                                                10.09                      10.09
Net Investment Income (a)                                                        0.15                       0.14
Net Realized / Unrealized Gain (Loss) on Investments (a)                         0.23                       0.23
Total Income from Investment Operations                                          0.38                       0.37
Dividends from Net Investment Income                                            (0.14)                     (0.13)
Distributions from Net Realized Capital Gains                                    0.00                       0.00
Tax Basis Return of Capital                                                      0.00                       0.00
Total Distributions                                                             (0.14)                     (0.13)
Net Asset Value End of Period                                                   10.33                      10.33
Total Return                                                                     3.78%                      3.70%
Net Assets End of Period (000s)                                     $              10       $                 10
Ratio of Expenses to Average Net Assets*                                         0.10%                      0.35%
Ratio of Net Investment Income (Loss)                                            4.20%                      4.03%
to Average Net Assets*
Portfolio Turnover Rate                                                            37%                        37%

* Annualized
(a) Per share amounts based on average number of shares outstanding during the period.

Statement of Assets and Liabilities
June 30, 1999
Amounts in thousands, except per share amounts                   90/10 Portfolio          60/40 Portfolio          30/70 Portfolio
Assets:

Investments, at value                                            $       10,358           $       15,743           $       6,975
Cash and foreign currency                                                   112                        0                       0
Receivable for investments and foreign currency sold                          0                      106                       0
Receivable for Fund shares sold                                             209                      178                     179
Interest and dividends receivable                                             5                       30                      26
                                                                 ------------------------------------------------------------------
                                                                 $       10,684           $       16,057           $       7,180
                                                                 ------------------------------------------------------------------

Liabilities:

Payable for investments and foreign currency purchased           $          113           $            0           $          14
Payable for Fund shares redeemed                                              3                      189                       0
Dividends payable                                                             0                       45                      23
Accrued administration fee                                                    3                        5                       2
Accrued distribution fee                                                      5                        8                       4
Accrued servicing fee                                                         2                        3                       2
Other liabilities                                                             0                      110                       1
                                                                 ------------------------------------------------------------------
                                                                 $          126           $          360           $          46
                                                                 ------------------------------------------------------------------

                                                                 ------------------------------------------------------------------
Net Assets                                                       $       10,558           $       15,697           $       7,134
                                                                 ------------------------------------------------------------------

Net Assets Consist of:
Paid in capital                                                  $        9,757           $       15,089           $       7,095
Undistributed net investment income                                         169                      173                      49
Accumulated undistributed net realized gain                                  96                       67                       3
Net unrealized appreciation (depreciation)                                  536                      368                     (13)
                                                                 ------------------------------------------------------------------
                                                                 $       10,558           $       15,697           $       7,134
                                                                 ------------------------------------------------------------------

Net Assets:
Institutional Class                                              $           11           $           11           $          10
Administrative Class                                                         11                       11                      10
Other Classes                                                            10,536                   15,675                   7,114

Shares Issued and Outstanding:
Institutional Class                                                           1                        1                       1
Administrative Class                                                          1                        1                       1

Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding):
Institutional Class                                              $        12.19           $        11.27           $       10.33
Administrative Class                                                      12.18                    11.27                   10.33

Cost of Investments Owned                                        $        9,822           $       15,375           $       6,988

Statement of Operations
For the period ended June 30,1999
Amounts in thousands                                                      90/10 Portfolio   60/40 Portfolio  30/70 Portfolio
Investment Income:

 Dividends, net of foreign taxes                                          $            86   $          180   $          135
 Interest                                                                               1                1                1
                                                                          -------------------------------------------------
   Total Income                                                                        87              181              136
                                                                          -------------------------------------------------


Expenses:
Administration fees                                                                    14               20               10
Distribution and/or servicing fees - Other Classes                                     35               46               25
                                                                          -------------------------------------------------
   Total Expenses                                                                      49               66               35
                                                                          -------------------------------------------------

Net Investment Income                                                                  38              115              101
                                                                          =================================================


Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments                                               160              140               15
Net capital gain distributions received from underlying funds                         113               94               37
Net change in unrealized appreciation (depreciation) on investments                   536              368              (13)
                                                                          -------------------------------------------------
   Net Gain (Loss)                                                                    809              602               39
                                                                          -------------------------------------------------

Net Increase in Assets Resulting from Operations                          $           847   $          717   $          140
                                                                          =================================================

Statement of Changes in Net Assets

Amounts in thousands                                              90/10 Portfolio     60/40 Portfolio     30/70 Portfolio
                                                                    Period from         Period from         Period from
                                                                 September 30,1998   September 30,1998   September 30,1998
                                                                  to June 30, 1999    to June 30, 1999    to June 30, 1999
Increase (Decrease) in Net Assets from:

Operations:

Net investment income                                            $              38   $             115   $             101
Net realized gain                                                              160                 140                  15
Net capital gain distributions received from underlying funds                  113                  94                  37
Net change in unrealized appreciation (depreciation)                           536                 368                 (13)
                                                                 ---------------------------------------------------------
Net increase resulting from operations                                         847                 717                 140
                                                                 ---------------------------------------------------------

Distributions to Shareholders:

From net investment income
  Institutional Class                                                            0                   0                   0
  Administrative Class                                                           0                   0                   0
  Other Classes                                                                (38)               (109)               (101)
In excess of net investment income
  Institutional Class                                                            0                   0                   0
  Administrative Class                                                           0                   0                   0
  Other Classes                                                                 (8)                  0                   0
                                                                 ---------------------------------------------------------
Total Distributions                                                            (46)               (109)               (101)
                                                                 ---------------------------------------------------------

Fund Share Transactions:

Receipts for shares sold
  Institutional Class                                                           10                  10                  10
  Administrative Class                                                          10                  10                  10
  Other Classes                                                             10,508              16,555               7,664
Issued as reinvestment of distributions
  Institutional Class                                                            0                   0                   0
  Administrative Class                                                           0                   0                   0
  Other Classes                                                                 45                  62                  71
Cost of shares redeemed
  Institutional Class                                                            0                   0                   0
  Administrative Class                                                           0                   0                   0
  Other Classes                                                               (816)             (1,548)               (660)
                                                                 ---------------------------------------------------------
Net increase (decrease) resulting from Fund share transactions               9,757              15,089               7,095
                                                                 ---------------------------------------------------------
Total Increase (Decrease) in Net Assets                                     10,558              15,697               7,134
                                                                 ---------------------------------------------------------

Net Assets:
Beginning of period                                                              0                   0                   0
End of period *                                                  $          10,558   $          15,697   $           7,134
                                                                 =========================================================

*Including net undistributed (overdistributed) investment
 income of:                                                      $             169   $             173   $              49
                                                                 ---------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1999

1. Organization

PIMCO Funds: Multi-Manager Series (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of twenty-six funds. Information presented in these financial statements pertains to the Asset Allocation Series of the Trust which is comprised of the 90/10 Portfolio, 60/40 Portfolio, and 30/70 Portfolio, collectively referred to as (the "Portfolios"). The Portfolios are a professionally-managed series of the Trust designed to take advantage of the benefits of asset allocation. Each Portfolio seeks to achieve its particular investment objective by investing within specified equity and fixed income ranges among a number of other mutual funds in the PIMCO Funds (the "Underlying Funds"). The Portfolios may offer up to five classes of shares: Institutional, Administrative, A, B and C. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the Institutional and Administrative Classes (the "Institutional Classes") of the Trust. Certain detailed financial information for the A, B, and C Classes (the "Other Classes") is provided separately and is available upon request.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Investments in the Underlying Funds are valued at the price of each Institutional share class of the respective Underlying Fund determined as of the close of the New York Stock Exchange or the valuation date.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Distributions from the Underlying Funds are recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid to shareholders of record at least monthly by the 30/70 Portfolio, at least quarterly by 60/40 Portfolio and at least annually by the 90/10 Portfolio . Net long-term capital gains earned by a Portfolio, if any, will be distributed no less frequently than once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

3. Fees, Expenses, and Related Party Transactions

Administration Fee. PIMCO Advisors L.P. ("PIMCO Advisors") provides administrative services to the Trust for which it receives monthly administrative fees based on each share class' average daily net assets. The Administration Fee for the Institutional Classes is charged at the annual rate of 0.15%. PIMCO Advisors has voluntarily undertaken to waive a portion of the administrative fee it is entitled to receive for Institutional Classes of each Portfolio until further notice. As a result, during the period of the waiver, each Portfolio will pay administrative fees to the Administrator at the annual rate of 0.10%. The Administration Fee for the Other Classes is charged at the annual rate of 0.40% on the first 2.5 billion of net assets and 0.35% based on such net assets in excess of $2.5 billion. In addition, the Portfolios indirectly bear their pro-rata share of expenses of the underlying funds.

Expenses. Under the terms of the Administrative Agreement PIMCO Advisers has agreed to bear any and all fees and expenses of the Portfolio (other than the administrative fee payable under the agreement), except for (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees;

(iii)  brokerage fees and commissions and other portfolio transaction expenses;
(iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Adviser, any Portfolio Manager, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) any expenses allocated or allocable to a specific class of shares, which include distribution and/or service fees payable and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees.

     Each unaffiliated Trustee receives an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee member receives an additional annual retainer of $1,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the entire Board receives an additional annual retainer of $3,000. These expenses are allocated to the Portfolios and to the Funds of the Trust according to their respective net assets.

Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.

     The Trust is permitted to reimburse out of the Administrative Class assets of each Portfolio, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Portfolio shares as their funding medium. The effective rate paid to PFD was 0.25% during the current fiscal year.

     Pursuant to the Distribution and Servicing Plans adopted by the A, B and C Classes of the Trust, the Trust compensates PFD for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Class A, Class B and Class C. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Portfolio's average daily net assets attributable to each class):

                               Distribution Fee(%)  Servicing Fee(%)
Class A
All Portfolios                 --                   0.25

Class B
All Portfolios                 0.75                 0.25

Class C
All Portfolios                 0.75                 0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 1999, PFD received $69,050 representing commissions (sales charges) and contingent deferred sales charges.

4.   Purchase and Sale of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 1999 were as follows (amounts in thousands):

                       Purchases         Sales
90/10 Portfolio          $12,220        $2,558
60/40 Portfolio           18,215         2,980
30/70 Portfolio            8,355         1,382

5.   Risk Factors of the Funds

Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until PIMCO Advisors determines that it is appropriate to dispose of such securities.

Each of the Underlying Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.

The officers and directors of the Trust also serve as officers and directors/trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolios and Underlying Funds.

6.   Shares of Beneficial Interest

The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (amounts in thousands):

                                                           90/10 Portfolio           60/40 Portfolio            30/70 Portfolio
                                                       Period Ended 6/30/1999     Period Ended 6/30/1999     Period Ended 6/30/1999
                                                       Shares         Amount      Shares         Amount      Shares         Amount
Receipts for shares sold
  Institutional Class                                       1         $    10          1         $    10          1          $   10
  Administrative Class                                      1              10          1              10          1              10
  Other Classes                                           938          10,508      1,529          16,555        746           7,664
Issued as reinvestment of distributions
  Institutional Class                                       0               0          0               0          0               0
  Administrative Class                                      0               0          0               0          0               0
  Other Classes                                             4              45          6              62          7              71
Cost of shares redeemed
  Institutional Class                                       0               0          0               0          0               0
  Administrative Class                                      0               0          0               0          0               0
  Other Classes                                           (72)           (816)      (141)         (1,548)       (64)           (660)

Net increase resulting from Fund share transactions       872         $ 9,757      1,396         $15,089        691          $7,095


The following schedule shows the number of shareholders each owning 5% or more of a Fund and the total percentage of the Fund held by such shareholders:

                              5% or Greater Shareholders
                              Number      % of Fund Held
90/10 Portfolio                 1           100%
60/40 Portfolio                 1           100%
30/70 Portfolio                 1           100%

Report of Independent Accountants

To the Trustees and Institutional and Administrative Class Shareholders of the PIMCO Funds:
Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, changes in net assets and the financial highlights for the Institutional and Administrative share classes present fairly, in all material respects, the financial position of the 90/10 Portfolio, 60/40 Portfolio and 30/70 Portfolio (constituting the PIMCO Funds Asset Allocation Series of PIMCO Funds: Multi-Manager Series, hereafter referred to as the "Portfolios") at June 30, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for the Institutional and Administrative share classes for the period February 26, 1999 (commencement of operations) through June 30, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Kansas City, Missouri
August 13, 1999

FEDERAL INCOME TAX INFORMATION (unaudited)

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's fiscal year end (June 30, 1999) regarding the status of the distributions made to the shareholders.


Dividend Received Deduction. For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during certain Funds' fiscal years ended June 30, 1999 which qualify for the corporate dividend-received deduction are as follows:

90/10 Portfolio                                  4.96%
60/40 Portfolio                                  3.50%
30/70 Portfolio                                  2.01%

PIMCO Advisors Holdings L.P. is the nation's third largest publicly traded investment management firm with assets under management in excess of $254 billion. PIMCO Advisors is recognized for providing consistent performance and high-quality service to mutual fund and institutional clients worldwide.

Its investment firms are:

Pacific Investment Management Company/Newport Beach, California
Oppenheimer Capital/New York, New York
Columbus Circle Investors/Stamford, Connecticut
Cadence Capital Management/Boston, Massachusetts
NFJ Investment Group/Dallas, Texas
Parametric Portfolio Associates/Seattle, Washington
PIMCO Equity Advisors/New York, New York , a division of PIMCO Advisors L.P.

Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA."

Trustees and Officers
     William D. Cvengros, Chairman and Trustee
     Stephen J. Treadway, President, Chief Executive Officer and Trustee
     E. Philip Cannon, Trustee
     Donald P. Carter, Trustee
     Gary A. Childress, Trustee
     Richard L. Nelson, Trustee
     Lyman W. Porter, Trustee
     Alan Richards, Trustee
     Dr. Joel Segall, Trustee
     W. Bryant Stooks, Trustee
     Gerald M. Thorne, Trustee
     Newton B. Schott, Jr., Secretary
     John P. Hardaway, Treasurer

Investment Adviser and Administrator
     PIMCO Advisors L.P.
     800 Newport Center Drive, Suite 600
     Newport Beach, California 92660

Custodian
     Investors Fiduciary Trust Company
     801 Pennsylvania
     Kansas City, Missouri 64105

Transfer Agent
     National Financial Data Services
     330 W. 9th Street, 4th Floor
     Kansas City, Missouri 64105

Counsel
     Ropes & Gray
     One International Place
     Boston, Massachusetts 02110

Independent Accountants
     PricewaterhouseCoopers LLP
     1055 Broadway
     Kansas City, Missouri 64105

PIMCO Funds Distributors LLC
2187 Atlantic Street
Stamford, CT 06902-6896

This is a copy of a report by PIMCO Funds to its shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust's Prospectus. This report does not offer for sale or solicit orders to buy any securities.

This material is authorized for use only when precede or accompanied by a current PIMCO Funds prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read the prospectus carefully before you invest or send money.

PIMCO Funds Shareholder Update and Annual Report


This Update is published twice a year to provide PIMCO Funds Asset Allocation Series shareholders with general market commentary and investment information. It also includes the annual report for the PIMCO Funds Asset Allocation Series.


June 30, 1999

Asset Allocation Series
Share Classes
 A    B    C

90/10 Portfolio
60/40 Portfolio
30/70 Portfolio


                            [GRAPHIC APPEARS HERE]


Thinking of hopping on the technology train? Turn to our tech sector overview, page 4.


Page 2  Asset Allocation Committee Report

Continued Economic Strength
--------------------------------------------------------------------------------
Page 3  Manager Spotlight

Q & A With Bill Gross
--------------------------------------------------------------------------------
Page 4  Today's Investor

The Risks and Rewards of Technology Investing
--------------------------------------------------------------------------------
Page 6  Asset Allocation Series

PIMCO Funds Annual Report
--------------------------------------------------------------------------------
Page 7  PIMCO Funds

90/10 Portfolio
--------------------------------------------------------------------------------
Page 8  PIMCO Funds

60/40 Portfolio
--------------------------------------------------------------------------------
Page 9  PIMCO Funds

30/70 Portfolio
--------------------------------------------------------------------------------
Page 10 Underlying PIMCO Funds


                                              [LOGO OF PIMCO FUNDS APPEARS HERE]

Asset Allocation
Committee Report

Continued Economic Strength

Stocks

This year certainly was an eventful one for stock investors. The third quarter of 1998 saw the market correct as a result of concerns over an economic downturn in Asia that appeared to be spreading. In the fourth quarter, the market rose as these fears began to abate, and the first quarter of 1999 continued the upward trend as the market hit record highs. During this period, many pundits expressed concern over the narrowness of the market, in which the largest of the large-cap growth stocks were responsible for much of this stellar performance. Their concerns proved to be short- lived: in the second quarter of 1999, the market finally broadened, as smaller-capitalization issues as well as lower valuation issues enjoyed strong performance.

The technology sector, particularly the Internet, was an important driver of performance in the last quarter of 1998 as well as the first quarter of 1999. However, these issues hit a speed bump early in the second quarter of 1999 as interest rates began to rise.

Higher valuation growth stocks also had the same inverse relationship with interest rates. They turned in a strong performance in the last quarter of 1998 and the first quarter of 1999, benefiting from the Federal Reserve's interest rate cuts. And, like technology stocks, they suffered in the second quarter as a result of rising interest rates.

The broadening of the market was welcomed by most investment experts. It was largely viewed as a healthy event, after a long period of domination by one segment of the market. Looking ahead, we are cautiously optimistic that this broadening will enable the market to continue its rise, and that more stocks will participate in this ascent.

Bonds

Inflation fears have dominated the fixed income marketplace in 1999. The economy, fueled by stock market gains, grew faster than expected, adding to speculation that higher inflation was just around the corner.

As a result, the Federal Reserve moved to a tightening bias in May and then raised the fed funds rate by a quarter-point to 5.0% at the end of June. The move capped a difficult period for the bond market as Treasury prices fell steadily, with long-term yields rising over one percentage point, breaking above 6% for the first time since early 1998.

Looking ahead, it appears the economy has come to a crossroads. Deflationary forces, including the glut of global capacity and strong productivity gains, remain at work. However, reflationary forces, including central bank easings and a tight U.S. labor market, are also in play. We believe that these forces may well offset one another, creating an environment where interest rates remain in a relatively narrow range of between 5 and 6 1/2%. The opposing forces will likely keep inflation subdued, between 2% and 3%. In periods where deflationary forces dominate, interest rates could fall toward the lower end of the range and vice versa.

U.S. 30 Year Treasury Yield (%)
Interest rates have moved higher

[LINE GRAPH APPEARS HERE]

U.S 30-Year Treasury Yield (%)

                        30 Year
                        Treasury
                         Yield
                        --------
07/03/1998                5.600
07/10/1998                5.626
07/17/1998                5.747
07/24/1998                5.687
07/31/1998                5.714
08/07/1998                5.632
08/14/1998                5.541
08/21/1998                5.434
08/28/1998                5.339
09/04/1998                5.289
09/11/1998                5.230
09/18/1998                5.148
09/25/1998                5.110
10/02/1998                4.841
10/09/1998                5.110
10/16/1998                4.979
10/23/1998                5.179
10/30/1998                5.158
11/06/1998                5.388
11/13/1998                5.251
11/20/1998                5.219
11/27/1998                5.160
12/04/1998                5.041
12/11/1998                5.020
12/18/1998                5.000
12/25/1998                5.220
01/01/1999                5.090
01/08/1999                5.270
01/15/1999                5.110
01/22/1999                5.080
01/29/1999                5.090
02/05/1999                5.350
02/12/1999                5.420
02/19/1999                5.390
02/26/1999                5.570
03/05/1999                5.590
03/12/1999                5.520
03/19/1999                5.560
03/26/1999                5.590
04/02/1999                5.590
04/09/1999                5.460
04/16/1999                5.570
04/23/1999                5.600
04/30/1999                5.660
05/07/1999                5.810
05/14/1999                5.920
05/21/1999                5.750
05/28/1999                5.830
06/04/1999                5.960
06/11/1999                6.160
06/18/1999                5.970
06/25/1999                6.150
06/30/1999                5.960

Source: Bloomberg

Portfolio Composition

During the latest quarter our research dictated a move from an overweighted to an underweighted equity position. The modest tactical asset allocation moves are based primarily on a systematic process utilizing several proprietary asset allocation models developed within PIMCO Advisors L.P. The primary reason behind the most recent tactical move was the result of models tracking relative valuation measures and Equity Risk Premium measures. Several of our indicators changed from favoring equities (which they have for quite some time) to favoring bonds. Rising interest rates and corporate earnings not rising enough to compensate for increased interest rates triggered the models to signal that the risk/return tradeoff now favors bonds. One could also make the argument that most of the pain in the fixed income market is behind us. We believe bonds should perform well going forward and, on a risk-adjusted basis, they currently are slightly more attractive then equities.

Manager Spotlight

Managing Director and Portfolio Manager
Q & A with Bill Gross

Bill Gross is widely regarded as one of the premier investment managers in the U.S. In fact, Morningstar named him and his management team the 1998 Fixed Income Manager of the Year. And with more than $27 billion in assets, the flagship PIMCO Total Return Fund is the largest bond fund in the country. We recently spoke with him regarding his latest outlook for the economy and the bond market.

Q: The bond market continued to have problems in the second quarter. What happened?

A: Responding to a stronger than expected economy, renewed inflation fears and the beginnings of a recovery in Asia, long-term interest rates rose--climbing over one percentage point this quarter to break 6% for the first time since early 1998. Bond prices have an inverse relationship with interest rates, so the bond market suffered, with Treasury prices in particular falling steadily. To cap things off, prevailing economic conditions prompted the Federal Reserve to increase the fed funds rate a quarter-point in June.

[PHOTO OF BILL GROSS APPEARS HERE]

Q: Will we see any other interest rate increases in 1999?

A: Initially, the market interpreted Federal Reserve comments to mean this may be the only increase we would see. But, I think the Fed was telling us that they are open-minded and that they will take a fresh look at the evidence before making future policy decisions. It is apparent that one of the main factors they will focus on is the U.S. stock market. I do not think, however, that the Fed is likely to embark on a protracted series of rate hikes.

Q: Why would the stock market influence future Fed decisions?

A: The stock market is increasingly influencing economic activity through a mechanism called the wealth effect. As the stock market rises, consumers spend some of their capital gains or "wealth." This spending pumps up the economy. A problem arises, however, when excessive gains in the stock market lead to excessive spending. In this case, the economy can overheat and cause inflation. Federal Reserve Chairman Alan Greenspan has tolerated this sort of wealth effect growth in the past because it was offset by weakness in the global economy. But as the global picture has improved recently, the Fed has had to become more sensitive to what is going on in the stock market.

Q: What has changed in the global economy?

A: Synchronized central bank easing around the world has created a floor on which to build a global economic recovery. At the same time, it appears that structural rigidities around the world will probably keep the global economy from growing too fast and creating inflationary pressures.

Q: Given all this information, what can we expect from the U.S. economy going forward?

A: The U.S. economy has come to a crossroads with deflationary forces and reflationary forces offsetting one another. At some point one of these forces will break out. But until then, we expect the economic expansion to continue, albeit at a more moderate pace. We foresee inflation to remain subdued in the 2% to 3% range and long-term interest rates to remain range-bound between 5% to 6-1/2%.

Q: What opportunities exist for bond investors in this type of environment?

A: In this environment of lower interest rate volatility, securities that provide incremental yield will be more attractive to bond investors. We will continue to use mortgages as a prudent way to boost yield without adding significant risk. In addition, as interest rates approach the top of our forecasted range, we will push our target duration slightly above the benchmark.

Past performance is no guarantee of future results. The views of Mr. Gross are not indicative of the past or future performance of any PIMCO Fund.

Today's Investor

The Risks and Rewards of Technology Investing

[GRAPHIC APPEARS HERE]

Investing in technology stocks can be a bit like riding a roller coaster. The steep climbs and sometimes dizzying dips are not for everyone. But you can gain exposure to the tech sector without buying individual technology stocks, or even investing in a pure technology mutual fund. Many general equity funds have substantial technology holdings as part of their diversified portfolios. This can reduce the risks associated with tech investing.

So if you're intrigued by this dynamic sector, read on. Here's the lowdown on these high-flying stocks.

How would you define technology?

Technology is a broad term. In its most general sense, "technology" simply refers to any application of science to solve a problem or fulfill a need. But when we talk about technology stocks, we're really talking about high technology, and even more specifically, about information technology (IT). IT covers pretty much everything to do with computers and communications.

What businesses make up the technology sector?

Analysts divide the technology sector into different categories, although they may not agree on the same headings. The following is a useful breakdown of the sector, ranging from the fastest-growing (Internet and networking companies) to the most cyclical (contract manufacturers and components makers):

1. Internet--includes Internet service providers (ISPs) like AOL, Internet guides like Yahoo! and online retailers like Amazon.com.

2. Networking--companies that make the gear connecting computers and forming the Internet, such as Cisco Systems and 3Com.

3. Telecommunications equipment--MCI Worldcom, Motorola and Lucent are three of the leaders in this field.

4. Software--Microsoft and Oracle are two of the best-known software manufacturers.

5. Services--companies providing a range of electronic, information, data and communications services including First Data and EDS.

6. Computers--Dell, Compaq and IBM are three of the biggest names in personal computing.

7. Contract manufacturers--includes lesser-known companies like Solectron and Jabil, which actually produce electronics products for brand-name companies.

8. Components--includes semiconductor manufacturers such as Intel and Texas Instruments and disk drive makers such as Seagate and Quantum Corp.

Many technology companies, of course, don't fall neatly into these categories. And there are numerous companies that fall outside a strict definition of technology, but use technology in innovative ways to advance their business. Their stocks offer much of the same risk/reward potential as other, pure technology stocks.

Are all technology stocks equally volatile?

Technology stocks, as a group, tend to be more volatile than other stocks. But some, like Internet stocks, are more volatile than others. Take the case of Yahoo!, the first online navigational guide to the Web and one of the "blue chips" of Internet investing. Over the last year, it has traded at a high of $244 and a low of $29.50. Now, contrast this to the price fluctuation of the shares of a computer company--Dell Computer--and a component manufacturer-- Intel (see chart below). While they too have experienced price fluctuations, they look relatively stable compared to Yahoo! stock.

Some Technology Stocks Are More Volatile Than Others

This chart shows 52-week highs and lows for three kinds of technology stocks (period ended 06/30/99).

[BAR CHART APPEARS HERE]

Some Technology Stocks Are More Volatile Than Others

              Low          High
Yahoo        $ 30         $ 244
Dell         $ 20         $  55
Intel        $ 35         $  72

Source Bloomberg

What's behind the volatility?

Many of today's most promising technology companies are young and fast-growing. Start-up companies abound. In many cases, the products or services these companies offer are equally new and untried. The competition to gain a

Past performance is no guarantee of future results. This article does not represent a recommendation of any particular security or investment product. It is not indicative of performance of any PIMCO fund and the Funds do not necessarily own the securities referenced. PIMCO Innovation Fund, a technology-oriented mutual fund, is not limited to investing solely in the areas covered in this article.

place in the sun is fierce. And it's not always clear which companies, or even which technologies, will flourish and which will fall by the wayside.

But this uncertainty and the resulting price volatility haven't dampened investor enthusiasm. The potential for these stocks to produce significant long-term gains continues to attract investors.

How can investors gain technology exposure?

As we suggested above, there's more than one way to tap into this dynamic sector. Of course, investors can buy the stocks of technology companies. Investing in a technology mutual fund, however, can reduce risk by offering instant diversification and professional investment management--particularly important in a highly specialized, quickly changing sector like technology. And a diversified technology fund, rather than a category-specific fund (like an Internet fund), can further reduce portfolio volatility.

Another way to access this sector that involves even less risk is to invest in a general stock mutual fund with a substantial technology weighting. This allows investors to benefit when tech stocks are doing well, but the more diversified portfolio provides a cushion if technology stocks take a downturn.

Above all, investors need to ensure their portfolios are not over-allocated to technology stocks. Even aggressive investors should invest only a small percentage of their total portfolio in the sector. Professional asset allocation expertise plus ongoing rebalancing will ensure a portfolio maintains the right balance.

The Technology Revolution--Still Going Strong
Americans have been adopting new technologies at a rapid rate, and they show no signs of stopping. This chart shows the number of actual and expected U.S. households using new technologies.

[LINE GRAPH APPEARS HERE]


The Technology Revolution--             U.S. Households (millions)                On-line
  Still Going Strong            PCs           Cellular Phones        Internet     Shopping
                                ---           ---------------        --------     --------
1994                            33.9               15.1                  5.8
1995                            37.2               21.5                 12.7          0.8
1996                            39.5               27.7                 21.7          2.4
1997                            44.5               36.0                 25.0          5.0
1998                            48.7               42.4                 33.3         10.1
1999                            53.6               48.0                 38.8         13.1
2000                            57.3               51.6                 44.4         17.8
2001                            60.1               55.4                 51.3         23.2
2002                            61.8               58.1                 56.0         30.5
2003                            64.1               60.9                 59.8         38.4

Source: Forrester Research, Inc.

Is the technology sector still growing?

Definitely. A recent Commerce Department study indicates that electronic commerce and the information technology industry have generated at least one-third of the nation's economic growth since 1995, while accounting for only 8% of its total economic output. And that momentum shows no signs of stopping.

The fact is, Americans are adopting new technologies at an unprecedented rate. For example, fewer than six million American households had Internet access in 1994. That number topped 33 million in 1998, and is expected to exceed 59 million by the end of 2003. And between the years 1994 and 1998, the number of American households using cellular phones skyrocketed from 15 million to over 42 million. By the end of 2003, analysts predict that over 60 million U.S. households will be cell phone subscribers.

In fact, most analysts believe we are still in the early stages of the current technological revolution, equating it to the second inning of a baseball game. In other words, an investment in technology still looks like a pretty good bet.

Given the importance of not over-weighting an investment portfolio with technology stocks, many investors choose to work with a professional financial adviser and a team of asset allocation specialists. A PIMCO Funds Asset Allocation Portfolio can provide exposure to the technology sector within a broadly diversified, single portfolio investment. Consult your financial adviser for more information on the technology holdings in your portfolio.

Asset Allocation Series

PIMCO Funds Annual Report

Dear Fellow Shareholder:

The past year has been an eventful time, both in the geopolitical sphere and in the financial markets. After flaring up in March, the Kosovo Crisis is now on the road to resolution. It proved, in the end, to have surprisingly little impact on the U.S. stock and bond markets.

Large-cap growth stocks continued to dominate the domestic stock market for the past 12 months, until April, when their hegemony began to falter, the market broadened and value stocks emerged from the sidelines. Value investing appeared to be back. Then towards the end of June, the stock market teetered back in the direction of growth stocks.

The bond market had a particularly difficult time in the first half of the second quarter, with long-term government interest rates moving up by more than one percentage point (which drove down bond prices). However, it rebounded when the Federal Reserve announced they were tightening monetary policy at the end of the second quarter. The bond market reacted favorably to this move and to comments from the policy-making committee that were interpreted to mean that future hikes in interest rates may be limited.

These fluctuations and events proved, once again, that no one can guarantee what will happen next, and an investor's best protection is portfolio diversification.

The past 12 months have been eventful at PIMCO Funds too. We are now one of the country's fastest-growing fund families, with assets under management recently surpassing $50 billion. And in January, PIMCO announced the formation of a new investment division, PIMCO Equity Advisors, to focus on our expanding slate of stock mutual funds. As viable opportunities arise in the future, we will be expanding our fund family to offer you additional investment options managed by PIMCO's institutional-quality investment professionals.

Inside this Annual Report, you will find detailed information on our Asset Allocation Portfolios. I encourage you to review the information and commentary carefully. And once again, I would like to thank you for the trust you've placed in us through your investments. If you have any questions regarding your investment, contact your financial advisor, or call us at 1-800-426-0107. Or visit our Web site at www.pimcofunds.com.

A Word About the Year 2000

We at PIMCO are dedicated to making our computer systems fully operational before, during, and after 2000. Similarly, our analysts and portfolio managers take Year 2000 risks into account along with other investment considerations when making investment decisions, such as choosing counterparties and evaluating risks associated with portfolio securities. This evaluation often differs for different issuers and depends upon the investment objectives, policies, and restrictions applicable to a portfolio. The information available for different issuers and counterparties varies substantially in accuracy and completeness. In particular, little information exists about companies that are not registered with the United States Securities and Exchange Commission and about foreign issuers, counterparties, markets, and other institutions.

While we are dedicated to making the transition to Year 2000 a smooth one, we cannot guarantee investment performance or that Year 2000 will not result in losses. Investments in companies with real or perceived Year 2000 problems may decline in value or fail on scheduled dividend, interest, or principal payments. Any such failures may affect the fund's performance./1/

/1/ This is a Year 2000 Readiness Disclosure.

Sincerely,

/s/ Stephen Treadway

Stephen Treadway
President
July 30, 1999

                          PIMCO Funds 90/10 Portfolio

OBJECTIVE

Long-term capital appreciation

PORTFOLIO

80-100% PIMCO Stock Funds

0-20% PIMCO Bond Funds

INCEPTION DATE

9/30/98

DIVIDEND FREQUENCY

Annually

NET ASSETS

$10.6 million


--------------------------------------------------------------------------------
PERFORMANCE*
--------------------------------------------------------------------------------

Total Return For period ended 06/30/99

                      A Shares               B Shares               C Shares

                                   Adjusted              Adjusted   Adjusted
--------------------------------------------------------------------------------
 Inception            23.7%        16.9%     23.0%       18.0%      22.0%

* The adjusted returns above include the effect of paying the applicable sales charges. Past performance is not an indication of future results. See page 10 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The PIMCO Funds Asset Allocation Series consists of three professionally managed mutual funds that invest in a diversified portfolio of PIMCO Funds. The 90/10 Portfolio seeks long-term capital appreciation. The fund's strategic allocation is 90% stock funds and 10% bond funds. In the second quarter the fund's Class A shares posted a return of 8.9%, the Class B shares returned 8.7%, and the Class C shares returned 8.7%.

  As of June 30, 1999, the Fund's actual allocation was 84% stock funds and 16% bond funds. This compares to an allocation of 96% stock funds and 4% bond funds for the period ended December 31, 1998. During the past six months the Fund had an overweight position in stock funds, which was a significant positive for performance as equities did better than fixed income. However, at the end of the quarter the portfolio tactically overweighted bonds relative to stocks. This decision reflected changes in our proprietary asset allocation models, which now favor fixed income over equities.

  Within the equity portion of the Portfolio, we maintained a neutral position with regard to value stocks versus growth stocks and large-cap stocks versus small-cap stocks. This was a drag on performance in the first quarter as growth stocks continued to dominate, but enhanced returns in the second quarter as the market finally began to broaden. Lastly, the Fund slightly favored non-U.S. equities, which had a positive impact on returns.

  Specifically within the stock portion of the Portfolio, the Value Fund, which has a relatively large weight in the fund, had a terrific second quarter, outperforming the S&P 500 Index by a wide margin. Value stocks, which had been out of favor, came alive as investors shied away from higher valuation growth stocks due to rising interest rates and an improving global economy. Broad market funds, such as StocksPLUS and Enhanced Equity, both had slightly higher returns than the S&P 500 for the second quarter. The International Fund performance beat its benchmark due to a higher than benchmark allocation to emerging markets, which surged during the first half of this year as these economies began to show signs of recovering.

  Only a small percentage of the Fund's assets were invested in fixed income during the first half of this year, split between the Total Return, High Yield Fund, the Foreign Bond and the Money Market Funds. This asset allocation boosted returns as stocks outperformed bonds over that period.The S&P 500 Index rose 12.4% over the six- month period ended June 30, 1999 versus the Lehman Brothers Aggregate Bond Index which fell -1.4%.

  Looking ahead, interest rates have backed up significantly over the past six months, but as we expect the economy to moderate in the near term, the worst may be over for the bond market. In addition, our latest research dictated a move from an overweight to an underweight equity position. The modest tactical asset allocation move was based primarily on the signals generated by a systematic process utilizing several proprietary asset allocation models developed within PIMCO Advisors L.P. Several of these indicators changed from favoring equities to favoring bonds. Rising interest rates and the fact that corporate earnings did not rise enough to compensate triggered the models to signal that the risk/return tradeoff now favored bonds. Bonds should perform well going forward and, on a risk-adjusted basis, we believe they are currently more attractive than equities.

--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

 16% PIMCO Bond Funds

 84% PIMCO Stock Funds

PIMCO Stock Funds                                                          % of
                                                              Total Investments
-------------------------------------------------------------------------------
Growth
-------------------------------------------------------------------------------
   Enhanced Equity Fund                                                  12.2%
-------------------------------------------------------------------------------
   Target Fund                                                           5.6%
-------------------------------------------------------------------------------
   Growth Fund                                                           4.0%
-------------------------------------------------------------------------------
   Opportunity Fund                                                      1.8%
-------------------------------------------------------------------------------
Blend
-------------------------------------------------------------------------------
   StocksPLUS Fund                                                      12.0%
-------------------------------------------------------------------------------
   Capital Appreciation Fund                                             3.9%
-------------------------------------------------------------------------------
   Mid-Cap Growth Fund                                                   5.4%
-------------------------------------------------------------------------------
   Small-Cap Growth Fund                                                 1.8%
-------------------------------------------------------------------------------
Value
-------------------------------------------------------------------------------
   Value Fund                                                           18.3%
-------------------------------------------------------------------------------
   Small-Cap Value Fund                                                  3.4%
-------------------------------------------------------------------------------
International
-------------------------------------------------------------------------------
   International Fund                                                   15.6%
-------------------------------------------------------------------------------
Total Stock Funds                                                       84.0%
-------------------------------------------------------------------------------

PIMCO Bond Funds
-------------------------------------------------------------------------------
Short Duration
-------------------------------------------------------------------------------
   Money Market Fund                                                     1.2%
-------------------------------------------------------------------------------
Intermediate Duration
-------------------------------------------------------------------------------
   Total Return Fund                                                    12.4%
-------------------------------------------------------------------------------
High Yield
-------------------------------------------------------------------------------
   High Yield Fund                                                       1.6%
-------------------------------------------------------------------------------
International
-------------------------------------------------------------------------------
   Foreign Bond Fund                                                     0.8%
-------------------------------------------------------------------------------
Total Bond Funds                                                        16.0%
-------------------------------------------------------------------------------

See page 11 for financial details.

                          PIMCO Funds 60/40 Portfolio

June 30, 1999

OBJECTIVE
Long-term capital appreciation and current income

PORTFOLIO

50-70% PIMCO
Stock Funds

30-50% PIMCO
Bond Funds

INCEPTION DATE
9/30/98

DIVIDEND FREQUENCY
Quarterly

NET ASSETS
$15.7 million


--------------------------------------------------------------------------------
  PERFORMANCE*
--------------------------------------------------------------------------------

 Total Return For period ended 06/30/99

                      A Shares               B Shares               C Shares

                                   Adjusted              Adjusted   Adjusted
--------------------------------------------------------------------------------
 Inception            15.5%        9.2%      14.8%       9.8%       13.8%

* The adjusted returns above include the effect of paying the applicable sales charges. Past performance is not an indication of future results. See page 10 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
 PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The 60/40 Portfolio seeks long-term capital appreciation and current income. The funds strategic allocation is 60% stock funds and 40% bond funds. In the second quarter the fund's Class A shares posted a return of 5.6%, the Class B shares returned 5.4%, and the Class C shares returned 5.3%.
  As of June 30, 1999, the Fund's actual allocation was 56% stock funds and 44% bond funds. This compares to an allocation of 65% stock funds and 35% bond funds for the period ended December 31, 1998. The Fund's overweight position in stock funds was a significant positive for performance. However, at the end of the second quarter the Portfolio tactically overweighted bonds relative to stocks. This decision reflected changes in our proprietary asset allocation models, which now favor fixed income over equities.
  Within the equity portion of the Portfolio we maintained a neutral position with regard to value stocks versus growth stocks and large-cap stocks versus small-cap stocks. This was a drag on performance in the first quarter as growth stocks continued to dominate, but enhanced returns in the second quarter as the market finally began to broaden. The Fund slightly favored non-U.S. equities, which had a positive impact on returns.
  The Value Fund, which has a relatively large weight in the fund, had a terrific second quarter, outperforming the S&P 500 Index by a wide margin. Value stocks, which had been out of favor, came alive as investors shied away from higher valuation growth stocks due to rising interest rates and an improving global economy. Broad market funds, such as StocksPLUS and Enhanced Equity, both had slightly higher returns than the S&P 500 for the second quarter. The International Fund beat its benchmark due to a higher allocation to emerging markets, which surged during the first half of this year as these economies began to show signs of recovering.
  As for the bond portion of the Portfolio, although the Total Return Fund had negative returns in the second quarter, it did outperform the Lehman Brothers Aggregate Bond Index. Limited holdings of below-investment grade bonds enhanced returns as the Fund's emphasis on less cyclical credits proved beneficial in the face of expectations of Fed tightening. The Fund maintained an above benchmark weighting in mortgage-backed securities, which has significantly contributed to performance over the past six months, but was negative for performance in the second quarter. However, this position will be maintained as our outlook for a range-bound interest rate environment makes this sector a good way to enhance yield without adding significant risk. The High Yield Fund, which has a small weight in the Portfolio, underperformed its benchmark as fear of higher inflation and Federal Reserve tightening took its toll on high yield spreads. However, our positions in the energy sector helped performance, and we will continue to hold this industry.
  Looking ahead, interest rates have backed up significantly over the past six months, but as we expect the economy to moderate in the near term, the worst may be over for the bond market. In addition, our latest research dictated a move from an overweight to an underweight equity position. The modest tactical asset allocation move was based primarily on the signals generated by a systematic process utilizing several proprietary asset allocation models developed within PIMCO Advisors L.P. Several of these indicators changed from favoring equities to favoring bonds. Bonds should perform well going forward and, on a risk-adjusted basis, we believe they are currently more attractive than equities.

--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

 44% PIMCO Bond Funds

 56% PIMCO Stock Funds

PIMCO Stock Funds                             % of
                                 Total Investments
--------------------------------------------------
Growth
--------------------------------------------------
   Enhanced Equity Fund                       8.2%
--------------------------------------------------
   Target Fund                                3.8%
--------------------------------------------------
   Growth Fund                                2.7%
--------------------------------------------------
   Opportunity Fund                           1.2%
--------------------------------------------------
Blend
--------------------------------------------------
   StocksPLUS Fund                            8.0%
--------------------------------------------------
   Capital Appreciation Fund                  2.6%
--------------------------------------------------
   Mid-Cap Growth Fund                        3.6%
--------------------------------------------------
   Small-Cap Growth Fund                      1.2%
---------------------------------------------- ----
Value
--------------------------------------------------
   Value                                     12.3%
--------------------------------------------------
   Small-Cap Value Fund                       2.3%
--------------------------------------------------
International
--------------------------------------------------
   International Fund                        10.5%
--------------------------------------------------
Total Stock Funds                            56.4%
--------------------------------------------------

PIMCO Bond Funds
--------------------------------------------------
Short Duration
--------------------------------------------------
   Money Market Fund                          1.1%
--------------------------------------------------
Intermediate Duration
--------------------------------------------------
   Total Return Fund                         36.0%
--------------------------------------------------
High Yield
--------------------------------------------------
   High Yield Fund                            4.4%
--------------------------------------------------
International
--------------------------------------------------
   Foreign Bond Fund                          2.1%
--------------------------------------------------
Total Bond Funds                             43.6%
--------------------------------------------------

See page 11 for financial details.

June 30, 1999



OBJECTIVE

Current income with long-term capital appreciation as a secondary objective


PORTFOLIO

25-35% PIMCO Stock Funds

65-75% PIMCO Bond Funds



INCEPTION DATE

9/30/98


DIVIDEND FREQUENCY

Monthly


NET ASSETS

$7.1 million

                          PIMCO Funds 30/70 Portfolio

--------------------------------------------------------------------------------
  PERFORMANCE*
--------------------------------------------------------------------------------

Total Return For period ended 06/30/99

                      A Shares               B Shares               C Shares

                                   Adjusted              Adjusted   Adjusted
--------------------------------------------------------------------------------
Inception            6.9%         2.1%      6.3%        1.3%       5.3%

* The adjusted returns above include the effect of paying the applicable sales charges. Past performance is not an indication of future results. See page 10 for Footnotes, which include additional details.

--------------------------------------------------------------------------------
PORTFOLIO INSIGHTS
--------------------------------------------------------------------------------

The 30/70 Portfolio seeks current income, with long-term capital appreciation a secondary objective. The Fund's strategic allocation is 30% stock funds and 70% bond funds. In the second quarter the fund's Class A shares posted a return of 2.3%, the Class B shares returned 2.1%, and the Class C shares returned 2.1%.
  As of June 30, 1999, the Fund's actual allocation was 28% stock funds and 72% bond funds. This compares to an allocation of 33% stock funds and 67% bond funds for the period ended December 31, 1998. The Fund's overweight position in stock funds was a significant positive for performance. However, at the end of the second quarter the portfolio tactically overweighted bonds relative to stocks. This decision reflected changes in our proprietary asset allocation models, which now favor fixed income over equities.
  Within the equity portion of the Portfolio we maintained a neutral position with regard to value stocks versus growth stocks and large-cap stocks versus small-cap stocks. This was a drag on performance in the first quarter as growth stocks continued to dominate, but enhanced returns in the second quarter as the market finally began to broaden. The Fund slightly favored non-U.S. equities, which had a positive impact on returns.
  The Value Fund outperformed the S&P 500 Index by a wide margin in the second quarter. Broad market funds, such as StocksPLUS and Enhanced Equity, both had slightly higher returns than the S&P 500 for the second quarter. The International Fund beat its benchmark due to a higher allocation to emerging markets.
  As for the bond portion of the Portfolio, although the Total Return Fund had negative returns in the second quarter, it did slightly outperform the Lehman Brothers Aggregate Bond Index over the same period. Limited holdings of below-investment grade bonds enhanced returns as the Fund's emphasis on less cyclical credits proved beneficial in the face of expectations of Fed tightening. The Fund maintained an above benchmark weighting in mortgage-backed securities, which has significantly contributed to performance over the past six months, but was negative for performance in the second quarter. However, this position will be maintained as our outlook for a range-bound interest rate environment makes this sector a good way to enhance yield without adding significant risk. The High Yield Fund, which has a small weight in the Portfolio, underperformed its benchmark as fear of higher inflation and Federal Reserve tightening took its toll on high yield spreads. However, our positions in the energy area also helped performance, and we will continue to hold this industry.
  Looking ahead, interest rates have backed up significantly over the past six months, but as we expect the economy to moderate in the near term, the worst may be over for the bond market. In addition, our latest research dictated a move from an overweight to an underweight equity position. The modest tactical asset allocation move was based primarily on the signals generated by a systematic process utilizing several proprietary asset allocation models developed within PIMCO Advisors L.P. Several of these indicators changed from favoring equities to favoring bonds. Bonds should perform well going forward and, on a risk-adjusted basis, we believe they are currently more attractive than equities.

--------------------------------------------------------------------------------
 PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]

                28% PIMCO Stock Fund

                72% PIMCO Bond Funds

PIMCO Stock Funds                           % of
                               Total Investments
------------------------------------------------
Growth
------------------------------------------------
    Enhanced Equity Fund                    4.1%
------------------------------------------------
    Target Fund                             1.9%
------------------------------------------------
    Growth Fund                             1.4%
------------------------------------------------
    Opportunity Fund                        0.6%
------------------------------------------------
Blend
------------------------------------------------
    StocksPLUS Fund                         4.0%
------------------------------------------------
    Capital Appreciation Fund               1.3%
------------------------------------------------
    Mid-Cap Growth Fund                     1.8%
------------------------------------------------
    Small-Cap Growth Fund                   0.6%
------------------------------------------------
Value
------------------------------------------------
    Value                                   6.2%
------------------------------------------------
    Small-Cap Value Fund                    1.1%
------------------------------------------------
International
------------------------------------------------
    International Fund                      5.3%
------------------------------------------------
Total Stock Funds                          28.3%
------------------------------------------------

PIMCO Bond Funds
------------------------------------------------
Short Duration
------------------------------------------------
    Money Market Fund                       1.1%
------------------------------------------------
Intermediate Duration
------------------------------------------------
    Total Return Fund                      59.9%
------------------------------------------------
High Yield
------------------------------------------------
    High Yield Fund                         7.2%
------------------------------------------------
International
------------------------------------------------
   Foreign Bond Fund                        3.5%
------------------------------------------------
Total Bond Funds                           71.7%
------------------------------------------------

See page 11 for financial details.

PIMCO Funds Profiles

PIMCO Funds Asset Allocation Portfolios invest solely in Institutional Class shares of PIMCO Funds. These Funds are run by PIMCO Advisors' institutional-quality investment managers. Together, PIMCO manages $254 billion in assets and boasts an institutional client list that includes 46 of the 100 largest U.S. corporations.

PIMCO's investment managers are dedicated to specific disciplines, ensuring that each PIMCO Fund consistently adheres to its stated investment objective and strategy.

The following provides a closer look at each of the PIMCO Funds held in the PIMCO Funds Asset Allocation Portfolios as of December 31, 1998.

PIMCO  STOCK FUNDS
------------------------------------------------------------------------------------------------------------------------------------

                 Fund Name                Objective                                    Primary Portfolio Composition
------------------------------------------------------------------------------------------------------------------------------------
  Growth         Growth                   Long-term growth of capital                  Stocks of larger-capitalized companies

                 Target                   Capital appreciation                         Stocks of medium-capitalized companies

                 Opportunity              Capital appreciation                         Stocks of smaller-capitalized companies

                 Enhanced Equity          Total return exceeding the S&P 500 Index     Stocks represented in the S&P 500 Index
------------------------------------------------------------------------------------------------------------------------------------
  Blend          StocksPLUS               Total return exceeding the S&P 500 Index     S&P 500 stock index futures backed by a
                                                                                       portfolio of short-term, fixed-income
                                                                                       securities

                 Capital Appreciation     Growth of capital                            Stocks of larger-capitalized companies the
                                                                                       manager believes are reasonably priced

                 Mid-Cap Growth           Growth of capital                            Stocks of medium-capitalized companies the
                                                                                       manager believes are reasonably priced

                 Small-Cap Growth         Growth of capital                            Stocks of smaller-capitalized companies the
                                                                                       manager believes are reasonably priced
------------------------------------------------------------------------------------------------------------------------------------
  Value          Value                    Long-term growth of capital and income       Stocks of companies with below-average P/Es

                 Small-Cap Value          Long-term growth of capital and income       Stocks of smaller-capitalized companies with

                                                                                       below-average P/Es
------------------------------------------------------------------------------------------------------------------------------------
  International  International            Capital appreciation                         Stocks of non-U.S. companies in developed and

                                                                                       emerging markets

PIMCO BOND FUNDS
------------------------------------------------------------------------------------------------------------------------------------

                 Fund Name                Objective                                    Primary Portfolio Composition
------------------------------------------------------------------------------------------------------------------------------------
  Short Duration Money Market             Maximum current income, consistent with      Money market securities (LESS THAN 90 days)
                                          preservation of capital and daily
                                          liquidity
------------------------------------------------------------------------------------------------------------------------------------
  Intermediate   Total Return             Maximum total return                         Intermediate-term, investment-grade bonds
  Duration                                                                             (3-6 year duration)
------------------------------------------------------------------------------------------------------------------------------------
  High Yield     High Yield               Maximum total return                         High-yield bonds (2-6 year duration)
------------------------------------------------------------------------------------------------------------------------------------
  International  Foreign Bond             Maximum total return                         Investment-grade foreign bonds (3-7 year
                                                                                       duration)

Footnotes

A few notes and definitions are needed for a complete understanding of the performance figures. Past performance is no indication of future results. Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. Total return measures performance, assuming that all dividends and capital gains distributions were reinvested. Total return, both with and without a sales charge, has been presented. For shareholders who have not bought or sold shares during the period quoted, the non-adjusted figures are probably more meaningful to you than the adjusted figures. The adjusted figures for Class A shares for the 90/10 Portfolio and the 60/40 Portfolio include the effect of paying the maximum initial sales charge of 5.5%. The adjusted figures for Class A shares for the 30/70 Portfolio include the effect of paying the maximum initial sales charge of 4.5%. The adjusted figures for Class B shares include the effect of paying the contingent deferred sales charge (CDSC), which declines from 5% in the first year to 0% at the beginning of the seventh year. The adjusted figures for Class C shares include the effect of paying the 1% CDSC, which may apply to shares redeemed during the first year of ownership. The PIMCO stock funds can invest in foreign securities and the International Fund invest primarily in these securities, which can involve special risks due to foreign economic and political developments. These risks can be more pronounced with emerging market securities. The Small-Cap Value Fund generally invest in small- cap stocks, which can be riskier than the overall stock market. For additional details on the underlying PIMCO Funds in the Asset Allocation Series portfolios, contact your financial advisor to receive a prospectus that contains more complete information, including charges and expenses. Or contact PIMCO Funds Distributors LLC at 2187 Atlantic Street, Stamford, CT 06902, 1-800-277-7337, www.pimcofunds.com. Please read the prospectus carefully before you invest or send money.

Schedule of Investments
June 30, 1999

                                                                       Value
90/10 Portfolio                                         Shares        (000s)

 PIMCO FUNDS (b) 98.1%

Value                                                  123,824     $   1,895
International                                          139,455         1,620
Total Return                                           127,019         1,287
Enhanced Equity                                         97,249         1,260
StockPLUS                                               81,496         1,240
Target                                                  32,663           579
Mid-Cap Growth                                          24,367           561
Growth                                                  13,380           418
Capital Appreciation                                    15,224           409
Small Cap-Value                                         22,092           355
Opportunity                                              7,669           186
Small Cap-Growth                                        15,953           182
High Yield                                              14,876           163
Money Market                                           122,334           122
Foreign                                                  7,817            81
                                                                   ---------

Total Investments (a) 98.1%                                        $  10,358
(Cost $9,822)                                                      =========

Other Assets and Liabilities (Net) 1.9%                                  200
                                                                   ---------

Net Assets 100.0%                                                  $  10,558
                                                                   =========
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $9,835, was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                          $     532

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                               (9)
                                                                   ---------

Unrealized appreciation-net                                        $     523
                                                                   =========
(b) Institutional Class shares of each PIMCO Fund.

60/40 Portfolio

 PIMCO FUNDS (b) 100.3%

Total Return                                           559,951     $   5,672
Value                                                  126,214         1,931
International                                          142,139         1,652
Enhanced Equity                                         99,075         1,284
StockPLUS                                               83,064         1,264
High Yield                                              62,553           686
Target                                                  33,249           590
Mid-Cap Growth                                          24,815           571
Growth                                                  13,628           426
Capital Appreciation                                    15,508           416
Small Cap-Value                                         22,498           361
Foreign                                                 32,878           339
Opportunity                                              7,813           190
Small Cap-Growth                                        16,250           185
Money Market                                           176,063           176
                                                                   ---------

Total Investments (a) 100.3%                                       $  15,743
(Cost $15,375)                                                     =========

Other Assets and Liabilities (Net) (0.3%)                                (46)
                                                                   ---------

Net Assets 100.0%                                                  $  15,697
                                                                   =========

--------------------------------------------------------------------------------
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $15,396 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                          $     504

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (157)
                                                                   ---------

Unrealized appreciation-net                                        $     347
                                                                   =========
(b) Institutional Class shares of each PIMCO Fund.

                                                                        Value
30/70 Portfolio                                         Shares         (000s)

 PIMCO FUNDS (b) 97.8%

Total Return                                           412,302     $   4,177
High Yield                                              45,602           500
Value                                                   28,110           430
International                                           31,663           368
Enhanced Equity                                         22,082           286
StockPLUS                                               18,502           282
Foreign                                                 23,961           247
Target                                                   7,418           132
Mid-Cap Growth                                           5,531           127
Growth                                                   3,040            95
Capital Appreciation                                     3,458            93
Small Cap-Value                                          5,014            81
Money Market                                            74,071            74
Opportunity                                              1,744            42
Small Cap-Growth                                         3,627            41
                                                                   ---------

Total Investments (a) 97.8%                                        $   6,975
(Cost $6,988)                                                      =========

Other Assets and Liabilities (Net) 2.2%                                  159
                                                                   ---------

Net Assets 100.0%                                                  $   7,134
                                                                   =========
Notes to Schedule of Investments (amounts in thousands):

(a) At June 30, 1999, the net unrealized appreciation
(depreciation) of investments based on cost for federal income tax purposes of $7,017 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value over
tax cost.                                                          $     118

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax cost
over value.                                                             (160)
                                                                   ---------

Unrealized depreciation-net                                        $     (42)
                                                                   =========
(b) Institutional Class shares of each PIMCO Fund.

                                                      See accompanying notes  11

Financial Highlights

Selected Per Share Data for the Period Ended June 30, 1999:      90/10 Portfolio (b)                60/40 Portfolio (b)
                                                                 ------------------------------     -------------------------------
                                                                 Class A    Class B     Class C     Class A     Class B     Class C

Net Asset Value Beginning of Period                               $10.00     $10.00      $10.00      $10.00      $10.00      $10.00
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) (a)                                    0.16       0.16        0.07        0.31        0.16        0.18
------------------------------------------------------------------------------------------------------------------------------------
Net Realized / Unrealized Gain (Loss) on Investments (a)            2.19       2.13        2.22        1.23        1.31        1.29
------------------------------------------------------------------------------------------------------------------------------------
Total Income from Investment Operations                             2.35       2.29        2.29        1.54        1.47        1.47
------------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                               (0.15)     (0.15)      (0.15)      (0.27)      (0.22)      (0.23)
------------------------------------------------------------------------------------------------------------------------------------
Dividends in Excess of Net Investment Income                       (0.03)     (0.03)      (0.03)       0.00        0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (0.18)     (0.18)      (0.18)      (0.27)      (0.22)      (0.23)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value End of Period                                      12.17      12.11       12.11       11.27       11.25       11.24
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                       23.69%     23.03%      23.03%      15.50%      14.83%      14.82%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets End of Period (000s)                                   $  647     $1,920      $7,969      $2,196      $3,653      $9,826
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets *                           0.65%      1.40%       1.40%       0.65%       1.40%       1.40%
------------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets *       1.91%      1.87%       0.77%       3.76%       1.92%       2.14%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                               48%        48%         48%         39%         39%         39%
------------------------------------------------------------------------------------------------------------------------------------



                                                                 30/70 Portfolio (b)
                                                                 ------------------------------
                                                                 Class A    Class B     Class C

Net Asset Value Beginning of Period                               $10.00     $10.00      $10.00
-----------------------------------------------------------------------------------------------
Net Investment Income (Loss) (a)                                    0.58       0.32        0.26
-----------------------------------------------------------------------------------------------
Net Realized / Unrealized Gain (Loss) on Investments (a)            0.11       0.31        0.36
-----------------------------------------------------------------------------------------------
Total Income from Investment Operations                             0.69       0.63        0.62
-----------------------------------------------------------------------------------------------
Dividends from Net Investment Income                               (0.36)     (0.31)      (0.32)
-----------------------------------------------------------------------------------------------
Dividends in Excess of Net Investment Income                        0.00       0.00        0.00
-----------------------------------------------------------------------------------------------
Total Distributions                                                (0.36)     (0.31)      (0.32)
-----------------------------------------------------------------------------------------------
Net Asset Value End of Period                                      10.33      10.32       10.30
-----------------------------------------------------------------------------------------------
Total Return                                                        6.91%      6.29%       6.27%
-----------------------------------------------------------------------------------------------
Net Assets End of Period (000s)                                   $  407     $1,738      $4,969
-----------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets *                           0.65%      1.40%       1.40%
-----------------------------------------------------------------------------------------------
Ratio of Net Investment Income (Loss) to Average Net Assets(*)      7.54%      4.09%       3.39%
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                               37%        37%         37%
-----------------------------------------------------------------------------------------------

 *  Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) Commenced operations on September 30, 1998

12  See accompanying notes

Statements of Assets and Liabilities

June 30, 1999

Amounts in thousands, except per share amounts                            90/10 Portfolio    60/40 Portfolio    30/70 Portfolio
                                                                          ---------------    ---------------    ---------------
Assets:
Investments, at value                                                     $        10,358    $         15,743   $         6,975
-------------------------------------------------------------------------------------------------------------------------------
Cash and foreign currency                                                             112                   0                 0
-------------------------------------------------------------------------------------------------------------------------------
Receivable for investments and foreign currency sold                                    0                 106                 0
-------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                                                       209                 178               179
-------------------------------------------------------------------------------------------------------------------------------
Interest and dividends receivable                                                       5                  30                26
-------------------------------------------------------------------------------------------------------------------------------
                                                                                   10,684              16,057             7,180
-------------------------------------------------------------------------------------------------------------------------------

Liabilities:
Payable for investments and foreign currency purchased                    $           113    $              0   $            14
-------------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                                                        3                 189                 0
-------------------------------------------------------------------------------------------------------------------------------
Dividends payable                                                                       0                  45                23
-------------------------------------------------------------------------------------------------------------------------------
Accrued administration fee                                                              3                   5                 2
-------------------------------------------------------------------------------------------------------------------------------
Accrued distribution fee                                                                5                   8                 4
-------------------------------------------------------------------------------------------------------------------------------
Accrued servicing fee                                                                   2                   3                 2
-------------------------------------------------------------------------------------------------------------------------------
Other liabilities                                                                       0                 110                 1
-------------------------------------------------------------------------------------------------------------------------------
                                                                                      126                 360                46
-------------------------------------------------------------------------------------------------------------------------------

Net Assets                                                                $         10,558   $         15,697   $         7,134
-------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
Paid in capital                                                           $          9,757   $         15,089   $         7,095
-------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                    169                173                49
-------------------------------------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain                                             96                 67                 3
-------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                                             536                368               (13)
-------------------------------------------------------------------------------------------------------------------------------
                                                                          $         10,558   $         15,697   $         7,134
-------------------------------------------------------------------------------------------------------------------------------

Net Assets:
Class A                                                                   $            647   $           2,196  $           407
-------------------------------------------------------------------------------------------------------------------------------
Class B                                                                              1,920               3,653            1,738
-------------------------------------------------------------------------------------------------------------------------------
Class C                                                                              7,969               9,826            4,969
-------------------------------------------------------------------------------------------------------------------------------
Other Classes                                                                           22                  22               20
-------------------------------------------------------------------------------------------------------------------------------

Shares Issued and Outstanding:
Class A                                                                                 53                 195               39
-------------------------------------------------------------------------------------------------------------------------------
Class B                                                                                159                 325              168
-------------------------------------------------------------------------------------------------------------------------------
Class C                                                                                658                 874              482
-------------------------------------------------------------------------------------------------------------------------------

Net Asset Value and Redemption Price *  Per Share
   (Net Assets Per Share Outstanding)
Class A                                                                   $         12.17    $           11.27  $         10.33
-------------------------------------------------------------------------------------------------------------------------------
Class B                                                                             12.11                11.25            10.32
-------------------------------------------------------------------------------------------------------------------------------
Class C                                                                             12.11                11.24            10.30
-------------------------------------------------------------------------------------------------------------------------------

Cost of Investments Owned                                                 $         9,822    $          15,375  $         6,988
-------------------------------------------------------------------------------------------------------------------------------

* With respect to the Retail Classes, the redemption price varies by the length of time the shares are held.

                                                      See accompanying notes  13

Statements of Operations
For the period ended June 30, 1999



Amounts in thousands                                                     90/10 Portfolio       60/40 Portfolio      30/70 Portfolio
                                                                         ---------------       ---------------      ---------------
Investment Income:

Dividends                                                                $            86       $           180       $          135
-----------------------------------------------------------------        ---------------       ---------------       --------------
Interest                                                                               1                     1                    1
-----------------------------------------------------------------        ---------------       ---------------       --------------
    Total Income                                                                      87                   181                  136
-----------------------------------------------------------------        ---------------       ---------------       --------------

Expenses:

Administration fees                                                                  14                    20                    10
----------------------------------------------------------------         --------------        --------------        --------------
Distribution fees - Class B                                                           5                    12                     6
----------------------------------------------------------------         --------------        --------------        --------------
Distribution fees - Class C                                                          20                    22                    13
----------------------------------------------------------------         --------------        --------------        --------------
Servicing fees - Class A                                                              1                     1                     0
----------------------------------------------------------------         --------------        --------------        --------------
Servicing fees - Class B                                                              2                     4                     2
----------------------------------------------------------------         --------------        --------------        --------------
Servicing fees - Class C                                                              7                     7                     4
----------------------------------------------------------------         --------------        --------------        --------------
Total expenses                                                                       49                    66                    35
----------------------------------------------------------------         --------------        --------------        --------------
Net Investment Income (Loss)                                                         38                   115                   101
----------------------------------------------------------------         --------------        --------------        --------------

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments                                             160                   140                    15
----------------------------------------------------------------         --------------        --------------        --------------
Net capital gain distributions received from underlying funds                       113                    94                    37
----------------------------------------------------------------         --------------        --------------        --------------
Net change in unrealized appreciation (depreciation) on investments                 536                   368                   (13)
----------------------------------------------------------------         --------------        --------------        --------------

    Net Gain                                                                        809                   602                    39
----------------------------------------------------------------         --------------        --------------        --------------

Net Increase in Assets Resulting from Operations                         $          847        $          717        $          140
----------------------------------------------------------------         --------------        --------------        --------------

14  See accompanying notes

Statements of Changes in Net Assets

Amounts in thousands                                          90/10 Portfolio           60/40 Portfolio          30/70 Portfolio
                                                              ------------------        ------------------       ------------------
                                                                     Period from               Period from              Period from
                                                              September 30, 1998        September 30, 1998       September 30, 1998
                                                                 to June 30 1999           to June 30 1999          to June 30 1999
Increase (Decrease) in Net Assets from:

Operations:
Net investment income                                         $               38        $              115       $              101
------------------------------------------------------------- ------------------        ------------------       ------------------
Net realized gain                                                            160                       140                       15
------------------------------------------------------------- ------------------        ------------------       ------------------
Net capital gain distributions received from underlying funds                113                        94                       37
------------------------------------------------------------- ------------------        ------------------       ------------------
Net change in unrealized appreciation (depreciation)                         536                       368                      (13)
------------------------------------------------------------- ------------------        ------------------       ------------------
Net increase resulting from operations                                       847                       717                      140
------------------------------------------------------------- ------------------        ------------------       ------------------

Distributions to Shareholders:

From net investment income
   Class A                                                                   (2)                      (16)                      (7)
------------------------------------------------------------- -----------------         -----------------        -----------------
   Class B                                                                  (10)                      (33)                     (35)
------------------------------------------------------------- -----------------         -----------------        -----------------
   Class C                                                                  (26)                      (60)                     (59)
------------------------------------------------------------- -----------------         -----------------        -----------------
   Other Classes                                                              0                         0                        0
------------------------------------------------------------- -----------------         -----------------        -----------------
In excess of net investment income
   Class A                                                                   (1)                        0                        0
------------------------------------------------------------ ------------------         -----------------        -----------------
   Class B                                                                   (2)                        0                        0
------------------------------------------------------------ ------------------         -----------------        -----------------
   Class C                                                                   (5)                        0                        0
------------------------------------------------------------ ------------------         -----------------        -----------------
   Other Classes                                                              0                         0                        0
------------------------------------------------------------ ------------------         -----------------        -----------------

Total Distributions                                                         (46)                     (109)                    (101)
------------------------------------------------------------ ------------------         -----------------         ----------------

Fund Share Transactions:

Receipts for shares sold
   Class A                                                                  713                     2,249                      487
------------------------------------------------------------ ------------------         -----------------        -----------------
   Class B                                                                1,910                     4,008                    1,840
------------------------------------------------------------ ------------------         -----------------        -----------------
   Class C                                                                7,885                    10,298                    5,337
------------------------------------------------------------ ------------------         -----------------        -----------------
   Other Classes                                                             20                        20                       20
------------------------------------------------------------ ------------------         -----------------        -----------------
Issued as reinvestment of distributions
   Class A                                                                    3                         6                        3
------------------------------------------------------------ ------------------         -----------------        -----------------
   Class B                                                                   12                        24                       26
------------------------------------------------------------ ------------------         -----------------        -----------------
   Class C                                                                   30                        32                       42
------------------------------------------------------------ ------------------         -----------------        -----------------
   Other Classes                                                              0                         0                        0
------------------------------------------------------------ ------------------         -----------------        -----------------
Cost of shares redeemed
   Class A                                                                 (118)                     (128)                     (86)
------------------------------------------------------------ ------------------         -----------------        -----------------
   Class B                                                                 (164)                     (567)                    (142)
------------------------------------------------------------ ------------------         -----------------        -----------------
   Class C                                                                 (534)                     (853)                    (432)
------------------------------------------------------------ ------------------         -----------------        -----------------
   Other Classes                                                              0                         0                        0
------------------------------------------------------------ ------------------         -----------------        -----------------
Net increase (decrease) resulting from Fund share
   transactions                                                           9,757                    15,089                    7,095
------------------------------------------------------------ ------------------         -----------------        -----------------

Total Increase in Net Assets                                             10,558                    15,697                    7,134
------------------------------------------------------------ ------------------         -----------------        -----------------

Net Assets:

Beginning of period                                                           0                         0                        0
-------------------------------------------------------------------------------         -----------------        -----------------
End of period  *                                             $           10,558         $          15,697        $           7,134
-------------------------------------------------------------------------------         -----------------        -----------------

*  Including net undistributed (overdistributed)
   investment income of:                                     $              169         $             173        $              49

-------------------------------------------------------------------------------         -----------------        -----------------

                                                       See accompanying notes 15

Notes to Financial Statements
June 30, 1999

1. Organization
PIMCO Funds: Multi-Manager Series (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of twenty-six funds. Information presented in these financial statements pertains to the Asset Allocation Series of the Trust which is comprised of the 90/10 Portfolio, 60/40 Portfolio, and 30/70 Portfolio, collectively referred to as (the "Portfolios"). The Portfolios are a professionally-managed series of the Trust designed to take advantage of the benefits of asset allocation. Each Portfolio seeks to achieve its particular investment objective by investing within specified equity and fixed income ranges among a number of other mutual funds in the PIMCO Funds family (the "Underlying Funds"). The Portfolios may offer up to five classes of shares:
Institutional, Administrative, A, B and C. Each share class has identical voting rights (except shareholders of a class that have exclusive voting rights regarding any matter relating solely to that class of shares). Information presented in these financial statements pertains to the A,B, and C Classes (the "Retail Classes") of the Trust. Certain detailed financial information for the Institutional and Administrative Classes (the "Other Classes") is provided separately and is available upon request.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation. Investments in the Underlying Funds are valued at the price of each Institutional share class of the respective Underlying Fund determined as of the close of the New York Stock Exchange or the valuation date.

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Distributions from the Underlying Funds are recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, are declared and paid to shareholders of record at least monthly by the 30/70 Portfolio, at least quarterly by 60/40 Portfolio and at least annually by the 90/10 Portfolio. Net long-term capital gains earned by a Portfolio, if any, will be distributed no less frequently than once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Multiclass Operations. Each class offered by the Trust has equal rights as to assets. Income, non-class specific expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

Federal Income Taxes. Each Portfolio intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

3. Fees, Expenses, and Related Party Transactions Administration Fee. PIMCO Advisors L.P. ("PIMCO Advisors") provides administrative services to the Trust for which it receives monthly administrative fees based on each share class' average daily net assets. The Administration Fee for the Retail Classes is charged at the annual rate of 0.40% on the first $2.5 billion of net assets and 0.35% in excess of $2.5 billion. The Administration Fee for Other Classes is charged at the annual rate of 0.15%. PIMCO Advisors has voluntarily undertaken to waive a portion of the administrative fee it is entitled to receive for Other Classes of each Portfolio until further notice. As a result, during the period of the waiver, each Portfolio will pay administrative fees to the Administrator at the annual rate of 0.10%. In addition, the Portfolios indirectly bear their pro-rata share of expenses of the underlying funds.

Expenses. Under the terms of the Administrative Agreement PIMCO Advisers has agreed to bear any and all fees and expenses of the Portfolio (other than the administrative fee payable under the agreement), except for (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, PIMCO, or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the cost of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Adviser, any Portfolio Manager, or the Trust, and any counsel retained exclusively for their benefit;

(vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) any expenses allocated or allocable to a specific class of shares, which include distribution and/or service fees payable and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 and subject to review and approval by the Trustees.
    Each unaffiliated Trustee receives an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee member receives an additional annual retainer of $1,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the entire Board receives an additional annual retainer of $3,000. These expenses are allocated to the Portfolios and to the Funds of the Trust according to their respective net assets.

Distribution and Servicing Fees. PIMCO Funds Distributors LLC ("PFD"), formerly PIMCO Funds Distribution Company, a wholly-owned subsidiary of PIMCO Advisors L.P., serves as the distributor of the Trust's shares.
    Pursuant to the Distribution and Servicing Plans adopted by the A, B and C Classes of the Trust, the Trust compensates PFD for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the Class A, Class B and Class C. The Trust paid PFD distribution and servicing fees at an effective rate as set forth below (calculated as a percentage of each Portfolio's average daily net assets attributable to each class):

                               Distribution Fee(%)            Servicing Fee (%)
--------------------------------------------------------------------------------
Class A
All Portfolios                                 --                         0.25

Class B
All Portfolios                               0.75                         0.25

Class C
All Portfolios                               0.75                         0.25

PFD also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, B and C shares. For the period ended June 30, 1999, PFD received $87,230 representing commissions (sales charges) and contingent deferred sales charges.

4. Purchase and Sale of Securities
Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 1999 were as follows (amounts in thousands):

                                   Purchases                     Sales
--------------------------------------------------------------------------------
90/10 Portfolio                      $12,220                   $ 2,558
60/40 Portfolio                       18,215                     2,980
30/70 Portfolio                        8,355                     1,382

5. Risk Factors of the Funds
Investing in the Underlying Funds through the Portfolios involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Under certain circumstances, an Underlying Fund may pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash, in accordance with the rules of the Securities and Exchange Commission. In such cases, the Portfolios may hold securities distributed by an Underlying Fund until PIMCO Advisors determines that it is appropriate to dispose of such securities.
    Each of the Underlying Funds may invest in certain specified derivative securities, including: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls and financial futures and options. Certain of the Underlying Funds may invest in restricted securities; instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers. These Underlying Funds also may engage in securities lending, reverse repurchase agreements and dollar roll transactions. In addition, certain of the Underlying Funds may invest in below-investment grade debt, debt obligations of foreign issuers and stocks of foreign corporations, securities in foreign investment funds or trusts, foreign derivative securities including futures contracts, options, interest rate and currency swap transactions, and various other investment vehicles, each with inherent risks.
    The officers and directors of the Trust also serve as officers and directors/trustees of the Underlying Funds. Conflicts may arise as these companies seek to fulfill their fiduciary responsibilities to both the Portfolios and Underlying Funds.

June 30, 1999

6. Shares of Beneficial Interest
The Trust may issue an unlimited number of shares of beneficial interest with a $.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

                                                     90/10 Portfolio               60/40 Portfolio              30/70 Portfolio
                                                 ----------------------        ----------------------        ----------------------
                                                            Period from                   Period from                   Period from
                                                 9/30/1998 to 6/30/1999        9/30/1998 to 6/30/1999        9/30/1998 to 6/30/1999
                                                  Shares         Amount         Shares         Amount         Shares         Amount
                                                 ----------------------        ----------------------        ----------------------
Receipts for shares sold
   Class A                                            63       $    713            206       $  2,249             47       $    487
--------------------------------------------     ----------------------        ----------------------        ----------------------
   Class B                                           172          1,910            374          4,008            179          1,840
--------------------------------------------     ----------------------        ----------------------        ----------------------
   Class C                                           703          7,885            949         10,298            520          5,337
--------------------------------------------     ----------------------        ----------------------        ----------------------
   Other Classes                                       2             20              2             20              2             20
--------------------------------------------     ----------------------        ----------------------        ----------------------

Issued as reinvestment of distributions
   Class A                                             0              3              1              6              0              3
--------------------------------------------     ----------------------        ----------------------        ----------------------
   Class B                                             1             12              2             24              3             26
--------------------------------------------     ----------------------        ----------------------        ----------------------
   Class C                                             3             30              3             32              4             42
--------------------------------------------     ----------------------        ----------------------        ----------------------
   Other Classes                                       0              0              0              0              0              0
--------------------------------------------     ----------------------        ----------------------        ----------------------

Cost of shares redeemed
   Class A                                           (10)          (118)           (12)          (128)            (8)           (86)
-------------------------------------------      ----------------------        ----------------------        ----------------------
   Class B                                           (14)          (164)           (51)          (567)           (14)          (142)
-------------------------------------------      ----------------------        ----------------------        ----------------------
   Class C                                           (48)          (534)           (78)          (853)           (42)          (432)
-------------------------------------------      ----------------------        ----------------------        ----------------------
   Other Classes                                       0              0              0              0              0              0
------------------------------------------       ----------------------        ----------------------        ----------------------

Net increase resulting from
   Fund share transactions                           872       $  9,757          1,396       $ 15,089            691       $  7,095
-------------------------------------------      ----------------------        ----------------------        ----------------------

Report of Independent Accountants
June 30, 1999

To the Trustees and Class A, B and C Shareholders of the PIMCO Funds:
Multi-Manager Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, changes in net assets and the financial highlights for the Class A, B and C share classes present fairly, in all material respects, the financial position of the 90/10 Portfolio, 60/40 Portfolio and 30/70 Portfolio (constituting the PIMCO Funds Asset Allocation Series of PIMCO Funds: Multi-Manager Series, hereafter referred to as the "Portfolios") at June 30, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for the Class A, B and C share classes for the period September 30, 1998 (commencement of operations) through June 30, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Kansas City, Missouri
August 13, 1999

Federal Income Tax Information (Unaudited)
June 30, 1999

As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Trust's fiscal year end (June 30, 1999) regarding the status of the distributions made to the shareholders.

Dividend Received Deduction. For the benefit of corporate shareholders only, the portion of dividends paid out of ordinary income earned during certain Funds' fiscal years ended June 30, 1999 which qualify for the corporate dividend-received deduction are as follows:

90/10 Portfolio                               4.96%
60/40 Portfolio                               3.50%
30/70 Portfolio                               2.01%

------------------------------------------------------------------------------------------------------------------------------------
         PIMCO Funds Asset Allocation Series
         Actively managed portfolios of select PIMCO Funds

         PIMCO Funds Asset Allocation             Manager                 PIMCO Advisors L.P., 800 Newport Center Drive,
                                                                          Newport Beach, CA 92660
         Series offers unique access to the

         allocation and investment                Distributor              PIMCO Funds Distributors LLC, 2187 Atlantic Street,
                                                                           Stamford, CT 06902-6896
         capabilities of PIMCO Advisors

         L.P., manager of $254 billion,           Custodian                Investors Fiduciary Trust Company, 801 Pennsylvania,
                                                                           Kansas City, MO 64105
         including assets for 46 of the 100

         largest U.S. corporations.  To learn     Shareholder              First Data Investor Services Group, Inc., P.O. Box 9688,
                                                  Servicing Agent and      Providence, RI 02940-9688
         more about PIMCO Funds Asset             Transfer Agent

         Allocation Portfolios, speak to
                                                  Independent              PricewaterhouseCoopers LLP, 1055 Broadway,
         your financial advisor, or call          Accountant               Kansas City, MO 64105

         1-800-227-7337                           Legal Counsel            Ropes & Gray, One International Place,
                                                                           Boston, MA 02110

                                                  For Account              For PIMCO Funds Asset Allocation account information
                                                  Information              contact your financial advisor, or if you receive account
                                                                           statements directly from PIMCO Funds, you can also call
                                                                           1-800-426-0107.  Telephone representatives are available
                                                                           Monday-Friday 8:30am to 8:30 pm Eastern Time.

                                                  This is a copy of a report by PIMCO Funds to its Asset Allocation Series shareholders. Distribution of this report to persons other than shareholders of the Trust is authorized only when accompanied by the Trust's prospectus. This report does not offer for sale or solicit orders to buy any securities.

                                                  This material is authorized for use only when preceded or accompanied by a current
                                                  PIMCO Funds Asset Allocation Series prospectus, which describes in greater detail the investment policies, management fees and other matters of interest to prospective investors. Please read prospectus carefully before you invest or send
                                                  money                                                                   PZ030 7/99
------------------------------------------------------------------------------------------------------------------------------------


            PIMCO
            Funds

PIMCO Funds
Distributors LLC

2187 Atlantic Street
Stamford, CT 06902